     As filed with the Securities and Exchange Commission on April 30, 2003

                     Registration Nos. 33-51268 and 811-7134

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
     Pre-Effective Amendment No.____                                         / /
     Post-Effective Amendment No. 22                                         /X/

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
     Amendment No. 23                                                        /X/

                        (Check appropriate box or boxes)

             Separate Account II of Integrity Life Insurance Company
                           (Exact Name of Registrant)

                        Integrity Life Insurance Company
                               (Name of Depositor)

                  515 West Market Street, Louisville, KY 40202
         (Address of Depositor's Principal Executive Offices) (Zip Code)
        Depositor's Telephone Number, including Area Code (502) 582-7900

                                G. Stephen Wastek
                        Integrity Life Insurance Company
                             515 West Market Street
                           Louisville, Kentucky 40202
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon after the effective date of this Registration Statement as is practicable.

It is proposed that this filing will become effective (check appropriate box)

   / / immediately upon filing pursuant to paragraph (b) of Rule 485

   /X/ on May 1, 2003 pursuant to paragraph (b) of Rule 485

   / / 60 days after filing pursuant to paragraph (a)(1) of Rule 485

   / / on (date) pursuant to paragraph (a)(1) of Rule 485

   / / 75 days after filing pursuant to paragraph (a)(2) of Rule 485

   / / on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

   / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

THE PINNACLE IV FILING CONTAINED IN THIS REGISTRATION STATEMENT IS NOT INTENDED
   TO SUPERSEDE THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR THE PINNACLE FLEXIBLE PREMIUM VARIABLE ANNUITY ALSO CONTAINED IN THIS REGISTRATION STATEMENT NOS. 33-51268 (POST-EFFECTIVE NUMBER 22) AND 811-7134(POST-EFFECTIVE
                      NUMBER 23), FILED ON APRIL 30, 2003.

PROSPECTUS

                                    PINNACLE
                        FLEXIBLE PREMIUM VARIABLE ANNUITY
                   issued by INTEGRITY LIFE INSURANCE COMPANY

This prospectus describes flexible premium variable annuity contracts offered to individuals and to groups by Integrity Life Insurance Company, a subsidiary of The Western and Southern Life Insurance Company (W&S). The contracts (collectively, a CONTRACT) provide several types of benefits, some of which have tax-favored status under the Internal Revenue Code of 1986, as amended. Two separate accounts, Separate Account II and Separate Account Ten, fund the variable annuity contract. You may allocate contributions to various available investment divisions of the Separate Accounts, called Variable Account Options, or to our Fixed Accounts, or both. The Variable Account Options and Fixed Accounts are together referred to as INVESTMENT OPTIONS.

Your contributions to the Variable Account Options of Separate Account II are invested in shares of the Portfolios of corresponding mutual funds. Contributions to the Variable Account Options of Separate Account Ten are allocated to its Select Ten Plus Divisions, which invest directly in securities.


FIDELITY VIP FUNDS
Fidelity VIP Balanced
Fidelity VIP Contrafund
Fidelity VIP Equity-Income
Fidelity VIP Growth
Fidelity VIP Growth & Income
Fidelity VIP Growth Opportunities
Fidelity VIP High Income
Fidelity VIP Mid-Cap
Fidelity VIP Money Market

FRANKLIN TEMPLETON VIP TRUST
Franklin Growth and Income Securities
Franklin Income Securities
Franklin Large Cap Growth Securities
Mutual Shares Securities
Templeton Foreign Securities
Templeton Growth Securities

JANUS ASPEN SERIES
Janus Aspen Series Growth
Janus Aspen Series International Growth
Janus Aspen Series Mid Cap Growth
Janus Aspen Series Worldwide Growth

J.P. MORGAN SERIES TRUST II
J.P. Morgan Bond
J.P. Morgan Mid Cap Value
J.P. Morgan International Opportunities

PUTNAM FUNDS
Putnam VT Discovery Growth Fund
Putnam VT The George Putnam Fund of Boston
Putnam VT Growth and Income Fund
Putnam VT International Equity Fund
Putnam VT New Opportunities Fund
Putnam VT Small Cap Value Fund
Putnam VT Voyager Fund

MFS FUNDS
MFS Capital Opportunities
MFS Emerging Growth
MFS Investors Growth Stock
MFS Investors Trust
MFS Mid Cap Growth
MFS New Discovery
MFS Research
MFS Total Return

SCUDDER VIT FUNDS
Scudder EAFE Equity Index Fund
Scudder Equity 500 Index Fund
Scudder Small Cap Index Fund

TOUCHSTONE VARIABLE SERIES TRUST
Touchstone Balanced Fund
Touchstone Baron Small Cap Fund
Touchstone Core Bond Fund
Touchstone Emerging Growth Fund
Touchstone Enhanced 30 Fund
Touchstone Growth & Income Fund
Touchstone High Yield Fund
Touchstone Large Cap Growth Fund
Touchstone Money Market Fund
Touchstone Third Avenue Value Fund
Touchstone Value Plus Fund

VAN KAMPEN PORTFOLIOS
Van Kampen LIT Comstock
Van Kampen LIT Emerging Growth
Van Kampen UIF Emerging Markets Debt
Van Kampen UIF Emerging Markets Equity
Van Kampen UIF U.S. Real Estate

SELECT TEN PLUS DIVISIONS
Select Ten Plus Division - March
Select Ten Plus Division - June
Select Ten Plus Division - September
Select Ten Plus Division - December

Part I of this prospectus describes the contract and provides background information about the Separate Accounts. Part II of this prospectus (beginning on page 46) provides information about the investment activities and operations of the Select Ten Plus Divisions, including their investment policies.

We also offer Guaranteed Rate Options (GROs) and Systematic Transfer Options
(STOs), together referred to as FIXED ACCOUNTS. The money you put into a GRO earns a fixed interest rate that we declare at the beginning of the duration you select. A MARKET VALUE ADJUSTMENT will be made for withdrawals, surrenders, transfers and certain other transactions made before your GRO Account expires. However, your value under a GRO can't be decreased below an amount equal to your contribution less prior withdrawals, plus interest compounded at the Minimum Interest Rate, less any administrative charges and less any charges for the EEB option, if elected. Withdrawal charges, charges for the EEB option (if elected), and an annual administrative charge may apply, and may invade principal. Your allocation to the STO earns a fixed interest rate that we declare each calendar quarter, guaranteed never to be less than the Minimum Interest Rate. YOU MUST TRANSFER ALL CONTRIBUTIONS YOU MAKE TO THE SIX-MONTH STO INTO OTHER INVESTMENT OPTIONS WITHIN SIX MONTHS AND TRANSFER ALL CONTRIBUTIONS TO THE TWELVE-MONTH STO WITHIN ONE YEAR OF CONTRIBUTION. THIS MAY BE DONE ON A MONTHLY OR QUARTERLY BASIS DEPENDING UPON THE STO YOU SELECT.


This prospectus contains information about the contract that you should know before investing. You should read this prospectus and any supplements, and retain them for future reference. This prospectus isn't valid unless provided with the current Portfolio prospectuses, which you should also read.

For further information and assistance, contact our Administrative Office at Integrity Life Insurance Company, P.O. Box 740074, Louisville, Kentucky 40201-0074. Our express mail address is Integrity Life Insurance Company, 515 West Market Street, Louisville, Kentucky 40202-3319. You may also call us at 1-800-325-8583.


Registration statements relating to the contract, which include a Statement of Additional Information (SAI) dated May 1, 2003 have been filed with the Securities and Exchange Commission. The SAI is incorporated by reference into this prospectus. A free copy of the SAI is available by writing to or calling our Administrative Office. The table of contents for the SAI is found in Appendix D..


THE CONTRACT IS NOT A DEPOSIT OR OTHER OBLIGATION OF, OR GUARANTEED BY, ANY BANK, NOR IS IT INSURED BY THE FDIC. IT IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE CONTRACT OR PASSED ON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


YOU CAN REVIEW AND COPY INFORMATION ABOUT THE CONTRACT AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. FOR HOURS OF OPERATION OF THE PUBLIC REFERENCE ROOM, PLEASE CALL 1-800-SEC-0330. YOU MAY ALSO OBTAIN INFORMATION ABOUT THE CONTRACT ON THE SEC'S INTERNET SITE AT http://www.sec.gov. COPIES OF THAT INFORMATION ARE ALSO AVAILABLE, AFTER PAYING A DUPLICATING FEE, BY ELECTRONIC REQUEST TO publicinfo@sec.gov OR BY WRITING THE SEC'S PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20459-0102.

The date of this prospectus is May 1, 2003

                                TABLE OF CONTENTS


                                                                            PAGE
PART I

SECTION 1 - SUMMARY

Your Variable Annuity Contract                                                 8
Your Benefits                                                                  8
How Your Contract is Taxed                                                     8
Your Contributions                                                             8
Your Investment Options                                                        8
Variable Account Options                                                       8
Account Value, Adjusted Account Value and Cash Value                           9
Transfers                                                                      9
Charges and Fees                                                               9
Withdrawals                                                                    9
Your Initial Right to Revoke                                                   9
Risk/Return Summary: Investments and Risks                                    10
Table of Annual Fees and Expenses                                             11
Examples                                                                      12

SECTION 2 - INTEGRITY AND THE SEPARATE ACCOUNTS

Integrity Life Insurance Company                                              13
The Separate Accounts and the Variable Account Options                        13
Assets of Our Separate Accounts                                               13
Changes In How We Operate                                                     13

SECTION 3 - YOUR INVESTMENT OPTIONS

Investment Options                                                            14
Fixed Accounts                                                                23
     Guaranteed Rate Options                                                  23
       Renewals of GRO Accounts                                               24
       Market Value Adjustments                                               24
     Systematic Transfer Option                                               25

SECTION 4 - DEDUCTIONS AND CHARGES

Separate Account Charges                                                      25
Annual Administrative Charge                                                  26
Portfolio and Division Charges                                                26
Reduction or Elimination of Separate Account or Administrative Charges        26
State Premium Tax Deduction                                                   26
Contingent Withdrawal Charge                                                  26
Reduction or Elimination of the Contingent Withdrawal Charge                  27
Transfer Charge                                                               27
Hardship Waiver                                                               27
Tax Reserve                                                                   27

SECTION 5 - TERMS OF YOUR VARIABLE ANNUITY

Contributions Under Your Contract                                             27
Your Account Value                                                            28
Units in Our Separate Accounts                                                28

How We Determine Unit Value                                                   29
Transfers                                                                     29
Excessive Trading                                                             30
Specific Notice Regarding the use of this Annuity for Market Timing of
  Investments                                                                 30
Withdrawals                                                                   31
Assignments                                                                   31
Death Benefits and Similar Benefit Distributions                              32
Annuity Benefits                                                              32
Annuities                                                                     32
Fixed Annuity Payments                                                        33
Timing of Payment                                                             33
How You Make Requests and Give Instructions                                   33

SECTION 6 - OPTIONAL CONTRACT FEATURE

Enhanced Earnings Benefit                                                     34

SECTION 7 - VOTING RIGHTS

Portfolio Voting Rights                                                       35
How We Determine Your Voting Shares                                           35
How Portfolio Shares Are Voted                                                35
How Separate Account Ten Interests Are Voted                                  35
Separate Account Voting Rights                                                36

SECTION 8 - TAX ASPECTS OF THE CONTRACT

Introduction                                                                  36
Your Contract is an Annuity                                                   36
Taxation of Annuities Generally                                               36
Distribution-at-Death Rules                                                   37
Spousal Continuation                                                          37
Diversification Standards                                                     38
Partial 1035 Exchanges                                                        38
Tax-Favored Retirement Programs                                               38
Inherited IRAs                                                                39
Annuities in Qualified Plans                                                  39
Federal and State Income Tax Withholding                                      39
Impact of Taxes on Integrity                                                  39
Transfers Among Investment Options                                            39

SECTION 9 - ADDITIONAL INFORMATION

Systematic Withdrawals                                                        39
Income Plus Withdrawal Program                                                40
Choices Plus Minimum Required Distribution Program                            41
Dollar Cost Averaging                                                         41
Systematic Transfer Program                                                   41
Customized Asset Rebalancing                                                  42
Systematic Contributions                                                      42
Legal Proceedings                                                             42

SECTION 10 - PRIOR CONTRACTS

Prior Contracts                                                               42

PART II - THE SELECT TEN PLUS DIVISIONS OF SEPARATE ACCOUNT TEN

SECTION 1 - INVESTMENT OBJECTIVE, STRATEGY AND RISK FACTORS

The Divisions                                                                 46
Investment Objective                                                          46
Investment Strategy                                                           47
Dow Jones Industrial Average                                                  48
Risk Factors                                                                  48

SECTION 2 - PERFORMANCE INFORMATION

Performance History of the Dogs of the Dow Strategy - Comparison of Total
  Return                                                                      50
Performance History of the Dogs of the Dow Strategy - $10,000 Hypothetical
  Investment                                                                  51

SECTION 3 - CONTRACTHOLDER INFORMATION

Pricing of Units                                                              52
Dividends and Distributions                                                   52

SECTION 4 - MANAGEMENT

The Investment Adviser                                                        52
The Sub-Adviser                                                               53

APPENDIX A  - FINANCIAL INFORMATION FOR THE SEPARATE ACCOUNTS                 54
APPENDIX B - ILLUSTRATION OF A MARKET VALUE ADJUSTMENT                        69
APPENDIX C - ENHANCED EARNINGS BENEFIT CALCULATION EXAMPLE                    72
APPENDIX D - TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION         73


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

                                    GLOSSARY

ACCOUNT VALUE - the value of your contract, which consists of the values of your Fixed Accounts and Variable Account Options added together.

ADJUSTED ACCOUNT VALUE - your Account Value increased or decreased by any Market Value Adjustment made to your GRO Account.

ANNUITANT - the person upon whose life an annuity benefit and death benefit are based.

BUSINESS DAY - any day that the New York Stock Exchange is open.

CASH VALUE - your Adjusted Account Value reduced by any withdrawal charges and/or any pro rata annual administrative charges that may apply.

ENHANCED RATE - a higher rate of interest we may declare for the first year of any GRO Account that exceeds the Guaranteed Interest Rate credited during the rest of the Guarantee Period.

FIXED ACCOUNTS - Guaranteed Rate Options and the Systematic Transfer Option.

GAIN - Account Value less Net Premiums.

GRO - Guaranteed Rate Option, which offer durations of two, three, five, seven and ten years and lock in a fixed annual effective interest rate.

GRO VALUE - the value of a GRO Account. The GRO Value at the expiration of a GRO Account, assuming you haven't withdrawn or transferred any amounts, will be the amount you put in plus interest at the Guaranteed Interest Rate, less any administrative charges and less any charges for the EEB option, if elected.

GUARANTEE PERIOD -- the duration of your GRO Account.


GUARANTEED INTEREST RATE - a fixed annual interest rate that we declare for the duration of the Fixed Account option you select.


MARKET VALUE ADJUSTMENT ("MVA") - an upward or downward adjustment (never below the Minimum Value) made to the value of your GRO Account for withdrawals, surrenders, transfers and certain other transactions made before the GRO Account expires.


MINIMUM INTEREST RATE - the minimum interest rate, declared in the contract, which we will credit your Fixed Accounts.

MINIMUM VALUE - an amount equal to your net allocation to a GRO Account, less withdrawals (including any associated charges and adjustments), accumulated at the Guaranteed Interest Rate, less any administrative charges and less any charges for the EEB option, if elected.


NET PREMIUMS- Total Customer Contributions less any withdrawals or loans.


RETIREMENT DATE - the date you elect annuity payments to begin. The required Retirement Date is specified in the contract.


SEPARATE ACCOUNTS - Separate Account II and Separate Account Ten of Integrity Life Insurance Company. Each Separate Account consists of assets that are segregated by Integrity and invested in Variable Account Options.

STO - Systematic Transfer Option - our STO provides a guaranteed interest rate; contributions to the STO must be transferred into other Investment Options within either six months or one year of your STO contribution.

TOTAL CUSTOMER CONTRIBUTIONS- The sum of all premiums contributed by the policyholder.

UNIT - a measure of your ownership interest in a Variable Account Option.

UNIT VALUE - the value of each unit calculated on any Business Day.


VARIABLE ACCOUNT OPTIONS - the various investment options available to you under the contract, consisting of the Divisions and the Portfolios but not including the Fixed Accounts.

PART I

SECTION I - SUMMARY

YOUR VARIABLE ANNUITY CONTRACT

When this prospectus uses the terms "we," "our" and "us," it means Integrity Life Insurance Company (INTEGRITY). When it uses the terms "you" and "your" it means the Annuitant, who is the person upon whose life the annuity benefit and the death benefit are based. That person is usually the owner of the contract. If the Annuitant doesn't own the contract, the owner has all the rights under the contract until annuity payments begin. If there are joint owners, they share the contract rights and any changes or transactions must be signed by both of them. The death of the first joint owner will determine the timing of distribution.

If you want to invest for retirement by buying a Pinnacle Variable Annuity, complete a Customer Profile form (unless your state requires an application) and send it to us along with at least the minimum initial contribution. Because the premium is flexible, additional contributions can be any amount you choose, as long as they are above the minimum required contribution discussed below.

YOUR BENEFITS

Your contract has an Account Value, an annuity benefit and a death benefit. These benefits are described in more detail below.

Your benefits under the annuity contract may be controlled by the usual tax rules for annuities, including deferral of taxes on your investment growth until you actually make a withdrawal. You should read Part I, Section 7, "Tax Aspects of the Contract" for more information, and possibly consult a tax adviser. The contract can also provide your benefits under tax-favored retirement programs, which may be subject to special eligibility and contribution rules.

HOW YOUR CONTRACT IS TAXED

Under the current tax laws, any increases in the value of your contributions won't be considered part of your taxable income until you make a withdrawal. However, most of the withdrawals you make before you are 59 1/2 years old are subject to a 10% federal tax penalty on the taxable portion of the amounts withdrawn.

YOUR CONTRIBUTIONS

The minimum initial contribution is $1,000 (some states may require a higher initial contribution). Additional contributions can be as little as $100. Some tax-favored retirement plans allow smaller contributions. For more details on contribution requirements, see Part I, Section 5, "Contributions Under Your Contract."

YOUR INVESTMENT OPTIONS

You may have your contributions placed in the Variable Account Options or in the Fixed Accounts, or place part of your contributions in each of them. The Variable Account Options and Fixed Accounts are together referred to as the INVESTMENT OPTIONS. See "Contributions Under Your Contract" in Part I, Section
5. The effective dates of contributions to the Select Ten Plus Divisions are subject to special rules. See "Investment Strategy" in Part II, Section 1. To select Investment Options that most closely reflect your investment goals, see
Part I, Section 3, "Your Investment Options."

VARIABLE ACCOUNT OPTIONS

Each of the Variable Account Options, except the Select Ten Plus Divisions, invests in shares of an investment portfolio of a mutual fund. Each investment portfolio is referred to as a PORTFOLIO. The investment goals of each Variable Account Option are the same as the Portfolio in which it's invested. For example, if your investment goal is to save money for retirement, you might choose a GROWTH oriented Variable Account Option, which invests in a

GROWTH Portfolio. Your value in a Variable Account Option will vary with the performance of the corresponding Portfolio. For a full description of each Portfolio, see that Portfolio's prospectus and Statement of Additional Information. The Select Ten Plus Divisions invest directly in securities. For a full description of the Select Ten Plus Divisions, see Part II.

ACCOUNT VALUE, ADJUSTED ACCOUNT VALUE AND CASH VALUE


Your ACCOUNT VALUE consists of the values of your Fixed Accounts and Variable Account Options added together. Your ADJUSTED ACCOUNT VALUE is your Account Value increased or decreased by any MARKET VALUE ADJUSTMENT. Your Adjusted Account Value in the GROs can never be decreased below the Minimum Value. You'll find a discussion of Market Value Adjustment in the Guaranteed Rate Options paragraph of Part I, Section 3, "Your Investment Options." Your Cash Value is your ADJUSTED ACCOUNT VALUE reduced by any withdrawal charges or pro rata annual administrative charges that may apply. Fees and charges are discussed in more detail below.


TRANSFERS

You may transfer all or any part of your Account Value among the Investment Options, although there are some restrictions that apply. You can find these under "Transfers" in Part I, Section 5. Any transfer must be for at least $250 and may be arranged through our telephone transfer service. Transfers may also be made among certain Investment Options under the following special programs:
(i) Dollar Cost Averaging, (ii) Customized Asset Rebalancing, or (iii) transfer of your STO contributions. All of these programs are discussed in Part I,
Section 8. If you make more than twelve transfers between your Investment Options in one contract year, your account can be charged up to $20 for each transfer.

CHARGES AND FEES

If your Account Value is less than $50,000 as of the last day of any contract year before your Retirement Date, an annual administrative expense charge of $30 is deducted from your Account. A daily charge equal to an annual fee of 1.45% is deducted from the Account Value of each of your Variable Account Options (except the Select Ten Plus Divisions) to cover mortality and expense risks (1.30%) and certain administrative expenses (.15%). For the Select Ten Plus Divisions, a daily charge equal to an annual fee of 1.35% is deducted from the Account Value to cover mortality and expense risks (1.20%) and certain administrative expenses (.15%). The charges will never be greater than this. For more information about these charges, see Part I, Section 4, "Deductions and Charges."

Investment management fees and other expenses are deducted from Separate Account Ten and from amounts Separate Account II invests in the Portfolios. The advisory fees of a Portfolio or Division can't be increased without the consent of its shareholders. See "Table of Annual Fees and Expenses" below. For a discussion about the fees of various investment advisers and sub-advisers of the Portfolios, see the Portfolio prospectuses. For a discussion about the fees of investment adviser and sub-adviser of the Divisions, see Part II, Section 4.

WITHDRAWALS

You may make withdrawals as often as you wish. Each withdrawal must be for at least $300. You may withdraw up to 15% of your Account Value each contract year with no withdrawal charges. After the first 15% within a contract year, there will be a charge for any withdrawals you make, based upon the length of time your money has been in your account. See Part I, Section 4, "Contingent Withdrawal Charge" and Part I, Section 5, "Withdrawals."

YOUR INITIAL RIGHT TO REVOKE

You can cancel your contract within ten days after you receive it by returning it to our Administrative Office. We will extend the ten-day period as required by law in certain states. If you cancel your contract, we'll return your Account Value, which may be more or less than your initial contribution depending upon the investment experience of the Investment Options you selected. You bear the investment risk during the ten-day period, as well as any fees and charges incurred during the period your contract is in force. If your state requires, upon cancellation we'll return your contribution without assessing any fees, charges or other adjustments. We'll return the amount of any contribution to the Guaranteed Rate Option upon cancellation.

RISK/RETURN SUMMARY: INVESTMENTS AND RISKS

VARIABLE ANNUITY INVESTMENT GOALS

The investment goals of the Pinnacle Flexible Premium Variable Annuity are protecting your investment, building for retirement and providing future income. We strive to achieve these goals through extensive portfolio diversification and superior portfolio management.

RISKS

An investment in any of the Variable Account Options carries with it certain risks, including the risk that the value of your investment will decline and you could lose money. This could happen if one of the issuers of the stocks becomes financially impaired or if the stock market as a whole declines. Because most of the Variable Account Options are in common stocks, there's also the inherent risk that holders of common stock generally are behind creditors and holders of preferred stock for payments in the event of the bankruptcy of a stock issuer.

The Select Ten Plus Divisions, Third Avenue Value Portfolio, Janus Aspen Aggressive Growth Portfolio and Janus Aspen Capital Appreciation Portfolio are non-diversified, which means that they invest a large amount of their assets in a very small number of issuers. As a result, an investment in one of these Divisions or Portfolios may experience greater fluctuations in value than an investment in a diversified Portfolio. In addition, the non-diversified Divisions or Portfolios may be concentrated in one or more market sectors. Concentration may involve additional risk because of the decreased diversification of economic, financial and market risks.

There are certain risks that are specific to certain industries or market sectors. Examples of this are industries that are highly regulated and could experience declines due to burdensome regulations and industries such as the tobacco industry that are the subject of lawsuits and governmental scrutiny. Some issuers of stock refine, market and transport oil and related petroleum products. These companies face the risks of price and availability of oil, the level of demand for the products, refinery capacity and operating costs, the cost of financing the exploration for oil and the increasing expenses necessary to comply with environmental and other energy related regulations. Declining U.S. crude oil production is likely to lead to increased dependence on foreign sources of oil and to uncertain supply for refiners and the risk of unpredictable supply disruptions. In addition, future scientific advances with new energy sources could have a negative impact on the petroleum and natural gas industries.

For a complete discussion of the risks associated with an investment in any particular Portfolio, see the prospectus of that Portfolio. For a complete discussion of the risks associated with an investment in the Divisions, see Part II of this prospectus.

TABLE OF ANNUAL FEES AND EXPENSES


The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. The first table describes the fees and expenses that you will pay at the time you buy the contract, surrender the contract, or transfer cash value between investment options. State premium taxes may also be deducted.

CONTRACT OWNER TRANSACTION EXPENSES


     Sales Load on Purchases                                                      $           0
     Deferred Sales Load (as a percentage of contributions) (1)                      8% Maximum
     Transfer Charge (assessed after 12 transfers in one contract year)(2)        $          20


The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including Total Annual Variable Account Option Operating Expenses.

ANNUAL ADMINISTRATIVE CHARGE


     Annual Administrative Charge*                                                $          30

     * This charge applies only if the Account Value is less than $50,000 at the end of any contract year before your Retirement Date. See "Annual Administrative Charge" in Part I, Section 4.

Annual Expenses of Separate Account II
(AS A PERCENTAGE OF SEPARATE ACCOUNT VALUE)


Mortality and Expense Risk Charge                                                     1.30%
Administrative Expenses                                                                .15%
                                                                                      ----
Base Contract Total Separate Account II Annual Expenses                               1.45%
                                                                                      ====

Optional Enhanced Earnings Benefit Charge, Issue Age 70-79                             .50%
                                                                                      ----
Highest Possible Total Separate Account Annual Expenses if this Option
  Elected                                                                             1.95%
                                                                                      ====


OPTIONAL CONTRACT EXPENSES

Enhanced Earnings Benefit (Charges are assessed to both the Separate and Fixed Accounts)


ISSUE AGE                                                                          ANNUAL COST
---------                                                                          -----------
0-59                                                                                   .20%
Total Separate Account II Charges with EEB                                            1.65%
                                                                                      ====

60-69 .40%
Total Separate Account II Charges with EEB                                            1.85%
                                                                                      ====

70-79 .50%
Total Separate Account II Charges with EEB                                            1.95%
                                                                                      ====





TOTAL ANNUAL VARIABLE ACCOUNT OPTION OPERATING EXPENSES


The range of expenses that are deducted from the Variable Account Option's assets, including management fees, distribution or 12b-1 fees and other expenses are:

Minimum: 0.54%                     Maximum: 2.69%

(1) Surrender charges decrease on an annual basis. See "Deductions and Charges - Contingent Withdrawal Charge" for more detail.
(2) After the first twelve transfers during a contract year, we will charge a transfer fee of $20 for each transfer.

    This charge does not apply to transfers made for dollar cost averaging, customized asset rebalancing, or systematic transfers. See "Deductions and Charges - Transfer Charge" for more detail.


EXAMPLE


This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, Variable Account Option fees and expenses.

This example assumes that you invest $10,000 in the contract for the time period indicated. The example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Variable Account Options. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you surrender your contract at the end of the applicable period:






1 YEAR      3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------
$ 1281.61   $ 2045.76   $ 2811.17   $ 4830.18




If you annuitize at the end of the applicable time period:



1 YEAR      3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------
$ 481.61    $ 1445.76   $ 2411.17   $ 4830.18



If you do not surrender the contract:



1 YEAR      3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------
$ 481.61    $ 1445.76   $ 2411.17   $ 4830.18

SECTION 2 - INTEGRITY AND THE SEPARATE ACCOUNTS

INTEGRITY LIFE INSURANCE COMPANY

Integrity is a stock life insurance company organized under the laws of Ohio. Our principal executive offices are located in Louisville, Kentucky. We are authorized to sell life insurance and annuities in 47 states and the District of Columbia. We sell flexible premium annuities with underlying investment options, fixed single premium annuity contracts and flexible premium annuity contracts offering both traditional fixed guaranteed interest rates along with fixed equity indexed options. Integrity is a subsidiary of W&S, a mutual life insurance company originally organized under the laws of the State of Ohio on February 23, 1888.

THE SEPARATE ACCOUNTS AND THE VARIABLE ACCOUNT OPTIONS

Under your contract, you may allocate contributions to our Separate Accounts or to our Fixed Accounts or both. Separate Account II is comprised of all of the Variable Account Options other than the Select Ten Plus Divisions. Separate Account Ten is comprised of the Select Ten Plus Divisions. The Separate Accounts are established and maintained under the insurance laws of the State of Ohio.

Separate Account II was established in 1992 and is a unit investment trust, which is a type of investment company, registered with the Securities and Exchange Commission (SEC). SEC registration doesn't mean that the SEC is involved in any way in supervising the management or investment policies of Separate Account II. Each of Separate Account II's Variable Account Options invests in shares of a corresponding Portfolio. We may establish additional Investment Options from time to time. The Variable Account Options currently available are listed in Section 3, "Your Investment Options."

Separate Account Ten was established in 1998 and is registered with the SEC as a management investment company. Registration with the SEC doesn't involve any supervision by the SEC of the management or investment policies or practices of Separate Account Ten. The Divisions invest directly in securities according to their investment objective and policies.

ASSETS OF OUR SEPARATE ACCOUNTS

Under Ohio law, we own the assets of our Separate Accounts and use them to support the variable portion of your contract and other variable annuity contracts. Annuitants under other variable annuity contracts participate in the Separate Accounts in proportion to the amounts in their contracts. We can't use the Separate Accounts' assets supporting the variable portion of these contracts to satisfy liabilities arising out of any of our other businesses. Under certain unlikely circumstances, one Variable Account Option may be liable for claims relating to the operation of another Option.

Income, gains and losses, whether realized or unrealized, from assets allocated to the Separate Accounts are credited to or charged against the Separate Accounts without regard to our other income, gains or losses. We may allow charges owed to us to stay in the Separate Accounts, and thus can participate proportionately in the Separate Accounts. Amounts in the Separate Accounts greater than reserves and other liabilities belong to us, and we may transfer them to our general account.

CHANGES IN HOW WE OPERATE

We may change how we or our Separate Accounts operate, subject to your approval when required by the Investment Company Act of 1940 (1940 ACT) or other applicable law or regulation. We'll notify you if any changes result in a material change in the underlying investments of a Variable Account Option. We may:
- add Options to, or remove Options from, our Separate Account, combine two or more Options within our Separate Accounts, or withdraw assets relating to your contract from one Option and put them into another;
-   register or end the registration of the Separate Accounts under the 1940
    Act;
- operate our Separate Accounts under the direction of a committee or discharge a committee at any time (the committee may be composed of a majority of persons who are "interested persons" of Integrity under the 1940
    Act);

- restrict or eliminate any voting rights of owners or others who have voting rights that affect our Separate Accounts;
- cause one or more Options to invest in a mutual fund other than or in addition to the Portfolios; or
- operate our Separate Accounts or one or more of the Options in any other form the law allows, including a form that allows us to make direct investments. We may make any legal investments we wish. In choosing these investments, we'll rely on our own or outside counsel for advice.




PART 3 - YOUR INVESTMENT OPTIONS

Management fees and other expenses deducted from each Portfolio are described in that Portfolio's prospectus. Some of the Portfolios' investment advisers may compensate us for providing administrative services in connection with the Portfolios. This compensation is paid from the investment adviser's assets. FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON ANY PORTFOLIO, CALL OUR ADMINISTRATIVE OFFICE TOLL-FREE AT 1-800-325-8583.

FIDELITY

THE PORTFOLIOS' INVESTMENT ADVISER. Fidelity Management & Research Company (FMR) is a registered investment adviser under the Investment Advisers Act of 1940. It serves as the investment adviser to each Portfolio. Deutsche Asset Management, Inc. is the VIP Index 500 Portfolio's sub-adviser.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Below is a summary of the investment objectives of the Portfolios of Fidelity's VIP Funds. There are no guarantees that a Portfolio will be able to achieve its objective. YOU SHOULD READ FIDELITY'S VIP FUNDS' PROSPECTUS CAREFULLY BEFORE INVESTING.

FIDELITY VIP CONTRAFUND(R) PORTFOLIO

VIP Contrafund(R) Portfolio seeks long-term capital appreciation. FMR normally invests the Portfolio's assets primarily in common stocks. FMR invests the Portfolio's assets in securities of companies whose value FMR believes is not fully recognized by the public. The types of companies in which the Portfolio may invest include companies experiencing positive fundamental change such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earning potential has increased or is expected to increase more than generally perceived; companies that have enjoyed recent market popularity but which appear to have temporarily fallen out of favor for reasons that are considered non-recurring or short-term; and companies that are undervalued in relation to securities of other companies in the same industry.

FIDELITY VIP EQUITY-INCOME PORTFOLIO

VIP Equity-Income Portfolio seeks reasonable income. The Portfolio will also consider the potential for capital appreciation. The Portfolio seeks a yield that exceeds the composite yield on the securities comprising the S&P 500. FMR normally invests at least 65% of the Portfolio's total assets in income-producing equity securities.

FIDELITY VIP GROWTH PORTFOLIO

VIP Growth Portfolio seeks capital appreciation. FMR invests the Portfolio's assets in companies FMR believes have above-average growth potential. Growth may be measured by factors such as earnings or revenue. Companies with high growth potential tend to be companies with higher than average price/earnings (P/E) ratios. Companies with strong growth potential often have new products, technologies, distribution channels or other opportunities or have a strong industry or market position. The stocks of these companies are often called "growth" stocks.

FIDELITY VIP GROWTH & INCOME PORTFOLIO

VIP Growth & Income Portfolio seeks high total return through a combination of current income and capital appreciation. FMR normally invests a majority of the Portfolio's assets in common stocks with a focus on those that pay current dividends and show potential for capital appreciation. FMR may also invest the Portfolio's assets in bonds, including lower-quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation.

FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO

VIP Growth Opportunities Portfolio seeks to provide capital growth. FMR normally invests the Portfolio's assets primarily in common stocks. FMR may also invest the Portfolio's assets in other types of securities, including bonds, which may be lower-quality debt securities.

FIDELITY VIP MID-CAP PORTFOLIO

FMR normally invests the VIP Mid-Cap Portfolio's assets primarily in common stocks. FMR normally invests at least 65% of the Portfolio's total assets in securities of companies with medium market capitalizations. Medium market capitalization companies are those whose market capitalization is similar to the capitalization of companies in the S&P Mid Cap 400 at the time of the investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 65% policy.

FIDELITY VIP MONEY MARKET PORTFOLIO

VIP Money Market Portfolio seeks to earn a high level of current income while preserving capital and providing liquidity. It invests only in high-quality, U.S. dollar denominated money market securities of domestic and foreign issuers, such as certificates of deposit, obligations of governments and their agencies, and commercial paper and notes.

THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST ("TRUST")

Each Fund is a series of the Trust, which is a mutual fund registered with the SEC. Affiliates of Franklin Resources, Inc., which operates as Franklin Templeton Investments, serve as the investment advisors for the funds in which the portfolios invest.

FRANKLIN INCOME SECURITIES PORTFOLIO


The Franklin Income Securities Portfolio seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests corporate and government bonds and in equity securities that have attractive dividend yields.


FRANKLIN GROWTH AND INCOME SECURITIES PORTFOLIO


The Franklin Growth and Income Securities Portfolio seeks capital appreciation with a secondary goal to provide current income. Under normal market conditions, the portfolio will invest in a broadly diversified portfolio of equity securities that the portfolio's manager considers to be financially strong, but undervalued by the market.


FRANKLIN LARGE CAP GROWTH SECURITIES PORTFOLIO


The Franklin Large Cap Growth Securities Portfolio seeks capital appreciation. Under normal market conditions, the portfolio will invest at least 80% of its net assets in investments of large capitalization companies. For this portfolio, large-cap companies are those with market capitalization values (share price multiplied by the number of common stock shares outstanding) within those of the top 50% of companies in the Russell 1000 Index, at the time of purchase.


MUTUAL SHARES SECURITIES PORTFOLIO


The Mutual Shares Securities Portfolio seeks capital appreciation with a secondary goal of income. Under normal market conditions, the portfolio will invest mainly in U.S. equity securities that the manager believes are available at market prices less than their intrinsic value on certain recognized objective criteria, including undervalued stocks, restructuring companies and distressed companies.


TEMPLETON FOREIGN SECURITIES PORTFOLIO


The Templeton Foreign Securities Portfolio seeks long-term capital growth. Under normal market conditions, the portfolio will invest at least 80% of its net assets in investments, primarily equity securities, of issuers located outside the U.S., including those in emerging markets.


TEMPLETON GROWTH SECURITIES PORTFOLIO


The Templeton Growth Securities Portfolio seeks long-term capital growth. Under normal market conditions, the portfolio will invest mainly in the equity securities of companies located anywhere in the world, including those in the U.S. and emerging markets.


JANUS ASPEN SERIES

Each portfolio of the Janus Aspen Series is a mutual fund registered with the SEC. Janus Capital Corporation serves as the investment adviser to each Portfolio.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Below is a summary of the investment goals of the Portfolios of the Janus Aspen Series. There are no guarantees that these objectives will be met. YOU SHOULD READ THE JANUS ASPEN SERIES PROSPECTUSES CAREFULLY BEFORE INVESTING.


JANUS ASPEN GROWTH PORTFOLIO

Janus Aspen Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.


JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO

Janus Aspen International Growth Portfolio seeks long-term growth of capital. It normally invests at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries, or even a single country.


JANUS ASPEN MID CAP GROWTH PORTFOLIO

Janus Aspen Mid Cap Growth Portfolio seeks long-term growth of capital. It is a non-diversified portfolio that pursues its objective by normally investing at least 50% of its equity assets in securities issued by medium-sized companies. Medium-sized companies are those whose market capitalization's fall within the range of companies in the S&P MidCap 400 Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalization's within the Index will vary, but as of December 31, 2002, they ranged from approximately $224 million to $13 billion.


JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO

Janus Aspen Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

J.P. MORGAN SERIES TRUST II

Each portfolio of the J.P. Morgan Series Trust II is a diversified mutual fund registered with the SEC. J.P. Morgan Investment Management Inc. is the investment adviser to the J.P. Morgan Series Trust II.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Below is a summary of the investment objectives of the Portfolios of the J.P. Morgan Series Trust II. There is no guarantee that these objectives will be met. YOU SHOULD READ THE PROSPECTUS FOR J.P. MORGAN SERIES TRUST II CAREFULLY BEFORE INVESTING.

J.P. MORGAN BOND PORTFOLIO

J.P. Morgan Bond Portfolio seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. Although the net asset value of the Portfolio will fluctuate, the Portfolio attempts to preserve the value of its investments to the extent consistent with its objective.

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO

J.P. Morgan International Opportunities Portfolio seeks to provide a high total return from a portfolio of equity securities of foreign companies. The Portfolio is designed for investors who have long-term investment goals and who want to diversify their investments by adding international equities, taking advantage of investment opportunities outside the U.S. The Portfolio seeks to meet its investment goal primarily through stock valuation and selection.

J.P. MORGAN MID CAP VALUE PORTFOLIO

J.P. Morgan Mid Cap Value Portfolio seeks to provide growth from capital appreciation. The Portfolio will generally invest 80% of its total assets in a broad portfolio of common stocks of companies with market capitalization of $1 billion to $20 billion that the advisor believes are undervalued.




MFS FUNDS

Each portfolio of the MFS Variable Insurance Trust is a diversified mutual fund registered with the SEC. Massachusetts Financial Services Company is the investment adviser to the MFS Funds.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Below is a summary of the investment objectives of the Portfolios of the MFS Funds. There is no guarantee that these objectives will be met. YOU SHOULD READ THE PROSPECTUS FOR MFS VARIABLE INSURANCE TRUST CAREFULLY BEFORE INVESTING.

MFS CAPITAL OPPORTUNITIES PORTFOLIO

MFS Capital Opportunities Portfolio seeks capital appreciation by normally investing at least 65% of its net assets in common stocks and related securities. The Portfolio focuses on companies that MFS believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow.

MFS EMERGING GROWTH PORTFOLIO

MFS Emerging Growth Portfolio seeks long term growth of capital by normally investing at least 65% of its net assets in common stocks and related securities of emerging growth companies. Emerging growth companies are companies that MFS believes are either (1) early in their life cycle but which have the potential to become major enterprises, or (2) major enterprises whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment. Emerging growth companies may be of any size, and MFS would expect these companies to have products, technologies, management, markets and opportunities that will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation.

MFS INVESTORS GROWTH STOCK PORTFOLIO

MFS Investors Growth Stock Portfolio seeks to provide long-term growth of capital and future income rather than current income by investing, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies which MFS believes offer better than average prospects for long-term growth. MFS looks particularly for companies which demonstrate: (1) a strong franchise, strong cash flows and a recurring revenue stream; (2) a strong industry position where there is potential for high profit margins or substantial barriers to new entry in the industry; (3) a strong management with a clearly defined strategy; and (4) new products or services.

MFS INVESTORS TRUST PORTFOLIO

MFS Investors Trust Portfolio seeks mainly to provide long-term growth of capital, with a secondary objective of current income, by normally investing at least 65% of its net assets in common stocks and related securities. While the Portfolio may invest in companies of any size, it generally focuses on companies with larger market capitalizations that MFS believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio will also seek to generate gross income equal to approximately 90% of the dividend yield on the Standard & Poor's 500 Composite Index.

MFS MID CAP GROWTH PORTFOLIO


MFS Mid Cap Growth Portfolio seeks long term growth of capital by normally investing at least 80% of its net assets in common stocks and related securities of companies with medium market capitalization that MFS believes have above-average growth potential. Medium market capitalization companies are defined by the Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap Growth Index range at the time of the Portfolio's investment. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the Portfolio's 80% investment policy.


MFS NEW DISCOVERY PORTFOLIO

MFS New Discovery Portfolio seeks capital appreciation by normally investing at least 65% of its net assets in common stocks and related securities of emerging growth companies. Emerging growth companies are companies that MFS believes offer superior prospects for growth and are either (1) early in their life cycle but which have the potential to become major enterprises, or (2) major enterprises whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment. While emerging growth companies may be of any size, the Portfolio will generally focus on smaller cap emerging growth companies that are early in their life cycle. MFS would expect these companies to have products, technologies, management, markets and opportunities that will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation.

MFS RESEARCH PORTFOLIO


The MFS Research Portfolio seeks to provide long-term growth of capital and future income. The Portfolio invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depository receipts. The Portfolio focuses on companies that MFS believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share, and superior management. The Portfolio may invest in companies of any size. The investments may include securities traded on securities exchanges or in the over-the-counter markets. The Portfolio may invest in foreign securities (including emerging market securities), through which it may have exposure to foreign currencies.


MFS TOTAL RETURN PORTFOLIO

MFS Total Return Portfolio seeks mainly to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income. The Portfolio invests in a combination of equity and fixed income securities. Under normal market conditions, the Portfolio invests (1) at least 40%, but not more than 75%, of its net assets in common stocks and related securities such as preferred stock, bonds, warrants or rights convertible into stock, and depositary receipts for those securities; and (2) at least 25% of its net assets in non-convertible fixed income securities. The Portfolio may vary the percentage of its assets invested in any one type of security, within the limits described above, in accordance with MFS's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values.

PUTNAM FUNDS

Each fund is a mutual fund registered with the SEC. Putnam Investment Management, LLC ("Putnam Management") serves as the investment adviser of each portfolio.

INVESTMENT OBJECTIVES OF THE FUNDS. Below is a summary of the investment objectives of Putnam's VT Funds. YOU SHOULD READ PUTNAM'S VT FUNDS' PROSPECTUS CAREFULLY BEFORE INVESTING.


PUTNAM VT DISCOVERY GROWTH FUND

The fund seeks long-term growth of capital. The fund seeks its goal by investing mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that Putnam Management believes are fast-growing and whose earnings it believes are likely to increase. The fund invests in companies of all sizes.


PUTNAM VT THE GEORGE PUTNAM FUND OF BOSTON

The fund seeks to provide a balanced investment composed of a well diversified portfolio of stocks and bonds which produce both capital growth and current income. The fund invests mainly in a combination of bonds and U.S. value stocks, with a greater focus on value stocks. Value stocks are those that Putnam Management believes are currently undervalued by the market. The fund buys bonds of governments and private companies that are mostly investment-grade in quality with intermediate to long-term maturities. Under normal market conditions, the fund invests at least 25% of the fund's total assets in fixed-income securities, including debt securities, preferred stocks and that portion of the value of convertible securities attributable to the fixed-income characteristics of those securities.

PUTNAM VT GROWTH AND INCOME FUND

The fund seeks capital growth and current income. The fund seeks its goal by investing mainly in common stocks of U.S. companies, with a focus on value stocks that offer potential for capital growth, current income, or both. Value stocks are those stocks Putnam Management believes are currently undervalued by the market. Putnam Management looks for companies undergoing positive change. It invests mainly in large companies.


PUTNAM VT INTERNATIONAL EQUITY FUND


The fund seeks capital appreciation. The fund seeks its goal by investing mainly in common stocks of companies outside the United States. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. The fund may also consider other factors it believe will cause the stock price to rise. The fund invests mainly in midsize and large companies, although it can invest in companies of any size. Although the fund emphasizes investments in developed countries, it may also invest in companies located in developing (also know as emerging) markets.

PUTNAM VT NEW OPPORTUNITIES FUND

The fund seeks long-term capital appreciation by investing mainly in common stocks of U.S. companies, with a focus on growth stocks in sectors of the economy that Putnam Management believes have high growth potential. Growth stocks are issued by companies that Putnam Management believes are fast-growing and whose earnings it believes are likely to increase over time.

PUTNAM VT SMALL CAP VALUE FUND

The fund seeks capital appreciation. The fund seeks its goal by investing in at least 80% of its assets in small companies of a size similar to those in the Russell 2000 Index, an index that measures the performance of small companies. Value stocks are those that Putnam Management believes are currently undervalued by the market. Putnam Management looks for companies undergoing positive change.




PUTNAM VT VOYAGER FUND

The fund seeks capital appreciation by investing mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that Putnam Management believes are fast-growing and whose earnings it believes are likely to increase over time.




SCUDDER VIT FUNDS

The investment adviser for the Scudder VIT Funds is Deutsche Asset Management, Inc. (DeAM). DeAM is a broad-based global investment firm that provides asset management capabilities to a variety of institutional clients worldwide. DeAM presence in all of the major investment markets gives its clients a global network and product range. DeAM manages U.S., international, emerging markets, and fixed income investments and is a leader in index strategies.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Following is a summary of the investment objectives of the Scudder Asset Management VIT Funds. We can't guarantee that these objectives will be met. YOU SHOULD READ THE SCUDDER ASSET MANAGEMENT VIT FUNDS PROSPECTUSES CAREFULLY BEFORE INVESTING.

SCUDDER VIT EAFE(R) EQUITY INDEX FUND

The EAFE(R) Equity Index Fund seeks to match, as closely as possible (before expenses are deducted), the performance of the EAFE(R) Index, which measures international stock market performance. The Fund attempts to invest in stocks and other securities that are representative of the EAFE(R) Index as a whole.

SCUDDER VIT EQUITY 500 INDEX FUND

The Equity 500 Index Fund seeks to match, as closely as possible (before expenses are deducted), the performance of the S&P 500 Index, which emphasizes stocks of large U.S. companies. The Fund attempts to invest in stocks and other securities that are representative of the S&P 500 Index as a whole.

SCUDDER VIT SMALL CAP INDEX FUND

The Small Cap Index Fund seeks to match, as closely as possible (before expenses are deducted), the performance of the Russell 2000 Index, which emphasizes stocks of small U.S. companies. The Fund attempts to invest in stocks and other securities that are representative of the Russell 2000 Index as a whole.

TOUCHSTONE VARIABLE SERIES TRUST


Each portfolio of the Touchstone Variable Series Trust is an open-end, diversified management investment company. Touchstone Advisors, Inc. is the investment adviser of each fund. OpCap Advisors is the sub-advisor for the Balanced Fund. BAMCO, Inc a subsidiary of Baron Capital Group, Inc. is the sub-adviser for the Baron Small Cap Fund. Ft. Washington Investment Advisors, Inc. is the sub-adviser for the Core Bond, High Yield, Money Market and Value Plus. Westfield Capital Management, Inc./TCW Investment Management Company is the sub-adviser for the Emerging Growth Fund. Todd Investment Advisors is the sub-adviser for the Enhanced 30 Fund. Deutsche Investment Management (Americas) Inc. is the sub-adviser for the Growth & Income Fund. Harris Bretall Sullivan and Smith LLC is the sub-adviser for the Large Cap Growth Fund. Third Avenue Management, LLC is the sub-adviser for the Third Avenue Value Fund.

TOUCHSTONE BALANCED FUND


Touchstone Balanced Fund seeks to achieve both an increase in share price and current income by investing in both equity securities (generally about 60% of total assets) and debt securities (generally about 40%, but at least 25%). The Fund may also invest up to one-third of its assets in securities of foreign companies, and up to 15% in securities of companies in emerging market countries. In choosing equity securities for the Fund, the portfolio manager will seeks companies that are in a strong position within their industry, are owned in part by management and are selling at a price lower than the company's intrinsic value. Debt securities are also chosen using a value style, and will be rated investment grade or at the two highest levels of non-investment grade. The portfolio manager will focus on higher yielding securities, but will also consider expected movements in interest rates and industry position.

TOUCHSTONE BARON SMALL CAP FUND

Touchstone Baron Small Cap Fund seeks long-term capital appreciation. It invests primarily (at least 80% of total assets) in common stocks of smaller companies with market values under $2.5 billion selected for their capital appreciation potential. In making investment decisions for the Fund, the portfolio manager seeks securities believed to have (1) favorable price to value characteristics based on the portfolio manager's assessment of their prospects for future growth and profitability, and (2) the potential to increase in value at least 50% over two subsequent years.

TOUCHSTONE CORE BOND FUND

Touchstone Core Bond Fund seeks to provide a high level of current income as is consistent with the preservation of capital by investing primarily in high-quality investment grade debt securities (at least 65% of total assets). The Fund invests in mortgage-related securities (up to 60%), asset-backed securities, U.S. government securities and corporate debt securities. In making investment decisions for the Fund, the portfolio manager analyzes the overall investment opportunities and risks in different sectors of the debt securities markets by focusing on maximizing total return while reducing volatility.

TOUCHSTONE EMERGING GROWTH FUND

Touchstone Emerging Growth Fund seeks to increase the value of fund shares. The Fund invests primarily in small cap companies, but may invest in mid cap stocks. It primarily invests the common stock of small to mid-size rapidly growing U.S. companies. The Fund is sub-advised by tow separate management teams - one that specializes in growth, the other in value. Emerging growth companies can include companies that have earnings that the portfolio manager believes may grow faster than the U.S. economy in general, due to new products, management changes at the company or economic shocks that may affect earnings and stock prices. Emerging growth companies can also include companies that are believed to be undervalued, including those with unrecognized asset values, undervalued growth or those undergoing turnaround.


TOUCHSTONE ENHANCED 30 FUND


Touchstone Enhanced 30 Fund seeks to achieve a total return which is higher than the total return of the Dow Jones Industrial Average ("DJIA"). The Fund's portfolio is based on the 30 stocks that compromise the DJIA. The DJIA is a measurement of general market price movement for 30 widely held stocks. The portfolio manager seeks to surpass the total return of the DJIA by substituting stocks that offer above average growth potential for those stocks in the DJIA that appear to have less growth potential. The Fund's portfolio will at all times consist of 30 stocks and up to one-third of these holdings may represent substituted stocks in the enhanced portion of the portfolio.


TOUCHSTONE GROWTH & INCOME FUND


Touchstone Growth & Income Fund seeks to increase the value of fund shares over the long-term, while receiving dividend income, by investing at least 50% of total assets in dividend paying common stock, preferred stocks and convertible securities in a variety of industries. The portfolio manager may purchase securities that do not pay dividends (up to 50%) but which are expected to increase in value or produce high income payments in the future. The portfolio manager invests in stocks with lower valuations than the broad market that are believed to have long-term dividend and earning fundamentals.

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TOUCHSTONE HIGH YIELD FUND

Touchstone High Yield Fund seeks to achieve a high level of current income as its main goal, with capital appreciation as a secondary consideration. The fund invests primarily (at least 80% of total assets) in non-investment grade debt securities of domestic corporations. Non-investment grade securities are often referred to as "junk bonds" and are considered speculative.




TOUCHSTONE LARGE CAP GROWTH FUND


Touchstone Large Cap Growth Fund seeks long-term capital by investing primarily (at least 80% of total assets) in stocks of established companies with proven records of superior and consistent earnings growth. In selecting equity securities for the Fund, the portfolio manager looks for successful companies which have exhibited superior growth in revenues and earnings, strong product line, and proven management ability over a variety of market cycles.


TOUCHSTONE MONEY MARKET FUND


Touchstone Money Market Fund seeks high current income, consistent with liquidity and stability of principal by investing primarily (at least 80% of total assets) in high-quality money market instruments. The Fund is a money market fund and tries to maintain a constant share price of $1.00 per share, although there is no guarantee that it will do so.

TOUCHSTONE THIRD AVENUE VALUE FUND

Touchstone Third Avenue Value fund seeks long-term capital appreciation. It is a non-diversified fund that seeks to achieve its objective mainly by investing in common stocks of well-financed companies (companies without significant debt in comparison to their cash resources) at a substantial discount to what the portfolio manager believes is their true value. The Fund also seeks to acquire senior securities, such as preferred stock and debt instruments, that are believed to be undervalued. The Fund invests in companies regardless of market capitalization. The mix of the Fund's investments at any time will depend on the industries and types of securities that the portfolio manager believes hold the most value.


TOUCHSTONE VALUE PLUS FUND


Touchstone Value Plus Fund seeks to increase value of the fund shares over the long-term by investing primarily (at least 65% of total assets) in common stock of larger companies that the portfolio manager believes are undervalued. In choosing undervalued stocks, the portfolio manager looks for companies that have proven management and unique features or advantages, but are believed to be priced lower than their true value. These companies may not pay dividends. Approximately 70% of total assets will generally be invested in large cap companies and approximately 30% will generally be invested in mid cap companies.


VAN KAMPEN PORTFOLIOS


INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Below is a summary of the investment objectives of the Van Kampen Portfolio's. There is no guarantee that these objectives will be met. YOU SHOULD READ THE VAN KAMPEN PROSPECTUS CAREFULLY BEFORE INVESTING.

Van Kampen Investments is the investment adviser for each of the LIT Portfolios.


VAN KAMPEN LIT PORTFOLIOS




VAN KAMPEN LIT COMSTOCK PORTFOLIO


The Portfolio's investment objective and strategy is to seek capital growth and income through investment in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers.

VAN KAMPEN LIT EMERGING GROWTH PORTFOLIO


The Portfolio's investment objective and strategy is to seek capital appreciation. Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio/s investment objective by investing at least 65% of the Portfolio's total assets in common stocks of companies the investment adviser believes to be emerging growth companies.


VAN KAMPEN UIF PORTFOLIOS

Morgan Stanley Dean Witter Investment Management, Inc. is the investment adviser for each of the UIF Portfolios.

VAN KAMPEN UIF EMERGING MARKETS DEBT PORTFOLIO

Van Kampen UIF Emerging Markets Debt Portfolio seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Using macroeconomic and fundamental analysis, the adviser seeks to identify developing countries that are believed to be undervalued and have attractive or improving fundamentals. After the country allocation is determined, the sector and security selection is made within each country.

VAN KAMPEN UIF EMERGING MARKETS EQUITY PORTFOLIO

The Portfolios investment objective and strategy is to seek long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries. Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in equity securities of issuers located in emerging market countries.

VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO

Van Kampen UIF U.S. Real Estate Portfolio seeks to achieve above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs") and real estate operating companies.




FOR COMPLETE INFORMATION ABOUT THE SELECT TEN PLUS DIVISIONS OF SEPARATE ACCOUNT TEN, INCLUDING THE RISKS ASSOCIATED WITH THEIR INVESTMENTS, SEE "INVESTMENT OBJECTIVE," "INVESTMENT STRATEGY" AND "RISK FACTORS" IN PART II, SECTION 1. FOR EXPENSE INFORMATION, SEE PART II, SECTION 4 ENTITLED "MANAGEMENT OF SEPARATE ACCOUNT TEN."

FIXED ACCOUNTS

FOR VARIOUS LEGAL REASONS, GRO CONTRACTS HAVEN'T BEEN REGISTERED UNDER THE 1940 ACT OR THE SECURITIES ACT OF 1933 ("1933 ACT"). THUS, NEITHER THE GRO CONTRACTS NOR OUR GENERAL ACCOUNT, WHICH GUARANTEES THE VALUES AND BENEFITS UNDER THOSE CONTRACTS, ARE GENERALLY SUBJECT TO REGULATION UNDER THE PROVISIONS OF THE 1933 ACT OR THE 1940 ACT. ACCORDINGLY, WE HAVE BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HASN'T REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE GROS OR THE GENERAL ACCOUNT. DISCLOSURES REGARDING THE GROS OR THE GENERAL ACCOUNT MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.

GUARANTEED RATE OPTIONS


We offer GROs with durations of two, three, five, seven and ten years. We can change the durations available from time to time. When you put money in a GRO, that locks in a fixed effective annual interest rate that we declare (GUARANTEED INTEREST RATE) for the duration you select. The duration of your GRO Account is the GUARANTEE PERIOD. Each contribution or transfer to a GRO establishes a new GRO Account for the duration you choose at the then-current Guaranteed Interest Rate we declare. We won't declare an interest rate less than the Minimum Interest Rate. Each GRO Account expires at the end of the duration you have selected. See "Renewals of GRO Accounts" below. All contributions you make to a GRO Account are placed in a non-unitized separate account. Values and benefits under your GRO contract are guaranteed by the reserves in our GRO separate account as well as by our General Account.

The value of each of your GRO Accounts is referred to as a GRO VALUE. The GRO Value at the expiration of the GRO Account, assuming you haven't transferred or withdrawn any amounts, will be the amount you put in plus interest at the Guaranteed Interest Rate, less any administrative charges and less any charges for the EEB option, if elected. We credit interest daily at an effective annual rate equal to the Guaranteed Interest Rate.

We may declare a higher rate of interest in the first year of any GRO Account that exceeds the Guaranteed Interest Rate credited during the rest of the Guarantee Period (ENHANCED RATE). This Enhanced Rate will be guaranteed for the Guaranteed Period's first year and is declared at the time of purchase. We can declare and credit additional interest based on Contribution, Account Value, withdrawal dates, economic conditions or on any other lawful, nondiscriminatory basis (ADDITIONAL INTEREST). Any Enhanced Rate and Additional Interest credited to your GRO Account will be separate from the Guaranteed Interest Rate and not used in the Market Value Adjustment formula. THE ENHANCED RATE OR ADDITIONAL INTEREST MAY NOT BE AVAILABLE IN CERTAIN STATES.

Each group of GRO Accounts of the same duration is considered one GRO. For example, all of your three-year GRO Accounts are one GRO while all of your five-year GRO Accounts are another GRO, even though they may have different maturity dates.

You can get our current Guaranteed Interest Rates by calling our Administrative Office.

ALLOCATIONS TO GROS CAN'T BE MADE UNDER CONTRACTS ISSUED IN CERTAIN STATES. THE TEN-YEAR GRO ISN'T AVAILABLE IN OREGON.

RENEWALS OF GRO ACCOUNTS. When a GRO Account expires, we'll set up a new GRO Account for the same duration as your old one, at the then-current Guaranteed Interest Rate, unless you withdraw your GRO Value or transfer it to another Investment Option. We'll notify you in writing before your GRO Accounts expire. You must tell us before the expiration of your GRO Accounts if you want to make any changes.

The effective date of a renewal of a GRO Account will be the expiration date of the old GRO Account. If a GRO Account expires and it can't be renewed for the same duration, the new GRO Account will be set up for the next shortest duration. For example, if your expiring GRO Account was for 10 years and when it expires we don't offer a 10-year GRO, but we do offer a seven-year GRO, your new one will be for seven years. You can tell us if you want something different within 30 days before the GRO Account expires. You may not choose, and we won't renew, a GRO Account that expires after your Retirement Date.


MARKET VALUE ADJUSTMENTS. A MARKET VALUE ADJUSTMENT is an adjustment, either up or down, that we make to your GRO Value if you make an early withdrawal or transfer from your GRO Account. No Market Value Adjustment is made for free withdrawal amounts or for withdrawals or transfers made within 30 days of the expiration of the GRO Account. No Market Value Adjustment shall be made when withdrawals are taken to meet minimum required distribution rules. In addition, we won't make a Market Value Adjustment for a death benefit. The market adjusted value may be higher or lower than the GRO Value, but will never be less than the MINIMUM VALUE. Minimum Value is an amount equal to your contribution to the GRO Account, less previous withdrawals (and associated charges) from the GRO Account plus interest at the Guaranteed Interest Rate, less any administrative charges, and less any charges for the EEB option, if elected. Withdrawal charges and the administrative expense charge could take away part of your principal.


The Market Value Adjustment we make to your GRO Account is based on the changes in our Guaranteed Interest Rate. If our Guaranteed Interest Rate has increased since the time of your investment, the Market Value Adjustment will reduce your GRO Value (but not below the Minimum Value). On the other hand, if our Guaranteed Interest Rate has decreased since the time of your investment, the Market Value Adjustment will increase your GRO Value.

The Market Value Adjustment (MVA) for a GRO Account is determined under the following formula:

     MVA = GRO Value X [(1 + A)(POWER OF N/12) /
                   (1 + B + .0025)(POWER OF N/12) - 1], where

     A is the Guaranteed Interest Rate being credited to the GRO Account subject to the Market Value Adjustment,

     B is the current Guaranteed Interest Rate, as of the effective date of the Market Value Adjustment, for current allocations to a GRO Account, with a duration that is equal to the number of whole months remaining in your GRO Account. Subject to certain adjustments, if that remaining period isn't equal to an exact period for which we have declared a new Guaranteed Interest Rate, B will be determined by a formula that finds a value between the Guaranteed Interest Rates for GRO Accounts of the next highest and next lowest durations.

     N is the number of whole months remaining in your GRO Account.

For contracts issued in Pennsylvania, the formula will be adjusted to comply with state requirements.

If for any reason we are no longer declaring current Guaranteed Interest Rates, then for purposes of determining B we'll use the yield to maturity of U. S. Treasury Notes with the same remaining term as your GRO Account, using a formula to find a value when necessary, in place of the current Guaranteed Interest Rate or Rates. For illustrations of the application of the Market Value Adjustment formula, see Appendix B.

SYSTEMATIC TRANSFER OPTION


We also offer a Systematic Transfer Option that guarantees an interest rate that we declare in advance for each calendar quarter. This interest rate applies to all contributions made to the STO Account during the calendar quarter for which the rate has been declared. You MUST transfer all STO contributions you make to the six-month STO into other Investment Options on a monthly basis within six months, and transfer all contributions to the twelve-month STO on a monthly or quarterly basis within one year of contribution. Transfers are automatically made in approximately equal installments of at least $1,000 each. You can't transfer from other Investment Options into the STO. Normal contingent withdrawal charges apply to withdrawals from the STO. We guarantee that the STO's effective annual yield will never be less than the Minimum Interest Rate. See "Systematic Transfer Program" in Part I, Section 8 for details on this program. This option may not be available in some states.


New contributions to a Select Ten Plus Division can be held in the STO or another Investment Option until the next available Investment Date. You can also tell us to transfer approximately equal quarterly installments of at least $1,000 each over a one-year period from the STO to each of the four Divisions. We can hold new contributions received less than five Business Days before any Division's Investment Date, and put in the STO, in the STO until the following Investment Date. See Part II for important information on the Divisions.

SECTION 4 - DEDUCTIONS AND CHARGES

SEPARATE ACCOUNT CHARGES

We deduct a daily expense amount from the Unit Value equal to an effective annual rate of 1.45% of your Account Value in each of the Variable Account Options (except the Select Ten Plus Divisions). This daily expense rate can't be increased without your consent. Of the 1.45% total charge, .15% is used to reimburse us for administrative expenses not covered by the annual administrative charge described below. We deduct the remaining 1.30% for assuming the expense risk (.95%) and the mortality risk (.35%) under the contract. For the Select Ten Plus Divisions, a daily charge equal to an annual fee of 1.35% is deducted from the Account Value to cover expense risk (.85%), mortality risk (.35%) and administrative expenses (.15%). The expense risk is the risk that our actual expenses of administering the contract will exceed the annual administrative expense charge. Mortality risk, as used here, refers to the risk we take that annuitants, as a class of persons, will live longer than estimated and we will be required to pay out more annuity benefits than anticipated. The relative proportion of the mortality and expense risk charges may be changed, but the total effective annual risk charges can't be increased.

We may realize a gain from these daily charges to the extent they aren't needed to meet the actual expenses incurred.

ANNUAL ADMINISTRATIVE CHARGE

If your Account Value is less than $50,000 on the last day of any contract year before your Retirement Date, we charge an annual administrative charge of $30. This charge is deducted pro rata from your Account Value in each Investment Option. The part of the charge deducted from the Variable Account Options reduces the number of Units we credit to you. The part of the charge deducted from the Fixed Accounts is withdrawn in dollars. The annual administrative charge is pro-rated in the event of the Annuitant's retirement, death, annuitization or contract termination during a contract year.

PORTFOLIO AND DIVISION CHARGES

Separate Account II buys shares of the Portfolios at net asset value. That price reflects investment management fees and other direct expenses that have already been deducted from the assets of the Portfolios. The amount charged for investment management can't be increased without shareholder approval. The Divisions invest directly in securities. Management fees and other expenses are deducted directly from the Divisions.

REDUCTION OR ELIMINATION OF SEPARATE ACCOUNT OR ADMINISTRATIVE CHARGES

We can reduce or eliminate the separate account or administrative charges for individuals or groups of individuals if we anticipate expense savings. We may do this based on the size and type of the group or the amount of the contribution. We won't unlawfully discriminate against any person or group if we reduce or eliminate these charges.

STATE PREMIUM TAX DEDUCTION

We won't deduct state premium taxes from your contributions before investing them in the Investment Options, unless required by your state law. If the Annuitant elects an annuity benefit, we'll deduct any applicable state premium taxes from the amount available for the annuity benefit. State premium taxes currently range up to 4%.

CONTINGENT WITHDRAWAL CHARGE

We don't deduct sales charges when you make a contribution to the contract. However, contributions withdrawn may be subject to a withdrawal charge of up to 8%. This amount is a percentage of your contributions and not Account Value. As shown below, the charge varies, depending upon the "age" of the contributions included in the withdrawal - that is, the number of years that have passed since each contribution was made. The maximum of 8% would apply if the entire amount of the withdrawal consisted of contributions made during your current contribution year. We don't deduct withdrawal charges when you withdraw contributions made more than seven years before your withdrawal. To calculate the withdrawal charge, (1) the oldest contributions are treated as the first withdrawn and more recent contributions next, and (2) partial withdrawals up to the free withdrawal amount aren't subject to the withdrawal charge. For partial withdrawals, the total amount deducted from your account will include the withdrawal amount requested, any Market Value Adjustment that applies, and any withdrawal charges that apply, so that the net amount you receive will be the amount you requested.

You may take up to 15% of your account value (less any earlier withdrawal in the same contract year) each contract year without any contingent withdrawal charge or Market Value Adjustment. This is referred to as your "free withdrawal." If you don't take any free withdrawals in one contract year, you can't add it to the next year's free withdrawal. If you aren't 59 1/2, federal tax penalties may apply. Should you completely surrender the contract the amount of surrender charges is based on contributions and is not reduced by any free withdrawals.

          CONTRIBUTION YEAR IN WHICH          CHARGE AS A % OF THE
          WITHDRAWN CONTRIBUTION WAS MADE     CONTRIBUTION WITHDRAWN
          -------------------------------     ----------------------
                 Current                                 8%
                 First Prior                             7
                 Second Prior                            6
                 Third Prior                             5
                 Fourth Prior                            4
                 Fifth Prior                             3
                 Sixth Prior                             2
                 Seventh Prior and Earlier               0

We won't deduct a contingent withdrawal charge if you use the withdrawal to buy from us either an immediate annuity benefit with life contingencies, or an immediate annuity without life contingencies with a restricted prepayment option that provides for level payments over five or more years. Similarly, we won't deduct a charge if the Annuitant dies. See "Death Benefits and Similar Benefit Distributions" in Part I, Section 5.

REDUCTION OR ELIMINATION OF THE CONTINGENT WITHDRAWAL CHARGE

We can reduce or eliminate the contingent withdrawal charge for individuals or a group of individuals if we anticipate expense savings. We may do this based on the size and type of the group, the amount of the contribution, or whether there is some relationship with us. Examples of these relationships would include being an employee of Integrity or an affiliate, receiving distributions or making internal transfers from other contracts we issued, or transferring amounts held under qualified plans we or our affiliate sponsored. We won't unlawfully discriminate against any person or group if we reduce or eliminate the contingent withdrawal charge.

TRANSFER CHARGE

If you make more than twelve transfers among your Investment Options during one contract year, we may charge your account up to $20 for each additional transfer during that year. Transfer charges don't apply to transfers under (i) Dollar Cost Averaging, (ii) Customized Asset Rebalancing, or (iii) systematic transfers from the STO, nor do these transfers count toward the twelve free transfers you can make during a year.

HARDSHIP WAIVER

We may waive contingent withdrawal charges on full or partial withdrawal requests of $1,000 or more under a hardship circumstance. We may also waive the Market Value Adjustment on any amounts withdrawn from the GRO Accounts. Hardship circumstances include the owner's (1) confinement to a nursing home, hospital or long term care facility, (2) diagnosis of terminal illness with any medical condition that would result in death or total disability, and (3) unemployment. We will require reasonable notice and documentation including, but not limited to, a physician's certification and Determination Letter from a State Department of Labor. Some of the hardship circumstances listed above may not apply in some states, and, in other states, may not be available at all. The waivers of withdrawal charges and Market Value Adjustment apply to the owner, not to the Annuitant. If there are joint owners, the waivers apply to the primary owner. If no primary owner can be determined, the waivers will apply to the youngest owner.

TAX RESERVE

We can make a charge in the future for taxes or for reserves set aside for taxes, which will reduce the investment performance of the Variable Account Options.

SECTION 5 - TERMS OF YOUR VARIABLE ANNUITY

CONTRIBUTIONS UNDER YOUR CONTRACT

You can make contributions of at least $100 at any time up to the Annuitant's Retirement Date. Your first contribution, however, can't be less than $1,000 (some states may require a higher initial contribution). We'll accept contributions of at least $50 for salary allotment programs. We have special rules for minimum contribution amounts for tax-favored retirement programs. See "Tax-Favored Retirement Programs" in the SAI.

We may limit the total contributions under a contract to $1,000,000 if you are under age 76 or to $250,000 if you are over age 76. Once you reach nine years before your Retirement Date, we may refuse to accept any contribution. Contributions may also be limited by various laws or prohibited by us for all annuitants under the contract. If your contributions are made under a tax-favored retirement program, we won't measure them against the maximum limits set by law.

Contributions are applied to the various Investment Options you select and are used to pay annuity and death benefits. Each contribution is credited as of the date we have received (as defined below) at our Administrative Office both the contribution and instructions for allocation among the Investment Options. Wire transfers of federal funds are deemed received on the day of transmittal if credited to our account by 3 p.m. Eastern Time, otherwise they are deemed received on the next Business Day. Contributions by check or mail are deemed received when they are delivered in good order to our Administrative Office. Contributions to the Select Ten Plus Divisions are subject to special rules described in Part II, Section 1, "Investment Strategy."

You can change your choice of Investment Options at any time by writing to the Administrative Office. The request should indicate your contract number and the specific change, and you should sign the request. When the Administrative Office receives it, the change will be effective for any contribution that accompanies it and for all future contributions. See "Transfers" in Section 5. For special rules on transfers to the Select Ten Plus Divisions, see Part II, Section 1, "Investment Strategy."

YOUR ACCOUNT VALUE

Your Account Value reflects various charges. See Part I, Section 4, "Deductions and Charges." Annual deductions are made as of the last day of each contract year. Withdrawal charges and Market Value Adjustments, if applicable, are made as of the effective date of the transaction. Charges against our Separate Accounts are reflected daily. Any amount allocated to a Variable Account Option will go up or down in value depending on the investment experience of that Option. The value of contributions allocated to the Variable Account Options isn't guaranteed. The value of your contributions allocated to the Fixed Accounts is guaranteed, subject to any applicable Market Value Adjustments. See "Guaranteed Rate Options" in Part I, Section 3.

UNITS IN OUR SEPARATE ACCOUNTS

Allocations to the Variable Account Options are used to purchase Units. On any given day, the value you have in a Variable Account Option is the Unit Value multiplied by the number of Units credited to you in that Option. The Units of each Variable Account Option have different Unit Values.

The number of Units purchased or redeemed (sold) in any Variable Account Option is calculated by dividing the dollar amount of the transaction by the Option's Unit Value, calculated as of the close of business that day. The number of Units for a Variable Account Option at any time is the number of Units purchased less the number of Units redeemed. The value of Units of Separate Account II fluctuates with the investment performance of the corresponding Portfolios, which in turn reflects the investment income and realized and unrealized capital gains and losses of the Portfolios, as well as the Portfolios' expenses. The value of Units of Separate Account Ten varies with the performance of the securities held by the Divisions.

Your Unit Values also change because of deductions and charges we make to our Separate Accounts. The number of Units credited to you, however, won't vary due to changes in Unit Values. Units of a Variable Account Option are purchased when you allocate new contributions or transfer prior contributions to that Option. Units are redeemed when you make withdrawals or transfer amounts from a Variable Account Option. We also redeem Units to pay the death benefit when the Annuitant dies, and to pay the annual administrative charge and the charge for the EEB option, if elected. Please note that special rules apply to the timing of allocations to the Divisions. See Part II.

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




HOW WE DETERMINE UNIT VALUE

We determine Unit Values for each Variable Account Option at 4 p.m. Eastern Time on each Business Day. The Unit Value of each Variable Account Option in Separate Account II for any Business Day is equal to the Unit Value for the previous Business Day, multiplied by the NET INVESTMENT FACTOR for that Option on the current day. We determine a NET INVESTMENT FACTOR for each Option in Separate Account II as follows:

- First, we take the value of the shares belonging to the Option in the corresponding Portfolio at the close of business that day (before giving effect to any transactions for that day, such as contributions or withdrawals). For this purpose, we use the share value reported to us by the Portfolios.

- Next, we add any dividends or capital gains distributions by the Portfolio on that day.

- Then we charge or credit for any taxes or amounts set aside as a reserve for taxes.

- Then we divide this amount by the value of the amounts in the Option at the close of business on the last day that a Unit Value was determined (after giving effect to any transactions on that day).

- Finally, we subtract a daily asset charge for each calendar day since the last day that a Unit Value was determined (for example, a Monday calculation will include charges for Saturday and Sunday). The daily charge is an amount equal to an effective annual rate of 1.45%. This charge is for the mortality risk, administrative expenses and expense risk we assumed under the contract.

We determine a net investment factor for each Division as follows:

- First, we take the value of the assets in the Division at the end of the preceding period.

- Next, we add any investment income and capital gains, realized or unrealized, credited to the assets during the current valuation period.

- Then we subtract any capital losses, realized or unrealized, charged against the assets during the current valuation period.

-   Next, we subtract any amount charged against the Division for any taxes.

- Then we divide this amount by the value of the assets in the Division at the end of the preceding valuation period.

- Then we subtract the daily charge for management and investment advice for each day in the valuation period and a daily charge for estimated operating expenses for each day in the valuation period.

- Finally, we subtract a daily asset charge for each calendar day since the last day that a Unit Value was determined (for example, a Monday calculation will include charges for Saturday and Sunday). The daily charge is an amount equal to an effective annual rate of 1.35%. This charge is for the mortality risk, administrative expenses and expense risk we assumed under the contract.

Generally, this means that we adjust Unit Values to reflect what happens to the Portfolios and the Divisions and for the mortality and expense risk charge and any charge for administrative expenses or taxes.

TRANSFERS

You may transfer your Account Value among the Variable Account Options and the GROs, subject to our transfer restrictions. You can't make a transfer into the STO. Transfers to a GRO must be to a newly elected GRO (that is, to a GRO that you haven't already purchased) at the then-current Guaranteed Interest Rate, unless we agree otherwise. Unless you make a transfer from a GRO within 30 days before the expiration date of a GRO Account, the transfer is subject to a Market Value Adjustment. See "Guaranteed Rate Options" in Part I, Section 3. Transfers from GROs will be made according to the order in which money was originally allocated to the GRO.

You can transfer from a Select Ten Plus Division at any time. Transfers to a Select Ten Plus Division from any other Investment Option in which you are invested will be effected at a price determined as of the day preceding the next available Investment Date. We reserve the right not to accept transfer instructions received less than two Business Days before any Investment Date. See Part II for important information on the Divisions.

The amount transferred must be at least $250 or, if less, the entire amount in the Investment Option. You have twelve free transfers during a contract year. After those twelve transfers, a charge of up to $20 may apply to each additional transfer during that contract year. No charge will be made for transfers under our Dollar Cost Averaging, Customized Asset Rebalancing, or Systematic Transfer programs, described in Section 9.

You may request a transfer by sending a written request directly to the Administrative Office. Each request for a transfer must specify the contract number, the amounts to be transferred and the Investment Options to and from which the amounts are to be transferred. Transfers may also be arranged through our telephone transfer service if you've established a Personal Identification Number (PIN CODE). We'll honor telephone transfer instructions from any person who provides correct identifying information and we aren't responsible for fraudulent telephone transfers we believe to be genuine according to these procedures. Accordingly, you bear the risk of loss if unauthorized persons make transfers on your behalf.

A transfer request is effective as of the Business Day our Administrative Office receives it, except for transfers to the Select Ten Plus Divisions (see Part
II). A transfer request doesn't change the allocation of current or future contributions among the Investment Options. Telephone transfers may be requested from 9:00 a.m. - 5:00 p.m., Eastern Time, on any day we're open for business. You'll receive the Variable Account Options' Unit Values as of the close of business on the day you call, except that you'll receive the Unit Values for the Select Ten Plus Divisions as described in Part II. Accordingly, transfer requests for Variable Account Options (other than the Select Ten Plus Divisions) received after 4:00 p.m. Eastern Time (or the close of the New York Stock Exchange, if earlier) will be processed using Unit Values as of the close of business on the next Business Day after the day you call. All transfers will be confirmed in writing.

Transfer requests submitted by agents or market timing services that represent multiple policies will be processed not later than the next Business Day after the requests are received by our Administrative Office.

EXCESSIVE TRADING

We reserve the right to limit the number of transfers in any contract year or to refuse any transfer request for an owner or certain owners if: (a) we believe in our sole discretion that excessive trading by the owner or owners or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the underlying mutual funds; or (b) we are informed by one or more of the underlying mutual funds that the purchase or redemption of shares is to be restricted because of excessive trading, or that a specific transfer or group of transfers is expected to have a detrimental effect on share prices of affected underlying mutual funds. We also have the right, which may be exercised in our sole discretion, to prohibit transfers occurring on consecutive Business Days.

We reserve the right to modify these restrictions or to adopt new restrictions at any time and in our sole discretion.

We will notify you or your designated representative if your requested transfer is not made. Current SEC rules preclude us from processing your request at a later date if it is not made when initially requested. ACCORDINGLY, YOU WILL NEED TO SUBMIT A NEW TRANSFER REQUEST IN ORDER TO MAKE A TRANSFER THAT WAS NOT MADE BECAUSE OF THESE LIMITATIONS.

SPECIFIC NOTICE REGARDING THE USE OF THIS ANNUITY FOR MARKET TIMING OF
INVESTMENTS

This contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market. Any individual or legal entity that intends to engage in arbitrage, utilize market timing practices or make frequent transfers to take advantage of inefficiencies in mutual fund pricing should not purchase this contract. These abusive or disruptive transfers can have an adverse impact on management of a fund, increase fund expenses and affect fund performance.


Integrity Life Insurance Company has the following policies for transfers between Investment Options, which is designed to protect contract owners from abusive or disruptive trading activity:


--You may submit 20 Investment Option transfers each contract year for each contract by U.S. Mail, Internet, telephone, Annuitrac, or facsimile.

--Once these 20 Investment Option transfers have been executed in any contract year, we will require you to submit any additional Investment Option transfers only in writing by U.S. Mail or overnight delivery service. Transfer requests made by telephone or the Internet or sent by fax, same day mail or courier service will not be accepted, and Annuitrac trading privileges will be suspended. If you want to cancel a written Investment Option transfer, you must also cancel it in writing by U.S Mail or overnight delivery service. We will process the cancellation request as of the day we receive it.

Upon reaching your next contract anniversary, you will again be provided with 20 Investment Option transfers. Investment Option transfers are non-cumulative and may not be carried over from year to year.

None of these restrictions are applicable to transfers made under our Dollar Cost Averaging program, Systematic Transfer Option program, Customized Asset Rebalancing program, or other related programs we may offer unless we determine, in our sole discretion, that one of those programs is being used as a method of market timing.


Integrity Life Insurance Company will continue to monitor transfer activity, and we may modify these restrictions at any time.

If Integrity Life Insurance Company determines, in its sole discretion, that an annuity policy may be used for market timing, we may refuse to accept any additional contributions to the policy.


WITHDRAWALS


You may make withdrawals as often as you wish. Each withdrawal must be at least $300. The money will be taken from your Investment Options pro rata, in the same proportion their value bears to your total Account Value. For example, if your Account Value is divided in equal 25% shares among four Investment Options, when you make a withdrawal, 25% of the money withdrawn will come from each of your Investment Options. You can tell us if you want your withdrawal handled differently. During the first seven years after each contribution, there is a contingent withdrawal charge for any withdrawals other than free withdrawals (discussed below). The charge starts at 8% and decreases depending on the age of your account. This charge is in addition to any Market Value Adjustments made to early withdrawals from GRO Accounts. Under some circumstances, the contingent withdrawal charge and Market Value Adjustment may be waived.

You may withdraw up to 15% of your Account Value each contract year with no withdrawal charges. After the first 15% within a contract year, there will be a charge for any withdrawals you make, based upon the length of time your money has been in your account. When you make a partial withdrawal, the total amount deducted from your Account Value will include the withdrawal amount requested and any contingent withdrawal charges and any Market Value Adjustments. The total amount that you receive will be the total that you requested. Most of the withdrawals you make before you are 59 1/2 years old are subject to a 10% federal tax penalty. If your contract is part of a tax-favored retirement plan, the plan may limit your withdrawals. See "Tax Aspects of the Contract" in Part I, Section 7. Residents of Pennsylvania and South Carolina are required to keep at least $3,000 in their Accounts.


ASSIGNMENTS

If your contract isn't part of a tax-favored program, you may assign the contract before the Annuitant's Retirement Date. You can't, however, make a partial assignment. An assignment of the contract may have adverse tax consequences. See Part I, Section 7, "Tax Aspects of the Contract." We won't be bound by an assignment unless it is in writing and is received at our Administrative Office in a form acceptable to us.

DEATH BENEFITS AND SIMILAR BENEFIT DISTRIBUTIONS

We'll pay a death benefit to the Annuitant's surviving beneficiary (or beneficiaries, in equal shares) if the annuitant dies before annuity payments have started. If the contract was issued on or after the annuitant's 86th birthday, the death benefit is the Account Value at the end of the Business Day when we receive proof of death. For contracts issued before the Annuitant's 86th birthday and before annuity payments have started, the death benefit is the highest of:

     (a)  your highest Account Value on any contract anniversary (before age
          81), plus subsequent contributions and minus subsequent withdrawals (after being adjusted for associated charges and adjustments);

     (b) total contributions, minus subsequent withdrawals (after being adjusted for associated charges and adjustments); or

     (c)  your current Account Value.

The reductions in death benefit described in (a) and (b) above for subsequent withdrawals will be calculated on a pro rata basis with respect to Account Value at the time of withdrawal. We'll also adjust the death benefit for any applicable charges.

Death benefits and benefit distributions required because of a separate owner's death can be paid in a lump sum or as an annuity. If a benefit option hasn't been selected for the beneficiary at the Annuitant's death, the beneficiary can select an option.

The owner selects the beneficiary of the death benefit. An owner may change beneficiaries by submitting the appropriate form to the Administrative Office. If an Annuitant's beneficiary doesn't survive the Annuitant, then the death benefit is generally paid to the Annuitant's estate. A death benefit won't be paid after the Annuitant's death if there is a contingent Annuitant. In that case, the contingent Annuitant becomes the new Annuitant under the contract.

ANNUITY BENEFITS


All annuity benefits under your contract are calculated as of the Retirement Date you select. You can change the Retirement Date by writing to the Administrative Office any time before the Retirement Date. Contract terms applicable to various retirement programs, along with federal tax laws, establish certain minimum and maximum retirement ages.

Annuity benefits may be a lump sum payment or paid out over time. A lump sum payment will provide the Annuitant with the Cash Value under the contract shortly after the Retirement Date. The amount applied toward the purchase of an annuity benefit is the Adjusted Account Value less any pro-rata annual administrative charge, except that the Cash Value will be the amount applied if the annuity benefit doesn't have a life contingency and either the term is less than five years or the annuity can be changed to a lump sum payment without a withdrawal charge.


ANNUITIES

Annuity benefits can provide for fixed payments, which may be made monthly, quarterly, semi-annually or annually. You can't change or redeem the annuity once payments have begun. For any annuity, the minimum initial payment must be at least $100 monthly, $300 quarterly, $600 semi-annually or $1,200 annually.

If you haven't already elected a lump sum payment or an annuity benefit, we'll send you a notice within six months before your Retirement Date outlining your options. If you fail to notify us of your benefit payment election before your Retirement Date, you'll receive a lump sum benefit.

We currently offer the following types of annuities:

A LIFE AND TEN YEARS CERTAIN ANNUITY is a fixed life income annuity with 10 years of payments guaranteed, funded through our general account.

A PERIOD CERTAIN ANNUITY provides for fixed payments to the Annuitant or the Annuitant's beneficiary for a fixed period. The amount is determined by the period selected. If the Annuitant dies before the end of the period selected, the Annuitant's beneficiary can choose to receive the total present value of future payments in cash.

A PERIOD CERTAIN LIFE ANNUITY provides for fixed payments for at least the period selected and after that for the life of the Annuitant, or for the lives of the Annuitant and another annuitant under a joint and survivor annuity. If the Annuitant (or the Annuitant and the other annuitant under a joint and survivor annuity) dies before the period selected ends, the remaining payments will go to the Annuitant's beneficiary. The Annuitant's beneficiary can redeem the annuity and receive the present value of future guaranteed payments in a lump sum.

A LIFE INCOME ANNUITY provides fixed payments to the Annuitant for the life of the Annuitant, or until the annuitant dies under a joint and survivor annuity.

FIXED ANNUITY PAYMENTS

Fixed annuity payments won't change and are based upon annuity rates provided in your contract. The size of payments will depend on the form of annuity that was chosen and, in the case of a life income annuity, on the Annuitant's age (or Annuitant and a joint annuitant in the case of a joint and survivor annuity) and sex (except under most tax-favored retirement programs). If our current annuity rates would provide a larger payment, those current rates will apply instead of the contract rates.

If the age or sex of an annuitant has been misstated, any benefits will be those which would have been purchased at the correct age and sex. Any overpayments or underpayments made by us will be charged or credited with interest at the rate of 6% per year. If we have made overpayments because of incorrect information about age or sex, we'll deduct the overpayment from the next payment or payments due. We add underpayments to the next payment.

TIMING OF PAYMENT

We normally apply your Adjusted Account Value to the purchase of an annuity within seven days after receipt of the required form at our Administrative Office. Our action can be delayed, however, for any period during which:

(1) the New York Stock Exchange has been closed or trading on it is restricted;

(2) an emergency exists so that disposal of securities isn't reasonably practicable or it isn't reasonably practicable for a Separate Account fairly to determine the value of its net assets; or

(3) the SEC, by order, permits us to delay action to protect persons with interests in the Separate Accounts. We can delay payment of your Fixed Accounts for up to six months, and interest will be paid on any payment delayed for 30 days or more.




HOW YOU MAKE REQUESTS AND GIVE INSTRUCTIONS

When you write to our Administrative Office, use the address on the cover page of this prospectus. We can't honor your request or instruction unless it's proper and complete. Whenever possible, use one of our printed forms, which may be obtained from our Administrative Office.

SECTION 6 - OPTIONAL CONTRACT FEATURES

For an additional charge, the following option is available to contract purchasers. This option can only be elected at the time of application, may not be cancelled once the contract is issued and will replace or supplement the standard contract death benefits. Reductions in death benefits due to withdrawals are calculated on a pro-rata basis with respect to the Account Value at the time of withdrawal.

Charges for the optional benefit are in addition to the standard variable account charges. Be sure you understand the charges. Carefully consider whether you need the benefit. Also consider whether you can buy the benefit more cheaply as part of the variable annuity or with a separate policy.

ENHANCED EARNINGS BENEFIT

The Enhanced Earnings Benefit ("EEB") is an optional death benefit where a percentage of the Gain in the contract is paid in addition to the standard or any optional death benefit. If there is a Gain in the contract when Integrity receives proof of the Annuitant's death, Integrity will pay up to an additional 40% of the Gain as an additional death benefit. This additional benefit is intended to help offset potential income tax payments made by your beneficiaries. The maximum available benefit is 150% of the Net Premium. If there is no Gain, no EEB benefit will be paid. The following is an example of how the EEB would work:

$100,000 Total Customer Contributions (assuming no withdrawals)
$125,000 Account Value upon receipt of proof of death
Assume a 40% benefit based on issue age.

Gain = $25,000 ($125,000-$100,000 = $25,000)

EEB Benefit Paid = $10,000 ($25,000 X 40%)

Please see Appendix C for an additional example of how the EEB works with the death benefit.

The EEB is an optional death benefit and is available at an additional cost. The EEB must be selected at the time the contract is initially purchased and may not be cancelled once it is selected. The EEB automatically terminates upon annuitization or contract surrender. The cost and availability of the EEB is dependent upon the Annuitant's age at issue. The following chart summarizes the different costs and benefits.

     ISSUE AGE                  BENEFIT PAID                       ANNUAL COST*
     ---------                  ------------                       -----------
     0-59                       40% of Gain                        .20%
     60-69                      40% of Gain                        .40%
     70-79                      25% of Gain                        .50%
     80 +                       Not Available                      Not Available

* Integrity will assess the cost of the benefit on a calendar quarter basis against both the Fixed Accounts and Variable Account Options.

All Total Customer Contributions received in the first seven contract years will be included for purposes of calculating the EEB payment. Total Customer Contributions received after the seventh contract anniversary will not be included in calculating the maximum EEB benefit until they have been in the contract for 6 months. MONIES RECEIVED FROM EXCHANGED CONTRACTS SHALL BE TREATED AS PREMIUM FOR PURPOSES OF THE EEB RIDER AND DETERMINATION OF THE BENEFIT PAID. THE GAIN IN THE EXCHANGED CONTRACT WILL NOT BE CARRIED OVER TO THE NEW CONTRACT FOR PURPOSES OF CALCULATING THE EEB BENEFIT. IT WILL BE CARRIED OVER FOR PURPOSES OF INCOME TAX OR EXCLUSION ALLOWANCE CALCULATIONS.

Based on our current interpretation of the tax law, the additional benefit provided by the EEB will be treated as earnings of the contract and subject to income taxes upon distribution. You may wish to consult your tax advisor, legal advisor or investment professional to determine if the EEB will be of benefit to you or your beneficiaries.

A SPECIAL NOTE IF YOU ARE PURCHASING THIS ANNUITY FOR USE AS AN IRA:

IF YOU ARE PURCHASING THIS CONTRACT AS AN IRA AND ARE ELECTING THE EEB RIDER THERE IS NO ASSURANCE THAT THE CONTRACT WILL MEET THE QUALIFICATION REQUIREMENTS FOR AN IRA. YOU WILL WANT TO CAREFULLY CONSIDER SELECTING THE EEB OPTION IF THIS CONTRACT IS AN IRA. CONSULT YOUR TAX OR LEGAL ADVISOR IF YOU ARE CONSIDERING USING THE EEB WITH AN IRA. THE CONTRACT OWNER BEARS THE RISK OF ANY ADVERSE TAX CONSEQUENCES.




This death benefit option may not be available in all states.

SECTION 7 - VOTING RIGHTS

PORTFOLIO VOTING RIGHTS

We are the legal owner of the shares of the Portfolios held by Separate Account II and, therefore, have the right to vote on certain matters. Among other things, we may vote to elect a Portfolio's Board of Directors, to ratify the selection of independent auditors for a Portfolio, and on any other matters described in a Portfolio's current prospectus or requiring a vote by shareholders under the 1940 Act.

Whenever a shareholder vote is taken, we give you the opportunity to tell us how to vote the number of shares purchased as a result of contributions to your contract. We'll send you Portfolio proxy materials and a form for giving us voting instructions.

If we don't receive instructions in time from all owners, we'll vote shares in a Portfolio for which we have not received instructions in the same proportion as we vote shares for which we have received instructions. Under eligible deferred compensation plans and certain qualified plans, your voting instructions must be sent to us indirectly, through your employer, but we aren't responsible for any failure by your employer to solicit your instructions or to send your instructions to us. We'll vote any Portfolio shares that we're entitled to vote directly, because of amounts we have accumulated in Separate Account II, in the same proportion that other owners vote. If the federal securities laws or regulations or interpretations of them change so that we're permitted to vote shares of a Portfolio on our behalf or to restrict owner voting, we may do so.

HOW WE DETERMINE YOUR VOTING SHARES

You vote only on matters concerning the Portfolios in which your contributions are invested. We determine the number of Portfolio shares in each Variable Account Option under your contract by dividing your Account Value allocated to that Option by the net asset value of one share of the corresponding Portfolio on the record date set by a Portfolio's Board for its shareholders' meeting. For this purpose, the record date can't be more than 60 days before the meeting of a Portfolio. We count fractional shares. After annuity payments have commenced, voting rights are calculated in a similar manner based on the actuarially determined value of your interest in each Variable Account Option.




HOW PORTFOLIO SHARES ARE VOTED

All Portfolio shares are entitled to one vote; fractional shares have fractional votes. Voting is on a Portfolio-by-Portfolio basis, except for certain matters (for example, election of Directors) that require collective approval. On matters where the interests of the individual Portfolios differ, the approval of the shareholders in one Portfolio isn't needed to make a decision in another Portfolio. To the extent shares of a Portfolio are sold to separate accounts of other insurance companies, the shares voted by those companies according to instructions received from their contract holders will dilute the effect of voting instructions received by us from its owners.

Owners of Units in the Divisions also have voting rights. Each owner will be given one vote for every $1.00 of value in a Division. Fractional interests are counted, unless different voting rights are required under the law.

HOW SEPARATE ACCOUNT TEN INTERESTS ARE VOTED

Separate Account Ten's rules don't require Separate Account Ten to hold annual meetings, although special meetings may be called for purposes such as electing or removing members of the Board of Managers, changing fundamental policies, or approving a contract for investment advisory services. When required, "the vote of a majority of the outstanding voting securities" of Separate Account Ten means the lesser of:

     (1) The holders of more than 50% of all votes entitled to be cast with respect to Separate Account Ten; or

     (2) The holders of at least 67% of the votes that are present or represented by proxy at a meeting, assuming more than 50% of those entitled to vote are present or represented.

We'll determine the number of votes you can instruct us to vote 60 days or less before a Separate Account Ten special meeting.

SEPARATE ACCOUNT VOTING RIGHTS

Under the 1940 Act, certain actions (such as some of those described under "Changes in How We Operate" in Part I, Section 2) may require owner approval. In that case, you'll be entitled to a number of votes based on the value you have in the Variable Account Options, as described above under "How We Determine Your Voting Shares." We'll cast votes attributable to amounts we have in the Variable Account Options in the same proportions as votes cast by owners.

SECTION 8 - TAX ASPECTS OF THE CONTRACT

INTRODUCTION

The effect of federal income taxes on the amounts held under a contract, on annuity payments, and on the economic benefits to the owner, Annuitant, and the beneficiary or other payee may depend on several factors. These factors may include Integrity's tax status, the type of retirement plan, if any, for which the contract is purchased, and the tax and employment status of the individuals concerned.

The following discussion of the federal income tax treatment of the contract isn't designed to cover all situations and isn't intended to be tax advice. It is based upon our understanding of the federal income tax laws as currently interpreted by the Internal Revenue Service (IRS) and various courts. We cannot guarantee that the IRS or the courts won't change their views on the treatment of these contracts. Future legislation could affect annuity contracts adversely. Moreover, we have not attempted to consider any applicable state or other tax laws. Because of the complexity of tax laws and the fact that tax results will vary according to particular circumstances, anyone considering the purchase of a contract, selecting annuity payments under the contract, or receiving annuity payments under a contract should consult a qualified tax adviser. INTEGRITY DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS, FEDERAL, STATE, OR LOCAL, OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACT.




YOUR CONTRACT IS AN ANNUITY

Under federal tax law, anyone can purchase an annuity with after-tax dollars. Earnings under the contract won't generally be taxed until you make a withdrawal. An individual (or employer) may also purchase the annuity to fund a tax-favored retirement program (contributions are with pre-tax dollars), such as an IRA or qualified plan. Finally, an individual (or employer) may purchase the annuity to fund a Roth IRA (contributions are with after-tax dollars and earnings may be excluded from taxable income at distribution).

This prospectus covers the basic tax rules that apply to an annuity purchased directly with after-tax dollars (a nonqualified annuity), and some of the special tax rules that apply to an annuity purchased to fund a tax-favored retirement program (a qualified annuity). A qualified annuity may restrict your rights and benefits to qualify for its special treatment under federal tax law.

TAXATION OF ANNUITIES GENERALLY

Section 72 of the Internal Revenue Code of 1986, as amended (the CODE) governs the taxation of annuities. In general, contributions you put into the annuity (your "basis" or "investment" in the contract) will not be taxed when you receive the amounts back in a distribution. Also, an owner generally isn't taxed on the annuity's earnings (increases in Account Value) until some form of withdrawal or distribution is made under the contract. However, under certain circumstances, the increase in value may be subject to current federal income tax. For example, corporations, partnerships, trusts and other non-natural persons can't defer tax on the annuity's income unless an exception applies. In addition, if an owner transfers an annuity as a gift to someone other than a spouse (or former spouse), all increases in the Account Value are taxed at the time of transfer. The assignment or pledge of any portion of the value of a contract is treated as a taxable distribution of that portion of the value of the contract.

You can take withdrawals from the contract or you can wait to annuitize it when the annuitant reaches a certain age. The tax implications are different for each type of distribution. Section 72 of the Code states that the proceeds of a full or partial withdrawal from a contract before annuity payments begin are treated first as taxable income, but only to the extent of the increase of the Account Value. The rest of the withdrawal, representing your basis in the annuity, is not taxable. Generally, the investment or basis in the contract equals the contributions made by you or on your behalf, minus any amounts previously withdrawn that weren't treated as taxable income. Special rules may apply if the contract includes contributions made before August 14, 1982 that were rolled over to the contract in a tax-free exchange.

If you take annuity payments over the lifetime of the annuitant, part of each payment is considered to be a tax-free return of your investment. This tax-free portion of each payment is determined using a ratio of the owner's investment to his or her expected return under the contract (exclusion ratio). The rest of each payment will be ordinary income. When all of these tax-free portions add up to your investment in the annuity, future payments are entirely ordinary income. If the Annuitant dies before recovering the total investment, a deduction for the remaining basis will generally be allowed on the owner's final federal income tax return.

We may be required to withhold federal income taxes on all distributions unless the eligible recipients elect not to have any amounts withheld and properly notify us of that election.

The taxable portion of a distribution is taxed at ordinary income tax rates. In addition, you may be subject to a 10% penalty on the taxable portion of a distribution unless it is:

     (1)  on or after the date on which the taxpayer attains age 59 1/2;
     (2)  as a result of the owner's death;
     (3) part of a series of "substantially equal periodic payments" (paid at least annually) for the life (or life expectancy) of the taxpayer or joint lives (or joint life expectancies) of the taxpayer and beneficiary;
     (4)  a result of the taxpayer becoming disabled within the meaning of Code
          Section 72(m)(7);
     (5) from certain qualified plans (note, however, other penalties may apply);
     (6) under a qualified funding asset (as defined in Section 130(d) of the Code);
     (7) purchased by an employer on termination of certain types of qualified plans and held by the employer until the employee separates from service;
     (8)  under an immediate annuity as defined in Code Section 72(u)(4);
     (9)  for the purchase of a first home (distribution up to $10,000);
     (10) for certain higher education expenses; or
     (11) to cover certain deductible medical expenses.

     Please note that items (9), (10) and (11) apply to IRAs only.

Any withdrawal provisions of your contract will also apply. See "Withdrawals" in
Part I, Section 5.

DISTRIBUTION-AT-DEATH RULES


Under Section 72(s) of the Code, in order to be treated as an annuity, a contract must provide the following distribution rules: (a) if any owner dies on or after the date the annuity starts and before the entire interest in the contract has been distributed, then the rest of that annuity must be distributed at least as quickly as the method in effect when the owner died; and (b) if any owner dies before the date the annuity starts, the entire contract must be distributed within five years after the owner's death. However, any interest that is payable to a beneficiary may be payable over the life of that beneficiary, as long as distributions begin within one year after the owner dies. If the beneficiary is the owner's spouse, the contract (along with the deferred tax status) may be continued in the spouse's name as the owner.


SPOUSAL CONTINUATION


Upon the death of a spouse, the Internal Revenue Code allows a surviving spouse to continue the annuity contract. The policy must be structured properly with the surviving spouse listed as the sole owner's beneficiary. If the surviving spouse is also the sole annuitant's beneficiary, we will increase the continued policy's account value to the same amount that would have been paid to the surviving spouse had they taken a lump sum distribution. For example, if the account value at death was $100,000, but we would have paid out a death benefit of $115,000, the surviving spouse's policy will continue with a $115,000 account value. If the surviving spouse is continuing an annuity policy purchased from us, any remaining surrender charges will be waived on the new annuity contract. The surviving spouse continues the policy with its tax deferred earnings and may make any changes to the policy allowed under the contract. Please be aware that not all contract features that were available on the initial policy purchased from us will be available on the continued contract. There may also be a higher charge for the same contract feature if the surviving spouse's attained age is different than that of the initial purchasing spouse. Certain investment options or administrative programs, including but not limited to the STO, Guarantee Periods or any discontinued Variable Account Options, may not be available on the continued contract. We reserve the right at any time to make changes to continued contracts that are permitted by law.

When the surviving spouse dies, a second death benefit may be paid. At this time, the annuity contract may be extended, subject to the restrictions of the Internal Revenue Code. No optional contract features shall be available on these policies. Certain investment options or administrative programs, including but not limited to the STO, Guarantee Periods or any discontinued Variable Account Options, may not be available on these extended contracts. We reserve the right at time to make changes to extended contract that are permitted by law.

Annuity policies that are being continued with us, but were not purchased from us initially, will be treated as new policies. This means that all surrender charges will be applicable. Any withdrawals in excess of the free withdrawal amount or Minimum Required Distributions will be subject to surrender charges, Market Value Adjustment and any other applicable charges.


DIVERSIFICATION STANDARDS

We manage the investments in the annuities under Section 817(h) of the Code to ensure that you will be taxed as described above.

PARTIAL 1035 EXCHANGES

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was presumed that only the exchange of an entire contract, as opposed to a partial exchange, would be accorded tax-free status. In 1998 in Conway vs. Commissioner, the Tax Court held that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a non-taxable exchange. In November 1999, the IRS filed an Action on Decision indicating that it acquiesced in the Tax Court decision in Conway. However, in its acquiescence with the decision of the Tax Court, the IRS stated that it will challenge transactions where taxpayers enter into a series of partial exchanges and annuitizations as part of a design to avoid application of the 10% premature distribution penalty or other limitations imposed on annuity contracts under the Code. In the absence of further guidance from the IRS it is unclear what specific types of partial exchange designs and transactions will be challenged by the IRS. Due to the uncertainty in this area owners should consult their own tax advisers prior to entering into a partial exchange of an annuity contract. Currently, we will accept partial 1035 exchanges, but at this time we cannot process outgoing partial 1035 exchanges.



TAX-FAVORED RETIREMENT PROGRAMS

An owner can use this annuity with certain types of retirement plans that receive favorable tax treatment under the Code. Numerous tax rules apply to the participants in these qualified plans and to the contracts used in connection with those qualified plans. These tax rules vary according to the type of plan and the terms and conditions of the plan itself. Owners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, loans from qualified contracts, where allowed, are subject to a variety of limitations, including restrictions on the amount that may be borrowed, the duration of the loan, and repayment of the loan. (Owners should always consult their tax advisors and retirement plan fiduciaries before taking any loans from the plan.) Also, special rules apply to the time at which distributions must begin and the form in which the distributions must be paid. The SAI contains general information about the use of contracts with the various types of qualified plans.

deferred growth and other tax advantages. For most investors, it will be advantageous to make maximum allowable contributions to IRAs and 401(k) plans before investing in a variable annuity. In addition, if you are investing in a variable annuity through a tax-advantaged retirement plan (such as a 401(k) or IRA), you will get no additional tax advantage from the variable annuity. Under these circumstances, consider buying a variable annuity only if it makes sense because of the annuity's other features, such as lifetime income payments and death benefit protection.

INHERITED IRAs


This policy may be issued as an inherited IRA. This occurs if, after the death of the owner of an IRA, the named beneficiary directs that the IRA death proceeds be transferred to a new policy issued and titled as an inherited IRA. The named beneficiary of the original IRA policy will become the owner under the inherited IRA and may generally exercise all rights under the inherited IRA policy, including the right to name his or her own beneficiary in the event of death.

Special tax rules apply to an inherited IRA. The tax law does not permit additional premiums to be contributed to an inherited IRA policy. Also, in order to avoid certain income tax penalties, a minimum required distribution ("MRD") must be withdrawn each year from an inherited IRA. The first MRD must be taken on or before December 31 of the calendar year following the year of the original IRA owner's death. The tax penalty equals 50% of the excess of the MRD amount over the amounts, if any, actually withdrawn form the inherited IRA during the calendar year.


ANNUITIES IN QUALIFIED PLANS

Other investment vehicles, such as IRAs and employer sponsored 401(k) plans, also may provide you with tax deferred growth and other tax advantages. For most investors, it will be advantageous to make maximum allowable contributions to IRAs and 401(k) plans before investing in a variable annuity. In addition, if you are investing in a variable annuity through a tax-advantaged retirement plan (such as a 401(k) or IRA), you will get no additional tax advantage from the variable annuity. Under these circumstances, consider buying a variable annuity only if it makes sense because of the annuity's other features, such as lifetime income payments and death benefit protection. This contract has enhanced death benefits. THE IRS HAS NOT RULED WHETHER AN ENHANCED DEATH BENEFIT COULD BE CHARACTERIZED AS AN INCIDENTAL BENEFIT, THE AMOUNT OF WHICH IS LIMITED IN A CODE
SECTION 401(a) OR 403(b) PLAN. AN EMPLOYER OR QUALIFIED PLAN ADMINISTRATOR MAY WANT TO CONSULT THEIR TAX OR LEGAL ADVISOR REGARDING SUCH LIMITATIONS BEFORE USING AN ANNUITY WITH AN ENHANCED DEATH BENEFIT IN ONE OF THESE PLANS.

FEDERAL AND STATE INCOME TAX WITHHOLDING

Certain states have indicated that pension and annuity withholding will apply to payments made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. For more information concerning a particular state, call our Administrative Office at the toll-free number. IMPACT OF TAXES ON INTEGRITY

The contract allows us to charge the Separate Accounts for taxes. We can also set up reserves for taxes.

TRANSFERS AMONG INVESTMENT OPTIONS

There won't be any tax liability if you transfer any part of the Account Value among the Investment Options of your contract.

SECTION 9 - ADDITIONAL INFORMATION

SYSTEMATIC WITHDRAWALS


We offer a program that allows you to pre-authorize periodic withdrawals from your contract before your

Retirement Date. You can choose to have withdrawals made monthly, quarterly, semi-annually or annually and can specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is made. You may specify a dollar amount for each withdrawal, an annual percentage to be withdrawn or elect the free withdrawal amount be used. The minimum systematic withdrawal currently is $100. You may also specify an account for direct deposit of your systematic withdrawals. To enroll under our systematic withdrawal program, send the appropriate form to our Administrative Office. Withdrawals may begin one Business Day after we receive the form. You may terminate your participation in the program upon one day's prior written notice, and we may end or change the systematic withdrawal program at any time. If on any withdrawal date you don't have enough money in your accounts to make all of the withdrawals you have specified, no withdrawal will be made and your enrollment in the program will be ended.

If you elect the annual free withdrawal amount be withdrawn under the systematic withdrawal program we won't deduct a contingent withdrawal charge or make a Market Value Adjustment. See "Contingent Withdrawal Charge" in Part I, Section
4. AMOUNTS WITHDRAWN UNDER THE SYSTEMATIC WITHDRAWAL PROGRAM GREATER THAN THE FREE WITHDRAWAL AMOUNT WILL BE SUBJECT TO A CONTINGENT WITHDRAWAL CHARGE AND A MARKET VALUE ADJUSTMENT IF APPLICABLE. WITHDRAWALS ALSO MAY BE SUBJECT TO THE 10% FEDERAL TAX PENALTY FOR EARLY WITHDRAWAL AND TO INCOME TAXATION. See Part I,
Section 7, "Tax Aspects of the Contract."


INCOME PLUS WITHDRAWAL PROGRAM

We offer an Income Plus Withdrawal Program that allows you to pre-authorize equal periodic withdrawals, based on your life expectancy, from your contract before you reach age 59 1/2. You can choose among three calculation methods permitted by the Code, each of which is designed to provide a substantially equal periodic payment. You won't have to pay any tax penalty for these withdrawals, but they will be subject to ordinary income tax. See "Taxation of Annuities Generally," in Section 7. Once you begin receiving distributions, they shouldn't be changed or stopped until the later of:

-   the date you reach age 59 1/2; or
-   five years from the date of the first distribution.

If you change or stop the distribution or take an additional withdrawal, you may have to pay a 10% penalty tax that would have been due on all prior distributions made under the Income Plus Withdrawal Program, plus any interest.

You can choose the Income Plus Withdrawal Program at any time if you're younger than 59 1/2. You can elect this option by sending the election form to our Administrative Office. You can choose to have withdrawals made monthly, quarterly, semi-annually or annually and can specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is made. We'll calculate the amount of the distribution under a method you select, subject to a minimum, which is currently $100. You must also specify an account for direct deposit of your withdrawals.

To enroll in our Income Plus Withdrawal Program, send the appropriate form to our Administrative Office. Your withdrawals will begin at least one Business Day after we receive your form. You may end your participation in the program upon seven Business Days prior written notice, and we may end or change the Income Plus Withdrawal Program at any time. If on any withdrawal date you don't have enough money in your accounts to make all of the withdrawals you have specified, no withdrawal will be made and your enrollment in the program will end. This program isn't available in connection with the Systematic Withdrawal Program, Dollar Cost Averaging, or Systematic Transfer Option.

If you haven't used up your free withdrawals in any given contract year, amounts you withdraw under the Income Plus Withdrawal Program may be within the free withdrawal amount. If they are, no contingent withdrawal charge or Market Value Adjustment will be made. See "Contingent Withdrawal Charge" in Part 4. AMOUNTS WITHDRAWN UNDER THE INCOME PLUS WITHDRAWAL PROGRAM IN EXCESS OF THE FREE WITHDRAWAL AMOUNT WILL BE SUBJECT TO A CONTINGENT WITHDRAWAL CHARGE AND A MARKET VALUE ADJUSTMENT IF APPLICABLE.

CHOICES PLUS MINIMUM REQUIRED DISTRIBUTION PROGRAM

We offer a Choices Plus Minimum Required Distribution Program that allows you to pre-authorize withdrawals from your contract after you attain age 70 1/2.
Section 401(a)(9)(A) of the Code states that minimum required distributions from an IRA must begin on or before April 1st of the year following the year in which the IRA owner turns 70 1/2. You won't have to pay any tax penalty for these withdrawals, but they are subject to ordinary income tax. See "Taxation of Annuities Generally" in Section 7.

You can choose the Choices Plus Program any time if you're age 70 1/2 or older. You can elect this option by sending the election form to our Administrative Office. You can choose to have withdrawals made monthly, quarterly, semiannually, or annually and can specify the day of the month (other than the 29th, 30th, or 31st) on which the withdrawal is made. We'll calculate the amount of the distribution using current IRS guidance.

This program is open to new contractholders, as well as existing contractholders who are already taking minimum required distributions from their Integrity IRAs. Payments can be made to you by check or by electronic funds transfer.

DOLLAR COST AVERAGING

Dollar-cost averaging refers to the practice of investing the same amount of money in the same investment at regular intervals (like once a month), regardless of market conditions. If you choose to dollar-cost average, the amount you invest is always the same. Thus, you automatically buy more units when the price is low, and fewer when the price is high. Over time, you may reduce the risk of buying units when their cost is highest, although dollar-cost averaging does not assure a profit and it does not protect against investment losses in declining markets.

We offer a dollar cost averaging program under which we transfer contributions allocated to the Fidelity VIP Money Market Option to one or more other Variable Account Options on a monthly, quarterly, semi-annual or annual basis. You must tell us how much you want to be transferred into each Variable Account Option. The current minimum transfer to each Option is $250. We won't charge a transfer charge under our dollar cost averaging program, and these transfers won't count towards the twelve free transfers you may make in a contract year. The Select Ten Plus Divisions aren't eligible for the dollar cost averaging program.

To enroll under our dollar cost averaging program, send the appropriate form to our Administrative Office. You may end your participation in the program upon one day's prior written notice, and we may end or change the dollar cost averaging program at any time. If you don't have enough money in the Fidelity VIP Money Market Portfolio to transfer to each Variable Account Option specified, no transfer will be made and your enrollment in the program will end.




SYSTEMATIC TRANSFER PROGRAM

We also offer a systematic transfer program under which we transfer contributions allocated to the STO to one or more other Investment Options on a monthly or quarterly basis. See Part I, Section 3, "Systematic Transfer Option." You must transfer all STO contributions you make to the six-month STO into other Investment Options on a monthly basis within six months, and transfer all contributions to the twelve-month STO on a monthly or quarterly basis within one year of contribution. Transfers are automatically made in approximately equal installments (including interest earned) of at least $1,000 each. If you don't have enough money in the STO to transfer to each Option specified, a final transfer will be made on a pro rata basis and your enrollment in the program will end. Any remaining accrued interest and any money still in the STO at the end of the period during which transfers are scheduled to be made will be transferred at the end of that period on a pro rata basis to the Options you chose for this program. There is no charge for transfers under this program, and these transfers won't count towards the twelve free transfers you may make in a contract year.

We'll hold new contributions to a Select Ten Plus Division in the STO until the next available Investment Date. You may ask us to transfer approximately equal quarterly installments of at least $1,000 each over the next year from the STO to each of the four Select Ten Plus Divisions. We can hold new contributions received less than five Business Days before any Investment Date in the STO until the next Investment Date. See Part II for important information on the Divisions.

To enroll under our systematic transfer program, send the appropriate form to our Administrative Office. We can end the systematic transfer program in whole or in part, or restrict contributions to the program. This program may not be available in some states.

CUSTOMIZED ASSET REBALANCING

Customized asset rebalancing allows you to choose a diversified investment mix among our Variable Account Options that is appropriate for your goals and risk tolerance. You may wish to consult with your financial adviser when establishing your investment portfolio. Because some of your Variable Account Options may grow faster than others, your asset allocation may shift from your preferred mix. Asset rebalancing periodically resets your Variable Account Options to your original allocations, ensuring that your asset mix stays in line with your investment strategy.

Our customized asset rebalancing program allows you to determine how often the rebalancing occurs. You can choose to rebalance monthly, quarterly, semi-annually or annually. The value in the Variable Account Options will be automatically rebalanced by transfers among the Variable Account Options, and you will receive a confirmation notice after each rebalancing. Transfers will occur only to and from those Variable Account Options where you are making contributions. We won't charge a transfer charge to transfers under our customized asset rebalancing program, and these transfers won't count towards the twelve free transfers you may make in a contract year.

Fixed Accounts and the Select Ten Plus Divisions aren't included in the customized asset rebalancing program.

To enroll in our customized asset rebalancing program, send the appropriate form to our Administrative Office. You should be aware that other allocation programs, such as dollar cost averaging, and transfers and withdrawals that you make, may not work with the customized asset rebalancing program. You should, therefore, monitor your use of other programs, transfers, and withdrawals while the customized asset rebalancing program is in effect. You may end your participation in the program upon one day's prior written notice, and we may end or change the customized asset rebalancing program at any time.

SYSTEMATIC CONTRIBUTIONS

We offer a program for systematic contributions that allows you to pre-authorize monthly, quarterly, or semi-annual withdrawals from your checking account to make your contributions. To enroll in this program, send the appropriate form to our Administrative Office. You or we may end your participation in the program with 30 days' prior written notice. We may end your participation if your bank declines to make any payment. The minimum amount for systematic contributions is $100 per month. The Select Ten Plus Divisions aren't eligible for Systematic Contributions.

LEGAL PROCEEDINGS

Integrity is a party to litigation and arbitration proceedings in the ordinary course of its business. None of these matters is expected to have a material adverse effect on Integrity.

SECTION 10 - PRIOR CONTRACTS


FOR CONTRACTS ISSUED PRIOR TO MAY 1, 2003

For contracts issued prior to May 1, 2003 the Touchstone International Equity Fund is available as an investment option. However, effective May 1, 2003 it is closed to new contributions.


DEATH BENEFIT INFORMATION FOR CONTRACTS ISSUED BEFORE JANUARY 1, 1997

This section shows the Death Benefit information for contracts issued before January 1, 1997. It may be different from other provisions in this prospectus. For contracts issued before 1997, the following provisions apply:

For contracts issued before January 1, 1995, the amount of the death benefit is the greatest of:

     -    your Adjusted Account Value
     - the Account Value at the beginning of the seventh contract year, plus subsequent contributions and minus subsequent withdrawals
     -    your total contributions less the sum of withdrawals
     - for Annuitants younger than 70 years old on the birthday nearest the date on which their contract was issued, an enhanced minimum death benefit, explained below.

For contracts issued during 1995, the amount of the death benefit is the greatest of:

     -    your Adjusted Account Value
     - the highest Account Value at the beginning of any contract year, plus subsequent contributions and minus subsequent withdrawals
     -    your total contributions less the sum of withdrawals

For contracts issued during 1996, the amount of the death benefit is the greatest of:
     -    your Account Value
     - the highest Account Value at the beginning of any contract year, plus subsequent contributions and minus subsequent withdrawals
     -    your total contributions less the sum of withdrawals

"Subsequent withdrawals" for purposes of calculation of a death benefit reflect any market value adjustments that apply to those withdrawals and reduce the death benefit on a pro rata basis.

The enhanced minimum death benefit is the same as the guaranteed death benefit, except that the guaranteed death benefit may not exceed the maximum guaranteed death benefit. The guaranteed death benefit on your Participation Date is your initial contribution. After that, every month we recalculate that portion of your guaranteed death benefit allocated to the Separate Account by adding interest at an annual rate of 7% until the contract anniversary nearest your 70th birthday, subject to the maximum. We subtract from that the sum of any withdrawals or transfers from the Separate Account during the month and a pro rata amount of the interest accumulated that applies to the withdrawn or transferred amount. Therefore, your guaranteed death benefit at any time, subject to the maximum, is the sum of (1) your Guarantee Period Values, and (2) your Separate Account contributions, including the amount of interest calculated on your Separate Account values for purposes of determining the guaranteed death benefit, less any withdrawals or transfers and less the interest calculated on a pro rata basis on those withdrawals or transfers. Your maximum guaranteed death benefit is determined by totaling your contributions during your first five participation years, subtracting all withdrawals, taking into consideration any market value adjustments made under the contract, multiplying the result by two, and then adding that to your total contributions made after the first five participation years.




REDUCTION IN CHARGES FOR CONTRACTS ISSUED BETWEEN JANUARY 1, 1995 AND FEBRUARY 1, 1997

If your contract was issued on or after January 1, 1995, but before February 1, 1997, the effective annual rate of mortality, expense and administrative charges will reduce to 1.10% after your contract has been in effect for six years.

CONTINGENT WITHDRAWAL CHARGE FOR CONTRACTS ISSUED BEFORE FEBRUARY 15, 1997

For contracts issued before February 15, 1997 (2/27/97 in Washington, 5/30/97 in Pennsylvania, 7/7/97 in Maryland, 10/16/97 in Oregon) the following rules apply even if they are different from other provisions in this prospectus:

There is a withdrawal charge of up to 7% on all contributions withdrawn. As shown below, this charge varies, depending upon the "age" of the contributions included in the withdrawal, that is, how long ago you made your contributions. The maximum percentage of 7% would apply if the entire amount of the withdrawal consisted of contributions made during your current contract year. No withdrawal charge applies when you withdraw contributions made earlier than your fifth prior contribution year. For purposes of calculating the withdrawal charge, (1) the oldest contributions will be treated as the first withdrawn and more recent contributions next, and (2) partial withdrawals up to the free withdrawal amount won't be considered a withdrawal of any contributions. For partial withdrawals, the total amount deducted from your Account Value will include the withdrawal amount requested, any applicable Market Value Adjustment and any applicable withdrawal charge, so that the net amount you receive will be the amount requested.

No charge will be applied to your partial withdrawals that don't exceed the free withdrawal amount in any contract year. On any Business Day, the free withdrawal amount is the greater of (i) 10% of your Account Value and (ii) any investment gain during the prior contract year, less withdrawals during the current contract year. Investment gain is calculated as the increase in the Account Value during the prior contract year, minus contributions during that year, plus withdrawals made during that year. We'll deduct contingent withdrawal charges for any partial withdrawal amount that is over the free withdrawal amount. The contingent withdrawal charge is a sales charge to help pay our costs of selling and promoting the contract. We don't expect revenues from contingent withdrawal charges to cover all of those costs. Any shortfall will be made up from our General Account assets, which may include profits from other charges under the contract.

            CONTRIBUTION YEAR IN WHICH         CHARGE AS A % OF THE
          WITHDRAWN CONTRIBUTION WAS MADE     CONTRIBUTION WITHDRAWN
          -------------------------------     ----------------------
               Current                                   7%
               First Prior                               6
               Second Prior                              5
               Third Prior                               4
               Fourth Prior                              3
               Fifth Prior                               2
               Sixth Prior and Earlier                   0

We won't deduct a contingent withdrawal charge if the Annuitant uses the withdrawal to buy from us either an immediate annuity benefit with life contingencies or an immediate annuity without life contingencies with a restricted prepayment option that provides for level payments over five or more years. Similarly, we won't deduct a charge if the Annuitant dies and the withdrawal is made by the Annuitant's beneficiary. See "Death Benefits and Similar Benefit Distributions" in Part 5.

The minimum withdrawal permitted is $300.

RETIREMENT DATE

For contracts issued before January 1, 1997, the Retirement Date will be the date you specify, but no later than your 85th birthday or the 10th Contract Anniversary, whichever is later.

CONTRACTS ISSUED TO OREGON RESIDENTS

If you are a resident of Oregon and your Contract was issued before October 16, 1997 (Contract Form No. 11960CNQ-I-OR), additional contributions into Investment Options are accepted, including the 10-Year GRO Account, and the prospectus provisions relating to these items apply.

HARDSHIP WAIVERS

Hardship Waivers aren't available for contracts issued prior to February 15, 1997. Hardship waivers are available in most states for contracts issued on or after that date, but certain states approved the availability of hardship waivers after February 15, 1997. Please check your contract if you are uncertain about the applicability of this section to your contract.

LIMITATION ON NUMBER OF INVESTMENT OPTIONS FOR CONTACTS ISSUED BEFORE JULY 17, 2000

For most contracts issued prior to July 17, 2000, contractholders may not allocate to more than nine Investment Options. In determining the nine Investment Options, each of your GRO Accounts counts as one Investment Option.

TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES FOR CONTRACTS ISSUED BEFORE JULY 16, 2001

For contracts before July 16, 2001, and for contracts issued in certain states after that date, Total Separate Account Annual Expenses are 1.35%. Please check your contract if you are uncertain about the applicability of this section to your contract.

DEATH BENEFIT INFORMATION FOR CONTRACTS ISSUED AFTER JANUARY 1, 1997 & BEFORE JULY 16, 2001

For contracts issued after January 1, 1997 and before July 16, 2001, the following rules apply in most states even if they are different from other provisions in this prospectus. Please check your contract if you are uncertain about the applicability of this section to your contract.

We'll pay a death benefit to the Annuitant's surviving beneficiary (or beneficiaries, in equal shares) if the annuitant dies before annuity payments have started. If the Annuitant dies at or over age 90 (or after the contract's 10th anniversary date, if later), the death benefit is the Account Value at the end of the Business Day when we receive proof of death. Similarly, if the contract was issued on or after the Annuitant's 86th birthday, the death benefit is the Account Value at the end of the Business Day when we receive proof of death.

For contracts issued before the annuitant's 86th birthday, if the Annuitant dies before age 90 (or the contract's 10th anniversary date, if later) and before annuity payments have started, the death benefit is the highest of:

     (a)  your highest Account Value on any contract anniversary (before age
          81), plus subsequent contributions and minus subsequent withdrawals (after being adjusted for associated charges and adjustments);
     (b) total contributions, minus subsequent withdrawals (after being adjusted for associated charges and adjustments); or
     (c)  your current Account Value.

The reductions in death benefit described in (a) and (b) above for subsequent withdrawals will be calculated on a pro rata basis with respect to Account Value at the time of withdrawal. We'll also adjust the death benefit for any applicable Market Value Adjustments and/or charges.




FREE WITHDRAWALS FOR CONTACTS ISSUED BEFORE JULY 16, 2001

For contracts issued prior to July 16, 2001 in most states, you may withdraw up to 10% of your Account Value each contract year with no withdrawal charges. After the first 10% within a contract year, there will be a charge for any withdrawals you make, based upon the length of time your money has been in your account.

SIX MONTH SYSTEMATIC TRANSFER PROGRAM FOR CONTACTS ISSUED BEFORE JULY 16, 2001

The six month option in the Systematic Transfer Program is not available for contracts issued prior to July 16, 2001.

JANUS ASPEN MONEY MARKET PORTFOLIO AVAILABLE FOR CONTACTS ISSUED BEFORE JULY 16, 2001

The Janus Aspen Money Market Portfolio is available for all contracts issued prior to July 16, 2001. The Fidelity VIP Money Market Portfolio is not available for contracts issued prior to July 16, 2001.

NEW SHARE CLASSES ADDED EFFECTIVE JULY 16, 2001

New share classes that charge distribution fees pursuant to Rule 12b-1 were added to certain Portfolios effective July 16, 2001.

These fees will not be charged to contracts issued prior to July 16, 2001.

CONTRACTS ISSUED BEFORE MAY 1, 2002

As of May 1, 2002 Deutsche Asset Management VIT Funds has changed its name to the Scudder VIT Funds and the Morgan Stanley UIF Portfolios has changed its name to the Van Kampen Portfolios.




NEW INVESTMENT OPTIONS FOR CONTRACTS ISSUED BEFORE DECEMBER 31, 2002

All of the Franklin Templeton Portfolios, the Putnam VT George Putnam Fund, New Opportunities Fund and Voyager Fund as well as the Van Kampen LIT Comstock and Emerging Growth and the Van Kampen UIF Emerging Markets Equity are being made available as investment options in annuity policies issued before December 31, 2002. Please consult the fees, expenses and objectives located in Parts 1 and 3 of this prospectus.

PART II

              THE SELECT TEN PLUS DIVISIONS OF SEPARATE ACCOUNT TEN

SECTION 1 - INVESTMENT OBJECTIVE, STRATEGY AND RISK FACTORS

THE DIVISIONS

Separate Account Ten is currently divided into four Divisions: March, June, September and December. Each Division is a non-diversified investment company that invests directly in securities. We can't guarantee that any Division will meet its investment goals. Separate Account Ten may also offer other securities that aren't available under the contract offered by this prospectus.

INVESTMENT OBJECTIVE

The Divisions seek total return by investing in shares of the ten highest dividend yielding common stocks in the Dow Jones Industrial Average (DJIA) in equal weights and holding them for twelve months. The dividend yield for each stock is calculated by annualizing the last quarterly or semi-annual ordinary dividend distributed on that stock and dividing the result by the market value of that stock at the close of the New York Stock Exchange (NYSE) on the business day before the investment date. This yield is historical and we can't guarantee that any dividends will be declared or paid in the future on the stocks in the Divisions. The term "equal weights" means that if you invested $100 in a Division, the Division would buy $10 of each of the ten highest yielding stocks.

The selection process is a straightforward, objective, mathematical application that ignores any subjective factors concerning an issuer in the DJIA, an industry or the economy generally. The application of the selection process may cause a Division to own a stock that the sub-adviser doesn't recommend for purchase. In fact, the sub-adviser may have sell recommendations on a number of the stocks at the time the stocks are selected for inclusion in a Division's portfolio.

There are various theories to explain why a common stock is among the ten highest yielding stocks in the DJIA at any given time:

     (1) the issuer may be in financial difficulty or out of favor in the market because of weak earnings, performance or forecasts, or negative publicity;

     (2) there may be uncertainties because of pending or threatened litigation or pending or proposed legislation or government regulation;

     (3) the stock may be a cyclical stock reacting to national and international economic developments; or

     (4) the market may be anticipating a reduction in or the elimination of the issuer's dividend.

While these factors may affect only a part of an issuer's overall business, the publicity may be strong enough to outweigh otherwise solid business performance. In addition, companies in certain industries have historically paid relatively high dividends.

INVESTMENT STRATEGY

The Divisions seek total return by buying the ten highest yielding stocks in the DJIA in equal weights and holding them for approximately twelve months. Each new Division begins on the last Business Day of each calendar quarter. At the end of each Division's twelve-month period, its portfolio is restructured to hold the current ten highest yielding stocks in the DJIA. Separate Account Ten's four Divisions, operating at the same time, may each have different investment portfolios for its own twelve-month period.

New contributions and transfers to a Division are invested on only one day each year, the INVESTMENT DATE, as follows:

                DIVISION                            INVESTMENT DATE
                --------                            ---------------
     Select Ten Plus Division - March         last Business Day of March

     Select Ten Plus Division - June          last Business Day of June

     Select Ten Plus Division - September     last Business Day of September

     Select Ten Plus Division - December      last Business Day of December

The weights of the individual stock positions won't be rebalanced during the year, and additional contributions or transfers won't be accepted during any Division's twelve-month holding period. Instead, additional contributions or transfers are invested on the next Investment Date.

On the day we receive a dividend from a stock in a Division's investment portfolio, we'll reinvest it in the form of additional shares of the stock that paid the dividend. We can't guarantee that the dividend rates on the selected stocks will be maintained. Reduction or elimination of a dividend could adversely affect the stock price.

The "highest yielding stocks" are determined by calculating the yield for each stock by annualizing the last ordinary quarterly or semi-annual dividend distributed on that stock and dividing the result by the market value of the stock at the close of the NYSE on the Business Day before the Investment Date.

The investment strategy is based on three time-tested investment principles:

     (1)  time in the market is more important than timing the market;

     (2)  the stocks to buy are the ones everyone else is selling; and

     (3)  dividends can be an important part of total return.

Investment in a number of companies with high dividends relative to their stock prices is designed to increase a Division's potential for higher returns. Investing in these stocks of the DJIA may be effective as well as conservative because regular dividends are common for established companies and have accounted for a substantial portion of the total return on stocks of the DJIA as a group. Each Division's return will consist of a combination of capital appreciation and current dividend income.

Transfers from any other Investment Option into one of the Divisions will be effective at a price determined as of the day preceding the next available Investment Date. We reserve the right not to accept transfer instructions received less than two business days before any Investment Date. See Part I,
Section 5, "Transfers."

THE DOW JONES INDUSTRIAL AVERAGE


The DJIA consists of 30 common stocks chosen by the editors of THE WALL STREET JOURNAL as representative of the NYSE and of American industry. The companies are highly capitalized in their industries and their stocks are widely followed and held by individual and institutional investors. The companies marked below with an asterisk are the ten highest yielding stocks in the DJIA as of the market close on Monday, December 31, 2002. The ten highest yielding stocks in the DJIA are commonly known as the "Dogs of the Dow":

AT&T*                               Honeywell*
Aluminum Co. of America*            IBM
American Express                    Intel
Boeing                              International Paper
Caterpillar                         Johnson & Johnson
Citigroup                           J.P. Morgan Chase*
Coca-Cola                           McDonald's
Disney                              Merck
DuPont*                             Microsoft
Eastman Kodak*                      Minnesota Mining & Manufacturing
Exxon Mobil*                        Altria Group*
General Electric*                   Proctor & Gamble
General Motors*                     SBC Communications*
Hewlett-Packard                     United Technologies
Home Depot                          Wal-Mart


The designations "Dow Jones(R)," "Dow Jones Industrial Average(SM)" and "DJIA(SM)" are the property of Dow Jones & Company, Inc. (DOW JONES). Dow Jones isn't affiliated with the Divisions, hasn't participated in any way in the creation of the Divisions or in the selection of stocks included in the Divisions and hasn't reviewed or approved any information included in this prospectus. The Divisions aren't sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones has no relationship at all with the Divisions. Dow Jones isn't responsible for and doesn't participate in determining the timing, price, or quantity of the Divisions' shares to be issued or redeemed. Dow Jones doesn't have any obligation or liability in connection with the administration or marketing of the Divisions.




RISK FACTORS

RISKS IN GENERAL

An investment in a Division results in certain risks common to all stock investments. Stocks fluctuate in price for a variety of reasons. For example, the value of your investment will decline if the financial condition of the issuers of the stocks becomes impaired or if the general condition of the stock market worsens. Common stocks in general may be especially susceptible to general stock market movements and to increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors, including government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. In addition, holders of common stocks generally are behind creditors and holders of preferred stock for payments in the event of the bankruptcy of a stock issuer. Common stocks aren't backed by an obligation of the issuer and therefore don't offer any assurance of income or provide the degree of protection of capital provided by debt securities.

STRATEGY SPECIFIC RISKS

Each Division is non-diversified and invests a larger portion of its assets in the securities of fewer issuers than diversified investment companies. As a result, an investment in a Division may be subject to greater fluctuation in value than an investment in a diversified investment company. In addition, a Division may be concentrated in issuers primarily engaged in a particular industry. Concentration may involve additional risk because of the decreased diversification of economic, financial, and market risks. In addition, increased regulation, particularly with respect to the environment or with respect to the petroleum or tobacco industry, may have a negative impact on certain companies represented in a Division's portfolio.

SECTION 2 - PERFORMANCE INFORMATION

The performance of the investment strategy for the Divisions relative to other investment strategies can be shown using historical data. The returns shown in the following tables reflect the historical performance of a hypothetical investment in the ten highest yielding stocks in the DJIA and the performance of the DJIA, and not the performance of any Division. They don't guarantee future performance or predict any Division's returns. Stock prices (which will fluctuate in value) and dividends (which may be increased, reduced or eliminated) can affect the returns. The strategy has underperformed the DJIA in certain years. Accordingly, we can't guarantee that any Division will outperform the DJIA over the life of the Division.

An investor in a Division might not receive as high a total return on an investment in the Divisions that the hypothetical returns are based on because
(1) the total return figures shown don't reflect Division expenses or brokerage commissions and (2) the Divisions are established at different times of the year. If these charges were reflected in the hypothetical returns, the returns would be lower than those shown here.

              PERFORMANCE HISTORY OF THE DOGS OF THE DOW STRATEGY -
                    COMPARISON OF HISTORICAL TOTAL RETURN(1)


                       TEN HIGHEST DIVIDEND
      YEAR              YIELDING STOCKS(2)              DJIA
      ----             --------------------             ----
      1973                    3.9%                     (13.1)%
      1974                   (1.3)%                    (23.1)%
      1975                   55.9%                      44.4%
      1976                   34.8%                      22.7%
      1977                    0.9%                     (12.7)%
      1978                   (0.1)%                      2.7%
      1979                   12.4%                      10.5%
      1980                   27.2%                      21.5%
      1981                    5.0%                      (3.4)%
      1982                   23.6%                      25.8%
      1983                   38.7%                      25.7%
      1984                    7.6%                       1.1%
      1985                   29.5%                      32.8%
      1986                   32.1%                      26.9%
      1987                    6.1%                       6.0%
      1988                   22.9%                      16.0%
      1989                   26.5%                      31.7%
      1990                   (7.6)%                     (0.4)%
      1991                   39.3%                      23.9%
      1992                    7.9%                       7.4%
      1993                   27.3%                      16.8%
      1994                    4.1%                       4.9%
      1995                   36.7%                      36.4%
      1996                   27.9%                      28.9%
      1997                   21.9%                      24.9%
      1998                   10.7%                      18.1%
      1999                    4.0%                      27.2%
      2000                    6.4%                      (4.7)%
      2001                   (4.9%)                    (5.45)
      2002                   (8.9%)                    (14.9%)
      Cumulative            6,966%                     2,345%



(1) Total return is the sum of (1) the percentage change in market value of each group of stocks between the first and last trading days of a period and (2) the total dividends paid on each group of stocks during the period, divided by the opening market value of each group of stocks as of the first trading day of a period. Total return doesn't take into consideration any expenses or commissions. Over the course of the years listed above, the ten highest dividend yielding stocks in the DJIA achieved an average annual total return of 15.3%. Over this period, the strategy achieved a greater average annual total return than that of the DJIA, which was 11.3%. Although each Division seeks to achieve a better performance than the DJIA as a whole, we can't guarantee that a Division will achieve a better performance. Performance may also be compared to the performance of the S&P 500 Composite Price Stock Index or performance data from publications such as Morningstar Publications, Inc. Source for years 1973-1997: BEATING THE DOW, by Michael O'Higgins with John Downes, published by Harper Perennial, 1992, and "Beating the Dow," edited by John Downes, published by the Hirsch Organization. Used with permission of the authors. Source for 1998-2002: www.dogsofthedow.com.


(2) The ten highest dividend yielding stocks in the DJIA for any given year were selected by ranking the dividend yields for each of the stocks in the index at the beginning of that year, based upon an annualization of the last quarterly or semi-annual regular dividend distribution (which would have been declared in the preceding year), divided by that stock's market value on the first trading day on the NYSE in that year.

              PERFORMANCE HISTORY OF THE DOGS OF THE DOW STRATEGY -
                         $10,000 HYPOTHETICAL INVESTMENT


                 TEN HIGHEST DIVIDEND
      YEAR       YIELDING DJIA STOCKS         DJIA INDEX
      ----       --------------------         ----------
      1973            $ 10,390                 $  8,690
      1974              10,255                    6,683
      1975              15,987                    9,650
      1976              21,551                   11,840
      1977              21,745                   10,336
      1978              21,723                   10,616
      1979              24,417                   11,730
      1980              31,058                   14,252
      1981              32,611                   13,768
      1982              40,308                   17,320
      1983              55,907                   21,771
      1984              60,155                   22,010
      1985              77,901                   29,230
      1986             102,908                   37,092
      1987             109,185                   39,318
      1988             134,188                   45,609
      1989             169,748                   60,067
      1990             156,848                   59,827
      1991             218,489                   74,125
      1992             235,749                   79,610
      1993             300,109                   92,985
      1994             312,413                   97,541
      1995             427,069                  133,046
      1996             546,221                  171,496
      1997             665,843                  214,199
      1998             737,136                  252,971
      1999             766,572                  319,152
      2000             815,633                  303,673
      2001             775,667                  287,275
      2002             706,632                  244,471



The table above represents a hypothetical investment of $10,000 in the DJIA and the ten highest dividend yielding DJIA stocks from January 1, 1973 through December 31, 2002. The table assumes that all dividends and distributions during a year are reinvested at the end of that year. The table doesn't reflect expenses or commissions. The value of the ten highest dividend-yielding DJIA stocks would have been $443,352 if the following fees and expenses had been charged: (1) insurance charges of 1.20%, (2) management fees of .50%, (3) administrative fees of .15%, and (4) other expenses of .35%.


Investors shouldn't rely on performance information as an indication of the past or future performance of the Divisions. We can't guarantee that any of the Divisions will outperform the DJIA.

Performance data for the Divisions, including the yield and total return of the Divisions, may appear in advertisements or sales literature. See "Performance Information" in Part I, Section 8 for a discussion of how performance is calculated.

SECTION 3 - CONTRACTHOLDER INFORMATION

PRICING OF UNITS

The net asset value of the Units of each Division is determined on each day the NYSE is open for trading. The net assets are valued based on market quotations as of the close of business of the NYSE, which is currently 4:00 p.m., Eastern Time. Each Division's Unit Value is calculated separately by dividing the value of the securities held by the Division plus any cash or other assets, less liabilities, by the number of outstanding Units of the Division.

Amounts contributed and transferred to the Divisions are invested on only four days each year, the INVESTMENT DATE for each of the four Divisions. Because of this, purchase orders are priced at the net asset value that is next computed at the end of the Business Day preceding the next available Investment Date after receipt of your order. Redemption orders and transfers out of the Divisions are priced at the net asset value next computed after receipt of your order. See
Part II, Section 2 - "Investment Strategy."

DIVIDENDS AND DISTRIBUTIONS

Dividends from stocks in each Division's portfolio will be reinvested on the day the dividend is received in additional shares of the stock that paid the dividend.

SECTION 4 - MANAGEMENT

THE INVESTMENT ADVISER

Touchstone Advisors Inc. serves as the investment adviser to the Select Ten Plus Divisions. Touchstone Advisors is part of The Western-Southern Enterprise, which is a family of companies that provides life insurance, annuities, mutual funds, asset management and other related financial services to millions of consumers nationwide. As of December 31, 2000, The Western-Southern Enterprise owned or managed assets of approximately $25.5 billion and Touchstone Advisors managed assets of approximately $605 million. Touchstone Advisors is located at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202.

Touchstone Advisors has overall responsibility for administering all operations of the Divisions and for monitoring and evaluating the management of the assets of the Divisions by the sub-adviser. Specifically, Touchstone Advisors:

     - provides the overall business management and administrative services necessary for each Division's operation;

     - furnishes or procures on behalf of the Division the services and information necessary to the proper conduct of the Divisions' business;

     - acts as liaison among the various service providers to the Divisions, including the custodian, portfolio accounting personnel, sub-adviser, counsel, and auditors;

     - is responsible for ensuring that the Divisions operate in compliance with applicable legal requirements and for monitoring the sub-adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Divisions; and

     - is responsible for monitoring and evaluating the sub-adviser on a periodic basis and considering its performance record with respect to the investment objective and policies of the Divisions.

Touchstone Advisors is authorized to exercise full investment discretion and make all determinations with respect to the investment of each Division's assets and the purchase and sale of securities for the Divisions in the event that at any time a sub-adviser isn't engaged to manage the assets of the Divisions.

For providing investment management services to the Divisions, Touchstone Advisors receives a monthly fee based on an annual rate of .50% of each Division's average daily net assets. Touchstone Advisors will then pay an advisory fee to the subadviser. Touchstone Advisors has guaranteed it or an affiliate would pay National Asset Management a minimum annual sub-advisory fee of $50,000.

Touchstone Advisors has agreed to reimburse each Division for operating expenses (excluding management fees) above an annual rate of .35% of the Division's average net assets. Touchstone Advisors can change or terminate its expense reimbursement policy for the Divisions, but doesn't currently intend to do so.

THE SUB-ADVISER

National Asset serves as the sub-adviser to the Divisions and in that capacity provides investment advisory services, including security selection. National Asset makes all determinations with respect to the investment of each Division's assets and the purchase and sale of securities and other investments under the Divisions' investment objectives and policies.

APPENDIX A

FINANCIAL INFORMATION FOR THE SEPARATE ACCOUNTS


The table below shows the Unit Value for certain Variable Account Options at inception, the number of Units outstanding at December 31 of each year since inception, and the Unit Value at the beginning and end of each period for contracts issued after July 16, 2001. No Unit values are included for the Franklin Templeton, Putnam VT George Putnam of Boston Fund, Putnam VT New Opportunities Fund or Putnam VT Voyager because as of December 31, 2002 they had not yet begun Separate Account I operations in.



                                                       2002        2001        2000        1999        1998        1997
                                                       ----        ----        ----        ----        ----        ----
FIDELITY VIP CONTRAFUND
Unit value at beginning of period                    $    9.71           -           -           -           -           -
Unit value at end of period                          $    8.65   $    9.71
Number of units outstanding at end of period           181,656      48,780

FIDELITY VIP EQUITY-INCOME
Unit value at beginning of period                    $    9.64           -           -           -           -           -
Unit value at end of period                          $    7.87   $    9.64
Number of units outstanding at end of period           347,235      89,239

FIDELITY VIP GROWTH
Unit value at beginning of period                    $    9.42           -           -           -           -           -
Unit value at end of period                          $    6.47   $    9.42
Number of units outstanding at end of period           121,212      40,739

FIDELITY VIP GROWTH & INCOME
Unit value at beginning of period                    $    9.90           -           -           -           -           -
Unit value at end of period                          $    8.11   $    9.90
Number of units outstanding at end of period           113,847      26,772

FIDELITY VIP GROWTH OPPORTUNITIES
Unit value at beginning of period                    $    9.58           -           -           -           -           -
Unit value at end of period                          $    7.36   $    9.58
Number of units outstanding at end of period            10,430       4,696

                                                       1996        1995        1994        1993      INCEPTION
                                                       ----        ----        ----        ----      ---------
FIDELITY VIP CONTRAFUND
Unit value at beginning of period                            -           -           -           -   $   10.00
Unit value at end of period
Number of units outstanding at end of period

FIDELITY VIP EQUITY-INCOME
Unit value at beginning of period                            -           -           -           -   $   10.00
Unit value at end of period
Number of units outstanding at end of period

FIDELITY VIP GROWTH
Unit value at beginning of period                            -           -           -           -   $   10.00
Unit value at end of period
Number of units outstanding at end of period

FIDELITY VIP GROWTH & INCOME
Unit value at beginning of period                            -           -           -           -   $   10.00
Unit value at end of period
Number of units outstanding at end of period

FIDELITY VIP GROWTH OPPORTUNITIES
Unit value at beginning of period                            -           -           -           -   $   10.00
Unit value at end of period
Number of units outstanding at end of period

                                                       2002        2001        2000        1999        1998        1997
                                                       ----        ----        ----        ----        ----        ----
FIDELITY VIP MID-CAP
Unit value at beginning of period                    $   10.23           -           -           -           -           -
Unit value at end of period                          $    9.07   $   10.23
Number of units outstanding at end of period           209,207      39,530

FIDELITY VIP MONEY MARKET
Unit value at beginning of period                    $   10.05           -           -           -           -           -
Unit value at end of period                          $   10.05   $   10.05
Number of units outstanding at end of period           355,757     222,525

JANUS ASPEN SERIES AGGRESSIVE GROWTH
PORTFOLIO
Unit value at beginning of period                    $    8.75           -           -           -           -           -
Unit value at end of period                          $    6.20   $    8.75
Number of units outstanding at end of period             6,840       2,400

JANUS ASPEN SERIES BALANCED PORTFOLIO
Unit value at beginning of period                    $    9.89           -           -           -           -           -
Unit value at end of period                          $    9.10   $    9.89
Number of units outstanding at end of period           163,589      46,750

JANUS ASPEN SERIES CAPITAL APPRECIATION
PORTFOLIO
Unit value at beginning of period                    $    9.46           -           -           -           -           -
Unit value at end of period                          $    7.84   $    9.46
Number of units outstanding at end of period            42,368      15,143

JANUS ASPEN SERIES CORE EQUITY PORTFOLIO
Unit value at beginning of period                    $    9.63           -           -           -           -           -
Unit value at end of period                          $    7.74   $    9.63
Number of units outstanding at end of period             5,491       2,429

                                                       1996        1995        1994        1993      INCEPTION
                                                       ----        ----        ----        ----      ---------
FIDELITY VIP MID-CAP
Unit value at beginning of period                            -           -           -           -   $   10.00
Unit value at end of period
Number of units outstanding at end of period

FIDELITY VIP MONEY MARKET
Unit value at beginning of period                            -           -           -           -   $   10.00
Unit value at end of period
Number of units outstanding at end of period

JANUS ASPEN SERIES AGGRESSIVE GROWTH
PORTFOLIO
Unit value at beginning of period                            -           -           -           -   $   10.00
Unit value at end of period
Number of units outstanding at end of period

JANUS ASPEN SERIES BALANCED PORTFOLIO
Unit value at beginning of period                            -           -           -           -   $   10.00
Unit value at end of period
Number of units outstanding at end of period

JANUS ASPEN SERIES CAPITAL APPRECIATION
PORTFOLIO
Unit value at beginning of period                            -           -           -           -   $   10.00
Unit value at end of period
Number of units outstanding at end of period

JANUS ASPEN SERIES CORE EQUITY PORTFOLIO
Unit value at beginning of period                            -           -           -           -   $   10.00
Unit value at end of period
Number of units outstanding at end of period

                                                       2002        2001        2000        1999        1998        1997
                                                       ----        ----        ----        ----        ----        ----
JANUS ASPEN SERIES GROWTH PORTFOLIO
Unit value at beginning of period                    $    6.39           -           -           -           -           -
Unit value at end of period                          $    6.54   $    6.39
Number of units outstanding at end of period            35,203     249,380

JANUS ASPEN SERIES INTERNATIONAL GROWTH
PORTFOLIO
Unit value at beginning of period                    $    9.61           -           -           -           -           -
Unit value at end of period                          $    7.03   $    9.61
Number of units outstanding at end of period             2,946       6,052

JANUS ASPEN SERIES STRATEGIC VALUE PORTFOLIO
Unit value at beginning of period                    $    9.47           -           -           -           -           -
Unit value at end of period                          $    7.15   $    9.47
Number of units outstanding at end of period            28,439       2,738

JANUS ASPEN SERIES WORLDWIDE GROWTH PORTFOLIO
Unit value at beginning of period                    $    9.48           -           -           -           -           -
Unit value at end of period                          $    6.94   $    9.48
Number of units outstanding at end of period            55,445      52,926

J.P. MORGAN BOND PORTFOLIO
Unit value at beginning of period                    $   10.21           -           -           -           -           -
Unit value at end of period                          $   10.95   $   10.21
Number of units outstanding at end of period           369,113      83,068

                                                       1996        1995        1994        1993      INCEPTION
                                                       ----        ----        ----        ----      ---------
JANUS ASPEN SERIES GROWTH PORTFOLIO
Unit value at beginning of period                            -           -           -           -   $   10.00
Unit value at end of period
Number of units outstanding at end of period

JANUS ASPEN SERIES INTERNATIONAL GROWTH
PORTFOLIO
Unit value at beginning of period                            -           -           -           -   $   10.00
Unit value at end of period
Number of units outstanding at end of period

JANUS ASPEN SERIES STRATEGIC VALUE PORTFOLIO
Unit value at beginning of period                            -           -           -           -   $   10.00
Unit value at end of period
Number of units outstanding at end of period

JANUS ASPEN SERIES WORLDWIDE GROWTH PORTFOLIO
Unit value at beginning of period                            -           -           -           -   $   10.00
Unit value at end of period
Number of units outstanding at end of period

J.P. MORGAN BOND PORTFOLIO
Unit value at beginning of period                            -           -           -           -   $   10.00
Unit value at end of period
Number of units outstanding at end of period

                                                       2002        2001        2000        1999        1998        1997
                                                       ----        ----        ----        ----        ----        ----
J.P. MORGAN MID CAP VALUE PORTFOLIO
Unit value at beginning of period                            -           -           -           -           -           -
Unit value at end of period                          $    9.20
Number of units outstanding at end of period             9,225

J.P. MORGAN INTERNATIONAL OPPORTUNITIES
PORTFOLIO
Unit value at beginning of period                    $    9.77           -           -           -           -           -
Unit value at end of period                          $    7.86   $    9.77
Number of units outstanding at end of period             7,503       1,889

LEGENDS FUND BARON SMALL CAP PORTFOLIO
Unit value at beginning of period                    $   10.01           -           -           -           -           -
Unit value at end of period                          $    8.47   $   10.01
Number of units outstanding at end of period            72,718      15,455

LEGENDS FUND GABELLI LARGE CAP VALUE
PORTFOLIO
Unit value at beginning of period                    $    8.79           -           -           -           -           -
Unit value at end of period                          $    6.02   $    8.79
Number of units outstanding at end of period            74,020      17,072

LEGENDS FUND HARRIS BRETALL SULLIVAN & SMITH
EQUITY GROWTH PORTFOLIO
Unit value at beginning of period                    $    9.19           -           -           -           -           -
Unit value at end of period                          $    6.30   $    9.19
Number of units outstanding at end of period            21,232       9,622

                                                       1996        1995        1994        1993      INCEPTION
                                                       ----        ----        ----        ----      ---------
J.P. MORGAN MID CAP VALUE PORTFOLIO
Unit value at beginning of period                            -           -           -           -   $   10.00
Unit value at end of period
Number of units outstanding at end of period

J.P. MORGAN INTERNATIONAL OPPORTUNITIES
PORTFOLIO
Unit value at beginning of period                            -           -           -           -   $   10.00
Unit value at end of period
Number of units outstanding at end of period

LEGENDS FUND BARON SMALL CAP PORTFOLIO
Unit value at beginning of period                            -           -           -           -   $   10.00
Unit value at end of period
Number of units outstanding at end of period

LEGENDS FUND GABELLI LARGE CAP VALUE
PORTFOLIO
Unit value at beginning of period                            -           -           -           -   $   10.00
Unit value at end of period
Number of units outstanding at end of period

LEGENDS FUND HARRIS BRETALL SULLIVAN & SMITH
EQUITY GROWTH PORTFOLIO
Unit value at beginning of period                            -           -           -           -   $   10.00
Unit value at end of period
Number of units outstanding at end of period

                                                       2002        2001        2000        1999        1998        1997
                                                       ----        ----        ----        ----        ----        ----
LEGENDS FUND THIRD AVENUE VALUE PORTFOLIO
Unit value at beginning of period                    $    9.93           -           -           -           -           -
Unit value at end of period                          $    8.08   $    9.93
Number of units outstanding at end of period           311,194      57,286

MFS FUNDS CAPITAL OPPORTUNITIES PORTFOLIO
Unit value at beginning of period                    $    9.02           -           -           -           -           -
Unit value at end of period                          $    6.24   $    9.02
Number of units outstanding at end of period            33,909      15,642

MFS FUNDS EMERGING GROWTH PORTFOLIO
Unit value at beginning of period                    $    9.22           -           -           -           -           -
Unit value at end of period                          $    6.01   $    9.22
Number of units outstanding at end of period            35,555       7,528

MFS FUNDS INVESTORS GROWTH STOCK PORTFOLIO
Unit value at beginning of period                    $    9.44           -           -           -           -           -
Unit value at end of period                          $    6.72   $    9.44
Number of units outstanding at end of period            11,272       5,271

MFS FUNDS INVESTORS TRUST PORTFOLIO
Unit value at beginning of period                    $    8.39           -           -           -           -           -
Unit value at end of period                          $    7.39   $    8.39
Number of units outstanding at end of period            32,301     288,106

MFS FUNDS MID CAP GROWTH PORTFOLIO
Unit value at beginning of period                    $    9.11           -           -           -           -           -
Unit value at end of period                          $    5.08   $    9.11
Number of units outstanding at end of period            75,309      20,309

                                                       1996        1995        1994        1993      INCEPTION
                                                       ----        ----        ----        ----      ---------
LEGENDS FUND THIRD AVENUE VALUE PORTFOLIO
Unit value at beginning of period                            -           -           -           -   $   10.00
Unit value at end of period
Number of units outstanding at end of period

MFS FUNDS CAPITAL OPPORTUNITIES PORTFOLIO
Unit value at beginning of period                            -           -           -           -   $   10.00
Unit value at end of period
Number of units outstanding at end of period

MFS FUNDS EMERGING GROWTH PORTFOLIO
Unit value at beginning of period                            -           -           -           -   $   10.00
Unit value at end of period
Number of units outstanding at end of period

MFS FUNDS INVESTORS GROWTH STOCK PORTFOLIO
Unit value at beginning of period                            -           -           -           -   $   10.00
Unit value at end of period
Number of units outstanding at end of period

MFS FUNDS INVESTORS TRUST PORTFOLIO
Unit value at beginning of period                            -           -           -           -   $   10.00
Unit value at end of period
Number of units outstanding at end of period

MFS FUNDS MID CAP GROWTH PORTFOLIO
Unit value at beginning of period                            -           -           -           -   $   10.00
Unit value at end of period
Number of units outstanding at end of period

                                                       2002        2001        2000        1999        1998        1997
                                                       ----        ----        ----        ----        ----        ----
MFS FUNDS NEW DISCOVERY PORTFOLIO
Unit value at beginning of period                    $   10.06           -           -           -           -           -
Unit value at end of period                          $    6.76   $   10.06
Number of units outstanding at end of period            66,884      17,420

MFS FUNDS RESEARCH PORTFOLIO
Unit value at beginning of period                    $    9.32           -           -           -           -           -
Unit value at end of period                          $    6.92   $    9.32
Number of units outstanding at end of period             5,730       3,095

MFS FUNDS TOTAL RETURN PORTFOLIO
Unit value at beginning of period                    $    9.94           -           -           -           -           -
Unit value at end of period                          $    9.27   $    9.94
Number of units outstanding at end of period           262,139      48,866

PUTNAM VT GROWTH AND INCOME FUND
Unit value at beginning of period                    $    9.53           -           -           -           -           -
Unit value at end of period                          $    7.61   $    9.53
Number of units outstanding at end of period            66,782      20,057

PUTNAM VT INTERNATIONAL GROWTH
Unit value at beginning of period                    $    9.68           -           -           -           -           -
Unit value at end of period                          $    7.85   $    9.68
Number of units outstanding at end of period            58,048       6,480

PUTNAM VT SMALL CAP VALUE FUND
Unit value at beginning of period                    $   10.17           -           -           -           -           -
Unit value at end of period                          $    8.19   $   10.17
Number of units outstanding at end of period           151,888      17,965

                                                       1996        1995        1994        1993      INCEPTION
                                                       ----        ----        ----        ----      ---------
MFS FUNDS NEW DISCOVERY PORTFOLIO
Unit value at beginning of period                            -           -           -           -   $   10.00
Unit value at end of period
Number of units outstanding at end of period

MFS FUNDS RESEARCH PORTFOLIO
Unit value at beginning of period                            -           -           -           -   $   10.00
Unit value at end of period
Number of units outstanding at end of period

MFS FUNDS TOTAL RETURN PORTFOLIO
Unit value at beginning of period                            -           -           -           -   $   10.00
Unit value at end of period
Number of units outstanding at end of period

PUTNAM VT GROWTH AND INCOME FUND
Unit value at beginning of period                            -           -           -           -   $   10.00
Unit value at end of period
Number of units outstanding at end of period

PUTNAM VT INTERNATIONAL GROWTH
Unit value at beginning of period                            -           -           -           -   $   10.00
Unit value at end of period
Number of units outstanding at end of period

PUTNAM VT SMALL CAP VALUE FUND
Unit value at beginning of period                            -           -           -           -   $   10.00
Unit value at end of period
Number of units outstanding at end of period

                                                       2002        2001        2000        1999        1998        1997
                                                       ----        ----        ----        ----        ----        ----
PUTNAM VT VOYAGER FUND II
Unit value at beginning of period                    $    9.03           -           -           -           -           -
Unit value at end of period                          $    6.27   $    9.03
Number of units outstanding at end of period            30,286       4,045

SCUDDER EAFE EQUITY INDEX FUND
Unit value at beginning of period                    $    9.40           -           -           -           -           -
Unit value at end of period                          $    7.26   $    9.40
Number of units outstanding at end of period            17,954       5,261

SCUDDER EQUITY 500 INDEX FUND
Unit value at beginning of period                    $    9.53           -           -           -           -           -
Unit value at end of period                          $    7.30   $    9.53
Number of units outstanding at end of period           197,348      42,322

SCUDDER SMALL CAP INDEX FUND
Unit value at beginning of period                    $   10.05           -           -           -           -           -
Unit value at end of period                          $    7.87   $   10.05
Number of units outstanding at end of period            22,298       2,706

VAN KAMPEN BANDWIDTH & TELECOMMUNICATIONS
Unit value at beginning of period                    $    8.69           -           -           -           -           -
Unit value at end of period                          $    2.08   $    8.69
Number of units outstanding at end of period            21,063       2,907

VAN KAMPEN BIOTECHNOLOGY & PHARMACEUTICAL
Unit value at beginning of period                    $    9.86           -           -           -           -           -
Unit value at end of period                          $    6.44   $    9.86
Number of units outstanding at end of period            26,006       4,445

                                                       1996        1995        1994        1993      INCEPTION
                                                       ----        ----        ----        ----      ---------
PUTNAM VT VOYAGER FUND II
Unit value at beginning of period                            -           -           -           -   $   10.00
Unit value at end of period
Number of units outstanding at end of period

SCUDDER EAFE EQUITY INDEX FUND
Unit value at beginning of period                            -           -           -           -   $   10.00
Unit value at end of period
Number of units outstanding at end of period

SCUDDER EQUITY 500 INDEX FUND
Unit value at beginning of period                            -           -           -           -   $   10.00
Unit value at end of period
Number of units outstanding at end of period

SCUDDER SMALL CAP INDEX FUND
Unit value at beginning of period                            -           -           -           -   $   10.00
Unit value at end of period
Number of units outstanding at end of period

VAN KAMPEN BANDWIDTH & TELECOMMUNICATIONS
Unit value at beginning of period                            -           -           -           -   $   10.00
Unit value at end of period
Number of units outstanding at end of period

VAN KAMPEN BIOTECHNOLOGY & PHARMACEUTICAL
Unit value at beginning of period                            -           -           -           -   $   10.00
Unit value at end of period
Number of units outstanding at end of period

                                                       2002        2001        2000        1999        1998        1997
                                                       ----        ----        ----        ----        ----        ----
VAN KAMPEN EMERGING MARKETS DEBT
Unit value at beginning of period                    $   10.59           -           -           -           -           -
Unit value at end of period                          $   11.40   $   10.59
Number of units outstanding at end of period             8,771       1,019

VAN KAMPEN INTERNET PORTFOLIO
Unit value at beginning of period                    $    6.81           -           -           -           -           -
Unit value at end of period                          $    2.19   $    6.81
Number of units outstanding at end of period             3,148       1,472

VAN KAMPEN MORGAN STANLEY HIGH -TECH35
PORTFOLIO
Unit value at beginning of period                    $    9.35           -           -           -           -           -
Unit value at end of period                          $    5.44   $    9.35
Number of units outstanding at end of period               537          25

VAN KAMPEN MORGAN STANLEY U.S. MULTINATIONAL
PORTFOLIO
Unit value at beginning of period                    $    9.66           -           -           -           -           -
Unit value at end of period                          $    5.61   $    9.66
Number of units outstanding at end of period               662          52

VAN KAMPEN UIF  U.S. REAL ESTATE
Unit value at beginning of period                    $   10.22           -           -           -           -           -
Unit value at end of period                          $   10.00       10.22
Number of units outstanding at end of period            60,601       9,603

TOUCHSTONE SMALL CAP VALUE
Unit value at beginning of period                            -           -           -           -           -           -
Unit value at end of period                          $    7.99
Number of units outstanding at end of period             5,817

                                                       1996        1995        1994        1993      INCEPTION
                                                       ----        ----        ----        ----      ---------
VAN KAMPEN EMERGING MARKETS DEBT
Unit value at beginning of period                            -           -           -           -   $   10.00
Unit value at end of period
Number of units outstanding at end of period

VAN KAMPEN INTERNET PORTFOLIO
Unit value at beginning of period                            -           -           -           -   $   10.00
Unit value at end of period
Number of units outstanding at end of period

VAN KAMPEN MORGAN STANLEY HIGH -TECH35
PORTFOLIO
Unit value at beginning of period                            -           -           -           -   $   10.00
Unit value at end of period
Number of units outstanding at end of period

VAN KAMPEN MORGAN STANLEY U.S. MULTINATIONAL
PORTFOLIO
Unit value at beginning of period                            -           -           -           -   $   10.00
Unit value at end of period
Number of units outstanding at end of period

VAN KAMPEN UIF  U.S. REAL ESTATE
Unit value at beginning of period                            -           -           -           -   $   10.00
Unit value at end of period
Number of units outstanding at end of period

TOUCHSTONE SMALL CAP VALUE
Unit value at beginning of period                            -           -           -           -   $   10.00
Unit value at end of period
Number of units outstanding at end of period

                                                       2002        2001        2000        1999        1998        1997
                                                       ----        ----        ----        ----        ----        ----
TOUCHSTONE EMERGING GROWTH
Unit value at beginning of period                            -           -           -           -           -           -
Unit value at end of period                          $    7.67
Number of units outstanding at end of period               756

TOUCHSTONE HIGH YIELD
Unit value at beginning of period                            -           -           -           -           -           -
Unit value at end of period                          $    9.74
Number of units outstanding at end of period           133,376

TOUCHSTONE VALUE PLUS
Unit value at beginning of period                            -           -           -           -           -           -
Unit value at end of period                          $    7.80
Number of units outstanding at end of period             6,205

TOUCHSTONE ENHANCED 30
Unit value at beginning of period                            -           -           -           -           -           -
Unit value at end of period                          $    8.17
Number of units outstanding at end of period             3,099

TOUCHSTONE BOND
Unit value at beginning of period                            -           -           -           -           -           -
Unit value at end of period                          $   10.47
Number of units outstanding at end of period             6,674

TOUCHSTONE GROWTH/VALUE
Unit value at beginning of period                            -           -           -           -           -           -
Unit value at end of period                          $    7.96
Number of units outstanding at end of period               581

                                                       1996        1995        1994        1993      INCEPTION
                                                       ----        ----        ----        ----      ---------
TOUCHSTONE EMERGING GROWTH
Unit value at beginning of period                            -           -           -           -   $   10.00
Unit value at end of period
Number of units outstanding at end of period

TOUCHSTONE HIGH YIELD
Unit value at beginning of period                            -           -           -           -   $   10.00
Unit value at end of period
Number of units outstanding at end of period

TOUCHSTONE VALUE PLUS
Unit value at beginning of period                            -           -           -           -   $   10.00
Unit value at end of period
Number of units outstanding at end of period

TOUCHSTONE ENHANCED 30
Unit value at beginning of period                            -           -           -           -   $   10.00
Unit value at end of period
Number of units outstanding at end of period

TOUCHSTONE BOND
Unit value at beginning of period                            -           -           -           -   $   10.00
Unit value at end of period
Number of units outstanding at end of period

TOUCHSTONE GROWTH/VALUE
Unit value at beginning of period                            -           -           -           -   $   10.00
Unit value at end of period
Number of units outstanding at end of period

                                                       2002        2001        2000        1999        1998        1997
                                                       ----        ----        ----        ----        ----        ----
TOUCHSTONE LARGE CAP GROWTH
Unit value at beginning of period                            -           -           -           -           -           -
Unit value at end of period                          $    7.79
Number of units outstanding at end of period                 -

TOUCHSTONE MONEY MARKET
Unit value at beginning of period                            -           -           -           -           -           -
Unit value at end of period                          $   10.00
Number of units outstanding at end of period            73,911

TOUCHSTONE INTERNATIONAL EQUITY
Unit value at beginning of period                            -           -           -           -           -           -
Unit value at end of period                          $    7.75
Number of units outstanding at end of period                48

TOUCHSTONE GROWTH & INCOME
Unit value at beginning of period                            -           -           -           -           -           -
Unit value at end of period                          $    8.25
Number of units outstanding at end of period                 -

TOUCHSTONE BALANCED
Unit value at beginning of period                            -           -           -           -           -           -
Unit value at end of period                          $    9.24
Number of units outstanding at end of period             1,332

                                                       1996        1995        1994        1993      INCEPTION
                                                       ----        ----        ----        ----      ---------
TOUCHSTONE LARGE CAP GROWTH
Unit value at beginning of period                            -           -           -           -   $   10.00
Unit value at end of period
Number of units outstanding at end of period

TOUCHSTONE MONEY MARKET
Unit value at beginning of period                            -           -           -           -   $   10.00
Unit value at end of period
Number of units outstanding at end of period

TOUCHSTONE INTERNATIONAL EQUITY
Unit value at beginning of period                            -           -           -           -   $   10.00
Unit value at end of period
Number of units outstanding at end of period

TOUCHSTONE GROWTH & INCOME
Unit value at beginning of period                            -           -           -           -   $   10.00
Unit value at end of period
Number of units outstanding at end of period

TOUCHSTONE BALANCED
Unit value at beginning of period                            -           -           -           -   $   10.00
Unit value at end of period
Number of units outstanding at end of period

The table below shows Unit Values for certain Variable Account Options at inception, the number of units outstanding at December 31 of each year since inception, and the Unit Value at the beginning and end of each period for contracts issued prior to July 16, 2001.


                                                       2002         2001         2000         1999         1998         1997
                                                       ----         ----         ----         ----         ----         ----
THIRD AVENUE VALUE**
Unit value at beginning of period                   $     14.62  $     26.06  $     23.76  $     27.42  $     23.47  $     18.24
Unit value at end of period                         $     24.11  $     14.62  $     26.06  $     23.76  $     27.42  $     23.47
Number of units outstanding at end of period            780,658      597,420      620,186      930,696    1,385,723    1,278,296

HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH
Unit value at beginning of period                   $     19.21  $     27.02  $     35.32  $     26.42  $     19.74  $     14.85
Unit value at end of period                         $     13.17  $     19.21  $     27.02  $     35.32  $     26.42  $     19.74
Number of units outstanding at end of period        $   813,251    1,023,394    1,230,820    1,214,898    1,345,118    1,295,185

GABELLI LARGE CAP VALUE**
Unit value at beginning of period                   $     14.62  $     17.36  $     18.45  $     17.70  $     18.32  $     15.23
Unit value at end of period                         $     10.01  $     14.62  $     17.36  $     18.45  $     17.70  $     18.32
Number of units outstanding at end of period            497,141      597,420      514,402      804,931    1,761,932    2,107,245

BARON SMALL CAP**
Unit value at beginning of period                   $     17.97  $     17.09  $     17.10  $     17.80  $     18.15  $     14.71
Unit value at end of period                         $     15.93  $     17.97  $     17.09  $     17.10  $     17.80  $     18.15
Number of units outstanding at end of period            236,032      243,483      206,561      332,006      581,283      592,060

FIDELITY VIP EQUITY-INCOME
Unit value at beginning of period                   $     11.66  $     12.43  $     11.62  $     11.08  $     10.06
Unit value at end of period                         $      9.55  $     11.66  $     12.43  $     11.62  $     11.08  $     10.06
Number of units outstanding at end of period          1,422,524    1,532,888    1,303,950    1,571,231    1,206,214      155,520

FIDELITY VIP CONTRAFUND
Unit value at beginning of period                   $     12.19  $     14.08  $     15.29  $     12.47  $      9.73
Unit value at end of period                         $     10.90  $     12.19  $     14.08  $     15.29  $     12.47  $      9.73
Number of units outstanding at end of period          4,425,302    1,519,016    1,735,357    1,652,352      893,485      129,361

                                                       1996         1995         1994         1993       INCEPTION
                                                       ----         ----         ----         ----       ---------
THIRD AVENUE VALUE**
Unit value at beginning of period                   $     14.85  $     10.34  $     10.56  $     10.07  $     10.00
Unit value at end of period                         $     18.24  $     14.85  $     10.34  $     10.56
Number of units outstanding at end of period          1,119,634      806,752      733,336      547,498

HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH
Unit value at beginning of period                   $     13.21  $     10.17  $      9.91  $     10.05  $     10.00
Unit value at end of period                         $     14.85  $     13.21  $     10.17  $      9.91
Number of units outstanding at end of period          1,184,119    1,342,971    1,014,016      830,307

GABELLI LARGE CAP VALUE**
Unit value at beginning of period                   $     13.44  $     11.23  $     11.33  $      9.99  $     10.00
Unit value at end of period                         $     15.23  $     13.44  $     11.23  $     11.33
Number of units outstanding at end of period          2,434,199    2,541,023    2,558,692     1,518,39

BARON SMALL CAP**
Unit value at beginning of period                   $     12.58  $     10.53  $     10.74            -  $     10.00
Unit value at end of period                         $     14.71  $     12.58  $     10.53  $     10.74
Number of units outstanding at end of period            592,469      587,830      567,827      425,500

FIDELITY VIP EQUITY-INCOME
Unit value at beginning of period                             -            -            -            -  $     10.00
Unit value at end of period
Number of units outstanding at end of period

FIDELITY VIP CONTRAFUND
Unit value at beginning of period                             -            -            -            -  $     10.00
Unit value at end of period
Number of units outstanding at end of period

                                                       2002         2001         2000         1999         1998         1997
                                                       ----         ----         ----         ----         ----         ----
FIDELITY VIP GROWTH & INCOME
Unit value at beginning of period                   $     12.07  $     13.41  $     14.11  $     13.10  $     10.24
Unit value at end of period                         $      9.93  $     12.07  $     13.41  $     14.11  $     13.10  $     10.24
Number of units outstanding at end of period            952,503    1,130,965    1,111,831    1,291,885      859,704      119,576

FIDELITY VIP GROWTH OPPORTUNITIES
Unit value at beginning of period                   $      8.97  $     10.62  $     12.98  $     12.62  $     10.26
Unit value at end of period                         $      6.91  $      8.97  $     10.62  $     12.98  $     12.62  $     10.26
Number of units outstanding at end of period            472,524      661,779      768,638      948,352      617,513       78,180

FIDELITY VIP GROWTH
Unit value at beginning of period                   $      8.99  $     11.08  $     12.63            -            -            -
Unit value at end of period                         $      6.19  $      8.99  $     11.08  $     12.63
Number of units outstanding at end of period            468,305      503.508      364,255       54,439

FIDELITY VIP MID CAP
Unit value at beginning of period                   $     16.27  $     17.07  $     12.96            -            -            -
Unit value at end of period                         $     14.46  $     16.27  $     17.07  $     12.96
Number of units outstanding at end of period            581,450      581,376      503,449       82,924

JANUS ASPEN CAPITAL APPRECIATION
Unit value at beginning of period                   $     15.17  $     19.64  $     24.33  $     14.77  $      9.47            -
Unit value at end of period                         $     12.62  $     15.17  $     19.64  $     24.33  $     14.77  $      9.47
Number of units outstanding at end of period          1,172,068    1,720,961    2,289,751    1,953,906      712,285       92,194

JANUS ASPEN BALANCED
Unit value at beginning of period                   $     14.95  $     15.90  $     16.49  $     13.19  $      9.95            -
Unit value at end of period                         $     13.80  $     14.95  $     15.90  $     16.49  $     13.19  $      9.95
Number of units outstanding at end of period          2,172,043    2,824,401    3,292,580    3,904,271    5,548,134    5,661,088

                                                       1996         1995         1994         1993       INCEPTION
                                                       ----         ----         ----         ----       ---------
FIDELITY VIP GROWTH & INCOME
Unit value at beginning of period                             -            -            -            -  $     10.00
Unit value at end of period
Number of units outstanding at end of period

FIDELITY VIP GROWTH OPPORTUNITIES
Unit value at beginning of period                             -            -            -            -  $     10.00
Unit value at end of period
Number of units outstanding at end of period

FIDELITY VIP GROWTH
Unit value at beginning of period                             -            -            -            -  $     10.00
Unit value at end of period
Number of units outstanding at end of period

FIDELITY VIP MID CAP
Unit value at beginning of period                             -            -            -            -  $     10.00
Unit value at end of period
Number of units outstanding at end of period

JANUS ASPEN CAPITAL APPRECIATION
Unit value at beginning of period                             -            -            -            -  $     10.00
Unit value at end of period
Number of units outstanding at end of period

JANUS ASPEN BALANCED
Unit value at beginning of period                             -            -            -            -  $     10.00
Unit value at end of period
Number of units outstanding at end of period

                                                       2002         2001         2000         1999         1998         1997
                                                       ----         ----         ----         ----         ----         ----
JANUS ASPEN WORLDWIDE GROWTH
Unit value at beginning of period                   $     12.44  $     16.26  $     19.54  $     12.04  $      9.47            -
Unit value at end of period                         $      9.14  $     12.44  $     16.26  $     19.54  $     12.04  $      9.47
Number of units outstanding at end of period          1,708,393    2,314,559    2,890,991    2,314,085    1,327,696      151,721

JANUS ASPEN MONEY MARKET
Unit value at beginning of period                   $     11.70  $     11.38  $     10.85  $     10.48  $     10.08
Unit value at end of period                         $     11.73  $     11.70  $     11.38  $     10.85  $     10.48  $     10.08
Number of units outstanding at end of period          1,701,030    2,337,296    1,569,997    2,017,825    1,709,186      634,249

J.P. MORGAN INTERNATIONAL OPPORTUNITIES
Unit value at beginning of period                   $      8.56  $     10.73  $     12.93  $      9.59  $      9.28            -
Unit value at end of period                         $      6.90  $      8.56  $     10.73  $     12.93  $      9.59  $      9.28
Number of units outstanding at end of period            237,950      293,390      324,546      345,201      137,064       41,664

J.P. MORGAN BOND
Unit value at beginning of period                   $     12.19  $     11.55  $     10.60  $     10.85  $     10.19            -
Unit value at end of period                         $     13.08  $     12.19  $     11.55  $     10.60  $     10.85  $     10.19
Number of units outstanding at end of period          2,171,151    1,972,807    1,491,565    1,890,368    1,499,874      418,029

JANUS ASPEN AGGRESSIVE GROWTH
Unit value at beginning of period                   $      4.02  $      6.74            -            -            -            -
Unit value at end of period                         $      2.85  $      4.02  $      6.74
Number of units outstanding at end of period            238,181      376,578      424,984

JANUS ASPEN GROWTH
Unit value at beginning of period                   $      6.39  $      8.63            -            -            -            -
Unit value at end of period                         $      4.62  $      6.39  $      8.63
Number of units outstanding at end of period            162,419      249,380      154,157

                                                       1996         1995         1994         1993       INCEPTION
                                                       ----         ----         ----         ----       ---------
JANUS ASPEN WORLDWIDE GROWTH
Unit value at beginning of period                             -            -            -            -  $     10.00
Unit value at end of period
Number of units outstanding at end of period

JANUS ASPEN MONEY MARKET
Unit value at beginning of period                             -            -            -            -  $     10.00
Unit value at end of period
Number of units outstanding at end of period

J.P. MORGAN INTERNATIONAL OPPORTUNITIES
Unit value at beginning of period                             -            -            -            -  $     10.00
Unit value at end of period
Number of units outstanding at end of period

J.P. MORGAN BOND
Unit value at beginning of period                             -            -            -            -  $     10.00
Unit value at end of period
Number of units outstanding at end of period

JANUS ASPEN AGGRESSIVE GROWTH
Unit value at beginning of period                             -            -            -            -  $     10.00
Unit value at end of period
Number of units outstanding at end of period

JANUS ASPEN GROWTH
Unit value at beginning of period                             -            -            -            -  $     10.00
Unit value at end of period
Number of units outstanding at end of period

                                                       2002         2001         2000         1999         1998         1997
                                                       ----         ----         ----         ----         ----         ----
JANUS ASPEN STRATEGIC VALUE
Unit value at beginning of period                   $      8.67  $      9.59            -            -            -            -
Unit value at end of period                         $      6.55  $      8.67  $      9.59
Number of units outstanding at end of period            148,803      215,986       38,274

MFS CAPITAL OPPORTUNITIES
Unit value at beginning of period                   $      6.58  $      8.73            -            -            -            -
Unit value at end of period                         $      4.55  $      6.58  $      8.73
Number of units outstanding at end of period            374,754      560,187      477,460

MFS EMERGING GROWTH
Unit value at beginning of period                   $      5.24  $      8.00            -            -            -            -
Unit value at end of period                         $      3.42  $      5.24  $      8.00
Number of units outstanding at end of period            267,341      337,119      279,091

MFS INVESTORS TRUST
Unit value at beginning of period                   $      8.39  $     10.14            -            -            -            -
Unit value at end of period                         $      6.52  $      8.39        10.14
Number of units outstanding at end of period            135,419      288,106       56,839

MFS MID CAP GROWTH
Unit value at beginning of period                   $      7.83  $      9.63            -            -            -            -
Unit value at end of period                         $      4.37  $      7.83         9.63
Number of units outstanding at end of period            524,185      870,222      479,615

MFS NEW DISCOVERY
Unit value at beginning of period                   $      8.67  $      9.27            -            -            -            -
Unit value at end of period                         $      5.83  $      8.67  $      9.27
Number of units outstanding at end of period            392,709      417,974      214,134

SCUDDER EAFE EQUITY INDEX
Unit value at beginning of period                   $      8.69  $     11.70  $     14.22  $     11.30  $      9.42
Unit value at end of period                         $      6.72  $      8.69  $     11.70  $     14.22  $     11.30  $      9.42
Number of units outstanding at end of period            261,235      257,086      247,563      240,439      177,704       19,652

                                                       1996         1995         1994         1993       INCEPTION
                                                       ----         ----         ----         ----       ---------
JANUS ASPEN STRATEGIC VALUE
Unit value at beginning of period                             -            -            -            -  $     10.00
Unit value at end of period
Number of units outstanding at end of period

MFS CAPITAL OPPORTUNITIES
Unit value at beginning of period                             -            -            -            -  $     10.00
Unit value at end of period
Number of units outstanding at end of period

MFS EMERGING GROWTH
Unit value at beginning of period                             -            -            -            -  $     10.00
Unit value at end of period
Number of units outstanding at end of period

MFS INVESTORS TRUST
Unit value at beginning of period                             -            -            -            -  $     10.00
Unit value at end of period
Number of units outstanding at end of period

MFS MID CAP GROWTH
Unit value at beginning of period                             -            -            -            -  $     10.00
Unit value at end of period
Number of units outstanding at end of period

MFS NEW DISCOVERY
Unit value at beginning of period                             -            -            -            -  $     10.00
Unit value at end of period
Number of units outstanding at end of period

SCUDDER EAFE EQUITY INDEX
Unit value at beginning of period                             -            -            -            -  $     10.00
Unit value at end of period
Number of units outstanding at end of period

                                                       2002         2001         2000         1999         1998         1997
                                                       ----         ----         ----         ----         ----         ----
SCUDDER EQUITY INDEX
Unit value at beginning of period                   $     11.88  $     13.71  $     15.32  $     12.90  $     10.16
Unit value at end of period                         $      9.10  $     11.88  $     13.71  $     15.32  $     12.90  $     10.16
Number of units outstanding at end of period          1,911,120    2,357,487    2,509,913    2,454,241    1,563,771      224,706

SCUDDER SMALL CAP INDEX
Unit value at beginning of period                   $     10.21  $     10.24  $     10.80  $      9.11  $      9.44
Unit value at end of period                         $      8.08  $     10.31  $     10.24  $     10.80  $      9.11  $      9.44
Number of units outstanding at end of period            425,605      491,217      528,324      456,819      389,699       70,238

UNIVERSAL FUNDS EMERGING MARKETS DEBT
Unit value at beginning of period                   $      9.93  $      9.14  $      8.32  $      6.52  $      9.23
Unit value at end of period                         $     10.70  $      9.93  $      9.14  $      8.32  $      6.52  $      9.23
Number of units outstanding at end of period            201,513      150,281      192,477      310,684      607,509      653,365

UNIVERSAL FUNDS U.S. REAL ESTATE
Unit value at beginning of period                   $     11.99  $     11.07  $      8.68  $      8.93  $     10.15
Unit value at end of period                         $     11.73  $     11.99  $     11.07  $      8.68  $      8.93  $     10.15
Number of units outstanding at end of period            376,700      339,600      238,338      234,609      252,794       67,357

                                                       1996         1995         1994         1993       INCEPTION
                                                       ----         ----         ----         ----       ---------
SCUDDER EQUITY INDEX
Unit value at beginning of period                             -            -            -            -  $     10.00
Unit value at end of period
Number of units outstanding at end of period

SCUDDER SMALL CAP INDEX
Unit value at beginning of period                             -            -            -            -  $     10.00
Unit value at end of period
Number of units outstanding at end of period

UNIVERSAL FUNDS EMERGING MARKETS DEBT
Unit value at beginning of period                                                                       $     10.00
Unit value at end of period
Number of units outstanding at end of period

UNIVERSAL FUNDS U.S. REAL ESTATE
Unit value at beginning of period                                                                       $     10.00
Unit value at end of period
Number of units outstanding at end of period

APPENDIX B

          ILLUSTRATION OF A MARKET VALUE ADJUSTMENT

               Contribution:        $50,000.00

               GRO Account duration:        7 Years

               Guaranteed Interest Rate:    5% Annual Effective Rate

The following examples illustrate how the Market Value Adjustment and the contingent withdrawal charge may affect the values of a contract upon a withdrawal. The 5% assumed Guaranteed Interest Rate is the same rate used in the Example under "Table of Annual Fees and Expenses" in this Prospectus. In these examples, the withdrawal occurs at the end of the three year period after the initial contribution. The Market Value Adjustment operates in a similar manner for transfers. Contingent withdrawal charges don't apply to transfers.

The GRO Value for this $50,000 contribution is $70,355.02 at the expiration of the GRO Account. After three years, the GRO Value is $57,881.25. It is also assumed for these examples that you haven't made any prior partial withdrawals or transfers.

The Market Value Adjustment will be based on the rate we are crediting (at the time of the withdrawal) on new contributions to GRO Accounts of the same duration as the time remaining in your GRO Account, rounded to the next lower number of complete months. If we don't declare a rate for the exact time remaining, we'll use a formula to find a rate using GRO Accounts of durations closest to (next higher and next lower) the remaining period described above. Three years after the initial contribution, there would have been four years remaining in your GRO Account. These examples also show the withdrawal charge, which would be calculated separately.

EXAMPLE OF A DOWNWARD MARKET VALUE ADJUSTMENT:

A downward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have increased. Assume interest rates have increased three years after the initial contribution and that at that time, we're crediting 6.25% for a four-year GRO Account. Upon a full withdrawal, the Market Value Adjustment, applying the above formula would be:

     -0.0551589 = [(1 + .05)(POWER OF 48/12) /
                  (1 + .0625 + .0025)(POWER OF 48/12)] - 1

The Market Value Adjustment is a reduction of $3,192.67 from the GRO Value:

     -$3,192.67 = -0.0551589 X $57,881.25

The Market Adjusted Value would be:

     $54,688.58 = $57,881.25 - $3,192.67

A withdrawal charge of 6% would be assessed against the $50,000 original contribution:

     $3,000.00 = $50,000.00 X .06

Thus, the amount payable on a full withdrawal would be:

     $51,688.58 = $57,881.25 - $3,192.67 - $3,000.00




If instead of a full withdrawal, $20,000 was requested, we would first determine the free withdrawal amount:

     $8,682.19 = $57,881.25 X .15

     Free Amount = $8,682.19

The non-free amount would be:

     $11,317.81 = $20,000.00 - $8,682.19

The Market Value Adjustment, which is only applicable to the non-free amount, would be

     - $624.28 = -0.0551589 X $11,317.81

The withdrawal charge would be:

     $762.26 = [($11,317.81+ $624.28)/(1 - .06)] - ($11,317.81+ 624.28)

Thus, the total amount needed to provide $20,000 after the Market Value Adjustment and withdrawal charge would be:

     $21,386.54 = $20,000.00 + $624.28 + $762.26

The ending Account Value would be:

     $36,494.71 = $57,881.25 - $21,386.54

EXAMPLE OF AN UPWARD MARKET VALUE ADJUSTMENT:

An upward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have decreased. Assume interest rates have decreased three years after the initial contribution and we're crediting 4% for a four-year GRO Account. Upon a full withdrawal, the Market Value Adjustment, applying the formula set forth in the prospectus, would be:

     .0290890 = [(1 + .05)(POWER OF 48/12) /
                (1 + .04 + .0025)(POWER OF 48/12)] - 1

The Market Value Adjustment is an increase of $1,683.71 to the GRO Value:

     $1,683.71 = .0290890 X $57,881.25

The Market Adjusted Value would be:

     $59,564.96 = $57,881.25 + $1,683.71

A withdrawal charge of 6% would be assessed against the $50,000 original contribution:

     $3,000.00 = $50,000.00 X .06

Thus, the amount payable on a full withdrawal would be:

     $56,564.96 = $57,881.25 + $1,683.71 - $3,000.00




If instead of a full withdrawal, $20,000 was requested, the free withdrawal amount and non-free amount would first be determined as above:

                Free Amount = $8,682.19

            Non-Free Amount = $11,317.81

The Market Value Adjustment would be:

     $329.22 = .0290890 X $11,317.81

The withdrawal charge would be:

     $701.40 = [($11,317.81 - $329.22)/(1 - .06)] - ($11,317.81 - $329.22)

Thus, the total amount needed to provide $20,000 after the Market Value Adjustment and withdrawal charge would be:

     $20,372.18 = $20,000.00 - $329.22 + $701.40

The ending Account Value would be:

     $37,509.07 = $57,881.25 - $20,372.18


Actual Market Value Adjustments may have a greater or lesser impact than shown in the examples, depending on the actual change in interest crediting rate and the timing of the withdrawal or transfer in relation to the time remaining in the GRO Account. Also, the Market Value Adjustment can never decrease the Account Value below the Minimum Value.


THE ABOVE EXAMPLES WILL BE ADJUSTED TO COMPLY WITH APPLICABLE STATE REGULATION REQUIREMENTS FOR CONTRACTS ISSUED IN CERTAIN STATES.

APPENDIX C

ENHANCED EARNINGS BENEFIT CALCULATION EXAMPLE

The following is an additional example of how the Enhanced Earnings Benefit ("EEB") will be calculated and paid.

A. EEB in conjunction with Highest Anniversary Death Benefit

   Net Premium = $50,000
   Account Value upon presentation of proof of death = $60,000
   Highest Anniversary Value = $70,000
   Gain = $10,000 ($60,000 - $50,000)
   Assume a 40% benefit based on issue age
   EEB Benefit = $4,000 (40% X $10,000)
   Total Payment to Beneficiaries $74,000 ($70,000 + $4,000)

APPENDIX D - TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

     Part 1 - Integrity and Custodian
     Part 2 - Distribution of the Contract
     Part 3 - Investment Restrictions and Policies of the Select Ten Plus Divisions
     Part 4 - Management of Separate Account Ten
     Part 5 - Portfolio Transactions and Brokerage
     Part 6 - Performance Information
     Part 7 - Determination of Accumulation Unit Values
     Part 8 - Tax Favored Retirement Programs
     Part 9 - Financial Statements

     If you would like to receive a copy of the Statement of Additional Information, please complete the form below and send it to:

     ---------------------------------------------------------------------------

     Administrative Office
     Integrity Life Insurance Company
     P.O. Box 740074
     Louisville, KY  40201-0074
     ATTN: Request for SAI of Separate Account II (Pinnacle) and Separate Account Ten

       Name:   _________________________________________________

       Address _________________________________________________

       City: _______________ State: ____________  Zip: _________

                       STATEMENT OF ADDITIONAL INFORMATION


                                   MAY 1, 2003


                                       FOR

                                    PINNACLE

                        FLEXIBLE PREMIUM VARIABLE ANNUITY

                                    ISSUED BY

                        INTEGRITY LIFE INSURANCE COMPANY

                                       AND

                     FUNDED THROUGH ITS SEPARATE ACCOUNT II

                                     AND ITS

                              SEPARATE ACCOUNT TEN

                                TABLE OF CONTENTS


                                                                            PAGE
Part 1 - Integrity and Custodian                                               2
Part 2 - Distribution of the Contracts                                         2
Part 3 - Investment Restrictions and Policies of the Select Ten Plus
         Divisions                                                             3
Part 4 - Management of Separate Account Ten                                    4
Part 5 - Portfolio Transactions and Brokerage                                 10
Part 6 - Performance Information                                              11
Part 7 - Determination of Accumulation Unit Values                            14
Part 8 - Tax-Favored Retirement Programs                                      14
Part 9 - Performance Numbers                                                  17
Part 10 - Financial Statements                                                21



This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the prospectus for the contracts, dated May 1, 2003. For definitions of special terms used in the SAI, please refer to the prospectus.


A copy of the prospectus to which this SAI relates is available at no charge by writing the Administrative Office at Integrity Life Insurance Company (INTEGRITY), P.O. Box 740074, Louisville, Kentucky 40201-0074, or by calling 1-800-325-8583.

PART 1 - INTEGRITY AND CUSTODIAN

Integrity Life Insurance Company is an Ohio stock life insurance company organized in 1966 that sells life insurance and annuities. Its principal executive offices are located at 515 West Market Street, Louisville, Kentucky, 40202. Integrity, the depositor of Separate Account II and Separate Account Ten, is a wholly owned subsidiary of The Western and Southern Life Insurance Company (W&S), a mutual life insurance company originally organized under the laws of the State of Ohio on February 23, 1888. Until March 3, 2000, Integrity was an indirect wholly owned subsidiary of ARM Financial Group, Inc. (ARM).

In 2001 Integrity provided all management services of Separate Account II and no longer pays management services fee to a third party. Prior to that, ARM provided substantially all of the services required to be performed on behalf of Separate Account II since 1994, and on behalf of Separate Account Ten since its inception. Total fees paid to ARM by Integrity for management services, including services applicable to Separate Account II and Separate Account Ten, in 1998 were $27,158,002, in 1999 were $32,545,976, and in 2000 were $3,001,867.


Integrity is the custodian for the shares of Portfolios owned by Separate Account II. State Street KC is the custodian for the shares of stocks owned by Separate Account Ten. The shares are held in book-entry form. Reports and marketing materials, from time to time, may include information concerning the rating of Integrity, as determined by A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Corporation, Duff & Phelps Corporation, or other recognized rating services. However, Integrity doesn't guarantee the investment performance of the portfolios, and these ratings don't reflect protection against investment risk.


TAX STATUS OF INTEGRITY

Integrity is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code of 1986, as amended (the CODE). Since the Separate Accounts aren't separate entities from us and their operations form a part of us, they aren't taxed separately as "regulated investment companies" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Separate Accounts are reinvested and taken into account in determining the accumulation value. Under existing federal income tax law, the Separate Accounts' investment income, including realized net capital gains, isn't taxed to us. We can make a tax deduction if federal tax laws change to include these items in our taxable income.

PART 2 - DISTRIBUTION OF THE CONTRACTS

Touchstone Securities, Inc., an indirect wholly owned subsidiary of W&S, is the principal underwriter of the contracts. Touchstone Securities is registered with the SEC as a broker-dealer and is a member in good standing of the National Association of Securities Dealers, Inc. Touchstone Securities' address is 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202. The contracts are offered through Touchstone Securities on a continuous basis.


We generally pay a maximum distribution allowance of 7.5% of initial contributions, plus .50% trail commission paid on Account Value after the eighth Contract Year. The amount of distribution allowances paid to Touchstone Securities, the principal underwriter, was$22,871,629 in 2002 and $17,435,358 in 2001. The amount of distribution allowances paid to Touchstone Securities between March 3, 2000 and December 21, 2000 was $3,407,594. The amount of distribution allowances paid to ARM Securities Corporation, the principal underwriter for the contracts prior to March 3, 2000, was $399,896 for the year ended December 31, 2000, $11,028,481 for the year ended December 31, 1999, and $12,537,715 for the year ended December 31, 1998. Distribution allowances weren't retained by either ARM Securities Corporation or Touchstone Securities, as applicable, during these years. Integrity may from time to time pay or allow additional promotional incentives, in the form of cash or other compensation, to broker-dealers that sell contracts. In some instances, those types of incentives may be offered only to certain broker-dealers that sell or are expected to sell certain minimum amounts of the contracts during specified time periods.


PART 3 - INVESTMENT RESTRICTIONS AND POLICIES OF THE SELECT TEN PLUS DIVISIONS

INVESTMENT RESTRICTIONS

The investment objective of each Division is to seek total return. The Divisions' investment strategy, objective and policies are described in Part II of the prospectus under the captions "Investment Strategy" and "Investment Objective and Policies." The following are the Divisions' fundamental investment limitations, which can't be changed without shareholder approval.

Each Division:

1. May not borrow money, except that each Division may borrow up to 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments).

2. May not issue senior securities, except as permitted under the 1940 Act. May not act as an underwriter of another issuer's securities, except to the extent that the Divisions may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

3. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.

4. May not make loans if, as a result, more than 33 1/3% of that Division's total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

5. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this won't prohibit the Divisions from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

The following are the Divisions' non-fundamental operating policies, which may be changed by the Board of Managers of the Divisions without shareholder approval.

Each Division may not:

1. Sell securities short, unless the Division owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the SEC or its staff.

2. Purchase securities on margin, except that each Division may obtain such short-term credits as are necessary for the clearance of transactions.

3. Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4. Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.

5. Make any loans other than loans of portfolio securities, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

Except for the fundamental investment limitations listed above and the Divisions' investment objective, the other investment policies described in the prospectus and this SAI aren't fundamental and may be changed with the approval of the Divisions' Board of Managers. Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Divisions' assets (i.e., due to cash inflows or redemptions) or in market value of the investment or the Divisions' assets won't be considered a violation of that restriction.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Divisions' investment strategy, objective, policies and techniques that are described in Part II of the prospectus under the captions "Investment Strategy," "Investment Objective and Policies" and "Risk Factors."

LENDING OF PORTFOLIO SECURITIES. Each Division is authorized to lend up to 33 1/3% of the total value of its portfolio securities to broker-dealers or institutional investors that the investment adviser and sub-adviser determine are qualified, but only when the borrower maintains with the Divisions' custodian bank collateral, either in cash or money market instruments, in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. Although each Division is authorized to lend, the Divisions don't presently intend to engage in lending. In determining whether to lend securities to a particular broker-dealer or institutional investor, the investment adviser and sub-adviser will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Divisions will retain authority to terminate any loans at any time. The Divisions may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Divisions will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Divisions will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in the Divisions' interest.

REPURCHASE AGREEMENTS. The Divisions may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, a Division buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement, thereby, determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The investment adviser and sub-adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Divisions' ability to dispose of the underlying securities. Although no definitive creditworthiness criteria are used, the investment adviser reviews the creditworthiness of the banks and non-bank dealers with which any Division enters into repurchase agreements to evaluate those risks. The Divisions may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

PART 4 - MANAGEMENT OF SEPARATE ACCOUNT TEN

BOARD OF MANAGERS OF SEPARATE ACCOUNT TEN

The business and affairs of Separate Account Ten are managed under the direction of a Board of Managers, currently consisting of five (5) members, or Managers, according to a set of rules adopted by the Board of Managers called "Rules and Regulations of Separate Account Ten." The Board of Managers has responsibility for the investment management related operations of Separate Account Ten and matters arising under the 1940 Act. The Board of Managers doesn't have responsibility for the payment of obligations under the contracts and administration of the contracts. These matters are Integrity's responsibility. The day-to-day operations of Separate Account Ten are the responsibility of its officers. The names, addresses, and ages of the Managers and the officers of Separate Account Ten, together with information as to their principal business occupations during the past five years, are listed below.

NAME, AGE, AND ADDRESS OF
MANAGER                           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------------         -------------------------------------------
John R. Lindholm (52)*            President of Integrity since November 1993;
515 West Market Street            President of National Integrity since
Louisville, KY 40202              September 1997; Vice President-Chief Marketing
                                  Officer of National Integrity from November
                                  1993 to September 1997; Executive Vice
                                  President-Chief Marketing Officer of ARM
                                  Financial Group, Inc. from July 1993 to March
                                  2000. Director of The Legends Fund, Inc. since
                                  October 1993. Director of the mutual funds in
                                  the State Bond Group of mutual funds from June
                                  1995 to December 1996.

NAME, AGE, AND ADDRESS OF
MANAGER                           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------------         -------------------------------------------
John Katz (63)                    Managing partner, Associated Mezzanine
10 Hemlock Road                   Investors, LLC since March 2000; Director,
Hartsdale, NY 10530               Nations Flooring, Inc. since March 1998;
                                  investment banker since January 1991. Director
                                  of The Legends Fund, Inc. since November 1992.
                                  Director of the mutual funds in the State Bond
                                  Group of mutual funds from June 1995 to
                                  December 1996.

William B. Faulkner (74)          President, William Faulkner & Associates LLC
825 Goodrich Ave.                 (international trade business) since 1986;
St. Paul, MN 55105                Manager, Carroll Family, LLC (commercial land
                                  development business) since 1996. Director of
                                  The Legends Fund, Inc. since November 1995.
                                  Director of the mutual funds in the State Bond
                                  Group of mutual funds from 1980 to December
                                  1996.

Chris LaVictoire Mahai (46)       Chief Executive Officer, Aveus (an interactive
425 Portland Avenue               strategy and development firm) since July
Minneapolis, MN 55488             1999; President, clavm, inc. (a management
                                  consulting group) since June 1998; Fellow,
                                  Poynter Institute for Media Studies, since
                                  June 1998; Board Member (Cowles Media) Star
                                  Tribune Foundation, from September 1992 to
                                  June 1998; Senior Vice President, Cowles Media
                                  Company/Star Tribune, from August 1993 to June
                                  1998; Director of The Legends Fund, Inc. since
                                  February 1998; Director of the mutual funds in
                                  the State Bond Group of mutual funds, June
                                  1984 to December 1996.

Irvin W. Quesenberry, Jr. (53)    Retired; Founder and Managing Director of
2939 Rainbow Drive                National Asset Management Corporation
Louisville, KY 40206              (investment counseling firm) from 1979 to
                                  1995**; Member of Louisville Community
                                  Foundation Investment Committee; Board member,
                                  Louisville Water Company, since 1986.

* Mr. Lindholm is an INTERESTED PERSON, as defined in the 1940 Act, by virtue of his position with Integrity Life Insurance Company.

** Mr. Quesenberry no longer has any interest in National Asset Management Corporation.

OFFICERS:

                          POSITION WITH
NAME, AGE & ADDRESS       SEPARATE ACCOUNT       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------       ----------------       -------------------------------------------
Edward J. Haines (54)     President              Senior Vice President of Marketing of
515 W. Market Street                             Integrity Life Insurance Company since
Louisville, KY 40202                             March 2000; Senior Vice President of
                                                 Marketing of ARM Financial Group, Inc. from
                                                 December 1993 until March 2000.

Kevin L. Howard (37)      Secretary              Senior Vice President and Counsel of
515 W. Market Street                             Integrity Life Insurance Company since
Louisville, KY  40202                            March 2000; Senior Vice President and
                                                 Counsel of ARM Financial Group, Inc. from
                                                 October 1998 until March 2000; Assistant
                                                 General Counsel of ARM Financial Group,
                                                 Inc. from January 1994 until October 1998.

Don W. Cummings (38)      Controller             Chief Financial Officer of Integrity Life
515 W. Market Street                             Insurance Company since March, 2000; Chief
Louisville, KY 40202                             Financial Officer, Retail Business Division
                                                 of ARM Financial Group, Inc. from November,
                                                 1996 until March, 2000; Strategic
                                                 Initiatives Officer of ARM Financial Group,
                                                 Inc. from April, 1996 until November, 1996;
                                                 Controller of ARM Financial Group, Inc.
                                                 from November, 1993 until April, 1996.

Meredith Hettinger (29)   Assistant Secretary    Financial Manager of Integrity Life
515 W. Market Street                             Insurance Company since March, 2000;
Louisville, KY 40202                             Financial Manager of ARM Financial Group
                                                 Inc. from April, 1998 until March, 2000;
                                                 Financial Analyst of ARM Financial Group,
                                                 Inc. from June, 1995 until April, 1998.

Hope Oliver (26)          Assistant Secretary    Financial Analyst of Integrity Life
515 W. Market Street                             Insurance Company since March, 2000;
Louisville, KY 40202                             Financial Analyst of ARM Financial Group
                                                 Inc. from August, 1998 until March, 2000;
                                                 Staff Accountant of McCauley, Nicolas &
                                                 Company, LLC from January, 1997 until
                                                 August, 1998.


Separate Account Ten pays Managers who are not interested persons of the Fund Independent Managers fees for serving as Managers. During the fiscal year ended December 31, 2002, Separate Account Ten paid the Independent Managers a combined total of $12,000 exclusive of expenses. Because the investment adviser and the sub-adviser perform substantially all of the services necessary for the operation of Separate Account Ten, Separate Account Ten requires no employees. No officer, director or employee of Integrity Life Insurance Company, National Integrity Life Insurance Company, the investment adviser or the sub-adviser receives any compensation from Separate Account Ten for acting as a Manager.


The Managers are also members of the Board of Directors of The Legends Fund, Inc., an open-end management investment company, which has the same investment adviser as Separate Account Ten.


The following table sets forth for the fiscal year ended December 31, 2002, the compensation to be paid by Separate Account Ten to the Independent Managers. Managers who are interested persons, as defined in the 1940 Act, receive no compensation from Separate Account Ten.

                                                                                              TOTAL
                                             PENSION OR                                       COMPENSATION
                            AGGREGATE        RETIREMENT BENEFITS                              FROM SEPARATE
                            COMPENSATION     ACCRUED AS PART OF       ESTIMATED ANNUAL        ACCOUNT TEN
                            FROM SEPARATE    SEPARATE ACCOUNT         BENEFITS UPON           PAID TO
NAME OF MANAGER             ACCOUNT TEN      TEN EXPENSE              RETIREMENT              MANAGERS
---------------             -------------    -------------------      ----------------        -------------
William B. Faulkner            $ 3,000             None                   N/A                    $ 3,000

John Katz                      $ 3,000             None                   N/A                    $ 3,000

Chris L. Mahai                 $ 3,000             None                   N/A                    $ 3,000

Irvin W. Quesenberry, Jr.      $ 3,000             None                   N/A                    $ 3,000



As of December 31, 2002, the Managers of Separate Account Ten as a group, owned less than 1% of the outstanding membership interests of the Fund.


The following individuals own 5% or more of one of the Divisions' units as of October 18, 2001:


The following individuals own 5% or more of one of the Divisions' units as of March 31, 2003:


SELECT TEN PLUS DIVISION - MARCH


NAME                   ADDRESS                     PERCENTAGE OWNERSHIP
----                   -------                     --------------------
David V. Wise          128 Forestmere Cir.                5.1%
                       Butler, PA 16002


SELECT TEN PLUS DIVISION - JUNE


NAME                   ADDRESS                     PERCENTAGE OWNERSHIP
----                   -------                     --------------------
Victoria Grossman      111 Colfax Road                    6.0%
                       Skillman, NJ 08558


SELECT TEN PLUS DIVISION - SEPTEMBER


NAME                   ADDRESS                     PERCENTAGE OWNERSHIP
----                   -------                     --------------------
Lambert Family Trust   PO Box 2199                        6.7%
                       Sun Valley, ID 83353


Separate Account Ten, its investment adviser and principal underwriter have adopted codes of ethics under rule 17j-1 of the 1940 Act, and personnel subject to these codes are permitted, in certain circumstances, to invest in securities, including securities that may be purchased or held by Separate Account Ten.

THE INVESTMENT ADVISER

Touchstone Advisors is the investment adviser to Separate Account Ten under an investment advisory agreement. Touchstone Advisors is an indirect wholly owned subsidiary of W&S and is registered as an investment adviser under the Investment Advisers Act of 1940. Its offices are located at 311 Pike Street, Cincinnati, Ohio 45202.

Subject to the direction of the Board of Managers, Touchstone Advisors is responsible for providing all supervisory and management services reasonably necessary for the operation of Separate Account Ten other than those investment advisory services performed by the sub-adviser. These services include, but aren't limited to, (i) coordinating all matters relating to the functions of the sub-adviser, custodian, accountants, attorneys, and other parties performing services or operational functions for Separate Account Ten, (ii) providing Separate Account Ten, at Touchstone Advisor's expense, with the services of a adequate competent staff to perform such administrative and clerical functions as are necessary to provide effective supervision and administration of Separate Account Ten, (iii) making its officers and employees available to the Board of Managers and officers of Separate Account Ten for consultation and discussions regarding the supervision and administration of Separate Account Ten, (iv) maintaining or supervising the maintenance by the sub-adviser or third parties approved by Separate Account Ten of such books and records as may be required by applicable federal or state law, (v) preparing or supervising the preparation by third parties approved by Separate Account Ten of all federal, state and local tax returns and reports of Separate Account Ten required by applicable law, (vi) preparing, filing and arranging for the distribution of proxy materials and periodic reports to owners as required by applicable law, (vii) preparing and arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law, (viii) taking such other action with respect to Separate Account Ten as may be required by applicable law, including without limitation, the rules and regulations of the SEC and other regulatory agencies, and (ix) providing Separate Account Ten, at Touchstone Advisor's expense, with adequate personnel, office space, communications facilities, and other facilities necessary for its operations as contemplated in the investment advisory agreement. Other responsibilities of Touchstone Advisors are described in the prospectus.

Touchstone Advisors is authorized to exercise full investment discretion and make all determinations with respect to the investment of the Division's assets and the purchase and sale of securities for the Divisions if at any time a sub-adviser isn't engaged to manage the Divisions' assets. If that should occur, Touchstone Advisors will be entitled to a fee that would otherwise be paid to the sub-adviser. This fee would be in addition to its usual compensation for services as investment adviser. The Divisions pay Touchstone Advisors a monthly fee based on an annual rate of .50% of the Division's average daily net assets. Touchstone Advisors will pay a portion of those fees to National Asset Management Corporation (NATIONAL ASSET) for its services under the sub-advisory agreement at an annual rate of .10% of the Division's average daily net assets up to $100 million and .05% of the Division's average daily net assets in excess of $100 million. Touchstone Advisers has guaranteed that it or an affiliate will pay an annual minimum sub-advisory fee of $50,000 to National Asset.

Touchstone Advisors has agreed to reimburse the Divisions for operating expenses (excluding management fees) above an annual rate of .35% of average net assets for the Divisions. Touchstone Advisors has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolios, but has no current intention to do so during 2001.


The following tables show the amount of advisory fees the Divisions paid to Touchstone Advisors, Separate Account Ten's investment adviser since March 3, 2000, to Integrity Capital Advisors, Separate Account Ten's investment adviser until March 3, 2000, the amount of sub-advisory fees Touchstone Advisors paid to National Asset for the period ended December 31, 2000, and the amount of sub-advisory fees Integrity Capital Advisors paid to National Asset, for the periods ended December 31, 1998, December 31, 1999, December 31, 2000, December 31, 2001 and December 31, 2002.


                                           AMOUNT DIVISION PAID TO INTEGRITY      AMOUNT INTEGRITY CAPITAL ADVISORS
PERIOD ENDED DECEMBER 31, 1998                     CAPITAL ADVISORS                    PAID TO NATIONAL ASSET
---------------------------------------------------------------------------------------------------------------------
Select Ten Plus Division-March                       $          0                            $        0

Select Ten Plus Division-June                        $   4,990.01                            $ 3,992.04

Select Ten Plus Division-September                   $  14,134.01                            $ 2,826.84

Select Ten Plus Division-December                    $        199                            $        0

                                           AMOUNT DIVISION PAID TO INTEGRITY      AMOUNT INTEGRITY CAPITAL ADVISORS
PERIOD ENDED DECEMBER 31, 1999                     CAPITAL ADVISORS                    PAID TO NATIONAL ASSET
---------------------------------------------------------------------------------------------------------------------
Select Ten Plus Division-March                       $  31,558.49                            $ 6,311.65

Select Ten Plus Division-June                        $  24,047.31                            $ 4,809.47

Select Ten Plus Division-September                   $  57,325.43                            $ 11,465.11

Select Ten Plus Division-December                    $  72,975.62                            $ 14,594.85

                                           AMOUNT DIVISION PAID TO INTEGRITY      AMOUNT INTEGRITY CAPITAL ADVISORS
PERIOD ENDED DECEMBER 31, 2000                     CAPITAL ADVISORS                    PAID TO NATIONAL ASSET
---------------------------------------------------------------------------------------------------------------------
Select Ten Plus Division-March                       $   3,857.36                            $   964.34

Select Ten Plus Division-June                        $   3,573.23                            $   893.32

Select Ten Plus Division-September                   $   6,376.45                            $ 1,594.09

Select Ten Plus Division-December                    $   7,122.38                            $ 1,780.57


                                           AMOUNT DIVISION PAID TO TOUCHSTONE     AMOUNT TOUCHSTONE ADVISORS PAID TO
PERIOD ENDED DECEMBER 31, 2001                         ADVISORS                            NATIONAL ASSET
---------------------------------------------------------------------------------------------------------------------
Select Ten Plus Division-March                       $  15,118.37                            $ 3,779.52

Select Ten Plus Division-June                        $  13,184.62                            $ 3,296.19

Select Ten Plus Division-September                   $  23,936.44                            $ 5,984.22

Select Ten Plus Division-December                    $  21,758.30                            $ 5,439.56



                                           AMOUNT DIVISION PAID TO INTEGRITY      AMOUNT TOUCHSTONE ADVISORS PAID TO
PERIOD ENDED DECEMBER 31, 2002                     CAPITAL ADVISORS                        NATIONAL ASSET
---------------------------------------------------------------------------------------------------------------------
Select Ten Plus Division-March                       $  15,663.08                            $ 3,915.64

Select Ten Plus Division-June                        $  14,092.32                            $ 3,523.15

Select Ten Plus Division-September                   $  20,183.70                            $ 5,045.92

Select Ten Plus Division-December                    $  20,370.91                            $ 5,092.80


THE SUB-ADVISER


National Asset is the sub-adviser to the Divisions and in that capacity provides investment advisory services for the Divisions including security selection. Under the supervision of the Board of Managers and Touchstone Advisors, National Asset will provide a continuous investment program for the Divisions and will determine the composition of its assets, including determinations about the purchase, retention and sale of securities, cash and other investments contained in the Division's portfolio. National Asset will also provide investment research and conduct a continuous program of evaluation, investment, sales and reinvestment of the Division's assets. National Asset will receive a monthly fee for its services based on an annual rate of .10% of the Division's average daily net assets up to $100 million and .05% of the Division's average daily net assets in excess of $100 million. Touchstone Advisers has guaranteed it or an affiliate will pay a minimum annual sub-advisory fee of $50,000 to National Asset, beginning March 3, 2000. The tables above show actual sub-advisory fee amounts paid during 1998, 1999, 2001 and 2002.


On April 18, 2001, National Asset completed its merger with a wholly owned subsidiary of AMVESCAP PLC. AMVESCAP, which is headquartered in Atlanta and London, is the largest publicly traded asset management firm in the world. In the transaction, AMVESCAP acquired all the outstanding shares of National Asset. As a result of the transaction, National Asset's business is now conducted by the National Asset Management Division of INVESCO, Inc. INVESCO manages more than $93 billion in assets for institutional investors, and offers a broad range of investment services. The main place of business of INVESCO is 1315 Peachtree Street, N.E., Suite 300, Atlanta, Georgia 30309.

Under the Investment Company Act of 1940, the merger resulted in an "assignment" of the existing sub-advisory agreement between National Asset and Touchstone Advisers, and, consequently, the automatic termination of the sub-advisory agreement at the closing of the merger. Because the contract owners of Separate Account Ten did not approve a new sub-advisory agreement prior to the closing of the merger, the Board of Managers approved an interim sub-advisory agreement that will be effective until the contract owners approve a new sub-advisory agreement. The terms of the interim sub-advisory agreement are substantially the same as the terms of the prior sub-advisory agreement. The merger is not expected to affect the daily operations of the Divisions or the investment management activities of the Divisions' investment adviser.



PART 5 - PORTFOLIO TRANSACTIONS AND BROKERAGE

National Asset makes investment decisions for the Divisions, under the supervision of the Board of Managers of Separate Account Ten and Touchstone Advisors. National Asset has investment advisory clients other than the Divisions. A particular security may be bought or sold by National Asset for certain clients even though it could have been bought or sold for other clients at the same time. In the event that two or more clients simultaneously purchase or sell the same security, each day's transactions in that security are, as much as possible, allocated between the clients in a manner deemed fair and reasonable by National Asset. Although there is no specified formula for allocating these transactions, the various allocation methods used by National Asset, and the results of those allocations, are subject to the periodic review by Touchstone Advisors and the Board of Managers of Separate Account Ten.

National Asset places all orders for the purchase and sale of securities, options, and futures contracts for the Divisions through a substantial number of brokers and dealers. In executing transactions, National Asset will attempt to obtain the best execution for the Divisions, taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. In transactions on stock exchanges in the United States, payments of brokerage commissions are negotiated. In making purchases and sales of securities on U.S. stock exchanges for the Divisions, National Asset may pay higher commission rates than the lowest available when National Asset believes there is value in doing so in the form of the brokerage and research services provided by the broker effecting the transaction, as described below. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and National Asset may be unable to negotiate commission rates for these transactions. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or markup.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the advisers' clients. Consistent with this practice, National Asset may receive research services for the Divisions from many broker-dealers with which National Asset places the Divisions' portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to National Asset and its affiliates in advising its various clients (including the Divisions), although not all of these services are necessarily useful and of value in managing the Divisions. The sub-advisory fee paid by Touchstone Advisors to National Asset isn't reduced because National Asset and its affiliates receive such services.

Section 28(e) of the Securities Exchange Act of 1934, allows National Asset to cause the Divisions to pay a broker-dealer a disclosed commission for handling a securities transaction for the Divisions that is more than the commission that another broker-dealer would have charged for the same transaction because of the value of the "brokerage and research services" provided by the broker-dealer. Brokerage and research services include (i) furnishing advice as to the value of securities, the advisability of investing in purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (iii) effecting securities transactions and performing functions incidental thereto (e.g., clearance, settlement, and custody).

National Asset may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of National Asset where, in the judgment of National Asset, that firm will be able to obtain a price and execution at least as favorable as other qualified brokers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the investment adviser or sub-adviser, or, if it is also a broker-dealer, the sub-adviser, may be paid for handling portfolio transactions for an account on a national securities exchange of which the broker-dealer is a member if the transaction is "executed" on the floor of the exchange by another broker that isn't an "associated person" of the affiliated broker-dealer or sub-adviser, and if there is in effect a written contract between the sub-adviser and the account expressly permitting the affiliated broker-dealer or sub-adviser to receive payment. The sub-advisory agreement provides that

National Asset may retain compensation on transactions effected for the Divisions in accordance with the terms of these rules.

SEC rules further require that commissions paid to an affiliated broker-dealer or sub-adviser by the account on exchange transactions not exceed "usual and customary brokerage commission". The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time". The Board of Managers has adopted procedures for evaluating the reasonableness of commissions paid to broker-dealers that are affiliated with National Asset and will review these procedures periodically.

PART 6 - PERFORMANCE INFORMATION

Each Variable Account Option may from time to time include the Average Annual Total Return, the Cumulative Total Return, and Yield of its units in advertisements or in other information furnished to shareholders. The Janus Aspen Money Market Option may also from time to time include the Yield and Effective Yield of its units in information furnished to shareholders. Performance information is computed separately for each Option in accordance with the formulas described below. At any time in the future, total return and yields may be higher or lower than in the past and there is no guarantee that any historical results will continue.

TOTAL RETURNS

Total returns reflect all aspects of an Option's return, including the automatic reinvestment by the Option of all distributions and the deduction of all applicable charges to the Option on an annual basis, including mortality risk and expense charges, the annual administrative charge and other charges against contract values. Quotations also will assume a termination (surrender) at the end of the particular period and reflect the deductions of the contingent withdrawal charge, if applicable. Total returns may be shown at the same time that don't take into account deduction of the contingent withdrawal charge, and/or the annual administrative charge.

Nonstandardized "total return" will be calculated in a similar manner and for the same time periods as the average annual total return and for three years except total return will assume an initial investment of $50,000 and won't reflect the deduction of any applicable contingent withdrawal charge, which, if reflected, would decrease the level of performance shown. The contingent withdrawal charge isn't reflected because the contracts are designed for long term investment. We use an assumed initial investment of $50,000 because that figure more closely approximates the size of a typical contract than does the $1,000 figure used in calculating the standardized average annual total return quotations. The amount of the hypothetical initial investment assumed affects performance because the annual administrative charge is a fixed per contract charge. For purposes of determining these investment results, the actual investment performance of each fund is reflected as of the date each fund commenced operations, although the Contracts weren't available at that time.

An AVERAGE ANNUAL TOTAL RETURN shows the hypothetical yearly return that would produce the same cumulative total return if the Investment Option experienced exactly the same return each year for the entire period shown. Because the performance will fluctuate on a year-by-year basis, the average annual total returns tend to show a smooth result that won't mirror the actual performance, even though the end result will be the same. Investors should realize that the Option's performance isn't constant over time, but changes from year to year, and that the average annual returns represent the averages of historical figures as opposed to the actual historical performance of an Option during any portion of the period illustrated. Average annual returns are calculated pursuant to the following formula: P(1+T)(POWER OF n) = ERV, where P is a hypothetical initial payment of $1,000, T is the average annual total return, n is the number of years, and ERV is the withdrawal value at the end of the period.

CUMULATIVE TOTAL RETURNS are UNAVERAGED and reflect the simple percentage change in the value of a hypothetical investment in the Option over a stated period of time. In addition to the period since inception, cumulative total returns may be calculated on a year-to-date basis at the end of each calendar month in the current calendar year. The last day of the period for year-to-date returns is the last day of the most recent calendar month at the time of publication.

YIELDS

Some Options may advertise yields. Yields quoted in advertising reflect the change in value of a hypothetical investment in the Option over a stated period of time, not taking into account capital gains or losses or the imposition of any contingent withdrawal charge. Yields are annualized and stated as a percentage.

CURRENT YIELD and EFFECTIVE YIELD may be calculated for the Janus Money Market Option. Current Yield is based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a hypothetical charge reflecting deductions from contract values during the period (the BASE PERIOD), and stated as a percentage of the investment at the start of the base period (the BASE PERIOD RETURN). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. Effective yield assumes that all dividends received during an annual period have been reinvested. This compounding effect causes effective yield to be higher than current yield. Calculation of effective yield begins with the same base period return used in the calculation of current yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

        Effective Yield = {(Base Period Return) + 1)(POWER OF 365/7)} - 1




PERFORMANCE COMPARISONS

Performance information for an Option may be compared, in reports and advertising, to: (1) Standard & Poor's Stock Index (S&P 500), Dow Jones Industrial Averages, (DJIA), Donoghue Money Market Institutional Averages, or other unmanaged indices generally regarded as representative of the securities markets; (2) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, Inc. (LIPPER) or the Variable Annuity Research and Data Service, which are widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets; and (3) the Consumer Price Index (measure of inflation) to assess the real rate of return from an investment in a contract. Unmanaged indices may assume the reinvestment of dividends but generally don't reflect deductions for annuity charges, investment management costs, brokerage costs and other transaction costs that are normally paid when directly investing in securities.

Each Option may, from time to time, also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper as having the same or similar investment objectives or by similar services that monitor the performance of mutual funds. Each Option may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in LIPPER PERFORMANCE ANALYSIS. Advertisements or information furnished to present shareholders or prospective investors may also include evaluations of an Option published by nationally recognized ranking services and by financial publications that are nationally recognized such as BARRON'S, BUSINESS WEEK, CDA TECHNOLOGIES, INC., CHANGING TIMES, CONSUMER'S DIGEST, DOW JONES INDUSTRIAL AVERAGE, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, GLOBAL INVESTOR, HULBERT'S FINANCIAL DIGEST, INSTITUTIONAL INVESTOR, INVESTORS DAILY, MONEY, MORNINGSTAR MUTUAL FUNDS, THE NEW YORK TIMES, PERSONAL INVESTOR, STANGE'S INVESTMENT ADVISER, VALUE LINE, THE WALL STREET JOURNAL, WIESENBERGER INVESTMENT COMPANY SERVICE AND USA TODAY.

The performance figures described above may also be used to compare the performance of an Option's units against certain widely recognized standards or indices for stock and bond market performance. Following are representative indices against which the Options may compare performance:

The Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is a market value-weighted and unmanaged index showing the changes in the total market value of 500 stocks compared to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The S&P 500 Index represents about 80% of the market value of all issues traded on the NYSE.

The Dow Jones Composite Average (or its component averages) is an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

The New York Stock Exchange composite or component indices are unmanaged indices of all industrial, utilities, transportation and finance company stocks listed on the New York Stock Exchange.

The Wilshire 5000 Equity Index (or its component indices) represents the return of the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

The Morgan Stanley Capital International EAFE Index is an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

The Morgan Stanley Capital International All Country World Index Free (ex-U.S.) is an unmanaged index that measures developed and emerging foreign stock market performance.

The Lehman Brothers Government Bond Index (the LEHMAN GOVERNMENT INDEX) is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities, flower bonds and foreign targeted issues aren't included in the Lehman Government Index.

The Lehman Brothers Government/Corporate Bond Index (the LEHMAN
GOVERNMENT/CORPORATE INDEX) is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1 million, which have at least one year to maturity and are rated "Baa" or higher (INVESTMENT GRADE) by a nationally recognized statistical rating agency.

The Lehman Brothers Government/Corporate Intermediate Bond Index (the LEHMAN GOVERNMENT/CORPORATE INTERMEDIATE INDEX) is composed of all bonds covered by the Lehman Brothers Government/Corporate Bond Index with maturities between one and
9.99 years. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

The Value Line (Geometric) Index is an unweighted index of the approximately 1,700 stocks followed by the VALUE LINE INVESTMENT SURVEY.

The Salomon Brothers GNMA Index includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

The Salomon Brothers Broad Investment-Grade Bond Index contains approximately 3,800 Treasury and agency, corporate and mortgage bonds with a rating of BBB or higher, a stated maturity of at least one year, and a par value outstanding of $25 million or more. The index is weighted according to the market value of all bond issues included in the index.

The Salomon Brothers High Grade Corporate Bond Index consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or grater.

The Salomon Brothers World Bond Index measures the total return performance of high-quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies: Australian dollars, Canadian dollars, European Currency Units, French francs, Japanese yen, Netherlands guilder, Swiss francs, UK pounds sterling, U.S. dollars, and German deutsche marks.

The J.P. Morgan Global Government Bond Index is a total return, market capitalization weighted index, rebalanced monthly consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom and United States.

The Russell 2000/Small Stock Index comprises the smallest 2000 stocks in the Russell 3000 Index, and represents approximately 11% of the total U.S. equity market capitalization. The Russell 3000 Index comprises the 3,000 largest U.S. companies by market capitalization. The smallest company has a market value of roughly $20 million.

The Consumer Price Index (or Cost of Living Index), published by the United States Bureau of Labor Statistics is a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

Historical data supplied by the research departments of various broker dealers, analysts or pricing services, including but not limited to First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch and Bloomberg L.P.

In reports or other communications to shareholders, the Funds may also describe general economic and market conditions affecting the Portfolios and may compare the performance of the Portfolios with (1) that of mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) IBC/Donoghue's Money Fund Report, (3) other appropriate indices of investment securities and averages for peer universe of funds which are described in this SAI, or (4) data developed by Integrity or any of the sub-advisers derived from such indices or averages.

For those Variable Account Options which haven't been investment divisions within the Separate Accounts for one of the quoted periods, the standardized average annual total return and nonstandardized total return quotations will show the investment performance those Options would have achieved (reduced by the applicable charges) if they had been investment divisions within the Separate Accounts for the period quoted.

INDIVIDUALIZED COMPUTER GENERATED ILLUSTRATIONS

Integrity may, from time to time, use computer-based software available through Morningstar, CDA/Wiesenberger and/or other firms to provide registered representatives and existing and/or potential owners of the contracts with individualized hypothetical performance illustrations for some or all of the Variable Account Options. These illustrations may include, without limitation, graphs, bar charts and other types of formats presenting the following information: (i) the historical results of a hypothetical investment in a single Option; (ii) the historical fluctuation of the value of a single Option (actual and hypothetical); (iii) the historical results of a hypothetical investment in more than one Option; (iv) the historical performance of two or more market indices in relation to one another and/or one or more Options; (v) the historical performance of two or more market indices in comparison to a single Option or a group of Options; (vi) a market risk/reward scatter chart showing the historical risk/reward relationship of one or more mutual funds or Options to one or more indices and a broad category of similar anonymous variable annuity subaccounts; and (vii) Option data sheets showing various information about one or more Options (such as information concerning total return for various periods, fees and expenses, standard deviation, alpha and beta, investment objective, inception date and net assets). We can republish figures independently provided by Morningstar or any similar agency or service.

PART 7 - DETERMINATION OF ACCUMULATION UNIT VALUES

The accumulation unit value of an Option will be determined on each day the New York Stock Exchange is open for trading. The accumulation units are valued as of the close of business on the New York Stock Exchange, which currently is 4:00 p.m., Eastern time. Each Option's accumulation unit value is calculated separately. For all Options other than the Janus Money Market Option, the accumulation unit value is computed by dividing the value of the securities held by the Option plus any cash or other assets, less its liabilities, by the number of outstanding units. For the Janus Money Market Option, accumulation unit value is computed by dividing the value of the investments and other assets minus liabilities by the number of units outstanding. Securities are valued using the amortized cost method of valuation, which approximates market value. Under this method of valuation, the difference between the acquisition cost and value at maturity is amortized by assuming a constant (straight-line) accretion of a discount or amortization of a premium to maturity. Cash, receivables and current payables are generally carried at their face value.

PART 8 - TAX-FAVORED RETIREMENT PROGRAMS

The contracts described in this Prospectus may be used in connection with certain tax-favored retirement programs, for groups and for individuals. Following are brief descriptions of various types of qualified plans in connection with which Integrity may issue a contract. Integrity reserves the right to change its administrative rules, such as minimum contribution amounts, as needed to comply with the Code as to tax-favored retirement programs.

TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES


Code Section 408(b) permits eligible individuals to contribute to an individual retirement program known as a Traditional IRA. An individual who receives compensation and who hasn't reached age 70 1/2 by the end of the tax year may establish a Traditional IRA and make contributions up to the deadline for filing his or her federal income tax return for that year (without extensions). Traditional IRAs are limited on the amount that may be contributed, the persons who may be eligible, and the time when distributions may begin. An individual may also roll over amounts distributed from another Traditional IRA or another tax-favored retirement program, including a governmental 457 plan, to a Traditional IRA contract. Your Traditional IRA contract will be issued with a rider outlining the special terms of your contract that apply to Traditional IRAs. Any amendment made to comply with provisions of the Code and related regulations may be made without your consent. The owner will be deemed to have consented to any other amendment unless the owner notifies us that he or she doesn't consent within 30 days from the date we mail the amendment.


ROTH INDIVIDUAL RETIREMENT ANNUITIES

Section 408A of the Code permits eligible individuals to contribute to an individual retirement program known as a Roth IRA. An individual who receives compensation may establish a Roth IRA and make contributions up to the deadline for filing his or her federal income tax return for that year (without extensions). Roth IRAs are limited on the amount that may be contributed, the persons who are eligible to contribute, and the time when tax-favored distributions may begin. An individual may also roll over amounts distributed from another Roth IRA or Traditional IRA to a Roth IRA contract. Your Roth IRA contract will be issued with a rider outlining the special terms of your contract that apply to Roth IRAs. Any amendment made to comply with provisions of the Code and related regulations may be made without your consent. The owner will be deemed to have consented to any other amendment unless the owner notifies us that he or she doesn't consent within 30 days from the date we mail the amendment.

SIMPLIFIED EMPLOYEE PENSIONS

Section 408(k) of the Code allows employers to establish simplified employee pension plans (SEP-IRAS) for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. Employers intending to use the contract in connection with such plans should seek competent advice. The SEP-IRA will be issued with a rider outlining the special terms of the contract.

SIMPLE INDIVIDUAL RETIREMENT ANNUITIES

Currently, we don't issue Individual Retirement Annuities known as a "SIMPLE IRA" as defined in Section 408(p) of the Code.

TAX SHELTERED ANNUITIES

Section 403(b) of the Code permits the purchase of tax-sheltered annuities (TSA) by employees of public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. The contract isn't intended to accept other than employee contributions. Such contributions aren't counted as part of the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the TSA is limited to certain maximums imposed by Code sections 403(b), 415 and 402(g). The Code also sets forth additional restrictions governing such items as transferability, distributions and withdrawals. An employee under this type of plan should consult a tax adviser as to the tax treatment and suitability of such an investment. Your contract will be issued with a rider outlining the special terms that apply to a TSA.

CORPORATE AND SELF-EMPLOYED (H.R. 10 AND KEOGH) PENSION AND PROFIT SHARING PLANS

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals to also establish tax-favored retirement plans for themselves and their employees. Tax-favored retirement plans may permit the purchase of the contract to provide benefits under the plans. Employers intending to use the contract in connection with tax-favored plans should seek competent advice. Integrity doesn't administer these types of plans.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. To the extent the contracts are used in connection with an eligible plan, employees are considered general creditors of the employer and the employer as owner of the contract has the sole right to the proceeds of the contract. However, Section 457(g) provides that on and after August 20, 1996, a plan maintained by an eligible governmental employer must hold all assets and income of the plan in a trust, custodial account, or annuity contract for the exclusive benefit of participants and their beneficiaries. Loans to employees may be permitted under such plans; however, a Section 457 plan isn't required to allow loans. Contributions to a contract in connection with an eligible government plan are limited. Those who intend to use the contracts in connection with such plans should seek competent advice. Integrity doesn't administer such plans.

DISTRIBUTIONS UNDER TAX FAVORED RETIREMENT PROGRAMs


Distributions from tax-favored plans are subject to certain restrictions. Participants in qualified plans, with the exception of five-percent owners, must begin receiving distributions by April 1 of the calendar year following the later of either (i) the year in which the employee reaches age 70 1/2, or (ii) the calendar year in which the employee retires. Participants in Traditional IRAs or 5% owners must begin receiving distributions by April 1 of the calendar year following the year in which the employee reaches age 70 1/2. Certain TSA funds can be deferred until age 75. Additional distribution rules apply after the participant's death. If you don't take mandatory distributions you may owe a 50% penalty tax on any difference between the required distribution amount and the amount distributed.


The Taxpayer Relief Act of 1997 creating Roth IRAs eliminates mandatory distribution of minimum amounts from Roth IRAs when the owner reaches age 70 1/2.

Distributions from a tax-favored plan (not including a Traditional IRA or a Roth
IRA) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless (1) the payee directs the transfer of the amounts in cash to another plan or Traditional IRA; or (2) the payment is a minimum distribution required under the Code. The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the payee doesn't elect to have withholding apply.

We aren't permitted to make distributions from a contract unless you make a request. It's your responsibility to comply with the minimum distribution rules. You should consult your tax adviser regarding these rules.

This description of the federal income tax consequences of the different types of tax-favored retirement plans that can be funded by the contract is only a brief summary and isn't intended as tax advice. The rules governing the provisions of plans are extremely complex and often difficult to comprehend. Anything less than full compliance with all applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective owner considering adopting a plan and buying a contract to fund the plan should first consult a qualified and competent tax adviser, with regard to the suitability of the contract as an investment vehicle for the plan.

PART 9 - PERFORMANCE NUMBERS


                                       FUND                  YEAR-TO-
RETURNS WITHOUT CHARGES(1)          INCEPTION     CURRENT      DATE        AVERAGE ANNUAL RETURN        LIFE OF
VARIABLE OPTIONS                     DATE(2)    UNIT VALUE    RETURN   1 YEAR  3 YEAR  5 YEAR  10 YEAR    FUND
------------------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund: Service
Class II                            01/04/1995  $  8.434085     -2.46% -15.21% -13.14%  -0.76%     n/a      9.86%

Fidelity VIP
Equity-Income: Service Class II     10/10/1986     7.344637     -6.67  -26.29   -7.89   -4.64     6.52      7.80

Fidelity VIP Growth: Service
Class II                            10/10/1986     6.259866     -3.23  -32.51  -24.23   -4.88     6.04      8.39

Fidelity VIP Growth & Income:
Service Class II                    01/02/1997     7.980852     -1.62  -18.89  -11.58   -3.53      n/a      3.14

Fidelity VIP Growth
Opportunities: Service Class II     01/04/1995     7.180951     -2.48  -24.10  -19.82   -9.99      n/a      2.80

Fidelity VIP Mid Cap: Service
Class II                            12/29/1998     8.541840     -5.87  -19.38   -5.54     n/a      n/a     11.33

Franklin Growth & Income
Securities: Service Class II        01/24/1989     8.712514     -8.00  -26.36   -4.94   -3.57     5.57      5.75

Franklin Income
Securities: Service Class II        01/24/1989     9.788321      1.04   -5.86    4.96    1.60     5.70      7.48

Franklin Large Cap Growth
Securities: Service Class II        04/30/1996     9.122938     -3.98  -26.60  -15.69   -1.48      n/a      4.16

Mutual Shares Securities: Service
Class II                            11/08/1996     9.510815     -3.10  -17.42    -.98     .29      n/a      4.34

Janus Aspen Series Aggressive
Growth: Service Class               09/13/1993     6.170786      -.49  -22.25  -36.42   -5.95      n/a      5.34

Janus Aspen Series
Growth: Service Class               09/13/1993     6.380270     -2.49  -29.38  -26.07   -5.96      n/a      4.80

Janus Aspen Series International
Growth: Service Class               05/02/1994     6.306522    -10.34  -33.28  -28.96   -5.85      n/a      4.83

Janus Aspen Series Worldwide
Growth: Service Class               12/31/1999     6.346561     -8.59  -32.22  -27.46     n/a      n/a    -23.30

J.P Morgan Series Trust II Bond     01/03/1995    11.062698      1.07    8.47    7.05    4.99      n/a      5.98

                                                      SEC STANDARDIZED
                                     VARIABLE       AVERAGE ANNUAL RETURN(4)
                                     ACCOUNT                            LIFE OF
RETURNS WITHOUT CHARGES(1)          INCEPTION             5       10    VARIABLE
VARIABLE OPTIONS                     DATE(3)    1 YEAR   YEAR    YEAR   ACCOUNT
--------------------------------------------------------------------------------
Fidelity VIP Contrafund: Service
Class II                            07/20/2001  -22.21%    n/a     n/a   -14.01%

Fidelity VIP
Equity-Income: Service Class II     07/30/2001  -33.29     n/a     n/a    -21.96

Fidelity VIP Growth: Service
Class II                            07/30/2001  -39.51     n/a     n/a    -29.68

Fidelity VIP Growth & Income:
Service Class II                    07/30/2001  -25.89     n/a     n/a    -17.45

Fidelity VIP Growth
Opportunities: Service Class II     07/30/2001  -31.10     n/a     n/a    -23.03

Fidelity VIP Mid Cap: Service
Class II                            07/20/2001  -26.38     n/a     n/a    -13.36

Franklin Growth & Income
Securities: Service Class II        01/07/2003     n/a     n/a     n/a    -62.29

Franklin Income
Securities: Service Class II        01/07/2003     n/a     n/a     n/a    -36.68

Franklin Large Cap Growth
Securities: Service Class II        01/07/2003     n/a     n/a     n/a    -54.28

Mutual Shares Securities: Service
Class II                            01/07/2003     n/a     n/a     n/a    -44.65

Janus Aspen Series Aggressive
Growth: Service Class               07/20/2001  -29.25     n/a     n/a    -30.02

Janus Aspen Series
Growth: Service Class               07/30/2001  -36.38     n/a     n/a    -28.91

Janus Aspen Series International
Growth: Service Class               07/30/2001  -40.28     n/a     n/a    -29.49

Janus Aspen Series Worldwide
Growth: Service Class               07/30/2001  -39.22     n/a     n/a    -29.40

J.P Morgan Series Trust II Bond     07/24/2001    1.47     n/a     n/a      2.09

J.P Morgan Series Trust II
International Opportunities         01/03/1995     7.028979    -10.60  -27.45  -21.27   -9.84      n/a     -1.97

J.P Morgan Series Trust II Mid
Cap Value                           09/28/2001     8.986914     -2.27     n/a     n/a     n/a      n/a      5.02

Baron Small Cap*                    01/04/1993     8.173501     -3.53  -21.60   -4.36   -6.01     3.56      3.73

Gabelli Large Cap Value*            12/14/1992     5.851002     -2.76  -30.84  -19.05  -13.60     -.93      -.36

Harris Bretall Sullivan & Smith
Equity Growth                       12/04/1992     6.228363     -1.12  -31.19  -29.28  -10.37     2.78      2.49

Third Avenue Value*                 12/21/1992     7.604277     -5.84  -27.43     .14   -2.80     8.03      8.20

MFS Capital
Opportunities: Service Class        08/14/1996     5.960827     -4.46  -32.86  -25.63   -5.99      n/a      2.18

MFS Emerging Growth: Service Class  07/24/1995     6.005112      -.11  -30.84  -32.40   -8.38      n/a      3.00

MFS Investors Growth
Stock: Service Class                05/03/1999     6.594636     -1.93  -27.96  -23.90     n/a      n/a     -9.99

MFS Investors Trust: Service Class  10/09/1995     7.063931     -4.45  -25.67  -15.93   -7.46      n/a      3.32

MFS Mid Cap Growth: Service Class   05/01/2000     5.036918      -.80  -39.72     n/a     n/a      n/a    -25.03

MFS New Discovery: Service Class    05/01/1998     6.509578     -3.72  -33.54  -19.11     n/a      n/a       .16

MFS Research: Service Class         07/26/1995     6.654627     -3.79  -28.38  -21.91   -7.78      n/a      2.51

MFS Total Return: Service Class     01/03/1995     8.981386     -3.11  -11.64     .27    1.46      n/a      8.34

Putnam VT The George Putnam Fund
of Boston Class-IB                  04/30/1998     9.337591     -3.32  -14.26   -2.01     n/a      n/a     -1.31

Putnam VT Growth and Income
Fund-Class IB                       02/01/1988     7.146624     -6.04  -26.76   -9.05   -5.42     5.70      8.15

Putnam VT International Growth
Fund-Class IB                       01/02/1997     7.137472     -9.11  -26.96  -21.36   -4.06      n/a      1.27

Putnam VT New Opportunities
Fund-Class IB                       04/30/1998     9.364116     -1.66  -29.74  -33.54     n/a      n/a     -9.97

Putnam VT Small Cap Value Fund      04/30/1999     7.747593     -5.45  -29.82     .63     n/a      n/a      2.77
-Class IB

Putnam VT Voyager Fund-Class IB     04/30/1998     9.328941     -1.86  -28.06  -26.03     n/a      n/a     -5.75

J.P Morgan Series Trust II
International Opportunities         07/30/2001  -34.45     n/a     n/a    -24.37

J.P Morgan Series Trust II Mid
Cap Value                           05/07/2002     n/a     n/a     n/a    -20.02

Baron Small Cap*                    07/30/2001  -28.60     n/a     n/a    -15.89

Gabelli Large Cap Value*            07/30/2001  -37.84     n/a     n/a    -32.94

Harris Bretall Sullivan & Smith
Equity Growth                       07/20/2001  -38.19     n/a     n/a    -29.23

Third Avenue Value*                 07/30/2001  -34.43     n/a     n/a    -20.50

MFS Capital
Opportunities: Service Class        07/30/2001  -39.86     n/a     n/a    -31.78

MFS Emerging Growth: Service Class  07/30/2001  -37.84     n/a     n/a    -31.38

MFS Investors Growth
Stock: Service Class                07/30/2001  -34.96     n/a     n/a    -27.02

MFS Investors Trust: Service Class  07/30/2001  -32.67     n/a     n/a    -23.71

MFS Mid Cap Growth: Service Class   07/30/2001  -46.72     n/a     n/a    -39.16

MFS New Discovery: Service Class    07/20/2001  -40.54     n/a     n/a    -27.70

MFS Research: Service Class         07/30/2001  -35.38     n/a     n/a    -26.52

MFS Total Return: Service Class     07/30/2001  -18.64     n/a     n/a    -10.75

Putnam VT The George Putnam Fund
of Boston Class-IB                  01/07/2003     n/a     n/a     n/a    -49.14

Putnam VT Growth and Income
Fund-Class IB                       07/30/2001  -33.76     n/a     n/a    -23.25

Putnam VT International Growth
Fund-Class IB                       07/30/2001  -33.96     n/a     n/a    -23.80

Putnam VT New Opportunities
Fund-Class IB                       01/07/2003     n/a     n/a     n/a    -48.42

Putnam VT Small Cap Value Fund
-Class IB                           07/30/2001  -36.82     n/a     n/a    -19.03

Putnam VT Voyager Fund-Class IB     01/07/2003     n/a     n/a     n/a    -49.24

Putnam VT Voyager Fund II-
Class IB                            09/28/2000     6.082664     -2.92  -30.43     n/a     n/a      n/a    -35.89

Scudder EAFE Equity Index:
Class B                             08/22/1997     7.045048     -9.45  -29.38  -24.51  -10.92      n/a     -8.85

Scudder Equity 500 Index:
Class B                             10/01/1997     8.049256     -3.61  -26.22  -17.62   -5.43      n/a     -2.50

Scudder Small Cap Index:
Class B                             08/22/1997     7.234120     -4.96  -28.23  -12.73   -5.91      n/a     -3.03

Templeton Foreign
Securities: Service Class II        05/01/1992     8.661973    -10.09  -29.09  -16.64   -8.22     4.42      3.95

Templeton Growth
Securities: Service Class II        03/15/1994     8.650047     -9.40  -29.33   -9.64   -4.29      n/a      3.55

Touchstone Balanced Fund            02/24/1995     9.054386     -1.96  -12.18    -.85     .75      n/a      7.34

Touchstone Bond Fund                01/01/1999    10.573845      1.00    7.81    6.74     n/a      n/a      4.30

Touchstone Emerging Growth Fund     11/21/1994     7.363222     -3.99  -27.95   -8.82     .73      n/a      8.22

Touchstone Enhanced 30 Fund         05/17/1999     7.855398     -3.87  -27.94  -14.94     n/a      n/a    -10.51

Touchstone Growth & Income Fund     01/01/1999     7.790829     -5.61  -24.67   -6.21     n/a      n/a     -4.46

Touchstone Growth/Value Fund        05/01/2001     8.085157      1.63  -31.89     n/a     n/a      n/a    -27.08

Touchstone High Yield Fund          05/17/1999    10.288950      5.65    5.04    5.22     n/a      n/a       .35

Touchstone International Equity
Fund                                02/24/1995     6.836061    -11.84  -32.75  -27.81  -12.90      n/a     -2.52

Touchstone Large Cap Growth Fund    05/01/2001     7.708131     -1.04  -33.28     n/a     n/a      n/a    -25.53

Touchstone Small Cap Value          05/01/1999     7.630412     -4.50  -28.18  -18.67     n/a      n/a     -7.12

Touchstone Value Plus Fund          05/01/1998     7.479997     -4.06  -30.35  -11.51     n/a      n/a     -4.82

Van Kampen LIT Comstock             09/18/2000     8.995821     -5.30  -27.27     n/a     n/a      n/a     -6.68

Van Kampen LIT Emerging Growth      09/18/2000     9.533305       .16  -29.56     n/a     n/a      n/a    -34.28

Putnam VT Voyager Fund II-
Class IB                            07/30/2001  -37.43     n/a     n/a    -31.28

Scudder EAFE Equity Index:
Class B                             05/07/2002     n/a     n/a     n/a    -39.71

Scudder Equity 500 Index:
Class B                             05/07/2002     n/a     n/a     n/a    -29.87

Scudder Small Cap Index:
Class B                             05/07/2002     n/a     n/a     n/a    -38.17

Templeton Foreign
Securities: Service Class II        01/07/2003     n/a     n/a     n/a    -63.71

Templeton Growth
Securities: Service Class II        01/07/2003     n/a     n/a     n/a    -64.59

Touchstone Balanced Fund            05/07/2002     n/a     n/a     n/a    -19.23

Touchstone Bond Fund                05/07/2002     n/a     n/a     n/a     -2.62

Touchstone Emerging Growth Fund     05/07/2002     n/a     n/a     n/a    -36.87

Touchstone Enhanced 30 Fund         05/07/2002     n/a     n/a     n/a    -32.18

Touchstone Growth & Income Fund     05/07/2002     n/a     n/a     n/a    -33.28

Touchstone Growth/Value Fund        05/07/2002     n/a     n/a     n/a    -29.21

Touchstone High Yield Fund          05/01/2002     n/a     n/a     n/a     -5.43

Touchstone International Equity
Fund                                05/07/2002     n/a     n/a     n/a    -42.21

Touchstone Large Cap Growth Fund    05/07/2002     n/a     n/a     n/a    -33.32

Touchstone Small Cap Value          05/07/2002     n/a     n/a     n/a    -33.80

Touchstone Value Plus Fund          05/07/2002     n/a     n/a     n/a    -36.19

Van Kampen LIT Comstock             01/07/2003     n/a     n/a     n/a    -56.60

Van Kampen LIT Emerging Growth      01/07/2003     n/a     n/a     n/a    -43.82

Van Kampen UIF Emerging Markets
Equity                              10/01/1996     8.985860     -7.78  -25.76  -24.00   -8.62      n/a     -6.99

Van Kampen UIF Emerging Markets
Debt                                06/17/1997    12.079072      5.98    7.94    8.19    3.15      n/a      3.58

Van Kampen UIF U.S. Real Estate     03/03/1997    10.056091       .61   -8.06    9.95    3.25      n/a      5.01

Van Kampen UIT Bandwidth &
Telecommunications                  01/12/2001     1.916535     -7.88  -71.66     n/a     n/a      n/a    -66.93

Van Kampen UIT Biotechnology &
Pharmaceutical                      01/12/2001     6.768215      5.15  -23.70     n/a     n/a      n/a    -16.56

Van Kampen UIT Morgan Stanley
High-Tech 35                        01/12/2001     5.403519      -.64  -37.00     n/a     n/a      n/a    -34.28

Van Kampen UIT Morgan Stanley
U.S. Multinational                  01/12/2001     5.394138     -3.93  -42.53     n/a     n/a      n/a    -27.75

Select Ten Plus Investment
Division - June                     06/30/1998     8.491090     -7.92  -23.34   -4.01     n/a      n/a     -3.38

Select Ten Plus Investment
Division - September                09/30/1998     8.923560    -10.33  -22.73   -2.37     n/a      n/a     -2.50

Select Ten Plus Investment
Division - December                 12/30/1998     7.752880    -11.57  -26.78   -5.59     n/a      n/a     -5.81

Select Ten Plus Investment
Division - March                    03/30/1999     8.528160     -7.31  -20.71   -2.61     n/a      n/a     -3.90

Van Kampen UIF Emerging Markets
Equity                              01/07/2003     n/a     n/a     n/a    -58.55

Van Kampen UIF Emerging Markets
Debt                                07/30/2001     .94     n/a     n/a      8.36

Van Kampen UIF U.S. Real Estate     07/30/2001  -15.06     n/a     n/a     -3.60

Van Kampen UIT Bandwidth &
Telecommunications                  07/30/2001  -78.66     n/a     n/a    -73.27

Van Kampen UIT Biotechnology &
Pharmaceutical                      07/30/2001  -30.70     n/a     n/a    -25.16

Van Kampen UIT Morgan Stanley
High-Tech 35                        07/30/2001  -44.00     n/a     n/a    -36.17

Van Kampen UIT Morgan Stanley
U.S. Multinational                  07/30/2001  -49.53     n/a     n/a    -36.38

Select Ten Plus Investment
Division - June                     06/30/1998  -30.34     n/a     n/a     -4.36

Select Ten Plus Investment
Division - September                09/30/1998  -29.73     n/a     n/a     -3.49

Select Ten Plus Investment
Division - December                 12/30/1998  -33.78     n/a     n/a     -6.98

Select Ten Plus Investment
Division - March                    03/30/1999  -27.71     n/a     n/a     -5.05

PART 10 - FINANCIAL STATEMENTS


Ernst & Young LLP, 250 East Fifth Street, Cincinnati Ohio 45202, is our independent auditor and serves as independent auditor of the Separate Accounts. Ernst & Young LLP on an annual basis will audit certain financial statements prepared by management and express an opinion on such financial statements based on their audits.


The financial statements of Separate Account II and Separate Account Ten as of December 31, 2002, and for the periods indicated in the financial statements, and the statutory-basis financial statements of Integrity as of and for the years ended December 31, 2002 and 2001 included herein have been audited by Ernst & Young LLP as set forth in their reports.


The financial statements of Integrity should be distinguished from the financial statements of the Separate Accounts and should be considered only as they relate to the ability of Integrity to meet its obligations under the contracts. They shouldn't be considered as relating to the investment performance of the assets held in the Separate Accounts.

PROSPECTUS

                                    PINNACLE
                        FLEXIBLE PREMIUM VARIABLE ANNUITY
                   issued by INTEGRITY LIFE INSURANCE COMPANY

This prospectus describes flexible premium variable annuity contracts offered to individuals and to groups by Integrity Life Insurance Company, a subsidiary of The Western and Southern Life Insurance Company (W&S). The contracts (collectively, a CONTRACT) provide several types of benefits, some of which have tax-favored status under the Internal Revenue Code of 1986, as amended. Two separate accounts, Separate Account II and Separate Account Ten, fund the variable annuity contract. You may allocate contributions to various available investment divisions of the Separate Accounts, called Variable Account Options, or to our Fixed Accounts, or both. The Variable Account Options and Fixed Accounts are together referred to as INVESTMENT OPTIONS.

Your contributions to the Variable Account Options of Separate Account II are invested in shares of the Portfolios of corresponding mutual funds.


FIDELITY VIP FUNDS
Fidelity VIP Contrafund
Fidelity VIP Equity-Income
Fidelity VIP Growth
Fidelity VIP Growth & Income
Fidelity VIP Growth Opportunities
Fidelity VIP Mid-Cap
Fidelity VIP Money Market

FRANKLIN TEMPLETON VIP TRUST
Franklin Growth and Income Securities
Franklin Income Securities
Franklin Large Cap Growth Securities
Mutual Shares Securities
Templeton Foreign Securities
Templeton Growth Securities

JANUS ASPEN SERIES
Janus Aspen Series Growth
Janus Aspen Series Mid Cap Growth
Janus Aspen Series Worldwide Growth

J.P. MORGAN SERIES TRUST II
J.P. Morgan Bond
J.P. Morgan International Opportunities

MFS FUNDS
MFS Capital Opportunities
MFS Emerging Growth
MFS  Investors Growth Stock
MFS Investors Trust
MFS Mid Cap Growth
MFS New Discovery

SCUDDER VIT FUNDS
Scudder EAFE Equity Index Fund
Scudder Equity 500 Index Fund
Scudder Small Cap Index Fund

PUTNAM FUNDS
Putnam VT Discovery Growth Fund
Putnam VT The George Putnam Fund of Boston
Putnam VT Growth and Income Fund
Putnam VT International Equity Fund
Putnam VT New Opportunities Fund
Putnam VT Small Cap Value Fund
Putnam VT Voyager Fund

TOUCHSTONE VARIABLE SERIES TRUST
Touchstone Balanced Fund
Touchstone Baron Small Cap Fund
Touchstone Core Bond Fund
Touchstone Emerging Growth Fund
Touchstone Enhanced 30 Fund
Touchstone Growth & Income Fund
Touchstone High Yield Fund
Touchstone Large Cap Growth Fund
Touchstone Money Market Fund
Touchstone Third Avenue Value Fund
Touchstone Value Plus Fund

VAN KAMPEN PORTFOLIOS
Van Kampen LIT Comstock
Van Kampen LIT Emerging Growth
Van Kampen UIF Emerging Markets Debt
Van Kampen UIF Emerging Markets Equity
Van Kampen UIF U.S. Real Estate

SELECT TEN PLUS DIVISIONS
Select Ten Plus Division - March
Select Ten Plus Division - June
Select Ten Plus Division - September
Select Ten Plus Division - December

Part I of this prospectus describes the contract and provides background information about the Separate Accounts. Part II of this prospectus (beginning on page 43) provides information about the investment activities and operations of the Select Ten Plus Divisions, including their investment policies.

We also offer Guaranteed Rate Options (GROs) and a Systematic Transfer Option
(STO), together referred to as FIXED ACCOUNTS. The money you put into a GRO earns a fixed interest rate that we declare at the beginning of the duration you select. A MARKET VALUE ADJUSTMENT will be made for withdrawals, surrenders, transfers and certain other transactions made before your GRO Account expires. However, your value under a GRO can't be decreased below an amount equal to your contribution less withdrawals plus interest at the Guaranteed Interest Rate. Withdrawal charges and an annual administrative charge may apply, and may invade principal. Your allocation to the STO earns a fixed interest rate that we declare each calendar quarter, guaranteed never to be less than the Minimum Interest Rate. YOU MUST TRANSFER ALL CONTRIBUTIONS YOU MAKE TO THE STO INTO OTHER INVESTMENT OPTIONS WITHIN ONE YEAR OF CONTRIBUTION ON A MONTHLY OR QUARTERLY BASIS.


This prospectus contains information about the contract that you should know before investing. You should read this prospectus and any supplements, and retain them for future reference. This prospectus isn't valid unless provided with the current Portfolio prospectuses, which you should also read.

For further information and assistance, contact our Administrative Office at Integrity Life Insurance Company, P.O. Box 740074, Louisville, Kentucky 40201-0074. Our express mail address is Integrity Life Insurance Company, 515 West Market Street, Louisville, Kentucky 40202-3319. You may also call us at 1-800-325-8583.


Registration statements relating to the contract, which include a Statement of Additional Information (SAI) dated May 1, 2003, have been filed with the Securities and Exchange Commission. The SAI is incorporated by reference into this prospectus. A free copy of the SAI is available by writing to or calling our Administrative Office. The table of contents for the SAI is found in Appendix C.


*NOTE: A CONTRACT ISSUED IN OREGON WILL BE A SINGLE PREMIUM VARIABLE ANNUITY RATHER THAN A FLEXIBLE PREMIUM VARIABLE ANNUITY. ALL REFERENCES TO FLEXIBLE CONTRIBUTIONS ARE SINGLE CONTRIBUTIONS FOR ANY CONTRACT ISSUED IN OREGON.

THE CONTRACT IS NOT A DEPOSIT OR OTHER OBLIGATION OF, OR GUARANTEED BY, ANY BANK, NOR IS IT INSURED BY THE FDIC. IT IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE CONTRACT OR PASSED ON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

YOU CAN REVIEW AND COPY INFORMATION ABOUT THE CONTRACT AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. FOR HOURS OF OPERATION OF THE PUBLIC REFERENCE ROOM, PLEASE CALL 1-800-SEC-0330. YOU MAY ALSO OBTAIN INFORMATION ABOUT THE CONTRACT ON THE SEC'S INTERNET SITE AT http://www.sec.gov. COPIES OF THAT INFORMATION ARE ALSO AVAILABLE, AFTER PAYING A DUPLICATING FEE, BY ELECTRONIC REQUEST TO publicinfo@sec.gov OR BY WRITING THE SEC'S PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20459-0102.


The date of this prospectus is May 1, 2003.

                                TABLE OF CONTENTS


                                                                            PAGE
PART I

SECTION 1 - SUMMARY

Your Variable Annuity Contract                                                 8
Your Benefits                                                                  8
How Your Contract is Taxed                                                     8
Your Contributions                                                             8
Your Investment Options                                                        8
Variable Account Options                                                       8
Account Value, Adjusted Account Value and Cash Value                           9
Transfers                                                                      9
Charges and Fees                                                               9
Withdrawals                                                                    9
Your Initial Right to Revoke                                                   9
Risk/Return Summary:  Investments and Risks                                   10
Table of Annual Fees and Expenses                                             11
Examples                                                                      12

SECTION 2 - INTEGRITY AND THE SEPARATE ACCOUNTS

Integrity Life Insurance Company                                              13
The Separate Accounts and the Variable Account Options                        13
Assets of Our Separate Accounts                                               13
Changes In How We Operate                                                     13

SECTION 3 - YOUR INVESTMENT OPTIONS

Investment Options                                                            14
Fixed Accounts                                                                23
     Guaranteed Rate Options                                                  23
       Renewals of GRO Accounts                                               24
       Market Value Adjustments                                               24
     Systematic Transfer Option                                               25

SECTION 4 - DEDUCTIONS AND CHARGES

Separate Account Charges                                                      25
Annual Administrative Charge                                                  25
Portfolio and Division Charges                                                25
Reduction or Elimination of Separate Account or Administrative Charges        26
State Premium Tax Deduction                                                   26
Contingent Withdrawal Charge                                                  26
Reduction or Elimination of the Contingent Withdrawal Charge                  26
Transfer Charge                                                               27
Hardship Waiver                                                               27
Tax Reserve                                                                   27

SECTION 5 - TERMS OF YOUR VARIABLE ANNUITY

Contributions Under Your Contract                                             27
Your Account Value                                                            28
Units in Our Separate Accounts                                                28
How We Determine Unit Value                                                   28
Transfers                                                                     29

Excessive Trading                                                             30
Specific Notice Regarding the Use of this Annuity for Market Timing of
  Investments                                                                 30
Withdrawals                                                                   31
Assignments                                                                   31
Death Benefits and Similar Benefit Distributions                              31
Annuity Benefits                                                              32
Annuities                                                                     32
Fixed Annuity Payments                                                        32
Timing of Payment                                                             33
How You Make Requests and Give Instructions                                   33

SECTION 6 - VOTING RIGHTS

Portfolio Voting Rights                                                       33
How We Determine Your Voting Shares                                           33
How Portfolio Shares Are Voted                                                34
How Separate Account Ten Interests Are Voted                                  34
Separate Account Voting Rights                                                34

SECTION 7 - TAX ASPECTS OF THE CONTRACT

Introduction                                                                  34
Your Contract is an Annuity                                                   35
Taxation of Annuities Generally                                               35
Distribution-at-Death Rules                                                   36
Spousal Continuation                                                          37
Diversification Standards                                                     37
Tax-Favored Retirement Programs                                               37
Inherited IRAs                                                                37
Annuities in Qualified Plans                                                  37
Federal and State Income Tax Withholding                                      37
Impact of Taxes on Integrity                                                  38
Transfers Among Investment Options                                            38

SECTION 8 - ADDITIONAL INFORMATION

Systematic Withdrawals                                                        38
Income Plus Withdrawal Program                                                38
Dollar Cost Averaging                                                         39
Systematic Transfer Program                                                   39
Customized Asset Rebalancing                                                  39
Systematic Contributions                                                      40
Legal Proceedings                                                             40

SECTION 9 - PRIOR CONTRACTS

Death Benefit Information for Contacts Issued Before January 1, 1997          40

PART II - THE SELECT TEN PLUS DIVISIONS OF SEPARATE ACCOUNT TEN

SECTION 1 - INVESTMENT OBJECTIVE, STRATEGY AND RISK FACTORS

The Divisions                                                                                 43
Investment Objective                                                                          43
Investment Strategy                                                                           43
Dow Jones Industrial Average                                                                  45
Risk Factors                                                                                  45

SECTION 2 - PERFORMANCE INFORMATION

Performance History of the Dogs of the Dow Strategy - Comparison of Total Return              46
Performance History of the Dogs of the Dow Strategy - $10,000 Hypothetical Investment         47

SECTION 3 - CONTRACTHOLDER INFORMATION

Pricing of Units                                                                              48
Dividends and Distributions                                                                   48

SECTION 4 - MANAGEMENT

The Investment Adviser                                                                        48
The Sub-Adviser                                                                               49

APPENDIX A - FINANCIAL INFORMATION FOR THE SEPARATE ACCOUNTS                                  50
APPENDIX B - ILLUSTRATION OF A MARKET VALUE ADJUSTMENT                                        54
APPENDIX C - TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION                         57


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

                                    GLOSSARY

ACCOUNT VALUE - the value of your contract, which consists of the values of your Fixed Accounts and Variable Account Options added together.

ADJUSTED ACCOUNT VALUE - your Account Value increased or decreased by any Market Value Adjustment made to your GRO Account.

ANNUITANT - the person upon whose life an annuity benefit and death benefit are based.

BUSINESS DAY - any day that the New York Stock Exchange is open.

CASH VALUE - your Adjusted Account Value reduced by any withdrawal charges and/or any pro rata annual administrative charges that may apply.

ENHANCED RATE - a higher rate of interest we may declare for the first year of any GRO Account that exceeds the Guaranteed Interest Rate credited during the rest of the Guarantee Period.

FIXED ACCOUNTS - Guaranteed Rate Options and the Systematic Transfer Option.

GRO - Guaranteed Rate Option, which offer durations of two, three, five, seven and ten years and lock in a fixed annual effective interest rate.


GRO VALUE - the value of a GRO Account. The GRO Value at the expiration of a GRO Account, assuming you haven't withdrawn or transferred any amounts, will be the amount you put in plus interest at the Guaranteed Interest Rate, less any administrative changes.

GUARANTEED INTEREST RATE - a fixed annual interest rate that we declare for the duration of the Fixed Account Option you select.


GUARANTEE PERIOD -- the duration of your GRO Account.




INVESTMENT OPTIONS - Variable Account Options and Fixed Accounts, collectively.

MARKET VALUE ADJUSTMENT ("MVA") - an upward or downward adjustment (never below the Minimum Value) made to the value of your GRO Account for withdrawals, surrenders, transfers and certain other transactions made before the GRO Account expires.


MINIMUM INTEREST RATE - the minimum interest rate, declared in the contract, which we will credit your Fixed Accounts.

MINIMUM VALUE - an amount equal to your net allocation to a GRO Account, less withdrawals (including any associated charges or adjustments), accumulated at the Guaranteed Interest Rate, less any administrative charge.


PORTFOLIO - an investment portfolio of a mutual fund in which Separate Account II invests its assets.


RETIREMENT DATE - the date you elect annuity payments to begin. The required Retirement Date is specified in the contract.


SEPARATE ACCOUNTS - Separate Account II and Separate Account Ten of Integrity Life Insurance Company. Each Separate Account consists of assets that are segregated by Integrity and invested in Variable Account Options.

STO - Systematic Transfer Option - our STO provides a guaranteed interest rate; contributions to the STO must be transferred into other Investment Options within one year of your STO contribution.

UNIT - a measure of your ownership interest in a Variable Account Option.

UNIT VALUE - the value of each unit calculated on any Business Day.

VARIABLE ACCOUNT OPTIONS - the various investment options available to you under the contract, consisting of the Divisions and the Portfolios but not including the Fixed Accounts.

PART I

SECTION I - SUMMARY

YOUR VARIABLE ANNUITY CONTRACT

When this prospectus uses the terms "we," "our" and "us," it means Integrity Life Insurance Company (INTEGRITY). When it uses the terms "you" and "your" it means the Annuitant, who is the person upon whose life the annuity benefit and the death benefit are based. That person is usually the owner of the contract. If the Annuitant doesn't own the contract, the owner has all the rights under the contract until annuity payments begin. If there are joint owners, they share the contract rights and any changes or transactions must be signed by both of them. The death of the first joint owner will determine the timing of distribution.

If you want to invest for retirement by buying a Pinnacle Variable Annuity, complete a Customer Profile form (unless your state requires an application) and send it to us along with at least the minimum initial contribution. Because the premium is flexible, additional contributions can be any amount you choose, as long as they are above the minimum required contribution discussed below.

YOUR BENEFITS

Your contract has an Account Value, an annuity benefit and a death benefit. These benefits are described in more detail below.

Your benefits under the annuity contract may be controlled by the usual tax rules for annuities, including deferral of taxes on your investment growth until you actually make a withdrawal. You should read Part I, Section 7, "Tax Aspects of the Contract" for more information, and possibly consult a tax adviser. The contract can also provide your benefits under tax-favored retirement programs, which may be subject to special eligibility and contribution rules.

HOW YOUR CONTRACT IS TAXED

Under the current tax laws, any increases in the value of your contributions won't be considered part of your taxable income until you make a withdrawal. However, most of the withdrawals you make before you are 59 1/2 years old are subject to a 10% federal tax penalty on the taxable portion of the amounts withdrawn.

YOUR CONTRIBUTIONS

The minimum initial contribution is $1,000 ($3,000 in South Carolina and Pennsylvania). Additional contributions can be as little as $100. Some tax-favored retirement plans allow smaller contributions. For more details on contribution requirements, see Part I, Section 5, "Contributions Under Your Contract."

YOUR INVESTMENT OPTIONS

You may have your contributions placed in the Variable Account Options or in the Fixed Accounts, or place part of your contributions in each of them. The Variable Account Options and Fixed Accounts are together referred to as the INVESTMENT OPTIONS. You may have money in as many as nine different Investment Options at any one time. See "Contributions Under Your Contract" in Part I,
Section 5. The effective dates of contributions to the Select Ten Plus Divisions are subject to special rules. See "Investment Strategy" in Part II, Section 1. To select Investment Options that most closely reflect your investment goals, see Part I, Section 3, "Your Investment Options."

VARIABLE ACCOUNT OPTIONS

Each of the Variable Account Options, except the Select Ten Plus Divisions, invests in shares of an investment portfolio of a mutual fund. Each investment portfolio is referred to as a PORTFOLIO. The investment goals of each Variable Account Option are the same as the Portfolio in which it's invested. For example, if your investment goal is to save money for retirement, you might choose a GROWTH oriented Variable Account Option, which invests in a

GROWTH Portfolio. Your value in a Variable Account Option will vary with the performance of the corresponding Portfolio. For a full description of each Portfolio, see that Portfolio's prospectus and Statement of Additional Information. The Select Ten Plus Divisions invest directly in securities. For a full description of the Select Ten Plus Divisions, see Part II.

ACCOUNT VALUE, ADJUSTED ACCOUNT VALUE AND CASH VALUE


Your ACCOUNT VALUE consists of the values of your Fixed Accounts and Variable Account Options added together. Your ADJUSTED ACCOUNT VALUE is your Account Value increased or decreased by any MARKET VALUE ADJUSTMENT. Your Adjusted Account Value in the GROs can never be decreased below the Minimum Value. You'll find a discussion of Market Value Adjustment in the Guaranteed Rate Options paragraph of Part I, Section 3, "Your Investment Options." Your Cash Value is your ADJUSTED ACCOUNT VALUE reduced by any withdrawal charges or pro rata annual administrative charges that may apply. Fees and charges are discussed in more detail below.


TRANSFERS

You may transfer all or any part of your Account Value among the Investment Options, although there are some restrictions that apply. You can find these under "Transfers" in Part I, Section 5. Any transfer must be for at least $250 and may be arranged through our telephone transfer service. Transfers may also be made among certain Investment Options under the following special programs:
(i) Dollar Cost Averaging, (ii) Customized Asset Rebalancing, or (iii) transfer of your STO contributions. All of these programs are discussed in Part I,
Section 8. If you make more than twelve transfers between your Investment Options in one contract year, your account can be charged up to $20 for each transfer.

CHARGES AND FEES

If your Account Value is less than $50,000 as of the last day of any contract year before your Retirement Date, an annual administrative expense charge of $30 is deducted from your Account. A daily charge equal to an annual fee of 1.35% is deducted from the Account Value of each of your Variable Account Options to cover mortality and expense risks (1.20%) and certain administrative expenses (.15%). The charges will never be greater than this. For more information about these charges, see Part I, Section 4, "Deductions and Charges."

Investment management fees and other expenses are deducted from Separate Account Ten and from amounts Separate Account II invests in the Portfolios. The advisory fees of a Portfolio or Division can't be increased without the consent of its shareholders. See "Table of Annual Fees and Expenses" below. For a discussion about the fees of various investment advisers and sub-advisers of the Portfolios, see the Portfolio prospectuses. For a discussion about the fees of investment adviser and sub-adviser of the Divisions, see Part II, Section 4.

WITHDRAWALS

You may make withdrawals as often as you wish. Each withdrawal must be for at least $300. You may withdraw up to 10% of your Account Value each contract year with no withdrawal charges. After the first 10% within a contract year, there will be a charge for any withdrawals you make, based upon the length of time your money has been in your account. See Part I, Section 4, "Contingent Withdrawal Charge" and Part I, Section 5, "Withdrawals."

YOUR INITIAL RIGHT TO REVOKE

You can cancel your contract within ten days after you receive it by returning it to our Administrative Office. We will extend the ten-day period as required by law in certain states. If you cancel your contract, we'll return your Account Value, which may be more or less than your initial contribution. If your state requires, upon cancellation we'll return your contribution without any adjustments. We'll return the amount of any contribution to the Guaranteed Rate Option upon cancellation.

RISK/RETURN SUMMARY: INVESTMENTS AND RISKS

VARIABLE ANNUITY INVESTMENT GOALS

The investment goals of the Pinnacle Flexible Premium Variable Annuity are protecting your investment, building for retirement and providing future income. We strive to achieve these goals through extensive portfolio diversification and superior portfolio management.

RISKS

An investment in any of the Variable Account Options carries with it certain risks, including the risk that the value of your investment will decline and you could lose money. This could happen if one of the issuers of the stocks becomes financially impaired or if the stock market as a whole declines. Because most of the Variable Account Options are in common stocks, there's also the inherent risk that holders of common stock generally are behind creditors and holders of preferred stock for payments in the event of the bankruptcy of a stock issuer.

The Select Ten Plus Divisions, Third Avenue Value Portfolio, Janus Aspen Aggressive Growth Portfolio and Janus Aspen Capital Appreciation Portfolio are non-diversified, which means that they invest a large amount of their assets in a very small number of issuers. As a result, an investment in one of these Divisions or Portfolios may experience greater fluctuations in value than an investment in a diversified Portfolio. In addition, the non-diversified Divisions or Portfolios may be concentrated in one or more market sectors. Concentration may involve addition risk because of the decreased diversification of economic, financial and market risks.

There are certain risks that are specific to certain industries or market sectors. Examples of this are industries that are highly regulated and could experience declines due to burdensome regulations and industries such as the tobacco industry that are the subject of lawsuits and governmental scrutiny. Some issuers of stock refine, market and transport oil and related petroleum products. These companies face the risks of price and availability of oil, the level of demand for the products, refinery capacity and operating costs, the cost of financing the exploration for oil and the increasing expenses necessary to comply with environmental and other energy related regulations. Declining U.S. crude oil production is likely to lead to increased dependence on foreign sources of oil and to uncertain supply for refiners and the risk of unpredictable supply disruptions. In addition, future scientific advances with new energy sources could have a negative impact on the petroleum and natural gas industries.

For a complete discussion of the risks associated with an investment in any particular Portfolio, see the prospectus of that Portfolio. For a complete discussion of the risks associated with an investment in the Divisions, see Part II of this prospectus.

TABLE OF ANNUAL FEES AND EXPENSES


The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. The first table describes the fees and expenses that you will pay at the time you buy the contract, surrender the contract, or transfer cash value between investment options. State premium taxes may also be deducted.

CONTRACT OWNER TRANSACTION EXPENSES



     Sales Load on Purchases                                                $        0
     Deferred Sales Load (as a percentage of contributions)(1)              8% Maximum
     Transfer Charge (Assessed after 12 transfers in any contract year)(2)  $       20



The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including Total Annual Variable Account Option Operating Expenses.

ANNUAL ADMINISTRATIVE CHARGE


     Annual Administrative Charge*                                              $    30

     * This charge applies only if the Account Value is less than $50,000 at the end of any contract year before your Retirement Date. See "Annual Administrative Charge" in Part I, Section 4.

ANNUAL EXPENSES OF THE SEPARATE ACCOUNTS
(AS A PERCENTAGE OF SEPARATE ACCOUNT VALUE)

     Mortality and Expense Risk Charge                                      1.20%
     Administrative Expenses                                                 .15%
                                                                            ----
     Total Separate Account Annual Expenses                                 1.35%
                                                                            ====





TOTAL ANNUAL VARIABLE ACCOUNT OPTION OPERATING EXPENSES

The range of expenses that are deducted from the Variable Account Option's assets, including management fees, distribution or 12b-1 fees and other expenses are:

Minimum: 0.54%               Maximum: 2.32%

(1) Surrender charges decrease on an annual basis. See "Deductions and Charges - Contingent Withdrawal Charge" for more detail.
(2) After the first twelve transfers during a contract year, we will charge a transfer fee of $20 for each transfer. This charge does not apply to transfers made for dollar cost averaging, customized asset rebalancing, or systematic transfers. See "Deductions and Charges - Transfer Charge" for more detail.

EXAMPLE

This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, Variable Account Option fees and expenses.

This example assumes that you invest $10,000 in the contract for the time period indicated. The example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Variable Account Options. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you surrender your contract at the end of the applicable period:



1 YEAR      3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------
$ 1182.21   $ 1759.10   $ 2352.92   $ 4013.96



If you annuitize at the end of the applicable time period:



1 YEAR      3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------
$ 382.21    $ 1159.10   $ 1952.92   $ 4013.96



If you do not surrender the contract:



1 YEAR      3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------
$ 382.21    $ 1159.10   $ 1952.92   $ 4013.96

SECTION 2 - INTEGRITY AND THE SEPARATE ACCOUNTS

INTEGRITY LIFE INSURANCE COMPANY

Integrity is a stock life insurance company organized under the laws of Ohio. Our principal executive offices are located in Louisville, Kentucky. We are authorized to sell life insurance and annuities in 47 states and the District of Columbia. We sell flexible premium annuities with underlying investment options, fixed single premium annuity contracts and flexible premium annuity contracts offering both traditional fixed guaranteed interest rates along with fixed equity indexed options. Integrity is a subsidiary of W&S, a mutual life insurance company originally organized under the laws of the State of Ohio on February 23, 1888.

THE SEPARATE ACCOUNTS AND THE VARIABLE ACCOUNT OPTIONS

Under your contract, you may allocate contributions to our Separate Accounts or to our Fixed Accounts or both. Separate Account II is comprised of all of the Variable Account Options other than the Select Ten Plus Divisions. Separate Account Ten is comprised of the Select Ten Plus Divisions. The Separate Accounts are established and maintained under the insurance laws of the State of Ohio.

Separate Account II was established in 1992 and is a unit investment trust, which is a type of investment company, registered with the Securities and Exchange Commission (SEC). SEC registration doesn't mean that the SEC is involved in any way in supervising the management or investment policies of Separate Account II. Each of Separate Account II's Variable Account Options invests in shares of a corresponding Portfolio. We may establish additional Investment Options from time to time. The Variable Account Options currently available are listed in Section 3, "Your Investment Options."

Separate Account Ten was established in 1998 and is registered with the SEC as a management investment company. Registration with the SEC doesn't involve any supervision by the SEC of the management or investment policies or practices of Separate Account Ten. The Divisions invest directly in securities according to their investment objective and policies.

ASSETS OF OUR SEPARATE ACCOUNTS

Under Ohio law, we own the assets of our Separate Accounts and use them to support the variable portion of your contract and other variable annuity contracts. Annuitants under other variable annuity contracts participate in the Separate Accounts in proportion to the amounts in their contracts. We can't use the Separate Accounts' assets supporting the variable portion of these contracts to satisfy liabilities arising out of any of our other businesses. Under certain unlikely circumstances, one Variable Account Option may be liable for claims relating to the operation of another Option.

Income, gains and losses, whether realized or unrealized, from assets allocated to the Separate Accounts are credited to or charged against the Separate Accounts without regard to our other income, gains or losses. We may allow charges owed to us to stay in the Separate Accounts, and thus can participate proportionately in the Separate Accounts. Amounts in the Separate Accounts greater than reserves and other liabilities belong to us, and we may transfer them to our general account.

CHANGES IN HOW WE OPERATE

We may change how we or our Separate Accounts operate, subject to your approval when required by the Investment Company Act of 1940 (1940 ACT) or other applicable law or regulation. We'll notify you if any changes result in a material change in the underlying investments of a Variable Account Option. We may:

- add Options to, or remove Options from, our Separate Account, combine two or more Options within our Separate Accounts, or withdraw assets relating to your contract from one Option and put them into another;
-   register or end the registration of the Separate Accounts under the 1940
    Act;
- operate our Separate Accounts under the direction of a committee or discharge a committee at any time (the committee may be composed of a majority of persons who are "interested persons" of Integrity under the

    1940 Act);
- restrict or eliminate any voting rights of owners or others who have voting rights that affect our Separate Accounts;
- cause one or more Options to invest in a mutual fund other than or in addition to the Portfolios;
- operate our Separate Accounts or one or more of the Options in any other form the law allows, including a form that allows us to make direct investments. We may make any legal investments we wish. In choosing these investments, we'll rely on our own or outside counsel for advice.

SECTION 3 - YOUR INVESTMENT OPTIONS

Management fees and other expenses deducted from each Portfolio are described in that Portfolio's prospectus. Some of the Portfolios' investment advisers may compensate us for providing administrative services in connection with the Portfolios. This compensation is paid from the investment adviser's assets. FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON ANY PORTFOLIO, CALL OUR ADMINISTRATIVE OFFICE TOLL-FREE AT 1-800-325-8583.

FIDELITY

THE PORTFOLIOS' INVESTMENT ADVISER. Fidelity Management & Research Company (FMR) is a registered investment adviser under the Investment Advisers Act of 1940. It serves as the investment adviser to each Portfolio. Deutsche Asset Management, Inc. is the VIP Index 500 Portfolio's sub-adviser.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Below is a summary of the investment objectives of the Portfolios of Fidelity's VIP Funds. There are no guarantees that a Portfolio will be able to achieve its objective. YOU SHOULD READ FIDELITY'S VIP FUNDS' PROSPECTUS CAREFULLY BEFORE INVESTING.

FIDELITY VIP CONTRAFUND(R) PORTFOLIO

VIP Contrafund(R) Portfolio seeks long-term capital appreciation. FMR normally invests the Portfolio's assets primarily in common stocks. FMR invests the Portfolio's assets in securities of companies whose value FMR believes is not fully recognized by the public. The types of companies in which the Portfolio may invest include companies experiencing positive fundamental change such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earning potential has increased or is expected to increase more than generally perceived; companies that have enjoyed recent market popularity but which appear to have temporarily fallen out of favor for reasons that are considered non-recurring or short-term; and companies that are undervalued in relation to securities of other companies in the same industry.

FIDELITY VIP EQUITY-INCOME PORTFOLIO

VIP Equity-Income Portfolio seeks reasonable income. The Portfolio will also consider the potential for capital appreciation. The Portfolio seeks a yield that exceeds the composite yield on the securities comprising the S&P 500. FMR normally invests at least 65% of the Portfolio's total assets in income-producing equity securities.

FIDELITY VIP GROWTH PORTFOLIO

VIP Growth Portfolio seeks capital appreciation. FMR invests the Portfolio's assets in companies FMR believes have above-average growth potential. Growth may be measured by factors such as earnings or revenue. Companies with high growth potential tend to be companies with higher than average price/earnings (P/E) ratios. Companies with strong growth potential often have new products, technologies, distribution channels or other opportunities or have a strong industry or market position. The stocks of these companies are often called "growth" stocks.


FIDELITY VIP GROWTH & INCOME PORTFOLIO


VIP Growth & Income Portfolio seeks high total return through a combination of current income and capital appreciation. FMR normally invests a majority of the Portfolio's assets in common stocks with a focus on those that pay current dividends and show potential for capital appreciation. FMR may also invest the Portfolio's assets in bonds, including lower-quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation.

FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO

VIP Growth Opportunities Portfolio seeks to provide capital growth. FMR normally invests the Portfolio's assets primarily in common stocks. FMR may also invest the Portfolio's assets in other types of securities, including bonds, which may be lower-quality debt securities.

FIDELITY VIP MONEY MARKET PORTFOLIO

VIP Money Market Portfolio seeks to earn a high level of current income while preserving capital and providing liquidity. It invests only in high-quality, U.S. dollar denominated money market securities of domestic and foreign issuers, such as certificates of deposit, obligations of governments and their agencies, and commercial paper and notes.

FIDELITY VIP MID-CAP PORTFOLIO

FMR normally invests the VIP Mid-Cap Portfolio's assets primarily in common stocks. FMR normally invests at least 65% of the Portfolio's total assets in securities of companies with medium market capitalizations. Medium market capitalization companies are those whose market capitalization is similar to the capitalization of companies in the S&P Mid Cap 400 at the time of the investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 65% policy.

THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST ("TRUST")

Each Fund is a series of the Trust, which is a mutual fund registered with the SEC. Affiliates of Franklin Resources, Inc., which operates as Franklin Templeton Investments, serve as the investment advisors for the funds in which the portfolios invest.

FRANKLIN INCOME SECURITIES PORTFOLIO


The Franklin Income Securities Portfolio seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests corporate and government bonds and in equity securities that have attractive dividend yields.


FRANKLIN GROWTH AND INCOME SECURITIES PORTFOLIO


The Franklin Growth and Income Securities Portfolio seeks capital appreciation with a secondary goal to provide current income. Under normal market conditions, the portfolio will invest in a broadly diversified portfolio of equity securities that the portfolio's manager considers to be financially strong, but undervalued by the market.


FRANKLIN LARGE CAP GROWTH SECURITIES PORTFOLIO


The Franklin Large Cap Growth Securities Portfolio seeks capital appreciation. Under normal market conditions, the portfolio will invest at least 80% of its net assets in investments of large capitalization companies. For this portfolio, large-cap companies are those with market capitalization values (share price multiplied by the number of common stock shares outstanding) within those of the top 50% of companies in the Russell 1000 Index, at the time of purchase.


MUTUAL SHARES SECURITIES PORTFOLIO


The Mutual Shares Securities Portfolio seeks capital appreciation with a secondary goal of income. Under normal market conditions, the portfolio will invest mainly in U.S. equity securities that the manager believes are available at market prices less than their intrinsic value on certain recognized objective criteria, including undervalued stocks, restructuring companies and distressed companies.


TEMPLETON FOREIGN SECURITIES PORTFOLIO


The Templeton Foreign Securities Portfolio seeks long-term capital growth. Under normal market conditions, the portfolio will invest at least 80% of its net assets in investments, primarily equity securities, of issuers located outside the U.S., including those in emerging markets.


TEMPLETON GROWTH SECURITIES PORTFOLIO


The Templeton Growth Securities Portfolio seeks long-term capital growth. Under normal market conditions, the portfolio will invest mainly in the equity securities of companies located anywhere in the world, including those in the U.S. and emerging markets.


JANUS ASPEN SERIES

Each portfolio of the Janus Aspen Series is a mutual fund registered with the SEC. Janus Capital Corporation serves as the investment adviser to each Portfolio.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Below is a summary of the investment goals of the Portfolios of the Janus Aspen Series. There are no guarantees that these objectives will be met. YOU SHOULD READ THE JANUS ASPEN SERIES PROSPECTUSES CAREFULLY BEFORE INVESTING.


JANUS ASPEN GROWTH PORTFOLIO

Janus Aspen Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

JANUS ASPEN MID CAP GROWTH PORTFOLIO

Janus Aspen Mid Cap Growth Portfolio seeks long-term growth of capital. It is a non-diversified portfolio that pursues its objective by normally investing at least 50% of its equity assets in securities issued by medium-sized companies. Medium-sized companies are those whose market capitalization's fall within the range of companies in the S&P MidCap 400 Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalization's within the Index will vary, but as of December 31, 2002, they ranged from approximately $224 million to $13 billion.


JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO

Janus Aspen Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

J.P. MORGAN SERIES TRUST II

Each portfolio of the J.P. Morgan Series Trust II is a diversified mutual fund registered with the SEC. J.P. Morgan Investment Management Inc. is the investment adviser to the J.P. Morgan Series Trust II.


INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Below is a summary of the investment objectives of the Portfolios of the J.P. Morgan Series Trust II. There is no guarantee that these objectives will be met. YOU SHOULD READ THE PROSPECTUS FOR J.P. MORGAN SERIES TRUST II CAREFULLY BEFORE INVESTING.

J.P. MORGAN BOND PORTFOLIO

J.P. Morgan Bond Portfolio seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. Although the net asset value of the Portfolio will fluctuate, the Portfolio attempts to preserve the value of its investments to the extent consistent with its objective.

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO

J.P. Morgan International Opportunities Portfolio seeks to provide a high total return from a portfolio of equity securities of foreign companies. The Portfolio is designed for investors who have long-term investment goals and who want to diversify their investments by adding international equities, taking advantage of investment opportunities outside the U.S. The Portfolio seeks to meet its investment goal primarily through stock valuation and selection.




MFS FUNDS

Each portfolio of the MFS Variable Insurance Trust is a diversified mutual fund registered with the SEC. Massachusetts Financial Services Company is the investment adviser to the MFS Funds.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Below is a summary of the investment objectives of the Portfolios of the MFS Funds. There is no guarantee that these objectives will be met. YOU SHOULD READ THE PROSPECTUS FOR MFS VARIABLE INSURANCE TRUST CAREFULLY BEFORE INVESTING.

MFS CAPITAL OPPORTUNITIES PORTFOLIO

MFS Capital Opportunities Portfolio seeks capital appreciation by normally investing at least 65% of its net assets in common stocks and related securities. The Portfolio focuses on companies that MFS believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow.

MFS EMERGING GROWTH PORTFOLIO

MFS Emerging Growth Portfolio seeks long term growth of capital by normally investing at least 65% of its net assets in common stocks and related securities of emerging growth companies. Emerging growth companies are companies that MFS believes are either (1) early in their life cycle but which have the potential to become major enterprises, or (2) major enterprises whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment. Emerging growth companies may be of any size, and MFS would expect these companies to have products, technologies, management, markets and opportunities that will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation.

MFS INVESTORS GROWTH STOCK PORTFOLIO

MFS Investors Growth Stock Portfolio seeks to provide long-term growth of capital and future income rather than current income by investing, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies which MFS believes offer better than average prospects for long-term growth. MFS looks particularly for companies which demonstrate: (1) a strong franchise, strong cash flows and a recurring revenue stream; (2) a strong industry position where there is potential for high profit margins or substantial barriers to new entry in the industry; (3) a strong management with a clearly defined strategy; and (4) new products or services.

MFS INVESTORS TRUST PORTFOLIO

MFS Investors Trust Portfolio (formerly known as MFS Growth with Income) seeks mainly to provide long-term growth of capital, with a secondary objective of current income, by normally investing at least 65% of its net assets in common stocks and related securities. While the Portfolio may invest in companies of any size, it generally focuses on companies with larger market capitalizations that MFS believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio will also seek to generate gross income equal to approximately 90% of the dividend yield on the Standard & Poor's 500 Composite Index.

MFS MID CAP GROWTH PORTFOLIO


MFS Mid Cap Growth Portfolio seeks long term growth of capital by normally investing at least 80% of its net assets in common stocks and related securities of companies with medium market capitalization that MFS believes have above-average growth potential. Medium market capitalization companies are defined by the Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap Growth Index range at the time of the Portfolio's investment. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the Portfolio's 65% investment policy.


MFS NEW DISCOVERY PORTFOLIO

MFS New Discovery Portfolio seeks capital appreciation by normally investing at least 65% of its net assets in common stocks and related securities of emerging growth companies. Emerging growth companies are companies that MFS believes offer superior prospects for growth and are either (1) early in their life cycle but which have the potential to become major enterprises, or (2) major enterprises whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment. While emerging growth companies may be of any size, the Portfolio will generally focus on smaller cap emerging growth companies that are early in their life cycle. MFS would expect these companies to have products, technologies, management, markets and opportunities that will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation.

MFS RESEARCH PORTFOLIO


The MFS Research Portfolio seeks to provide long-term growth of capital and future income. The Portfolio invests, under normal market conditions, at least 80% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depository receipts. The Portfolio focuses on companies that MFS believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share, and superior management. The Portfolio may invest in companies of any size. The investments may include securities traded on securities exchanges or in the over-the-counter markets. The Portfolio may invest in foreign securities (including emerging market securities), through which it may have exposure to foreign currencies.


MFS TOTAL RETURN PORTFOLIO

MFS Total Return Portfolio seeks mainly to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income. The Portfolio invests in a combination of equity and fixed income securities. Under normal market conditions, the Portfolio invests (1) at least 40%, but not more than 75%, of its net assets in common stocks and related securities such as preferred stock, bonds, warrants or rights convertible into stock, and depositary receipts for those securities; and (2) at least 25% of its net assets in non-convertible fixed income securities. The Portfolio may vary the percentage of its assets invested in any one type of security, within the limits described above, in accordance with MFS's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values.

PUTNAM FUNDS

Each fund is a mutual fund registered with the SEC. Putnam Investment Management, LLC ("Putnam Management") serves as the investment adviser of each portfolio.

INVESTMENT OBJECTIVES OF THE FUNDS. Below is a summary of the investment objectives of Putnam's VT Funds.

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YOU SHOULD READ PUTNAM'S VT FUNDS' PROSPECTUS CAREFULLY BEFORE INVESTING.


PUTNAM VT DISCOVERY GROWTH FUND

The fund seeks long-term growth of capital. The fund seeks its goal by investing mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that Putnam Management believes are fast-growing and whose earnings it believes are likely to increase. The fund invests in companies of all sizes.


PUTNAM VT THE GEORGE PUTNAM FUND OF BOSTON

The fund seeks to provide a balanced investment composed of a well diversified portfolio of stocks and bonds which produce both capital growth and current income. The fund invests mainly in a combination of bonds and U.S. value stocks, with a greater focus on value stocks. Value stocks are those that Putnam Management believes are currently undervalued by the market. The fund buys bonds of governments and private companies that are mostly investment-grade in quality with intermediate to long-term maturities. Under normal market conditions, the fund invests at least 25% of the fund's total assets in fixed-income securities, including debt securities, preferred stocks and that portion of the value of convertible securities attributable to the fixed-income characteristics of those securities.

PUTNAM VT GROWTH AND INCOME FUND

The fund seeks capital growth and current income. The fund seeks its goal by investing mainly in common stocks of U.S. companies, with a focus on value stocks that offer potential for capital growth, current income, or both. Value stocks are those stocks Putnam Management believes are currently undervalued by the market. Putnam Management looks for companies undergoing positive change. It invests mainly in large companies.


PUTNAM VT INTERNATIONAL EQUITY FUND


The fund seeks capital appreciation. The fund seeks its goal by investing mainly in common stocks of companies outside the United States. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. The fund may also consider other factors it believe will cause the stock price to rise. The fund invests mainly in midsize and large companies, although it can invest in companies of any size. Although the fund emphasizes investments in developed countries, it may also invest in companies located in developing (also know as emerging) markets.

PUTNAM VT NEW OPPORTUNITIES FUND

The fund seeks long-term capital appreciation by investing mainly in common stocks of U.S. companies, with a focus on growth stocks in sectors of the economy that Putnam Management believes have high growth potential. Growth stocks are issued by companies that Putnam Management believes are fast-growing and whose earnings it believes are likely to increase over time.

PUTNAM VT SMALL CAP VALUE FUND

The fund seeks capital appreciation. The fund seeks its goal by investing in at least 80% of its assets in small companies of a size similar to those in the Russell 2000 Index, an index that measures the performance of small companies. Value stocks are those that Putnam Management believes are currently undervalued by the market. Putnam Management looks for companies undergoing positive change.

PUTNAM VT VOYAGER FUND

The fund seeks capital appreciation by investing mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that Putnam Management believes are fast-growing and whose earnings it believes are likely to increase over time.




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SCUDDER VIT FUNDS

The investment adviser for the Scudder VIT Funds is Deutsche Asset Management, Inc. (DeAM). DeAM is a broad-based global investment firm that provides asset management capabilities to a variety of institutional clients worldwide. DeAM presence in all of the major investment markets gives its clients a global network and product range. DeAM manages U.S., international, emerging markets, and fixed income investments and is a leader in index strategies.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Following is a summary of the investment objectives of the Scudder Asset Management VIT Funds. We can't guarantee that these objectives will be met. YOU SHOULD READ THE SCUDDER ASSET MANAGEMENT VIT FUNDS PROSPECTUSES CAREFULLY BEFORE INVESTING.

SCUDDER VIT EAFE(R) EQUITY INDEX FUND

The EAFE(R) Equity Index Fund seeks to match, as closely as possible (before expenses are deducted), the performance of the EAFE(R) Index, which measures international stock market performance. The Fund attempts to invest in stocks and other securities that are representative of the EAFE(R) Index as a whole.

SCUDDER VIT EQUITY 500 INDEX FUND

The Equity 500 Index Fund seeks to match, as closely as possible (before expenses are deducted), the performance of the S&P 500 Index, which emphasizes stocks of large U.S. companies. The Fund attempts to invest in stocks and other securities that are representative of the S&P 500 Index as a whole.

SCUDDER VIT SMALL CAP INDEX FUND

The Small Cap Index Fund seeks to match, as closely as possible (before expenses are deducted), the performance of the Russell 2000 Index, which emphasizes stocks of small U.S. companies. The Fund attempts to invest in stocks and other securities that are representative of the Russell 2000 Index as a whole.

TOUCHSTONE VARIABLE SERIES TRUST


Each portfolio of the Touchstone Variable Series Trust is an open-end, diversified management investment company. Touchstone Advisors, Inc. is the investment adviser of each fund. OpCap Advisors is the sub-advisor for the Balanced Fund. BAMCO, Inc a subsidiary of Baron Capital Group, Inc. is the sub-adviser for the Baron Small Cap Fund. Ft. Washington Investment Advisors, Inc. is the sub-adviser for the Core Bond, High Yield, Money Market and Value Plus. Westfield Capital Management, Inc./TCW Investment Management Company is the sub-adviser for the Emerging Growth Fund. Todd Investment Advisors is the sub-adviser for the Enhanced 30 Fund. Deutsche Investment Management (Americas) Inc. is the sub-adviser for the Growth & Income Fund. Harris Bretall Sullivan and Smith LLC is the sub-adviser for the Large Cap Growth Fund. Third Avenue Management, LLC is the sub-adviser for the Third Avenue Value Fund.


TOUCHSTONE BALANCED FUND


Touchstone Balanced Fund seeks to achieve both an increase in share price and current income by investing in both equity securities (generally about 60% of total assets) and debt securities (generally about 40%, but at least 25%). The Fund may also invest up to one-third of its assets in securities of foreign companies, and up to 15% in securities of companies in emerging market countries. In choosing equity securities for the Fund, the portfolio manager will seeks companies that are in a strong position within their industry, are owned in part by management and are selling at a price lower than the company's intrinsic value. Debt securities are also chosen using a value style, and will be rated investment grade or at the two highest levels of non-investment grade. The portfolio manager will focus on higher yielding securities, but will also consider expected movements in interest rates and industry position.

TOUCHSTONE BARON SMALL CAP FUND

Touchstone Baron Small Cap Fund seeks long-term capital appreciation. It invests primarily (at least 80% of total

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assets) in common stocks of smaller companies with market values under $2.5 billion selected for their capital appreciation potential. In making investment decisions for the Fund, the portfolio manager seeks securities believed to have
(1) favorable price to value characteristics based on the portfolio manager's assessment of their prospects for future growth and profitability, and (2) the potential to increase in value at least 50% over two subsequent years.


TOUCHSTONE CORE BOND FUND


Touchstone Core Bond Fund seeks to provide a high level of current income as is consistent with the preservation of capital by investing primarily in high-quality investment grade debt securities (at least 65% of total assets). The Fund invests in mortgage-related securities (up to 60%), asset-backed securities, U.SGREATER THAN government securities and corporate debt securities. In making investment decisions for the Fund, the portfolio manager analyzes the overall investment opportunities and risks in different sectors of the debt securities markets by focusing on maximizing total return while reducing volatility.


TOUCHSTONE EMERGING GROWTH FUND


Touchstone Emerging Growth Fund seeks to increase the value of fund shares. The Fund invests primarily in small cap companies, but may invest in mid cap stocks. It primarily invests the common stock of small to mid-size rapidly growing U.S. companies. The Fund is sub-advised by tow separate management teams - one that specializes in growth, the other in value. Emerging growth companies can include companies that have earnings that the portfolio manager believes may grow faster than the U.S. economy in general, due to new products, management changes at the company or economic shocks that may affect earnings and stock prices. Emerging growth companies can also include companies that are believed to be undervalued, including those with unrecognized asset values, undervalued growth or those undergoing turnaround.


TOUCHSTONE ENHANCED 30 FUND


Touchstone Enhanced 30 Fund seeks to achieve a total return which is higher than the total return of the Dow Jones Industrial Average ("DJIA"). The Fund's portfolio is based on the 30 stocks that compromise the DJIA. The DJIA is a measurement of general market price movement for 30 widely held stocks. The portfolio manager seeks to surpass the total return of the DJIA by substituting stocks that offer above average growth potential for those stocks in the DJIA that appear to have less growth potential. The Fund's portfolio will at all times consist of 30 stocks and up to one-third of these holdings may represent substituted stocks in the enhanced portion of the portfolio.





TOUCHSTONE GROWTH & INCOME FUND


Touchstone Growth & Income Fund seeks to increase the value of fund shares over the long-term, while receiving dividend income, by investing at least 50% of total assets in dividend paying common stock, preferred stocks and convertible securities in a variety of industries. The portfolio manager may purchase securities that do not pay dividends (up to 50%) but which are expected to increase in value or produce high income payments in the future. The portfolio manager invests in stocks with lower valuations than the broad market that are believed to have long-term dividend and earning fundamentals.


TOUCHSTONE HIGH YIELD FUND


Touchstone High Yield Fund seeks to achieve a high level of current income as its main goal, with capital appreciation as a secondary consideration. The fund invests primarily (at least 80% of total assets) in non-investment grade debt securities of domestic corporations. Non-investment grade securities are often referred to as "junk bonds" and are considered speculative.





TOUCHSTONE LARGE CAP GROWTH FUND


Touchstone Large Cap Growth Fund seeks long-term capital by investing primarily (at least 80% of total assets) in stocks of established companies with proven records of superior and consistent earnings growth. In selecting equity securities for the Fund, the portfolio manager looks for successful companies which have exhibited superior growth in revenues and earnings, strong product line, and proven management ability over a variety of market cycles.

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TOUCHSTONE MONEY MARKET FUND


Touchstone Money Market Fund seeks high current income, consistent with liquidity and stability of principal by investing primarily (at least 80% of total assets) in high-quality money market instruments. The Fund is a money market fund and tries to maintain a constant share price of $1.00 per share, although there is no guarantee that it will do so.

TOUCHSTONE THIRD AVENUE VALUE FUND

Touchstone Third Avenue Value fund seeks long-term capital appreciation. It is a non-diversified fund that seeks to achieve its objective mainly by investing in common stocks of well-financed companies (companies without significant debt in comparison to their cash resources) at a substantial discount to what the portfolio manager believes is their true value. The Fund also seeks to acquire senior securities, such as preferred stock and debt instruments, that are believed to be undervalued. The Fund invests in companies regardless of market capitalization. The mix of the Fund's investments at any time will depend on the industries and types of securities that the portfolio manager believes hold the most value.


TOUCHSTONE VALUE PLUS FUND


Touchstone Value Plus Fund seeks to increase value of the fund shares over the long-term by investing primarily (at least 65% of total assets) in common stock of larger companies that the portfolio manager believes are undervalued. In choosing undervalued stocks, the portfolio manager looks for companies that have proven management and unique features or advantages, but are believed to be priced lower than their true value. These companies may not pay dividends. Approximately 70% of total assets will generally be invested in large cap companies and approximately 30% will generally be invested in mid cap companies.


VAN KAMPEN PORTFOLIOS

INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Below is a summary of the investment objectives of the Van Kampen Portfolios. There is no guarantee that these objectives will be met. YOU SHOULD READ THE VAN KAMPEN PROSPECTUS CAREFULLY BEFORE INVESTING.

VAN KAMPEN LIT PORTFOLIOS

Van Kampen Investments is the investment adviser for each of the LIT Portfolios.

VAN KAMPEN LIT COMSTOCK PORTFOLIO


The Portfolio's investment objective and strategy is to seek capital growth and income through investment in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers.





VAN KAMPEN LIT EMERGING GROWTH PORTFOLIO


The Portfolio's investment objective and strategy is to seek capital appreciation. Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio/s investment objective by investing at least 65% of the Portfolio's total assets in common stocks of companies the investment adviser believes to be emerging growth companies.


VAN KAMPEN UIF PORTFOLIOS

Morgan Stanley Dean Witter Investment Management, Inc. is the investment adviser for each of UIF Portfolios.

VAN KAMPEN UIF EMERGING MARKETS DEBT PORTFOLIO

Van Kampen UIF Emerging Markets Debt Portfolio seeks high total return by investing primarily in fixed income

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securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Using macroeconomic and fundamental analysis, the adviser seeks to identify developing countries that are believed to be undervalued and have attractive or improving fundamentals. After the country allocation is determined, the sector and security selection is made within each country.

VAN KAMPEN UIF EMERGING MARKETS EQUITY PORTFOLIO

The Portfolios investment objective and strategy is to seek long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries. Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in equity securities of issuers located in emerging market countries.

VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO

Van Kampen UIF U.S. Real Estate Portfolio seeks to achieve above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs") and real estate operating companies.




FOR COMPLETE INFORMATION ABOUT THE SELECT TEN PLUS DIVISIONS OF SEPARATE ACCOUNT TEN, INCLUDING THE RISKS ASSOCIATED WITH THEIR INVESTMENTS, SEE "INVESTMENT OBJECTIVE," "INVESTMENT STRATEGY" AND "RISK FACTORS" IN PART II, SECTION 1. FOR EXPENSE INFORMATION, SEE PART II, SECTION 4 ENTITLED "MANAGEMENT OF SEPARATE ACCOUNT TEN."

FIXED ACCOUNTS

FOR VARIOUS LEGAL REASONS, GRO CONTRACTS HAVEN'T BEEN REGISTERED UNDER THE 1940 ACT OR THE SECURITIES ACT OF 1933 ("1933 ACT"). THUS, NEITHER THE GRO CONTRACTS NOR OUR GENERAL ACCOUNT, WHICH GUARANTEES THE VALUES AND BENEFITS UNDER THOSE CONTRACTS, ARE GENERALLY SUBJECT TO REGULATION UNDER THE PROVISIONS OF THE 1933 ACT OR THE 1940 ACT. ACCORDINGLY, WE HAVE BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HASN'T REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE GROS OR THE GENERAL ACCOUNT. DISCLOSURES REGARDING THE GROS OR THE GENERAL ACCOUNT MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.

GUARANTEED RATE OPTIONS


We offer GROs with durations of two, three, five, seven and ten years. We can change the durations available from time to time. When you put money in a GRO, that locks in a fixed effective annual interest rate that we declare (GUARANTEED INTEREST RATE) for the duration you select. The duration of your GRO Account is the GUARANTEE PERIOD. Each contribution or transfer to a GRO establishes a new GRO Account for the duration you choose at the then-current Guaranteed Interest Rate we declare. We won't declare an interest rate less than the Minimum Interest Rate. Each GRO Account expires at the end of the duration you have selected. See "Renewals of GRO Accounts" below. All contributions you make to a GRO Account are placed in a non-unitized separate account. Values and benefits under your GRO contract are guaranteed by the reserves in our GRO separate account as well as by our General Account.


The value of each of your GRO Accounts is referred to as a GRO VALUE. The GRO Value at the expiration of the GRO Account, assuming you haven't transferred or withdrawn any amounts, will be the amount you put in plus interest at the Guaranteed Interest Rate. We credit interest daily at an effective annual rate equal to the Guaranteed Interest Rate.

We may declare a higher rate of interest in the first year of any GRO Account that exceeds the Guaranteed Interest Rate credited during the rest of the Guarantee Period (ENHANCED RATE). This Enhanced Rate will be guaranteed for the Guaranteed Period's first year and is declared at the time of purchase. We can declare and credit additional interest based on Contribution, Account Value, withdrawal dates, economic conditions or on any other lawful, nondiscriminatory basis (ADDITIONAL INTEREST). Any Enhanced Rate and Additional Interest credited to your GRO Account will be separate from the Guaranteed Interest Rate and not used in the Market Value Adjustment formula.

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THE ENHANCED RATE OR ADDITIONAL INTEREST MAY NOT BE AVAILABLE IN CERTAIN STATES.

Each group of GRO Accounts of the same duration is considered one GRO. For example, all of your three-year GRO Accounts are one GRO while all of your five-year GRO Accounts are another GRO, even though they may have different maturity dates.

You can get our current Guaranteed Interest Rates by calling our Administrative Office.

ALLOCATIONS TO GROS CAN'T BE MADE UNDER CONTRACTS ISSUED IN CERTAIN STATES. THE TEN-YEAR GRO ISN'T AVAILABLE IN OREGON.

RENEWALS OF GRO ACCOUNTS. When a GRO Account expires, we'll set up a new GRO Account for the same duration as your old one, at the then-current Guaranteed Interest Rate, unless you withdraw your GRO Value or transfer it to another Investment Option. We'll notify you in writing before your GRO Accounts expire. You must tell us before the expiration of your GRO Accounts if you want to make any changes.

The effective date of a renewal of a GRO Account will be the expiration date of the old GRO Account. If a GRO Account expires and it can't be renewed for the same duration, the new GRO Account will be set up for the next shortest duration. For example, if your expiring GRO Account was for 10 years and when it expires we don't offer a 10-year GRO, but we do offer a seven-year GRO, your new one will be for seven years. You can tell us if you want something different within 30 days before the GRO Account expires. You may not choose, and we won't renew, a GRO Account that expires after your Retirement Date.


MARKET VALUE ADJUSTMENTS. A MARKET VALUE ADJUSTMENT is an adjustment, either up or down, that we make to your GRO Value if you make an early withdrawal or transfer from your GRO Account. No Market Value Adjustment is made for free withdrawal amounts or for withdrawals or transfers made within 30 days of the expiration of the GRO Account. In addition, we won't make a Market Value Adjustment for a death benefit or when withdrawals are taken to meet Minimum Required Distribution rules. The market adjusted value may be higher or lower than the GRO Value, but will never be less than the MINIMUM VALUE. Minimum Value is an amount equal to your contribution to the GRO Account, less previous withdrawals (and associated charges) from the GRO Account plus the Guaranteed Interest Rate, less any applicable administrative charges. Withdrawal charges and the administrative expense charge could take away part of your principal.


The Market Value Adjustment we make to your GRO Account is based on the changes in our Guaranteed Interest Rate. If our Guaranteed Interest Rate has increased since the time of your investment, the Market Value Adjustment will reduce your GRO Value (but not below the Minimum Value). On the other hand, if our Guaranteed Interest Rate has decreased since the time of your investment, the Market Value Adjustment will increase your GRO Value.

The Market Value Adjustment (MVA) for a GRO Account is determined under the following formula:

     MVA = GRO Value X [(1 + A)(POWER OF N/12) /
           (1 + B + .0025)(POWER OF N/12) - 1], where

     A is the Guaranteed Interest Rate being credited to the GRO Account subject to the Market Value Adjustment,

     B is the current Guaranteed Interest Rate, as of the effective date of the Market Value Adjustment, for current allocations to a GRO Account, with a duration that is equal to the number of whole months remaining in your GRO Account. Subject to certain adjustments, if that remaining period isn't equal to an exact period for which we have declared a new Guaranteed Interest Rate, B will be determined by a formula that finds a value between the Guaranteed Interest Rates for GRO Accounts of the next highest and next lowest durations.

     N is the number of whole months remaining in your GRO Account.

For contracts issued in certain states, the formula will be adjusted to comply with state requirements.

If for any reason we are no longer declaring current Guaranteed Interest Rates, then for purposes of determining B we'll use the yield to maturity of U. S. Treasury Notes with the same remaining term as your GRO Account, using

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a formula to find a value when necessary, in place of the current Guaranteed
Interest Rate or Rates.

For illustrations of the application of the Market Value Adjustment formula, see Appendix B.

SYSTEMATIC TRANSFER OPTION


We also offer a Systematic Transfer Option that guarantees an interest rate that we declare in advance for each calendar quarter. This interest rate applies to all contributions made to the STO Account during the calendar quarter for which the rate has been declared. You MUST transfer all STO contributions into other Investment Options within one year of your most recent STO contribution. Transfers are automatically made in approximately equal quarterly or monthly installments of at least $1,000 each. You can't transfer from other Investment Options into the STO. Normal contingent withdrawal charges apply to withdrawals from the STO. We guarantee that the STO's effective annual yield will never be less than the Minimum Interest Rate. See "Systematic Transfer Program" in Part I, Section 8 for details on this program. This option may not be available in some states.


New contributions to a Select Ten Plus Division can be held in the STO or another Investment Option until the next available Investment Date. You can also tell us to transfer approximately equal quarterly installments of at least $1,000 each over a one-year period from the STO to each of the four Divisions. We can hold new contributions received less than five Business Days before any Division's Investment Date, and put in the STO, in the STO until the following Investment Date. See Part II for important information on the Divisions.

SECTION 4 - DEDUCTIONS AND CHARGES

SEPARATE ACCOUNT CHARGES

We deduct a daily expense amount from the Unit Value equal to an effective annual rate of 1.35% of your Account Value in the Variable Account Options. This daily expense rate can't be increased without your consent. Of the 1.35% total charge, .15% is used to reimburse us for administrative expenses not covered by the annual administrative charge described below. We deduct the remaining 1.20% for assuming the expense risk (.85%) and the mortality risk (.35%) under the contract. The expense risk is the risk that our actual expenses of administering the contract will exceed the annual administrative expense charge. Mortality risk, as used here, refers to the risk we take that annuitants, as a class of persons, will live longer than estimated and we will be required to pay out more annuity benefits than anticipated. The relative proportion of the mortality and expense risk charge may be changed, but the total 1.20% effective annual risk charge can't be increased.

We may realize a gain from these daily charges to the extent they aren't needed to meet the actual expenses incurred.

ANNUAL ADMINISTRATIVE CHARGE

If your Account Value is less than $50,000 on the last day of any contract year before your Retirement Date, we charge an annual administrative charge of $30. This charge is deducted pro rata from your Account Value in each Investment Option. The part of the charge deducted from the Variable Account Options reduces the number of Units we credit to you. The part of the charge deducted from the Fixed Accounts is withdrawn in dollars. The annual administrative charge is pro-rated in the event of the Annuitant's retirement, death, annuitization or contract termination during a contract year.

PORTFOLIO AND DIVISION CHARGES

Separate Account II buys shares of the Portfolios at net asset value. That price reflects investment management fees and other direct expenses that have already been deducted from the assets of the Portfolios. The amount charged for investment management can't be increased without shareholder approval. The Divisions invest directly in securities. Management fees and other expenses are deducted directly from the Divisions.

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REDUCTION OR ELIMINATION OF SEPARATE ACCOUNT OR ADMINISTRATIVE CHARGES

We can reduce or eliminate the separate account or administrative charges for individuals or groups of individuals if we anticipate expense savings. We may do this based on the size and type of the group or the amount of the contribution. We won't unlawfully discriminate against any person or group if we reduce or eliminate these charges.

STATE PREMIUM TAX DEDUCTION

We won't deduct state premium taxes from your contributions before investing them in the Investment Options, unless required by your state law. If the Annuitant elects an annuity benefit, we'll deduct any applicable state premium taxes from the amount available for the annuity benefit. State premium taxes currently range up to 4%.

CONTINGENT WITHDRAWAL CHARGE

We don't deduct sales charges when you make a contribution to the contract. However, contributions withdrawn may be subject to a withdrawal charge of up to 8%. This amount is a percentage of your contribution and not of the Account Value. As shown below, the charge varies, depending upon the "age" of the contributions included in the withdrawal - that is, the number of years that have passed since each contribution was made. The maximum of 8% would apply if the entire amount of the withdrawal consisted of contributions made during your current contribution year. We don't deduct withdrawal charges when you withdraw contributions made more than seven years before your withdrawal. To calculate the withdrawal charge, (1) the oldest contributions are treated as the first withdrawn and more recent contributions next, and (2) partial withdrawals up to the free withdrawal amount aren't subject to the withdrawal charge. For partial withdrawals, the total amount deducted from your account will include the withdrawal amount requested, any Market Value Adjustment that applies, and any withdrawal charges that apply, so that the net amount you receive will be the amount you requested.

You may take up to 10% of your account value (less any earlier withdrawal in the same year) each year without any contingent withdrawal charge or Market Value Adjustment. This is referred to as your "free withdrawal." If you don't take any free withdrawals in one year, you can't add it to the next year's free withdrawal. If you aren't 59 1/2, federal tax penalties may apply. Should you completely surrender the contract, the amount of surrender charges is based on contributions and is not reduced by any free withdrawals.

         CONTRIBUTION YEAR IN WHICH         CHARGE AS A % OF THE
         WITHDRAWN CONTRIBUTION WAS MADE    CONTRIBUTION WITHDRAWN
         -------------------------------    ----------------------
               Current                                8%
               First Prior                            7
               Second Prior                           6
               Third Prior                            5
               Fourth Prior                           4
               Fifth Prior                            3
               Sixth Prior                            2
               Seventh Prior and Earlier              0

We won't deduct a contingent withdrawal charge if you use the withdrawal to buy from us either an immediate annuity benefit with life contingencies, or an immediate annuity without life contingencies with a restricted prepayment option that provides for level payments over five or more years. Similarly, we won't deduct a charge if the Annuitant dies. See "Death Benefits and Similar Benefit Distributions" in Part I, Section 5.

REDUCTION OR ELIMINATION OF THE CONTINGENT WITHDRAWAL CHARGE

We can reduce or eliminate the contingent withdrawal charge for individuals or a group of individuals if we anticipate expense savings. We may do this based on the size and type of the group, the amount of the contribution, or whether there is some relationship with us. Examples of these relationships would include being an employee of Integrity or an affiliate, receiving distributions or making internal transfers from other contracts we issued, or transferring amounts held under qualified plans we or our affiliate sponsored. We won't unlawfully discriminate against any person or group if we reduce or eliminate the contingent withdrawal charge.

TRANSFER CHARGE

If you make more than twelve transfers among your Investment Options during one contract year, we may charge your account up to $20 for each additional transfer during that year. Transfer charges don't apply to transfers under (i) Dollar Cost Averaging, (ii) Customized Asset Rebalancing, or (iii) systematic transfers from the STO, nor do these transfers count toward the twelve free transfers you can make during a year.

HARDSHIP WAIVER

We can waive contingent withdrawal charges on full or partial withdrawal requests of $1,000 or more under a hardship circumstance. We can also waive the Market Value Adjustment on any amounts withdrawn from the GRO Accounts. Hardship circumstances include the owner's (1) confinement to a nursing home, hospital or long term care facility, (2) diagnosis of terminal illness with any medical condition that would result in death or total disability, and (3) unemployment. We can require reasonable notice and documentation including, but not limited to, a physician's certification and Determination Letter from a State Department of Labor. Some of the hardship circumstances listed above may not apply in some states, and, in other states, may not be available at all. The waivers of withdrawal charges and Market Value Adjustment apply to the owner, not to the Annuitant. If there are joint owners, the waivers apply to the primary owner. If no primary owner can be determined, the waivers will apply to the youngest owner.

TAX RESERVE

We can make a charge in the future for taxes or for reserves set aside for taxes, which will reduce the investment performance of the Variable Account Options.




SECTION 5 - TERMS OF YOUR VARIABLE ANNUITY

CONTRIBUTIONS UNDER YOUR CONTRACT

You can make contributions of at least $100 at any time up to the Annuitant's Retirement Date. Your first contribution, however, can't be less than $1,000 ($3,000 for residents of South Carolina and Pennsylvania). We'll accept contributions of at least $50 for salary allotment programs. We have special rules for minimum contribution amounts for tax-favored retirement programs. See "Tax-Favored Retirement Programs" in the SAI.

We may limit the total contributions under a contract to $1,000,000 if you are under age 76 or to $250,000 if you are over age 76. Once you reach nine years before your Retirement Date, we may refuse to accept any contribution. Contributions may also be limited by various laws or prohibited by us for all annuitants under the contract. If your contributions are made under a tax-favored retirement program, we won't measure them against the maximum limits set by law.

Contributions are applied to the various Investment Options you select and are used to pay annuity and death benefits. Each contribution is credited as of the date we have received (as defined below) at our Administrative Office both the contribution and instructions for allocation among the Investment Options. Wire transfers of federal funds are deemed received on the day of transmittal if credited to our account by 3 p.m. Eastern Time, otherwise they are deemed received on the next Business Day. Contributions by check or mail are deemed received when they are delivered in good order to our Administrative Office. Contributions to the Select Ten Plus Divisions are subject to special rules described in Part II, Section 1, "Investment Strategy."

You can change your choice of Investment Options at any time by writing to the Administrative Office. The request should indicate your contract number and the specific change, and you should sign the request. When the Administrative Office receives it, the change will be effective for any contribution that accompanies it and for all future contributions. See "Transfers" in Section 5. For special rules on transfers to the Select Ten Plus Divisions, see Part II, Section 1, "Investment Strategy."

YOUR ACCOUNT VALUE

Your Account Value reflects various charges. See Part I, Section 4, "Deductions and Charges." Annual deductions are made as of the last day of each contract year. Withdrawal charges and Market Value Adjustments, if applicable, are made as of the effective date of the transaction. Charges against our Separate Accounts are reflected daily. Any amount allocated to a Variable Account Option will go up or down in value depending on the investment experience of that Option. The value of contributions allocated to the Variable Account Options isn't guaranteed. The value of your contributions allocated to the Fixed Accounts is guaranteed, subject to any applicable Market Value Adjustments. See "Guaranteed Rate Options" in Part I, Section 3.

UNITS IN OUR SEPARATE ACCOUNTS

Allocations to the Variable Account Options are used to purchase Units. On any given day, the value you have in a Variable Account Option is the Unit Value multiplied by the number of Units credited to you in that Option. The Units of each Variable Account Option have different Unit Values.

The number of Units purchased or redeemed (sold) in any Variable Account Option is calculated by dividing the dollar amount of the transaction by the Option's Unit Value, calculated as of the close of business that day. The number of Units for a Variable Account Option at any time is the number of Units purchased less the number of Units redeemed. The value of Units of Separate Account II fluctuates with the investment performance of the corresponding Portfolios, which in turn reflects the investment income and realized and unrealized capital gains and losses of the Portfolios, as well as the Portfolios' expenses. The value of Units of Separate Account Ten varies with the performance of the securities held by the Divisions.

Your Unit Values also change because of deductions and charges we make to our Separate Accounts. The number of Units credited to you, however, won't vary due to changes in Unit Values. Units of a Variable Account Option are purchased when you allocate new contributions or transfer prior contributions to that Option. Units are redeemed when you make withdrawals or transfer amounts from a Variable Account Option. We also redeem Units to pay the death benefit when the Annuitant dies and to pay the annual administrative charge. Please note that special rules apply to the timing of allocations to the Divisions. See Part II.

HOW WE DETERMINE UNIT VALUE

We determine Unit Values for each Variable Account Option at 4 p.m. Eastern Time on each Business Day. The Unit Value of each Variable Account Option in Separate Account II for any Business Day is equal to the Unit Value for the previous Business Day, multiplied by the NET INVESTMENT FACTOR for that Option on the current day. We determine a NET INVESTMENT FACTOR for each Option in Separate Account II as follows:

- First, we take the value of the shares belonging to the Option in the corresponding Portfolio at the close of business that day (before giving effect to any transactions for that day, such as contributions or withdrawals). For this purpose, we use the share value reported to us by the Portfolios.

- Next, we add any dividends or capital gains distributions by the Portfolio on that day.

- Then we charge or credit for any taxes or amounts set aside as a reserve for taxes.

- Then we divide this amount by the value of the amounts in the Option at the close of business on the last day that a Unit Value was determined (after giving effect to any transactions on that day).

- Finally, we subtract a daily asset charge for each calendar day since the last day that a Unit Value was determined (for example, a Monday calculation will include charges for Saturday and Sunday). The daily charge is an amount equal to an effective annual rate of 1.35%. This charge is for the mortality risk, administrative expenses and expense risk we assumed under the contract.

We determine a net investment factor for each Division as follows:

- First, we take the value of the assets in the Division at the end of the preceding period.

- Next, we add any investment income and capital gains, realized or unrealized, credited to the assets during the current valuation period.

- Then we subtract any capital losses, realized or unrealized, charged against the assets during the current valuation period.

-   Next, we subtract any amount charged against the Division for any taxes.

- Then we divide this amount by the value of the assets in the Division at the end of the preceding valuation period.

- Then we subtract the daily charge for management and investment advice for each day in the valuation period and a daily charge for estimated operating expenses for each day in the valuation period.

- Finally, we subtract a daily asset charge for each calendar day since the last day that a Unit Value was determined (for example, a Monday calculation will include charges for Saturday and Sunday). The daily charge is an amount equal to an effective annual rate of 1.35%. This charge is for the mortality risk, administrative expenses and expense risk we assumed under the contract.

Generally, this means that we adjust Unit Values to reflect what happens to the Portfolios and the Divisions and for the mortality and expense risk charge and any charge for administrative expenses or taxes.



TRANSFERS

You may transfer your Account Value among the Variable Account Options and the GROs, subject to our transfer restrictions. You can't make a transfer into the STO. Transfers to a GRO must be to a newly elected GRO (that is, to a GRO that you haven't already purchased) at the then-current Guaranteed Interest Rate, unless we agree otherwise. Unless you make a transfer from a GRO within 30 days before the expiration date of a GRO Account, the transfer is subject to a Market Value Adjustment. See "Guaranteed Rate Options" in Part I, Section 3. Transfers from GROs will be made according to the order in which money was originally allocated to the GRO.

You can transfer from a Select Ten Plus Division at any time. Transfers to a Select Ten Plus Division from any other Investment Option in which you are invested will be effected at a price determined as of the day preceding the next available Investment Date. We reserve the right not to accept transfer instructions received less than two Business Days before any Investment Date. See Part II for important information on the Divisions.

The amount transferred must be at least $250 or, if less, the entire amount in the Investment Option. You have twelve free transfers during a contract year. After those twelve transfers, a charge of up to $20 may apply to each additional transfer during that contract year. No charge will be made for transfers under our Dollar Cost Averaging, Customized Asset Rebalancing, or Systematic Transfer programs, described in Section 8.

You may request a transfer by sending a written request directly to the Administrative Office. Each request for a transfer must specify the contract number, the amounts to be transferred and the Investment Options to and from which the amounts are to be transferred. Transfers may also be arranged through our telephone transfer service if you've established a Personal Identification Number (PIN CODE). We'll honor telephone transfer instructions from any person who provides correct identifying information and we aren't responsible for fraudulent telephone transfers we believe to be genuine according to these procedures. Accordingly, you bear the risk of loss if unauthorized persons make transfers on your behalf.

A transfer request is effective as of the Business Day our Administrative Office receives it, except for transfers to the Select Ten Plus Divisions (see Part
II). A transfer request doesn't change the allocation of current or future contributions among the Investment Options. Telephone transfers may be requested from 9:00 a.m. - 5:00 p.m., Eastern Time, on any day we're open for business. You'll receive the Variable Account Options' Unit Values as of the close of business on the day you call, except that you'll receive the Unit Values for the Select Ten Plus Divisions as described in Part II. Accordingly, transfer requests for Variable Account Options (other than the Select Ten Plus Divisions) received after 4:00 p.m. Eastern Time (or the close of the New York Stock Exchange, if earlier) will be processed using Unit Values as of the close of business on the next Business Day after the day you call. All transfers will be confirmed in writing.

Transfer requests submitted by agents or market timing services that represent multiple policies will be processed not later than the next Business Day after the requests are received by our Administrative Office.

EXCESSIVE TRADING

We reserve the right to limit the number of transfers in any contract year or to refuse any transfer request for an owner or certain owners if: (a) we believe in our sole discretion that excessive trading by the owner or owners or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the underlying mutual funds; or (b) we are informed by one or more of the underlying mutual funds that the purchase or redemption of shares is to be restricted because of excessive trading, or that a specific transfer or group of transfers is expected to have a detrimental effect on share prices of affected underlying mutual funds. We also have the right, which may be exercised in our sole discretion, to prohibit transfers occurring on consecutive Business Days.

We reserve the right to modify these restrictions or to adopt new restrictions at any time and in our sole discretion.

We will notify you or your designated representative if your requested transfer is not made. Current SEC rules preclude us from processing your request at a later date if it is not made when initially requested. ACCORDINGLY, YOU WILL NEED TO SUBMIT A NEW TRANSFER REQUEST IN ORDER TO MAKE A TRANSFER THAT WAS NOT MADE BECAUSE OF THESE LIMITATIONS.

SPECIFIC NOTICE REGARDING THE USE OF THIS ANNUITY FOR MARKET TIMING OF
INVESTMENTS

This contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market. Any individual or legal entity that intends to engage in arbitrage, utilize market timing practices or make frequent transfers to take advantage of inefficiencies in mutual fund pricing should not purchase this contract. These abusive or disruptive transfers can have an adverse impact on management of a fund, increase fund expenses and affect fund performance.

Integrity Life Insurance Company has the following policies for transfers between Investment Options, which is designed to protect contract owners from abusive or disruptive trading activity:

--You may submit 20 Investment Option transfers each contract year for each contract by U.S. Mail, Internet, telephone, Annuitrac, or facsimile.

--Once these 20 Investment Option transfers have been executed in any contract year, we will require you to submit any additional Investment Option transfers only in writing by U.S. Mail or overnight delivery service. Transfer requests made by telephone or the Internet or sent by fax, same day mail or courier service will not be accepted, and Annuitrac trading privileges will be suspended. If you want to cancel a written Investment Option transfer, you must also cancel it in writing by U.S Mail or overnight delivery service. We will process the cancellation request as of the day we receive it.

Upon reaching your next contract anniversary, you will again be provided with 20 Investment Option transfers. Investment Option transfers are non-cumulative and may not be carried over from year to year.

None of these restrictions are applicable to transfers made under our Dollar Cost Averaging program, Systematic Transfer Option program, Customized Asset Rebalancing program, or other related programs we may offer unless we determine, in our sole discretion, that one of those programs is being used as a method of market timing.

Integrity Life Insurance Company will continue to monitor transfer activity, and we may modify these restrictions at any time.

If Integrity Life Insurance Company determines, in its sole discretion, that an annuity policy may be used for market timing, we may refuse to accept any additional contributions to the policy.

WITHDRAWALS


You may make withdrawals as often as you wish. Each withdrawal must be at least $300. The money will be taken from your Investment Options pro rata, in the same proportion their value bears to your total Account Value. For example, if your Account Value is divided in equal 25% shares among four Investment Options, when you make a withdrawal, 25% of the money withdrawn will come from each of your Investment Options. You can tell us if you want your withdrawal handled differently. During the first seven years after each contribution, there is a contingent withdrawal charge for any withdrawals other than free withdrawals (discussed below). The charge starts at 8% and decreases depending on the age of your account and is a percentage of contributions, not Account Value. This charge is in addition to any Market Value Adjustments made to early withdrawals from GRO Accounts. Under some circumstances, the contingent withdrawal charge and Market Value Adjustment may be waived.


When you make a partial withdrawal, the total amount deducted from your Account Value will include the withdrawal amount requested plus any contingent withdrawal charges and any Market Value Adjustments. The total amount that you receive will be the total that you requested. Most of the withdrawals you make before you are 59 1/2 years olD are subject to a 10% federal tax penalty. If your contract is part of a tax-favored retirement plan, the plan may limit your withdrawals. See "Tax Aspects of the Contract" in Part I, Section 7. Residents of Pennsylvania and South Carolina are required to keep at least $3,000 in their Accounts.

ASSIGNMENTS

If your contract isn't part of a tax-favored program, you may assign the contract before the Annuitant's Retirement Date. You can't, however, make a partial assignment. An assignment of the contract may have adverse tax consequences. See Part I, Section 7, "Tax Aspects of the Contract." We won't be bound by an assignment unless it is in writing and is received at our Administrative Office in a form acceptable to us.

DEATH BENEFITS AND SIMILAR BENEFIT DISTRIBUTIONS

We'll pay a death benefit to the Annuitant's surviving beneficiary (or beneficiaries, in equal shares) if the Annuitant dies before annuity payments have started. If the Annuitant dies at or over age 90 (or after the contract's 10th anniversary date, if later), the death benefit is the Account Value at the end of the Business Day when we receive proof of death. Similarly, if the contract was issued on or after the Annuitant's 86th birthday, the death benefit is the Account Value at the end of the Business Day when we receive proof of death.

For contracts issued before the Annuitant's 86th birthday, if the Annuitant dies before age 90 (or the contract's 10th anniversary date, if later) and before annuity payments have started, the death benefit is the highest of:

     (a)  your highest Account Value on any contract anniversary (before age
          81), plus subsequent contributions and minus subsequent withdrawals (after being adjusted for associated charges and adjustments);
     (b) total contributions, minus subsequent withdrawals (after being adjusted for associated charges and adjustments); or
     (c)  your current Account Value.

The reductions in death benefit described in (a) and (b) above for subsequent withdrawals will be calculated on a pro rata basis with respect to Account Value at the time of withdrawal. We'll also adjust the death benefit for any applicable Market Value Adjustments and/or charges.

Death benefits and benefit distributions required because of a separate owner's death can be paid in a lump sum or as an annuity. If a benefit option hasn't been selected for the beneficiary at the Annuitant's death, the beneficiary can select an option.

The owner selects the beneficiary of the death benefit. An owner may change beneficiaries by submitting the appropriate form to the Administrative Office. If an Annuitant's beneficiary doesn't survive the Annuitant, then the death benefit is generally paid to the Annuitant's estate. A death benefit won't be paid after the Annuitant's death if there is a contingent Annuitant. In that case, the contingent Annuitant becomes the new Annuitant under the contract.

ANNUITY BENEFITS


All annuity benefits under your contract are calculated as of the Retirement Date you select. You can change the Retirement Date by writing to the Administrative Office any time before the Retirement Date. Contract terms applicable to various retirement programs, along with federal tax laws, establish certain minimum and maximum retirement ages.


Annuity benefits may be a lump sum payment or paid out over time. A lump sum payment will provide the Annuitant with the Cash Value under the contract shortly after the Retirement Date. The amount applied toward the purchase of an annuity benefit is the Account Value less any pro-rata annual administrative charge, except that the Cash Value will be the amount applied if the annuity benefit doesn't have a life contingency and either the term is less than five years or the annuity can be changed to a lump sum payment without a withdrawal charge.

ANNUITIES

Annuity benefits can provide for fixed payments, which may be made monthly, quarterly, semi-annually or annually. You can't change or redeem the annuity once payments have begun. For any annuity, the minimum initial payment must be at least $100 monthly, $300 quarterly, $600 semi-annually or $1,200 annually.

If you haven't already elected a lump sum payment or an annuity benefit, we'll send you a notice within six months before your Retirement Date outlining your options. If you fail to notify us of your benefit payment election before your Retirement Date, you'll receive a lump sum benefit.

We currently offer the following types of annuities:

A LIFE AND TEN YEARS CERTAIN ANNUITY is a fixed life income annuity with 10 years of payments guaranteed, funded through our general account.

A PERIOD CERTAIN ANNUITY provides for fixed payments to the Annuitant or the Annuitant's beneficiary for a fixed period. The amount is determined by the period selected. If the Annuitant dies before the end of the period selected, the Annuitant's beneficiary can choose to receive the total present value of future payments in cash.

A PERIOD CERTAIN LIFE ANNUITY provides for fixed payments for at least the period selected and after that for the life of the Annuitant, or for the lives of the Annuitant and another annuitant under a joint and survivor annuity. If the Annuitant (or the Annuitant and the other annuitant under a joint and survivor annuity) dies before the period selected ends, the remaining payments will go to the Annuitant's beneficiary. The Annuitant's beneficiary can redeem the annuity and receive the present value of future guaranteed payments in a lump sum.

A LIFE INCOME ANNUITY provides fixed payments to the Annuitant for the life of the Annuitant, or until the Annuitant dies under a joint and survivor annuity.

FIXED ANNUITY PAYMENTS

Fixed annuity payments won't change and are based upon annuity rates provided in your contract. The size of payments will depend on the form of annuity that was chosen and, in the case of a life income annuity, on the Annuitant's age (or Annuitant and a joint annuitant in the case of a joint and survivor annuity) and sex (except under most tax-favored retirement programs). If our current annuity rates would provide a larger payment, those current rates will apply instead of the contract rates.

If the age or sex of an annuitant has been misstated, any benefits will be those which would have been purchased at the correct age and sex. Any overpayments or underpayments made by us will be charged or credited with interest at the rate of 6% per year. If we have made overpayments because of incorrect information about age or sex, we'll deduct the overpayment from the next payment or payments due. We add underpayments to the next payment.

TIMING OF PAYMENT

We normally apply your Adjusted Account Value to the purchase of an annuity within seven days after receipt of the required form at our Administrative Office. Our action can be delayed, however, for any period during which:

(1) the New York Stock Exchange has been closed or trading on it is restricted;

(2) an emergency exists so that disposal of securities isn't reasonably practicable or it isn't reasonably practicable for a Separate Account fairly to determine the value of its net assets; or

(3) the SEC, by order, permits us to delay action to protect persons with interests in the Separate Accounts. We can delay payment of your Fixed Accounts for up to six months, and interest will be paid on any payment delayed for 30 days or more.




HOW YOU MAKE REQUESTS AND GIVE INSTRUCTIONS

When you write to our Administrative Office, use the address on the cover page of this prospectus. We can't honor your request or instruction unless it's proper and complete. Whenever possible, use one of our printed forms, which may be obtained from our Administrative Office.

SECTION 6 - VOTING RIGHTS

PORTFOLIO VOTING RIGHTS

We are the legal owner of the shares of the Portfolios held by Separate Account II and, therefore, have the right to vote on certain matters. Among other things, we may vote to elect a Portfolio's Board of Directors, to ratify the selection of independent auditors for a Portfolio, and on any other matters described in a Portfolio's current prospectus or requiring a vote by shareholders under the 1940 Act.

Whenever a shareholder vote is taken, we give you the opportunity to tell us how to vote the number of shares purchased as a result of contributions to your contract. We'll send you Portfolio proxy materials and a form for giving us voting instructions.

If we don't receive instructions in time from all owners, we'll vote shares in a Portfolio for which we have not received instructions in the same proportion as we vote shares for which we have received instructions. Under eligible deferred compensation plans and certain qualified plans, your voting instructions must be sent to us indirectly, through your employer, but we aren't responsible for any failure by your employer to solicit your instructions or to send your instructions to us. We'll vote any Portfolio shares that we're entitled to vote directly, because of amounts we have accumulated in Separate Account II, in the same proportion that other owners vote. If the federal securities laws or regulations or interpretations of them change so that we're permitted to vote shares of a Portfolio on our behalf or to restrict owner voting, we may do so.

HOW WE DETERMINE YOUR VOTING SHARES

You vote only on matters concerning the Portfolios in which your contributions are invested. We determine the number of Portfolio shares in each Variable Account Option under your contract by dividing your Account Value allocated to that Option by the net asset value of one share of the corresponding Portfolio on the record date set by a Portfolio's Board for its shareholders' meeting. For this purpose, the record date can't be more than 60 days before the meeting of a Portfolio. We count fractional shares. After annuity payments have commenced, voting rights are calculated in a similar manner based on the actuarially determined value of your interest in each Variable Account Option.

HOW PORTFOLIO SHARES ARE VOTED

All Portfolio shares are entitled to one vote; fractional shares have fractional votes. Voting is on a Portfolio-by-Portfolio basis, except for certain matters (for example, election of Directors) that require collective approval. On matters where the interests of the individual Portfolios differ, the approval of the shareholders in one Portfolio isn't needed to make a decision in another Portfolio. To the extent shares of a Portfolio are sold to separate accounts of other insurance companies, the shares voted by those companies according to instructions received from their contract holders will dilute the effect of voting instructions received by us from its owners.

Owners of Units in the Divisions also have voting rights. Each owner will be given one vote for every $1.00 of value in a Division. Fractional interests are counted, unless different voting rights are required under the law.

HOW SEPARATE ACCOUNT TEN INTERESTS ARE VOTED

Separate Account Ten's rules don't require Separate Account Ten to hold annual meetings, although special meetings may be called for purposes such as electing or removing members of the Board of Managers, changing fundamental policies, or approving a contract for investment advisory services. When required, "the vote of a majority of the outstanding voting securities" of Separate Account Ten means the lesser of:

     (1) The holders of more than 50% of all votes entitled to be cast with respect to Separate Account Ten; or

     (2) The holders of at least 67% of the votes that are present or represented by proxy at a meeting, assuming more than 50% of those entitled to vote are present or represented.

We'll determine the number of votes you can instruct us to vote 60 days or less before a Separate Account Ten special meeting.

SEPARATE ACCOUNT VOTING RIGHTS

Under the 1940 Act, certain actions (such as some of those described under "Changes in How We Operate" in Part I, Section 2) may require owner approval. In that case, you'll be entitled to a number of votes based on the value you have in the Variable Account Options, as described above under "How We Determine Your Voting Shares." We'll cast votes attributable to amounts we have in the Variable Account Options in the same proportions as votes cast by owners.

SECTION 7 - TAX ASPECTS OF THE CONTRACT

INTRODUCTION

The effect of federal income taxes on the amounts held under a contract, on annuity payments, and on the economic benefits to the owner, Annuitant, and the beneficiary or other payee may depend on several factors. These factors may include Integrity's tax status, the type of retirement plan, if any, for which the contract is purchased, and the tax and employment status of the individuals concerned.

The following discussion of the federal income tax treatment of the contract isn't designed to cover all situations and isn't intended to be tax advice. It is based upon our understanding of the federal income tax laws as currently interpreted by the Internal Revenue Service (IRS) and various courts. We cannot guarantee that the IRS or the courts won't change their views on the treatment of these contracts. Future legislation could affect annuity contracts adversely. Moreover, we have not attempted to consider any applicable state or other tax laws. Because of the complexity of tax laws and the fact that tax results will vary according to particular circumstances, anyone considering the purchase of a contract, selecting annuity payments under the contract, or receiving annuity payments under a contract should consult a qualified tax adviser. INTEGRITY DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS, FEDERAL, STATE, OR LOCAL, OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACT.

YOUR CONTRACT IS AN ANNUITY

Under federal tax law, anyone can purchase an annuity with after-tax dollars. Earnings under the contract won't generally be taxed until you make a withdrawal. An individual (or employer) may also purchase the annuity to fund a tax-favored retirement program (contributions are with pre-tax dollars), such as an IRA or qualified plan. Finally, an individual (or employer) may purchase the annuity to fund a Roth IRA (contributions are with after-tax dollars and earnings may be excluded from taxable income at distribution).

This prospectus covers the basic tax rules that apply to an annuity purchased directly with after-tax dollars (a nonqualified annuity), and some of the special tax rules that apply to an annuity purchased to fund a tax-favored retirement program (a qualified annuity). A qualified annuity may restrict your rights and benefits to qualify for its special treatment under federal tax law.

TAXATION OF ANNUITIES GENERALLY

Section 72 of the Internal Revenue Code of 1986, as amended (the CODE) governs the taxation of annuities. In general, contributions you put into the annuity (your "basis" or "investment" in the contract) will not be taxed when you receive the amounts back in a distribution. Also, an owner generally isn't taxed on the annuity's earnings (increases in Account Value) until some form of withdrawal or distribution is made under the contract. However, under certain circumstances, the increase in value may be subject to current federal income tax. For example, corporations, partnerships, trusts and other non-natural persons can't defer tax on the annuity's income unless an exception applies. In addition, if an owner transfers an annuity as a gift to someone other than a spouse (or former spouse), all increases in the Account Value are taxed at the time of transfer. The assignment or pledge of any portion of the value of a contract is treated as a taxable distribution of that portion of the value of the contract.

You can take withdrawals from the contract or you can wait to annuitize it when the annuitant reaches a certain age. The tax implications are different for each type of distribution. Section 72 of the Code states that the proceeds of a full or partial withdrawal from a contract before annuity payments begin are treated first as taxable income, but only to the extent of the increase of the Account Value. The rest of the withdrawal, representing your basis in the annuity, is not taxable. Generally, the investment or basis in the contract equals the contributions made by you or on your behalf, minus any amounts previously withdrawn that weren't treated as taxable income. Special rules may apply if the contract includes contributions made before August 14, 1982 that were rolled over to the contract in a tax-free exchange.

If you take annuity payments over the lifetime of the annuitant, part of each payment is considered to be a tax-free return of your investment. This tax-free portion of each payment is determined using a ratio of the owner's investment to his or her expected return under the contract (exclusion ratio). The rest of each payment will be ordinary income. When all of these tax-free portions add up to your investment in the annuity, future payments are entirely ordinary income. If the Annuitant dies before recovering the total investment, a deduction for the remaining basis will generally be allowed on the owner's final federal income tax return.

We may be required to withhold federal income taxes on all distributions unless the eligible recipients elect not to have any amounts withheld and properly notify us of that election.

The taxable portion of a distribution is taxed at ordinary income tax rates. In addition, you may be subject to a 10% penalty on the taxable portion of a distribution unless it is:

     (1)  on or after the date on which the taxpayer attains age 59 1/2;
     (2)  as a result of the owner's death;
     (3) part of a series of "substantially equal periodic payments" (paid at least annually) for the life (or life expectancy) of the taxpayer or joint lives (or joint life expectancies) of the taxpayer and beneficiary;
     (4)  a result of the taxpayer becoming disabled within the meaning of Code
          Section 72(m)(7);
     (5) from certain qualified plans (note, however, other penalties may apply);
     (6) under a qualified funding asset (as defined in Section 130(d) of the Code);
     (7) purchased by an employer on termination of certain types of qualified plans and held by the employer until the employee separates from service;

     (8)  under an immediate annuity as defined in Code Section 72(u)(4);
     (9)  for the purchase of a first home (distribution up to $10,000);
     (10) for certain higher education expenses; or (11) to cover certain deductible medical expenses.

     Please note that items (9), (10) and (11) apply to IRAs only.

Any withdrawal provisions of your contract will also apply. See "Withdrawals" in
Part I, Section 5.

All annuity contracts issued by us or our affiliates to one Annuitant during any calendar year are treated as a single contract in measuring the taxable income that results from surrenders and withdrawals under any one of the contracts.




DISTRIBUTION-AT-DEATH RULES


Under Section 72(s) of the Code, in order to be treated as an annuity, a contract must provide the following distribution rules: (a) if any owner dies on or after the date the annuity starts and before the entire interest in the contract has been distributed, then the rest of that annuity must be distributed at least as quickly as the method in effect when the owner died; and (b) if any owner dies before the date the annuity starts, the entire contract must be distributed within five years after the owner's death. However, any interest that is payable to a beneficiary may be payable over the life of that beneficiary, as long as distributions begin within one year after the owner dies. If the beneficiary is the owner's spouse, the contract (along with the deferred tax status) may be continued in the spouse's name as the owner.


SPOUSAL CONTINUATION


Upon the death of a spouse, the Internal Revenue Code allows a surviving spouse to continue the annuity contract. The policy must be structured properly with the surviving spouse listed as the sole owner's beneficiary. If the surviving spouse is also the sole annuitant's beneficiary, we will increase the continued policy's account value to the same amount that would have been paid to the surviving spouse had they taken a lump sum distribution. For example, if the account value at death was $100,000, but we would have paid out a death benefit of $115,000, the surviving spouse's policy will continue with a $115,000 account value. If the surviving spouse is continuing an annuity policy purchased from us, any remaining surrender charges will be waived on the new annuity contract. The surviving spouse continues the policy with its tax deferred earnings and may make any changes to the policy allowed under the contract. Please be aware that not all contract features that were available on the initial policy purchased from us will be available on the continued contract. There may also be a higher charge for the same contract feature if the surviving spouse's attained age is different than that of the initial purchasing spouse. Certain investment options or administrative programs, including but not limited to the STO, Guarantee Periods or any discontinued Variable Account Options, may not be available on the continued contract. We reserve the right at any time to make changes to continued contracts that are permitted by law.

When the surviving spouse dies, a second death benefit may be paid. At this time, the annuity contract may be extended, subject to the restrictions of the Internal Revenue Code. No optional contract features shall be available on these policies. Certain investment options or administrative programs, including but not limited to the STO, Guarantee Periods or any discontinued Variable Account Options, may not be available on these extended contracts. We reserve the right at time to make changes to extended contract that are permitted by law.

Annuity policies that are being continued with us, but were not purchased from us initially, will be treated as new policies. This means that all surrender charges will be applicable. Any withdrawals in excess of the free withdrawal amount or Minimum Required Distributions will be subject to surrender charges, Market Value Adjustment and any other applicable charges.


DIVERSIFICATION STANDARDS

We manage the investments in the annuities under Section 817(h) of the Code to ensure that you will be taxed as described above.

TAX-FAVORED RETIREMENT PROGRAMS

An owner can use this annuity with certain types of retirement plans that receive favorable tax treatment under the Code. Numerous tax rules apply to the participants in these qualified plans and to the contracts used in connection with those qualified plans. These tax rules vary according to the type of plan and the terms and conditions of the plan itself. Owners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, loans from qualified contracts, where allowed, are subject to a variety of limitations, including restrictions on the amount that may be borrowed, the duration of the loan, and repayment of the loan. (Owners should always consult their tax advisors and retirement plan fiduciaries before taking any loans from the plan.) Also, special rules apply to the time at which distributions must begin and the form in which the distributions must be paid. The SAI contains general information about the use of contracts with the various types of qualified plans.

Other investment vehicles, such as IRAs and employer sponsored 401(k) plans, also may provide you with tax deferred growth and other tax advantages. For most investors, it will be advantageous to make maximum allowable contributions to IRAs and 401(k) plans before investing in a variable annuity. In addition, if you are investing in a variable annuity through a tax-advantaged retirement plan (such as a 401(k) or IRA), you will get no additional tax advantage from the variable annuity. Under these circumstances, consider buying a variable annuity only if it makes sense because of the annuity's other features, such as lifetime income payments and death benefit protection.

INHERITED IRAs


This policy may be issued as an inherited IRA. This occurs if, after the death of the owner of an IRA, the named beneficiary directs that the IRA death proceeds be transferred to a new policy issued and titled as an inherited IRA. The named beneficiary of the original IRA policy will become the owner under the inherited IRA and may generally exercise all rights under the inherited IRA policy, including the right to name his or her own beneficiary in the event of death.

Special tax rules apply to an inherited IRA. The tax law does not permit additional premiums to be contributed to an inherited IRA policy. Also, in order to avoid certain income tax penalties, a minimum required distribution ("MRD") must be withdrawn each year from an inherited IRA. The first MRD must be taken on or before December 31 of the calendar year following the year of the original IRA owner's death. The tax penalty equals 50% of the excess of the MRD amount over the amounts, if any, actually withdrawn form the inherited IRA during the calendar year.


ANNUITIES IN QUALIFIED PLANS

Other investment vehicles, such as IRAs and employer sponsored 401(k) plans, also may provide you with tax deferred growth and other tax advantages. For most investors, it will be advantageous to make maximum allowable contributions to IRAs and 401(k) plans before investing in a variable annuity. In addition, if you are investing in a variable annuity through a tax-advantaged retirement plan (such as a 401(k) or IRA), you will get no additional tax advantage from the variable annuity. Under these circumstances, consider buying a variable annuity only if it makes sense because of the annuity's other features, such as lifetime income payments and death benefit protection. This contract has enhanced death benefits. THE IRS HAS NOT RULED WHETHER AN ENHANCED DEATH BENEFIT COULD BE CHARACTERIZED AS AN INCIDENTAL BENEFIT, THE AMOUNT OF WHICH IS LIMITED IN A CODE
SECTION 401(a) OR 403(b) PLAN. AN EMPLOYER OR QUALIFIED PLAN ADMINISTRATOR MAY WANT TO CONSULT THEIR TAX OR LEGAL ADVISOR REGARDING SUCH LIMITATIONS BEFORE USING AN ANNUITY WITH AN ENHANCED DEATH BENEFIT IN ONE OF THESE PLANS.

FEDERAL AND STATE INCOME TAX WITHHOLDING

Certain states have indicated that pension and annuity withholding will apply to payments made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. For more information concerning a particular state, call our Administrative Office at the toll-free number.

IMPACT OF TAXES ON INTEGRITY

The contract allows us to charge the Separate Accounts for taxes. We can also set up reserves for taxes.

TRANSFERS AMONG INVESTMENT OPTIONS

There won't be any tax liability if you transfer any part of the Account Value among the Investment Options of your contract.

SECTION 8 - ADDITIONAL INFORMATION

SYSTEMATIC WITHDRAWALS


We offer a program that allows you to pre-authorize periodic withdrawals from your contract before your Retirement Date. You can choose to have withdrawals made monthly, quarterly, semi-annually or annually and can specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is made. You may specify a dollar amount for each withdrawal, an annual percentage to be withdrawn or elect that your free withdrawal amount be used. The minimum systematic withdrawal currently is $100. Residents of Pennsylvania and South Carolina must keep a $3,000 minimum account balance after any withdrawal. You may also specify an account for direct deposit of your systematic withdrawals. To enroll under our systematic withdrawal program, send the appropriate form to our Administrative Office. Withdrawals may begin one Business Day after we receive the form. You may terminate your participation in the program upon one day's prior written notice, and we may end or change the systematic withdrawal program at any time. If on any withdrawal date you don't have enough money in your accounts to make all of the withdrawals you have specified, no withdrawal will be made and your enrollment in the program will be ended.

If you elect the annual free withdrawal amount be withdrawn under the systematic withdrawal program we won't deduct a contingent withdrawal charge or make a Market Value Adjustment. See "Contingent Withdrawal Charge" in Part I, Section
4. AMOUNTS WITHDRAWN UNDER THE SYSTEMATIC WITHDRAWAL PROGRAM GREATER THAN THE FREE WITHDRAWAL AMOUNT WILL BE SUBJECT TO A CONTINGENT WITHDRAWAL CHARGE AND A MARKET VALUE ADJUSTMENT IF APPLICABLE. WITHDRAWALS ALSO MAY BE SUBJECT TO THE 10% FEDERAL TAX PENALTY FOR EARLY WITHDRAWAL AND TO INCOME TAXATION. See Part I,
Section 7, "Tax Aspects of the Contract."


INCOME PLUS WITHDRAWAL PROGRAM

We offer an Income Plus Withdrawal Program that allows you to pre-authorize equal periodic withdrawals, based on your life expectancy, from your contract before you reach age 59 1/2. You won't have to pay any tax penalty for these withdrawals, but they will be subject to ordinary income tax. See "Taxation of Annuities Generally," in Section 7. Once you begin receiving distributions, they shouldn't be changed or stopped until the later of:

-   the date you reach age 59 1/2; or
-   five years from the date of the first distribution.

If you change or stop the distribution or take an additional withdrawal, you may have to pay a 10% penalty tax that would have been due on all prior distributions made under the Income Plus Withdrawal Program, plus any interest.

You can choose the Income Plus Withdrawal Program at any time if you're younger than 59 1/2. You can elect this option by sending the election form to our Administrative Office. You can choose to have withdrawals made monthly, quarterly, semi-annually or annually and can specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is made. We'll calculate the amount of the distribution under a method you select, subject to a minimum, which is currently $100. You must also specify an account for direct deposit of your withdrawals.

To enroll in our Income Plus Withdrawal Program, send the appropriate form to our Administrative Office. Your withdrawals will begin at least one Business Day after we receive your form. You may end your participation in the program upon seven Business Days prior written notice, and we may end or change the Income Plus

Withdrawal Program at any time. If on any withdrawal date you don't have enough money in your accounts to make all of the withdrawals you have specified, no withdrawal will be made and your enrollment in the program will end. This program isn't available in connection with the Systematic Withdrawal Program, Dollar Cost Averaging, or Systematic Transfer Option.

If you haven't used up your free withdrawals in any given contract year, amounts you withdraw under the Income Plus Withdrawal Program may be within the free withdrawal amount. If they are, no contingent withdrawal charge or Market Value Adjustment will be made. See "Contingent Withdrawal Charge" in Part 4. AMOUNTS WITHDRAWN UNDER THE INCOME PLUS WITHDRAWAL PROGRAM IN EXCESS OF THE FREE WITHDRAWAL AMOUNT WILL BE SUBJECT TO A CONTINGENT WITHDRAWAL CHARGE AND A MARKET VALUE ADJUSTMENT IF APPLICABLE.

DOLLAR COST AVERAGING

We offer a dollar cost averaging program under which we transfer contributions allocated to the Janus Money Market Option to one or more other Variable Account Options on a monthly, quarterly, semi-annual or annual basis. You must tell us how much you want to be transferred into each Variable Account Option. The current minimum transfer to each Option is $250. We won't charge a transfer charge under our dollar cost averaging program, and these transfers won't count towards the twelve free transfers you may make in a contract year. The Select Ten Plus Divisions aren't eligible for the dollar cost averaging program.

To enroll under our dollar cost averaging program, send the appropriate form to our Administrative Office. You may end your participation in the program upon one day's prior written notice, and we may end or change the dollar cost averaging program at any time. If you don't have enough money in the Janus Money Market Option to transfer to each Variable Account Option specified, no transfer will be made and your enrollment in the program will end.




SYSTEMATIC TRANSFER PROGRAM


We also offer a systematic transfer program under which we transfer contributions allocated to the STO to one or more other Investment Options on a monthly or quarterly basis, as you determine. See Part I, Section 3, "Systematic Transfer Option." We'll transfer your STO contributions in approximately equal installments of at least $1,000 over a one-year period. If you don't have enough money in the STO to transfer to each Option specified, a final transfer will be made on a pro rata basis and your enrollment in the program will end. All interest accrued and any money still in the STO at the end of the period during which transfers are scheduled to be made will be transferred at the end of that period on a pro rata basis to the Options you chose for this program. There is no charge for transfers under this program, and these transfers won't count towards the twelve free transfers you may make in a contract year.


We'll hold new contributions to a Select Ten Plus Division in the STO until the next available Investment Date. You may ask us to transfer approximately equal quarterly installments of at least $1,000 each over the next year from the STO to each of the four Select Ten Plus Divisions. We can hold new contributions received less than five Business Days before any Investment Date in the STO until the next Investment Date. See Part II for important information on the Divisions.

To enroll under our systematic transfer program, send the appropriate form to our Administrative Office. We can end the systematic transfer program in whole or in part, or restrict contributions to the program. This program may not be available in some states.

CUSTOMIZED ASSET REBALANCING

We offer a customized asset rebalancing program that allows you to determine how often the rebalancing occurs. You can choose to rebalance monthly, quarterly, semi-annually or annually. The value in the Variable Account Options will be automatically rebalanced by transfers among the Variable Account Options, and you will receive a confirmation notice after each rebalancing. Transfers will occur only to and from those Variable Account Options where you are making contributions. We won't charge a transfer charge to transfers under our customized asset rebalancing program, and these transfers won't count towards the twelve free transfers you may make in a contract year.

Fixed Accounts and the Select Ten Plus Divisions aren't included in the customized asset rebalancing program.

To enroll in our customized asset rebalancing program, send the appropriate form to our Administrative Office. You should be aware that other allocation programs, such as dollar cost averaging, and transfers and withdrawals that you make, may not work with the customized asset rebalancing program. You should, therefore, monitor your use of other programs, transfers, and withdrawals while the customized asset rebalancing program is in effect. You may end your participation in the program upon one day's prior written notice, and we may end or change the customized asset rebalancing program at any time.

SYSTEMATIC CONTRIBUTIONS

We offer a program for systematic contributions that allows you to pre-authorize monthly, quarterly, or semi-annual withdrawals from your checking account to make your contributions. To enroll in this program, send the appropriate form to our Administrative Office. You or we may end your participation in the program with 30 days' prior written notice. We may end your participation if your bank declines to make any payment. The minimum amount for systematic contributions is $100 per month. The Select Ten Plus Divisions aren't eligible for Systematic Contributions.

LEGAL PROCEEDINGS

Integrity is a party to litigation and arbitration proceedings in the ordinary course of its business. None of these matters is expected to have a material adverse effect on Integrity.

SECTION 9 - PRIOR CONTRACTS


FOR CONTRACTS ISSUED PRIOR TO MAY 1, 2003

For contracts issued prior to May 1, 2003 the Touchstone International Equity Fund is available as an investment options. However, effective May 1, 2003 it is closed to new contributions.


NEW INVESTMENT OPTIONS FOR CONTRACTS ISSUED BEFORE DECEMBER 31, 2002

All of the Franklin Templeton Portfolios, the Putnam VT George Putnam Fund, New Opportunities Fund and Voyager Fund as well as the Van Kampen LIT Comstock and Emerging Growth and the Van Kampen UIF Emerging Markets Equity are being made available as investment options in annuity policies issued before December 31, 2002. Please consult the fees, expenses and objectives located in Parts 1 and 3 of this prospectus.

DEATH BENEFIT INFORMATION FOR CONTRACTS ISSUED BEFORE JANUARY 1, 1997

This section shows the Death Benefit information for contracts issued before January 1, 1997. It may be different from other provisions in this prospectus. For contracts issued before 1997, the following provisions apply:

For contracts issued before January 1, 1995, the amount of the death benefit is the greatest of:

     -    your Adjusted Account Value
     - the Account Value at the beginning of the seventh contract year, plus subsequent contributions and minus subsequent withdrawals
     -    your total contributions less the sum of withdrawals
     - for Annuitants younger than 70 years old on the birthday nearest the date on which their contract was issued, an enhanced minimum death benefit, explained below.

For contracts issued during 1995, the amount of the death benefit is the greatest of:

     -    your Adjusted Account Value

     - the highest Account Value at the beginning of any contract year, plus subsequent contributions and minus subsequent withdrawals
     -    your total contributions less the sum of withdrawals

For contracts issued during 1996, the amount of the death benefit is the greatest of:

     -    your Account Value
     - the highest Account Value at the beginning of any contract year, plus subsequent contributions and minus subsequent withdrawals
     -    your total contributions less the sum of withdrawals




The enhanced minimum death benefit is the same as the guaranteed death benefit, except that the guaranteed death benefit may not exceed the maximum guaranteed death benefit. The guaranteed death benefit on your Participation Date is your initial contribution. After that, every month we recalculate that portion of your guaranteed death benefit allocated to the Separate Account by adding interest at an annual rate of 7% until the contract anniversary nearest your 70th birthday, subject to the maximum. We subtract from that the sum of any withdrawals or transfers from the Separate Account during the month and a pro rata amount of the interest accumulated that applies to the withdrawn or transferred amount. Therefore, your guaranteed death benefit at any time, subject to the maximum, is the sum of (1) your Guarantee Period Values, and (2) your Separate Account contributions, including the amount of interest calculated on your Separate Account values for purposes of determining the guaranteed death benefit, less any withdrawals or transfers and less the interest calculated on a pro rata basis on those withdrawals or transfers. Your maximum guaranteed death benefit is determined by totaling your contributions during your first five participation years, subtracting all withdrawals, taking into consideration any market value adjustments made under the contract, multiplying the result by two, and then adding that to your total contributions made after the first five participation years.




REDUCTION IN CHARGES

If your contract was issued on or after January 1, 1995, but before February 1, 1997, the effective annual rate of mortality, expense and administrative charges will reduce to 1.10% after your contract has been in effect for six years.

CONTINGENT WITHDRAWAL CHARGE

For contracts issued before February 15, 1997 (2/27/97 in Washington, 5/30/97 in Pennsylvania, 7/7/97 in Maryland, 10/16/97 in Oregon) the following rules apply even if they are different from other provisions in this prospectus:

There is a withdrawal charge of up to 7% on all contributions withdrawn. As shown below, this charge varies, depending upon the "age" of the contributions included in the withdrawal, that is, how long ago you made your contributions. The maximum percentage of 7% would apply if the entire amount of the withdrawal consisted of contributions made during your current contract year. No withdrawal charge applies when you withdraw contributions made earlier than your fifth prior contribution year. For purposes of calculating the withdrawal charge, (1) the oldest contributions will be treated as the first withdrawn and more recent contributions next, and (2) partial withdrawals up to the free withdrawal amount won't be considered a withdrawal of any contributions. For partial withdrawals, the total amount deducted from your Account Value will include the withdrawal amount requested, any applicable Market Value Adjustment and any applicable withdrawal charge, so that the net amount you receive will be the amount requested.

No charge will be applied to your partial withdrawals that don't exceed the free withdrawal amount in any contract year. On any Business Day, the free withdrawal amount is the greater of (i) 10% of your Account Value and (ii) any investment gain during the prior contract year, less withdrawals during the current contract year. Investment gain is calculated as the increase in the Account Value during the prior contract year, minus contributions during that year, plus withdrawals made during that year. We'll deduct contingent withdrawal charges for any partial withdrawal amount that is over the free withdrawal amount. The contingent withdrawal charge is a sales charge to help pay our costs of selling and promoting the contract. We don't expect revenues from contingent withdrawal charges to cover all of those costs. Any shortfall will be made up from our General Account assets, which may include profits from other charges under the contract.

          CONTRIBUTION YEAR IN WHICH               CHARGE AS A % OF THE
          WITHDRAWN CONTRIBUTION WAS MADE          CONTRIBUTION WITHDRAWN
                 Current                                     7%
                 First Prior                                 6
                 Second Prior                                5
                 Third Prior                                 4
                 Fourth Prior                                3
                 Fifth Prior                                 2
                 Sixth Prior and Earlier                     0

We won't deduct a contingent withdrawal charge if the Annuitant uses the withdrawal to buy from us either an immediate annuity benefit with life contingencies or an immediate annuity without life contingencies with a restricted prepayment option that provides for level payments over five or more years. Similarly, we won't deduct a charge if the Annuitant dies and the withdrawal is made by the Annuitant's beneficiary. See "Death Benefits and Similar Benefit Distributions" in Part 5. The minimum withdrawal permitted is $300.

RETIREMENT DATE

For contracts issued before January 1, 1997, the Retirement Date will be the date you specify, but no later than your 85th birthday or the 10th Contract Anniversary, whichever is later.




CONTRACTS ISSUED TO OREGON RESIDENTS

If you are a resident of Oregon and your Contract was issued before 10/16/97 (Contract Form No. 11960CNQ-I-OR), additional contributions into Investment Options are accepted, including the 10-Year GRO Account, and the prospectus provisions relating to these items apply.

HARDSHIP WAIVERS

Hardship Waivers aren't available.

PART II

              THE SELECT TEN PLUS DIVISIONS OF SEPARATE ACCOUNT TEN

SECTION 1 - INVESTMENT OBJECTIVE, STRATEGY AND RISK FACTORS

THE DIVISIONS

Separate Account Ten is currently divided into four Divisions: March, June, September and December. Each Division is a non-diversified investment company that invests directly in securities. We can't guarantee that any Division will meet its investment goals. Separate Account Ten may also offer other securities that aren't available under the contract offered by this prospectus.

INVESTMENT OBJECTIVE

The Divisions seek total return by investing in shares of the ten highest dividend yielding common stocks in the Dow Jones Industrial Average (DJIA) in equal weights and holding them for twelve months. The dividend yield for each stock is calculated by annualizing the last quarterly or semi-annual ordinary dividend distributed on that stock and dividing the result by the market value of that stock at the close of the New York Stock Exchange (NYSE) on the business day before the investment date. This yield is historical and we can't guarantee that any dividends will be declared or paid in the future on the stocks in the Divisions. The term "equal weights" means that if you invested $100 in a Division, the Division would buy $10 of each of the ten highest yielding stocks.

The selection process is a straightforward, objective, mathematical application that ignores any subjective factors concerning an issuer in the DJIA, an industry or the economy generally. The application of the selection process may cause a Division to own a stock that the sub-adviser doesn't recommend for purchase. In fact, the sub-adviser may have sell recommendations on a number of the stocks at the time the stocks are selected for inclusion in a Division's portfolio.

There are various theories to explain why a common stock is among the ten highest yielding stocks in the DJIA at any given time:

     (1) the issuer may be in financial difficulty or out of favor in the market because of weak earnings, performance or forecasts, or negative publicity;

     (2) there may be uncertainties because of pending or threatened litigation or pending or proposed legislation or government regulation;

     (3) the stock may be a cyclical stock reacting to national and international economic developments; or

     (4) the market may be anticipating a reduction in or the elimination of the issuer's dividend.

While these factors may affect only a part of an issuer's overall business, the publicity may be strong enough to outweigh otherwise solid business performance. In addition, companies in certain industries have historically paid relatively high dividends.




INVESTMENT STRATEGY

The Divisions seek total return by buying the ten highest yielding stocks in the DJIA in equal weights and holding them for approximately twelve months. Each new Division begins on the last Business Day of each calendar quarter. At the end of each Division's twelve-month period, its portfolio is restructured to hold the current ten highest yielding stocks in the DJIA. Separate Account Ten's four Divisions, operating at the same time, may each have different investment portfolios for its own twelve-month period.

New contributions and transfers to a Division are invested on only one day each year, the INVESTMENT DATE, as follows:

                DIVISION                             INVESTMENT DATE
                --------                             ---------------
     Select Ten Plus Division - March          last Business Day of March

     Select Ten Plus Division - June           last Business Day of June

     Select Ten Plus Division - September      last Business Day of September

     Select Ten Plus Division - December       last Business Day of December

The weights of the individual stock positions won't be rebalanced during the year, and additional contributions or transfers won't be accepted during any Division's twelve-month holding period. Instead, additional contributions or transfers are invested on the next Investment Date.

On the day we receive a dividend from a stock in a Division's investment portfolio, we'll reinvest it in the form of additional shares of the stock that paid the dividend. We can't guarantee that the dividend rates on the selected stocks will be maintained. Reduction or elimination of a dividend could adversely affect the stock price.

The "highest yielding stocks" are determined by calculating the yield for each stock by annualizing the last ordinary quarterly or semi-annual dividend distributed on that stock and dividing the result by the market value of the stock at the close of the NYSE on the Business Day before the Investment Date.

The investment strategy is based on three time-tested investment principles:

     (1)  time in the market is more important than timing the market;

     (2)  the stocks to buy are the ones everyone else is selling; and

     (3)  dividends can be an important part of total return.

Investment in a number of companies with high dividends relative to their stock prices is designed to increase a Division's potential for higher returns. Investing in these stocks of the DJIA may be effective as well as conservative because regular dividends are common for established companies and have accounted for a substantial portion of the total return on stocks of the DJIA as a group. Each Division's return will consist of a combination of capital appreciation and current dividend income.

Transfers from any other Investment Option into one of the Divisions will be effective at a price determined as of the day preceding the next available Investment Date. We reserve the right not to accept transfer instructions received less than two business days before any Investment Date. See Part I,
Section 5, "Transfers."

THE DOW JONES INDUSTRIAL AVERAGE


The DJIA consists of 30 common stocks chosen by the editors of THE WALL STREET JOURNAL as representative of the NYSE and of American industry. The companies are highly capitalized in their industries and their stocks are widely followed and held by individual and institutional investors. The companies marked below with an asterisk are the ten highest yielding stocks in the DJIA as of the market close on Friday, March 31, 2003. The ten highest yielding stocks in the DJIA are commonly known as the "Dogs of the Dow":

AT&T*                                       Honeywell*
Aluminum Co. of America*                    IBM
American Express                            Intel
Boeing                                      International Paper*
Caterpillar                                 Johnson & Johnson
Citigroup                                   J.P. Morgan Chase*
Coca-Cola                                   McDonald's
Disney                                      Merck
DuPont*                                     Microsoft
Eastman Kodak*                              Minnesota Mining & Manufacturing*
Exxon Mobil                                 Altria Group*
General Electric*                           Proctor & Gamble
General Motors*                             SBC Communications*
Hewlett-Packard                             United Technologies
Home Depot                                  Wal-Mart


The designations "Dow Jones", "Dow Jones Industrial Average" and "DJIA" are the property of Dow Jones & Company, Inc. (DOW JONES). Dow Jones isn't affiliated with the Divisions, hasn't participated in any way in the creation of the Divisions or in the selection of stocks included in the Divisions and hasn't reviewed or approved any information included in this prospectus. The Divisions aren't sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones has no relationship at all with the Divisions. Dow Jones isn't responsible for and doesn't participate in determining the timing, price, or quantity of the Divisions' shares to be issued or redeemed. Dow Jones doesn't have any obligation or liability in connection with the administration or marketing of the Divisions.

RISK FACTORS

RISKS IN GENERAL

An investment in a Division results in certain risks common to all stock investments. Stocks fluctuate in price for a variety of reasons. For example, the value of your investment will decline if the financial condition of the issuers of the stocks becomes impaired or if the general condition of the stock market worsens. Common stocks in general may be especially susceptible to general stock market movements and to increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors, including government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. In addition, holders of common stocks generally are behind creditors and holders of preferred stock for payments in the event of the bankruptcy of a stock issuer. Common stocks aren't backed by an obligation of the issuer and therefore don't offer any assurance of income or provide the degree of protection of capital provided by debt securities.

STRATEGY SPECIFIC RISKS

Each Division is non-diversified and invests a larger portion of its assets in the securities of fewer issuers than diversified investment companies. As a result, an investment in a Division may be subject to greater fluctuation in value than an investment in a diversified investment company. In addition, a Division may be concentrated in issuers primarily engaged in a particular industry. Concentration may involve additional risk because of the decreased diversification of economic, financial, and market risks. In addition, increased regulation, particularly with respect to the environment or with respect to the petroleum or tobacco industry, may have a negative impact on certain companies represented in a Division's portfolio.

SECTION 2 - PERFORMANCE INFORMATION

The performance of the investment strategy for the Divisions relative to other investment strategies can be shown using historical data. The returns shown in the following tables reflect the historical performance of a hypothetical investment in the ten highest yielding stocks in the DJIA and the performance of the DJIA, and not the performance of any Division. They don't guarantee future performance or predict any Division's returns. Stock prices (which will fluctuate in value) and dividends (which may be increased, reduced or eliminated) can affect the returns. The strategy has underperformed the DJIA in certain years. Accordingly, we can't guarantee that any Division will outperform the DJIA over the life of the Division.

An investor in a Division might not receive as high a total return on an investment in the Divisions that the hypothetical returns are based on because
(1) the total return figures shown don't reflect Division expenses or brokerage commissions and (2) the Divisions are established at different times of the year. If these charges were reflected in the hypothetical returns, the returns would be lower than those shown here.

              PERFORMANCE HISTORY OF THE DOGS OF THE DOW STRATEGY -
                    COMPARISON OF HISTORICAL TOTAL RETURN (1)


                                  TEN HIGHEST DIVIDEND
                  YEAR             YIELDING STOCKS(2)          DJIA
                  ----             ----------------            ----
                  1973                    3.9%                (13.1)%
                  1974                   (1.3)%               (23.1)%
                  1975                   55.9%                 44.4%
                  1976                   34.8%                 22.7%
                  1977                    0.9%                (12.7)%
                  1978                   (0.1)%                 2.7%
                  1979                   12.4%                 10.5%
                  1980                   27.2%                 21.5%
                  1981                    5.0%                 (3.4)%
                  1982                   23.6%                 25.8%
                  1983                   38.7%                 25.7%
                  1984                    7.6%                  1.1%
                  1985                   29.5%                 32.8%
                  1986                   32.1%                 26.9%
                  1987                    6.1%                  6.0%
                  1988                   22.9%                 16.0%
                  1989                   26.5%                 31.7%
                  1990                   (7.6)%                (0.4)%
                  1991                   39.3%                 23.9%
                  1992                    7.9%                  7.4%
                  1993                   27.3%                 16.8%
                  1994                    4.1%                  4.9%
                  1995                   36.7%                 36.4%
                  1996                   27.9%                 28.9%
                  1997                   21.9%                 24.9%
                  1998                   10.7%                 18.1%
                  1999                    4.0%                 27.2%
                  2000                    6.4%                 (4.7)%
                  2001                   (4.9%)                (5.4%)
                  2002                   (8.9%)               (14.9%)
                  Cumulative            6,966%                2,345%


----------

(1) Total return is the sum of (1) the percentage change in market value of each group of stocks between the first and last trading days of a period and (2) the total dividends paid on each group of stocks during the period, divided by the opening market value of each group of stocks as of the first trading day of a period. Total return doesn't take into consideration any expenses or commissions. Over the course of the years listed above, the ten highest dividend yielding stocks in the DJIA achieved an average annual total return of 15.3%. Over this period, the strategy achieved a greater average annual total return than that of the DJIA, which was 11.3%. Although each Division seeks to achieve a better performance than the DJIA as a whole, we can't guarantee that a Division will achieve a better performance. Performance may also be compared to the performance of the S&P 500 Composite Price Stock Index or performance data from publications such as Morningstar Publications, Inc. Source for years 1973-1997: BEATING THE DOW, by Michael O'Higgins with John Downes, published by Harper Perennial, 1992, and "Beating the Dow," edited by John Downes, published by the Hirsch Organization. Used with permission of the authors. Source for 1998-2002: www.dogsofthedow.com.


(2) The ten highest dividend yielding stocks in the DJIA for any given year were selected by ranking the dividend yields for each of the stocks in the index at the beginning of that year, based upon an annualization of the last quarterly or semi-annual regular dividend distribution (which would have been declared in the preceding year), divided by that stock's market value on the first trading day on the NYSE in that year.

              PERFORMANCE HISTORY OF THE DOGS OF THE DOW STRATEGY -
                         $10,000 HYPOTHETICAL INVESTMENT


                                  TEN HIGHEST DIVIDEND
                  YEAR            YIELDING DJIA STOCKS      DJIA INDEX
                  ----             ----------------         ----------
                  1973                  $ 10,390             $  8,690
                  1974                    10,255                6,683
                  1975                    15,987                9,650
                  1976                    21,551               11,840
                  1977                    21,745               10,336
                  1978                    21,723               10,616
                  1979                    24,417               11,730
                  1980                    31,058               14,252
                  1981                    32,611               13,768
                  1982                    40,308               17,320
                  1983                    55,907               21,771
                  1984                    60,155               22,010
                  1985                    77,901               29,230
                  1986                   102,908               37,092
                  1987                   109,185               39,318
                  1988                   134,188               45,609
                  1989                   169,748               60,067
                  1990                   156,848               59,827
                  1991                   218,489               74,125
                  1992                   235,749               79,610
                  1993                   300,109               92,985
                  1994                   312,413               97,541
                  1995                   427,069              133,046
                  1996                   546,221              171,496
                  1997                   665,843              214,199
                  1998                   737,136              252,971
                  1999                   766,572              319,152
                  2000                   815,633              303,673
                  2001                   775,667              387,275
                  2002                   706,632              244,471

The table above represents a hypothetical investment of $10,000 in the DJIA and the ten highest dividend yielding DJIA stocks from January 1, 1973 through December 31, 2002. The table assumes that all dividends and distributions during a year are reinvested at the end of that year. The table doesn't reflect expenses or commissions. The value of the ten highest dividend-yielding DJIA stocks would have been $394,471 if the following fees and expenses had been charged: (1) insurance charges of 1.20%, (2) management fees of .50%, (3) administrative fees of .15%, and (4) other expenses of .35%.


Investors shouldn't rely on performance information as an indication of the past or future performance of the Divisions. We can't guarantee that any of the Divisions will outperform the DJIA.

Performance data for the Divisions, including the yield and total return of the Divisions, may appear in advertisements or sales literature. See "Performance Information" in Part I, Section 8 for a discussion of how performance is calculated.

SECTION 3 - CONTRACTHOLDER INFORMATION

PRICING OF UNITS

The net asset value of the Units of each Division is determined on each day the NYSE is open for trading. The net assets are valued based on market quotations as of the close of business of the NYSE, which is currently 4:00 p.m., Eastern Time. Each Division's Unit Value is calculated separately by dividing the value of the securities held by the Division plus any cash or other assets, less liabilities, by the number of outstanding Units of the Division.

Amounts contributed and transferred to the Divisions are invested on only four days each year, the INVESTMENT DATE for each of the four Divisions. Because of this, purchase orders are priced at the net asset value that is next computed at the end of the Business Day preceding the next available Investment Date after receipt of your order. Redemption orders and transfers out of the Divisions are priced at the net asset value next computed after receipt of your order. See
Part II, Section 2 - "Investment Strategy."

DIVIDENDS AND DISTRIBUTIONS

Dividends from stocks in each Division's portfolio will be reinvested on the day the dividend is received in additional shares of the stock that paid the dividend.

SECTION 4 - MANAGEMENT

THE INVESTMENT ADVISER


Touchstone Advisors Inc. serves as the investment adviser to the Select Ten Plus Divisions. Touchstone Advisors is part of The Western-Southern Enterprise, which is a family of companies that provides life insurance, annuities, mutual funds, asset management and other related financial services to millions of consumers nationwide. Touchstone Advisors is located at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202.


Touchstone Advisors has overall responsibility for administering all operations of the Divisions and for monitoring and evaluating the management of the assets of the Divisions by the sub-adviser. Specifically, Touchstone Advisors:

     - provides the overall business management and administrative services necessary for each Division's operation;

     - furnishes or procures on behalf of the Division the services and information necessary to the proper conduct of the Divisions' business;

     - acts as liaison among the various service providers to the Divisions, including the custodian, portfolio accounting personnel, sub-adviser, counsel, and auditors;

     - is responsible for ensuring that the Divisions operate in compliance with applicable legal requirements and for monitoring the sub-adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Divisions; and

     - is responsible for monitoring and evaluating the sub-adviser on a periodic basis and considering its performance record with respect to the investment objective and policies of the Divisions.

Touchstone Advisors is authorized to exercise full investment discretion and make all determinations with respect to the investment of each Division's assets and the purchase and sale of securities for the Divisions in the event that at any time a sub-adviser isn't engaged to manage the assets of the Divisions.

For providing investment management services to the Divisions, Touchstone Advisors receives a monthly fee based on an annual rate of .50% of each Division's average daily net assets. Touchstone Advisors will then pay an advisory fee to the subadviser. Touchstone Advisors has guaranteed it or an affiliate would pay National Asset Management a minimum annual sub-advisory fee of $50,000.

Touchstone Advisors has agreed to reimburse each Division for operating expenses (excluding management fees) above an annual rate of .35% of the Division's average net assets. Touchstone Advisors can change or terminate its expense reimbursement policy for the Divisions, but doesn't currently intend to do so.

THE SUB-ADVISER

National Asset serves as the sub-adviser to the Divisions and in that capacity provides investment advisory services, including security selection. National Asset makes all determinations with respect to the investment of each Division's assets and the purchase and sale of securities and other investments under the Divisions' investment objectives and policies.

APPENDIX A

FINANCIAL INFORMATION FOR THE SEPARATE ACCOUNTS


The table below shows Unit Values for certain Variable Account Options at inception, the number of units outstanding at December 31 of each year since inception, and the Unit Value at the beginning and end of each period for contracts issued prior to July 16, 2001.



                                                       2002         2001         2000         1999         1998         1997
                                                       ----         ----         ----         ----         ----         ----
THIRD AVENUE VALUE**
Unit value at beginning of period                   $     14.62  $     26.06  $     23.76  $     27.42  $     23.47  $     18.24
Unit value at end of period                         $     24.11  $     14.62  $     26.06  $     23.76  $     27.42  $     23.47
Number of units outstanding at end of period            780,658      597,420      620,186      930,696    1,385,723    1,278,296

HARRIS BRETALL SULLIVAN & SMITH EQUITY
GROWTH
Unit value at beginning of period                   $     19.21  $     27.02  $     35.32  $     26.42  $     19.74  $     14.85
Unit value at end of period                         $     13.17  $     19.21  $     27.02  $     35.32  $     26.42  $     19.74
Number of units outstanding at end of period            813,251    1,023,394    1,230,820    1,214,898    1,345,118    1,295,185

GABELLI LARGE CAP VALUE**
Unit value at beginning of period                   $     14.62  $     17.36  $     18.45  $     17.70  $     18.32  $     15.23
Unit value at end of period                         $     10.01  $     14.62  $     17.36  $     18.45  $     17.70  $     18.32
Number of units outstanding at end of period            497,141      597,420      514,402      804,931    1,761,932    2,107,245

BARON SMALL CAP**
Unit value at beginning of period                   $     17.97  $     17.09  $     17.10  $     17.80  $     18.15  $     14.71
Unit value at end of period                         $     15.23  $     17.97  $     17.09  $     17.10  $     17.80  $     18.15
Number of units outstanding at end of period            236,032      243,483      206,561      332,006      581,283      592,060

FIDELITY VIP EQUITY-INCOME
Unit value at beginning of period                   $     11.66  $     12.43  $     11.62  $     11.08  $     10.06            -
Unit value at end of period                         $      9.55  $     11.66  $     12.43  $     11.62  $     11.08  $     10.06
Number of units outstanding at end of period          1,422,524    1,532,888    1,303,950    1,571,231    1,206,214      155,520

FIDELITY VIP CONTRAFUND
Unit value at beginning of period                   $      9.71  $     14.08  $     15.29  $     12.47  $      9.73            -
Unit value at end of period                         $     10.90  $     12.19  $     14.08  $     15.29  $     12.47  $      9.73
Number of units outstanding at end of period          1,425,302   1,519,.016    1,735,357    1,652,352      893,485      129,361

                                                       1996         1995         1994         1993       INCEPTION
                                                       ----         ----         ----         ----       ---------
THIRD AVENUE VALUE**
Unit value at beginning of period                   $     14.85  $     10.34  $     10.56  $     10.07  $     10.00
Unit value at end of period                         $     18.24  $     14.85  $     10.34  $     10.56
Number of units outstanding at end of period          1,119,634      806,752      733,336      547,498

HARRIS BRETALL SULLIVAN & SMITH EQUITY
GROWTH
Unit value at beginning of period                   $     13.21  $     10.17  $      9.91  $     10.05  $     10.00
Unit value at end of period                         $     14.85  $     13.21  $     10.17  $      9.91
Number of units outstanding at end of period          1,184,119    1,342,971    1,014,016      830,307

GABELLI LARGE CAP VALUE**
Unit value at beginning of period                   $     13.44  $     11.23  $     11.33  $      9.99  $     10.00
Unit value at end of period                         $     15.23  $     13.44  $     11.23  $     11.33
Number of units outstanding at end of period          2,434,199    2,541,023    2,558,692     1,518,39

BARON SMALL CAP**
Unit value at beginning of period                   $     12.58  $     10.53  $     10.74            -  $     10.00
Unit value at end of period                         $     14.71  $     12.58  $     10.53  $     10.74
Number of units outstanding at end of period            592,469      587,830      567,827      425,500

FIDELITY VIP EQUITY-INCOME
Unit value at beginning of period                             -            -            -            -  $     10.00
Unit value at end of period
Number of units outstanding at end of period

FIDELITY VIP CONTRAFUND
Unit value at beginning of period                             -            -            -            -  $     10.00
Unit value at end of period
Number of units outstanding at end of period

                                                       2002         2001         2000         1999         1998         1997
                                                       ----         ----         ----         ----         ----         ----
FIDELITY VIP GROWTH & INCOME
Unit value at beginning of period                   $     12.07  $     13.41  $     14.11  $     13.10  $     10.24            -
Unit value at end of period                         $      9.93  $     12.07  $     13.41  $     14.11  $     13.10  $     10.24
Number of units outstanding at end of period            952,583    1,130,965    1,111,831    1,291,885      859,704      119,576

FIDELITY VIP GROWTH OPPORTUNITIES
Unit value at beginning of period                   $      8.97  $     10.62  $     12.98  $     12.62  $     10.26            -
Unit value at end of period                         $      6.91  $      8.97  $     10.62  $     12.98  $     12.62  $     10.26
Number of units outstanding at end of period            472,524      661,779      768,638      948,352      617,513       78,180

FIDELITY VIP GROWTH
Unit value at beginning of period                   $      8.99  $     11.08  $     12.63            -            -            -
Unit value at end of period                         $      6.19  $      8.99  $     11.08  $     12.63
Number of units outstanding at end of period            468,305      503.508      364,255       54,439

FIDELITY VIP MID CAP
Unit value at beginning of period                   $     16.27  $     17.07  $     12.96            -            -            -
Unit value at end of period                         $     14.46  $     16.27  $     17.07  $     12.96
Number of units outstanding at end of period            581,450      581,376      503,449       82,924

JANUS ASPEN CAPITAL APPRECIATION
Unit value at beginning of period                   $     15.17  $     19.64  $     24.33  $     14.77  $      9.47            -
Unit value at end of period                         $     12.62  $     15.17  $     19.64  $     24.33  $     14.77  $      9.47
Number of units outstanding at end of period          1,172,043    1,720,961    2,289,751    1,953,906      712,285       92,194

JANUS ASPEN BALANCED
Unit value at beginning of period                   $     14.95  $     15.90  $     16.49  $     13.19  $      9.95            -
Unit value at end of period                         $     13.80  $     14.95  $     15.90  $     16.49  $     13.19  $      9.95
Number of units outstanding at end of period          2,172,043    2,824,401    3,292,580    3,904,271    5,548,134    5,661,088

JANUS ASPEN WORLDWIDE GROWTH
Unit value at beginning of period                   $     12.44  $     16.26  $     19.54  $     12.04  $      9.47            -
Unit value at end of period                         $      9.14  $     12.44  $     16.26  $     19.54  $     12.04  $      9.47
Number of units outstanding at end of period          1,708,393    2,314,559    2,890,991    2,314,085    1,327,696      151,721

                                                       1996         1995         1994         1993       INCEPTION
                                                       ----         ----         ----         ----       ---------
FIDELITY VIP GROWTH & INCOME
Unit value at beginning of period                             -            -            -            -  $     10.00
Unit value at end of period
Number of units outstanding at end of period

FIDELITY VIP GROWTH OPPORTUNITIES
Unit value at beginning of period                             -            -            -            -  $     10.00
Unit value at end of period
Number of units outstanding at end of period

FIDELITY VIP GROWTH
Unit value at beginning of period                             -            -            -            -  $     10.00
Unit value at end of period
Number of units outstanding at end of period

FIDELITY VIP MID CAP
Unit value at beginning of period                             -            -            -            -  $     10.00
Unit value at end of period
Number of units outstanding at end of period

JANUS ASPEN CAPITAL APPRECIATION
Unit value at beginning of period                             -            -            -            -  $     10.00
Unit value at end of period
Number of units outstanding at end of period

JANUS ASPEN BALANCED
Unit value at beginning of period                             -            -            -            -  $     10.00
Unit value at end of period
Number of units outstanding at end of period

JANUS ASPEN WORLDWIDE GROWTH
Unit value at beginning of period                             -            -            -            -  $     10.00
Unit value at end of period
Number of units outstanding at end of period

                                                       2002         2001         2000         1999         1998         1997
                                                       ----         ----         ----         ----         ----         ----
JANUS ASPEN MONEY MARKET
Unit value at beginning of period                   $     11.70  $     11.38  $     10.85  $     10.48  $     10.08            -
Unit value at end of period                         $     11.73  $     11.70  $     11.38  $     10.85  $     10.48  $     10.08
Number of units outstanding at end of period          1,701,030    2,337,296    1,569,997    2,017,825    1,709,186      634,249

J.P. MORGAN INTERNATIONAL OPPORTUNITIES
Unit value at beginning of period                   $      8.56  $     10.73  $     12.93  $      9.59  $      9.28            -
Unit value at end of period                         $      6.90  $      8.56  $     10.73  $     12.93  $      9.59  $      9.28
Number of units outstanding at end of period            237,950      293,390      324,546      345,201      137,064       41,664

J.P. MORGAN BOND
Unit value at beginning of period                   $     12.19  $     11.55  $     10.60  $     10.85  $     10.19            -
Unit value at end of period                         $     13.08  $     12.19  $     11.55  $     10.60  $     10.85  $     10.19
Number of units outstanding at end of period          2,171,151    1,972,807    1,491,565    1,890,368    1,499,874      418,029

JANUS ASPEN AGGRESSIVE GROWTH
Unit value at beginning of period                   $      4.02  $      6.74  $      6.74            -            -            -
Unit value at end of period                         $      2.85  $      4.02
Number of units outstanding at end of period            238,181      376,578      424,984

JANUS ASPEN GROWTH
Unit value at beginning of period                   $      6.39  $      8.63            -            -            -            -
Unit value at end of period                         $      4.62  $      6.39  $      8.63
Number of units outstanding at end of period            132,418      249,380      154,157

JANUS ASPEN STRATEGIC VALUE
Unit value at beginning of period                   $      8.67  $      9.59            -            -            -            -
Unit value at end of period                         $      6.55  $      8.67  $      9.59
Number of units outstanding at end of period            148,803      215,986       38,274

MFS CAPITAL OPPORTUNITIES
Unit value at beginning of period                   $      6.58  $      8.73            -            -            -            -
Unit value at end of period                         $      4.55  $      6.58  $      8.73
Number of units outstanding at end of period            374,754      560,187      477,460

MFS EMERGING GROWTH
Unit value at beginning of period                   $      5.24  $      8.00            -            -            -            -
Unit value at end of period                         $      3.42  $      5.24  $      8.00
Number of units outstanding at end of period            267,341      337,119      279,091

                                                       1996         1995         1994         1993       INCEPTION
                                                       ----         ----         ----         ----       ---------
JANUS ASPEN MONEY MARKET
Unit value at beginning of period                             -            -            -            -  $     10.00
Unit value at end of period
Number of units outstanding at end of period

J.P. MORGAN INTERNATIONAL OPPORTUNITIES
Unit value at beginning of period                             -            -            -            -  $     10.00
Unit value at end of period
Number of units outstanding at end of period

J.P. MORGAN BOND
Unit value at beginning of period                             -            -            -            -  $     10.00
Unit value at end of period
Number of units outstanding at end of period

JANUS ASPEN AGGRESSIVE GROWTH
Unit value at beginning of period                             -            -            -            -  $     10.00
Unit value at end of period
Number of units outstanding at end of period

JANUS ASPEN GROWTH
Unit value at beginning of period                             -            -            -            -  $     10.00
Unit value at end of period
Number of units outstanding at end of period

JANUS ASPEN STRATEGIC VALUE
Unit value at beginning of period                             -            -            -            -  $     10.00
Unit value at end of period
Number of units outstanding at end of period

MFS CAPITAL OPPORTUNITIES
Unit value at beginning of period                             -            -            -            -  $     10.00
Unit value at end of period
Number of units outstanding at end of period

MFS EMERGING GROWTH
Unit value at beginning of period                             -            -            -            -  $     10.00
Unit value at end of period
Number of units outstanding at end of period

                                                       2002         2001         2000         1999         1998         1997
                                                       ----         ----         ----         ----         ----         ----
MFS INVESTORS TRUST
Unit value at beginning of period                   $      8.39  $     10.14            -            -            -            -
Unit value at end of period                         $      6.52  $      8.39        10.14
Number of units outstanding at end of period            135,419      288,106       56,839

MFS MID CAP GROWTH
Unit value at beginning of period                   $      7.83  $      9.63            -            -            -            -
Unit value at end of period                         $      4.37  $      7.83         9.63
Number of units outstanding at end of period            524,185      870,222      479,615

MFS NEW DISCOVERY
Unit value at beginning of period                   $      8.67  $      9.27            -            -            -            -
Unit value at end of period                         $      5.83  $      8.67  $      9.27
Number of units outstanding at end of period            392,709      417,974      214,134

SCUDDER EAFE EQUITY INDEX
Unit value at beginning of period                   $      8.69  $     11.70  $     14.22  $     11.30  $      9.42            -
Unit value at end of period                         $      6.72  $      8.69  $     11.70  $     14.22  $     11.30  $      9.42
Number of units outstanding at end of period            261,235      257,086      247,563      240,439      177,704       19,652

SCUDDER EQUITY INDEX
Unit value at beginning of period                   $     11.88  $     13.71  $     15.32  $     12.90  $     10.16            -
Unit value at end of period                         $      9.10  $     11.88  $     13.71  $     15.32  $     12.90  $     10.16
Number of units outstanding at end of period          1,911,120    2,357,487    2,509,913    2,454,241    1,563,771      224,706

SCUDDER SMALL CAP INDEX
Unit value at beginning of period                   $     10.31  $     10.24  $     10.80  $      9.11  $      9.44            -
Unit value at end of period                         $      8.08  $     10.31  $     10.24  $     10.80  $      9.11  $      9.44
Number of units outstanding at end of period            425,605    1,972,807      528,324      456,819      389,699       70,238

UNIVERSAL FUNDS EMERGING MARKETS DEBT
Unit value at beginning of period                   $      9.93  $      9.14  $      8.32  $      6.52  $      9.23            -
Unit value at end of period                         $     10.70  $      9.93  $      9.14  $      8.32  $      6.52  $      9.23
Number of units outstanding at end of period            201,513      150,281      192,477      310,684      607,509      653,365

                                                       1996         1995         1994         1993       INCEPTION
                                                       ----         ----         ----         ----       ---------
MFS INVESTORS TRUST
Unit value at beginning of period                             -            -            -            -  $     10.00
Unit value at end of period
Number of units outstanding at end of period

MFS MID CAP GROWTH
Unit value at beginning of period                             -            -            -            -  $     10.00
Unit value at end of period
Number of units outstanding at end of period

MFS NEW DISCOVERY
Unit value at beginning of period                             -            -            -            -  $     10.00
Unit value at end of period
Number of units outstanding at end of period

SCUDDER EAFE EQUITY INDEX
Unit value at beginning of period                             -            -            -            -  $     10.00
Unit value at end of period
Number of units outstanding at end of period

SCUDDER EQUITY INDEX
Unit value at beginning of period                             -            -            -            -  $     10.00
Unit value at end of period
Number of units outstanding at end of period

SCUDDER SMALL CAP INDEX
Unit value at beginning of period                             -            -            -            -  $     10.00
Unit value at end of period
Number of units outstanding at end of period

UNIVERSAL FUNDS EMERGING MARKETS DEBT
Unit value at beginning of period                             -            -            -            -  $     10.00
Unit value at end of period
Number of units outstanding at end of period

APPENDIX B

     ILLUSTRATION OF A MARKET VALUE ADJUSTMENT

               Contribution:   $50,000.00

               GRO Account duration:   7 Years

               Guaranteed Interest Rate:  5% Annual Effective Rate

The following examples illustrate how the Market Value Adjustment and the contingent withdrawal charge may affect the values of a contract upon a withdrawal. The 5% assumed Guaranteed Interest Rate is the same rate used in the Example under "Table of Annual Fees and Expenses" in this Prospectus. In these examples, the withdrawal occurs at the end of the three year period after the initial contribution. The Market Value Adjustment operates in a similar manner for transfers. Contingent withdrawal charges don't apply to transfers.

The GRO Value for this $50,000 contribution is $70,355.02 at the expiration of the GRO Account. After three years, the GRO Value is $57,881.25. It is also assumed for these examples that you haven't made any prior partial withdrawals or transfers.

The Market Value Adjustment will be based on the rate we are crediting (at the time of the withdrawal) on new contributions to GRO Accounts of the same duration as the time remaining in your GRO Account, rounded to the next lower number of complete months. If we don't declare a rate for the exact time remaining, we'll use a formula to find a rate using GRO Accounts of durations closest to (next higher and next lower) the remaining period described above. Three years after the initial contribution, there would have been four years remaining in your GRO Account. These examples also show the withdrawal charge, which would be calculated separately.

EXAMPLE OF A DOWNWARD MARKET VALUE ADJUSTMENT:

A downward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have increased. Assume interest rates have increased three years after the initial contribution and that at that time, we're crediting 6.25% for a four-year GRO Account. Upon a full withdrawal, the Market Value Adjustment, applying the above formula would be:

     -0.0551589 = [(1 + .05)(POWER OF 48/12) /
                  (1 + .0625 + .0025)(POWER OF 48/12)] - 1

The Market Value Adjustment is a reduction of $3,192.67 from the GRO Value:

     -$3,192.67 = -0.0551589 X $57,881.25

The Market Adjusted Value would be:

     $54,688.58 = $57,881.25 - $3,192.67

A withdrawal charge of 6% would be assessed against the $50,000 original contribution:

     $3,000.00 = $50,000.00 X .06

Thus, the amount payable on a full withdrawal would be:

     $51,688.58 = $57,881.25 - $3,192.67 - $3,000.00

If instead of a full withdrawal, $20,000 was requested, we would first determine the free withdrawal amount:

     $5,788.13 = $57,881.25 X .10

     Free Amount = $5,788.13

The non-free amount would be:

     $14,211.87 = $20,000.00 - $5,788.13

The Market Value Adjustment, which is only applicable to the non-free amount, would be

     -$783.91 = -0.0551589 X $14,211.87

The withdrawal charge would be:

     $957.18 = [($14,211.87 + $783.91)/(1 - .06)] - ($14,211.87 + 783.91)

Thus, the total amount needed to provide $20,000 after the Market Value Adjustment and withdrawal charge would be:

     $21,741.09 = $20,000.00 + $783.91 + $957.18

The ending Account Value would be:

     $36,140.16 = $57,881.25 - $21,741.09

EXAMPLE OF AN UPWARD MARKET VALUE ADJUSTMENT:

An upward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have decreased. Assume interest rates have decreased three years after the initial contribution and we're crediting 4% for a four-year GRO Account. Upon a full withdrawal, the Market Value Adjustment, applying the formula set forth in the prospectus, would be:

     .0290890 = [(1 + .05)(POWER OF 48/12) /
                (1 + .04 + .0025)(POWER OF 48/12)] - 1

The Market Value Adjustment is an increase of $1,683.71 to the GRO Value:

     $1,683.71 = .0290890 X $57,881.25

The Market Adjusted Value would be:

     $59,564.96 = $57,881.25 + $1,683.71

A withdrawal charge of 6% would be assessed against the $50,000 original contribution:

     $3,000.00 = $50,000.00 X .06

Thus, the amount payable on a full withdrawal would be:

     $56,564.96 = $57,881.25 + $1,683.71 - $3,000.00

If instead of a full withdrawal, $20,000 was requested, the free withdrawal amount and non-free amount would first be determined as above:

                Free Amount = $ 5,788.13

            Non-Free Amount = $14,211.87

   The Market Value Adjustment would be:

        $413.41 = .0290890 X $14,211.87

   The withdrawal charge would be:

        $880.75 = [($14,211.87 - $413.41)/(1 - .06)] - ($14,211.87 - $413.41)

     Thus, the total amount needed to provide $20,000 after the Market Value Adjustment and withdrawal charge would be:

        $20,467.34 = $20,000.00 - $413.41 + $880.75

     The ending Account Value would be:

        $37,413.91 = $57,881.25 - $20,467.34

     Actual Market Value Adjustments may have a greater or lesser impact than shown in the examples, depending on the actual change in interest crediting rate and the timing of the withdrawal or transfer in relation to the time remaining in the GRO Account. Also, the Market Value Adjustment can never decrease the Account Value below your premium plus 3% interest, before any applicable charges. Account values less than $50,000 will be subject to a $30 annual charge.

The above examples will be adjusted to comply with applicable state regulation requirements for contracts issued in certain states.

APPENDIX C - TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Part 1 - Integrity and Custodian
Part 2 - Distribution of the Contract
Part 3 - Investment Restrictions and Policies of the Select Ten Plus Divisions
Part 4 - Management of Separate Account Ten
Part 5 - Portfolio Transactions and Brokerage
Part 6 - Performance Information
Part 7 - Determination of Accumulation Unit Values
Part 8 - Tax Favored Retirement Programs
Part 9 - Financial Statements

If you would like to receive a copy of the Statement of Additional Information, please complete the form below and send it to:

Administrative Office
Integrity Life Insurance Company
P.O. Box 740074
Louisville, KY 40201-0074
ATTN: Request for SAI of Separate Account II (Pinnacle) and Separate Account Ten

       Name:   _________________________________________________

       Address _________________________________________________

       City: _______________ State: ____________  Zip: _________

                       STATEMENT OF ADDITIONAL INFORMATION


                                   MAY 1, 2003


                                       FOR

                                    PINNACLE

                        FLEXIBLE PREMIUM VARIABLE ANNUITY

                                    ISSUED BY

                        INTEGRITY LIFE INSURANCE COMPANY

                                       AND

                     FUNDED THROUGH ITS SEPARATE ACCOUNT II

                                     AND ITS

                              SEPARATE ACCOUNT TEN

                                TABLE OF CONTENTS


                                                                            PAGE
Part 1 - Integrity and Custodian                                               2
Part 2 - Distribution of the Contracts                                         2
Part 3 - Investment Restrictions and Policies of the Select Ten Plus
         Divisions                                                             3
Part 4 - Management of Separate Account Ten                                    4
Part 5 - Portfolio Transactions and Brokerage                                 10
Part 6 - Performance Information                                              11
Part 7 - Determination of Accumulation Unit Values                            14
Part 8 - Tax-Favored Retirement Programs                                      14
Part 9 - Financial Statements                                                 21



This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the prospectus for the contracts, dated May 1, 2003. For definitions of special terms used in the SAI, please refer to the prospectus.


A copy of the prospectus to which this SAI relates is available at no charge by writing the Administrative Office at Integrity Life Insurance Company (INTEGRITY), P.O. Box 740074, Louisville, Kentucky 40201-0074, or by calling 1-800-325-8583.

PART 1 - INTEGRITY AND CUSTODIAN

Integrity Life Insurance Company is an Ohio stock life insurance company organized in 1966 that sells life insurance and annuities. Its principal executive offices are located at 515 West Market Street, Louisville, Kentucky, 40202. Integrity, the depositor of Separate Account II and Separate Account Ten, is a wholly owned subsidiary of The Western and Southern Life Insurance Company (W&S), a mutual life insurance company originally organized under the laws of the State of Ohio on February 23, 1888. Until March 3, 2000, Integrity was an indirect wholly owned subsidiary of ARM Financial Group, Inc. (ARM).


In 2001 Integrity provided all management services of Separate Account II and no longer pays management services fee to a third party. Prior to that, ARM provided substantially all of the services required to be performed on behalf of Separate Account II since 1994, and on behalf of Separate Account Ten since its inception. Total fees paid to ARM by Integrity for management services, including services applicable to Separate Account II and Separate Account Ten, in 1998 were $27,158,002, in 1999 were $32,545,976, and in 2000 were $3,001,867.

Integrity is the custodian for the shares of Portfolios owned by Separate Account II. State Street KC is the custodian for the shares of stocks owned by Separate Account Ten. The shares are held in book-entry form. Reports and marketing materials, from time to time, may include information concerning the rating of Integrity, as determined by A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Corporation, Duff & Phelps Corporation, or other recognized rating services. However, Integrity doesn't guarantee the investment performance of the portfolios, and these ratings don't reflect protection against investment risk.


TAX STATUS OF INTEGRITY

Integrity is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code of 1986, as amended (the CODE). Since the Separate Accounts aren't separate entities from us and their operations form a part of us, they aren't taxed separately as "regulated investment companies" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Separate Accounts are reinvested and taken into account in determining the accumulation value. Under existing federal income tax law, the Separate Accounts' investment income, including realized net capital gains, isn't taxed to us. We can make a tax deduction if federal tax laws change to include these items in our taxable income.

PART 2 - DISTRIBUTION OF THE CONTRACTS

Touchstone Securities, Inc., an indirect wholly owned subsidiary of W&S, is the principal underwriter of the contracts. Touchstone Securities is registered with the SEC as a broker-dealer and is a member in good standing of the National Association of Securities Dealers, Inc. Touchstone Securities' address is 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202. The contracts are offered through Touchstone Securities on a continuous basis.


We generally pay a maximum distribution allowance of 7.5% of initial contributions, plus .50% trail commission paid on Account Value after the eighth Contract Year. The amount of distribution allowances paid to Touchstone Securities, the principal underwriter, was$22,871,629 in 2002 and $17,435,358 in 2001. The amount of distribution allowances paid to Touchstone Securities between March 3, 2000 and December 21, 2000 was $3,407,594. The amount of distribution allowances paid to ARM Securities Corporation, the principal underwriter for the contracts prior to March 3, 2000, was $399,896 for the year ended December 31, 2000, $11,028,481 for the year ended December 31, 1999, and $12,537,715 for the year ended December 31, 1998. Distribution allowances weren't retained by either ARM Securities Corporation or Touchstone Securities, as applicable, during these years. Integrity may from time to time pay or allow additional promotional incentives, in the form of cash or other compensation, to broker-dealers that sell contracts. In some instances, those types of incentives may be offered only to certain broker-dealers that sell or are expected to sell certain minimum amounts of the contracts during specified time periods.


PART 3 - INVESTMENT RESTRICTIONS AND POLICIES OF THE SELECT TEN PLUS DIVISIONS

INVESTMENT RESTRICTIONS

The investment objective of each Division is to seek total return. The Divisions' investment strategy, objective and policies are described in Part II of the prospectus under the captions "Investment Strategy" and "Investment Objective and Policies." The following are the Divisions' fundamental investment limitations, which can't be changed without shareholder approval.

Each Division:

1. May not borrow money, except that each Division may borrow up to 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments).

2. May not issue senior securities, except as permitted under the 1940 Act. May not act as an underwriter of another issuer's securities, except to the extent that the Divisions may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

3. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.

4. May not make loans if, as a result, more than 33 1/3% of that Division's total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

5. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this won't prohibit the Divisions from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

The following are the Divisions' non-fundamental operating policies, which may be changed by the Board of Managers of the Divisions without shareholder approval.

Each Division may not:

1. Sell securities short, unless the Division owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the SEC or its staff.

2. Purchase securities on margin, except that each Division may obtain such short-term credits as are necessary for the clearance of transactions.

3. Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4. Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.

5. Make any loans other than loans of portfolio securities, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

Except for the fundamental investment limitations listed above and the Divisions' investment objective, the other investment policies described in the prospectus and this SAI aren't fundamental and may be changed with the approval of the Divisions' Board of Managers. Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Divisions' assets (i.e., due to cash inflows or redemptions) or in market value of the investment or the Divisions' assets won't be considered a violation of that restriction.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Divisions' investment strategy, objective, policies and techniques that are described in Part II of the prospectus under the captions "Investment Strategy," "Investment Objective and Policies" and "Risk Factors."

LENDING OF PORTFOLIO SECURITIES. Each Division is authorized to lend up to 33 1/3% of the total value of its portfolio securities to broker-dealers or institutional investors that the investment adviser and sub-adviser determine are qualified, but only when the borrower maintains with the Divisions' custodian bank collateral, either in cash or money market instruments, in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. Although each Division is authorized to lend, the Divisions don't presently intend to engage in lending. In determining whether to lend securities to a particular broker-dealer or institutional investor, the investment adviser and sub-adviser will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Divisions will retain authority to terminate any loans at any time. The Divisions may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Divisions will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Divisions will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in the Divisions' interest.

REPURCHASE AGREEMENTS. The Divisions may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, a Division buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement, thereby, determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The investment adviser and sub-adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Divisions' ability to dispose of the underlying securities. Although no definitive creditworthiness criteria are used, the investment adviser reviews the creditworthiness of the banks and non-bank dealers with which any Division enters into repurchase agreements to evaluate those risks. The Divisions may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

PART 4 - MANAGEMENT OF SEPARATE ACCOUNT TEN

BOARD OF MANAGERS OF SEPARATE ACCOUNT TEN

The business and affairs of Separate Account Ten are managed under the direction of a Board of Managers, currently consisting of five (5) members, or Managers, according to a set of rules adopted by the Board of Managers called "Rules and Regulations of Separate Account Ten." The Board of Managers has responsibility for the investment management related operations of Separate Account Ten and matters arising under the 1940 Act. The Board of Managers doesn't have responsibility for the payment of obligations under the contracts and administration of the contracts. These matters are Integrity's responsibility. The day-to-day operations of Separate Account Ten are the responsibility of its officers. The names, addresses, and ages of the Managers and the officers of Separate Account Ten, together with information as to their principal business occupations during the past five years, are listed below.


NAME, AGE, AND ADDRESS OF
MANAGER                           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------------         -------------------------------------------
John R. Lindholm (52)*            President of Integrity since November 1993;
515 West Market Street            President of National Integrity since
Louisville, KY 40202              September 1997; Vice President-Chief
                                  Marketing Officer of National Integrity from
                                  November 1993 to September 1997; Executive
                                  Vice President-Chief Marketing Officer of ARM
                                  Financial Group, Inc. from July 1993 to March
                                  2000. Director of The Legends Fund, Inc.
                                  since October 1993. Director of the mutual
                                  funds in the State Bond Group of mutual funds
                                  from June 1995 to December 1996.

NAME, AGE, AND ADDRESS OF
MANAGER                           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------------         -------------------------------------------
John Katz (63)                    Managing partner, Associated Mezzanine
10 Hemlock Road                   Investors, LLC since March 2000; Director,
Hartsdale, NY 10530               Nations Flooring, Inc. since March 1998;
                                  investment banker since January 1991.
                                  Director of The Legends Fund, Inc. since
                                  November 1992. Director of the mutual funds
                                  in the State Bond Group of mutual funds from
                                  June 1995 to December 1996.

William B. Faulkner (74)          President, William Faulkner & Associates LLC
825 Goodrich Ave.                 (international trade business) since 1986;
St. Paul, MN 55105                Manager, Carroll Family, LLC (commercial land
                                  development business) since 1996. Director of
                                  The Legends Fund, Inc. since November 1995.
                                  Director of the mutual funds in the State
                                  Bond Group of mutual funds from 1980 to
                                  December 1996.

Chris LaVictoire Mahai (46)       Chief Executive Officer, Aveus (an
425 Portland Avenue               interactive strategy and development firm)
Minneapolis, MN 55488             since July 1999; President, clavm, inc. (a
                                  management consulting group) since June 1998;
                                  Fellow, Poynter Institute for Media Studies,
                                  since June 1998; Board Member (Cowles Media)
                                  Star Tribune Foundation, from September 1992
                                  to June 1998; Senior Vice President, Cowles
                                  Media Company/Star Tribune, from August 1993
                                  to June 1998; Director of The Legends Fund,
                                  Inc. since February 1998; Director of the
                                  mutual funds in the State Bond Group of
                                  mutual funds, June 1984 to December 1996.

Irvin W. Quesenberry, Jr. (53)    Retired; Founder and Managing Director of
2939 Rainbow Drive                National Asset Management Corporation
Louisville, KY 40206              (investment counseling firm) from 1979 to
                                  1995**; Member of Louisville Community
                                  Foundation Investment Committee; Board
                                  member, Louisville Water Company, since 1986.


* Mr. Lindholm is an INTERESTED PERSON, as defined in the 1940 Act, by virtue of his position with Integrity Life Insurance Company.

** Mr. Quesenberry no longer has any interest in National Asset Management Corporation.

OFFICERS:


                          POSITION WITH
NAME, AGE & ADDRESS       SEPARATE ACCOUNT       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------       ----------------       -------------------------------------------
Edward J. Haines (54)     President              Senior Vice President of Marketing of Integrity Life
515 W. Market Street                             Insurance Company since March 2000; Senior Vice
Louisville, KY 40202                             President of Marketing of ARM Financial Group, Inc.
                                                 from December 1993 until March 2000.
Kevin L. Howard (37)      Secretary              Senior Vice President and Counsel of Integrity Life
515 W. Market Street                             Insurance Company since March 2000; Senior Vice
Louisville, KY 40202                             President and Counsel of ARM Financial Group, Inc.
                                                 from October 1998 until March 2000; Assistant
                                                 General Counsel of ARM Financial Group, Inc. from
                                                 January 1994 until October 1998.

Don W. Cummings (38)      Controller             Chief Financial Officer of Integrity Life Insurance
515 W. Market Street                             Company since March, 2000; Chief Financial Officer,
Louisville, KY 40202                             Retail Business Division of ARM Financial Group,
                                                 Inc. from November, 1996 until March, 2000;
                                                 Strategic Initiatives Officer of ARM Financial
                                                 Group, Inc. from April, 1996 until November, 1996;
                                                 Controller of ARM Financial Group, Inc. from
                                                 November, 1993 until April, 1996.

Meredith Hettinger (29)   Assistant Secretary    Financial Manager of Integrity Life Insurance
515 W. Market Street                             Company since March, 2000; Financial Manager of ARM
Louisville, KY 40202                             Financial Group Inc. from April, 1998 until March,
                                                 2000; Financial Analyst of ARM Financial Group, Inc.
                                                 from June, 1995 until April, 1998.

Hope Oliver (26)          Assistant Secretary    Financial Analyst of Integrity Life Insurance
515 W. Market Street                             Company since March, 2000; Financial Analyst of
Louisville, KY 40202                             ARM Financial Group Inc. from August, 1998 until
                                                 March, 2000; Staff Accountant of McCauley, Nicolas &
                                                 Company, LLC from January, 1997 until August, 1998.



Separate Account Ten pays Managers who are not interested persons of the Fund Independent Managers fees for serving as Managers. During the fiscal year ended December 31, 2002, Separate Account Ten paid the Independent Managers a combined total of $12,000 exclusive of expenses. Because the investment adviser and the sub-adviser perform substantially all of the services necessary for the operation of Separate Account Ten, Separate Account Ten requires no employees. No officer, director or employee of Integrity Life Insurance Company, National Integrity Life Insurance Company, the investment adviser or the sub-adviser receives any compensation from Separate Account Ten for acting as a Manager.


The Managers are also members of the Board of Directors of The Legends Fund, Inc., an open-end management investment company, which has the same investment adviser as Separate Account Ten.


The following table sets forth for the fiscal year ended December 31, 2002, the compensation to be paid by Separate Account Ten to the Independent Managers. Managers who are interested persons, as defined in the 1940 Act, receive no compensation from Separate Account Ten.

                                                                                              TOTAL
                                             PENSION OR                                       COMPENSATION
                            AGGREGATE        RETIREMENT BENEFITS                              FROM SEPARATE
                            COMPENSATION     ACCRUED AS PART OF       ESTIMATED ANNUAL        ACCOUNT TEN
                            FROM SEPARATE    SEPARATE ACCOUNT         BENEFITS UPON           PAID TO
NAME OF MANAGER             ACCOUNT TEN      TEN EXPENSE              RETIREMENT              MANAGERS
---------------             -------------    -------------------      ----------------        -------------
William B. Faulkner            $ 3,000             None                   N/A                    $ 3,000

John Katz                      $ 3,000             None                   N/A                    $ 3,000

Chris L. Mahai                 $ 3,000             None                   N/A                    $ 3,000

Irvin W. Quesenberry, Jr.      $ 3,000             None                   N/A                    $ 3,000



As of December 31, 2002, the Managers of Separate Account Ten as a group, owned less than 1% of the outstanding membership interests of the Fund.

The following individuals own 5% or more of one of the Divisions' units as of October 18, 2001:

The following individuals own 5% or more of one of the Divisions' units as of March 31, 2003:


SELECT TEN PLUS DIVISION - MARCH


NAME                   ADDRESS                     PERCENTAGE OWNERSHIP
----                   -------                     --------------------
David V. Wise          128 Forestmere Cir.                5.1%
                       Butler, PA 16002


SELECT TEN PLUS DIVISION - JUNE


NAME                   ADDRESS                     PERCENTAGE OWNERSHIP
----                   -------                     --------------------
Victoria Grossman      111 Colfax Road                    6.0%
                       Skillman, NJ 08558


SELECT TEN PLUS DIVISION - SEPTEMBER


NAME                   ADDRESS                     PERCENTAGE OWNERSHIP
----                   -------                     --------------------
Lambert Family Trust   PO Box 2199                        6.7%
                       Sun Valley, ID 83353


Separate Account Ten, its investment adviser and principal underwriter have adopted codes of ethics under rule 17j-1 of the 1940 Act, and personnel subject to these codes are permitted, in certain circumstances, to invest in securities, including securities that may be purchased or held by Separate Account Ten.

THE INVESTMENT ADVISER

Touchstone Advisors is the investment adviser to Separate Account Ten under an investment advisory agreement. Touchstone Advisors is an indirect wholly owned subsidiary of W&S and is registered as an investment adviser under the Investment Advisers Act of 1940. Its offices are located at 311 Pike Street, Cincinnati, Ohio 45202.

Subject to the direction of the Board of Managers, Touchstone Advisors is responsible for providing all supervisory and management services reasonably necessary for the operation of Separate Account Ten other than those investment advisory services performed by the sub-adviser. These services include, but aren't limited to, (i) coordinating all matters relating to the functions of the sub-adviser, custodian, accountants, attorneys, and other parties performing services or operational functions for Separate Account Ten, (ii) providing Separate Account Ten, at Touchstone Advisor's expense, with the services of a adequate competent staff to perform such administrative and clerical functions as are necessary to provide effective supervision and administration of Separate Account Ten, (iii) making its officers and employees available to the Board of Managers and officers of Separate Account Ten for consultation and discussions regarding the supervision and administration of Separate Account Ten, (iv) maintaining or supervising the maintenance by the sub-adviser or third parties approved by Separate Account Ten of such books and records as may be required by applicable federal or state law, (v) preparing or supervising the preparation by third parties approved by Separate Account Ten of all federal, state and local tax returns and reports of Separate Account Ten required by applicable law, (vi) preparing, filing and arranging for the distribution of proxy materials and periodic reports to owners as required by applicable law, (vii) preparing and arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law, (viii) taking such other action with respect to Separate Account Ten as may be required by applicable law, including without limitation, the rules and regulations of the SEC and other regulatory agencies, and (ix) providing Separate Account Ten, at Touchstone Advisor's expense, with adequate personnel, office space, communications facilities, and other facilities necessary for its operations as contemplated in the investment advisory agreement. Other responsibilities of Touchstone Advisors are described in the prospectus.

Touchstone Advisors is authorized to exercise full investment discretion and make all determinations with respect to the investment of the Division's assets and the purchase and sale of securities for the Divisions if at any time a sub-adviser isn't engaged to manage the Divisions' assets. If that should occur, Touchstone Advisors will be entitled to a fee that would otherwise be paid to the sub-adviser. This fee would be in addition to its usual compensation for services as investment adviser. The Divisions pay Touchstone Advisors a monthly fee based on an annual rate of .50% of the Division's average daily net assets. Touchstone Advisors will pay a portion of those fees to National Asset Management Corporation (NATIONAL ASSET) for its services under the sub-advisory agreement at an annual rate of .10% of the Division's average daily net assets up to $100 million and .05% of the Division's average daily net assets in excess of $100 million. Touchstone Advisers has guaranteed that it or an affiliate will pay an annual minimum sub-advisory fee of $50,000 to National Asset.

Touchstone Advisors has agreed to reimburse the Divisions for operating expenses (excluding management fees) above an annual rate of .35% of average net assets for the Divisions. Touchstone Advisors has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolios, but has no current intention to do so during 2001.


The following tables show the amount of advisory fees the Divisions paid to Touchstone Advisors, Separate Account Ten's investment adviser since March 3, 2000, to Integrity Capital Advisors, Separate Account Ten's investment adviser until March 3, 2000, the amount of sub-advisory fees Touchstone Advisors paid to National Asset for the period ended December 31, 2000, and the amount of sub-advisory fees Integrity Capital Advisors paid to National Asset, for the periods ended December 31, 1998, December 31, 1999, December 31, 2000, December 31, 2001 and December 31, 2002.


                                      AMOUNT DIVISION PAID TO INTEGRITY   AMOUNT INTEGRITY CAPITAL ADVISORS
PERIOD ENDED DECEMBER 31, 1998                CAPITAL ADVISORS                 PAID TO NATIONAL ASSET
-------------------------------------------------------------------------------------------------------------
Select Ten Plus Division-March                  $          0                         $        0

Select Ten Plus Division-June                   $   4,990.01                         $ 3,992.04

Select Ten Plus Division-September              $  14,134.01                         $ 2,826.84

Select Ten Plus Division-December               $        199                         $        0

                                      AMOUNT DIVISION PAID TO INTEGRITY   AMOUNT INTEGRITY CAPITAL ADVISORS
PERIOD ENDED DECEMBER 31, 1999                CAPITAL ADVISORS                 PAID TO NATIONAL ASSET
-------------------------------------------------------------------------------------------------------------
Select Ten Plus Division-March                  $  31,558.49                         $  6,311.65

Select Ten Plus Division-June                   $  24,047.31                         $  4,809.47

Select Ten Plus Division-September              $  57,325.43                         $ 11,465.11

Select Ten Plus Division-December               $  72,975.62                         $ 14,594.85

                                      AMOUNT DIVISION PAID TO INTEGRITY   AMOUNT INTEGRITY CAPITAL ADVISORS
PERIOD ENDED DECEMBER 31, 2000                CAPITAL ADVISORS                 PAID TO NATIONAL ASSET
---------------------------------------------------------------------------------------------------------------------
Select Ten Plus Division-March                  $   3,857.36                         $   964.34

Select Ten Plus Division-June                   $   3,573.23                         $   893.32

Select Ten Plus Division-September              $   6,376.45                         $ 1,594.09

Select Ten Plus Division-December               $   7,122.38                         $ 1,780.57


                                      AMOUNT DIVISION PAID TO TOUCHSTONE  AMOUNT TOUCHSTONE ADVISORS PAID TO
PERIOD ENDED DECEMBER 31, 2001                      ADVISORS                       NATIONAL ASSET
---------------------------------------------------------------------------------------------------------------------
Select Ten Plus Division-March                  $ 15,118.37                          $ 3,779.52

Select Ten Plus Division-June                   $ 13,184.62                          $ 3,296.19

Select Ten Plus Division-September              $ 23,936.44                          $ 5,984.22

Select Ten Plus Division-December               $ 21,758.30                          $ 5,439.56



                                      AMOUNT DIVISION PAID TO INTEGRITY   AMOUNT TOUCHSTONE ADVISORS PAID TO
PERIOD ENDED DECEMBER 31, 2002                  CAPITAL ADVISORS                     NATIONAL ASSET
----------------------------------------------------------------------------------------------------------------------
Select Ten Plus Division-March                  $ 15,663.08                          $ 3,915.64

Select Ten Plus Division-June                   $ 14,092.32                          $ 3,523.15

Select Ten Plus Division-September              $ 20,183.70                          $ 5,045.92

Select Ten Plus Division-December               $ 20,370.91                          $ 5,092.80


THE SUB-ADVISER


National Asset is the sub-adviser to the Divisions and in that capacity provides investment advisory services for the Divisions including security selection. Under the supervision of the Board of Managers and Touchstone Advisors, National Asset will provide a continuous investment program for the Divisions and will determine the composition of its assets, including determinations about the purchase, retention and sale of securities, cash and other investments contained in the Division's portfolio. National Asset will also provide investment research and conduct a continuous program of evaluation, investment, sales and reinvestment of the Division's assets. National Asset will receive a monthly fee for its services based on an annual rate of .10% of the Division's average daily net assets up to $100 million and .05% of the Division's average daily net assets in excess of $100 million. Touchstone Advisers has guaranteed it or an affiliate will pay a minimum annual sub-advisory fee of $50,000 to National Asset, beginning March 3, 2000. The tables above show actual sub-advisory fee amounts paid during 1998, 1999, 2001 and 2002.


On April 18, 2001, National Asset completed its merger with a wholly owned subsidiary of AMVESCAP PLC. AMVESCAP, which is headquartered in Atlanta and London, is the largest publicly traded asset management firm in the world. In the transaction, AMVESCAP acquired all the outstanding shares of National Asset. As a result of the transaction, National Asset's business is now conducted by the National Asset Management Division of INVESCO, Inc. INVESCO manages more than $93 billion in assets for institutional investors, and offers a broad range of investment services. The main place of business of INVESCO is 1315 Peachtree Street, N.E., Suite 300, Atlanta, Georgia 30309.

Under the Investment Company Act of 1940, the merger resulted in an "assignment" of the existing sub-advisory agreement between National Asset and Touchstone Advisers, and, consequently, the automatic termination of the sub-advisory agreement at the closing of the merger. Because the contract owners of Separate Account Ten did not approve a new sub-advisory agreement prior to the closing of the merger, the Board of Managers approved an interim sub-advisory agreement that will be effective until the contract owners approve a new sub-advisory agreement. The terms of the interim sub-advisory agreement are substantially the same as the terms of the prior sub-advisory agreement. The merger is not expected to affect the daily operations of the Divisions or the investment management activities of the Divisions' investment adviser.




PART 5 - PORTFOLIO TRANSACTIONS AND BROKERAGE

National Asset makes investment decisions for the Divisions, under the supervision of the Board of Managers of Separate Account Ten and Touchstone Advisors. National Asset has investment advisory clients other than the Divisions. A particular security may be bought or sold by National Asset for certain clients even though it could have been bought or sold for other clients at the same time. In the event that two or more clients simultaneously purchase or sell the same security, each day's transactions in that security are, as much as possible, allocated between the clients in a manner deemed fair and reasonable by National Asset. Although there is no specified formula for allocating these transactions, the various allocation methods used by National Asset, and the results of those allocations, are subject to the periodic review by Touchstone Advisors and the Board of Managers of Separate Account Ten.

National Asset places all orders for the purchase and sale of securities, options, and futures contracts for the Divisions through a substantial number of brokers and dealers. In executing transactions, National Asset will attempt to obtain the best execution for the Divisions, taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. In transactions on stock exchanges in the United States, payments of brokerage commissions are negotiated. In making purchases and sales of securities on U.S. stock exchanges for the Divisions, National Asset may pay higher commission rates than the lowest available when National Asset believes there is value in doing so in the form of the brokerage and research services provided by the broker effecting the transaction, as described below. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and National Asset may be unable to negotiate commission rates for these transactions. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or markup.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the advisers' clients. Consistent with this practice, National Asset may receive research services for the Divisions from many broker-dealers with which National Asset places the Divisions' portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to National Asset and its affiliates in advising its various clients (including the Divisions), although not all of these services are necessarily useful and of value in managing the Divisions. The sub-advisory fee paid by Touchstone Advisors to National Asset isn't reduced because National Asset and its affiliates receive such services.

Section 28(e) of the Securities Exchange Act of 1934, allows National Asset to cause the Divisions to pay a broker-dealer a disclosed commission for handling a securities transaction for the Divisions that is more than the commission that another broker-dealer would have charged for the same transaction because of the value of the "brokerage and research services" provided by the broker-dealer. Brokerage and research services include (i) furnishing advice as to the value of securities, the advisability of investing in purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (iii) effecting securities transactions and performing functions incidental thereto (e.g., clearance, settlement, and custody).

National Asset may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of National Asset where, in the judgment of National Asset, that firm will be able to obtain a price and execution at least as favorable as other qualified brokers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the investment adviser or sub-adviser, or, if it is also a broker-dealer, the sub-adviser, may be paid for handling portfolio transactions for an account on a national securities exchange of which the broker-dealer is a member if the transaction is "executed" on the floor of the exchange by another broker that isn't an "associated person" of the affiliated broker-dealer or sub-adviser, and if there is in effect a written contract between the sub-adviser and the account expressly permitting the affiliated broker-dealer or sub-adviser to receive payment. The sub-advisory agreement provides that

National Asset may retain compensation on transactions effected for the Divisions in accordance with the terms of these rules.

SEC rules further require that commissions paid to an affiliated broker-dealer or sub-adviser by the account on exchange transactions not exceed "usual and customary brokerage commission". The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time". The Board of Managers has adopted procedures for evaluating the reasonableness of commissions paid to broker-dealers that are affiliated with National Asset and will review these procedures periodically.

PART 6 - PERFORMANCE INFORMATION

Each Variable Account Option may from time to time include the Average Annual Total Return, the Cumulative Total Return, and Yield of its units in advertisements or in other information furnished to shareholders. The Janus Aspen Money Market Option may also from time to time include the Yield and Effective Yield of its units in information furnished to shareholders. Performance information is computed separately for each Option in accordance with the formulas described below. At any time in the future, total return and yields may be higher or lower than in the past and there is no guarantee that any historical results will continue.

TOTAL RETURNS

Total returns reflect all aspects of an Option's return, including the automatic reinvestment by the Option of all distributions and the deduction of all applicable charges to the Option on an annual basis, including mortality risk and expense charges, the annual administrative charge and other charges against contract values. Quotations also will assume a termination (surrender) at the end of the particular period and reflect the deductions of the contingent withdrawal charge, if applicable. Total returns may be shown at the same time that don't take into account deduction of the contingent withdrawal charge, and/or the annual administrative charge.

Nonstandardized "total return" will be calculated in a similar manner and for the same time periods as the average annual total return and for three years except total return will assume an initial investment of $50,000 and won't reflect the deduction of any applicable contingent withdrawal charge, which, if reflected, would decrease the level of performance shown. The contingent withdrawal charge isn't reflected because the contracts are designed for long term investment. We use an assumed initial investment of $50,000 because that figure more closely approximates the size of a typical contract than does the $1,000 figure used in calculating the standardized average annual total return quotations. The amount of the hypothetical initial investment assumed affects performance because the annual administrative charge is a fixed per contract charge. For purposes of determining these investment results, the actual investment performance of each fund is reflected as of the date each fund commenced operations, although the Contracts weren't available at that time.

An AVERAGE ANNUAL TOTAL RETURN shows the hypothetical yearly return that would produce the same cumulative total return if the Investment Option experienced exactly the same return each year for the entire period shown. Because the performance will fluctuate on a year-by-year basis, the average annual total returns tend to show a smooth result that won't mirror the actual performance, even though the end result will be the same. Investors should realize that the Option's performance isn't constant over time, but changes from year to year, and that the average annual returns represent the averages of historical figures as opposed to the actual historical performance of an Option during any portion of the period illustrated. Average annual returns are calculated pursuant to the following formula: P(1+T)(POWER OF n) = ERV, where P is a hypothetical initial payment of $1,000, T is the average annual total return, n is the number of years, and ERV is the withdrawal value at the end of the period.

CUMULATIVE TOTAL RETURNS are UNAVERAGED and reflect the simple percentage change in the value of a hypothetical investment in the Option over a stated period of time. In addition to the period since inception, cumulative total returns may be calculated on a year-to-date basis at the end of each calendar month in the current calendar year. The last day of the period for year-to-date returns is the last day of the most recent calendar month at the time of publication.

YIELDS

Some Options may advertise yields. Yields quoted in advertising reflect the change in value of a hypothetical investment in the Option over a stated period of time, not taking into account capital gains or losses or the imposition of any contingent withdrawal charge. Yields are annualized and stated as a percentage.

CURRENT YIELD and EFFECTIVE YIELD may be calculated for the Janus Money Market Option. Current Yield is based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a hypothetical charge reflecting deductions from contract values during the period (the BASE PERIOD), and stated as a percentage of the investment at the start of the base period (the BASE PERIOD RETURN). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. Effective yield assumes that all dividends received during an annual period have been reinvested. This compounding effect causes effective yield to be higher than current yield. Calculation of effective yield begins with the same base period return used in the calculation of current yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

        Effective Yield = {(Base Period Return) + 1)(POWER OF 365/7)} - 1

PERFORMANCE COMPARISONS

Performance information for an Option may be compared, in reports and advertising, to: (1) Standard & Poor's Stock Index (S&P 500), Dow Jones Industrial Averages, (DJIA), Donoghue Money Market Institutional Averages, or other unmanaged indices generally regarded as representative of the securities markets; (2) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, Inc. (LIPPER) or the Variable Annuity Research and Data Service, which are widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets; and (3) the Consumer Price Index (measure of inflation) to assess the real rate of return from an investment in a contract. Unmanaged indices may assume the reinvestment of dividends but generally don't reflect deductions for annuity charges, investment management costs, brokerage costs and other transaction costs that are normally paid when directly investing in securities.

Each Option may, from time to time, also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper as having the same or similar investment objectives or by similar services that monitor the performance of mutual funds. Each Option may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in LIPPER PERFORMANCE ANALYSIS. Advertisements or information furnished to present shareholders or prospective investors may also include evaluations of an Option published by nationally recognized ranking services and by financial publications that are nationally recognized such as BARRON'S, BUSINESS WEEK, CDA TECHNOLOGIES, INC., CHANGING TIMES, CONSUMER'S DIGEST, DOW JONES INDUSTRIAL AVERAGE, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, GLOBAL INVESTOR, HULBERT'S FINANCIAL DIGEST, INSTITUTIONAL INVESTOR, INVESTORS DAILY, MONEY, MORNINGSTAR MUTUAL FUNDS, THE NEW YORK TIMES, PERSONAL INVESTOR, STANGE'S INVESTMENT ADVISER, VALUE LINE, THE WALL STREET JOURNAL, WIESENBERGER INVESTMENT COMPANY SERVICE AND USA TODAY.

The performance figures described above may also be used to compare the performance of an Option's units against certain widely recognized standards or indices for stock and bond market performance. Following are representative indices against which the Options may compare performance:

The Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is a market value-weighted and unmanaged index showing the changes in the total market value of 500 stocks compared to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The S&P 500 Index represents about 80% of the market value of all issues traded on the NYSE.

The Dow Jones Composite Average (or its component averages) is an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

The New York Stock Exchange composite or component indices are unmanaged indices of all industrial, utilities, transportation and finance company stocks listed on the New York Stock Exchange.

The Wilshire 5000 Equity Index (or its component indices) represents the return of the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

The Morgan Stanley Capital International EAFE Index is an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

The Morgan Stanley Capital International All Country World Index Free (ex-U.S.) is an unmanaged index that measures developed and emerging foreign stock market performance.

The Lehman Brothers Government Bond Index (the LEHMAN GOVERNMENT INDEX) is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities, flower bonds and foreign targeted issues aren't included in the Lehman Government Index.

The Lehman Brothers Government/Corporate Bond Index (the LEHMAN
GOVERNMENT/CORPORATE INDEX) is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1 million, which have at least one year to maturity and are rated "Baa" or higher (INVESTMENT GRADE) by a nationally recognized statistical rating agency.

The Lehman Brothers Government/Corporate Intermediate Bond Index (the LEHMAN GOVERNMENT/CORPORATE INTERMEDIATE INDEX) is composed of all bonds covered by the Lehman Brothers Government/Corporate Bond Index with maturities between one and
9.99 years. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

The Value Line (Geometric) Index is an unweighted index of the approximately 1,700 stocks followed by the VALUE LINE INVESTMENT SURVEY.

The Salomon Brothers GNMA Index includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

The Salomon Brothers Broad Investment-Grade Bond Index contains approximately 3,800 Treasury and agency, corporate and mortgage bonds with a rating of BBB or higher, a stated maturity of at least one year, and a par value outstanding of $25 million or more. The index is weighted according to the market value of all bond issues included in the index.

The Salomon Brothers High Grade Corporate Bond Index consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or grater.

The Salomon Brothers World Bond Index measures the total return performance of high-quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies: Australian dollars, Canadian dollars, European Currency Units, French francs, Japanese yen, Netherlands guilder, Swiss francs, UK pounds sterling, U.S. dollars, and German deutsche marks.

The J.P. Morgan Global Government Bond Index is a total return, market capitalization weighted index, rebalanced monthly consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom and United States.

The Russell 2000/Small Stock Index comprises the smallest 2000 stocks in the Russell 3000 Index, and represents approximately 11% of the total U.S. equity market capitalization. The Russell 3000 Index comprises the 3,000 largest U.S. companies by market capitalization. The smallest company has a market value of roughly $20 million.

The Consumer Price Index (or Cost of Living Index), published by the United States Bureau of Labor Statistics is a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

Historical data supplied by the research departments of various broker dealers, analysts or pricing services, including but not limited to First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch and Bloomberg L.P.

In reports or other communications to shareholders, the Funds may also describe general economic and market conditions affecting the Portfolios and may compare the performance of the Portfolios with (1) that of mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) IBC/Donoghue's Money Fund Report, (3) other appropriate indices of investment securities and averages for peer universe of funds which are described in this SAI, or (4) data developed by Integrity or any of the sub-advisers derived from such indices or averages.

For those Variable Account Options which haven't been investment divisions within the Separate Accounts for one of the quoted periods, the standardized average annual total return and nonstandardized total return quotations will show the investment performance those Options would have achieved (reduced by the applicable charges) if they had been investment divisions within the Separate Accounts for the period quoted.

INDIVIDUALIZED COMPUTER GENERATED ILLUSTRATIONS

Integrity may, from time to time, use computer-based software available through Morningstar, CDA/Wiesenberger and/or other firms to provide registered representatives and existing and/or potential owners of the contracts with individualized hypothetical performance illustrations for some or all of the Variable Account Options. These illustrations may include, without limitation, graphs, bar charts and other types of formats presenting the following information: (i) the historical results of a hypothetical investment in a single Option; (ii) the historical fluctuation of the value of a single Option (actual and hypothetical); (iii) the historical results of a hypothetical investment in more than one Option; (iv) the historical performance of two or more market indices in relation to one another and/or one or more Options; (v) the historical performance of two or more market indices in comparison to a single Option or a group of Options; (vi) a market risk/reward scatter chart showing the historical risk/reward relationship of one or more mutual funds or Options to one or more indices and a broad category of similar anonymous variable annuity subaccounts; and (vii) Option data sheets showing various information about one or more Options (such as information concerning total return for various periods, fees and expenses, standard deviation, alpha and beta, investment objective, inception date and net assets). We can republish figures independently provided by Morningstar or any similar agency or service.

PART 7 - DETERMINATION OF ACCUMULATION UNIT VALUES

The accumulation unit value of an Option will be determined on each day the New York Stock Exchange is open for trading. The accumulation units are valued as of the close of business on the New York Stock Exchange, which currently is 4:00 p.m., Eastern time. Each Option's accumulation unit value is calculated separately. For all Options other than the Janus Money Market Option, the accumulation unit value is computed by dividing the value of the securities held by the Option plus any cash or other assets, less its liabilities, by the number of outstanding units. For the Janus Money Market Option, accumulation unit value is computed by dividing the value of the investments and other assets minus liabilities by the number of units outstanding. Securities are valued using the amortized cost method of valuation, which approximates market value. Under this method of valuation, the difference between the acquisition cost and value at maturity is amortized by assuming a constant (straight-line) accretion of a discount or amortization of a premium to maturity. Cash, receivables and current payables are generally carried at their face value.

PART 8 - TAX-FAVORED RETIREMENT PROGRAMS

The contracts described in this Prospectus may be used in connection with certain tax-favored retirement programs, for groups and for individuals. Following are brief descriptions of various types of qualified plans in connection with which Integrity may issue a contract. Integrity reserves the right to change its administrative rules, such as minimum contribution amounts, as needed to comply with the Code as to tax-favored retirement programs.

TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES


Code Section 408(b) permits eligible individuals to contribute to an individual retirement program known as a Traditional IRA. An individual who receives compensation and who hasn't reached age 70 1/2 by the end of the tax year may establish a Traditional IRA and make contributions up to the deadline for filing his or her federal income tax return for that year (without extensions). Traditional IRAs are limited on the amount that may be contributed, the persons who may be eligible, and the time when distributions may begin. An individual may also roll over amounts distributed from another Traditional IRA or another tax-favored retirement program, including a governmental 457 plan, to a Traditional IRA contract. Your Traditional IRA contract will be issued with a rider outlining the special terms of your contract that apply to Traditional IRAs. Any amendment made to comply with provisions of the Code and related regulations may be made without your consent. The owner will be deemed to have consented to any other amendment unless the owner notifies us that he or she doesn't consent within 30 days from the date we mail the amendment.


ROTH INDIVIDUAL RETIREMENT ANNUITIES

Section 408A of the Code permits eligible individuals to contribute to an individual retirement program known as a Roth IRA. An individual who receives compensation may establish a Roth IRA and make contributions up to the deadline for filing his or her federal income tax return for that year (without extensions). Roth IRAs are limited on the amount that may be contributed, the persons who are eligible to contribute, and the time when tax-favored distributions may begin. An individual may also roll over amounts distributed from another Roth IRA or Traditional IRA to a Roth IRA contract. Your Roth IRA contract will be issued with a rider outlining the special terms of your contract that apply to Roth IRAs. Any amendment made to comply with provisions of the Code and related regulations may be made without your consent. The owner will be deemed to have consented to any other amendment unless the owner notifies us that he or she doesn't consent within 30 days from the date we mail the amendment.

SIMPLIFIED EMPLOYEE PENSIONS

Section 408(k) of the Code allows employers to establish simplified employee pension plans (SEP-IRAs) for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. Employers intending to use the contract in connection with such plans should seek competent advice. The SEP-IRA will be issued with a rider outlining the special terms of the contract.

SIMPLE INDIVIDUAL RETIREMENT ANNUITIES

Currently, we don't issue Individual Retirement Annuities known as a "SIMPLE IRA" as defined in Section 408(p) of the Code.

TAX SHELTERED ANNUITIES

Section 403(b) of the Code permits the purchase of tax-sheltered annuities (TSA) by employees of public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. The contract isn't intended to accept other than employee contributions. Such contributions aren't counted as part of the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the TSA is limited to certain maximums imposed by Code sections 403(b), 415 and 402(g). The Code also sets forth additional restrictions governing such items as transferability, distributions and withdrawals. An employee under this type of plan should consult a tax adviser as to the tax treatment and suitability of such an investment. Your contract will be issued with a rider outlining the special terms that apply to a TSA.

CORPORATE AND SELF-EMPLOYED (H.R. 10 AND KEOGH) PENSION AND PROFIT SHARING PLANS

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals to also establish tax-favored retirement plans for themselves and their employees. Tax-favored retirement plans may permit the purchase of the contract to provide benefits under the plans. Employers intending to use the contract in connection with tax-favored plans should seek competent advice. Integrity doesn't administer these types of plans.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. To the extent the contracts are used in connection with an eligible plan, employees are considered general creditors of the employer and the employer as owner of the contract has the sole right to the proceeds of the contract. However, Section 457(g) provides that on and after August 20, 1996, a plan maintained by an eligible governmental employer must hold all assets and income of the plan in a trust, custodial account, or annuity contract for the exclusive benefit of participants and their beneficiaries. Loans to employees may be permitted under such plans; however, a Section 457 plan isn't required to allow loans. Contributions to a contract in connection with an eligible government plan are limited. Those who intend to use the contracts in connection with such plans should seek competent advice. Integrity doesn't administer such plans.

DISTRIBUTIONS UNDER TAX FAVORED RETIREMENT PROGRAMs


Distributions from tax-favored plans are subject to certain restrictions. Participants in qualified plans, with the exception of five-percent owners, must begin receiving distributions by April 1 of the calendar year following the later of either (i) the year in which the employee reaches age 70 1/2, or (ii) the calendar year in which the employee retires. Participants in Traditional IRAs or 5% owners must begin receiving distributions by April 1 of the calendar year following the year in which the employee reaches age 70 1/2. Certain TSA funds can be deferred until age 75. Additional distribution rules apply after the participant's death. If you don't take mandatory distributions you may owe a 50% penalty tax on any difference between the required distribution amount and the amount distributed.


The Taxpayer Relief Act of 1997 creating Roth IRAs eliminates mandatory distribution of minimum amounts from Roth IRAs when the owner reaches age 70 1/2.

Distributions from a tax-favored plan (not including a Traditional IRA or a Roth
IRA) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless (1) the payee directs the transfer of the amounts in cash to another plan or Traditional IRA; or (2) the payment is a minimum distribution required under the Code. The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the payee doesn't elect to have withholding apply.

We aren't permitted to make distributions from a contract unless you make a request. It's your responsibility to comply with the minimum distribution rules. You should consult your tax adviser regarding these rules.

This description of the federal income tax consequences of the different types of tax-favored retirement plans that can be funded by the contract is only a brief summary and isn't intended as tax advice. The rules governing the provisions of plans are extremely complex and often difficult to comprehend. Anything less than full compliance with all applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective owner considering adopting a plan and buying a contract to fund the plan should first consult a qualified and competent tax adviser, with regard to the suitability of the contract as an investment vehicle for the plan.

PART 9 - FINANCIAL STATEMENTS

Ernst & Young LLP, 250 East Fifth Street, Cincinnati Ohio 45202, is our independent auditor and serves as independent auditor of the Separate Accounts. Ernst & Young LLP on an annual basis will audit certain financial statements prepared by management and express an opinion on such financial statements based on their audits.


The financial statements of Separate Account II and Separate Account Ten as of December 31, 2002, and for the periods indicated in the financial statements, and the statutory-basis financial statements of Integrity as of and for the years ended December 31, 2002 and 2001 included herein have been audited by Ernst & Young LLP as set forth in their reports.


The financial statements of Integrity should be distinguished from the financial statements of the Separate Accounts and should be considered only as they relate to the ability of Integrity to meet its obligations under the contracts. They shouldn't be considered as relating to the investment performance of the assets held in the Separate Accounts.

FINANCIAL STATEMENTS
(STATUTORY BASIS)

Integrity Life Insurance Company

Years ended December 31, 2002 and 2001
with Report of Independent Auditors

                        Integrity Life Insurance Company

                              Financial Statements
                                (Statutory Basis)

                     Years ended December 31, 2002 and 2001




                                    CONTENTS

Report of Independent Auditors                                      1

Audited Financial Statements

Balance Sheets (Statutory Basis)                                    2
Statements of Operations (Statutory Basis)                          4
Statements of Changes in Capital and Surplus (Statutory Basis)      5
Statements of Cash Flows (Statutory Basis)                          6
Notes to Financial Statements (Statutory Basis)                     8

                         Report of Independent Auditors

Board of Directors
Integrity Life Insurance Company

We have audited the accompanying statutory basis balance sheets of Integrity Life Insurance Company as of December 31, 2002 and 2001, and the related statutory basis statements of operations, changes in capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note A to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States and the effects on the accompanying financial statements are described in Note A.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Integrity Life Insurance Company at December 31, 2002 and 2001, or the results of its operations or its cash flows for the years then ended.

Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Integrity Life Insurance Company at December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance.

As discussed in Note B to the financial statements, in 2001 Integrity Life Insurance Company changed various accounting policies to be in accordance with the revised NAIC Accounting Practices and Procedures Manual, as adopted by the Ohio Department of Insurance. Also, as discussed in Note C to the financial statements, in 2002 Integrity Life Insurance Company changed various accounting policies to be in accordance with SSAP 10, INCOME TAXES, for its subsidiary that is domiciled in New York.

                                                   /s/ Ernst & Young LLP

Cincinnati, Ohio
April 4, 2003

                        Integrity Life Insurance Company

                        Balance Sheets (Statutory Basis)

                                                                                           DECEMBER 31,
                                                                                     2002                2001
                                                                          ----------------------------------------
                                                                                         (IN THOUSANDS)
ADMITTED ASSETS
Cash and invested assets:
    Bonds                                                                          $ 1,186,878        $ 1,349,888
    Preferred stocks                                                                   108,532             85,631
    Investment in common stock of subsidiary                                            71,107             58,908
    Non-affiliated common stocks                                                       188,664             54,878
    Mortgage loans                                                                      18,065             19,589
    Policy loans                                                                       113,318            110,235
    Cash and short-term investments                                                     22,102             27,739
    Other invested assets                                                                1,129              9,076
    Receivable for securities                                                            1,378                  -
                                                                          ----------------------------------------
Total cash and invested assets                                                       1,711,173          1,715,944

Separate account assets                                                              1,818,569          1,636,626
Accrued investment income                                                               18,785             22,241
Federal income tax recoverable                                                          18,168             15,288
Receivable from affiliates                                                              35,787              2,017
Other admitted assets                                                                    3,205              2,810


                                                                          ----------------------------------------
Total admitted assets                                                              $ 3,605,687        $ 3,394,926
                                                                          ========================================


                                                                                      DECEMBER 31,
                                                                                2002              2001
                                                                          ------------------------------------
                                                                                    (IN THOUSANDS)
LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:

    Policy and contract liabilities:
      Life and annuity reserves                                                 $ 1,542,511       $ 1,553,986
      Unpaid claims                                                                     138               146
      Deposits on policies to be issued, net                                          1,966             2,332
                                                                          ------------------------------------
    Total policy and contract liabilities                                         1,544,615         1,556,464

    Separate account liabilities                                                  1,790,566         1,608,626
    Accounts payable and accrued expenses                                             8,774            10,408
    Transfers from separate accounts due, net                                       (59,436)          (38,444)
    Reinsurance balances payable                                                        608             1,324
    Payable for securities                                                                -             1,473
    Asset valuation reserve                                                          67,581            31,530
    Interest maintenance reserve                                                     21,724            18,914
    Borrowed money                                                                   30,575                 -
    Other liabilities                                                                   831             2,254
                                                                          ------------------------------------
Total liabilities                                                                 3,405,838         3,192,549

Capital and surplus:
    Common stock, $2 par value, 1,500,000 shares
      authorized, issued and outstanding                                              3,000             3,000
    Paid-in surplus                                                                 305,795           299,232
    Unassigned deficit                                                             (108,946)          (99,855)
                                                                          ------------------------------------
Total capital and surplus                                                           199,849           202,377
                                                                          ------------------------------------
Total liabilities and capital and surplus                                       $ 3,605,687       $ 3,394,926
                                                                          ====================================

SEE ACCOMPANYING NOTES.

                        Integrity Life Insurance Company

                   Statements of Operations (Statutory Basis)

                                                                                    YEAR ENDED DECEMBER 31,
                                                                                     2002              2001
                                                                              -------------------------------------
                                                                                         (IN THOUSANDS)
Premiums and other revenues:
    Premiums and annuity considerations                                                $ 483,041         $ 392,201
    Net investment income                                                                102,330           118,798
    Amortization of the interest maintenance reserve                                          10               820
    Reserve adjustments on reinsurance ceded                                           1,383,677            (1,631)
    Fees from management of separate account mutual funds                                 11,075            12,230
    Surrender charges                                                                      3,564             3,352
    Other revenues                                                                    (1,361,337)            5,379
                                                                              -------------------------------------
Total premiums and other revenues                                                        622,360           531,149
Benefits paid or provided:
    Death benefits                                                                         6,931             4,705
    Annuity benefits                                                                      73,724            79,498
    Surrender benefits                                                                   290,613           251,622
    Payments on supplementary contracts                                                    1,570             1,642
    Decrease in reserves and deposit fund liabilities                                    (11,089)          (43,136)
    Other benefits                                                                         2,151             2,333
                                                                              -------------------------------------
Total benefits paid or provided                                                          363,900           296,664
Insurance expenses and other deductions :
    Commissions                                                                           22,985            20,873
    General expenses                                                                      21,021            21,158
    Taxes, licenses and fees                                                                 985               484
    Net transfers to separate accounts                                                   222,405           182,691
    Other expenses                                                                         1,730             2,668
                                                                              -------------------------------------
Total insurance expenses and other deductions                                            269,126           227,874
                                                                              -------------------------------------
Gain (loss) from operations before federal income taxes and
    net realized capital losses                                                          (10,666)            6,611
Federal income tax expense                                                                     -                65
                                                                              -------------------------------------
Gain (loss) from operations before net realized capital losses                           (10,666)            6,546
Net realized capital losses                                                              (87,808)          (11,814)
                                                                              -------------------------------------
Net loss                                                                               $ (98,474)         $ (5,268)
                                                                              =====================================

SEE ACCOMPANYING NOTES.

                        Integrity Life Insurance Company

         Statements of Changes in Capital and Surplus (Statutory Basis)

                     Years Ended December 31, 2002 and 2001


                                                        COMMON              PAID-IN        UNASSIGNED     TOTAL CAPITAL
                                                        STOCK               SURPLUS         DEFICIT        AND SURPLUS
                                             ---------------------------------------------------------------------------
                                                                                (IN THOUSANDS)
Balance, January 1, 2001                                $ 3,000          $ 294,330        $ (108,820)         $ 188,510

Net loss                                                                                      (5,268)            (5,268)
Cumulative effect of changes
    in accounting principles                                                                 (65,058)           (65,058)
Change in net deferred income tax                                                                508                508
Net change in unrealized gain
    of subsidiary                                                                             19,553             19,553
Net change in unrealized gain
    on investment securities                                                                  44,052             44,052
Net change in nonadmitted
    assets and related items                                                                  27,630             27,630
Change in reserve (change
    in valuation basis)                                                                      (10,751)           (10,751)
Increase in asset valuation
    reserve                                                                                   (9,506)            (9,506)
Change in surplus in
    separate accounts                                                                          7,805              7,805
Capital contribution                                                         4,902                                4,902
                                             ---------------------------------------------------------------------------
Balance, December 31, 2001                                3,000            299,232           (99,855)           202,377

Net loss                                                                                     (98,474)           (98,474)
Change in net deferred income tax                                                             (1,292)            (1,292)
Net change in unrealized gain
    of subsidiary                                                                            (43,102)           (43,102)
Net change in unrealized gain
    on investment securities                                                                 127,058            127,058
Net change in nonadmitted
    assets and related items                                                                  12,493             12,493
Increase in asset valuation
    reserve                                                                                  (36,051)           (36,051)
Change in surplus in
    separate accounts                                                                          8,858              8,858
Deferred ceding commission for
    Modco reinsurance agreement                                                               21,450             21,450
Other changes in unassigned
    surplus                                                                                      (31)               (31)
Capital contribution                                                         6,563                                6,563
                                             ---------------------------------------------------------------------------
Balance, December 31, 2002                              $ 3,000          $ 305,795        $ (108,946)         $ 199,849
                                             ===========================================================================

SEE ACCOMPANYING NOTES.

                        Integrity Life Insurance Company

                   Statements of Cash Flows (Statutory Basis)

                                                                                YEAR ENDED DECEMBER 31,

                                                                                2002               2001
                                                                          -------------------------------------
                                                                                     (IN THOUSANDS)
OPERATIONS:
    Premiums, policy proceeds and other
      considerations received                                                    $  483,041          $ 392,201
    Net investment income received                                                  104,309            124,384
    Commission and expense allowances received (paid)
      on reinsurance ceded                                                        1,395,274             (1,579)
    Benefits paid                                                                  (373,115)          (337,628)
    Insurance expenses paid                                                         (46,626)           (41,640)
    Other income received net of other expenses paid                             (1,360,694)            22,555
    Net transfers to separate accounts                                             (243,396)          (187,970)
    Federal income taxes recovered                                                    8,972              5,506
                                                                          -------------------------------------
Net cash used in operations                                                         (32,235)           (24,171)
INVESTMENT ACTIVITIES:
Proceeds from sales, maturities, or repayments of investments:
      Bonds                                                                         885,400            425,185
      Stocks                                                                          4,614                  -
      Mortgage loans                                                                  1,525              1,728
      Other invested assets                                                           6,173              7,797
      Miscellaneous proceeds                                                         (1,379)             2,617
                                                                          -------------------------------------
Net proceeds from sales, maturities, or repayments
    of investments                                                                  896,333            437,327


                                                                                 YEAR ENDED DECEMBER 31,

                                                                                2002               2001
                                                                          -------------------------------------
                                                                                     (IN THOUSANDS)
Cost of investments acquired:
    Bonds                                                                           799,157            364,552
    Preferred stocks                                                                 26,362                318
    Common stocks                                                                    61,865              9,824
    Miscellaneous applications                                                        1,473              3,968
                                                                          -------------------------------------
Total cost of investments acquired                                                  888,857            378,662
Net increase in policy loans                                                          3,082              2,835
                                                                          -------------------------------------
Net cash provided by  investment activities                                           4,394             55,830

FINANCING AND MISCELLANEOUS ACTIVITIES:
Other cash provided:
    Borrowed money                                                                   30,575                  -
    Deposits on deposit-type contract funds and other
      liabilities without life or disability contingencies                           10,171              6,330
    Other sources                                                                    29,458              9,898
                                                                          -------------------------------------
Total other cash provided                                                            70,204             16,228
Other cash applied:
    Withdrawals on deposit-type contract funds and other
      liabilities without life or disability contingencies                           11,946             12,649
    Other applications, net                                                          36,054             29,107
                                                                          -------------------------------------
Total other cash applied                                                             48,000             41,756
                                                                          -------------------------------------
Net cash provided by (used in) financing and
    miscellaneous activities                                                         22,204            (25,528)
                                                                          -------------------------------------
Net increase (decrease) in cash and short-term investments                           (5,637)             6,131
Cash and short-term investments at beginning of year                                 27,739             21,608
                                                                          -------------------------------------
Cash and short-term investments at end of year                                     $ 22,102           $ 27,739
                                                                          =====================================

SEE ACCOMPANYING NOTES.

                        Integrity Life Insurance Company

                 Notes to Financial Statements (Statutory Basis)

                                December 31, 2002

A. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

Integrity Life Insurance Company (the Company) is a wholly owned subsidiary of The Western and Southern Life Insurance Company ("W&S"). The Company, domiciled in the state of Ohio and currently licensed in 47 states and the District of Columbia, specializes in the asset accumulation business with particular emphasis on retirement savings and investment products. The Company's wholly owned insurance subsidiary, National Integrity Life Insurance Company ("National Integrity"), distributes similar products in the state of New York.

On March 3, 2000, W&S acquired the Company and National Integrity from ARM Financial Group, Inc. ("ARM") pursuant to a purchase agreement dated December 17, 1999 ("Purchase Agreement"). Under the terms of the Purchase Agreement, W&S placed the entire purchase price of $119.3 million into a recoverable escrow account subject to a number of downward price adjustments. These price adjustments related primarily to an indemnification of losses from the sales or deemed sales of certain securities owned by the Company and National Integrity. In a separate agreement, W&S assigned the right to receive the recovery of the purchase price on indemnified securities to the Company. As of March 31, 2001, the Company had recovered $125.0 million related to the sales of these securities and accrued interest on the escrow funds in full settlement of the escrow account. In accordance with accounting practices prescribed or permitted by the Ohio Department of Insurance, the Company netted realized losses from the sale of such securities with the related gain from indemnification. In addition, the interest maintenance reserve was not reduced by statutory realized losses from the securities sold during 2000 because those losses were netted with indemnification income.

The Company and National Integrity have been assigned a AAA (Extremely Strong) rating for financial strength by Standard and Poor's, AA+ (Very Strong) for claims paying ability from Fitch, A+ (Superior) for financial strength from A.M. Best and Aa2 (Excellent) for financial strength by Moody's Investor Services.

USE OF ESTIMATES

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

BASIS OF PRESENTATION

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance. Such practices vary from accounting principles generally accepted in the United States ("GAAP"). The more significant variances from GAAP are as follows:

INVESTMENTS

Investments in bonds and preferred stocks are reported at amortized cost or fair value based on the National Association of Insurance Commissioners' ("NAIC") rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of shareholder's equity for those designated as available-for-sale. In addition, fair values of certain investments in bonds and stocks are based on values specified by the NAIC, rather than on actual or estimated fair values used for GAAP.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using the retrospective method. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. Effective April 1, 2001, for GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the discounted fair value. If high credit quality securities are adjusted, the retrospective method is used.

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the individual security sold using the seriatim method.

The net deferral is reported as the interest maintenance reserve ("IMR") in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the income statement on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The asset valuation reserve ("AVR") provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus. AVR is not recognized for GAAP.

SUBSIDIARY

The accounts and operations of the Company's subsidiary are not consolidated with the accounts and operations of the Company as would be required under GAAP.

POLICY ACQUISITION COSTS

Costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to investment-type products, to the extent recoverable from future gross profits, would be deferred and amortized generally in proportion to the emergence of gross profits over the estimated terms of the underlying policies.

NONADMITTED ASSETS

Certain assets designated as "nonadmitted," principally disallowed deferred tax assets and other assets not specifically designated as an admitted asset within the NAIC Accounting Practices and Procedures Manual, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheets.

PREMIUM AND BENEFITS

Revenues for universal life and annuity policies with mortality or morbidity risk, except for guaranteed interest and group annuity contracts, consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

BENEFIT RESERVES

Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on expected experience or actual account balances as would be required under GAAP.

REINSURANCE

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with policy acquisition costs as required under GAAP.

DEFERRED INCOME TAXES

Deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred tax assets, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are non-admitted. Deferred taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable.

STATEMENTS OF CASH FLOWS

Cash and short-term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

The effects of the foregoing variances from GAAP on the accompanying statutory basis financial statements are as follows:


                                                                             YEAR ENDED DECEMBER 31,
                                                                             2002              2001
                                                                       ------------------------------------
                                                                                 (IN THOUSANDS)
Net loss as reported in the accompanying statutory basis financial
   statements                                                             $     (98,474)   $      (5,268)
Deferred policy acquisition costs, net of amortization                           20,094           22,945
Adjustments to customer deposits                                                 (5,792)         (10,221)
Adjustments to invested asset carrying values at acquisition date                18,357           22,722
Amortization of value of insurance in force                                     (24,534)         (30,530)
Amortization of interest maintenance reserve                                        (10)            (820)
Amortization of goodwill                                                              -           (3,284)
Adjustments for realized investment gains/losses                                  5,538           (1,184)
Adjustments for federal income tax expense                                       31,503           (4,320)
Investment in subsidiary                                                          6,748           11,983
Ceding commission on modco reinsurance treaty                                   (11,550)               -
Other                                                                              (533)           1,728
                                                                       ------------------------------------
Net income (loss), GAAP basis                                             $     (58,563)   $       3,751
                                                                       ====================================


                                                                               YEAR ENDED DECEMBER 31,
                                                                               2002              2001
                                                                       ------------------------------------
                                                                                 (IN THOUSANDS)
Capital and surplus as reported in the accompanying statutory basis
   financial statements                                                   $     199,849    $     202,377
Adjustments to customer deposits                                               (159,100)        (153,450)
Adjustments to invested asset carrying values at acquisition date               (71,190)        (116,991)
Asset valuation reserve and interest maintenance reserve                         89,305           50,444
Value of insurance in force                                                     127,342          182,054
Goodwill                                                                        100,505          100,505
Deferred policy acquisition costs                                                50,190           30,796
Adjustments to investment in subsidiary excluding net unrealized
   gains (losses)                                                                44,990           (6,165)
Net unrealized losses on available-for-sale securities                         (138,246)          (6,127)
Capital contribution                                                            138,000           45,000
Other                                                                           (34,801)         (59,050)
                                                                       ------------------------------------

Stockholder's equity, GAAP basis                                          $     346,844    $     269,393
                                                                       ====================================

Other significant accounting practices are as follows:

INVESTMENTS

Bonds, preferred stocks, common stocks, and short-term investments are stated at values prescribed by the NAIC, as follows:

     Bonds not backed by other loans are principally stated at amortized cost using the interest method.

     Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except principal-only and interest-only securities, which are valued using the prospective method.

   Preferred stocks are reported at cost.

   Non-affiliated common stocks are reported at fair value as determined by the Securities Valuation Office of the NAIC and the related unrealized capital gains and losses are reported in unassigned surplus along with any adjustment for federal income taxes.

   There are no restrictions on non-affiliated common or preferred stocks.

   The Company's investment in its insurance subsidiary is reported at the equity in the underlying statutory basis of National Integrity's net assets. Changes in the admitted asset carrying amount of the investment are credited or charged directly to unassigned surplus.

   Short-term investments include investments with remaining maturities of less than one year at the date of acquisition and are principally stated at amortized cost.

   Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

   Mortgage loans and policy loans are reported at unpaid principal balances.

   Realized capital gains and losses are determined using the specific identification method. Changes in admitted asset carrying amounts for bonds, preferred stocks, non-affiliated common stocks and mortgage loans are credited or charged directly to unassigned surplus.

PREMIUMS

Premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting.

BENEFITS

Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Ohio Department of Insurance. The Company waives deduction of deferred fractional premiums upon the death of life and annuity policy insureds and does not return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis which recognizes the non-level incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves.

The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, one-half of the extra premium charge for the year. Policies issued after July 1 for substandard lives, are charged an extra premium plus the regular premium for the true age. Mean reserves are based on appropriate multiples of standard rates of mortality. An asset is recorded for deferred premiums net of loading to adjust the reserve for model premium payments.

Tabular interest, tabular less actual reserve released, and tabular cost have been determined by formula as prescribed by the NAIC. Tabular interest on funds not involving life contingencies was derived from basic data.

REINSURANCE

Reinsurance premiums, benefits and expenses are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

GUARANTY FUND ASSESSMENTS

A liability for guaranty fund assessments is accrued after an insolvency has occurred.

BORROWED MONEY

The Company has entered into several dollar-roll reverse repurchase agreements in 2002. The transactions have been reflected as financing transactions requiring the asset and the liability for the repurchase to remain on the Company's financial statements. Included in the

Company's available for sale portfolio is approximately $30.6 million of mortgage-backed securities, which are currently subject to the agreements.

SEPARATE ACCOUNTS

Separate account assets and liabilities reported in the accompanying financial statements represent funds that are separately administered, principally for variable annuity contracts. Separate account assets are reported at fair value. Surrender charges collectible by the general account in the event of variable annuity contract surrenders are reported as a negative liability rather than an asset pursuant to prescribed NAIC accounting practices. Policy related activity involving cashflows, such as premiums and benefits, are reported in the accompanying statements of operations in separate line items combined with related general account amounts. Investment income and interest credited on deposits held in guaranteed separate accounts are included in the accompanying statements of operations as a net amount included in net transfers to separate accounts. The Company receives administrative fees for managing the nonguaranteed separate accounts and other fees for assuming mortality and certain expense risks.

RECLASSIFICATIONS

Certain 2001 amounts in the Company's statutory basis financial statements have been reclassified to conform to the 2002 financial presentation.

B. ACCOUNTING CHANGES

The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance. Effective January 1, 2001, the State of Ohio required that insurance companies domiciled in the State of Ohio prepare their statutory basis financial statements in accordance with the NAIC Accounting Practices and Procedures Manual subject to any deviation prescribed or permitted by the State of Ohio Insurance Commissioner. Accounting changes adopted to conform to the provisions of the NAIC Accounting Practices and Procedures Manual are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, the Company reported a change of accounting principle that decreased unassigned surplus $65.1 million as of January 1, 2001. Included in this total adjustment is a reduction in capital and surplus of approximately $37.5 million in write-downs of impaired invested assets, $24.7 million related to deferred tax assets and $2.9 million of accrued guaranty fund assessments. Despite the negative effect on statutory surplus, management expects the Company to remain in compliance with all regulatory and contractual obligations.

Effective January 1, 2002, as a result of a change in New York regulations, the Company's wholly owned subsidiary, National Integrity, adopted SSAP 10, INCOME TAXES. The effect of this accounting change resulted in an increase to National Integrity's capital and surplus of $14.2 million, and was accounted for as a cumulative effect of a change in accounting principle.

C. INVESTMENTS

The cost or amortized cost and the fair value of investments in bonds and preferred stocks are summarized as follows:

                                          COST OR         GROSS              GROSS
                                         AMORTIZED      UNREALIZED         UNREALIZED
                                           COST           GAINS               LOSSES          FAIR VALUE
                                    -----------------------------------------------------------------------
                                                                (IN THOUSANDS)
At December 31, 2002:
Mortgage-backed securities             $     292,541    $           -     $           -    $     292,541
Corporate securities                         662,845           35,554            25,198          673,201
Asset-backed securities                      192,652                -               577          192,075
U.S. Treasury securities and
   obligations of U.S. government
   agencies                                   32,110            1,993                 -           34,103
Foreign governments                            4,038              624                 -            4,662
States and political
   subdivisions                                3,650                -               257            3,393
                                    -----------------------------------------------------------------------
Total bonds                                1,187,836           38,171            26,032        1,199,975
Preferred stocks                             108,621              612                89          109,144
                                    -----------------------------------------------------------------------
Total bonds and preferred stocks       $   1,296,457    $      38,783     $      26,121    $   1,309,119
                                    =======================================================================
At December 31, 2001:
Mortgage-backed securities             $     328,068    $       4,528     $      21,919    $     310,677
Corporate securities                         872,386           18,951           101,063          790,274
Asset-backed securities                       99,972            1,993            15,235           86,730
U.S. Treasury securities and
   obligations of U.S. government
   agencies                                   40,788              665               532           40,921
Foreign governments                            3,105                -               830            2,275
States and political subdivisions              6,450              535                 -            6,985
                                    -----------------------------------------------------------------------
Total bonds                                1,350,769           26,672           139,579        1,237,862
Preferred stocks                              85,631               17            11,990           73,658
                                    -----------------------------------------------------------------------
Total bonds and preferred stocks       $   1,436,400    $      26,689     $     151,569    $   1,311,520
                                    =======================================================================

Fair values are based on published quotations of the Securities Valuation Office ("SVO") of the NAIC. Fair values generally represent quoted market value prices for securities traded in the public marketplace, or analytically determined values using bid or closing prices for securities not traded in the public marketplace. However, for certain investments for which the NAIC does not provide a value, the Company uses the amortized cost amount as a substitute for fair value in accordance with prescribed guidance. As of December 31, 2002 and 2001, the fair value of investments in bonds and preferred stocks includes $732.1 million and $800 million, respectively, of bonds and preferred stocks that were valued at amortized cost.

The amortized cost of bonds at December 31, 2002 and 2001 has been reduced by adjustments of $1.0 million and $0.9 million, respectively, to derive the carrying amount of bonds in the balance sheets ($1,186.9 million and $1,349.9 million, respectively). The amortized cost of preferred stocks at December 31, 2002 has been reduced by adjustments of $88,706 to derive the carrying amount of preferred stocks in the balance sheet ($108.5 million).

A summary of the cost or amortized cost and fair value of the Company's investments in bonds at December 31, 2002, by contractual maturity, is as follows:


                                                                            COST OR         FAIR VALUE
                                                                        AMORTIZED COST
                                                                       ------------------------------------
                                                                                 (IN THOUSANDS)
Years to maturity:
   One or less                                                            $       6,033    $       5,904
   After one through five                                                        99,529          104,479
   After five through ten                                                       149,351          150,739
   After ten                                                                    447,730          454,237
   Asset-backed securities                                                      192,652          192,075
   Mortgage-backed securities                                                   292,541          292,541
                                                                       ------------------------------------
Total                                                                     $   1,187,836    $   1,199,975
                                                                       ====================================

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their lives.

Proceeds from the sales of investments in bonds during 2002 and 2001 were $507.6 million and $425.2 million; gross gains of $5.8 million and $1.9 million, and gross losses of $2.2 million and $5.6 million were realized on those sales, respectively.

At December 31, 2002 and 2001, bonds with an admitted asset value of $6,111,530 and $6,958,555 respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

At December 31, 2002 and 2001, the Company held unrated or less-than-investment grade bonds and preferred stocks of $181.2 million and $162.0 million, respectively, with an aggregate fair value of $163.2 million and $114.6 million, respectively. Those holdings amounted to 14% and 12% of the Company's investments in bonds and preferred stocks at December 31, 2002 and 2001, respectively, and approximately 5% of the Company's total admitted assets at December 31, 2002 and 2001. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds. These evaluations are considered by the Company in their overall investment strategy.

Unrealized gains and losses on investment in subsidiary and non-affiliated common stocks are reported directly in surplus and do not affect operations. The gross unrealized gains and losses on, and the cost and fair value of, the investment are summarized as follows:

                                             COST        GROSS UNREALIZED    GROSS UNREALIZED    FAIR VALUE
                                                              GAINS              LOSSES
                                       -----------------------------------------------------------------------
                                                                   (IN THOUSANDS)
At December 31, 2002:
   Subsidiary                             $      73,124     $           -    $       2,017     $      71,107
   Non-affiliated common stocks                  16,507           173,820            1,663           188,664
                                       -----------------------------------------------------------------------
                                          $      89,632     $     173,820    $       3,681     $     259,771
                                       =======================================================================
At December 31, 2001:
   Subsidiary                             $      17,823     $      41,085    $           -     $      58,908
   Non-affiliated common stocks                   9,943            45,317              382            54,878
                                       -----------------------------------------------------------------------
                                          $      27,766    $      86,402     $         382     $     113,786
                                       =======================================================================

The Company's mortgage loan portfolio is primarily comprised of commercial and agricultural loans. The Company made no new mortgage loans during 2002 or 2001. The maximum percentage of any one loan to the value of the security at the time of the loan exclusive of any purchase money mortgages was 75%. Fire insurance is required on all properties covered by mortgage loans. As of December 31, 2002 and 2001, the Company held no mortgages with interest more than 180 days past due. During 2002, excluding adjustments on adjustable rate mortgages, no interest rates on outstanding mortgage loans were reduced. No amounts have been advanced by the Company.

Major categories of the Company's net investment income are summarized as follows:


                                                                             YEAR ENDED DECEMBER 31,
                                                                             2002              2001
                                                                       ------------------------------------
                                                                                 (IN THOUSANDS)
Income:
   Bonds                                                                  $      84,227    $      93,625
   Preferred stocks                                                               6,975            6,748
   Unaffiliated common stocks                                                     1,011                -
   Mortgage loans                                                                 1,718            1,751
   Policy loans                                                                   8,465            8,219
   Cash and short-term investments                                                1,167            8,351
   Other investment income                                                          373            1,092
                                                                       ------------------------------------
Total investment income                                                         103,936          119,786
Investment expenses                                                              (1,606)            (988)
                                                                       ------------------------------------
Net investment income                                                     $     102,330    $     118,798
                                                                       ====================================

There has been no due and accrued investment income excluded from surplus.

Realized capital gains and losses are reported net of federal income taxes and amounts transferred to the IMR, as follows:


                                                                             YEAR ENDED DECEMBER 31,
                                                                             2002              2001
                                                                       ------------------------------------
                                                                                 (IN THOUSANDS)

Realized capital losses                                                   $     (84,988)   $     (15,437)
Less amount transferred to IMR                                                    2,820           (3,623)
                                                                       ------------------------------------
Net realized capital losses                                               $     (87,808)   $     (11,814)
                                                                       ====================================

Realized capital losses include $86.8 million and $9.8 million related to securities that have experienced an other-than-temporary decline in value during 2002 and 2001, respectively.

D. FINANCIAL INSTRUMENTS

The Company has offered equity-indexed products through its separate accounts. In connection with these products, the Company purchased over-the-counter call options from Citibank N.A., New York, and custom-tailored options from W&S. These options, which are held by the separate account, are recorded at market value of $10.0 million and $20.2 million at December 31, 2002 and 2001, respectively. Unrealized market value gains and losses on the option contracts are recorded in the separate account statements of operations to hedge against the Company's obligation to pay equity-indexed returns to policyholders.

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to the financial instruments, but does not expect any counterparties to fail to meet their obligations given their high credit ratings.

E. FAIR VALUES OF FINANCIAL INSTRUMENTS

The following methods and assumptions were used by the Company in estimating the "fair value" disclosures for financial instruments in the accompanying financial statements and notes thereto:

BONDS AND EQUITY SECURITIES

Fair values for bonds and equity securities are based on quoted market prices where available. For bonds and equity securities for which a quoted market price is not available, fair values are estimated using internally calculated estimates or quoted market prices of comparable investments.

MORTGAGE LOANS, POLICY LOANS, CASH AND SHORT-TERM INVESTMENTS AND SEPARATE ACCOUNT ASSETS

The carrying amounts of mortgage loans, policy loans cash and short-term investments and separate account assets approximate their fair value.

LIFE AND ANNUITY RESERVES FOR INVESTMENT-TYPE CONTRACTS AND DEPOSIT FUND LIABILITIES

The fair values of single premium immediate annuity reserves are based on discounted cash flow calculations using a market yield rate for assets with similar durations. The fair value of deposit fund liabilities and the remaining annuity reserves are primarily based on the cash surrender values of the underlying contracts.

SEPARATE ACCOUNT ANNUITY RESERVES

The fair value of separate account annuity reserves for investment-type products equals the cash surrender values.

The carrying amounts and fair values of the Company's significant financial instruments are shown below. For financial instruments not separately disclosed below, the carrying amount is a reasonable estimate of fair value.


                                                    DECEMBER 31, 2002                  DECEMBER 31, 2001
                                           -----------------------------------------------------------------------
                                              CARRYING AMOUNT        FAIR        CARRYING AMOUNT        FAIR
                                                                    VALUE                              VALUE
                                           -----------------------------------------------------------------------
                                                                       (IN THOUSANDS)
Assets:
   Bonds                                   $    1,186,878   $   1,136,831    $   1,349,888   $    1,249,601
   Preferred stocks                               108,532          87,368           85,631           73,766
   Non-affiliated common stocks                   188,664         188,664           54,878           54,878
   Mortgage loans                                  18,065          18,065           19,589           19,589
   Policy loans                                   113,318         113,318          110,235          110,235
   Cash and short-term investments                 22,102          22,102           27,739           27,739
   Separate account assets                      1,818,569       1,818,569        1,636,626        1,636,626

Liabilities:
   Life and annuity reserves for
     investment-type contracts and deposit
     fund liabilities                      $    1,246,259   $   1,361,437    $   1,257,178   $    1,312,316
   Separate accounts annuity reserves           1,723,547       1,718,306        1,565,616        1,564,214

F. REINSURANCE

Consistent with prudent business practices and the general practice of the insurance industry, the Company reinsures risks under certain of its insurance products with other insurance companies through reinsurance agreements. Through these reinsurance agreements, substantially all mortality risks associated with single premium endowment deposits, much of the mortality risks associated with variable annuity deposits and substantially all risks associated with variable life business have been reinsured with non-affiliated insurance companies. A contingent liability exists with respect to insurance ceded which would become a liability should the reinsurer be unable to meet the obligations assumed under these reinsurance agreements.

The effect of reinsurance on premiums, annuity considerations and deposit-type funds is as follows:


                                                                             YEAR ENDED DECEMBER 31,
                                                                             2002              2001
                                                                       ------------------------------------
                                                                                 (IN THOUSANDS)
Direct premiums and amounts assessed
  against policyholders                                                   $     495,286    $     401,116
Reinsurance assumed                                                                 551              552
Reinsurance ceded                                                                (3,152)          (3,136)
                                                                       ------------------------------------
Net premiums, annuity considerations and
  deposit-type funds                                                      $     492,685    $     398,532
                                                                       ====================================

The Company assumed $551,382 and $551,712 of Variable Life Insurance premiums in 2002 and 2001, respectively, from a modified-coinsurance agreement with Safeco Life Insurance Company.

In 2002 and 2001, the Company did not commute any ceded reinsurance. In 2001, the Company did not enter into or engage in any agreement that reinsures policies or contracts that were in-force or had existing reserves as of the effective date of such agreements.

The Company entered into a modified, co-insurance reinsurance agreement with its parent, W&S, effective December 31, 2002. Under the terms of the agreement, the Company ceded to W&S $1.4 billion of reserves for certain blocks of business written before July 1, 2002, specifically, structured settlements, guaranteed rate option annuities, and accumulation products. On December 31, 2002, the Company received $33 million in ceding commissions from W&S. The ceding commission was received in the form of a bond, National Westminster Bank, and was allocated to various investment portfolios. Under the terms of the agreement, the Company retains the reserves and the related assets of this business. The effect of the modified coinsurance agreement on the statement of income was an increase of

$11.5 million to commission and expense allowance on reinsurance ceded to record the ceding commission net of tax. The Company also reported an increase of $1.4 billion to reserve adjustments on reinsurance ceded with a corresponding, offsetting decrease of $1.4 billion to aggregate write-ins for miscellaneous income to reflect the initial reinsurance premium. Additionally, the Company recorded an aggregate write-in to surplus of $21.5 million that represents the portion of the ceding commission to be recognized in the statement of operations as profits from the ceded businesses emerge. The objective of this reinsurance transaction was to remove the risks associated with the Company's structured settlement business, reduce surplus volatility attributable to the Company's market value adjusted annuities, and increase the Company's surplus. The agreement is to remain in force until the last policy subject to the agreement terminates or the parties mutually agree in writing to terminate the agreement.

Besides the reinsurance agreement with W&S, neither the Company nor any of its related parties control, directly or indirectly, any reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2002 there are no reinsurance agreements in effect such that the amount of losses paid or accrued exceed the total direct premium collected.

The net amount of reduction in surplus at December 31, 2002 if all reinsurance ceded agreements were cancelled is approximately $35.7 million.

G. FEDERAL INCOME TAXES

The Company files a consolidated return with National Integrity. The method of allocation between the companies is subject to a written agreement, approved by the Board of Directors. Allocation is based on separate return calculations with current credit for net losses. Intercompany tax balances are settled annually.

Income before federal income taxes differs from taxable income principally due to tax-exempt investment income, dividends-received tax deductions, and differences in reserves for policy and contract liabilities for tax and statutory-basis financial reporting purposes.

As of December 31, 2002, the Company operating loss carryforwards of $19,493,326 that will expire in years 2021 through 2023.

The components of the carryover for the Company are as follows:


                                                               CARRYOVER              EXPIRATION DATES
                                                         -----------------------  --------------------------

General business credit carryover                           $        337,692             2006 - 2009
Foreign tax credit carryover                                $        145,292             2003 - 2004
AMT credit carryover                                        $      2,344,692            indefinitely
Capital loss carryover                                      $    202,941,110             2004 - 2007

The components of the net deferred tax asset/(liability) at December 31, 2002 are as follows (in thousands):

Gross deferred tax assets                                                 $     168,285
Gross deferred tax liabilities                                                   68,181
Deferred tax assets non-admitted                                                 81,936
Increase (decrease) in deferred tax assets non-admitted                         (13,143)

Current income taxes incurred consists of the following major components:

                                                                             YEAR ENDED DECEMBER 31,
                                                                             2002              2001
                                                                       ------------------------------------
                                                                                 (IN THOUSANDS)
Current year income tax (benefit)                                         $      (4,140)   $       1,695
Prior year over-accrual of tax reserves                                          (2,639)          (1,630)
                                                                       ------------------------------------
Federal income tax (benefit) incurred                                            (6,779)              65
Deferred adjustments to NOL carryover                                             6,779                -
                                                                       ------------------------------------
Current federal income tax incurred                                       $           -    $          65
                                                                       ====================================

The main components of the 2002 deferred tax amounts are as follows (in thousands):

Gross Deferred Tax Assets ("DTAs"):
Reserves                                                                                   $      18,434
Bonds/Stocks                                                                                      54,676
DAC                                                                                                3,937
Capital loss carryover                                                                            66,673
Section 197 intangible                                                                             1,784
Net operating loss carryover                                                                       6,823
Acquisition related goodwill                                                                       1,692
Deferred hedge losses                                                                              2,543
Reinsurance ceded                                                                                  7,507
Other                                                                                              4,215
                                                                                        -------------------
Total Deferred Tax Assets                                                                  $     168,285
                                                                                        ===================
Deferred Tax Assets non-admitted                                                           $      81,936
                                                                                        ===================
Gross Deferred Tax Liabilities:
Stocks /bonds deferred future gains                                                        $      60,297
Reserves strengthening                                                                             7,884
                                                                                        -------------------
Total Deferred Tax Liabilities ("DTLs"):                                                   $      68,181
                                                                                        ===================

Changes in DTAs and DTLs for the year ended December 31, 2002 are as follows:

                                                             2002             2001             Change
                                                      ------------------------------------------------------
DTAs                                                     $     168,285     $     107,996    $      60,289
                                                      ======================================================
DTAs non-admitted                                        $      81,936     $      95,079    $     (13,143)
                                                      ======================================================
DTLs                                                     $      68,181     $       8,560    $      59,621
                                                      ======================================================

The federal income tax provision reflects an effective tax rate different than the prevailing federal income tax rate due in part to various exclusions and special deductions available to life insurance companies. Following is a reconciliation between the amount of tax computed at the federal statutory rate of 35% and the federal income tax provision (exclusive of taxes related to capital gains or losses) reflected in the statements of operations:

                                                                                 YEAR END DECEMBER 31,
                                                                                2002              2001
                                                                       ------------------------------------
                                                                                 (IN THOUSANDS)

Federal income tax expense (benefit) computed at statutory rate           $     (33,479)   $       2,314
Amortization of value of insurance in force                                      (2,365)          (2,365)
Adjustment to statutory reserves for tax purposes                                   747            4,866
Book capital losses in excess of tax                                             30,649                -
Bond discount accrual                                                            (2,948)          (3,074)
Deferred acquisition costs recorded for tax purposes                                432              286
Amortization of interest maintenance reserve                                         90             (287)
Reinsurance ceded                                                                 7,507                -
Other                                                                            (7,233)          (1,675)
                                                                       ------------------------------------
Federal income tax expense (benefit)                                             (6,779)              65

Deferred adjustments to NOL carryover                                             6,779                -
                                                                       ------------------------------------
Current federal income tax                                                $           -    $          65
                                                                       ====================================

The Company made no tax payments in 2002 ($4.5 million in 2001).

H. CAPITAL AND SURPLUS

The ability of the Company to pay dividends is limited by state insurance laws. Under Ohio insurance laws, the Company may pay dividends, without the approval of the Ohio Director of Insurance, only from unassigned surplus and those dividends may not exceed (when added to other dividends paid in the proceeding 12 months) the greater of (i) 10% of the Company's statutory unassigned surplus as of December 31, 2002 or (ii) the Company's statutory net income for the preceding year. The Company may not pay any dividends during 2002 without prior approval.

Under New York insurance laws, National Integrity may pay dividends to the Company only out of its earnings and surplus, subject to at least thirty days prior notice to the New York Insurance Superintendent and no disapproval from the Superintendent prior to the date of such dividend. The Superintendent may disapprove a proposed dividend if the Superintendent finds that the financial condition of National Integrity does not warrant such distribution. During 2002, the Company did not receive any dividends from National Integrity.

At December 31, 2002, the portion of unassigned deficit represented or reduced by each item below is as follows:


                                                                                AMOUNT
                                                                          -------------------
                                                                            (IN THOUSANDS)
    Unrealized gains and losses                                              $     171,111
    Non-admitted asset values                                                      (83,469)
    Separate account businesses                                                    (49,732)
    Asset valuation reserves                                                       (67,581)
    Provision for reinsurance                                                            -

Life/health insurance companies are subject to certain Risk-Based Capital ("RBC") requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2002 and 2001, the Company meets the RBC requirements.

I. RELATED PARTY TRANSACTIONS

During 2002 and 2001, the Company received $6.6 million and $4.9 million, respectively, in capital contributions from W&S. The capital contributions were in the form of common stocks having an original cost to W&S of $6.6 million and a market value at the date of transfer of approximately $145.0 million for the 2002 capital contribution and an original cost to W&S of $4.9 million and a market value at the date of transfer of approximately $50.0 million for the 2001 capital contribution. During 2002, the Company recorded $55.3 million in capital contributions to National Integrity. The capital contributions were in the form of bonds having an amortized value of $25.3 million and a market value at the date of transfer of approximately $25.9 million and $30.0 million in cash. The Company paid no dividends during 2002 or 2001.

W&S performs certain administrative and special services for the Company to assist with its business operations. These services include tax compliance and reporting, payroll functions, administrative support services, and investment functions. During 2002, the Company paid $0.4 million and $1.2 million to W&S and Ft. Washington (a subsidiary of W&S), respectively, and received $9.9 million from National Integrity relating to these services. During 2001, the Company paid $0.3 million and $0.9 million to W&S and Ft. Washington, respectively, and received $8.5 million from National Integrity related to these services. The charges for services are considered reasonable and in accordance with the requirements of applicable insurance law and regulations.

At December 31, 2002, the Company had amounts of $31.1 million, $4.3 million and $0.4 million due from W&S, National Integrity and Touchstone Securities, Inc. ("Touchstone"), respectively. Touchstone is an indirect wholly owned subsidiary of the Company's parent, W&S. At December 31, 2001, the Company had amounts due from National Integrity of $2.4 million, and amounts due to W&S and Touchstone of $0.1 million and $0.4 million, respectively. These amounts are generally settled on a monthly basis.

The Company participates in a short-term investment pool with W&S and its other affiliates. Of the $31.1 million due from W&S at December 31, 2002, $32.5 million relates to the Company's investment in this short-term investment pool and an amount due to W&S of $1.4 million relates to charges for certain administrative and special services described above. Additionally, certain portfolios in the Company's separate accounts participated in the short-term investment pool. At December 31, 2002, there was $60.2 million in the short-term investment pool, which is reported as separate account assets.

The Company has not guaranteed any obligation of its affiliates as of December 31, 2002.

J. COMMITMENTS AND CONTINGENCIES

The Company is assessed amounts by the state guaranty funds to cover losses to policyholders of insolvent or rehabilitated insurance companies. At December 31, 2002 and 2001, the Company had an estimated accrued liability of $3.6 million, for future guaranty fund assessments.

Various lawsuits against the Company have arisen in the course of the Company's business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the financial position of the Company.

K. ANNUITY RESERVES

At December 31, 2002, the Company's general and separate account annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:


                                                                            AMOUNT           PERCENT
                                                                       ------------------------------------
                                                                       (IN THOUSANDS)
Subject to discretionary withdrawal (with adjustment):
   With market value adjustment                                           $     947,506          31.8%
   At book value less surrender charge of 5% or more                            176,541           5.9%
   At market value                                                              696,712          23.4%
                                                                       ------------------------------------
Total with adjustment or at market value                                      1,820,759          61.1%
Subject to discretionary withdrawal (without adjustment) at book
   value with minimal or no charge or adjustment                                540,004          18.1%
Not subject to discretionary withdrawal                                         618,834          20.8%
                                                                       ------------------------------------
Total annuity reserves and deposit fund liabilities (before
   reinsurance)                                                               2,979,597           100%
                                                                                         ===================
Less reinsurance ceded                                                           15,494
                                                                       ------------------
Net annuity reserves and deposit fund liabilities                         $   2,964,103
                                                                       ==================

L. SEPARATE ACCOUNTS

The Company's guaranteed separate accounts include indexed products (i.e. equity-indexed annuities) and non-indexed products and options (i.e. guaranteed rate options and systematic transfer options). The guaranteed rate options are sold as a fixed annuity product or as an investment option within the Company's variable annuity. These options carry a minimum interest guarantee based on the guarantee period selected by the policyholder. The fixed annuity products currently offered generally provide a death benefit equal to the account value, with one product offering an optional death benefit ranging from 25% to 40% of the gain in the contract. The fixed investment options currently offered within the Company's variable annuity products provide the death benefits listed below for variable annuities. The Company's equity-indexed annuities provide participation in the S&P 500 Price Index.

The Company's nonguaranteed separate accounts primarily include variable annuities. The net investment experience of variable annuities is credited directly to the policyholder and can be positive or negative. Variable annuities include minimum guaranteed death benefits that vary by product and include optional death benefits available on some products. The death benefits currently offered by the Company include the following: account value, return of premium paid, a death benefit that is adjusted after 7 years to the current account value, a death benefit that is adjusted periodically to the current account value, a death benefit of premium accumulated at 5% annually up to a maximum of 200% of premium, and an additional death benefit ranging from 25% to 40% of the gain in the contract Assets held in separate accounts are carried at estimated fair values.

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2002 is as follows:


                                  SEPARATE ACCOUNTS WITH GUARANTEES
                         -----------------------------------------------------
                              INDEXED        NONINDEXED
                                           GUARANTEED LESS      NONINDEXED
                                           THAN / EQUAL TO    GUARANTEED MORE    NONGUARANTEED
                                                 4%             THAN 4%         SEPARATE ACCOUNTS     TOTAL
                         -----------------------------------------------------------------------------------------
                                                              (IN THOUSANDS)
Premiums, deposits and
   other considerations     $          63    $     104,034    $     282,548     $      89,127      $     475,772
                         =========================================================================================
Reserves for separate
   accounts with assets
   at fair value            $      60,777    $     158,782    $     807,276     $     709,222      $   1,736,057
                         =========================================================================================
Reserves for separate
     accounts by
     withdrawal
    characteristics:
     Subject to
      discretionary
        withdrawal (with
          adjustment):
         With market
           adjustment       $      39,880    $     158,782    $     748,844     $           -      $     947,506
         At book value
           without
           market value
           adjustment
           and with
           current
           surrender
           charge of 5%
           or more                      -                -           58,432                 -             58,432
         At market value                -                -                -           709,222            709,222
                         -----------------------------------------------------------------------------------------
     Total with
       adjustment or at
       market value                39,880          158,782          807,276           709,222          1,715,160
     Not subject to
       discretionary
       withdrawal                  20,897                -                -                 -             20,897
                         -----------------------------------------------------------------------------------------
Total separate accounts
   reserves                 $      60,777    $     158,782    $     807,276     $     709,222      $   1,736,057
                         =========================================================================================

Amounts transferred to and from the separate accounts as reported in the Summary of Operations of the Separate Accounts for the year ended December 31, 2002 are as follows:


                                  SEPARATE ACCOUNTS WITH GUARANTEES
                         ----------------------------------------------------------------------------------------
                                             NONINDEXED
                                           GUARANTEED LESS    NONINDEXED
                                           THAN / EQUAL TO  GUARANTEED MORE     NONGUARANTEED
                              INDEXED            4%             THAN 4%       SEPARATE ACCOUNTS      TOTAL
                         ----------------------------------------------------------------------------------------
                                                             (IN THOUSANDS)
Transfers to Separate
   Accounts                 $          63    $     104,034    $     283,647     $      90,145      $     477,889
Transfers from Separate
   Accounts                        35,767          (59,214)         161,712           128,820            267,085
                         ----------------------------------------------------------------------------------------
Net transfers to (from)
   Separate Accounts        $     (35,704)   $     163,248    $     121,935     $     (38,675)     $     210,804
                         ========================================================================================

A reconciliation of the amounts transferred to and from the separate accounts for the year ended December 31, 2002 is presented below:

                                                                                               2002
                                                                                        -------------------
                                                                                          (IN THOUSANDS)
Transfers as reported in the Summary of Operations of the Separate
 Accounts Statement:
     Transfers to separate accounts                                                        $     477,889
     Transfers from separate accounts                                                           (267,085)
                                                                                        -------------------
Net transfers to separate accounts                                                               210,804

Reconciling adjustments:
Policy deductions and other expense reported as other revenues                                     2,743
Other changes in surplus in separate account statement                                             8,858
                                                                                        -------------------
Transfers as reported in the Summary of Operations                                         $     222,405
                                                                                        ===================

M. DIRECT PREMIUMS WRITTEN BY MANAGING GENERAL AGENTS/THIRD PARTY ADMINISTRATORS

The Company issued business through the following managing general agents in 2002:

       NAME AND ADDRESS              EIN          EXCLUSIVE    TYPE OF BUSINESS    AUTHORITY        TOTAL
                                                   CONTRACT         WRITTEN         GRANTED    PREMIUMS WRITTEN
----------------------------------------------------------------------------------------------------------------
Signature Financial Services
550 Pinetown Rd., Suite 208      ###-##-####          No        Fixed Annuities      Writing       $45,135,624
Ft. Washington, PA 19034                                                             premium
----------------------------------------------------------------------------------------------------------------
Ann Arbor Annuity Exchange
45 Research Drive                 38-2929874          No        Fixed Annuities      None          $16,769,474
Ann Arbor, MI 48103
----------------------------------------------------------------------------------------------------------------
Clarke Financial Group
17780 Fitch, Suite 230            33-0862818          No        Fixed Annuities      None          $12,503,882
Irvine, CA  92614


The aggregate remaining premiums written by other managing general agents for 2002 was $42,523,088.

N. OTHER ITEMS

SUBSEQUENT EVENTS (UNAUDITED)

On March 27, 2003, the Company made a $25.0 million capital contribution to National Integrity.

                              Financial Statements

                               Separate Account II
                                       of

                        Integrity Life Insurance Company

                                DECEMBER 31, 2002
                       WITH REPORT OF INDEPENDENT AUDITORS

                               Separate Account II
                                       of
                        Integrity Life Insurance Company

                              Financial Statements

                                December 31, 2002

                                    CONTENTS

Report of Independent Auditors                                                 1

Audited Financial Statements

Statement of Assets and Liabilities                                            2
Statement of Operations                                                       22
Statements of Changes in Net Assets                                           36
Notes to Financial Statements                                                 63

                         Report of Independent Auditors

Contract Holders

     Separate Account II of Integrity Life Insurance Company
Board of Directors
     Integrity Life Insurance Company

We have audited the accompanying statement of assets and liabilities of Separate Account II of Integrity Life Insurance Company, comprising the separate account divisions described in Note 2, as of December 31, 2002, and the related statements of operations and changes in net assets for the periods indicated therein. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of mutual fund shares owned as of December 31, 2002, by correspondence with the transfer agents of the respective mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective divisions constituting Separate Account II of Integrity Life Insurance Company at December 31, 2002, the results of their operations and the changes in their net assets for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

Cincinnati, Ohio                                           /s/ Ernst & Young LLP
April 11, 2003

             Separate Account II of Integrity Life Insurance Company

                      Statement of Assests and Liabilities

                               December 31, 2002

                                                                                     AFFILIATED
                                                       ------------------------------------------------------------------
                                                                        GABELLI LARGE    GABELLI LARGE    HARRIS BRETALL
                                                                           CAP VALUE       CAP VALUE     SULLIVAN & SMITH
                                                                        (PINNACLE(TM)) (PINNACLE IV(TM))  (PINNACLE(TM))
                                                         TOTAL             DIVISION        DIVISION          DIVISION
                                                       ------------------------------------------------------------------
ASSETS
Investments, at value
    (aggregate cost of $360,618,681)                   $  293,517,878   $    4,978,563   $       445,403   $   10,713,449

LIABILITIES
Payable to (receivable from) the general
    account of Integrity                                       13,429            2,182              (197)           2,933
                                                       ------------------------------------------------------------------

NET ASSETS                                             $  293,504,449   $    4,976,381   $       445,600   $   10,710,516
                                                       ==================================================================

Unit value                                                              $        10.01   $          6.02   $        13.17
                                                                        =================================================

Units outstanding                                                              497,141            74,020          813,251
                                                                        =================================================

SEE ACCOMPANYING NOTES.

                                                                          AFFILIATED
                                                    ----------------------------------------------------
                                                      HARRIS BRETALL   THIRD AVENUE     THIRD AVENUE
                                                     SULLIVAN & SMITH      VALUE           VALUE
                                                    (PINNACLE IV(TM))  (PINNACLE(TM)) (PINNACLE IV(TM))
                                                         DIVISION         DIVISION        DIVISION
                                                    ----------------------------------------------------
ASSETS
Investments, at value
    (aggregate cost of $360,618,681)                   $      133,738   $   18,823,843   $    2,513,297

LIABILITIES
Payable to (receivable from) the general
    account of Integrity                                          (24)           2,179            (1,151)
                                                    ----------------------------------------------------

NET ASSETS                                             $      133,762   $   18,821,664   $    2,514,448
                                                    ====================================================

Unit value                                             $         6.30   $        24.11   $         8.08
                                                    ====================================================

Units outstanding                                              21,232          780,658           311,194
                                                    ====================================================

SEE ACCOMPANYING NOTES.

                                                                         AFFILIATED
                                                   -------------------------------------------------------
                                                    BARON SMALL        BARON SMALL         TOUCHSTONE
                                                     CAP VALUE          CAP VALUE           BALANCED
                                                   (PINNACLE(TM))   (PINNACLE IV(TM))    (PINNACLE IV(TM))
                                                     DIVISION           DIVISION             DIVISION
                                                   -------------------------------------------------------
ASSETS
Investments, at value
    (aggregate cost of $360,618,681)               $    3,594,491      $      616,140      $        12,304

LIABILITIES
Payable to (receivable from) the general
    account of Integrity                                     (276)                219                   (4)
                                                   -------------------------------------------------------

NET ASSETS                                         $    3,594,767      $      615,921      $        12,308
                                                   =======================================================

Unit value                                         $        15.23      $         8.47      $          9.24
                                                   =======================================================

Units outstanding                                         236,032              72,718                1,332
                                                   =======================================================

                                                                         AFFILIATED
                                                   -------------------------------------------------------
                                                    TOUCHSTONE       TOUCHSTONE             TOUCHSTONE
                                                     BALANCED           BOND                   BOND
                                                   (PINNACLE(TM)) (PINNACLE IV(TM))       (PINNACLE(TM))
                                                     DIVISION         DIVISION               DIVISION
                                                   -------------------------------------------------------
ASSETS
Investments, at value
    (aggregate cost of $360,618,681)               $      570,374      $       69,866      $     1,936,616

LIABILITIES
Payable to (receivable from) the general
    account of Integrity                                      118                 (11)                (811)
                                                   -------------------------------------------------------

NET ASSETS                                         $      570,256      $       69,877      $     1,937,427
                                                   =======================================================

Unit value                                         $         9.24      $        10.47      $         10.48
                                                   =======================================================

Units outstanding                                          61,716               6,674              184,869
                                                   =======================================================

SEE ACCOMPANYING NOTES.

                                                                 AFFILIATED
                                           -----------------------------------------------------
                                              TOUCHSTONE        TOUCHSTONE       TOUCHSTONE
                                           EMERGING GROWTH   EMERGING GROWTH     ENHANCED 30
                                           PINNACLE IV(TM))   (PINNACLE(TM))   (PINNACLE(TM))
                                               DIVISION          DIVISION         DIVISION
                                           -----------------------------------------------------
ASSETS
Investments, at value
    (aggregate cost of $360,618,681)          $       5,801   $      303,638   $       25,345

LIABILITIES
Payable to (receivable from) the general
    account of Integrity                                  2              167               (5)
                                           -----------------------------------------------------

NET ASSETS                                    $       5,799   $      303,471   $       25,350
                                           =====================================================

Unit value                                    $        7.67   $         7.67   $         8.18
                                           =====================================================

Units outstanding                                       756           39,566            3,099
                                           =====================================================

                                                                   AFFILIATED
                                           ----------------------------------------------------------
                                            TOUCHSTONE GROWTH &     TOUCHSTONE        TOUCHSTONE
                                                 INCOME            GROWTH/VALUE      GROWTH/VALUE
                                              (PINNACLE(TM))       (PINNACLE(TM))   (PINNACLE IV(TM))
                                                DIVISION             DIVISION          DIVISION
                                           ----------------------------------------------------------
ASSETS
Investments, at value
    (aggregate cost of $360,618,681)             $      198,576   $        87,047      $        4,619

LIABILITIES
Payable to (receivable from) the general
    account of Integrity                                    (11)                4                  (6)
                                           ----------------------------------------------------------

NET ASSETS                                       $      198,587   $        87,043      $        4,625
                                           ==========================================================

Unit value                                       $         8.26   $          7.96      $         7.96
                                           ==========================================================

Units outstanding                                        24,042            10,935                 581
                                           ==========================================================

SEE ACCOMPANYING NOTES.

                                                                               AFFILIATED
                                           -------------------------------------------------------------------------------------
                                            TOUCHSTONE HIGH                                TOUCHSTONE         TOUCHSTONE LARGE
                                                YIELD         TOUCHSTONE HIGH YIELD   INTERNATIONAL EQUITY       CAP GROWTH
                                           (PINNACLE IV(TM))       PINNACLE(TM))        (PINNACLE IV(TM))      (PINNACLE(TM))
                                               DIVISION              DIVISION               DIVISION              DIVISION
                                           -------------------------------------------------------------------------------------
ASSETS
Investments, at value
    (aggregate cost of $360,618,681)            $  1,298,895          $   7,050,850              $      373         $    32,476

LIABILITIES
Payable to (receivable from) the general
    account of Integrity                                (187)                (3,675)                      1                   15
                                           -------------------------------------------------------------------------------------

NET ASSETS                                      $  1,299,082          $   7,054,525              $      372         $     32,461
                                           =====================================================================================

Unit value                                      $       9.74          $        9.75              $     7.75         $       7.79
                                           =====================================================================================

Units outstanding                                    133,376                723,541                      48                4,167
                                           =====================================================================================

SEE ACCOMPANYING NOTES.

                                                                   AFFILIATED
                                            ---------------------------------------------------------
                                            TOUCHSTONE MONEY  TOUCHSTONE MONEY   TOUCHSTONE SMALL CAP
                                                 MARKET            MARKET               VALUE
                                            (PINNACLE IV(TM))  (PINNACLE(TM))     (PINNACLE IV(TM))
                                                DIVISION          DIVISION             DIVISION
                                            ---------------------------------------------------------
ASSETS
Investments, at value
    (aggregate cost of $360,618,681)            $     738,956    $   2,077,944            $    46,483

LIABILITIES
Payable to (receivable from) the general
    account of Integrity                                 (154)             894                      5
                                            ---------------------------------------------------------

NET ASSETS                                      $     739,110    $   2,077,050            $    46,478
                                            =========================================================

Unit value                                      $       10.00    $       10.00            $      7.99
                                            =========================================================

Units outstanding                                      73,911          207,705                  5,817
                                            =========================================================

                                                                       AFFILIATED
                                            ----------------------------------------------------------
                                            TOUCHSTONE SMALL CAP
                                                  VALUE           TOUCHSTONE VALUE PLUS    JPM BOND
                                              (PINNACLE(TM))         (PINNACLE(TM))     (PINNACLE(TM))
                                                 DIVISION               DIVISION           DIVISION
                                            ----------------------------------------------------------
ASSETS
Investments, at value
    (aggregate cost of $360,618,681)            $      43,664            $       48,416  $  28,401,822

LIABILITIES
Payable to (receivable from) the general
    account of Integrity                                  (24)                       17          3,167
                                            ----------------------------------------------------------

NET ASSETS                                      $      43,688            $       48,399  $  28,398,655
                                            ==========================================================

Unit value                                      $        8.00            $         7.80  $       13.08
                                            ==========================================================

Units outstanding                                       5,461                     6,205      2,171,151
                                            ==========================================================

SEE ACCOMPANYING NOTES.

                                               AFFILIATED                              NON-AFFILIATED
                                           -----------------------------------------------------------------------------------------
                                                                   JPM              JPM                                VAN KAMPEN
                                                              INTERNATIONAL     INTERNATIONAL      JPM MID CAP      EMERGING MARKETS
                                               JPM BOND       OPPORTUNITIES     OPPORTUNITIES         VALUE               DEBT
                                           (PINNACLE IV(TM))  (PINNACLE(TM))  (PINNACLE IV(TM))  (PINNACLE IV(TM))   (PINNACLE(TM))
                                                DIVISION        DIVISION          DIVISION           DIVISION           DIVISION
                                           -----------------------------------------------------------------------------------------
ASSETS
Investments, at value
    (aggregate cost of $360,618,681)            $  4,040,645    $  1,641,496        $    58,984      $     84,850    $    2,156,294

LIABILITIES
Payable to (receivable from) the general
    account of Integrity                              (1,142)           (359)                10               (20)              105
                                           -----------------------------------------------------------------------------------------

NET ASSETS                                      $  4,041,787    $  1,641,855        $    58,974      $     84,870    $    2,156,189
                                           =========================================================================================

Unit value                                      $      10.95    $       6.90        $      7.86      $       9.20    $        10.70
                                           =========================================================================================

Units outstanding                                    369,113         237,950              7,503             9,225           201,513
                                           =========================================================================================

SEE ACCOMPANYING NOTES.

                                                                           NON-AFFILIATED
                                            -------------------------------------------------------------------------------
                                                VAN KAMPEN                                                VAN KAMPEN
                                             EMERGING MARKETS   VAN KAMPEN U.S.    VAN KAMPEN U.S.        BANDWIDTH &
                                                   DEBT           REAL ESTATE        REAL ESTATE      TELECOMMUNICATIONS
                                            (PINNACLE IV(TM))    (PINNACLE(TM))   (PINNACLE IV(TM))     (PINNACLE(TM))
                                                 DIVISION           DIVISION          DIVISION             DIVISION
                                            -----------------   ---------------   -----------------   ------------------
ASSETS
Investments, at value
    (aggregate cost of $360,618,681)        $          99,960   $     4,420,306   $         605,769   $           19,954

LIABILITIES
Payable to (receivable from) the general
    account of Integrity                                  (29)            1,615                (241)                 (32)
                                            -----------------   ---------------   -----------------   ------------------

NET ASSETS                                  $          99,989   $     4,418,691   $         606,010   $           19,986
                                            =================   ===============   =================   ==================

Unit value                                  $           11.40   $         11.73   $           10.00   $             1.96
                                            =================   ===============   =================   ==================

Units outstanding                                       8,771           376,700              60,601               10,197
                                            =================   ===============   =================   ==================

                                                NON-AFFILIATED
                                            ----------------------
                                             VAN KAMPEN BANDWIDTH
                                            & TELECOMMUNICATIONS
                                              (PINNACLE IV(TM))
                                                 DIVISION
                                            ---------------------
ASSETS
Investments, at value
    (aggregate cost of $360,618,681)        $              43,745

LIABILITIES
Payable to (receivable from) the general
    account of Integrity                                      (66)
                                            ---------------------

NET ASSETS                                  $              43,811
                                            =====================

Unit value                                  $                2.08
                                            =====================

Units outstanding                                          21,063
                                            =====================

SEE ACCOMPANYING NOTES.

                                                                            NON-AFFILIATED
                                            -----------------------------------------------------------------------------
                                               VAN KAMPEN          VAN KAMPEN
                                             BIOTECHNOLOGY &     BIOTECHNOLOGY &       VAN KAMPEN         VAN KAMPEN MS
                                              PHARMACEUTICAL      PHARMACEUTICAL        INTERNET       HIGH-TECH 35 INDEX
                                              (PINNACLE(TM))    (PINNACLE IV(TM))   (PINNACLE IV(TM))    (PINNACLE(TM))
                                                DIVISION            DIVISION            DIVISION            DIVISION
                                            -----------------------------------------------------------------------------
ASSETS
Investments, at value
    (aggregate cost of $360,618,681)        $         284,730   $         167,414     $        6,886     $       47,563

LIABILITIES
Payable to (receivable from) the general
   account of Integrity                                  (141)                (65)                (8)               (32)
                                            -----------------   -----------------     --------------     --------------

NET ASSETS                                  $         284,871   $         167,479     $        6,894     $       47,595
                                            =================   =================     ==============     ==============

Unit value                                  $            6.45   $            6.44     $         2.19     $         5.45
                                            =================   =================     ==============     ==============

Units outstanding                                      44,166              26,006             28,006              8,733
                                            =================   =================     ==============     ==============

                                                        NON-AFFILIATED
                                            ---------------------------------------
                                               VAN KAMPEN MS     VAN KAMPEN MS U.S.
                                            HIGH-TECH 35 INDEX     MULTINATIONAL
                                             (PINNACLE IV(TM))     (PINNACLE(TM))
                                                  DIVISION            DIVISION
                                            ---------------------------------------
ASSETS
Investments, at value
    (aggregate cost of $360,618,681)         $           2,919   $            8,483

LIABILITIES
Payable to (receivable from) the general
   account of Integrity                                     (2)                  (3)
                                             -----------------   ------------------

NET ASSETS                                   $           2,921   $            8,486
                                             =================   ==================

Unit value                                   $            5.44   $             5.62
                                             =================   ==================

Units outstanding                                          537                1,510
                                             =================   ==================

SEE ACCOMPANYING NOTES.

                                              NON-AFFILIATED          INITIAL CLASS NON-AFFILIATED
                                            ------------------   -------------------------------------
                                            VAN KAMPEN MS U.S.
                                              MULTINATIONAL      VIP EQUITY-INCOME   VIP II CONTRAFUND
                                            (PINNACLE IV(TM))      (PINNACLE(TM))      (PINNACLE(TM))
                                                DIVISION              DIVISION            DIVISION
                                            ------------------   -------------------------------------
ASSETS
Investments, at value
    (aggregate cost of $360,618,681)        $            3,715   $      13,584,377   $      15,540,699

LIABILITIES
Payable to (receivable from) the general
   account of Integrity                                      1                (727)              4,907
                                            ------------------   -----------------   -----------------

NET ASSETS                                  $            3,714   $      13,585,104   $      15,535,792
                                            ==================   =================   =================

Unit value                                  $             5.61   $            9.55   $           10.90
                                            ==================   =================   =================

Units outstanding                                          662           1,422,524           1,425,302
                                            ==================   =================   =================

                                              INITIAL CLASS NON-AFFILIATED
                                            ---------------------------------
                                            VIP III GROWTH &   VIP III GROWTH
                                                 INCOME          OPPORTUNITY
                                             (PINNACLE(TM))    (PINNACLE(TM))
                                                DIVISION          DIVISION
                                            ---------------------------------
ASSETS
Investments, at value
    (aggregate cost of $360,618,681)        $      9,459,900   $    3,266,209

LIABILITIES
Payable to (receivable from) the general
   account of Integrity                                  751            1,068
                                            ----------------   --------------

NET ASSETS                                  $      9,459,149   $    3,265,141
                                            ================   ==============

Unit value                                  $           9.93   $         6.91
                                            ================   ==============

Units outstanding                                    952,583          472,524
                                            ================   ==============

SEE ACCOMPANYING NOTES.

                                                                           INSTITUTIONAL SHARES NON-AFFILIATED
                                            --------------------------------------------------------------------------------------
                                                                   JANUS ASPEN CAPITAL   JANUS ASPEN MONEY   JANUS ASPEN WORLDWIDE
                                            JANUS ASPEN BALANCED      APPRECIATION             MARKET               GROWTH
                                               (PINNACLE(TM))        (PINNACLE(TM))       (PINNACLE(TM))         (PINNACLE(TM))
                                                  DIVISION              DIVISION             DIVISION               DIVISION
                                            --------------------------------------------------------------------------------------
ASSETS
Investments, at value
    (aggregate cost of $360,618,681)        $         29,967,154   $        14,794,770   $      19,948,325   $          15,615,536

LIABILITIES
Payable to (receivable from) the general
   account of Integrity                                   (7,039)                3,272              (4,757)                    824
                                            --------------------   -------------------   -----------------   ---------------------

NET ASSETS                                  $         29,974,193   $        14,791,498   $      19,953,082   $          15,614,712
                                            ====================   ===================   =================   =====================

Unit value                                  $              13.80   $             12.62   $           11.73   $                9.14
                                            ====================   ===================   =================   =====================

Units outstanding                                      2,172,043             1,172,068           1,701,030               1,708,393
                                            ====================   ===================   =================   =====================

                                             SERVICE CLASS
                                            NON-AFFILIATED
                                            --------------
                                              VIP GROWTH
                                            (PINNACLE(TM))
                                               DIVISION
                                            --------------
ASSETS
Investments, at value
    (aggregate cost of $360,618,681)        $    2,899,438

LIABILITIES
Payable to (receivable from) the general
   account of Integrity                                630
                                            --------------

NET ASSETS                                  $    2,898,808
                                            ==============

Unit value                                  $         6.19
                                            ==============

Units outstanding                                  468,305
                                            ==============

SEE ACCOMPANYING NOTES.

                                                                     SERVICE CLASS NON-AFFILIATED
                                         -----------------------------------------------------------------------------
                                                               MFS EMERGING      MFS EMERGING
                                            VIP III MID CAP       GROWTH           GROWTH          MFS INVESTORS TRUST
                                             (PINNACLE(TM))   (PINNACLE(TM))   (PINNACLE IV(TM))      (PINNACLE(TM))
                                                DIVISION         DIVISION          DIVISION              DIVISION
                                         -----------------------------------------------------------------------------
ASSETS
Investments, at value
    (aggregate cost of $360,618,681)        $     8,410,800   $      914,012   $         213,757   $           883,558

LIABILITIES
Payable to (receivable from) the general
   account of Integrity                               3,033             (294)                 71                   626
                                            ---------------   --------------   -----------------   -------------------

NET ASSETS                                  $     8,407,767   $      914,306   $         213,686   $           882,932
                                            ===============   ==============   =================   ===================

Unit value                                  $         14.46   $         3.42   $            6.01   $              6.52
                                            ===============   ==============   =================   ===================

Units outstanding                                   581,450          267,341              35,555               135,419
                                            ===============   ==============   =================   ===================

                                                   SERVICE CLASS NON-AFFILIATED
                                            ----------------------------------------
                                            MFS INVESTORS TRUST   MFS MID CAP GROWTH
                                             (PINNACLE IV(TM))      (PINNACLE(TM))
                                                 DIVISION              DIVISION
                                            ----------------------------------------
ASSETS
Investments, at value
    (aggregate cost of $360,618,681)        $           238,789   $        2,289,294

LIABILITIES
Payable to (receivable from) the general
   account of Integrity                                      85               (1,394)
                                            -------------------   ------------------

NET ASSETS                                  $           238,704   $        2,290,688
                                            ===================   ==================

Unit value                                  $              7.39   $             4.37
                                            ===================   ==================

Units outstanding                                        32,301              524,185
                                            ===================   ==================

SEE ACCOMPANYING NOTES.

                                                              SERVICE CLASS NON-AFFILIATED
                                            -----------------------------------------------------------
                                            MFS MID CAP GROWTH    MFS NEW DISCOVERY   MFS NEW DISCOVERY
                                             (PINNACLE IV(TM))      (PINNACLE(TM))    (PINNACLE IV(TM))
                                                 DIVISION             DIVISION            DIVISION
                                            -----------------------------------------------------------
ASSETS
Investments, at value
    (aggregate cost of $360,618,681)        $          382,405    $       2,289,711   $         452,209

LIABILITIES
Payable to (receivable from) the general
   account of Integrity                                   (165)                 218                  73
                                            ------------------    -----------------   -----------------

NET ASSETS                                  $          382,570    $       2,289,493   $         452,136
                                            ==================    =================   =================

Unit value                                  $             5.08    $            5.83   $            6.76
                                            ==================    =================   =================

Units outstanding                                       75,309              392,709              66,884
                                            ==================    =================   =================

                                               SERVICE CLASS NON-AFFILIATED
                                            ----------------------------------
                                              MFS CAPITAL       MFS CAPITAL
                                             OPPORTUNITIES    OPPORTUNITIES
                                            (PINNACLE(TM))   (PINNACLE IV(TM))
                                               DIVISION          DIVISION
                                            ----------------------------------
ASSETS
Investments, at value
    (aggregate cost of $360,618,681)        $    1,705,564   $         211,558

LIABILITIES
Payable to (receivable from) the general
   account of Integrity                                433                 (34)
                                            --------------   -----------------

NET ASSETS                                  $    1,705,131   $         211,592
                                            ==============   =================

Unit value                                  $         4.55   $            6.24
                                            ==============   =================

Units outstanding                                  374,754              33,909
                                            ==============   =================

SEE ACCOMPANYING NOTES.

                                                                SERVICE CLASS NON-AFFILIATED
                                            -------------------------------------------------------------
                                            MFS INVESTORS GROWTH
                                                    STOCK             MFS RESEARCH       MFS TOTAL RETURN
                                              (PINNACLE IV(TM))    (PINNACLE IV(TM))    (PINNACLE IV(TM))
                                                  DIVISION             DIVISION              DIVISION
                                            -------------------------------------------------------------
ASSETS
Investments, at value
    (aggregate cost of $360,618,681)        $             75,795   $          39,633    $       2,429,898

LIABILITIES
Payable to (receivable from) the general
   account of Integrity                                       47                 (19)                (131)
                                            --------------------   -----------------    -----------------

NET ASSETS                                  $             75,748   $          39,652    $       2,430,029
                                            ====================   =================    =================

Unit value                                  $               6.72   $            6.92    $            9.27
                                            ====================   =================    =================

Units outstanding                                         11,272               5,730              262,139
                                            ====================   =================    =================

                                                 SERVICE CLASS 2 NON-AFFILIATED
                                            ----------------------------------------
                                                                 VIP DYNAMIC CAPITAL
                                              VIP CONTRAFUND        APPRECIATION
                                            (PINNACLE IV(TM))    (PINNACLE IV(TM))
                                                 DIVISION             DIVISION
                                            ----------------------------------------
ASSETS
Investments, at value
    (aggregate cost of $360,618,681)        $       1,570,787    $            26,675

LIABILITIES
Payable to (receivable from) the general
   account of Integrity                                  (537)                    (6)
                                            -----------------    -------------------

NET ASSETS                                  $       1,571,324    $            26,681
                                            =================    ===================

Unit value                                  $            8.65    $              8.59
                                            =================    ===================

Units outstanding                                     181,656                  3,106
                                            =================    ===================

SEE ACCOMPANYING NOTES.

                                                             SERVICE CLASS 2 NON-AFFILIATED
                                           ------------------------------------------------------------
                                           VIP EQUITY-INCOME    VIP GROWTH & INCOME      VIP GROWTH
                                           (PINNACLE IV(TM))     (PINNACLE IV(TM))    (PINNACLE IV(TM))
                                                DIVISION              DIVISION            DIVISION
                                           ------------------------------------------------------------
ASSETS
Investments, at value
    (aggregate cost of $360,618,681)       $       2,732,615    $           923,668   $         784,106

LIABILITIES
Payable to (receivable from) the general
   account of Integrity                                 (124)                   369                (136)
                                           -----------------    -------------------   -----------------

NET ASSETS                                 $       2,732,739    $           923,299   $         784,242
                                           =================    ===================   =================

Unit value                                 $            7.87    $              8.11   $            6.47
                                           =================    ===================   =================

Units outstanding                                    347,235                113,847             121,212
                                           =================    ===================   =================

                                               SERVICE CLASS 2 NON-AFFILIATED
                                           -------------------------------------
                                               VIP GROWTH
                                             OPPORTUNITIES        VIP MID CAP
                                           (PINNACLE IV(TM))   (PINNACLE IV(TM))
                                               DIVISION            DIVISION
                                           -------------------------------------
ASSETS
Investments, at value
    (aggregate cost of $360,618,681)       $          76,801   $       1,898,382

LIABILITIES
Payable to (receivable from) the general
   account of Integrity                                   36                 875
                                           -----------------   -----------------

NET ASSETS                                 $          76,765   $       1,897,507
                                           =================   =================

Unit value                                 $            7.36   $            9.07
                                           =================   =================

Units outstanding                                     10,430             209,207
                                           =================   =================

SEE ACCOMPANYING NOTES.

                                             SERVICE CLASS 2
                                              NON-AFFILIATED              SERVICE SHARES NON-AFFILIATED
                                            --------------------------------------------------------------------
                                                                JANUS ASPEN AGGRESSIVE    JANUS ASPEN AGGRESSIVE
                                             VIP MONEY MARKET           GROWTH                    GROWTH
                                            (PINNACLE IV(TM))        (PINNACLE(TM))          (PINNACLE IV(TM))
                                                 DIVISION              DIVISION                  DIVISION
                                            --------------------------------------------------------------------
ASSETS
Investments, at value
    (aggregate cost of $360,618,681)        $       3,576,144   $              678,376    $               42,421

LIABILITIES
Payable to (receivable from) the general
   account of Integrity                                   786                     (440)                       13
                                            -----------------   ----------------------    ----------------------

NET ASSETS                                  $       3,575,358   $              678,816    $               42,408
                                            =================   ======================    ======================

Unit value                                  $           10.05   $                 2.85    $                 6.20
                                            =================   ======================    ======================

Units outstanding                                     355,757                  238,181                     6,840
                                            =================   ======================    ======================

                                                 SERVICE SHARES NON-AFFILIATED
                                            -------------------------------------------
                                                                    JANUS ASPEN CAPITAL
                                            JANUS ASPEN BALANCED       APPRECIATION
                                              (PINNACLE IV(TM))      (PINNACLE IV(TM))
                                                  DIVISION               DIVISION
                                            -------------------------------------------
ASSETS
Investments, at value
    (aggregate cost of $360,618,681)        $          1,488,178    $           332,092

LIABILITIES
Payable to (receivable from) the general
   account of Integrity                                     (482)                   (73)
                                            --------------------    -------------------

NET ASSETS                                  $          1,488,660    $           332,165
                                            ====================    ===================

Unit value                                  $               9.10    $              7.84
                                            ====================    ===================

Units outstanding                                        163,589                 42,368
                                            ====================    ===================

SEE ACCOMPANYING NOTES.

                                                                   SERVICE SHARES NON-AFFILIATED
                                            ------------------------------------------------------------------
                                            JANUS ASPEN CORE EQUITY   JANUS ASPEN GROWTH    JANUS ASPEN GROWTH
                                               (PINNACLE IV(TM))        (PINNACLE(TM))       (PINNACLE IV(TM))
                                                  DIVISION                 DIVISION              DIVISION
                                            ------------------------------------------------------------------
ASSETS
Investments, at value
    (aggregate cost of $360,618,681)        $                42,513   $          750,242    $          230,348

LIABILITIES
Payable to (receivable from) the general
   account of Integrity                                          13                 (134)                  120
                                            -----------------------   ------------------    ------------------

NET ASSETS                                  $                42,500   $          750,376    $          230,228
                                            =======================   ==================    ==================

Unit value                                  $                  7.74   $             4.62    $             6.54
                                            =======================   ==================    ==================

Units outstanding                                             5,491              162,419                35,203
                                            =======================   ==================    ==================

                                                    SERVICE SHARES NON-AFFILIATED
                                            --------------------------------------------
                                                JANUS ASPEN        JANUS ASPEN STRATEGIC
                                            INTERNATIONAL GROWTH           VALUE
                                              (PINNACLE IV(TM))        (PINNACLE(TM))
                                                  DIVISION                DIVISION
                                            --------------------------------------------
ASSETS
Investments, at value
    (aggregate cost of $360,618,681)        $             20,721   $             974,683

LIABILITIES
Payable to (receivable from) the general
   account of Integrity                                       11                      23
                                            --------------------   ---------------------

NET ASSETS                                  $             20,710   $             974,660
                                            ====================   =====================

Unit value                                  $               7.03   $                6.55
                                            ====================   =====================

Units outstanding                                          2,946                 148,803
                                            ====================   =====================

SEE ACCOMPANYING NOTES.

                                                       SERVICE SHARES NON-AFFILIATED
                                            ----------------------------------------------
                                            JANUS ASPEN STRATEGIC    JANUS ASPEN WORLDWIDE
                                                    VALUE                   GROWTH
                                              (PINNACLE IV(TM))        (PINNACLE IV(TM))
                                                  DIVISION                 DIVISION
                                            ----------------------------------------------
ASSETS
Investments, at value
    (aggregate cost of $360,618,681)        $             203,306    $             384,947

LIABILITIES
Payable to (receivable from) the general
   account of Integrity                                       (33)                     159
                                            ---------------------    ---------------------

NET ASSETS                                  $             203,339    $             384,788
                                            =====================    =====================

Unit value                                  $                7.15    $                6.94
                                            =====================    =====================

Units outstanding                                          28,439                   55,445
                                            =====================    =====================

                                                               CLASS 1B SHARES NON-AFFILIATED
                                            -------------------------------------------------------------------
                                            PUTNAM VT GROWTH &    PUTNAM VT GROWTH &    PUTNAM VT INTERNATIONAL
                                                 INCOME                INCOME                   GROWTH
                                              (PINNACLE(TM))       (PINNACLE IV(TM))         (PINNACLE(TM))
                                                DIVISION              DIVISION                 DIVISION
                                            -------------------------------------------------------------------
ASSETS
Investments, at value
    (aggregate cost of $360,618,681)        $          485,032    $          508,016    $             1,365,248

LIABILITIES
Payable to (receivable from) the general
   account of Integrity                                    (99)                 (195)                       144
                                            ------------------    ------------------    -----------------------

NET ASSETS                                  $          485,131    $          508,211    $             1,365,104
                                            ==================    ==================    =======================

Unit value                                  $             7.60    $             7.61    $                  7.79
                                            ==================    ==================    =======================

Units outstanding                                       63,833                66,782                    175,238
                                            ==================    ==================    =======================

SEE ACCOMPANYING NOTES.

                                           -----------------------------------------------------------------------------------------
                                                                      CLASS 1B SHARES NON-AFFILIATED
                                           -----------------------------------------------------------------------------------------
                                              PUTNAM VT         PUTNAM VT        PUTNAM VT
                                            INTERNATIONAL       SMALL CAP        SMALL CAP          PUTNAM VT         PUTNAM VT
                                                GROWTH           VALUE             VALUE            VOYAGER II        VOYAGER II
                                           (PINNACLE IV(TM))  (PINNACLE(TM))  (PINNACLE IV(TM))   (PINNACLE(TM))   (PINNACLE IV(TM))
                                               DIVISION         DIVISION          DIVISION          DIVISION            DIVISION
                                           -----------------------------------------------------------------------------------------
ASSETS
Investments, at value
    (aggregate cost of $360,618,681)       $       455,836   $     2,046,332   $     1,244,654   $       196,266    $       189,762

LIABILITIES
Payable to (receivable from) the general
   account of Integrity                                159               354               691               (56)              (131)
                                           -----------------------------------------------------------------------------------------

NET ASSETS                                 $       455,677   $     2,045,978   $     1,243,963   $       196,322    $       189,893
                                           ========================================================================================

Unit value                                 $          7.85   $          8.23   $          8.19   $          6.22    $          6.27
                                           ========================================================================================

Units outstanding                                   58,048           248,600           151,888            31,563             30,286
                                           ========================================================================================

SEE ACCOMPANYING NOTES.

                                                                      CLASS A SHARES NON-AFFILIATED
                                           -----------------------------------------------------------------------------------------
                                            SCUDDER EAFE       SCUDDER EAFE     SCUDDER EQUITY    SCUDDER EQUITY     SCUDDER SMALL
                                            EQUITY INDEX       EQUITY INDEX       500 INDEX         500 INDEX          CAP INDEX
                                            (PINNACLE(TM))   (PINNACLE IV(TM))  (PINNACLE(TM))  (PINNACLE IV(TM))    (PINNACLE(TM))
                                               DIVISION          DIVISION          DIVISION         DIVISION            DIVISION
                                           -----------------------------------------------------------------------------------------
ASSETS
Investments, at value
    (aggregate cost of $360,618,681)       $     1,755,934   $       130,382   $    17,398,479   $     1,439,711    $     3,437,565

LIABILITIES
Payable to (receivable from) the general
   account of Integrity                                435                36             7,287              (929)            (1,323)
                                           -----------------------------------------------------------------------------------------

NET ASSETS                                 $     1,755,499   $       130,346   $    17,391,192   $     1,440,640    $     3,438,888
                                           ========================================================================================

Unit value                                 $          6.72   $          7.26   $          9.10   $          7.30    $          8.08
                                           ========================================================================================

Units outstanding                                  261,235            17,954         1,911,120           197,348            425,605
                                           ========================================================================================

SEE ACCOMPANYING NOTES.

                                                                               ---------------   ----------------------------------
                                                                               CLASS A SHARES
                                                                               NON-AFFILIATED       CLASS B SHARES NON-AFFILIATED
                                                                               ---------------   ----------------------------------
                                                                                SCUDDER SMALL    SCUDDER EQUITY     SCUDDER SMALL
                                                                                  CAP INDEX        500 INDEX          CAP INDEX
                                                                              (PINNACLE IV(TM)) (PINNACLE IV(TM)   (PINNACLE IV(TM))
                                                                                  DIVISION          DIVISION           DIVISION
                                                                               ---------------   ----------------------------------
ASSETS
Investments, at value
    (aggregate cost of $360,618,681)                                           $       175,424   $     1,856,969    $        15,170

LIABILITIES
Payable to (receivable from) the general
   account of Integrity                                                                    (61)              238                  3
                                                                               ---------------   ----------------------------------

NET ASSETS                                                                     $       175,485   $     1,856,731    $        15,167
                                                                               ===============   ==================================

Unit value                                                                     $          7.87   $          8.35    $          7.61
                                                                               ===============   ==================================

Units outstanding                                                                       22,298           222,363              1,993
                                                                               ===============   ==================================

SEE ACCOMPANYING NOTES.

            Separate Account II of Integrity Life Insurance Company

                         Statement of Operations

                     Periods Ended December 31, 2002

                                                                      GABELLI LARGE       GABELLI LARGE       HARRIS BRETALL
                                                                        CAP VALUE           CAP VALUE        SULLIVAN & SMITH
                                                                      (PINNACLE(TM))     (PINNACLE IV(TM))    (PINNACLE(TM))
                                                   TOTAL                DIVISION             DIVISION            DIVISION
                                               ------------------------------------------------------------------------------
INVESTMENT INCOME
   Reinvested dividends                        $       5,137,312   $            3,398   $              238   $              -

EXPENSES
   Mortality and expense risk and
      administrative charges                           4,515,022               86,977                4,799            197,275
   Death benefit rider fee                                 1,093                    -                    -                  -
   EEB rider fee                                             487                    -                    -                  -
                                               ------------------------------------------------------------------------------
   Total Expenses                                      4,516,602               86,977                4,799            197,275
                                               ------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                             620,710              (83,579)              (4,561)          (197,275)

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
   Net realized gain (loss) on sales
      of investments                                 (48,352,926)          (1,779,982)             (53,344)        (6,363,752)
   Net unrealized appreciation
      (depreciation) of investments:
   Beginning of period                               (56,462,369)          (2,306,723)               5,801        (16,183,863)
   End of period                                     (67,100,803)          (3,154,890)             (61,184)       (15,366,220)
                                               ------------------------------------------------------------------------------
   Change in net unrealized appreciation
      (depreciation) during the period               (10,638,434)            (848,167)             (66,985)           817,643
                                               ------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS                                (58,991,360)          (2,628,149)            (120,329)        (5,546,109)
                                               ------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                      $     (58,370,650)  $       (2,711,728)  $         (124,890)  $     (5,743,384)

                                               ==============================================================================

                                                 HARRIS BRETALL       THIRD AVENUE         THIRD AVENUE
                                                SULLIVAN & SMITH          VALUE               VALUE
                                               (PINNACLE IV(TM))      (PINNACLE(TM))     (PINNACLE IV(TM))
                                                   DIVISION             DIVISION             DIVISION
                                               -----------------------------------------------------------
INVESTMENT INCOME
   Reinvested dividends                        $              -   $          379,433   $           36,955

EXPENSES
   Mortality and expense risk and
      administrative charges                              2,015              327,022               26,033
   Death benefit rider fee                                    -                    -                  190
   EEB rider fee                                              -                    -                  125
                                               -----------------------------------------------------------
   Total Expenses                                         2,015              327,022               26,348
                                               -----------------------------------------------------------
NET INVESTMENT INCOME (LOSS)
                                                         (2,015)              52,411               10,607

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
   Net realized gain (loss) on sales
      of investments                                     (7,862)          (1,668,527)             (14,819)
   Net unrealized appreciation
      (depreciation) of investments:
   Beginning of period                                    2,990              429,987               30,358
   End of period                                        (43,090)          (2,733,190)            (414,620)
                                               -----------------------------------------------------------
   Change in net unrealized appreciation
      (depreciation) during the period                  (46,080)          (3,163,177)            (444,978)
                                               -----------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS                                   (53,942)          (4,831,704)            (459,797)
                                               -----------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                      $        (55,957)  $       (4,779,293)  $         (449,190)
                                               ===========================================================

SEE ACCOMPANYING NOTES.

                                                  BARON SMALL          BARON SMALL         TOUCHSTONE          TOUCHSTONE
                                                   CAP VALUE            CAP VALUE            BALANCED            BALANCED
                                                 (PINNACLE(TM))    (PINNACLE IV(TM))    (PINNACLE IV(TM))    (PINNACLE(TM))
                                                    DIVISION            DIVISION            DIVISION             DIVISION
                                                                                            - MAY 7*-
                                               -----------------------------------------------------------------------------
INVESTMENT INCOME
   Reinvested dividends                        $              -   $                -   $              262   $         12,139

EXPENSES
   Mortality and expense risk and
      administrative charges                             58,901                6,717                  684              1,437
   Death benefit rider fee                                    -                    6                    -                  -
   EEB rider fee                                              -                    2                    -                  -
                                               -----------------------------------------------------------------------------
   Total Expenses                                        58,901                6,725                  684              1,437
                                               -----------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                            (58,901)              (6,725)                (422)            10,702

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
   Net realized gain (loss) on sales
      of investments                                    (48,188)                 675               13,374             (2,158)
   Net unrealized appreciation
       (depreciation) of investments:
   Beginning of period                                  222,248               10,159                    -                  -
   End of period                                       (385,557)             (77,348)                 242             (3,978)
                                               -----------------------------------------------------------------------------
   Change in net unrealized appreciation
      (depreciation) during the period                 (607,805)             (87,507)                 242             (3,978)
                                               -----------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS                               (655,993)             (86,832)              13,616             (6,136)
                                               -----------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   $       (714,894)  $          (93,557)  $           13,194   $          4,566
                                               =============================================================================


                                                   TOUCHSTONE                              TOUCHSTONE         TOUCHSTONE
                                                      BOND            TOUCHSTONE            EMERGING           EMERGING
                                                (PINNACLE IV(TM))       BOND                 GROWTH             GROWTH
                                                     DIVISION        (PINNACLE(TM))     (PINNACLE IV(TM))   (PINNACLE(TM))
                                                    -MAY 7*-          DIVISION           DIVISION               DIVISION
                                               -------------------------------------------------------------------------------
INVESTMENT INCOME
   Reinvested dividends                        $           6,070   $        168,256     $             268   $           14,036

EXPENSES
   Mortality and expense risk and
      administrative charges                                 369              9,456                    37                  688
   Death benefit rider fee                                     3                  -                     -                    -
   EEB rider fee                                               3                  -                     -                    -
                                               -------------------------------------------------------------------------------
   Total Expenses                                            375              9,456                    37                  688
                                               -------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                               5,695            158,800                   231               13,348

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
   Net realized gain (loss) on sales
      of investments                                         532             14,096                    (3)               2,841
   Net unrealized appreciation
       (depreciation) of investments:
   Beginning of period                                         -                  -                     -                    -
   End of period                                          (4,201)          (121,347)                 (650)             (23,159)
                                               -------------------------------------------------------------------------------
   Change in net unrealized appreciation
      (depreciation) during the period                    (4,201)          (121,347)                 (650)             (23,159)
                                               -------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS                                  (3,669)          (107,251)                 (653)             (20,318)
                                               -------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   $           2,026   $         51,549   $              (422)  $           (6,970)
                                               ===============================================================================

SEE ACCOMPANYING NOTES
Note: Year ended unless otherwise noted


                                                                       TOUCHSTONE                              TOUCHSTONE
                                                   TOUCHSTONE           GROWTH &          TOUCHSTONE          GROWTH/VALUE
                                                   ENHANCED 30           INCOME          GROWTH/VALUE       (PINNACLE IV(TM))
                                                  (PINNACLE(TM))     (PINNACLE(TM))     (PINNACLE(TM))          DIVISION
                                                    DIVISION            DIVISION           DIVISION             -MAY 7*-
                                               ----------------------------------------------------------------------------
INVESTMENT INCOME

   Reinvested dividends                        $             351  $          10,065     $              -     $            -

EXPENSES
   Mortality and expense risk and
      administrative charges                                  46                621                 165                  20
   Death benefit rider fee                                     -                  -                   -                   -
   EEB rider fee                                               -                  -                   -                   -
                                               ----------------------------------------------------------------------------
   Total Expenses                                             46                621                 165                  20
                                               ----------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                 305              9,444                (165)                (20)

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
   Net realized gain (loss) on sales
      of investments                                           -             (9,602)                  4                  (1)
   Net unrealized appreciation
       (depreciation) of investments:
   Beginning of period                                         -                  -                   -                   -
   End of period                                          (1,064)           (10,859)             (1,088)                (24)
                                               ----------------------------------------------------------------------------
   Change in net unrealized appreciation
      (depreciation) during the period                    (1,064)           (10,859)             (1,088)                (24)
                                               ----------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS                                  (1,064)            (20,461)             (1,084)               (25)
                                               ----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   $            (759) $         (11,017)    $         (1,249)    $          (45)
                                               ============================================================================
                                                                                          TOUCHSTONE
                                                  TOUCHSTONE                             INTERNATIONAL        TOUCHSTONE
                                                  HIGH YIELD           TOUCHSTONE            EQUITY         INTERNATIONAL
                                               (PINNACLE IV(TM))       HIGH YIELD       (PINNACLE IV(TM))       EQUITY
                                                   DIVISION          (PINNACLE(TM))         DIVISION        (PINNACLE(TM))
                                                    -MAY 7*-            DIVISION            -MAY 7*-           DIVISION
                                               ----------------------------------------------------------------------------
INVESTMENT INCOME
   Reinvested dividends                        $          93,146  $         505,626     $               3    $            -

EXPENSES
   Mortality and expense risk and
      administrative charges                               7,090             50,943                     2               188
   Death benefit rider fee                                     4                  -                     -                 -
   EEB rider fee                                               3                  -                     -                 -
                                               ----------------------------------------------------------------------------
   Total Expenses                                          7,097             50,943                     2               188
                                               ----------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                              86,049            454,683                     1              (188)

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
   Net realized gain (loss) on sales
      of investments                                     (14,724)          (258,543)                  (83)           11,283
   Net unrealized appreciation
       (depreciation) of investments:
   Beginning of period                                         -                  -                     -                 -
   End of period                                         (16,352)            26,250                   (21)                -
                                               ----------------------------------------------------------------------------
   Change in net unrealized appreciation
      (depreciation) during the period                   (16,352)            26,250                   (21)                -
                                               ----------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS                                 (31,076)          (232,293)                 (104)           11,283
                                               ----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   $          54,973  $         222,390     $            (103) $         11,095
                                               ============================================================================

SEE ACCOMPANYING NOTES

* - 2002 inception date for division
Note: Year ended unless otherwise noted.

                                                                                                            TOUCHSTONE
                                              TOUCHSTONE                                                    SMALL CAP
                                               LARGE CAP           TOUCHSTONE           TOUCHSTONE            VALUE
                                                GROWTH            MONEY MARKET         MONEY MARKET      (PINNACLE IV(TM))
                                              (PINNACLE(TM))    (PINNACLE IV(TM))     (PINNACLE(TM))         DIVISION
                                               DIVISION             DIVISION            DIVISION             -MAY 7*-
                                            --------------------------------------------------------------------------------
INVESTMENT INCOME
   Reinvested dividends                     $                -  $            3,778  $            6,959  $                -

EXPENSES
   Mortality and expense risk and
      administrative charges                                81               4,030               6,931                  88
   Death benefit rider fee                                   -                   -                   -                   -
   EEB rider fee                                             -                   -                   -                   -
                                            --------------------------------------------------------------------------------
   Total Expenses                                           81               4,030               6,931                  88
                                            --------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                               (81)               (252)                 28                 (88)

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
   Net realized gain (loss) on sales
      of investments                                        (1)                  -                   -                (126)
   Net unrealized appreciation
       (depreciation) of investments:
   Beginning of period                                       -                   -                   -                   -
   End of period                                        (1,764)                  -                   -                (172)
                                            --------------------------------------------------------------------------------
   Change in net unrealized appreciation
      (depreciation) during the period                  (1,764)                  -                   -                (172)
                                            --------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS                                (1,765)                  -                   -                (298)
                                            --------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                $           (1,846) $             (252) $               28  $             (386)
                                            ================================================================================



                                                TOUCHSTONE
                                                 SMALL CAP          TOUCHSTONE
                                                   VALUE             VALUE PLUS          JPM BOND            JPM BOND
                                               (PINNACLE(TM))      (PINNACLE(TM))      (PINNACLE(TM))     (PINNACLE IV(TM))
                                                  DIVISION            DIVISION            DIVISION            DIVISION
                                            -------------------------------------------------------------------------------
INVESTMENT INCOME
   Reinvested dividends                     $                -  $              620  $          174,078  $           13,567

EXPENSES
   Mortality and expense risk and
      administrative charges                                170                 292             357,284              38,197
   Death benefit rider fee                                    -                   -                   -                  52
   EEB rider fee                                              -                   -                   -                  32
                                            -------------------------------------------------------------------------------
   Total Expenses                                           170                 292             357,284              38,281
                                            -------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                               (170)                328            (183,206)            (24,714)

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
   Net realized gain (loss) on sales
      of investments                                       (600)             (1,715)            358,893               2,223
   Net unrealized appreciation
       (depreciation) of investments:
   Beginning of period                                        -                   -            (314,625)            (31,293)
   End of period                                         (1,180)             (4,336)          1,391,381             185,414
                                            -------------------------------------------------------------------------------
   Change in net unrealized appreciation
      (depreciation) during the period                   (1,180)             (4,336)          1,706,006             216,707
                                            -------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS                                 (1,780)             (6,051)          2,064,899             218,930
                                            -------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                $           (1,950) $           (5,723) $        1,881,693  $          194,216
                                            ===============================================================================

SEE ACCOMPANYING NOTES.

* - 2002 inception date for division
Note: Year ended unless otherwise noted.


                                                    JPM                JPM               JPM MID CAP      MORGAN STANLEY
                                               INTERNATIONAL       INTERNATIONAL           VALUE            HIGH YIELD
                                               OPPORTUNITIES       OPPORTUNITIES      (PINNACLE IV(TM))   (PINNACLE(TM))
                                               (PINNACLE(TM))    (PINNACLE IV(TM))        DIVISION           DIVISION
                                                 DIVISION             DIVISION            -MAY 7*-          -APRIL 30**-
                                            ------------------------------------------------------------------------------
INVESTMENT INCOME
   Reinvested dividends                     $            9,716  $              184  $                -  $                -

EXPENSES
   Mortality and expense risk and
      administrative charges                            27,484                 828                 326              28,922
   Death benefit rider fee                                   -                   1                  24                   -
   EEB rider fee                                             -                   -                  12                   -
                                            ------------------------------------------------------------------------------
   Total Expenses                                       27,484                 829                 362              28,922
                                            ------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                           (17,768)               (645)               (362)            (28,922)

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
   Net realized gain (loss) on sales
      of investments                                  (249,486)            (10,965)               (117)         (1,057,269)
   Net unrealized appreciation
       (depreciation) of investments:
   Beginning of period                                  46,542                 387                   -            (976,085)
   End of period                                        17,170                (572)              2,255                   -
                                            ------------------------------------------------------------------------------
   Change in net unrealized appreciation
      (depreciation) during the period                 (29,372)               (959)              2,255             976,085
                                            ------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS                              (278,858)            (11,924)              2,138             (81,184)
                                            ------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                $         (296,626) $          (12,569) $            1,776  $         (110,106)
                                            ==============================================================================


                                               MORGAN STANLEY       VAN KAMPEN          VAN KAMPEN
                                                 HIGH YIELD          EMERGING            EMERGING           VAN KAMPEN
                                             (PINNACLE IV(TM))     MARKETS DEBT         MARKETS DEBT     U.S. REAL ESTATE
                                                 DIVISION         (PINNACLE(TM))      (PINNACLE IV(TM))   (PINNACLE(TM))
                                                -APRIL 30**-         DIVISION             DIVISION           DIVISION
                                            ------------------------------------------------------------------------------
INVESTMENT INCOME
   Reinvested dividends                     $                -  $          144,339  $            6,727  $          243,966

EXPENSES
   Mortality and expense risk and
      administrative charges                             2,939              24,346                 920              62,103
   Death benefit rider fee                                   -                   -                   -                   -
   EEB rider fee                                             -                   -                   -                   -
                                            ------------------------------------------------------------------------------
   Total Expenses                                        2,939              24,346                 920              62,103
                                            ------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                            (2,939)            119,993               5,807             181,863

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
   Net realized gain (loss) on sales
      of investments                                   (62,255)             10,965                (871)             56,704
   Net unrealized appreciation
       (depreciation) of investments:
   Beginning of period                                 (51,400)            (17,186)               (619)            150,719
   End of period                                             -             (15,213)               (893)           (222,601)
                                            ------------------------------------------------------------------------------
   Change in net unrealized appreciation
      (depreciation) during the period                  51,400               1,973                (274)           (373,320)
                                            ------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS                               (10,855)             12,938              (1,145)           (316,616)
                                            ------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                $          (13,794) $          132,931  $            4,662  $         (134,753)
                                            ==============================================================================

SEE ACCOMPANYING NOTES.

* - 2002 inception date for division            ** - 2002 closedate for division
Note: Year ended unless otherwise noted.

                                                                    VAN KAMPEN
                                                                    BANDWIDTH &        VAN KAMPEN           VAN KAMPEN
                                                VAN KAMPEN      TELECOMMUNICATIONS      BANDWIDTH &       BIOTECHNOLOGY &
                                              U.S. REAL ESTATE     (PINNACLE(TM))   TELECOMMUNICATIONS    PHARMACEUTICAL
                                             (PINNACLE IV(TM))       DIVISION       (PINNACLE IV(TM))     (PINNACLE(TM))
                                                 DIVISION            -MAY 7*-           DIVISION             DIVISION
                                          --------------------------------------------------------------------------------
INVESTMENT INCOME
   Reinvested dividends                     $           32,215  $           10,027  $           18,611  $            6,905

EXPENSES
   Mortality and expense risk and
      administrative charges                             5,895                  55                 436               9,385
   Death benefit rider fee                                  42                   -                   -                   -
   EEB rider fee                                            40                   -                   -                   -
                                          --------------------------------------------------------------------------------
   Total Expenses                                        5,977                  55                 436               9,385
                                          --------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                            26,238               9,972              18,175              (2,480)

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
   Net realized gain (loss) on sales
      of investments                                    (9,769)             (1,203)             (8,422)           (274,776)
   Net unrealized appreciation
       (depreciation) of investments:
   Beginning of period                                      (2)                  -               1,551              75,457
   End of period                                       (59,208)            (11,676)            (51,794)            (95,870)
                                          --------------------------------------------------------------------------------
   Change in net unrealized appreciation
      (depreciation) during the period                 (59,206)            (11,676)            (53,345)           (171,327)
                                          --------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS                               (68,975)            (12,879)            (61,767)           (446,103)
                                          --------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                $          (42,737) $           (2,907) $          (43,592) $         (448,583)
                                            ==============================================================================



                                                 VAN KAMPEN                             VAN KAMPEN
                                              BIOTECHNOLOGY &        VAN KAMPEN        MS HIGH-TECH
                                              PHARMACEUTICAL          INTERNET           35 INDEX
                                             (PINNACLE IV(TM))    (PINNACLE IV(TM))   (PINNACLE(TM))
                                                 DIVISION             DIVISION           DIVISION
                                            ----------------------------------------------------------

INVESTMENT INCOME
   Reinvested dividends                     $            1,718  $                -  $              839

EXPENSES
   Mortality and expense risk and
      administrative charges                             1,490                 147               2,013
   Death benefit rider fee                                  35                   -                   -
   EEB rider fee                                             -                   -                   -
                                            ----------------------------------------------------------
   Total Expenses                                        1,525                 147               2,013
                                            ----------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                               193                (147)             (1,174)

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
   Net realized gain (loss) on sales
      of investments                                   (24,900)             (6,146)           (125,945)
   Net unrealized appreciation
       (depreciation) of investments:
   Beginning of period                                   1,123                 415             (23,596)
   End of period                                       (22,797)             (5,304)             (6,951)
                                            ----------------------------------------------------------
   Change in net unrealized appreciation
      (depreciation) during the period                 (23,920)             (5,719)             16,645
                                            ----------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS                               (48,820)            (11,865)           (109,300)
                                            ----------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                $          (48,627) $          (12,012) $         (110,474)
                                            ==========================================================

SEE ACCOMPANYING NOTES

* - 2002 inception date for division
Note: Year ended unless otherwise noted.



                                               VAN KAMPEN          VAN KAMPEN          VAN KAMPEN
                                              MS HIGH-TECH          MS U.S.              MS U.S.
                                                35 INDEX         MULTINATIONAL        MULTINATIONAL
                                             (PINNACLE IV(TM))   (PINNACLE(TM))      (PINNACLE IV(TM))
                                                DIVISION            DIVISION             DIVISION
                                            ----------------------------------------------------------
INVESTMENT INCOME
   Reinvested dividends                     $               24  $              133  $              155

EXPENSES

   Mortality and expense risk and
      administrative charges                                32                   9                  60
   Death benefit rider fee                                   -                   -                   -
   EEB rider fee                                             -                   -                   -
                                            ----------------------------------------------------------
   Total Expenses                                           32                   9                  60
                                            ----------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                                (8)                124                  60

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
   Net realized gain (loss) on sales
      of investments                                       (23)                  -                 (25)
   Net unrealized appreciation
       (depreciation) of investments:
   Beginning of period                                     (12)                  -                   -
                                            ----------------------------------------------------------
   End of period                                        (1,144)               (681)             (2,519)
                                            ----------------------------------------------------------
   Change in net unrealized appreciation
      (depreciation) during the period                  (1,132)               (681)             (2,519)
                                            ----------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS                                (1,155)               (681)             (2,544)
                                            ----------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                $           (1,163) $             (557) $           (2,449)
                                            ==========================================================

                                                                                 INITIAL CLASS
                                            ------------------------------------------------------------------------------
                                                                                       VIP III               VIP III
                                                VIP EQUITY-          VIP II            GROWTH &              GROWTH
                                                 INCOME            CONTRAFUND           INCOME             OPPORTUNITY
                                               (PINNACLE(TM))     (PINNACLE(TM))     (PINNACLE(TM))       (PINNACLE(TM))
                                                DIVISION             DIVISION           DIVISION             DIVISION
                                            ------------------------------------------------------------------------------
INVESTMENT INCOME
   Reinvested dividends                     $          746,258  $          145,201  $          164,507  $           54,229

EXPENSES

   Mortality and expense risk and
      administrative charges                           221,269             228,228             152,256              57,850
   Death benefit rider fee                                   -                   -                   -                   -
   EEB rider fee                                             -                   -                   -                   -
                                            ------------------------------------------------------------------------------
   Total Expenses                                      221,269             228,228             152,256              57,850
                                            ------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                           524,989             (83,027)            (12,251)             (3,621)

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
   Net realized gain (loss) on sales
      of investments                                (1,666,950)         (1,995,470)         (1,385,066)         (1,342,128)
   Net unrealized appreciation
       (depreciation) of investments:
   Beginning of period                              (1,389,646)         (2,611,833)         (2,134,530)         (2,273,298)
                                            ------------------------------------------------------------------------------
   End of period                                    (3,681,481)         (2,384,696)         (3,140,696)         (2,101,089)
                                            ------------------------------------------------------------------------------
   Change in net unrealized appreciation
      (depreciation) during the period              (2,291,835)            227,137          (1,006,166)            172,209
                                            ------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS                            (3,958,785)         (1,768,333)         (2,391,232)         (1,169,919)
                                            ------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                $       (3,433,796) $       (1,851,360) $       (2,378,981) $       (1,173,540)
                                            ==============================================================================

                                                   INSTITUTIONAL SHARES
                                            --------------------------------------
                                                                   JANUS ASPEN
                                                JANUS ASPEN          CAPITAL
                                                 BALANCED         APPRECIATION
                                              (PINNACLE(TM))       (PINNACLE(TM))
                                                 DIVISION            DIVISION
                                            --------------------------------------
INVESTMENT INCOME
   Reinvested dividends                     $          829,108  $          109,353

EXPENSES

   Mortality and expense risk and
      administrative charges                           496,063             274,589
   Death benefit rider fee                                   -                   -
   EEB rider fee                                             -                   -
                                            --------------------------------------
   Total Expenses                                      496,063             274,589
                                            --------------------------------------

NET INVESTMENT INCOME (LOSS)                           333,045            (165,236)

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
   Net realized gain (loss) on sales
      of investments                                 1,975,699          (2,503,868)
   Net unrealized appreciation
       (depreciation) of investments:
   Beginning of period                                 174,323          (9,950,175)
                                            --------------------------------------
   End of period                                    (5,127,932)        (11,133,743)
                                            --------------------------------------
   Change in net unrealized appreciation
      (depreciation) during the period              (5,302,255)         (1,183,568)
                                            --------------------------------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS                            (3,326,556)         (3,687,436)
                                            --------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                $       (2,993,511) $       (3,852,672)
                                            ======================================

SEE ACCOMPANYING NOTES.

* - 2002 inception date for division
Note: Year ended unless otherwise noted.

                                                      INSTITUTIONAL SHARES                      SERVICE CLASS
                                            ------------------------------------------------------------------------------
                                                                   JANUS ASPEN
                                               JANUS ASPEN         WORLDWIDE                               VIP III MID
                                               MONEY MARKET           GROWTH            VIP GROWTH            CAP
                                              (PINNACLE(TM))      (PINNACLE(TM))      (PINNACLE(TM))      (PINNACLE(TM))
                                                DIVISION            DIVISION             DIVISION            DIVISION
                                            ------------------------------------------------------------------------------
INVESTMENT INCOME
   Reinvested dividends                     $          403,009  $          180,337  $            5,154  $           76,389

EXPENSES
   Mortality and expense risk and
      administrative charges                           337,212             295,912              50,772             125,429
   Death benefit rider fee                                   -                   -                   -                   -
   EEB rider fee                                             -                   -                   -                   -
                                            ------------------------------------------------------------------------------
   Total Expenses                                      337,212             295,912              50,772             125,429
                                            ------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                            65,797            (115,575)            (45,618)            (49,040)

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
   Net realized gain (loss) on sales
      of investments                                         -         (14,362,399)           (996,717)           (620,101)
   Net unrealized appreciation
      (depreciation) of investments:
   Beginning of period                                       1         (12,393,373)           (165,804)            169,593
   End of period                                             1          (4,751,646)           (662,230)           (592,121)
                                            ------------------------------------------------------------------------------
   Change in net unrealized appreciation
      (depreciation) during the period                       -           7,641,727            (496,426)           (761,714)
                                            ------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS                                     -          (6,720,672)         (1,493,143)         (1,381,815)
                                            ------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                $           65,797  $       (6,836,247) $       (1,538,761) $       (1,430,855)
                                            ==============================================================================

                                                                           SERVICE CLASS
                                            -----------------------------------------------------------------------------
                                                                                        MFS
                                              MFS EMERGING       MFS EMERGING        INVESTORS          MFS INVESTORS
                                                GROWTH              GROWTH              TRUST               TRUST
                                             (PINNACLE(TM))     (PINNACLE IV(TM))    (PINNACLE(TM))     (PINNACLE IV(TM))
                                                DIVISION            DIVISION           DIVISION              DIVISION
                                           ------------------------------------------------------------------------------
INVESTMENT INCOME
   Reinvested dividends                    $                -  $                -  $            6,376  $              862

EXPENSES
   Mortality and expense risk and
      administrative charges                           16,874               2,044              18,010               2,734
   Death benefit rider fee                                  -                  13                   -                   -
   EEB rider fee                                            -                  12                   -                   -
                                           ------------------------------------------------------------------------------
   Total Expenses                                      16,874               2,069              18,010               2,734
                                           ------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                          (16,874)             (2,069)            (11,634)             (1,872)

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
   Net realized gain (loss) on sales
      of investments                                 (394,600)             (3,198)           (245,060)             (1,844)
   Net unrealized appreciation
      (depreciation) of investments:
   Beginning of period                               (955,342)              2,953             (96,666)             (1,019)
   End of period                                   (1,108,548)            (45,804)           (176,002)            (44,766)
                                           ------------------------------------------------------------------------------
   Change in net unrealized appreciation
      (depreciation) during the period               (153,206)            (48,757)            (79,336)            (43,747)
                                           ------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS                             (547,806)            (51,955)           (324,396)            (45,591)
                                           ------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS               $         (564,680) $          (54,024) $         (336,030) $          (47,463)
                                           ==============================================================================

SEE ACCOMPANYING NOTES.

* - 2002 inception date for division.
Note: Year ended unless otherwise noted

                                                                              SERVICE CLASS
                                            ------------------------------------------------------------------------------
                                               MFS MID CAP         MFS MID CAP           MFS NEW             MFS NEW
                                                 GROWTH              GROWTH             DISCOVERY           DISCOVERY
                                              (PINNACLE(TM))    (PINNACLE IV(TM))     (PINNACLE(TM))     (PINNACLE IV(TM))
                                                DIVISION            DIVISION             DIVISION            DIVISION
                                            ------------------------------------------------------------------------------
INVESTMENT INCOME
   Reinvested dividends                     $                -  $                -  $                -  $                -

EXPENSES
   Mortality and expense risk and
      administrative charges                            62,474               5,276              47,141               5,911
   Death benefit rider fee                                   -                   2                   -                   -
   EEB rider fee                                             -                   -                   -                   -
                                            ------------------------------------------------------------------------------
   Total Expenses                                       62,474               5,278              47,141               5,911
                                            ------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                           (62,474)             (5,278)            (47,141)             (5,911)

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
   Net realized gain (loss) on sales
      of investments                                (2,360,053)            (88,512)           (586,424)            (31,470)
   Net unrealized appreciation
       (depreciation) of investments:
   Beginning of period                                (395,357)             11,513            (174,230)             16,982
   End of period                                    (1,316,020)           (109,259)         (1,067,308)           (113,663)
                                            ------------------------------------------------------------------------------
   Change in net unrealized appreciation
      (depreciation) during the period                (920,663)           (120,772)           (893,078)           (130,645)
                                            ------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS                            (3,280,716)           (209,284)         (1,479,502)           (162,115)
                                            ------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                $       (3,343,190) $         (214,562) $       (1,526,643) $         (168,026)
                                            ==============================================================================

                                                                              SERVICE CLASS
                                            ------------------------------------------------------------------------------
                                                MFS CAPITAL         MFS CAPITAL        MFS INVESTORS
                                               OPPORTUNITIES       OPPORTUNITIES      GROWTH STOCK         MFS RESEARCH
                                               (PINNACLE(TM))    (PINNACLE IV(TM))   (PINNACLE IV(TM))   (PINNACLE IV(TM))
                                                 DIVISION            DIVISION            DIVISION            DIVISION
                                            ------------------------------------------------------------------------------
INVESTMENT INCOME
   Reinvested dividends                     $                -  $                -  $                -  $               71

EXPENSES
   Mortality and expense risk and
      administrative charges                            36,128               3,116               1,009                 749
   Death benefit rider fee                                   -                   -                   -                   -
   EEB rider fee                                             -                   -                   -                   -
                                            ------------------------------------------------------------------------------
   Total Expenses                                       36,128               3,116               1,009                 749
                                            ------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                           (36,128)             (3,116)             (1,009)               (678)

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
   Net realized gain (loss) on sales
      of investments                                (1,122,215)             (6,021)             (4,772)             (6,128)
   Net unrealized appreciation
       (depreciation) of investments:
   Beginning of period                              (1,430,820)              7,251              (2,811)              1,403
   End of period                                    (1,355,011)            (66,742)            (21,995)             (7,608)
                                            ------------------------------------------------------------------------------
   Change in net unrealized appreciation
      (depreciation) during the period                  75,809             (73,993)            (19,184)             (9,011)
                                            ------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS                            (1,046,406)            (80,014)            (23,956)            (15,139)
                                            ------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                $       (1,082,534) $          (83,130) $          (24,965) $          (15,817)
                                            ==============================================================================

SEE ACCOMPANYING NOTES.

* - 2002 inception date for division.
Note: Year ended unless otherwise noted

                                               SERVICE CLASS                             SERVICE CLASS 2
                                            ------------------    --------------------------------------------------------------
                                                                                           VIP DYNAMIC
                                                 MFS TOTAL               VIP                 CAPITAL              VIP EQUITY-
                                                  RETURN              CONTRAFUND           APPRECIATION            INCOME
                                             (PINNACLE IV(TM))     (PINNACLE IV(TM))     (PINNACLE IV(TM))     (PINNACLE IV(TM))
                                                 DIVISION               DIVISION             DIVISION              DIVISION
                                            ------------------    --------------------------------------------------------------
INVESTMENT INCOME
   Reinvested dividends                     $           41,836    $            5,109    $               47    $           36,978

EXPENSES
   Mortality and expense risk and
      administrative charges                            22,420                17,169                   767                25,850
   Death benefit rider fee                                  54                    67                     -                   117
   EEB rider fee                                            57                    13                     -                    28
                                            ------------------    ------------------    ------------------    ------------------
   Total Expenses                                       22,531                17,249                   767                25,995
                                            ------------------    ------------------    ------------------    ------------------
NET INVESTMENT INCOME (LOSS)                            19,305               (12,140)                 (720)               10,983

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
   Net realized gain (loss) on sales
      of investments                                   (64,701)              (75,455)              (14,271)             (204,208)
   Net unrealized appreciation
       (depreciation) of investments:
   Beginning of period                                   9,111                14,713                 1,655                14,842
   End of period                                       (74,674)              (99,208)               (3,364)             (172,876)
                                            ------------------    ------------------    ------------------    ------------------
   Change in net unrealized appreciation
      (depreciation) during the period                 (83,785)             (113,921)               (5,019)             (187,718)
                                            ------------------    ------------------    ------------------    ------------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS                              (148,486)             (189,376)              (19,290)             (391,926)
                                            ------------------    ------------------    ------------------    ------------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                $         (129,181)   $         (201,516)   $          (20,010)   $         (380,943)
                                            ==================    ==================    ==================    ==================

                                                                             SERVICE CLASS 2
                                            ------------------------------------------------------------------------------------
                                               VIP GROWTH &                                 VIP GROWTH
                                                 INCOME                VIP GROWTH         OPPORTUNITIES          VIP MID CAP
                                             (PINNACLE IV(TM))     (PINNACLE IV(TM))     (PINNACLE IV(TM))     (PINNACLE IV(TM))
                                                DIVISION               DIVISION               DIVISION              DIVISION
                                            ------------------------------------------------------------------------------------
INVESTMENT INCOME
   Reinvested dividends                     $            5,369    $              640    $              471    $            4,593

EXPENSES
   Mortality and expense risk and
      administrative charges                             8,459                 9,442                   865                18,578
   Death benefit rider fee                                 118                     -                     -                     9
   EEB rider fee                                             -                     -                     -                     -
                                            ------------------    ------------------    ------------------    ------------------
   Total Expenses                                        8,577                 9,442                   865                18,587
                                            ------------------    ------------------    ------------------    ------------------
NET INVESTMENT INCOME (LOSS)                            (3,208)               (8,802)                 (394)              (13,994)

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
   Net realized gain (loss) on sales
      of investments                                   (15,687)             (149,277)               (2,615)             (231,833)
   Net unrealized appreciation
       (depreciation) of investments:
   Beginning of period                                   3,571                   335                   867                17,199
   End of period                                       (84,059)              (73,013)               (8,654)               11,246
                                            ------------------    ------------------    ------------------    ------------------
   Change in net unrealized appreciation
      (depreciation) during the period                 (87,630)              (73,348)               (9,521)               (5,953)
                                            ------------------    ------------------    ------------------    ------------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS                              (103,317)             (222,625)              (12,136)             (237,786)
                                            ------------------    ------------------    ------------------    ------------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                $         (106,525)   $         (231,427)   $          (12,530)   $         (251,780)
                                            ==================    ==================    ==================    ==================

SEE ACCOMPANYING NOTES.

* - 2002 inception date for division.
Note: Year ended unless otherwise noted.

                                              SERVICE CLASS 2                            SERVICE SHARES
                                            ------------------    --------------------------------------------------------------
                                                                     JANUS ASPEN           JANUS ASPEN
                                                VIP MONEY             AGGRESSIVE            AGGRESSIVE           JANUS ASPEN
                                                  MARKET                GROWTH                GROWTH               BALANCED
                                             (PINNACLE IV(TM))      (PINNACLE(TM))       (PINNACLE IV(TM))     (PINNACLE IV(TM))
                                                DIVISION               DIVISION              DIVISION              DIVISION
                                            ------------------    --------------------------------------------------------------
INVESTMENT INCOME
   Reinvested dividends                     $           49,941    $                -    $                -    $           26,399

EXPENSES
   Mortality and expense risk and
      administrative charges                            50,986                13,174                   531                18,870
   Death benefit rider fee                                  43                     -                     3                    30
   EEB rider fee                                            98                     -                     -                    30
                                            ------------------    ------------------    ------------------    ------------------
   Total Expenses                                       51,127                13,174                   534                18,930
                                            ------------------    ------------------    ------------------    ------------------
NET INVESTMENT INCOME (LOSS)                            (1,186)              (13,174)                 (534)                7,469

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
   Net realized gain (loss) on sales
      of investments                                         -              (391,215)               (4,856)              (64,777)
   Net unrealized appreciation
       (depreciation) of investments:
   Beginning of period                                       -              (548,791)                  335                    91
   End of period                                            43              (505,022)               (5,047)              (44,289)
                                            ------------------    ------------------    ------------------    ------------------
   Change in net unrealized appreciation
      (depreciation) during the period                      43                43,769                (5,382)              (44,380)
                                            ------------------    ------------------    ------------------    ------------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS                                    43              (347,446)              (10,238)             (109,157)
                                            ------------------    ------------------    ------------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                $           (1,143)   $         (360,620)   $          (10,772)   $         (101,688)
                                            ==================    ==================    ==================    ==================

                                                                            SERVICE SHARES
                                            ------------------------------------------------------------------------------------
                                                JANUS ASPEN
                                                CAPITAL               JANUS ASPEN           JANUS ASPEN          JANUS ASPEN
                                               APPRECIATION          CORE EQUITY              GROWTH               GROWTH
                                             (PINNACLE IV(TM))     (PINNACLE IV(TM))      (PINNACLE(TM))       (PINNACLE IV(TM))
                                                 DIVISION              DIVISION               DIVISION             DIVISION
                                            ------------------------------------------------------------------------------------
INVESTMENT INCOME
   Reinvested dividends                     $              950    $               34    $                -    $                -

EXPENSES
   Mortality and expense risk and
      administrative charges                             4,008                   528                17,034                 4,996
   Death benefit rider fee                                  33                     1                     -                     2
   EEB rider fee                                             -                     -                     -                     -
                                            ------------------    ------------------    ------------------    ------------------
   Total Expenses                                        4,041                   529                17,034                 4,998
                                            ------------------    ------------------    ------------------    ------------------
NET INVESTMENT INCOME (LOSS)                            (3,091)                 (495)              (17,034)               (4,998)

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
   Net realized gain (loss) on sales
      of investments                                    (1,018)               (2,536)             (181,147)             (107,127)
   Net unrealized appreciation
       (depreciation) of investments:
   Beginning of period                                   6,690                   455              (153,732)               15,697
   End of period                                       (42,794)               (6,114)             (271,060)               (5,888)
                                            ------------------    ------------------    ------------------    ------------------
   Change in net unrealized appreciation
      (depreciation) during the period                 (49,484)               (6,569)             (117,328)              (21,585)
                                            ------------------    ------------------    ------------------    ------------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS                               (50,502)               (9,105)             (298,475)             (128,712)
                                            ------------------    ------------------    ------------------    ------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                $          (53,593)   $           (9,600)   $         (315,509)   $         (133,710)
                                            ==================    ==================    ==================    ==================

SEE ACCOMPANYING NOTES.

* - 2002 inception date for division.
Note: Year ended unless otherwise noted.

                                                                             SERVICE SHARES
                                            ------------------------------------------------------------------------------------
                                               JANUS ASPEN           JANUS ASPEN                                 JANUS ASPEN
                                              INTERNATIONAL           STRATEGIC            JANUS ASPEN            WORLDWIDE
                                                  GROWTH                VALUE            STRATEGIC VALUE            GROWTH
                                            (PINNACLE IV(TM))       (PINNACLE(TM))      (PINNACLE IV(TM))         (PINNACLE)
                                                 DIVISION              DIVISION              DIVISION              DIVISION
                                            ------------------------------------------------------------------------------------
INVESTMENT INCOME
   Reinvested dividends                     $              291    $                -    $                -    $            2,349

EXPENSES
   Mortality and expense risk and
      administrative charges                               658                19,249                 1,955                 5,275
   Death benefit rider fee                                   -                     -                     1                     4
   EEB rider fee                                             -                     -                     -                     -
                                            ------------------    ------------------    ------------------    ------------------
   Total Expenses                                          658                19,249                 1,956                 5,279
                                            ------------------    ------------------    ------------------    ------------------
NET INVESTMENT INCOME (LOSS)                              (367)              (19,249)               (1,956)               (2,930)

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
   Net realized gain (loss) on sales
      of investments                                    (7,784)             (190,654)              (13,299)              (30,661)
   Net unrealized appreciation
       (depreciation) of investments:
   Beginning of period                                   3,010               (81,528)                1,141                11,556
   End of period                                        (4,117)             (275,034)              (29,807)              (79,903)
                                            ------------------    ------------------    ------------------    ------------------
   Change in net unrealized appreciation
      (depreciation) during the period                  (7,127)             (193,506)              (30,948)              (91,459)
                                            ------------------    ------------------    ------------------    ------------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS                               (14,911)             (384,160)              (44,247)             (122,120)
                                            ------------------    ------------------    ------------------    ------------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                $          (15,278)   $         (403,409)   $          (46,203)   $         (125,050)
                                            ==================    ==================    ==================    ==================

                                                                               CLASS 1B SHARES
                                            -----------------------------------------------------------------------------------
                                                PUTNAM VT             PUTNAM VT             PUTNAM VT             PUTNAM VT
                                                 GROWTH &              GROWTH &           INTERNATIONAL         INTERNATIONAL
                                                  INCOME                INCOME                GROWTH                GROWTH
                                              (PINNACLE(TM))      (PINNACLE IV(TM))       (PINNACLE(TM))      (PINNACLE IV(TM))
                                                 DIVISION              DIVISION              DIVISION              DIVISION
                                            -----------------------------------------------------------------------------------
INVESTMENT INCOME
   Reinvested dividends                     $            4,004    $            7,765    $            5,446    $              971

EXPENSES
   Mortality and expense risk and
      administrative charges                             3,432                 5,099                11,762                 3,220
   Death benefit rider fee                                   -                    75                     -                     -
   EEB rider fee                                             -                     7                     -                     -
                                            ------------------    ------------------    ------------------    ------------------
   Total Expenses                                        3,432                 5,181                11,762                 3,220
                                            ------------------    ------------------    ------------------    ------------------
NET INVESTMENT INCOME (LOSS)                               572                 2,584                (6,316)               (2,249)

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
   Net realized gain (loss) on sales
      of investments                                   (31,068)               (9,426)              (89,518)              (15,469)
   Net unrealized appreciation
       (depreciation) of investments:
   Beginning of period                                   7,907                 1,861                12,908                 1,922
   End of period                                       (20,850)              (57,325)               23,633               (25,048)
                                            ------------------    ------------------    ------------------    ------------------
   Change in net unrealized appreciation
      (depreciation) during the period                 (28,757)              (59,186)               10,725               (26,970)
                                            ------------------    ------------------    ------------------    ------------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS                               (59,825)              (68,612)              (78,793)              (42,439)
                                            ------------------    ------------------    ------------------    ------------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                $          (59,253)   $          (66,028)   $          (85,109)   $          (44,688)
                                            ==================    ==================    ==================    ==================

SEE ACCOMPANYING NOTES.

* - 2002 inception date for division.
Note: Year ended unless otherwise noted.

                                                                              CLASS 1B SHARES
                                            ------------------------------------------------------------------------------
                                                PUTNAM VT           PUTNAM VT           PUTNAM VT           PUTNAM VT
                                                SMALL CAP           SMALL CAP           TECHNOLOGY          TECHNOLOGY
                                                  VALUE               VALUE           (PINNACLE(TM))     (PINNACLE IV(TM))
                                               (PINNACLE(TM))    (PINNACLE IV(TM))      DIVISION             DIVISION
                                                 DIVISION            DIVISION         -OCTOBER 11**-     -OCTOBER 11**-
                                            ------------------------------------------------------------------------------
INVESTMENT INCOME
   Reinvested dividends                     $           18,473  $            5,624  $                -  $                -

EXPENSES
   Mortality and expense risk and
      administrative charges                            30,285              11,207                 211                 632
   Death benefit rider fee                                   -                  47                   -                   -
   EEB rider fee                                             -                  12                   -                   -
                                            ------------------------------------------------------------------------------
   Total Expenses                                       30,285              11,266                 211                 632
                                            ------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                           (11,812)             (5,642)               (211)               (632)

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
   Net realized gain (loss) on sales
      of investments                                   (99,975)            (81,852)            (11,515)            (22,531)
   Net unrealized appreciation
      (depreciation) of investments:
   Beginning of period                                  83,637              17,653                (499)                797
   End of period                                      (589,694)           (134,420)                  -                   -
                                            ------------------------------------------------------------------------------
   Change in net unrealized appreciation
      (depreciation) during the period                (673,331)           (152,073)                499                (797)
                                            ------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS                              (773,306)           (233,925)            (11,016)            (23,328)
                                            ------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                $         (785,118) $         (239,567) $          (11,227) $          (23,960)
                                            ==============================================================================

                                                       CLASS 1B SHARES                              CLASS A
                                            ------------------------------------------------------------------------------
                                                                                         SCUDDER
                                                 PUTNAM VT           PUTNAM VT          EAFE EQUITY         SCUDDER EAFE
                                                 VOYAGER II          VOYAGER II           INDEX            EQUITY INDEX
                                               (PINNACLE(TM))     (PINNACLE IV(TM))    (PINNACLE(TM))    (PINNACLE IV(TM))
                                                  DIVISION           DIVISION             DIVISION           DIVISION
                                            ------------------------------------------------------------------------------
INVESTMENT INCOME
   Reinvested dividends                     $                -  $                -  $           28,272  $            2,099

EXPENSES
   Mortality and expense risk and
      administrative charges                             1,842               1,708              27,769               1,777
   Death benefit rider fee                                   -                   -                   -                   -
   EEB rider fee                                             -                   -                   -                   -
                                            ------------------------------------------------------------------------------
   Total Expenses                                        1,842               1,708              27,769               1,777
                                            ------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                            (1,842)             (1,708)                503                 322

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
   Net realized gain (loss) on sales
      of investments                                   (26,705)             (5,908)           (380,699)             (1,021)
   Net unrealized appreciation
      (depreciation) of investments:
   Beginning of period                                   3,035               1,411               8,886                 415
   End of period                                       (22,521)            (37,667)            (43,456)            (31,520)
                                            ------------------------------------------------------------------------------
   Change in net unrealized appreciation
      (depreciation) during the period                 (25,556)            (39,078)            (52,342)            (31,935)
                                            ------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS                               (52,261)            (44,986)           (433,041)            (32,956)
                                            ------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                $          (54,103) $          (46,694) $         (432,538) $          (32,634)
                                            ==============================================================================


SEE ACCOMPANYING NOTES.

* - 2002 inception date for division.         ** - 2002 close date for division.
Note: Year ended unless otherwise noted.

                                                                                     CLASS A
                                            ------------------------------------------------------------------------------------
                                              SCUDDER EQUITY        SCUDDER EQUITY        SCUDDER SMALL          SCUDDER SMALL
                                                500 INDEX             500 INDEX              CAP INDEX             CAP INDEX
                                              (PINNACLE(TM))       (PINNACLE IV(TM))      (PINNACLE(TM))       (PINNACLE IV(TM))
                                                 DIVISION              DIVISION              DIVISION              DIVISION
                                            ------------------------------------------------------------------------------------
INVESTMENT INCOME
   Reinvested dividends                     $          198,881    $           16,613    $           28,973    $            1,474

EXPENSES
   Mortality and expense risk and
      administrative charges                           296,972                12,554                62,144                 1,822
   Death benefit rider fee                                   -                    13                     -                     -
   EEB rider fee                                             -                    12                     -                     -
                                            ------------------    ------------------    ------------------    ------------------
   Total Expenses                                      296,972                12,579                62,144                 1,822
                                            ------------------    ------------------    ------------------    ------------------
NET INVESTMENT INCOME (LOSS)
                                                       (98,091)                4,034               (33,171)                 (348)

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
   Net realized gain (loss) on sales
      of investments                                (5,878,635)             (148,633)             (458,324)               (2,342)
   Net unrealized appreciation
       (depreciation) of investments:
   Beginning of period                              (3,011,572)                4,397              (394,169)                  377
   End of period                                    (2,944,811)              (15,389)           (1,042,756)              (29,010)
                                            ------------------    ------------------    ------------------    ------------------
   Change in net unrealized appreciation
      (depreciation) during the period                  66,761               (19,786)             (648,587)              (29,387)
                                            ------------------    ------------------    ------------------    ------------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS                            (5,811,874)             (168,419)           (1,106,911)              (31,729)
                                            ------------------    ------------------    ------------------    ------------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                $       (5,909,965)   $         (164,385)   $       (1,140,082)   $          (32,077)
                                            ==================    ==================    ==================    ==================

                                                             CLASS B
                                            ----------------------------------------
                                               SCUDDER EQUITY       SCUDDER SMALL
                                                 500 INDEX             CAP INDEX
                                             (PINNACLE IV(TM))     (PINNACLE IV(TM))
                                                 DIVISION              DIVISION
                                            ----------------------------------------
INVESTMENT INCOME
   Reinvested dividends                     $           17,947    $              102

EXPENSES
   Mortality and expense risk and
      administrative charges                             4,636                   142
   Death benefit rider fee                                 102                     2
   EEB rider fee                                             -                     1
                                            ------------------    ------------------
   Total Expenses                                        4,738                   145
                                            ------------------    ------------------
NET INVESTMENT INCOME (LOSS)
                                                        13,209                   (43)

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
   Net realized gain (loss) on sales
      of investments                                       (90)               (4,185)
   Net unrealized appreciation
       (depreciation) of investments:
   Beginning of period                                       -                     -
   End of period                                       (45,823)               (1,348)
                                            ------------------    ------------------
   Change in net unrealized appreciation
      (depreciation) during the period                 (45,823)               (1,348)
                                            ------------------    ------------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS                               (45,913)               (5,533)
                                            ------------------    ------------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                $          (32,704)   $           (5,576)
                                            ==================    ==================

SEE ACCOMPANYING NOTES.

* - 2002 inception date for division.
Note: Year ended unless otherwise noted.

             Separate Account II of Integrity Life Insurance Company

                       Statement of Changes in Net Assets

                        Periods Ended December 31, 2002

                                                                       GABELLI LARGE   GABELLI LARGE     HARRIS BRETALL
                                                                         CAP VALUE       CAP VALUE      SULLIVAN & SMITH
                                                                       (PINNACLE(TM)) (PINNACLE IV(TM))  (PINNACLE(TM))
                                                           TOTAL         DIVISION         DIVISION         DIVISION
                                                       ------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
   Net investment income (loss)                        $     620,710    $     (83,579)   $      (4,561)   $    (197,275)
   Net realized gain (loss) on sales of investments      (48,352,926)      (1,779,982)         (53,344)      (6,363,752)
   Change in net unrealized appreciation
      (depreciation) during the period                   (10,638,434)        (848,167)         (66,985)         817,643
                                                       ----------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                       (58,370,650)      (2,711,728)        (124,890)      (5,743,384)

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
RELATED TRANSACTIONS
   Contributions from contract holders                    17,672,845           35,970          306,905          101,098
   Contract terminations and benefits                    (40,276,613)        (665,587)         (19,070)      (1,591,966)
   Net transfers among investment options                  7,542,924         (414,047)         132,667       (1,706,248)
   Contract maintenance charges                             (142,889)          (2,507)             (75)          (8,383)
                                                       ----------------------------------------------------------------
Net increase (decrease) in net assets
   from contract related transactions                    (15,203,733)      (1,046,171)         420,427       (3,205,499)
                                                       ----------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                        (73,574,383)      (3,757,899)         295,537       (8,948,883)

Net assets, beginning of year                            367,078,832        8,734,280          150,063       19,659,399
                                                       ----------------------------------------------------------------

NET ASSETS, END OF YEAR                                $ 293,504,449    $   4,976,381    $     445,600    $  10,710,516
                                                       ================================================================

UNIT TRANSACTIONS
   Units purchased                                                              3,288           43,555            5,888
   Units redeemed                                                             (59,970)          (2,921)         (98,596)
   Units transferred                                                          (43,597)          16,314         (117,435)
                                                                        -----------------------------------------------
Net increase (decrease) in units                                             (100,279)          56,948         (210,143)
                                                                        ===============================================

                                                        HARRIS BRETALL    THIRD AVENUE     THIRD AVENUE
                                                       SULLIVAN & SMITH       VALUE           VALUE
                                                       (PINNACLE IV(TM))  (PINNACLE(TM)) (PINNACLE IV(TM))
                                                          DIVISION          DIVISION         DIVISION
                                                       ---------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
   Net investment income (loss)                        $      (2,015)   $      52,411    $      10,607
   Net realized gain (loss) on sales of investments           (7,862)      (1,668,527)         (14,819)
   Change in net unrealized appreciation
      (depreciation) during the period                       (46,080)      (3,163,177)        (444,978)
                                                       -----------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                           (55,957)      (4,779,293)        (449,190)

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
RELATED TRANSACTIONS
   Contributions from contract holders                        68,520          209,223          979,518
   Contract terminations and benefits                        (10,532)      (2,539,444)         (89,790)
   Net transfers among investment options                     43,414       (1,751,258)       1,505,528
   Contract maintenance charges                                 (109)          (8,917)            (468)
                                                       -----------------------------------------------
Net increase (decrease) in net assets
   from contract related transactions                        101,293       (4,090,396)       2,394,788
                                                       -----------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                             45,336       (8,869,689)       1,945,598

Net assets, beginning of year                                 88,426       27,691,353          568,850
                                                       -----------------------------------------------

NET ASSETS, END OF YEAR                                $     133,762    $  18,821,664    $   2,514,448
                                                       ===============================================

UNIT TRANSACTIONS
   Units purchased                                             8,233            7,163           99,845
   Units redeemed                                             (1,484)         (92,442)         (10,307)
   Units transferred                                           4,861          (68,950)         164,370
                                                       -----------------------------------------------
Net increase (decrease) in units                              11,610         (154,229)         253,908
                                                       ===============================================

SEE ACCOMPANYING NOTES.

                                                                                          TOUCHSTONE
                                                        BARON SMALL       BARON SMALL      BALANCED        TOUCHSTONE
                                                         CAP VALUE         CAP VALUE    (PINNACLE IV(TM))   BALANCED
                                                       (PINNACLE(TM))  (PINNACLE IV(TM))    DIVISION      (PINNACLE(TM))
                                                         DIVISION          DIVISION         -MAY 7*-        DIVISION
                                                       -----------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
   Net investment income (loss)                        $     (58,901)   $      (6,725)   $        (422)   $      10,702
   Net realized gain (loss) on sales of investments          (48,188)             675           13,374           (2,158)
   Change in net unrealized appreciation
      (depreciation) during the period                      (607,805)         (87,507)             242           (3,978)
                                                       -----------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                          (714,894)         (93,557)          13,194            4,566

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
RELATED TRANSACTIONS
   Contributions from contract holders                        60,554          188,865            1,000                7
   Contract terminations and benefits                       (443,860)         (13,340)          (4,876)         (65,619)
   Net transfers among investment options                    326,625          379,336            2,992          631,343
   Contract maintenance charges                               (1,860)             (88)              (2)             (41)
                                                       -----------------------------------------------------------------
Net increase (decrease) in net assets
   from contract related transactions                        (58,541)         554,773             (886)         565,690
                                                       -----------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                           (773,435)         461,216           12,308          570,256

Net assets, beginning of year                              4,368,202          154,705                -                -
                                                       -----------------------------------------------------------------

NET ASSETS, END OF YEAR                                $   3,594,767    $     615,921    $      12,308    $     570,256
                                                       =================================================================

UNIT TRANSACTIONS
   Units purchased                                             3,548           18,909              113                -
   Units redeemed                                            (26,696)          (1,503)            (545)          (7,193)
   Units transferred                                          16,097           39,857            1,764           68,909
                                                       -----------------------------------------------------------------
Net increase (decrease) in units                              (7,051)          57,263            1,332           61,716
                                                       =================================================================

                                                        TOUCHSTONE                        TOUCHSTONE
                                                           BOND          TOUCHSTONE        EMERGING
                                                      (PINNACLE IV(TM))     BOND            GROWTH
                                                          DIVISION      (PINNACLE(TM))  (PINNACLE IV(TM))
                                                          -MAY 7*-        DIVISION         DIVISION
                                                       --------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
   Net investment income (loss)                        $       5,695    $     158,800    $         231
   Net realized gain (loss) on sales of investments              532           14,096               (3)
   Change in net unrealized appreciation
      (depreciation) during the period                        (4,201)        (121,347)            (650)
                                                       -----------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                             2,026           51,549             (422)

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
RELATED TRANSACTIONS
   Contributions from contract holders                        57,373           13,650            2,413
   Contract terminations and benefits                           (749)         (20,641)               -
   Net transfers among investment options                     11,245        1,893,008            3,810
   Contract maintenance charges                                  (18)            (139)              (2)
                                                       -----------------------------------------------
Net increase (decrease) in net assets
   from contract related transactions                         67,851        1,885,878            6,221
                                                       -----------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                             69,877        1,937,427            5,799

Net assets, beginning of year                                      -                -                -
                                                       -----------------------------------------------

NET ASSETS, END OF YEAR                                $      69,877    $   1,937,427    $       5,799
                                                       ===============================================

UNIT TRANSACTIONS
   Units purchased                                             5,602            1,327              297
   Units redeemed                                                (75)          (2,018)               -
   Units transferred                                           1,147          185,560              459
                                                       -----------------------------------------------
Net increase (decrease) in units                               6,674          184,869              756
                                                       ===============================================

                                                        TOUCHSTONE                        TOUCHSTONE
                                                         EMERGING        TOUCHSTONE        GROWTH &
                                                          GROWTH         ENHANCED 30        INCOME
                                                       (PINNACLE(TM))   (PINNACLE(TM))   (PINNACLE(TM))
                                                         DIVISION         DIVISION         DIVISION
                                                       ------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
   Net investment income (loss)                        $      13,348    $         305    $       9,444
   Net realized gain (loss) on sales of investments            2,841                -           (9,602)
   Change in net unrealized appreciation
      (depreciation) during the period                       (23,159)          (1,064)         (10,859)
                                                       -----------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                            (6,970)            (759)         (11,017)

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
RELATED TRANSACTIONS
   Contributions from contract holders                           500                -              444
   Contract terminations and benefits                         (6,735)               -           (2,642)
   Net transfers among investment options                    316,685           26,109          211,832
   Contract maintenance charges                                   (9)               -              (30)
                                                       -----------------------------------------------
Net increase (decrease) in net assets
   from contract related transactions                        310,441           26,109          209,604
                                                       -----------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                            303,471           25,350          198,587

Net assets, beginning of year                                      -                -                -
                                                       -----------------------------------------------

NET ASSETS, END OF YEAR                                $     303,471    $      25,350    $     198,587
                                                       ===============================================

UNIT TRANSACTIONS
   Units purchased                                                64                -               52
   Units redeemed                                               (855)               -             (314)
   Units transferred                                          40,357            3,099           24,304
                                                       -----------------------------------------------
Net increase (decrease) in units                              39,566            3,099           24,042
                                                       ===============================================

SEE ACCOMPANYING NOTES.
* - 2002 inception date for division.
Note: Year ended unless otherwise noted.

                                                                         TOUCHSTONE        TOUCHSTONE
                                                         TOUCHSTONE     GROWTH/VALUE       HIGH YIELD
                                                        GROWTH/VALUE  (PINNACLE IV(TM)) (PINNACLE IV(TM))
                                                       (PINNACLE(TM))      DIVISION        DIVISION
                                                          DIVISION         -MAY 7*-         -MAY 7*-
                                                       -------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
   Net investment income (loss)                        $        (165)   $         (20)   $      86,049
   Net realized gain (loss) on sales of investments                4               (1)         (14,724)
   Change in net unrealized appreciation
      (depreciation) during the period                        (1,088)             (24)         (16,352)
                                                       -----------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                            (1,249)             (45)          54,973

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
RELATED TRANSACTIONS
   Contributions from contract holders                             -            3,875          160,604
   Contract terminations and benefits                              -                -          (28,348)
   Net transfers among investment options                     88,310              795        1,111,909
   Contract maintenance charges                                  (18)               -              (56)
                                                       -----------------------------------------------
Net increase (decrease) in net assets
   from contract related transactions                         88,292            4,670        1,244,109
                                                       -----------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                             87,043            4,625        1,299,082

Net assets, beginning of year                                      -                -                -
                                                       -----------------------------------------------

NET ASSETS, END OF YEAR                                $      87,043    $       4,625    $   1,299,082
                                                       ===============================================

UNIT TRANSACTIONS
   Units purchased                                                 -              487           16,750
   Units redeemed                                                 (2)               -           (3,008)
   Units transferred                                          10,937               94          119,634
                                                       -----------------------------------------------
Net increase (decrease) in units                              10,935              581          133,376
                                                       ===============================================

                                                                        TOUCHSTONE
                                                                       INTERNATIONAL      TOUCHSTONE
                                                        TOUCHSTONE        EQUITY         INTERNATIONAL
                                                        HIGH YIELD    (PINNACLE IV(TM))     EQUITY
                                                      (PINNACLE(TM))      DIVISION       (PINNACLE(TM))
                                                         DIVISION         -MAY 7*-         DIVISION
                                                       -----------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
   Net investment income (loss)                        $     454,683    $           1    $        (188)
   Net realized gain (loss) on sales of investments         (258,543)             (83)          11,283
   Change in net unrealized appreciation
      (depreciation) during the period                        26,250              (21)               -
                                                       -----------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                           222,390             (103)          11,095

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
RELATED TRANSACTIONS
   Contributions from contract holders                        25,669                -                -
   Contract terminations and benefits                       (331,544)          (2,066)               -
   Net transfers among investment options                  7,139,117            2,541          (11,095)
   Contract maintenance charges                               (1,107)               -                -
                                                       -----------------------------------------------
Net increase (decrease) in net assets
   from contract related transactions                      6,832,135              475          (11,095)
                                                       -----------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                          7,054,525              372                -

Net assets, beginning of year                                      -                -                -
                                                       -----------------------------------------------

NET ASSETS, END OF YEAR                                $   7,054,525    $         372        $       -
                                                       ===============================================

UNIT TRANSACTIONS
   Units purchased                                             2,761                -                -
   Units redeemed                                            (35,095)            (262)               -
   Units transferred                                         755,875              310                -
                                                       -----------------------------------------------
Net increase (decrease) in units                             723,541               48                -
                                                       ===============================================

                                                        TOUCHSTONE
                                                        LARGE CAP         TOUCHSTONE       TOUCHSTONE
                                                          GROWTH         MONEY MARKET     MONEY MARKET
                                                       (PINNACLE(TM))  (PINNACLE IV(TM)) (PINNACLE(TM))
                                                         DIVISION          DIVISION        DIVISION
                                                       -----------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
   Net investment income (loss)                        $         (81)   $        (252)   $          28
   Net realized gain (loss) on sales of investments               (1)               -                -
   Change in net unrealized appreciation
      (depreciation) during the period                        (1,764)               -                -
                                                       -----------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                            (1,846)            (252)              28

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
RELATED TRANSACTIONS
   Contributions from contract holders                             -            2,812            1,754
   Contract terminations and benefits                              -          (18,928)        (139,910)
   Net transfers among investment options                     34,324          755,478        2,215,294
   Contract maintenance charges                                  (17)               -             (116)
                                                       -----------------------------------------------
Net increase (decrease) in net assets
   from contract related transactions                         34,307          739,362        2,077,022
                                                       -----------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                             32,461          739,110        2,077,050

Net assets, beginning of year                                      -                -                -
                                                       -----------------------------------------------

NET ASSETS, END OF YEAR                                $      32,461    $     739,110    $   2,077,050
                                                       ===============================================

UNIT TRANSACTIONS
   Units purchased                                                 -              281              175
   Units redeemed                                                 (2)          (1,892)         (14,003)
   Units transferred                                           4,169           75,522          221,533
                                                       -----------------------------------------------
Net increase (decrease) in units                               4,167           73,911          207,705
                                                       ===============================================

SEE ACCOMPANYING NOTES.
* - 2002 inception date for division.
Note: Year ended unless otherwise noted.

                                                              TOUCHSTONE            TOUCHSTONE
                                                            SMALL CAP VALUE          SMALL CAP            TOUCHSTONE
                                                           (PINNACLE IV(TM))           VALUE              VALUE PLUS
                                                               DIVISION           (PINNACLE(TM))         (PINNACLE (TM))
                                                               -MAY 7*-              DIVISION               DIVISION
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
   Net investment income (loss)                           $              (88)   $             (170)   $              328
   Net realized gain (loss) on sales of investments                     (126)                 (600)               (1,715)
   Change in net unrealized appreciation
      (depreciation) during the period                                  (172)               (1,180)               (4,336)
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                                      (386)               (1,950)               (5,723)

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
RELATED TRANSACTIONS
   Contributions from contract holders                                 4,824                     7                    15
   Contract terminations and benefits                                   (821)                 (877)               (3,056)
   Net transfers among investment options                             42,861                46,514                57,163
   Contract maintenance charges                                            -                    (6)                    -
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets
   from contract related transactions                                 46,864                45,638                54,122
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                     46,478                43,688                48,399

Net assets, beginning of year                                              -                     -                     -
                                                          --------------------------------------------------------------
NET ASSETS, END OF YEAR                                   $           46,478    $           43,688    $           48,399
                                                          ==============================================================

UNIT TRANSACTIONS
   Units purchased                                                       584                     1                     2
   Units redeemed                                                       (102)                 (112)                 (382)
   Units transferred                                                   5,335                 5,572                 6,585
                                                          --------------------------------------------------------------
Net increase (decrease) in units                                       5,817                 5,461                 6,205
                                                          ==============================================================

                                                                                                             JPM
                                                                                                        INTERNATIONAL
                                                               JPM BOND               JPM BOND          OPPORTUNITIES
                                                             (PINNACLE(TM))      (PINNACLE IV(TM))      (PINNACLE(TM))
                                                               DIVISION               DIVISION             DIVISION
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
   Net investment income (loss)                           $         (183,206)   $          (24,714)   $          (17,768)
   Net realized gain (loss) on sales of investments                  358,893                 2,223              (249,486)
   Change in net unrealized appreciation
      (depreciation) during the period                             1,706,006               216,707               (29,372)
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                                 1,881,693               194,216              (296,626)

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
RELATED TRANSACTIONS
   Contributions from contract holders                               158,975             1,685,008                32,036
   Contract terminations and benefits                             (2,117,216)             (121,957)             (523,227)
   Net transfers among investment options                          4,434,040             1,436,669               (81,059)
   Contract maintenance charges                                       (7,354)                 (273)                 (687)
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets
   from contract related transactions                              2,468,445             2,999,447              (572,937)
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                  4,350,138             3,193,663              (869,563)

Net assets, beginning of year                                     24,048,517               848,124             2,511,418
                                                          --------------------------------------------------------------
NET ASSETS, END OF YEAR                                   $       28,398,655    $        4,041,787    $        1,641,855
                                                          ==============================================================

UNIT TRANSACTIONS
   Units purchased                                                    12,687               161,873                 3,962
   Units redeemed                                                   (168,678)              (11,493)              (72,253)
   Units transferred                                                 354,335               135,665                12,851
                                                          --------------------------------------------------------------
Net increase (decrease) in units                                     198,344               286,045               (55,440)
                                                          ==============================================================

                                                                 JPM                JPM MID CAP         MORGAN STANLEY
                                                             INTERNATIONAL              VALUE            HIGH YIELD
                                                             OPPORTUNITIES        (PINNACLE IV(TM))      (PINNACLE(TM))
                                                           (PINNACLE IV(TM))          DIVISION            DIVISION
                                                              DIVISION                -MAY 7*-           -APRIL 30**-
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
   Net investment income (loss)                           $             (645)   $             (362)   $          (28,922)
   Net realized gain (loss) on sales of investments                  (10,965)                 (117)           (1,057,269)
   Change in net unrealized appreciation
      (depreciation) during the period                                  (959)                2,255               976,085
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                                   (12,569)                1,776              (110,106)

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
RELATED TRANSACTIONS
   Contributions from contract holders                                94,583                 6,883                 9,692
   Contract terminations and benefits                                   (115)               (2,938)              (78,115)
   Net transfers among investment options                            (41,356)               79,151            (6,308,900)
   Contract maintenance charges                                          (25)                   (2)                 (527)
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets
   from contract related transactions                                 53,087                83,094            (6,377,850)
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                     40,518                84,870            (6,487,956)

Net assets, beginning of year                                         18,456                     -             6,487,956
                                                          --------------------------------------------------------------

NET ASSETS, END OF YEAR                                   $           58,974    $           84,870    $                -
                                                          ==============================================================

UNIT TRANSACTIONS
   Units purchased                                                    10,032                   744                 1,074
   Units redeemed                                                        (18)                 (323)               (9,012)
   Units transferred                                                  (4,400)                8,804              (698,811)
                                                          --------------------------------------------------------------
Net increase (decrease) in units                                       5,614                 9,225              (706,749)
                                                          ==============================================================

SEE ACCOMPANYING NOTES.
* - 2002 inception date for division.
Note: Year ended unless otherwise noted.

                                                            MORGAN STANLEY          VAN KAMPEN            VAN KAMPEN
                                                              HIGH YIELD             EMERGING              EMERGING
                                                           (PINNACLE IV(TM))       MARKETS DEBT          MARKETS DEBT
                                                              DIVISION             (PINNACLE(TM))      (PINNACLE IV(TM))
                                                            -APRIL 30**-             DIVISION              DIVISION
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
   Net investment income (loss)                           $           (2,939)   $          119,993    $            5,807
   Net realized gain (loss) on sales of investments                  (62,255)               10,965                  (871)
   Change in net unrealized appreciation
      (depreciation) during the period                                51,400                 1,973                  (274)
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                                   (13,794)              132,931                 4,662

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
RELATED TRANSACTIONS
   Contributions from contract holders                               193,156                 7,076                34,493
   Contract terminations and benefits                                (10,925)             (181,207)               (7,263)
   Net transfers among investment options                           (749,469)              706,086                57,329
   Contract maintenance charges                                            -                  (987)                  (23)
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets
   from contract related transactions                               (567,238)              530,968                84,536
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                   (581,032)              663,899                89,198

Net assets, beginning of year                                        581,032             1,492,290                10,791
                                                          --------------------------------------------------------------
NET ASSETS, END OF YEAR                                            $       -    $        2,156,189    $           99,989
                                                          ==============================================================

UNIT TRANSACTIONS
   Units purchased                                                    20,160                   739                 3,153
   Units redeemed                                                     (1,141)              (17,764)                 (658)
   Units transferred                                                 (79,292)               68,257                 5,257
                                                          --------------------------------------------------------------
Net increase (decrease) in units                                     (60,273)               51,232                 7,752
                                                          ==============================================================

                                                                                                          VAN KAMPEN
                                                                                                          BANDWIDTH &
                                                              VAN KAMPEN            VAN KAMPEN        TELECOMMUNICATIONS
                                                           U.S. REAL ESTATE      U.S. REAL ESTATE       (PINNACLE (TM))
                                                            (PINNACLE(TM))       (PINNACLE IV(TM))         DIVISION
                                                               DIVISION               DIVISION             -MAY 7*-
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
   Net investment income (loss)                           $          181,863    $           26,238    $            9,972
   Net realized gain (loss) on sales of investments                   56,704                (9,769)               (1,203)
   Change in net unrealized appreciation
      (depreciation) during the period                              (373,320)              (59,206)              (11,676)
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                                  (134,753)              (42,737)               (2,907)

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
RELATED TRANSACTIONS
   Contributions from contract holders                                41,298               244,457                     -
   Contract terminations and benefits                               (403,551)              (16,244)                    -
   Net transfers among investment options                            845,629               322,555                22,900
   Contract maintenance charges                                       (1,736)                 (164)                   (7)
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets
   from contract related transactions                                481,640               550,604                22,893
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                    346,887               507,867                19,986

Net assets, beginning of year                                      4,071,804                98,143                     -
                                                          --------------------------------------------------------------

NET ASSETS, END OF YEAR                                   $        4,418,691    $          606,010    $           19,986
                                                          ==============================================================

UNIT TRANSACTIONS
   Units purchased                                                     3,306                22,605                     -
   Units redeemed                                                    (33,149)               (1,622)                   (1)
   Units transferred                                                  66,943                30,015                10,198
                                                          --------------------------------------------------------------
Net increase (decrease) in units                                      37,100                50,998                10,197
                                                          ==============================================================

                                                              VAN KAMPEN            VAN KAMPEN
                                                              BANDWIDTH &         BIOTECHNOLOGY &
                                                          TELECOMMUNICATIONS      PHARMACEUTICAL
                                                           (PINNACLE IV(TM))      (PINNACLE(TM))
                                                              DIVISION              DIVISION
                                                          ----------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
   Net investment income (loss)                           $           18,175    $           (2,480)
   Net realized gain (loss) on sales of investments                   (8,422)             (274,776)
   Change in net unrealized appreciation
      (depreciation) during the period                               (53,345)             (171,327)
                                                          ----------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                                   (43,592)             (448,583)

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
RELATED TRANSACTIONS
   Contributions from contract holders                                28,417                 2,040
   Contract terminations and benefits                                 (1,792)              (61,928)
   Net transfers among investment options                             35,519            (1,212,368)
   Contract maintenance charges                                           (3)                 (170)
                                                          ----------------------------------------
Net increase (decrease) in net assets
   from contract related transactions                                 62,141            (1,272,426)
                                                          ----------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                     18,549            (1,721,009)

Net assets, beginning of year                                         25,262             2,005,880
                                                          ----------------------------------------

NET ASSETS, END OF YEAR                                   $           43,811    $          284,871
                                                          ========================================

UNIT TRANSACTIONS
   Units purchased                                                     6,346                   232
   Units redeemed                                                       (569)               (7,641)
   Units transferred                                                  12,379              (151,655)
                                                          ----------------------------------------
Net increase (decrease) in units                                      18,156              (159,064)
                                                          ========================================

SEE ACCOMPANYING NOTES.
* - 2002 inception date for division.
Note: Year ended unless otherwise noted.


                                                              VAN KAMPEN                                 VAN KAMPEN
                                                            BIOTECHNOLOGY &         VAN KAMPEN           MS HIGH-TECH
                                                            PHARMACEUTICAL           INTERNET              35 INDEX
                                                           (PINNACLE IV(TM))     (PINNACLE IV(TM))      (PINNACLE(TM))
                                                               DIVISION              DIVISION             DIVISION
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
   Net investment income (loss)                           $              193    $             (147)   $           (1,174)
   Net realized gain (loss) on sales of investments                  (24,900)               (6,146)             (125,945)
   Change in net unrealized appreciation
      (depreciation) during the period                               (23,920)               (5,719)               16,645
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                                   (48,627)              (12,012)             (110,474)

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
RELATED TRANSACTIONS
   Contributions from contract holders                               112,487                 6,975                     -
   Contract terminations and benefits                                 (3,574)                    -               (17,911)
   Net transfers among investment options                             63,405                 1,907              (106,008)
   Contract maintenance charges                                          (40)                    -                   (45)
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets
   from contract related transactions                                172,278                 8,882              (123,964)
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                    123,651                (3,130)             (234,438)

Net assets, beginning of year                                         43,828                10,024               282,033
                                                          --------------------------------------------------------------
NET ASSETS, END OF YEAR                                   $          167,479    $            6,894    $           47,595
                                                          ==============================================================

UNIT TRANSACTIONS
   Units purchased                                                    15,614                 1,089                     -
   Units redeemed                                                       (487)                    -                (2,320)
   Units transferred                                                   6,434                   587               (19,111)
                                                          --------------------------------------------------------------
Net increase (decrease) in units                                      21,561                 1,676               (21,431)
                                                          ==============================================================

                                                              VAN KAMPEN            VAN KAMPEN            VAN KAMPEN
                                                             MS HIGH-TECH             MS U.S.               MS U.S.
                                                               35 INDEX            MULTINATIONAL         MULTINATIONAL
                                                           (PINNACLE IV(TM))       (PINNACLE(TM))      (PINNACLE IV(TM))
                                                                DIVISION             DIVISION               DIVISION
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
   Net investment income (loss)                           $               (8)   $              124    $               95
   Net realized gain (loss) on sales of investments                      (23)                    -                   (25)
   Change in net unrealized appreciation
      (depreciation) during the period                                (1,132)                 (681)               (2,519)
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                                    (1,163)                 (557)               (2,449)

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
RELATED TRANSACTIONS
   Contributions from contract holders                                 2,194                     -                 5,666
   Contract terminations and benefits                                      -                     -                     -
   Net transfers among investment options                              1,665                 9,043                    (3)
   Contract maintenance charges                                           (9)                    -                    (2)
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets
   from contract related transactions                                  3,850                 9,043                 5,661
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                      2,687                 8,486                 3,212

Net assets, beginning of year                                            234                     -                   502
                                                          --------------------------------------------------------------
NET ASSETS, END OF YEAR                                   $            2,921    $            8,486    $            3,714
                                                          ==============================================================

UNIT TRANSACTIONS
   Units purchased                                                       238                     -                   610
   Units redeemed                                                          -                     -                     -
   Units transferred                                                     274                 1,510                     -
                                                          --------------------------------------------------------------
Net increase (decrease) in units                                         512                 1,510                   610
                                                          ==============================================================

                                                                                   INITIAL CLASS
                                                          --------------------------------------------------------------
                                                                                                           VIP III
                                                              VIP EQUITY-              VIP II               GROWTH &
                                                                INCOME               CONTRAFUND             INCOME
                                                            (PINNACLE(TM))          (PINNACLE(TM))       (PINNACLE(TM))
                                                               DIVISION               DIVISION             DIVISION
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
   Net investment income (loss)                           $          524,989    $          (83,027)   $           12,251
   Net realized gain (loss) on sales of investments               (1,666,950)           (1,995,470)           (1,385,066)
   Change in net unrealized appreciation
      (depreciation) during the period                            (2,291,835)              227,137            (1,006,166)
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                                (3,433,796)           (1,851,360)           (2,378,981)

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
RELATED TRANSACTIONS
   Contributions from contract holders                               119,541               111,409                60,061
   Contract terminations and benefits                             (1,711,995)           (1,806,228)             (982,838)
   Net transfers among investment options                            745,120               574,276              (884,697)
   Contract maintenance charges                                       (7,240)               (9,110)               (5,144)
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets
   from contract related transactions                               (854,574)           (1,129,653)           (1,812,618)
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                 (4,288,370)           (2,981,013)           (4,191,599)

Net assets, beginning of year                                     17,873,474            18,516,805            13,650,748
                                                          --------------------------------------------------------------

NET ASSETS, END OF YEAR                                   $       13,585,104    $       15,535,792    $        9,459,149
                                                          ==============================================================

UNIT TRANSACTIONS
   Units purchased                                                    10,961                 9,388                 5,413
   Units redeemed                                                   (165,872)             (153,488)              (92,717)
   Units transferred                                                  44,547                50,386               (91,078)
                                                          --------------------------------------------------------------
Net increase (decrease) in units                                    (110,364)              (93,714)             (178,382)
                                                          ==============================================================

SEE ACCOMPANYING NOTES.
* - 2002 inception date for division.
Note: Year ended unless otherwise noted.

                                                             INITIAL CLASS                INSTITUTIONAL SHARES
                                                          ------------------    ----------------------------------------
                                                                                                         JANUS ASPEN
                                                            VIP III GROWTH         JANUS ASPEN             CAPITAL
                                                              OPPORTUNITY           BALANCED            APPRECIATION
                                                             (PINNACLE(TM))       (PINNACLE(TM))        (PINNACLE(TM))
                                                               DIVISION             DIVISION              DIVISION
                                                          ------------------    ----------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
   Net investment income (loss)                           $           (3,621)   $          333,045    $         (165,236)
   Net realized gain (loss) on sales of investments               (1,342,128)            1,975,699            (2,503,868)
   Change in net unrealized appreciation
      (depreciation) during the period                               172,209            (5,302,255)           (1,183,568)
                                                          ------------------    ----------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                                (1,173,540)           (2,993,511)           (3,852,672)

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
RELATED TRANSACTIONS
   Contributions from contract holders                                23,781               189,714               183,627
   Contract terminations and benefits                               (825,434)           (4,576,939)           (2,026,446)
   Net transfers among investment options                           (693,423)           (4,855,891)           (5,605,077)
   Contract maintenance charges                                       (2,401)              (13,975)              (14,912)
                                                          ------------------    ----------------------------------------
Net increase (decrease) in net assets
   from contract related transactions                             (1,497,477)           (9,257,091)           (7,462,808)

INCREASE (DECREASE) IN NET ASSETS                                 (2,671,017)          (12,250,602)          (11,315,480)

Net assets, beginning of year                                      5,936,158            42,224,795            26,106,978
                                                          ------------------    ----------------------------------------
NET ASSETS, END OF YEAR                                   $        3,265,141    $       29,974,193    $       14,791,498
                                                          ==================    ========================================

UNIT TRANSACTIONS
   Units purchased                                                     3,027                13,093                12,970
   Units redeemed                                                   (104,660)             (317,849)             (148,642)
   Units transferred                                                 (87,622)             (347,602)             (413,221)
                                                          ------------------    ----------------------------------------
Net increase (decrease) in units                                    (189,255)             (652,358)             (548,893)
                                                          ==================    ========================================

                                                                    INSTITUTIONAL SHARES                SERVICE CLASS
                                                          ----------------------------------------    ------------------
                                                                                    JANUS ASPEN
                                                              JANUS ASPEN            WORLDWIDE
                                                             MONEY MARKET             GROWTH               VIP GROWTH
                                                             (PINNACLE(TM))       (PINNACLE(TM))         (PINNACLE(TM))
                                                               DIVISION              DIVISION               DIVISION
                                                          ----------------------------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
   Net investment income (loss)                           $           65,797    $         (115,575)   $          (45,618)
   Net realized gain (loss) on sales of investments                        -           (14,362,399)             (996,717)
   Change in net unrealized appreciation
      (depreciation) during the period                                     -             7,641,727              (496,426)
                                                          ----------------------------------------    ------------------

Net increase (decrease) in net assets resulting
   from operations                                                    65,797            (6,836,247)           (1,538,761)

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
RELATED TRANSACTIONS
   Contributions from contract holders                               102,504               220,531                91,301
   Contract terminations and benefits                            (10,096,074)           (1,707,976)             (271,718)
   Net transfers among investment options                          2,539,801            (4,840,520)               93,781
   Contract maintenance charges                                       (5,309)              (14,190)               (2,332)
                                                          ----------------------------------------    ------------------

Net increase (decrease) in net assets
   from contract related transactions                             (7,459,078)           (6,342,155)              (88,968)
                                                          ----------------------------------------    ------------------

INCREASE (DECREASE) IN NET ASSETS                                 (7,393,281)          (13,178,402)           (1,627,729)

Net assets, beginning of year                                     27,346,363            28,793,114             4,526,537
                                                          ----------------------------------------    ------------------
NET ASSETS, END OF YEAR                                   $       19,953,082    $       15,614,712    $        2,898,808
                                                          ========================================    ==================

UNIT TRANSACTIONS
   Units purchased                                                     8,748                19,324                11,090
   Units redeemed                                                   (862,127)             (159,928)              (37,360)
   Units transferred                                                 217,113              (465,562)               (8,933)
                                                          ----------------------------------------    ------------------
Net increase (decrease) in units                                    (636,266)             (606,166)              (35,203)
                                                          ========================================    ==================

                                                                                  SERVICE CLASS
                                                          --------------------------------------------------------------
                                                                VIP III            MFS EMERGING          MFS EMERGING
                                                                MID CAP               GROWTH                GROWTH
                                                             (PINNACLE(TM))        (PINNACLE(TM))      (PINNACLE IV(TM))
                                                                DIVISION             DIVISION              DIVISION
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
   Net investment income (loss)                           $          (49,040)   $          (16,874)   $           (2,069)
   Net realized gain (loss) on sales of investments                 (620,101)             (394,600)               (3,198)
   Change in net unrealized appreciation
      (depreciation) during the period                              (761,714)             (153,206)              (48,757)
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                                (1,430,855)             (564,680)              (54,024)

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
RELATED TRANSACTIONS
   Contributions from contract holders                               103,320                22,397                86,754
   Contract terminations and benefits                               (729,621)              (48,948)               (2,818)
   Net transfers among investment options                          1,010,766              (260,102)              114,412
   Contract maintenance charges                                       (4,831)                 (865)                  (46)
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets
   from contract related transactions                                379,634              (287,518)              198,302
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                 (1,051,221)             (852,198)              144,278

Net assets, beginning of year                                      9,458,988             1,766,504                69,408
                                                          --------------------------------------------------------------

NET ASSETS, END OF YEAR                                   $        8,407,767    $          914,306    $          213,686
                                                          ==============================================================

UNIT TRANSACTIONS
   Units purchased                                                     6,407                 5,378                11,875
   Units redeemed                                                    (48,492)              (12,230)                 (454)
   Units transferred                                                  42,159               (62,926)               16,606
                                                          --------------------------------------------------------------
Net increase (decrease) in units                                          74               (69,778)               28,027
                                                          ==============================================================

SEE ACCOMPANYING NOTES.
* - 2002 inception date for division.
Note: Year ended unless otherwise noted.

                                                                                  SERVICE CLASS
                                                          --------------------------------------------------------------
                                                             MFS INVESTORS        MFS INVESTORS           MFS MID CAP
                                                                TRUST                  TRUST                GROWTH
                                                            (PINNACLE(TM))       (PINNACLE IV(TM))       (PINNACLE(TM))
                                                               DIVISION              DIVISION              DIVISION
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
   Net investment income (loss)                           $          (11,634)   $           (1,872)   $          (62,474)
   Net realized gain (loss) on sales of investments                 (245,060)               (1,844)           (2,360,053)
   Change in net unrealized appreciation
      (depreciation) during the period                               (79,336)              (43,747)             (920,663)
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                                  (336,030)              (47,463)           (3,343,190)

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
RELATED TRANSACTIONS
   Contributions from contract holders                                 1,861               120,355               122,595
   Contract terminations and benefits                               (132,383)               (7,559)             (419,516)
   Net transfers among investment options                         (1,067,290)               90,956              (880,982)
   Contract maintenance charges                                         (435)                  (27)               (2,057)
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets
   from contract related transactions                             (1,198,247)              203,725            (1,179,960)
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                 (1,534,277)              156,262            (4,523,150)

Net assets, beginning of year                                      2,417,209                82,442             6,813,838
                                                          --------------------------------------------------------------
NET ASSETS, END OF YEAR                                   $          882,932    $          238,704    $        2,290,688
                                                          ==============================================================
UNIT TRANSACTIONS
   Units purchased                                                       270                13,246                18,209
   Units redeemed                                                    (17,581)                 (902)              (75,160)
   Units transferred                                                (135,376)               11,288              (289,086)
                                                          --------------------------------------------------------------
Net increase (decrease) in units                                    (152,687)               23,632              (346,037)
                                                          ==============================================================

                                                                                  SERVICE CLASS
                                                          --------------------------------------------------------------
                                                              MFS MID CAP             MFS NEW              MFS NEW
                                                                GROWTH               DISCOVERY             DISCOVERY
                                                           (PINNACLE IV(TM))       (PINNACLE(TM))      (PINNACLE IV(TM))
                                                                DIVISION              DIVISION             DIVISION
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
   Net investment income (loss)                           $           (5,278)   $          (47,141)   $           (5,911)
   Net realized gain (loss) on sales of investments                  (88,512)             (586,424)              (31,470)
   Change in net unrealized appreciation
      (depreciation) during the period                              (120,772)             (893,078)             (130,645)
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                                  (214,562)           (1,526,643)             (168,026)

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
RELATED TRANSACTIONS
   Contributions from contract holders                               325,971                86,234               321,045
   Contract terminations and benefits                                (12,839)             (232,068)              (12,151)
   Net transfers among investment options                             99,059               339,448               136,146
   Contract maintenance charges                                          (74)               (1,313)                 (123)
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets
   from contract related transactions                                412,117               192,301               444,917
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                    197,555            (1,334,342)              276,891

Net assets, beginning of year                                        185,015             3,623,835               175,245
                                                          --------------------------------------------------------------
NET ASSETS, END OF YEAR                                   $          382,570    $        2,289,493    $          452,136
                                                          ==============================================================

UNIT TRANSACTIONS
   Units purchased                                                    45,511                11,039                35,030
   Units redeemed                                                     (2,214)              (33,485)               (1,812)
   Units transferred                                                  11,703                (2,819)               16,246
                                                          --------------------------------------------------------------
Net increase (decrease) in units                                      55,000               (25,265)               49,464
                                                          ==============================================================

                                                                                  SERVICE CLASS
                                                          --------------------------------------------------------------
                                                              MFS CAPITAL           MFS CAPITAL          MFS INVESTORS
                                                             OPPORTUNITIES         OPPORTUNITIES          GROWTH STOCK
                                                             (PINNACLE(TM))      (PINNACLE IV(TM))     (PINNACLE IV(TM))
                                                               DIVISION               DIVISION              DIVISION
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
   Net investment income (loss)                           $          (36,128)   $           (3,116)   $           (1,009)
   Net realized gain (loss) on sales of investments               (1,122,215)               (6,021)               (4,772)
   Change in net unrealized appreciation
      (depreciation) during the period                                75,809               (73,993)              (19,184)
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                                (1,082,534)              (83,130)              (24,965)

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
RELATED TRANSACTIONS
   Contributions from contract holders                                68,488                61,034                47,939
   Contract terminations and benefits                               (179,344)              (11,125)               (6,506)
   Net transfers among investment options                           (785,953)              103,813                 9,526
   Contract maintenance charges                                       (1,556)                  (91)                   (4)
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets
   from contract related transactions                               (898,365)              153,631                50,955
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                 (1,980,899)               70,501                25,990

Net assets, beginning of year                                      3,686,030               141,091                49,758
                                                          --------------------------------------------------------------

NET ASSETS, END OF YEAR                                   $        1,705,131    $          211,592    $           75,748
                                                          ==============================================================

UNIT TRANSACTIONS
   Units purchased                                                    11,252                 7,124                 5,671
   Units redeemed                                                    (34,658)               (1,735)                 (845)
   Units transferred                                                (162,027)               12,878                 1,175
                                                          --------------------------------------------------------------
Net increase (decrease) in units                                    (185,433)               18,267                 6,001
                                                          ==============================================================

SEE ACCOMPANYING NOTES.
* - 2002 inception date for division.
Note: Year ended unless otherwise noted.

                                                                       SERVICE CLASS                   SERVICE CLASS 2
                                                          ----------------------------------------    ------------------
                                                                                     MFS TOTAL
                                                             MFS RESEARCH             RETURN             VIP CONTRAFUND
                                                           (PINNACLE IV(TM))     (PINNACLE IV(TM))     (PINNACLE IV(TM))
                                                               DIVISION             DIVISION              DIVISION
                                                          ----------------------------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
   Net investment income (loss)                           $             (678)   $           19,305    $          (12,140)
   Net realized gain (loss) on sales of investments                   (6,128)              (64,701)              (75,455)
   Change in net unrealized appreciation
      (depreciation) during the period                                (9,011)              (83,785)             (113,921)
                                                          ----------------------------------------    ------------------
Net increase (decrease) in net assets resulting
   from operations                                                   (15,817)             (129,181)             (201,516)

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
RELATED TRANSACTIONS
   Contributions from contract holders                                14,555             1,259,893               942,403
   Contract terminations and benefits                                 (1,343)              (43,119)              (37,969)
   Net transfers among investment options                             13,443               856,996               394,976
   Contract maintenance charges                                          (31)                 (288)                 (224)
                                                          ----------------------------------------    ------------------
Net increase (decrease) in net assets
   from contract related transactions                                 26,624             2,073,482             1,299,186
                                                          ----------------------------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS                                     10,807             1,944,301             1,097,670

Net assets, beginning of year                                         28,845               485,728               473,654
                                                          ----------------------------------------    ------------------
NET ASSETS, END OF YEAR                                   $           39,652    $        2,430,029    $        1,571,324
                                                          ========================================    ==================

UNIT TRANSACTIONS
   Units purchased                                                     1,618               128,708                99,519
   Units redeemed                                                       (169)               (4,571)               (4,265)
   Units transferred                                                   1,186                89,136                37,622
                                                          ----------------------------------------    ------------------
Net increase (decrease) in units                                       2,635               213,273               132,876
                                                          ========================================    ==================

                                                                                 SERVICE CLASS 2
                                                          --------------------------------------------------------------
                                                              VIP DYNAMIC
                                                                CAPITAL             VIP EQUITY-           VIP GROWTH &
                                                             APPRECIATION             INCOME                INCOME
                                                           (PINNACLE IV(TM))     (PINNACLE IV(TM))     (PINNACLE IV(TM))
                                                               DIVISION              DIVISION              DIVISION
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
   Net investment income (loss)                           $             (720)   $           10,983    $           (3,208)
   Net realized gain (loss) on sales of investments                  (14,271)             (204,208)              (15,687)
   Change in net unrealized appreciation
      (depreciation) during the period                                (5,019)             (187,718)              (87,630)
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                                   (20,010)             (380,943)             (106,525)

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
RELATED TRANSACTIONS
   Contributions from contract holders                                92,248             1,082,633               421,641
   Contract terminations and benefits                                   (711)              (59,623)              (25,880)
   Net transfers among investment options                            (73,544)            1,230,870               369,104
   Contract maintenance charges                                           (7)                 (462)                  (84)
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets
   from contract related transactions                                 17,986             2,253,418               764,781
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                     (2,024)            1,872,475               658,256

Net assets, beginning of year                                         28,705               860,264               265,043
                                                          --------------------------------------------------------------

NET ASSETS, END OF YEAR                                   $           26,681    $        2,732,739    $          923,299
                                                          ==============================================================

UNIT TRANSACTIONS
   Units purchased                                                     9,499               122,154                48,018
   Units redeemed                                                        (79)               (7,162)               (3,037)
   Units transferred                                                  (9,358)              143,004                42,094
                                                          --------------------------------------------------------------
Net increase (decrease) in units                                          62               257,996                87,075
                                                          ==============================================================

                                                                                 SERVICE CLASS 2
                                                          --------------------------------------------------------------
                                                                                     VIP GROWTH
                                                              VIP GROWTH           OPPORTUNITIES          VIP MID CAP
                                                           (PINNACLE IV(TM))     (PINNACLE IV(TM))     (PINNACLE IV(TM))
                                                               DIVISION              DIVISION              DIVISION
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
   Net investment income (loss)                           $           (8,802)   $             (394)   $          (13,994)
   Net realized gain (loss) on sales of investments                 (149,277)               (2,615)             (231,833)
   Change in net unrealized appreciation
      (depreciation) during the period                               (73,348)               (9,521)               (5,953)
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                                  (231,427)              (12,530)             (251,780)

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
RELATED TRANSACTIONS
   Contributions from contract holders                               467,399                57,592               774,109
   Contract terminations and benefits                                (19,566)               (8,238)              (53,472)
   Net transfers among investment options                            184,275                (5,031)            1,024,542
   Contract maintenance charges                                         (200)                  (16)                 (284)
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets
   from contract related transactions                                631,908                44,307             1,744,895
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                    400,481                31,777             1,493,115

Net assets, beginning of year                                        383,761                44,988               404,392
                                                          --------------------------------------------------------------

NET ASSETS, END OF YEAR                                   $          784,242    $           76,765    $        1,897,507
                                                          ==============================================================

UNIT TRANSACTIONS
   Units purchased                                                    54,835                 6,840                77,777
   Units redeemed                                                     (2,848)                 (989)               (5,920)
   Units transferred                                                  28,486                  (117)               97,820
                                                          --------------------------------------------------------------
Net increase (decrease) in units                                      80,473                 5,734               169,677
                                                          ==============================================================

SEE ACCOMPANYING NOTES.
* - 2002 inception date for division.
Note: Year ended unless otherwise noted.

                                                           SERVICE CLASS 2                   SERVICE SHARES
                                                          ------------------    ----------------------------------------
                                                                                   JANUS ASPEN           JANUS ASPEN
                                                               VIP MONEY            AGGRESSIVE            AGGRESSIVE
                                                                MARKET                GROWTH                GROWTH
                                                           (PINNACLE IV(TM))      (PINNACLE(TM))       (PINNACLE IV(TM))
                                                               DIVISION              DIVISION              DIVISION
                                                          ------------------    ----------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
   Net investment income (loss)                           $           (1,186)   $          (13,174)   $             (534)
   Net realized gain (loss) on sales of investments                        -              (391,215)               (4,856)
   Change in net unrealized appreciation
      (depreciation) during the period                                    43                43,769                (5,382)
                                                          ------------------    ----------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                                    (1,143)             (360,620)              (10,772)

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
RELATED TRANSACTIONS
   Contributions from contract holders                               760,359                13,554                27,220
   Contract terminations and benefits                               (668,343)              (83,239)               (4,370)
   Net transfers among investment options                          1,248,505              (403,875)                9,357
   Contract maintenance charges                                         (396)                 (848)                  (27)
                                                          ------------------    ----------------------------------------
Net increase (decrease) in net assets
   from contract related transactions                              1,340,125              (474,408)               32,180
                                                          ------------------    ----------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                  1,338,982              (835,028)               21,408

Net assets, beginning of year                                      2,236,376             1,513,844                21,000
                                                          ------------------    ----------------------------------------
NET ASSETS, END OF YEAR                                   $        3,575,358    $          678,816    $           42,408
                                                          ==================    ========================================

UNIT TRANSACTIONS
   Units purchased                                                    75,608                 4,278                 3,714
   Units redeemed                                                    (66,499)              (24,505)                 (633)
   Units transferred                                                 124,123              (118,170)                1,359
                                                          ------------------    ----------------------------------------
Net increase (decrease) in units                                     133,232              (138,397)                4,440
                                                          ==================    ========================================

                                                                                  SERVICE SHARES
                                                          --------------------------------------------------------------
                                                                                    JANUS ASPEN
                                                             JANUS ASPEN              CAPITAL            JANUS ASPEN
                                                               BALANCED            APPRECIATION           CORE EQUITY
                                                          (PINNACLE IV(TM))      (PINNACLE IV(TM))     (PINNACLE IV(TM))
                                                               DIVISION              DIVISION              DIVISION
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
   Net investment income (loss)                           $            7,469    $           (3,091)   $             (495)
   Net realized gain (loss) on sales of investments                  (64,777)               (1,018)               (2,536)
   Change in net unrealized appreciation
      (depreciation) during the period                               (44,380)              (49,484)               (6,569)
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                                  (101,688)              (53,593)               (9,600)

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
RELATED TRANSACTIONS
   Contributions from contract holders                               579,369               210,524                31,289
   Contract terminations and benefits                                (81,293)              (19,264)               (6,797)
   Net transfers among investment options                            630,250                51,358                 4,217
   Contract maintenance charges                                         (336)                 (113)                    -
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets
   from contract related transactions                              1,127,990               242,505                28,709
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                  1,026,302               188,912                19,109

Net assets, beginning of year                                        462,358               143,253                23,391
                                                          --------------------------------------------------------------

NET ASSETS, END OF YEAR                                   $        1,488,660    $          332,165    $           42,500
                                                          ==============================================================

UNIT TRANSACTIONS
   Units purchased                                                    60,570                24,033                 3,476
   Units redeemed                                                     (8,839)               (2,603)                 (842)
   Units transferred                                                  65,108                 5,795                   428
                                                          --------------------------------------------------------------
Net increase (decrease) in units                                     116,839                27,225                 3,062
                                                          ==============================================================

                                                                                  SERVICE SHARES
                                                          --------------------------------------------------------------
                                                                                                         JANUS ASPEN
                                                              JANUS ASPEN           JANUS ASPEN         INTERNATIONAL
                                                                GROWTH                GROWTH               GROWTH
                                                             (PINNACLE(TM))      (PINNACLE IV(TM))     (PINNACLE IV(TM))
                                                                DIVISION             DIVISION             DIVISION
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
   Net investment income (loss)                           $          (17,034)   $           (4,998)   $             (367)
   Net realized gain (loss) on sales of investments                 (181,147)             (107,127)               (7,784)
   Change in net unrealized appreciation
      (depreciation) during the period                              (117,328)              (21,585)               (7,127)
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                                  (315,509)             (133,710)              (15,278)

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
RELATED TRANSACTIONS
   Contributions from contract holders                                 6,971               194,865                 8,545
   Contract terminations and benefits                                (96,588)              (13,703)                    -
   Net transfers among investment options                           (437,142)             (256,491)              (30,713)
   Contract maintenance charges                                         (894)                  (71)                   (4)
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets
   from contract related transactions                               (527,653)              (75,400)              (22,172)
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                   (843,162)             (209,110)              (37,450)

Net assets, beginning of year                                      1,593,538               439,338                58,160
                                                          --------------------------------------------------------------

NET ASSETS, END OF YEAR                                   $          750,376    $          230,228    $           20,710
                                                          ==============================================================

UNIT TRANSACTIONS
   Units purchased                                                     1,240                23,570                   970
   Units redeemed                                                    (16,534)               (1,815)                    -
   Units transferred                                                 (71,667)              (35,044)               (4,076)
                                                          --------------------------------------------------------------
Net increase (decrease) in units                                     (86,961)              (13,289)               (3,106)
                                                          ==============================================================

SEE ACCOMPANYING NOTES.
* - 2002 inception date for division.
Note: Year ended unless otherwise noted.

                                                                                   SERVICE SHARES
                                                          --------------------------------------------------------------
                                                                                                         JANUS ASPEN
                                                              JANUS ASPEN           JANUS ASPEN           WORLDWIDE
                                                            STRATEGIC VALUE       STRATEGIC VALUE           GROWTH
                                                             (PINNACLE(TM))      (PINNACLE IV(TM))     (PINNACLE IV(TM))
                                                               DIVISION               DIVISION              DIVISION
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
   Net investment income (loss)                           $          (19,249)   $           (1,956)   $           (2,930)
   Net realized gain (loss) on sales of investments                 (190,654)              (13,299)              (30,661)
   Change in net unrealized appreciation
      (depreciation) during the period                              (193,506)              (30,948)              (91,459)
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                                  (403,409)              (46,203)             (125,050)

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
RELATED TRANSACTIONS
   Contributions from contract holders                                 6,412               155,754               236,265
   Contract terminations and benefits                               (107,129)              (14,622)              (33,318)
   Net transfers among investment options                           (393,161)               82,533              (194,650)
   Contract maintenance charges                                         (652)                  (52)                 (197)
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets
   from contract related transactions                               (494,530)              223,613                 8,100
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                   (897,939)              177,410              (116,950)

Net assets, beginning of year                                      1,872,599                25,929               501,738
                                                          --------------------------------------------------------------
NET ASSETS, END OF YEAR                                   $          974,660    $          203,339    $          384,788
                                                          ==============================================================

UNIT TRANSACTIONS
   Units purchased                                                       801                17,741                26,463
   Units redeemed                                                    (14,182)               (1,784)               (4,239)
   Units transferred                                                 (53,802)                9,744               (19,705)
                                                          --------------------------------------------------------------
Net increase (decrease) in units                                     (67,183)               25,701                 2,519
                                                          ==============================================================

                                                                                 CLASS 1B SHARES
                                                          --------------------------------------------------------------
                                                              PUTNAM VT             PUTNAM VT             PUTNAM VT
                                                               GROWTH &              GROWTH &            INTERNATIONAL
                                                                INCOME                INCOME                 GROWTH
                                                            (PINNACLE(TM))       (PINNACLE IV(TM))      (PINNACLE(TM))
                                                               DIVISION               DIVISION            DIVISION
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
   Net investment income (loss)                           $              572    $            2,584    $           (6,316)
   Net realized gain (loss) on sales of investments                  (31,068)               (9,426)              (89,518)
   Change in net unrealized appreciation
      (depreciation) during the period                               (28,757)              (59,186)               10,725
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                                   (59,253)              (66,028)              (85,109)

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
RELATED TRANSACTIONS
   Contributions from contract holders                                33,232               294,055                 6,149
   Contract terminations and benefits                                (68,508)              (15,038)             (347,306)
   Net transfers among investment options                            385,218               104,131             1,306,516
   Contract maintenance charges                                          (38)                  (52)                 (199)
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets
   from contract related transactions                                349,904               383,096               965,160
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                    290,651               317,068               880,051

Net assets, beginning of year                                        194,480               191,143               485,053
                                                          --------------------------------------------------------------
NET ASSETS, END OF YEAR                                   $          485,131    $          508,211    $        1,365,104
                                                          ==============================================================

UNIT TRANSACTIONS
   Units purchased                                                     3,627                32,518                   734
   Units redeemed                                                     (8,814)               (1,880)              (43,960)
   Units transferred                                                  48,570                16,087               167,885
                                                          --------------------------------------------------------------
Net increase (decrease) in units                                      43,383                46,725               124,659
                                                          ==============================================================

                                                                                 CLASS 1B SHARES
                                                          --------------------------------------------------------------
                                                               PUTNAM VT             PUTNAM VT             PUTNAM VT
                                                             INTERNATIONAL           SMALL CAP             SMALL CAP
                                                                GROWTH                 VALUE                 VALUE
                                                           (PINNACLE IV(TM))       (PINNACLE(TM))      (PINNACLE IV(TM))
                                                                DIVISION              DIVISION             DIVISION
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
   Net investment income (loss)                           $           (2,249)   $          (11,812)   $           (5,642)
   Net realized gain (loss) on sales of investments                  (15,469)              (99,975)              (81,852)
   Change in net unrealized appreciation
      (depreciation) during the period                               (26,970)             (673,331)             (152,073)
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                                   (44,688)             (785,118)             (239,567)

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
RELATED TRANSACTIONS
   Contributions from contract holders                               161,260                66,494               967,151
   Contract terminations and benefits                                (10,138)             (242,940)              (19,058)
   Net transfers among investment options                            286,553             2,267,743               352,939
   Contract maintenance charges                                          (36)               (1,120)                 (206)
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets
   from contract related transactions                                437,639             2,090,177             1,300,826
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                    392,951             1,305,059             1,061,259

Net assets, beginning of year                                         62,726               740,919               182,704
                                                          --------------------------------------------------------------
NET ASSETS, END OF YEAR                                   $          455,677    $        2,045,978    $        1,243,963
                                                          ==============================================================

UNIT TRANSACTIONS
   Units purchased                                                    17,561                 6,603                98,944
   Units redeemed                                                     (1,271)              (26,140)               (2,165)
   Units transferred                                                  35,278               195,569                37,144
                                                          --------------------------------------------------------------
Net increase (decrease) in units                                      51,568               176,032               133,923
                                                          ==============================================================

SEE ACCOMPANYING NOTES.
* - 2002 inception date for division.
Note: Year ended unless otherwise noted.

                                                                                 CLASS 1B SHARES
                                                          --------------------------------------------------------------
                                                               PUTNAM VT             PUTNAM VT
                                                              TECHNOLOGY             TECHNOLOGY           PUTNAM VT
                                                             (PINNACLE(TM))       (PINNACLE IV(TM))       VOYAGER II
                                                                DIVISION              DIVISION          (PINNACLE(TM))
                                                             -OCTOBER 11**-        -OCTOBER 11**-          DIVISION
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
   Net investment income (loss)                           $             (211)   $             (632)   $           (1,842)
   Net realized gain (loss) on sales of investments                  (11,515)              (22,531)              (26,705)
   Change in net unrealized appreciation
      (depreciation) during the period                                   499                  (797)              (25,556)
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                                   (11,227)              (23,960)              (54,103)

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
RELATED TRANSACTIONS
   Contributions from contract holders                                     -                19,420                 3,017
   Contract terminations and benefits                                   (263)               (1,734)              (33,998)
   Net transfers among investment options                             (6,128)              (19,141)              187,474
   Contract maintenance charges                                          (19)                   (5)                  (34)
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets
   from contract related transactions                                 (6,410)               (1,460)              156,459
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                    (17,637)              (25,420)              102,356

Net assets, beginning of year                                         17,637                25,420                93,966
                                                          --------------------------------------------------------------
NET ASSETS, END OF YEAR                                   $                -    $                -    $          196,322
                                                          ==============================================================

UNIT TRANSACTIONS
   Units purchased                                                         -                 2,264                   451
   Units redeemed                                                        (36)                 (220)               (4,911)
   Units transferred                                                  (1,939)               (4,881)               25,524
                                                          --------------------------------------------------------------
Net increase (decrease) in units                                      (1,975)               (2,837)               21,064
                                                          ==============================================================

                                                           CLASS IB SHARES                    CLASS A
                                                          ------------------    ----------------------------------------
                                                               PUTNAM VT            SCUDDER EAFE          SCUDDER EAFE
                                                               VOYAGER II           EQUITY INDEX          EQUITY INDEX
                                                           (PINNACLE IV(TM))       (PINNACLE(TM))      (PINNACLE IV(TM))
                                                                DIVISION             DIVISION              DIVISION
                                                          ------------------    ----------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
   Net investment income (loss)                           $           (1,708)   $              503    $              322
   Net realized gain (loss) on sales of investments                   (5,908)             (380,699)               (1,021)
   Change in net unrealized appreciation
      (depreciation) during the period                               (39,078)              (52,342)              (31,935)
                                                          ------------------    ----------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                                   (46,694)             (432,538)              (32,634)

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
RELATED TRANSACTIONS
   Contributions from contract holders                               152,722                24,673               121,131
   Contract terminations and benefits                                 (5,105)             (463,270)               (4,287)
   Net transfers among investment options                             52,473               393,684                (3,295)
   Contract maintenance charges                                          (29)               (1,127)                  (22)
                                                          ------------------    ----------------------------------------
Net increase (decrease) in net assets
   from contract related transactions                                200,061               (46,040)              113,527
                                                          ------------------    ----------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                    153,367              (478,578)               80,893

Net assets, beginning of year                                         36,526             2,234,077                49,453
                                                          ------------------    ----------------------------------------
NET ASSETS, END OF YEAR                                   $          189,893    $        1,755,499    $          130,346
                                                          ==================    ========================================

UNIT TRANSACTIONS
   Units purchased                                                    18,918                 2,937                13,182
   Units redeemed                                                       (782)              (65,494)                 (495)
   Units transferred                                                   8,105                66,706                     6
                                                          ------------------    ----------------------------------------
Net increase (decrease) in units                                      26,241                 4,149                12,693
                                                          ==================    ========================================

                                                                                     CLASS A
                                                          --------------------------------------------------------------
                                                            SCUDDER EQUITY        SCUDDER EQUITY         SCUDDER SMALL
                                                              500 INDEX             500 INDEX              CAP INDEX
                                                            (PINNACLE(TM))       (PINNACLE IV(TM))       (PINNACLE(TM))
                                                               DIVISION             DIVISION               DIVISION
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
   Net investment income (loss)                           $          (98,091)   $            4,034    $          (33,171)
   Net realized gain (loss) on sales of investments               (5,878,635)             (148,633)             (458,324)
   Change in net unrealized appreciation
      (depreciation) during the period                                66,761               (19,786)             (648,587)
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                                (5,909,965)             (164,385)           (1,140,082)

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
RELATED TRANSACTIONS
   Contributions from contract holders                               197,917               289,006                36,678
   Contract terminations and benefits                             (1,932,527)              (62,929)             (339,036)
   Net transfers among investment options                         (2,960,537)              975,838              (181,291)
   Contract maintenance charges                                      (10,642)                 (219)               (1,828)
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets
   from contract related transactions                             (4,705,789)            1,201,696              (485,477)
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                (10,615,754)            1,037,311            (1,625,559)

Net assets, beginning of year                                     28,006,946               403,329             5,064,447
                                                          --------------------------------------------------------------
NET ASSETS, END OF YEAR                                   $       17,391,192    $        1,440,640    $        3,438,888
                                                          ==============================================================

UNIT TRANSACTIONS
   Units purchased                                                    18,003                33,620                 3,607
   Units redeemed                                                   (190,149)               (8,303)              (39,170)
   Units transferred                                                (274,221)              129,709               (30,049)
                                                          --------------------------------------------------------------
Net increase (decrease) in units                                    (446,367)              155,026               (65,612)
                                                          ==============================================================

SEE ACCOMPANYING NOTES.
* - 2002 inception date for division.
Note: Year ended unless otherwise noted.

                                                                  CLASS A                        CLASS B
                                                          ------------------    ----------------------------------------
                                                             SCUDDER SMALL        SCUDDER EQUITY        SCUDDER SMALL
                                                               CAP INDEX             500 INDEX             CAP INDEX
                                                           (PINNACLE IV(TM))     (PINNACLE IV(TM))     (PINNACLE IV(TM))
                                                               DIVISION             DIVISION              DIVISION
                                                          ------------------    ----------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
   Net investment income (loss)                           $             (348)   $           13,209    $              (43)
   Net realized gain (loss) on sales of investments                   (2,342)                  (90)               (4,185)
   Change in net unrealized appreciation
      (depreciation) during the period                               (29,387)              (45,823)               (1,348)
                                                          ------------------    ----------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                                   (32,077)              (32,704)               (5,576)

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
RELATED TRANSACTIONS
   Contributions from contract holders                                51,769               511,289                31,784
   Contract terminations and benefits                                 (2,999)                    -                     -
   Net transfers among investment options                            131,667             1,378,146               (11,041)
   Contract maintenance charges                                          (70)                    -                     -
                                                          ------------------    ----------------------------------------
Net increase (decrease) in net assets
   from contract related transactions                                180,367             1,889,435                20,743
                                                          ------------------    ----------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                    148,290             1,856,731                15,167

Net assets, beginning of year                                         27,195                     -                     -
                                                          ------------------    ----------------------------------------
NET ASSETS, END OF YEAR                                   $          175,485    $        1,856,731    $           15,167
                                                          ==================    ========================================

UNIT TRANSACTIONS
   Units purchased                                                     5,164                60,200                 3,563
   Units redeemed                                                       (330)                  (12)                    -
   Units transferred                                                  14,758               162,175                (1,570)
                                                          ------------------    ----------------------------------------
Net increase (decrease) in units                                      19,592               222,363                 1,993
                                                          ==================    ========================================

SEE ACCOMPANYING NOTES.
* - 2002 inception date for division.
Note:  Year ended unless otherwise noted.

                       Statement of Changes in Net Assets

                        Periods Ended December 31, 2001

                                                                                                         GABELLI LARGE
                                                                                  GABELLI LARGE             CAP VALUE
                                                                                     CAP VALUE          (PINNACLE IV(TM))
                                                                                  (PINNACLE(TM))           DIVISION
                                                                TOTAL                DIVISION             -JULY 30*-
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)                          $        6,913,582    $          171,775    $              261
    Net realized gain (loss) on sales of investments             (25,138,817)           (2,042,394)               (2,930)
    Change in net unrealized appreciation
      (depreciation) during the period                           (32,143,723)             (117,703)                5,801
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                                (50,368,958)           (1,988,322)                3,132

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
  RELATED TRANSACTIONS
    Contributions from contract holders                           39,370,372             1,059,160                95,769
    Contract terminations and benefits                           (37,236,275)           (1,729,664)              (80,677)
    Net transfers among investment options                        20,803,799             2,465,698               131,839
    Contract maintenance charges                                    (123,232)               (2,611)                    -
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets
  from contract related transactions                              22,814,664             1,792,583               146,931
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                (27,554,294)             (195,739)              150,063

Net assets, beginning of year                                    394,633,126             8,930,019                     -
                                                          --------------------------------------------------------------
NET ASSETS, END OF YEAR                                   $      367,078,832    $        8,734,280    $          150,063
                                                          ==============================================================

UNIT TRANSACTIONS
  Units purchased                                                                           60,554                10,603
  Units redeemed                                                                          (104,408)               (9,366)
  Units transferred                                                                        126,872                15,835
                                                                                ----------------------------------------
Net increase (decrease) in units                                                            83,018                17,072
                                                                                ========================================

                                                                                   HARRIS BRETALL
                                                             HARRIS BRETALL      SULLIVAN & SMITH
                                                            SULLIVAN & SMITH       EQUITY GROWTH
                                                             EQUITY GROWTH       (PINNACLE IV(TM))
                                                             (PINNACLE(TM))          DIVISION
                                                                DIVISION             -JULY 20*-
                                                          ----------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)                          $        1,560,906    $              405
    Net realized gain (loss) on sales of investments              (1,712,348)                  (16)
    Change in net unrealized appreciation
      (depreciation) during the period                            (9,004,971)                2,990
                                                          ----------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                                 (9,156,413)                3,379

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
  RELATED TRANSACTIONS
    Contributions from contract holders                              737,277                60,548
    Contract terminations and benefits                            (2,933,940)                 (394)
    Net transfers among investment options                        (2,235,383)               24,893
    Contract maintenance charges                                      (8,898)                    -
                                                          ----------------------------------------
Net increase (decrease) in net assets
  from contract related transactions                              (4,440,944)               85,047
                                                          ----------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                (13,597,357)               88,426

Net assets, beginning of year                                     33,256,756                     -
                                                          ----------------------------------------
NET ASSETS, END OF YEAR                                   $       19,659,399    $           88,426
                                                          ========================================

UNIT TRANSACTIONS
  Units purchased                                                     33,404                 6,719
  Units redeemed                                                    (136,936)                  (43)
  Units transferred                                                 (103,894)                2,946
                                                          ----------------------------------------
Net increase (decrease) in units                                    (207,426)                9,622
                                                          ========================================

                                                                                   THIRD AVENUE
                                                             THIRD AVENUE             VALUE
                                                                VALUE            (PINNACLE IV(TM))
                                                            (PINNACLE(TM))           DIVISION
                                                               DIVISION             -JULY 30*-
                                                          ----------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)                          $         (122,203)   $             (410)
    Net realized gain (loss) on sales of investments              (1,445,734)               (5,766)
    Change in net unrealized appreciation
      (depreciation) during the period                             4,100,960                30,358
                                                          ----------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                                  2,533,023                24,182

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
  RELATED TRANSACTIONS
    Contributions from contract holders                            1,973,904               340,380
    Contract terminations and benefits                            (2,177,706)               (8,864)
    Net transfers among investment options                         9,206,716               213,152
    Contract maintenance charges                                      (6,631)                    -
                                                          ----------------------------------------
Net increase (decrease) in net assets
  from contract related transactions                               8,996,283               544,668
                                                          ----------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                 11,529,306               568,850

Net assets, beginning of year                                     16,162,047                     -
                                                          ----------------------------------------
NET ASSETS, END OF YEAR                                   $       27,691,353    $          568,850
                                                          ========================================

UNIT TRANSACTIONS
  Units purchased                                                     67,648                35,884
  Units redeemed                                                     (76,012)                 (924)
  Units transferred                                                  323,065                22,326
                                                          ----------------------------------------
Net increase (decrease) in units                                     314,701                57,286
                                                          ========================================

SEE ACCOMPANYING NOTES.
* - 2002 inception date for division.
Note:  Year ended unless otherwise noted.

                                                                                      BARON
                                                                BARON               SMALL CAP            DEUTSCHE VIT
                                                              SMALL CAP               VALUE                  EAFE
                                                                VALUE           (PINNACLE IV(TM))        EQUITY INDEX
                                                            (PINNACLE(TM))           DIVISION           (PINNACLE(TM))
                                                               DIVISION             -JULY 30*-             DIVISION
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)                          $          (51,227)   $             (274)   $          (35,052)
    Net realized gain (loss) on sales of investments                 (20,245)                  (17)             (676,222)
    Change in net unrealized appreciation
      (depreciation) during the period                               273,574                10,159               192,415
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                                   202,102                 9,868              (518,859)

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
  RELATED TRANSACTIONS
    Contributions from contract holders                               80,767                44,293               189,456
    Contract terminations and benefits                              (510,047)                 (274)             (199,944)
    Net transfers among investment options                         1,066,625               100,818              (132,372)
    Contract maintenance charges                                      (1,372)                    -                  (691)
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets
  from contract related transactions                                 635,973               144,837              (143,551)
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                    838,075               154,705              (662,410)

Net assets, beginning of year                                      3,530,127                     -             2,896,487
                                                          --------------------------------------------------------------

NET ASSETS, END OF YEAR                                   $        4,368,202    $          154,705    $        2,234,077
                                                          ==============================================================
UNIT TRANSACTIONS
  Units purchased                                                      4,674                 4,749                18,052
  Units redeemed                                                     (29,998)                  (30)              (20,394)
  Units transferred                                                   61,846                10,736                11,865
                                                          --------------------------------------------------------------
Net increase (decrease) in units                                      36,522                15,455                 9,523
                                                          ==============================================================

                                                             DEUTSCHE VIT                                DEUTSCHE VIT
                                                                 EAFE              DEUTSCHE VIT             EQUITY
                                                             EQUITY INDEX             EQUITY              500 INDEX
                                                          (PINNACLE IV(TM))         500 INDEX         (PINNACLE IV(TM))
                                                               DIVISION           (PINNACLE(TM))           DIVISION
                                                              -JULY 30*-             DIVISION             -JULY 30*-
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)                          $              (99)   $         (142,295)   $            2,391
    Net realized gain (loss) on sales of investments                      (5)             (593,255)                8,594
    Change in net unrealized appreciation
      (depreciation) during the period                                   415            (3,811,035)                4,397
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                                       311            (4,546,585)               15,382

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
  RELATED TRANSACTIONS
    Contributions from contract holders                               32,060             1,571,648               272,874
    Contract terminations and benefits                                     -            (2,107,449)               (3,948)
    Net transfers among investment options                            17,082            (1,311,151)              119,021
    Contract maintenance charges                                           -               (10,424)                    -
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets
  from contract related transactions                                  49,142            (1,857,376)              387,947
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                     49,453            (6,403,961)              403,329

Net assets, beginning of year                                              -            34,410,907                     -
                                                          --------------------------------------------------------------

NET ASSETS, END OF YEAR                                   $           49,453    $       28,006,946    $          403,329
                                                          ==============================================================
UNIT TRANSACTIONS
  Units purchased                                                      3,396               122,190                29,837
  Units redeemed                                                           -              (168,356)                 (426)
  Units transferred                                                    1,865              (106,260)               12,911
                                                          --------------------------------------------------------------
Net increase (decrease) in units                                       5,261              (152,426)               42,322
                                                          ==============================================================

SEE ACCOMPANYING NOTES.
* - 2001 inception date for division.
Note: Year ended unless otherwise noted.

                                                                                    DEUTSCHE VIT
                                                             DEUTSCHE VIT           SMALL CAP
                                                              SMALL CAP               INDEX                  JPM
                                                                INDEX           (PINNACLE IV(TM))            BOND
                                                            (PINNACLE(TM))           DIVISION           (PINNACLE(TM))
                                                               DIVISION             -JULY 30*-             DIVISION
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)                          $          194,519    $            1,090    $        1,332,990
    Net realized gain (loss) on sales of investments                 392,984                    62               314,541
    Change in net unrealized appreciation
      (depreciation) during the period                              (608,865)                  377              (545,706)
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                                    (21,362)                1,529             1,101,825

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
  RELATED TRANSACTIONS
    Contributions from contract holders                              354,907                 7,439               649,818
    Contract terminations and benefits                              (249,399)                  (10)           (1,267,308)
    Net transfers among investment options                          (428,217)               18,237             6,341,768
    Contract maintenance charges                                      (1,520)                    -                (5,162)
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets
  from contract related transactions                                (324,229)               25,666             5,719,116
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                   (345,591)               27,195             6,820,941

Net assets, beginning of year                                      5,410,038                     -            17,227,576
                                                          --------------------------------------------------------------

NET ASSETS, END OF YEAR                                   $        5,064,447    $           27,195    $       24,048,517
                                                          ==============================================================
UNIT TRANSACTIONS
  Units purchased                                                     34,880                   778                54,387
  Units redeemed                                                     (25,598)                   (1)             (105,931)
  Units transferred                                                  (46,389)                1,929               532,786
                                                          --------------------------------------------------------------
Net increase (decrease) in units                                     (37,107)                2,706               481,242
                                                          ==============================================================

                                                                                                              JPM
                                                                 JPM                   JPM              INTERNATIONAL
                                                                 BOND             INTERNATIONAL         OPPORTUNITIES
                                                          (PINNACLE IV(TM))       OPPORTUNITIES       (PINNACLE IV(TM))
                                                               DIVISION           (PINNACLE(TM))           DIVISION
                                                              -JULY 24*-             DIVISION             -JULY 30*-
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)                          $           32,100    $           57,301    $              729
    Net realized gain (loss) on sales of investments                   1,179            (1,317,645)                4,612
    Change in net unrealized appreciation
      (depreciation) during the period                               (31,293)              612,206                   387
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                                      1,986              (648,138)                5,728

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
  RELATED TRANSACTIONS
    Contributions from contract holders                              760,146               104,278                 9,685
    Contract terminations and benefits                               (14,740)             (360,678)              (80,199)
    Net transfers among investment options                           100,732               (65,794)               83,242
    Contract maintenance charges                                           -                  (629)                    -
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets
  from contract related transactions                                 846,138              (322,823)               12,728
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                    848,124              (970,961)               18,456

Net assets, beginning of year                                              -             3,482,379                     -
                                                          --------------------------------------------------------------

NET ASSETS, END OF YEAR                                   $          848,124    $        2,511,418    $           18,456
                                                          ==============================================================
UNIT TRANSACTIONS
  Units purchased                                                     74,765                10,817                 1,025
  Units redeemed                                                      (1,451)              (39,651)               (8,350)
  Units transferred                                                    9,754                (2,322)                9,214
                                                          --------------------------------------------------------------
Net increase (decrease) in units                                      83,068               (31,156)                1,889
                                                          ==============================================================

SEE ACCOMPANYING NOTES.
* - 2001 inception date for division.
Note: Year ended unless otherwise noted.

                                                                             MORGAN STANLEY
                                                          MORGAN STANLEY        EMERGING                            MORGAN STANLEY
                                                             EMERGING         MARKETS DEBT      MORGAN STANLEY        HIGH YIELD
                                                           MARKETS DEBT      (PINNACLE IV(TM))    HIGH YIELD       (PINNACLE IV(TM))
                                                          (PINNACLE(TM))        DIVISION        (PINNACLE(TM))         DIVISION
                                                            DIVISION            JULY 30*           DIVISION            JULY 30*
                                                          ------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)                          $       108,293    $           924    $       650,196    $        56,843
    Net realized gain (loss) on sales of investments               50,736                 25         (1,572,349)            18,003
    Change in net unrealized appreciation
      (depreciation) during the period                            (30,337)              (619)           631,479            (51,400)
                                                          ------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                                 128,692                330           (290,674)            23,446

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
  RELATED TRANSACTIONS
    Contributions from contract holders                            88,326              5,765            248,516             55,024
    Contract terminations and benefits                           (296,961)                (9)          (408,572)               (14)
    Net transfers among investment options                       (186,229)             4,705            623,607            502,576
    Contract maintenance charges                                     (778)                 -             (1,467)                 -
                                                          ------------------------------------------------------------------------
Net increase (decrease) in net assets
  from contract related transactions                             (395,642)            10,461            462,084            557,586
                                                          ------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                (266,950)            10,791            171,410            581,032

Net assets, beginning of year                                   1,759,240                  -          6,316,546                  -
                                                          ------------------------------------------------------------------------

NET ASSETS, END OF YEAR                                   $     1,492,290    $        10,791    $     6,487,956    $       581,032
                                                          ========================================================================
UNIT TRANSACTIONS
  Units purchased                                                   9,443                558             24,711              5,743
  Units redeemed                                                  (31,559)                (1)           (42,001)                (1)
  Units transferred                                               (20,080)               462             75,523             54,531
                                                          ------------------------------------------------------------------------
Net increase (decrease) in units                                  (42,196)             1,019             58,233             60,273
                                                          ========================================================================

                                                                              MORGAN STANLEY
                                                          MORGAN STANLEY    U.S. REAL ESTATE
                                                         U.S. REAL ESTATE   (PINNACLE IV(TM))
                                                          (PINNACLE(TM))        DIVISION
                                                            DIVISION          -JULY 30*-
                                                         ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)                         $        125,614   $          3,302
    Net realized gain (loss) on sales of investments              459,136              3,910
    Change in net unrealized appreciation
      (depreciation) during the period                           (182,424)                (2)
                                                         ----------------   -----------------
Net increase (decrease) in net assets resulting
  from operations                                                 402,326              7,210

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
  RELATED TRANSACTIONS

    Contributions from contract holders                           179,606             39,374
    Contract terminations and benefits                           (310,248)            (2,836)
    Net transfers among investment options                      1,162,759             54,395
    Contract maintenance charges                                   (1,041)                 -
                                                         ----------------   -----------------
Net increase (decrease) in net assets
  from contract related transactions                            1,031,076             90,933
                                                         ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS                               1,433,402             98,143

Net assets, beginning of year                                   2,638,402                  -
                                                         ----------------   -----------------

NET ASSETS, END OF YEAR                                  $      4,071,804   $         98,143
                                                         ================   =================
UNIT TRANSACTIONS

  Units purchased                                                  15,857              4,029
  Units redeemed                                                  (26,729)              (285)
  Units transferred                                               112,134              5,859
                                                         ----------------   -----------------
Net increase (decrease) in units                                  101,262              9,603
                                                         ================   =================

SEE ACCOMPANYING NOTES.
* - 2001 inception date for division.
Note: Year ended unless otherwise noted.


                                                                                    VAN KAMPEN           VAN KAMPEN
                                                                                    BANDWIDTH &        BIOTECHNOLOGY &
                                                            MORGAN STANLEY       TELECOMMUNICATION      PHARMACEUTICAL
                                                             ASIAN EQUITY       (PINNACLE IV(TM))      (PINNACLE (TM))
                                                            (PINNACLE (TM))          DIVISION              DIVISION
                                                               DIVISION             -JULY 30*-            -JULY 30*-
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)                          $           (9,602)   $               80    $               69
    Net realized gain (loss) on sales of investments                (264,359)                   59                   488
    Change in net unrealized appreciation
      (depreciation) during the period                               304,043                 1,551                75,457
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                                     30,082                 1,690                76,014

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
  RELATED TRANSACTIONS
    Contributions from contract holders                                8,343                17,901                42,503
    Contract terminations and benefits                               (82,927)                 (206)              (31,605)
    Net transfers among investment options                        (1,883,911)                5,877             1,919,048
    Contract maintenance charges                                        (212)                    -                   (80)
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets
  from contract related transactions                              (1,958,707)               23,572             1,929,866
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                 (1,928,625)               25,262             2,005,880

Net assets, beginning of year                                      1,928,625                     -                     -
                                                          --------------------------------------------------------------

NET ASSETS, END OF YEAR                                   $                -    $           25,262    $        2,005,880
                                                          ==============================================================

UNIT TRANSACTIONS
  Units purchased                                                      1,225                 2,204                 4,435
  Units redeemed                                                     (10,844)                  (23)               (3,273)
  Units transferred                                                 (244,817)                  726               202,068
                                                          --------------------------------------------------------------

Net increase (decrease) in units                                    (254,436)                2,907               203,230
                                                          ==============================================================

                                                             VAN KAMPEN                                   VAN KAMPEN
                                                            BIOTECHNOLOGY &         VAN KAMPEN           MS HIGH-TECH
                                                            PHARMACEUTICAL           INTERNET              35 INDEX
                                                           (PINNACLE IV(TM))     (PINNACLE IV(TM))     (PINNACLE (TM))
                                                               DIVISION              DIVISION              DIVISION
                                                              -JULY 30*-            -JULY 30*-          -SEPTEMBER 21*-
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)                          $                9    $              (13)   $              362
    Net realized gain (loss) on sales of investments                       6                     1                   483
    Change in net unrealized appreciation
      (depreciation) during the period                                 1,123                   415               (23,596)
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                                      1,138                   403               (22,751)

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
  RELATED TRANSACTIONS
  Contributions from contract holders                                 25,244                 9,615                     -
  Contract terminations and benefits                                    (134)                    -                (1,332)
  Net transfers among investment options                              17,580                     6               306,116
  Contract maintenance charges                                             -                     -                     -
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets
  from contract related transactions                                  42,690                 9,621               304,784
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                     43,828                10,024               282,033

Net assets, beginning of year                                              -                     -                     -
                                                          --------------------------------------------------------------
NET ASSETS, END OF YEAR                                   $           43,828    $           10,024    $          282,033
                                                          ==============================================================
UNIT TRANSACTIONS

  Units purchased                                                      2,609                 1,472                     -
  Units redeemed                                                         (14)                    -                  (137)
  Units transferred                                                    1,850                     -                30,301
                                                          --------------------------------------------------------------
Net increase (decrease) in units                                       4,445                 1,472                30,164
                                                          ==============================================================

SEE ACCOMPANYING NOTES
* - 2001 inception date for division.
Note:  Year ended unless otherwise noted.

                                                              VAN KAMPEN            VAN KAMPEN
                                                             MS HIGH-TECH             MS U.S.
                                                               35 INDEX            MULTINATIONAL
                                                           (PINNACLE IV(TM))     (PINNACLE IV(TM))
                                                               DIVISION              DIVISION
                                                              -JULY 30*-            -JULY 30*-
                                                          ----------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)                          $                -    $                -
    Net realized gain (loss) on sales of investments                       -                     -
    Change in net unrealized appreciation
      (depreciation) during the period                                   (12)                    -
                                                          ----------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                                        (12)                    -
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
  RELATED TRANSACTIONS
    Contributions from contract holders                                  250                   500
    Contract terminations and benefits                                     -                     -
    Net transfers among investment options                                (4)                    2
    Contract maintenance charges                                           -                     -
                                                          ----------------------------------------
Net increase (decrease) in net assets
  from contract related transactions                                     246                   502
                                                          ----------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                        234                   502

Net assets, beginning of year                                              -                     -
                                                          ----------------------------------------
NET ASSETS, END OF YEAR                                   $              234    $              502
                                                          ========================================

UNIT TRANSACTIONS
  Units purchased                                                         25                    52
  Units redeemed                                                           -                     -
  Units transferred                                                        -                     -
                                                          ----------------------------------------
Net increase (decrease) in units                                          25                    52
                                                          ========================================

                                                                                   INITIAL CLASS
                                                          --------------------------------------------------------------

                                                                  VIP                  VIP II               VIP III
                                                             EQUITY-INCOME          CONTRAFUND          GROWTH & INCOME
                                                             (PINNACLE(TM))       (PINNACLE(TM))         (PINNACLE(TM))
                                                                DIVISION             DIVISION               DIVISION
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)
    Net realized gain (loss) on sales of investments      $          807,431    $          573,940    $          594,827
    Change in net unrealized appreciation                           (476,588)           (2,263,915)             (153,811)
      (depreciation) during the period                            (1,614,197)           (1,919,374)           (2,064,256)
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                                 (1,283,354)           (3,609,349)           (1,623,240)

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
  RELATED TRANSACTIONS
    Contributions from contract holders                            1,587,195             1,199,065               671,010
    Contract terminations and benefits                            (1,113,107)           (1,121,578)             (633,805)
    Net transfers among investment options                         2,479,983            (2,377,123)              332,076
    Contract maintenance charges                                      (5,342)               (8,037)               (4,947)
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets
  from contract related transactions                               2,948,729            (2,307,673)              364,334
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                  1,665,375            (5,917,022)           (1,258,906)

Net assets, beginning of year                                     16,208,099    $       24,433,827            14,909,654
                                                          ==============================================================

NET ASSETS, END OF YEAR                                   $       17,873,474            18,516,805    $       13,650,748

UNIT TRANSACTIONS
  Units purchased                                                    129,674                94,673                53,382
  Units redeemed                                                     (93,548)              (90,223)              (51,859)
  Units transferred                                                  192,812              (220,791)               17,611
                                                          --------------------------------------------------------------
Net increase (decrease) in units                                     228,938              (216,341)               19,134
                                                          ==============================================================

                                                             INITIAL CLASS
                                                          ------------------
                                                                VIP III
                                                                GROWTH
                                                             OPPORTUNITIES
                                                             (PINNACLE(TM))
                                                               DIVISION
                                                          ------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)
    Net realized gain (loss) on sales of investments      $          (62,940)
    Change in net unrealized appreciation                           (791,789)
      (depreciation) during the period                              (451,120)
                                                          ------------------
Net increase (decrease) in net assets resulting
  from operations                                                 (1,305,849)

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
  RELATED TRANSACTIONS
    Contributions from contract holders                              288,659
    Contract terminations and benefits                              (430,235)
    Net transfers among investment options                          (776,730)
    Contract maintenance charges                                      (2,623)
                                                          ------------------
Net increase (decrease) in net assets
  from contract related transactions                                (920,929)
                                                          ------------------
INCREASE (DECREASE) IN NET ASSETS                                 (2,226,778)

Net assets, beginning of year                                      8,162,936
                                                          ==================

NET ASSETS, END OF YEAR                                   $        5,936,158

UNIT TRANSACTIONS
  Units purchased                                                     30,263
  Units redeemed                                                     (45,814)
  Units transferred                                                  (91,308)
                                                          ------------------
Net increase (decrease) in units                                    (106,859)
                                                          ==================

SEE ACCOMPANYING NOTES.
* - 2001 inception date for division.
Note:  Year ended unless otherwise noted.

                                                                    INSTITUTIONAL SHARES
                                                          ----------------------------------------
                                                                                   JANUS ASPEN
                                                             JANUS ASPEN             CAPITAL
                                                               BALANCED            APPRECIATION
                                                            (PINNACLE (TM))       (PINNACLE (TM))
                                                               DIVISION              DIVISION
                                                          ----------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)                          $          533,334    $          (62,516)
    Net realized gain (loss) on sales of investments               3,158,429              (369,509)
    Change in net unrealized appreciation
      (depreciation) during the period                            (6,781,580)           (9,524,315)
                                                          ----------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                                 (3,089,817)           (9,956,340)

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
  RELATED TRANSACTIONS
    Contributions from contract holders                            1,632,370             1,797,233
    Contract terminations and benefits                            (5,745,942)           (2,142,662)
    Net transfers among investment options                        (2,911,018)           (8,545,373)
    Contract maintenance charges                                     (12,820)              (16,590)
                                                          ----------------------------------------
Net increase (decrease) in net assets
  from contract related transactions                              (7,037,410)           (8,907,392)
                                                          ----------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                (10,127,227)          (18,863,732)

Net assets, beginning of year                                     52,352,022            44,970,710
                                                          ----------------------------------------
NET ASSETS, END OF YEAR                                   $       42,224,795    $       26,106,978
                                                          ========================================

UNIT TRANSACTIONS
  Units purchased                                                    106,374               103,638
  Units redeemed                                                    (383,624)             (130,482)
  Units transferred                                                 (190,929)             (541,946)
                                                          ----------------------------------------
Net increase (decrease) in units                                    (468,179)             (568,790)
                                                          ========================================

                                                                   INSTITUTIONAL SHARES
                                                          ----------------------------------------
                                                                                   JANUS ASPEN
                                                             JANUS ASPEN             WORLDWIDE
                                                             MONEY MARKET             GROWTH
                                                           (PINNACLE (TM))        (PINNACLE (TM))
                                                              DIVISION               DIVISION
                                                          ----------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)                          $          551,120    $         (320,074)
    Net realized gain (loss) on sales of investments                       -            (9,676,839)
    Change in net unrealized appreciation
      (depreciation) during the period                                    (1)             (655,645)
                                                          ----------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                                    551,119           (10,652,558)

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
  RELATED TRANSACTIONS
    Contributions from contract holders                            3,509,687             1,701,172
    Contract terminations and benefits                            (8,854,204)           (1,965,735)
    Net transfers among investment options                        14,276,905            (7,281,351)
    Contract maintenance charges                                      (3,710)              (15,928)
                                                          ----------------------------------------
Net increase (decrease) in net assets
  from contract related transactions                               8,928,678            (7,561,842)
                                                          ----------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                  9,479,797           (18,214,400)

Net assets, beginning of year                                     17,866,566            47,007,514
                                                          ----------------------------------------
NET ASSETS, END OF YEAR                                   $       27,346,363    $       28,793,114
                                                          ========================================

UNIT TRANSACTIONS
  Units purchased                                                    304,953               116,964
  Units redeemed                                                    (765,064)             (144,251)
  Units transferred                                                1,227,410              (549,145)
                                                          ----------------------------------------
Net increase (decrease) in units                                     767,299              (576,432)
                                                          ========================================

                                                                       SERVICE CLASS
                                                          ----------------------------------------
                                                                VIP                  VIP III
                                                               GROWTH                 MID CAP
                                                            (PINNACLE(TM))        (PINNACLE(TM))
                                                              DIVISION                DIVISION
                                                          ----------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)                          $          179,083    $         (120,787)
    Net realized gain (loss) on sales of investments              (1,291,800)             (179,071)
    Change in net unrealized appreciation
      (depreciation) during the period                               308,108              (234,155)
                                                          ----------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                                   (804,609)             (534,013)

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
  RELATED TRANSACTIONS
    Contributions from contract holders                            1,367,340             1,748,240
    Contract terminations and benefits                              (229,809)             (510,821)
    Net transfers among investment options                           159,197               164,999
    Contract maintenance charges                                      (1,527)               (3,291)
                                                          ----------------------------------------
Net increase (decrease) in net assets
  from contract related transactions                               1,295,201             1,399,127
                                                          ----------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                    490,592               865,114

Net assets, beginning of year                                      4,035,945             8,593,874
                                                          ----------------------------------------

NET ASSETS, END OF YEAR                                   $        4,526,537    $        9,458,988
                                                          ========================================

UNIT TRANSACTIONS
  Units purchased                                                    139,079               110,590
  Units redeemed                                                     (24,981)              (32,676)
  Units transferred                                                   25,155                    13
                                                          ----------------------------------------
Net increase (decrease) in units                                     139,253                77,927
                                                          ========================================

SEE ACCOMPANYING NOTES.
* - 2001 inception date for division.
Note:  Year ended unless otherwise noted.

                                                                                  SERVICE CLASS
                                                          --------------------------------------------------------------
                                                                                        MFS
                                                                  MFS                EMERGING
                                                               EMERGING               GROWTH                 MFS
                                                                GROWTH          (PINNACLE IV (TM))      INVESTORS TRUST
                                                            (PINNACLE (TM))          DIVISION            (PINNACLE (TM))
                                                               DIVISION              -JULY 30*-             DIVISION
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)                          $           81,884    $             (113)   $           17,118
    Net realized gain (loss) on sales of investments                (308,018)                   (3)             (199,416)
    Change in net unrealized appreciation
      (depreciation) during the period                              (610,175)                2,953               (90,864)
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                                   (836,309)                2,837              (273,162)

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
  RELATED TRANSACTIONS
    Contributions from contract holders                              436,153                48,193               630,583
    Contract terminations and benefits                               (48,535)                    -              (206,215)
    Net transfers among investment options                           (16,840)               18,378             1,689,936
    Contract maintenance charges                                        (693)                    -                  (280)
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets
  from contract related transactions                                 370,085                66,571             2,114,024
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                   (466,224)               69,408             1,840,862

Net assets, beginning of year                                      2,232,728                     -               576,347
                                                          --------------------------------------------------------------

NET ASSETS, END OF YEAR                                   $        1,766,504    $           69,408    $        2,417,209
                                                          ==============================================================

UNIT TRANSACTIONS
  Units purchased                                                     68,993                 5,414                67,364
  Units redeemed                                                      (8,604)                    -               (23,723)
  Units transferred                                                   (2,361)                2,114               187,626
                                                          --------------------------------------------------------------
Net increase (decrease) in units                                      58,028                 7,528               231,267
                                                          ==============================================================

                                                                                  SERVICE CLASS
                                                          --------------------------------------------------------------
                                                                                                             MFS
                                                                  MFS                  MFS                 MID CAP
                                                            INVESTORS TRUST          MID CAP                GROWTH
                                                           (PINNACLE IV(TM))         GROWTH            (PINNACLE IV (TM))
                                                               DIVISION           (PINNACLE (TM))           DIVISION
                                                              -JULY 30*-             DIVISION              -JULY 30*-
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)                          $             (278)   $          (21,143)   $             (354)
    Net realized gain (loss) on sales of investments                  (2,169)           (1,183,977)                 (122)
    Change in net unrealized appreciation
      (depreciation) during the period                                (1,019)             (131,901)               11,513
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                                     (3,466)           (1,337,021)               11,037

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
  RELATED TRANSACTIONS
    Contributions from contract holders                               80,418             1,548,086               129,326
    Contract terminations and benefits                                (3,487)             (227,390)               (1,787)
    Net transfers among investment options                             8,977             2,213,390                46,439
    Contract maintenance charges                                           -                (1,919)                    -
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets
  from contract related transactions                                  85,908             3,532,167               173,978
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                     82,442             2,195,146               185,015

Net assets, beginning of year                                              -             4,618,692                     -
                                                          --------------------------------------------------------------

NET ASSETS, END OF YEAR                                   $           82,442    $        6,813,838    $          185,015
                                                          ==============================================================

UNIT TRANSACTIONS
  Units purchased                                                      8,219               176,879                14,911
  Units redeemed                                                        (372)              (28,672)                 (200)
  Units transferred                                                      822               242,400                 5,598
                                                          --------------------------------------------------------------
Net increase (decrease) in units                                       8,669               390,607                20,309
                                                          ==============================================================

SEE ACCOMPANYING NOTES.
* - 2001 inception date for division.
Note:  Year ended unless otherwise noted.

                                                                                 SERVICE CLASS
                                                          --------------------------------------------------------------
                                                                                      MFS                     MFS
                                                                MFS               NEW DISCOVERY             CAPITAL
                                                            NEW DISCOVERY       (PINNACLE IV (TM))       OPPORTUNITIES
                                                           (PINNACLE (TM))          DIVISION            (PINNACLE (TM))
                                                              DIVISION              -JULY 20*-             DIVISION
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)                          $           34,471    $             (339)   $          256,660
    Net realized gain (loss) on sales of investments                (348,595)                  (50)             (569,700)
    Change in net unrealized appreciation
      (depreciation) during the period                               (39,996)               16,982              (912,111)
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                                   (354,120)               16,593            (1,225,151)

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
  RELATED TRANSACTIONS
    Contributions from contract holders                            1,132,400               105,738             1,210,827
    Contract terminations and benefits                               (80,939)               (1,517)             (158,214)
    Net transfers among investment options                           942,125                54,431              (308,356)
    Contract maintenance charges                                        (653)                    -                (1,302)
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets
  from contract related transactions                               1,992,933               158,652               742,955
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                  1,638,813               175,245              (482,196)

Net assets, beginning of year                                      1,985,022                     -             4,168,226
                                                          --------------------------------------------------------------
NET ASSETS, END OF YEAR                                   $        3,623,835    $          175,245    $        3,686,030
                                                          ==============================================================

UNIT TRANSACTIONS
  Units purchased                                                    129,237                11,561               151,673
  Units redeemed                                                      (9,704)                 (154)              (22,878)
  Units transferred                                                   84,307                 6,013               (46,068)
                                                          --------------------------------------------------------------
Net increase (decrease) in units                                     203,840                17,420                82,727
                                                          ==============================================================

                                                                                 SERVICE CLASS
                                                          --------------------------------------------------------------
                                                                 MFS                   MFS
                                                               CAPITAL             INVESTORS                  MFS
                                                            OPPORTUNITIES         GROWTH STOCK             RESEARCH
                                                          (PINNACLE IV (TM))    (PINNACLE IV (TM))     (PINNACLE IV(TM))
                                                               DIVISION              DIVISION              DIVISION
                                                              -JULY 30*-            -JULY 30*-            -JULY 30*-

                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)                          $             (297)   $             (281)   $             (448)
    Net realized gain (loss) on sales of investments                  (8,654)                 (238)               10,694
    Change in net unrealized appreciation
      (depreciation) during the period                                 7,251                (2,811)                1,403
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                                     (1,700)               (3,330)               11,649

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
  RELATED TRANSACTIONS
    Contributions from contract holders                              108,795                52,316                 5,059
    Contract terminations and benefits                                  (624)               (1,954)             (109,379)
    Net transfers among investment options                            34,620                 2,726               121,516
    Contract maintenance charges                                           -                     -                     -
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets
  from contract related transactions                                 142,791                53,088                17,196
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                    141,091                49,758                28,845

Net assets, beginning of year                                              -                     -                     -
                                                          --------------------------------------------------------------

NET ASSETS, END OF YEAR                                   $          141,091    $           49,758    $           28,845
                                                          ==============================================================

UNIT TRANSACTIONS
  Units purchased                                                     12,281                 5,192                   607
  Units redeemed                                                         (72)                 (215)              (11,910)
  Units transferred                                                    3,433                   294                14,398
                                                          --------------------------------------------------------------
Net increase (decrease) in units                                      15,642                 5,271                 3,095
                                                          ==============================================================


SEE ACCOMPANYING NOTES.
* - 2001 inception date for division.
Note:  Year ended unless otherwise noted.

                                                             SERVICE CLASS                 SERVICE CLASS 2
                                                          ------------------    ----------------------------------------
                                                                                                              VIP
                                                                 MFS                   VIP              DYNAMIC CAPITAL
                                                             TOTAL RETURN           CONTRAFUND           APPRECIATION
                                                          (PINNACLE IV(TM))      (PINNACLE IV(TM))     (PINNACLE IV(TM))
                                                               DIVISION               DIVISION             DIVISION
                                                              -JULY 30*-             -JULY 20*-           -JULY 30*-
                                                          ------------------    ----------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)                          $             (888)   $           (1,024)   $              (61)
    Net realized gain (loss) on sales of investments                     (53)                  (79)                   10
    Change in net unrealized appreciation
      (depreciation) during the period                                 9,111                14,713                 1,655
                                                          ------------------    ----------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                                      8,170                13,610                 1,604

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
  RELATED TRANSACTIONS
    Contributions from contract holders                              419,297               316,230                14,745
    Contract terminations and benefits                                (2,312)                 (316)                 (100)
    Net transfers among investment options                            60,573               144,130                12,456
    Contract maintenance charges                                           -                     -                     -
                                                          ------------------    ----------------------------------------
Net increase (decrease) in net assets
  from contract related transactions                                 477,558               460,044                27,101
                                                          ------------------    ----------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                    485,728               473,654                28,705

Net assets, beginning of year                                              -                     -                     -
                                                          ------------------    ----------------------------------------
NET ASSETS, END OF YEAR                                   $          485,728    $          473,654    $           28,705
                                                          ==================    ========================================

UNIT TRANSACTIONS
  Units purchased                                                     42,876                33,731                 1,651
  Units redeemed                                                        (237)                  (33)                  (11)
  Units transferred                                                    6,227                15,082                 1,404
                                                          ------------------    ----------------------------------------
Net increase (decrease) in units                                      48,866                48,780                 3,044
                                                          ==================    ========================================

                                                                                 SERVICE CLASS 2
                                                          --------------------------------------------------------------
                                                                                       VIP
                                                                 VIP                 GROWTH &                VIP
                                                             EQUITY-INCOME            INCOME                GROWTH
                                                           (PINNACLE IV(TM))     (PINNACLE IV(TM))     (PINNACLE IV(TM))
                                                               DIVISION               DIVISION             DIVISION
                                                              -JULY 30*-             -JULY 30*-            -JULY 30*-
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)                          $           (2,013)   $             (543)   $             (787)
    Net realized gain (loss) on sales of investments                   6,447                  (350)               18,200
    Change in net unrealized appreciation
      (depreciation) during the period                                14,842                 3,571                   335
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                                     19,276                 2,678                17,748

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
  RELATED TRANSACTIONS
    Contributions from contract holders                              561,462               221,057               314,872
    Contract terminations and benefits                                (6,328)               (2,065)                 (154)
    Net transfers among investment options                           285,854                43,373                51,295
    Contract maintenance charges                                           -                     -                     -
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets
  from contract related transactions                                 840,988               262,365               366,013
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                    860,264               265,043               383,761

Net assets, beginning of year                                              -                     -                     -
                                                          --------------------------------------------------------------

NET ASSETS, END OF YEAR                                   $          860,264    $          265,043    $          383,761
                                                          ==============================================================

UNIT TRANSACTIONS
  Units purchased                                                     59,700                22,535                34,405
  Units redeemed                                                        (677)                 (214)                  (17)
  Units transferred                                                   30,216                 4,451                 6,351
                                                          --------------------------------------------------------------
Net increase (decrease) in units                                      89,239                26,772                40,739
                                                          ==============================================================

SEE ACCOMPANYING NOTES.
* - 2001 inception date for division.
Note:  Year ended unless otherwise noted.

                                                                                   SERVICE CLASS 2
                                                          --------------------------------------------------------------
                                                                GROWTH                 VIP                   VIP
                                                             OPPORTUNITIES           MID CAP             MONEY MARKET
                                                           (PINNACLE IV( TM))   (PINNACLE IV (TM))    (PINNACLE IV (TM))
                                                                DIVISION             DIVISION               DIVISION
                                                               -JULY 30*-            -JULY 20*-            -JULY 30*-
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)                          $              (69)   $             (757)   $            4,960
    Net realized gain (loss) on sales of investments                     (94)               (2,349)                    -
    Change in net unrealized appreciation
      (depreciation) during the period                                   867                17,199                     -
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                                        704                14,093                 4,960

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
  RELATED TRANSACTIONS
    Contributions from contract holders                               41,957               266,323             3,599,024
    Contract terminations and benefits                                     -                (2,478)             (280,686)
    Net transfers among investment options                             2,327               126,454            (1,086,922)
    Contract maintenance charges                                           -                     -                     -
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets
  from contract related transactions                                  44,284               390,299             2,231,416
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                     44,988               404,392             2,236,376

Net assets, beginning of year                                              -                     -                     -
                                                          --------------------------------------------------------------
NET ASSETS, END OF YEAR                                   $           44,988    $          404,392    $        2,236,376
                                                          ==============================================================

UNIT TRANSACTIONS
  Units purchased                                                      4,451                26,971               358,626
  Units redeemed                                                           -                  (253)              (27,922)
  Units transferred                                                      245                12,812              (108,179)
                                                          --------------------------------------------------------------
Net increase (decrease) in units                                       4,696                39,530               222,525
                                                          ==============================================================

                                                                                  SERVICE SHARES
                                                          --------------------------------------------------------------
                                                                                    JANUS ASPEN
                                                              JANUS ASPEN           AGGRESSIVE            JANUS ASPEN
                                                              AGGRESSIVE              GROWTH                BALANCED
                                                                GROWTH           (PINNACLE IV (TM))    (PINNACLE IV (TM))
                                                            (PINNACLE (TM))           DIVISION              DIVISION
                                                                DIVISION             -JULY 20*-            -JULY 30*-
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)                          $          (24,146)   $              (30)   $            2,672
    Net realized gain (loss) on sales of investments              (1,417,577)                 (100)               (1,329)
    Change in net unrealized appreciation
      (depreciation) during the period                               404,891                   335                    91
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                                 (1,036,832)                  205                 1,434

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
  RELATED TRANSACTIONS
    Contributions from contract holders                              512,148                10,540               270,630
    Contract terminations and benefits                              (263,272)                  (10)               (4,187)
    Net transfers among investment options                          (561,794)               10,265               194,481
    Contract maintenance charges                                        (798)                    -                     -
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets
  from contract related transactions                                (313,716)               20,795               460,924
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                 (1,350,548)               21,000               462,358

Net assets, beginning of year                                      2,864,392                     -                     -
                                                          --------------------------------------------------------------

NET ASSETS, END OF YEAR                                   $        1,513,844    $           21,000    $          462,358
                                                          ==============================================================

UNIT TRANSACTIONS
  Units purchased                                                    100,045                 1,204                27,448
  Units redeemed                                                     (56,598)                   (1)                 (429)
  Units transferred                                                  (91,853)                1,197                19,731
                                                          --------------------------------------------------------------
Net increase (decrease) in units                                     (48,406)                2,400                46,750
                                                          ==============================================================


SEE ACCOMPANYING NOTES.
* - 2001 inception date for division.
Note:  Year ended unless otherwise noted.

                                                                                  SERVICE SHARES
                                                          --------------------------------------------------------------
                                                             JANUS ASPEN
                                                                CAPITAL             JANUS ASPEN
                                                             APPRECIATION          CORE EQUITY           JANUS ASPEN
                                                          (PINNACLE IV( TM))    (PINNACLE IV (TM))          GROWTH
                                                               DIVISION              DIVISION          (PINNACLE (TM))
                                                              -JULY 30*-            -JULY 30*-            DIVISION
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)                          $              (82)   $               (4)   $          (16,896)
    Net realized gain (loss) on sales of investments                  (6,349)                    2              (568,105)
    Change in net unrealized appreciation
      (depreciation) during the period                                 6,690                   455               138,412
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                                        259                   453              (446,589)

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
  RELATED TRANSACTIONS
    Contributions from contract holders                              150,369                22,941               649,422
    Contract terminations and benefits                                  (697)                    -               (72,066)
    Net transfers among investment options                            (6,678)                   (3)              133,136
    Contract maintenance charges                                           -                     -                  (740)
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets
  from contract related transactions                                 142,994                22,938               709,752
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                    143,253                23,391               263,163

Net assets, beginning of year                                              -                     -             1,330,375
                                                          --------------------------------------------------------------
NET ASSETS, END OF YEAR                                   $          143,253    $           23,391    $        1,593,538
                                                          ==============================================================

UNIT TRANSACTIONS
  Units purchased                                                     16,435                 2,429                84,681
  Units redeemed                                                         (76)                    -               (10,878)
  Units transferred                                                   (1,216)                    -                21,420
                                                          --------------------------------------------------------------
Net increase (decrease) in units                                      15,143                 2,429                95,223
                                                          ==============================================================

                                                                                  SERVICE SHARES
                                                          --------------------------------------------------------------
                                                                                  JANUS ASPEN
                                                             JANUS ASPEN          INTERNATIONAL
                                                               GROWTH                GROWTH              JANUS APEN
                                                          (PINNACLE IV (TM))    (PINNACLE IV (TM))     STRATEGIC VALUE
                                                               DIVISION              DIVISION          (PINNACLE (TM))
                                                               -JULY 30*-           -JULY 30*-            DIVISION
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)                          $             (885)   $              (65)   $          (19,445)
    Net realized gain (loss) on sales of investments                     812                    (5)             (135,844)
    Change in net unrealized appreciation
      (depreciation) during the period                                15,697                 3,010               (73,760)
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                                     15,624                 2,940              (229,049)

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
  RELATED TRANSACTIONS
    Contributions from contract holders                              100,675                44,598             1,270,058
    Contract terminations and benefits                                (1,097)                    -              (133,360)
    Net transfers among investment options                           324,136                10,622               598,353
    Contract maintenance charges                                           -                     -                  (451)
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets
  from contract related transactions                                 423,714                55,220             1,734,600
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                    439,338                58,160             1,505,551

Net assets, beginning of year                                              -                     -               367,048
                                                          --------------------------------------------------------------
NET ASSETS, END OF YEAR                                   $          439,338    $           58,160    $        1,872,599
                                                          ==============================================================

UNIT TRANSACTIONS
  Units purchased                                                     11,813                 4,916               134,101
  Units redeemed                                                        (122)                    -               (15,056)
  Units transferred                                                   36,801                 1,136                58,667
                                                          --------------------------------------------------------------
Net increase (decrease) in units                                      48,492                 6,052               177,712
                                                          ==============================================================

SEE ACCOMPANYING NOTES.
* - 2001 inception date for division.
Note:  Year ended unless otherwise noted.

                                                                       SERVICE SHARES
                                                          ----------------------------------------
                                                                                   JANUS ASPEN
                                                              JANUS ASPEN            WORLDWIDE
                                                           STRATEGIC VALUE            GROWTH
                                                          (PINNACLE IV (TM))    (PINNACLE IV (TM))
                                                              DIVISION               DIVISION
                                                             -JULY 30*-              -JULY 30*-
                                                          ----------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)                          $              (70)   $             (368)
    Net realized gain (loss) on sales of investments                     (70)                 (262)
    Change in net unrealized appreciation
      (depreciation) during the period                                 1,141                11,556
                                                          ----------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                                      1,001                10,926

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
  RELATED TRANSACTIONS
    Contributions from contract holders                                6,677               110,375
    Contract terminations and benefits                                (2,610)               (3,172)
    Net transfers among investment options                            20,861               383,609
    Contract maintenance charges                                           -                     -
                                                          ----------------------------------------
Net increase (decrease) in net assets
  from contract related transactions                                  24,928               490,812
                                                          ----------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                     25,929               501,738

Net assets, beginning of year                                              -                     -
                                                          ----------------------------------------

NET ASSETS, END OF YEAR                                   $           25,929    $          501,738
                                                          ========================================

UNIT TRANSACTIONS
  Units purchased                                                        757                11,846
  Units redeemed                                                        (279)                 (343)
  Units transferred                                                    2,260                41,423
                                                          ----------------------------------------
Net increase (decrease) in units                                       2,738                52,926
                                                          ========================================

                                                                        CLASS 1B SHARES
                                                          ----------------------------------------
                                                               PUTNAM VT            PUTNAM VT
                                                               GROWTH &              GROWTH &
                                                                INCOME               INCOME
                                                            (PINNACLE (TM))     (PINNACLE IV( TM))
                                                               DIVISION              DIVISION
                                                             -AUGUST 22*-           -JULY 30*-
                                                          ----------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)                          $             (561)   $             (511)
    Net realized gain (loss) on sales of investments                  (2,546)               (1,927)
    Change in net unrealized appreciation
      (depreciation) during the period                                 7,907                 1,861
                                                          ----------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                                      4,800                  (577)

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
  RELATED TRANSACTIONS
    Contributions from contract holders                                6,400               152,773
    Contract terminations and benefits                                (3,979)               (1,636)
    Net transfers among investment options                           187,268                40,583
    Contract maintenance charges                                          (9)                    -
                                                          ----------------------------------------
Net increase (decrease) in net assets
  from contract related transactions                                 189,680               191,720
                                                          ----------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                    194,480               191,143

Net assets, beginning of year                                              -                     -
                                                          ----------------------------------------

NET ASSETS, END OF YEAR                                   $          194,480    $          191,143
                                                          ========================================

UNIT TRANSACTIONS
  Units purchased                                                        697                16,016
  Units redeemed                                                        (429)                 (175)
  Units transferred                                                   20,182                 4,216
                                                          ----------------------------------------
Net increase (decrease) in units                                      20,450                20,057
                                                          ========================================

                                                                       CLASS 1B SHARES
                                                          ----------------------------------------
                                                              PUTNAM VT              PUTNAM VT
                                                            INTERNATIONAL          INTERNATIONAL
                                                               GROWTH                 GROWTH
                                                            (PINNACLE (TM))      (PINNACLE IV (TM))
                                                               DIVISION              DIVISION
                                                              -AUGUST 6*-            -JULY 30*-
                                                          ----------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)                          $             (947)   $             (113)
    Net realized gain (loss) on sales of investments                  29,865                    (4)
    Change in net unrealized appreciation
      (depreciation) during the period                                12,908                 1,922
                                                          ----------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                                     41,826                 1,805

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
  RELATED TRANSACTIONS
    Contributions from contract holders                                2,400                55,770
    Contract terminations and benefits                                (1,132)                    -
    Net transfers among investment options                           441,962                 5,151
    Contract maintenance charges                                          (3)                    -
                                                          ----------------------------------------
Net increase (decrease) in net assets
  from contract related transactions                                 443,227                60,921
                                                          ----------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                    485,053                62,726

Net assets, beginning of year                                              -                     -
                                                          ----------------------------------------

NET ASSETS, END OF YEAR                                   $          485,053    $           62,726
                                                          ========================================

UNIT TRANSACTIONS
  Units purchased                                                        235                 5,934
  Units redeemed                                                        (121)                    -
  Units transferred                                                   50,465                   546
                                                          ----------------------------------------
Net increase (decrease) in units                                      50,579                 6,480
                                                          ========================================

SEE ACCOMPANYING NOTES.
* - 2001 inception date for division.
Note:  Year ended unless otherwise noted.

                                                                                 CLASS 1B SHARES
                                                          --------------------------------------------------------------
                                                              PUTNAM VT             PUTNAM VT
                                                              SMALL CAP             SMALL CAP             PUTNAM VT
                                                                VALUE                 VALUE             TECHNOLOGY
                                                           (PINNACLE (TM))      (PINNACLE IV (TM))     (PINNACLE (TM))
                                                              DIVISION              DIVISION              DIVISION
                                                              -JULY 17*-            -JULY 30*-          -DECEMBER 19*-
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)                          $           (2,405)   $             (382)   $               (8)
    Net realized gain (loss) on sales of investments                  (2,744)                 (780)                    -
    Change in net unrealized appreciation
      (depreciation) during the period                                83,637                17,653                  (499)
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                                     78,488                16,491                  (507)

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
  RELATED TRANSACTIONS
    Contributions from contract holders                               18,471               124,510                     -
    Contract terminations and benefits                                (5,117)               (1,155)                    -
    Net transfers among investment options                           649,130                42,858                18,144
    Contract maintenance charges                                         (53)                    -                     -
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets
  from contract related transactions                                 662,431               166,213                18,144
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                    740,919               182,704                17,637

Net assets, beginning of year                                              -                     -                     -
                                                          --------------------------------------------------------------
NET ASSETS, END OF YEAR                                   $          740,919    $          182,704    $           17,637
                                                          ==============================================================

UNIT TRANSACTIONS
  Units purchased                                                      2,083                13,476                     -
  Units redeemed                                                        (546)                 (120)                    -
  Units transferred                                                   71,031                 4,609                 1,975
                                                          --------------------------------------------------------------
Net increase (decrease) in units                                      72,568                17,965                 1,975
                                                          ==============================================================

                                                                                 CLASS 1B SHARES
                                                          --------------------------------------------------------------
                                                              PUTNAM VT             PUTNAM VT              PUTNAM VT
                                                             TECHONOLOGY            VOYAGER II            VOYAGER II
                                                          (PINNACLE IV (TM))     (PINNACLE (TM))      (PINNACLE IV (TM))
                                                               DIVISION              DIVISION              DIVISION
                                                              -JULY 30*-           -NOVEMBER 1*-           -JULY 30*-
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)                          $              (68)   $             (123)   $              (81)
    Net realized gain (loss) on sales of investments                      10                    19                    (8)
    Change in net unrealized appreciation
      (depreciation) during the period                                   797                 3,035                 1,411
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                                        739                 2,931                 1,322

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
  RELATED TRANSACTIONS
    Contributions from contract holders                               21,313                     -                30,094
    Contract terminations and benefits                                  (101)                  (80)                 (141)
    Net transfers among investment options                             3,469                91,115                 5,251
    Contract maintenance charges                                           -                     -                     -
                                                          --------------------------------------------------------------
Net increase (decrease) in net assets
  from contract related transactions                                  24,681                91,035                35,204
                                                          --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                     25,420                93,966                36,526

Net assets, beginning of year                                              -                     -                     -
                                                          --------------------------------------------------------------

NET ASSETS, END OF YEAR                                   $           25,420    $           93,966    $           36,526
                                                          ==============================================================

UNIT TRANSACTIONS
  Units purchased                                                      2,447                     -                 3,458
  Units redeemed                                                         (11)                   (9)                  (16)
  Units transferred                                                      401                10,508                   603
                                                          --------------------------------------------------------------
Net increase (decrease) in units                                       2,837                10,499                 4,045
                                                          ==============================================================

SEE ACCOMPANYING NOTES.
* - 2001 inception date for division.
Note:  Year ended unless otherwise noted.

                               Separate Account II
                                       of
                        Integrity Life Insurance Company

                          Notes to Financial Statements

                                December 31, 2002

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND NATURE OF OPERATIONS

Integrity Life Insurance Company ("Integrity"), a wholly owned subsidiary of the Western and Southern Life Insurance Company ("W&S"), established Separate Account II (the "Separate Account") on May 21, 1992, for the purpose of issuing flexible premium variable annuity contracts ("contracts"). The Separate Account is a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Separate Account are part of Integrity.

Contract holders may allocate or transfer their account values to one or more of the Separate Account's investment divisions or to one or more fixed guaranteed rate options or systematic transfer options of Integrity's Separate Account GPO. The Separate Account divisions invest in shares of the corresponding portfolios of the following funds or insurance trust funds ("Funds"): Variable Insurance Products Fund ("VIP"), Variable Insurance Products Fund II ("VIP II"), and Variable Insurance Products Fund III ("VIP III"), part of the Fidelity Investments group of companies (collectively, "Fidelity's VIP Funds"); Janus Aspen Series; J.P. Morgan Series Trust II ("JPM Series"); The Legends Fund, Inc. ("Legends Funds"); MFS Variable Insurance Trust Funds ("MFS Funds"); Putnam Funds; Scudder VIT Funds ("Scudder Funds"), Touchstone Variable Series Trust Funds ("Touchstone Funds"), Van Kampen UIF Portfolios ("Van Kampen UIF Funds") and Van Kampen UIT Portfolios ("Van Kampen UIT Funds"). Fidelity Management and Research Company serves as investment adviser to Fidelity's VIP Funds. Touchstone Advisors, Inc. ("Touchstone Advisors"), a wholly owned subsidiary of W&S serves as the investment adviser of the Legends Funds and the Touchstone Funds. Janus Capital Corporation serves as investment adviser to the Janus Aspen Series. J.P. Morgan Investment Management Inc. is the investment adviser to the JPM Series. Massachusetts Financial Services Company ("MFS") is the investment adviser to the MFS Funds. Putnam Investment Management, LLC serves as the investment adviser of the Putnam Funds. The investment adviser for the Scudder Funds is Deutsche Asset

Management, Inc. Morgan Stanley Dean Witter Investment Management, Inc. is the investment adviser for the Van Kampen UIF Funds. Van Kampen Funds, Inc. manages the Van Kampen UIT Funds.

The contract holder's account value in a Separate Account division will vary depending on the performance of the corresponding portfolio. The Separate Account currently has eighty-six investment divisions available. The investment objective of each division and its corresponding portfolio are the same. Refer to each portfolio's prospectus for a description of investment objectives.

The assets of the Separate Account are owned by Integrity. The portion of the Separate Account's assets supporting the contracts may not be used to satisfy liabilities arising out of any other business of Integrity.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

INVESTMENTS

Investments in shares of the Funds are valued at the net asset values of the respective portfolios, which approximate fair value. The difference between cost and fair value is reflected as unrealized appreciation and depreciation of investments.

Share transactions are recorded on the trade date. Realized gains and losses on sales of the Funds' shares are determined based on the identified cost basis.

Capital gain distributions are included in the reinvested dividend amounts in the Statement of Operations. Dividends from income and capital gain distributions are recorded on the ex-dividend date. Dividends and distributions from the Funds' portfolios are reinvested in the respective portfolios and are reflected in the unit values of the divisions of the Separate Account.

UNIT VALUE

Unit values for the Separate Account divisions are computed at the end of each business day. The unit value is equal to the unit value for the preceding business day multiplied by a net investment factor. This net investment factor is determined based on the value of the underlying mutual fund portfolios of the Separate Account, reinvested dividends and capital gains, new premium deposits or withdrawals, and the daily asset charge for the mortality and expense risk and administrative charges. Unit values are adjusted daily for all activity in the Separate Account.

TAXES

Operations of the Separate Account are included in the income tax return of Integrity which is taxed as a life insurance company under the Internal Revenue Code. The Separate Account will not be taxed as a regulated investment company under Subchapter L of the Internal Revenue Code. Under the provisions of the policies, Integrity has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax since, under current tax law, Integrity pays no tax on investment income and capital gains reflected in variable life insurance policy reserves. However, Integrity retains the right to charge for any federal income tax incurred which is attributable to the Separate Account if the law is changed. Charges for state and local taxes, if any, attributable to the Separate Account may also be made.

USE OF ESTIMATES

The preparation of financial statements requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. INVESTMENTS

The aggregate cost of portfolio shares purchased and proceeds from portfolio shares sold during the periods ended December 31, 2002 (refer to the Statement of Changes in Net Assets for the periods ended December 31, 2002 for the applicable periods) and the cost of shares held at December 31, 2002 for each division were as follows:

                            DIVISION                              PURCHASES            SALES            COST
------------------------------------------------------------------------------------------------------------------
   Gabelli Large Cap Value (Pinnacle(TM))                            1,144,952         2,282,401         8,133,453
   Gabelli Large Cap Value (Pinnacle IV(TM))                           912,590           496,981           506,587
   Harris Bretall Sullivan & Smith (Pinnacle(TM))                    1,322,236         4,706,570        26,079,669
   Harris Bretall Sullivan & Smith (Pinnacle IV(TM))                   134,465            35,227           176,828
   Third Avenue Value (Pinnacle(TM))                                 4,639,721         8,677,180        21,557,033
   Third Avenue Value (Pinnacle IV(TM))                              2,964,079           559,858         2,927,917
   Baron Small Cap Value (Pinnacle(TM))                              2,144,767         2,262,381         3,980,048
   Baron Small Cap Value (Pinnacle IV(TM))                             616,153            67,856           693,488
   Touchstone Balanced (Pinnacle IV(TM))                               135,905           137,217            12,062
   Touchstone Balanced (Pinnacle(TM))                                  720,377           143,867           574,352
   Touchstone Bond (Pinnacle IV(TM))                                   107,114            33,579            74,067
   Touchstone Bond (Pinnacle(TM))                                    2,725,962           682,095         2,057,963
   Touchstone Emerging Growth (Pinnacle IV(TM))                          6,493                39             6,451
   Touchstone Emerging Growth (Pinnacle(TM))                           546,649           222,693           326,797
   Touchstone Enhanced 30 (Pinnacle(TM))                                26,452                43            26,409
   Touchstone Growth & Income (Pinnacle(TM))                           354,477           135,440           209,435
   Touchstone Growth/Value (Pinnacle(TM))                               88,304               173            88,135
   Touchstone Growth/Value (Pinnacle IV(TM))                             4,663                19             4,643
   Touchstone High Yield (Pinnacle IV(TM))                           2,788,192         1,458,221         1,315,247
   Touchstone High Yield (Pinnacle(TM))                             13,814,375         6,531,232         7,024,600
   Touchstone International Equity (Pinnacle IV(TM))                     2,545             2,068               394
   Touchstone International Equity (Pinnacle(TM))                    1,212,705         1,223,988                 -
   Touchstone Large Cap Growth (Pinnacle(TM))                           34,339                98            34,240
   Touchstone Money Market (Pinnacle IV(TM))                         1,188,917           449,961           738,956
   Touchstone Money Market (Pinnacle(TM))                            4,675,087         2,597,143         2,077,944
   Touchstone Small Cap Value (Pinnacle IV(TM))                         47,690               909            46,655
   Touchstone Small Cap Value (Pinnacle(TM))                            47,605             2,161            44,844
   Touchstone Value Plus (Pinnacle(TM))                                 66,316            11,849            52,752
   JPM Bond (Pinnacle(TM))                                           8,676,053         6,382,484        27,010,441
   JPM Bond (Pinnacle IV(TM))                                        3,863,839           890,507         3,855,231
   JPM International Opportunities (Pinnacle(TM))                   11,280,445        11,869,971         1,624,326

                            DIVISION                              PURCHASES            SALES            COST
------------------------------------------------------------------------------------------------------------------
   JPM International Opportunities (Pinnacle IV(TM))                   200,023           147,560            59,556
   JPM Mid Cap Value (Pinnacle IV(TM))                                  85,296             2,584            82,595
   Morgan Stanley High Yield (Pinnacle(TM))                          3,450,197         9,855,146                 -
   Morgan Stanley High Yield (Pinnacle IV(TM))                         964,119         1,534,165                 -
   Van Kampen Emerging Markets Debt (Pinnacle(TM))                   1,053,078           402,162         2,171,507
   Van Kampen Emerging Markets Debt (Pinnacle IV(TM))                  129,708            39,388           100,853
   Van Kampen U.S. Real Estate (Pinnacle(TM))                        1,979,368         1,313,961         4,642,907
   Van Kampen U.S. Real Estate (Pinnacle IV(TM))                       777,094           200,521           664,977
   Van Kampen Bandwidth & Telecommunication (Pinnacle(TM))              35,462             2,629            31,630
   Van Kampen Bandwidth & Telecommunication (Pinnacle IV(TM))           89,438             9,194            95,539
   Van Kampen Biotechnology & Pharmaceutical (Pinnacle(TM))            191,713         1,466,467           380,600
   Van Kampen Biotechnology & Pharmaceutical (Pinnacle IV(TM))         315,871           143,476           190,211
   Van Kampen Internet (Pinnacle IV(TM))                                12,557             3,825            12,190
   Van Kampen MS High-Tech 35 Index (Pinnacle(TM))                      84,459           209,680            54,514
   Van Kampen MS High-Tech 35 Index (Pinnacle IV(TM))                    3,877                40             4,063
   Van Kampen MS U.S. Multinational (Pinnacle(TM))                       9,173                 9             9,164
   Van Kampen MS U.S. Multinational (Pinnacle IV(TM))                    5,820                60             6,234
INITIAL CLASS:
   VIP Equity-Income (Pinnacle(TM))                                  7,143,977         7,467,360        17,265,858
   VIP II Contrafund (Pinnacle(TM))                                  3,812,168         5,023,787        17,925,395
   VIP III Growth & Income (Pinnacle(TM))                            1,560,935         3,363,206        12,600,596
   VIP III Growth Opportunity (Pinnacle(TM))                           408,834         1,905,802         5,367,298
INSTITUTIONAL SHARES:
   Janus Aspen Balanced (Pinnacle(TM))                               4,588,442        13,516,549        35,095,086
   Janus Aspen Capital Appreciation (Pinnacle(TM))                     847,664         8,479,182        25,928,513
   Janus Aspen Money Market (Pinnacle(TM))                          78,272,271        85,664,029        19,948,324
   Janus Aspen Worldwide Growth (Pinnacle(TM))                       9,827,049        16,277,882        20,367,182
SERVICE CLASS:
   VIP Growth (Pinnacle(TM))                                         3,081,439         3,216,136         3,561,668
   VIP III Mid Cap (Pinnacle(TM))                                    9,273,754         8,942,147         9,002,921
   MFS Emerging Growth (Pinnacle(TM))                                  132,490           436,956         2,022,560
   MFS Emerging Growth (Pinnacle IV(TM))                               211,467            15,180           259,561
   MFS Investors Trust (Pinnacle(TM))                                  433,696         1,642,451         1,059,560
   MFS Investors Trust (Pinnacle IV(TM))                               209,480             7,577           283,555
   MFS Mid Cap Growth (Pinnacle(TM))                                 4,039,408         5,280,365         3,605,314

                            DIVISION                              PURCHASES            SALES            COST
------------------------------------------------------------------------------------------------------------------
   MFS Mid Cap Growth (Pinnacle IV(TM))                                701,193           294,501           491,664
   MFS New Discovery (Pinnacle(TM))                                  1,841,713         1,694,844         3,357,019
   MFS New Discovery (Pinnacle IV(TM))                                 599,843           160,756           565,872
   MFS Capital Opportunities (Pinnacle(TM))                            875,328         1,807,189         3,060,575
   MFS Capital Opportunities (Pinnacle IV(TM))                         196,499            46,056           278,300
   MFS Investors Growth Stock (Pinnacle IV(TM))                         64,668            14,673            97,790
   MFS Research (Pinnacle IV(TM))                                       70,858            44,945            47,241
   MFS Total Return (Pinnacle IV(TM))                                2,922,106           829,324         2,504,572
SERVICE CLASS 2:
   VIP Contrafund (Pinnacle IV(TM))                                  2,158,533           871,831         1,669,995
   VIP Dynamic Capital Appreciation (Pinnacle IV(TM))                   99,574            82,299            30,039
   VIP Equity-Income (Pinnacle IV(TM))                               3,613,253         1,348,817         2,905,491
   VIP Growth & Income (Pinnacle IV(TM))                               876,092           114,125         1,007,727
   VIP Growth (Pinnacle IV(TM))                                      1,448,918           825,834           857,119
   VIP Growth Opportunities (Pinnacle IV(TM))                           86,174            42,230            85,455
   VIP Mid Cap (Pinnacle IV(TM))                                     3,946,992         2,215,357         1,887,136
   VIP Money Market (Pinnacle IV(TM))                               11,588,353        10,249,484         3,576,101
SERVICE SHARES:
   Janus Aspen Aggressive Growth (Pinnacle(TM))                        656,321         1,143,040         1,183,398
   Janus Aspen Aggressive Growth (Pinnacle IV(TM))                     144,696           113,043            47,468
   Janus Aspen Balanced (Pinnacle IV(TM))                            2,258,127         1,123,187         1,532,467
   Janus Aspen Capital Appreciation (Pinnacle IV(TM))                  300,100            60,756           374,886
   Janus Aspen Core Equity (Pinnacle IV(TM))                            55,506            27,283            48,627
   Janus Aspen Growth (Pinnacle(TM))                                 2,735,535         3,280,376         1,021,302
   Janus Aspen Growth (Pinnacle IV(TM))                              1,359,915         1,440,240           236,236
   Janus Aspen International Growth (Pinnacle IV(TM))                   37,912            60,455            24,838
   Janus Aspen Strategic Value (Pinnacle(TM))                          403,213           917,050         1,249,717
   Janus Aspen Strategic Value (Pinnacle IV(TM))                       302,437            80,823           233,113
   Janus Aspen Worldwide Growth (Pinnacle IV(TM))                      481,231           476,054           464,850
CLASS 1B SHARES:
   Putnam VT Growth & Income (Pinnacle(TM))                            625,990           275,560           505,882
   Putnam VT Growth & Income (Pinnacle IV(TM))                         681,486           295,929           565,341
   Putnam VT International Growth (Pinnacle(TM))                    11,001,426        10,042,552         1,341,615
   Putnam VT International Growth (Pinnacle IV(TM))                    564,601           129,042           480,884
   Putnam VT Small Cap Value (Pinnacle(TM))                          3,614,386         1,535,644         2,636,026
   Putnam VT Small Cap Value (Pinnacle IV(TM))                       1,955,984           660,173         1,379,074

                            DIVISION                              PURCHASES            SALES            COST
------------------------------------------------------------------------------------------------------------------
CLASS 1B SHARES (CONTINUED):
   Putnam VT Technology (Pinnacle(TM))                                  23,772            30,393                 -
   Putnam VT Technology (Pinnacle IV(TM))                              305,887           307,992                 -
   Putnam VT Voyager II (Pinnacle(TM))                                 244,788            90,241           218,787
   Putnam VT Voyager II (Pinnacle IV(TM))                              242,122            43,892           227,429
CLASS A SHARES:
   Scudder EAFE Equity Index (Pinnacle(TM))                         16,979,343        17,024,317         1,799,390
   Scudder EAFE Equity Index (Pinnacle IV(TM))                         160,850            46,963           161,902
   Scudder Equity 500 Index (Pinnacle(TM))                           9,492,883        14,288,113        20,343,290
   Scudder Equity 500 Index (Pinnacle IV(TM))                        3,089,943         1,885,102         1,455,100
   Scudder Small Cap Index (Pinnacle(TM))                              892,037         1,411,720         4,480,321
   Scudder Small Cap Index (Pinnacle IV(TM))                           194,497            14,545           204,434
   Scudder Equity 500 Index (Pinnacle IV(TM))                        1,903,703               821         1,902,792
   Scudder Small Cap Index (Pinnacle IV(TM))                            38,446            17,743            16,518
                                                                                                   ---------------
                                                                                                   $   360,618,681
                                                                                                   ===============

3. EXPENSES

Integrity assumes mortality and expense risks and incurs certain administrative expenses related to the operations of the Separate Account and deducts a charge from the assets of the Separate Account at an annual rate. There are two contracts currently offered by the Separate Account: Pinnacle and Pinnacle IV. Pinnacle charges 1.20% and 0.15%, and Pinnacle IV charges 1.30% and 0.15%, respectively, of net assets to cover these risks and expenses. In addition, an annual administrative charge of $30 per contract is assessed if the participant's account value is less than $50,000 at the end of any participation year prior to the participant's retirement date (as defined by the participant's contract).

4.  FINANCIAL HIGHLIGHTS

A summary of unit values and units outstanding for variable annuity contracts, investment income and expense ratios, excluding expenses of the underlying funds, capital gain dividend distributions and total returns are presented for the periods ended December 31, 2002 (refer to the Statement of Changes in Net Assets for the periods ended December 31, 2002 for the applicable periods).

                                                                              --------------------
                                                                                   UNIT VALUE
                                                                    UNITS     --------------------  NET ASSETS
                      DIVISION                          YEAR        (000S)     LOWEST     HIGHEST     (000S)
------------------------------------------------------------------------------------------------------------------
Gabelli Large Cap Value (Pinnacle(TM))
                                                        2002          497      $ 7.74     $ 14.90     $ 4,976
                                                        2001          597       12.84       19.76       8,734
Gabelli Large Cap Value (Pinnacle IV(TM))
                                                        2002           74        4.65        8.96         446
                                                        2001           17        7.73       10.07         150
Harris Bretall Sullivan & Smith (Pinnacle(TM))
                                                        2002          813       12.22       20.13      10,711
                                                        2001        1,023       15.18       28.74      19,659
Harris Bretall Sullivan & Smith (Pinnacle IV(TM))
                                                        2002           21        5.85        9.63         134
                                                        2001           10        7.27       10.24          88
Third Avenue Value (Pinnacle(TM))
                                                        2002          781       20.28       31.79      18,822
                                                        2001          935       24.34       31.44      27,691
Third Avenue Value (Pinnacle IV(TM))
                                                        2002          311        6.79       10.65       2,514
                                                        2001           57        8.16       10.33         569
Baron Small Cap Value (Pinnacle(TM))
                                                        2002          236       14.18       19.31       3,595
                                                        2001          243       14.27       18.52       4,368
Baron Small Cap Value (Pinnacle IV(TM))
                                                        2002           73        7.89       10.75         616
                                                        2001           15        7.95       10.07         155
Touchstone Balanced (Pinnacle IV(TM))
                                                        2002            1        8.35       10.22          12
Touchstone Balanced (Pinnacle(TM))
                                                        2002           62        8.35       10.22         570
Touchstone Bond (Pinnacle IV(TM))
                                                        2002            7        9.92       10.48          70
Touchstone Bond (Pinnacle(TM))
                                                        2002          185        9.92       10.49       1,937
Touchstone Emerging Growth (Pinnacle IV(TM))
                                                        2002            1        6.71       10.22           6
Touchstone Emerging Growth (Pinnacle(TM))
                                                        2002           40      $ 6.71     $ 10.22       $ 303
Touchstone Enhanced 30 (Pinnacle(TM))
                                                        2002            3        7.17       10.71          25
Touchstone Growth & Income (Pinnacle(TM))
                                                        2002           24        7.28       10.44         199
Touchstone Growth/Value (Pinnacle(TM))
                                                        2002           11        7.04       10.75          87
                                                       CAPITAL GAIN  INVESTMENT
                                                         DIVIDEND      INCOME      EXPENSE     TOTAL
                      DIVISION                         DISTRIBUTION   RATIO (1)     RATIO    RETURN (2)
------------------------------------------------------------------------------------------------------
Gabelli Large Cap Value (Pinnacle(TM))
                                                        $       -       0.05%       1.35%     (31.53%)
                                                          127,066       1.76%       1.35%     (15.78%)
Gabelli Large Cap Value (Pinnacle IV(TM))
                                                                -       0.07%       1.45%     (31.51%)
                                                              384       1.23%       1.45%     (12.10%)
Harris Bretall Sullivan & Smith (Pinnacle(TM))
                                                                -       0.00%       1.35%     (31.44%)
                                                        1,884,335       0.00%       1.35%     (28.90%)
Harris Bretall Sullivan & Smith (Pinnacle IV(TM))
                                                                -       0.00%       1.45%     (31.45%)
                                                              605       0.00%       1.45%      (8.10%)
Third Avenue Value (Pinnacle(TM))
                                                                -       1.57%       1.35%     (18.60%)
                                                                -       0.84%       1.35%      13.66%
Third Avenue Value (Pinnacle IV(TM))
                                                                -       2.06%       1.45%     (18.63%)
                                                                -       1.10%       1.45%      (0.70%)
Baron Small Cap Value (Pinnacle(TM))
                                                                -       0.00%       1.35%     (15.25%)
                                                                -       0.00%       1.35%       5.15%
Baron Small Cap Value (Pinnacle IV(TM))
                                                                -       0.00%       1.45%     (15.38%)
                                                                -       0.00%       1.45%       0.10%
Touchstone Balanced (Pinnacle IV(TM))
                                                                1       0.49%       1.45%      (7.60%)
Touchstone Balanced (Pinnacle(TM))
                                                               51       6.52%       1.35%      (7.60%)
Touchstone Bond (Pinnacle IV(TM))
                                                                -      18.52%       1.45%       4.70%
Touchstone Bond (Pinnacle(TM))
                                                                -      15.32%       1.35%       4.80%
Touchstone Emerging Growth (Pinnacle IV(TM))
                                                              132       3.93%       1.45%     (23.30%)
Touchstone Emerging Growth (Pinnacle(TM))
                                                            6,929       3.14%       1.35%     (23.30%)
Touchstone Enhanced 30 (Pinnacle(TM))
                                                                -       1.34%       1.35%     (18.20%)
Touchstone Growth & Income (Pinnacle(TM))
                                                            2,044       9.87%       1.35%     (17.40%)
Touchstone Growth/Value (Pinnacle(TM))
                                                                -       0.00%       1.35%     (20.40%)

(1)  Results for periods of less than one year have been annualized.
(2)  Results for periods of less than one year have not been annualized.

                                                                              --------------------
                                                                                   UNIT VALUE
                                                                    UNITS     --------------------   NET ASSETS
                      DIVISION                          YEAR        (000S)     LOWEST     HIGHEST      (000S)
------------------------------------------------------------------------------------------------------------------
Touchstone Growth/Value (Pinnacle IV(TM))
                                                        2002            1      $ 7.04     $ 10.75      $    5
Touchstone High Yield (Pinnacle IV(TM))
                                                        2002          133        8.78       10.00       1,299
Touchstone High Yield (Pinnacle(TM))
                                                        2002          724        8.78       10.00       7,055
Touchstone International Equity (Pinnacle IV(TM))
                                                        2002           -*        7.11       10.21           0
Touchstone Large Cap Growth (Pinnacle(TM))
                                                        2002            4        7.31       10.65          32
Touchstone Money Market (Pinnacle IV(TM))
                                                        2002           74       10.00       10.00         739
Touchstone Money Market (Pinnacle(TM))
                                                        2002          208       10.00       10.01       2,077
Touchstone Small Cap Value (Pinnacle IV(TM))
                                                        2002            6        6.70       10.16          46
Touchstone Small Cap Value (Pinnacle(TM))
                                                        2002            5        6.70       10.16          44
Touchstone Value Plus (Pinnacle(TM))
                                                        2002            6        6.79       10.39          48
JPM Bond (Pinnacle(TM))
                                                        2002        2,171       12.12       13.09      28,399
                                                        2001        1,973       11.59       12.47      24,049
JPM Bond (Pinnacle IV(TM))
                                                        2002          369       10.15       10.95       4,042
                                                        2001           83        9.98       10.45         848
JPM International Opportunities (Pinnacle(TM))
                                                        2002          238        6.19        8.84       1,642
                                                        2001          293        7.28       10.81       2,511
JPM International Opportunities (Pinnacle IV(TM))
                                                        2002            8        7.06       10.08          59
                                                        2001            2        8.31       10.42          18
JPM Mid Cap Value (Pinnacle IV(TM))
                                                        2002            9        7.87       10.20          85
Van Kampen Emerging Markets Debt (Pinnacle(TM))
                                                        2002          202        9.38       10.72       2,156
                                                        2001          150        8.96        9.95       1,492
Van Kampen Emerging Markets Debt (Pinnacle IV(TM))
                                                        2002            9       10.00       11.42         100
                                                        2001            1        9.68       10.61          11
Van Kampen U.S. Real Estate (Pinnacle(TM))
                                                        2002          377       10.54       13.49       4,419
                                                        2001          340       10.65       12.43       4,072

                                                        CAPITAL GAIN  INVESTMENT
                                                          DIVIDEND      INCOME      EXPENSE     TOTAL
                      DIVISION                          DISTRIBUTION   RATIO (1)     RATIO    RETURN (2)
--------------------------------------------------------------------------------------------------------
Touchstone Growth/Value (Pinnacle IV(TM))
                                                                 -       0.00%       1.45%     (20.40%)
Touchstone High Yield (Pinnacle IV(TM))
                                                                 -      19.75%       1.45%      (2.60%)
Touchstone High Yield (Pinnacle(TM))
                                                                 -       9.04%       1.35%      (2.50%)
Touchstone International Equity (Pinnacle IV(TM))
                                                                 -       1.92%       1.45%     (22.50%)
Touchstone Large Cap Growth (Pinnacle(TM))
                                                                 -       0.00%       1.35%     (22.10%)
Touchstone Money Market (Pinnacle IV(TM))
                                                                 -       0.76%       1.45%       0.00%
Touchstone Money Market (Pinnacle(TM))
                                                                 -       0.78%       1.35%       0.00%
Touchstone Small Cap Value (Pinnacle IV(TM))
                                                                 -       0.00%       1.45%     (20.10%)
Touchstone Small Cap Value (Pinnacle(TM))
                                                                 -       0.00%       1.35%     (20.00%)
Touchstone Value Plus (Pinnacle(TM))
                                                                20       1.53%       1.35%     (22.00%)
JPM Bond (Pinnacle(TM))
                                                                 -       0.66%       1.35%       7.30%
                                                           133,096       6.65%       1.35%       5.54%
JPM Bond (Pinnacle IV(TM))
                                                                 -       0.51%       1.45%       7.25%
                                                             3,489      19.65%       1.45%       2.10%
JPM International Opportunities (Pinnacle(TM))
                                                                 -       0.48%       1.35%     (19.39%)
                                                            39,919       2.02%       1.35%     (20.22%)
JPM International Opportunities (Pinnacle IV(TM))
                                                                 -       0.32%       1.45%     (19.55%)
                                                                 -       5.51%       1.45%      (2.30%)
JPM Mid Cap Value (Pinnacle IV(TM))
                                                                 -       0.00%       1.45%      (8.00%)
Van Kampen Emerging Markets Debt (Pinnacle(TM))
                                                                 -       7.92%       1.35%       7.75%
                                                                 -       7.95%       1.35%       8.64%
Van Kampen Emerging Markets Debt (Pinnacle IV(TM))
                                                                 -      10.61%       1.45%       7.65%
                                                                 -      69.79%       1.45%       5.90%
Van Kampen U.S. Real Estate (Pinnacle(TM))
                                                            88,170       3.41%       1.35%      (2.17%)
                                                            30,456       3.80%       1.35%       8.31%

(1)  Results for periods of less than one year have been annualized.
(2)  Results for periods of less than one year have not been annualized.
* -  Less than 1,000.

                                                                              --------------------
                                                                                   UNIT VALUE
                                                                    UNITS     --------------------   NET ASSETS
                      DIVISION                          YEAR        (000S)     LOWEST     HIGHEST      (000S)
------------------------------------------------------------------------------------------------------------------
Van Kampen U.S. Real Estate (Pinnacle IV(TM))
                                                        2002           61      $ 8.98     $ 11.50     $   606
                                                        2001           10        9.22       10.60          98
Van Kampen Bandwidth & Telecommunication (Pinnacle(TM))
                                                        2002           10        1.57        9.04          20
Van Kampen Bandwidth & Telecommunication (Pinnacle IV(TM))
                                                        2002           21        1.67        9.62          44
                                                        2001            3        6.78       11.05          25
Van Kampen Biotechnology & Pharmaceutical (Pinnacle(TM))
                                                        2002           44        5.57        9.75         285
                                                        2001          203        8.12       10.22       2,006
Van Kampen Biotechnology & Pharmaceutical (Pinnacle IV(TM))
                                                        2002           26        5.56        9.75         167
                                                        2001            4        8.12       10.22          44
Van Kampen Internet (Pinnacle IV(TM))
                                                        2002            3        2.13        7.61           7
                                                        2001            1        4.74       10.53          10
Van Kampen MS High-Tech 35 Index (Pinnacle(TM))
                                                        2002            9        4.52       10.14          48
                                                        2001           30        6.10       10.42         282
Van Kampen MS High-Tech 35 Index (Pinnacle IV(TM))
                                                        2002            1        4.52       10.13           3
                                                        2001           -*        6.10       10.42           0
Van Kampen MS U.S. Multinational (Pinnacle(TM))
                                                        2002            2        4.97        9.94           8
Van Kampen MS U.S. Multinational (Pinnacle IV(TM))
                                                        2002            1        4.97        9.94           4
                                                        2001           -*        8.03       10.14           1
INITIAL CLASS:
VIP Equity-Income (Pinnacle(TM))
                                                        2002        1,423        8.16       12.27      13,585
                                                        2001        1,533        9.95       12.89      17,873
VIP II Contrafund (Pinnacle(TM))
                                                        2002        1,425       10.10       12.72      15,536
                                                        2001        1,519       10.66       13.89      18,517
VIP III Growth & Income (Pinnacle(TM))
                                                        2002          953        9.02       12.30       9,459
                                                        2001        1,131       10.42       13.45      13,651
VIP III Growth Opportunity (Pinnacle(TM))
                                                        2002          473        6.18        9.10       3,265
                                                        2001          662        7.51       10.75       5,936
INSTITUTIONAL SHARES:
Janus Aspen Balanced (Pinnacle(TM))
                                                        2002        2,172       13.17       15.18      29,974
                                                        2001        2,824       13.74       16.14      42,225
Janus Aspen Capital Appreciation (Pinnacle(TM))
                                                        2002        1,172       11.96       15.38      14,791
                                                        2001        1,721       13.01       20.49      26,107
                                                                CAPITAL GAIN  INVESTMENT
                                                                  DIVIDEND      INCOME      EXPENSE     TOTAL
                      DIVISION                                  DISTRIBUTION   RATIO (1)     RATIO    RETURN (2)
----------------------------------------------------------------------------------------------------------------
Van Kampen U.S. Real Estate (Pinnacle IV(TM))
                                                                    11,643       5.06%       1.45%      (2.15%)
                                                                       288      15.00%       1.45%       2.20%
Van Kampen Bandwidth & Telecommunication (Pinnacle(TM))
                                                                         -     147.06%       1.35%     (76.01%)
Van Kampen Bandwidth & Telecommunication (Pinnacle IV(TM))
                                                                         -      62.12%       1.45%     (76.06%)
                                                                         -       3.58%       1.45%     (13.10%)
Van Kampen Biotechnology & Pharmaceutical (Pinnacle(TM))
                                                                         -       1.02%       1.35%     (34.65%)
                                                                         -       1.41%       1.35%      (1.30%)
Van Kampen Biotechnology & Pharmaceutical (Pinnacle IV(TM))
                                                                         -       1.66%       1.45%     (34.69%)
                                                                         -       1.66%       1.45%      (1.40%)
Van Kampen Internet (Pinnacle IV(TM))
                                                                         -       0.00%       1.45%     (67.84%)
                                                                         -       0.00%       1.45%     (31.90%)
Van Kampen MS High-Tech 35 Index (Pinnacle(TM))
                                                                         -       0.57%       1.35%     (41.71%)
                                                                         -       4.95%       1.35%      (6.50%)
Van Kampen MS High-Tech 35 Index (Pinnacle IV(TM))
                                                                         -       1.10%       1.45%     (41.82%)
                                                                         -       0.00%       1.45%      (6.50%)
Van Kampen MS U.S. Multinational (Pinnacle(TM))
                                                                         -       1.54%       1.35%     (41.76%)
Van Kampen MS U.S. Multinational (Pinnacle IV(TM))
                                                                         -       3.79%       1.45%     (41.93%)
                                                                         -       0.00%       1.45%      (3.40%)
INITIAL CLASS:
VIP Equity-Income (Pinnacle(TM))
                                                                   403,825       2.10%       1.35%     (18.10%)
                                                                   768,588       1.58%       1.35%      (6.19%)
VIP II Contrafund (Pinnacle(TM))
                                                                         -       0.86%       1.35%     (10.58%)
                                                                   663,797       0.92%       1.35%     (13.42%)
VIP III Growth & Income (Pinnacle(TM))
                                                                         -       1.47%       1.35%     (17.73%)
                                                                   600,138       1.33%       1.35%      (9.99%)
VIP III Growth Opportunity (Pinnacle(TM))
                                                                         -       1.28%       1.35%     (22.97%)
                                                                         -       0.42%       1.35%     (15.54%)
INSTITUTIONAL SHARES:
Janus Aspen Balanced (Pinnacle(TM))
                                                                         -       2.25%       1.35%      (7.69%)
                                                                         -       2.51%       1.35%      (5.97%)
Janus Aspen Capital Appreciation (Pinnacle(TM))
                                                                         -       0.54%       1.35%     (16.81%)
                                                                         -       1.18%       1.35%     (22.76%)

(1)  Results for periods of less than one year have been annualized.
(2)  Results for periods of less than one year have not been annualized.
* -  Less than 1,000.

                                                                              --------------------
                                                                                   UNIT VALUE
                                                                    UNITS     --------------------   NET ASSETS
                      DIVISION                          YEAR        (000S)     LOWEST     HIGHEST      (000S)
------------------------------------------------------------------------------------------------------------------
Institutional Shares (continued):
Janus Aspen Money Market (Pinnacle(TM))
                                                        2002        1,701     $ 11.70     $ 11.73     $19,953
                                                        2001        2,337       11.38       11.70      27,346
Janus Aspen Worldwide Growth (Pinnacle(TM))
                                                        2002        1,708        8.46       12.56      15,615
                                                        2001        2,315       10.30       17.04      28,793
SERVICE CLASS:
VIP Growth (Pinnacle(TM))
                                                        2002          468        5.57        9.27       2,899
                                                        2001          504        7.23       11.41       4,527
VIP III Mid Cap (Pinnacle(TM))
                                                        2002          581       13.19       17.12       8,408
                                                        2001          581       14.30       16.47       9,459
MFS Emerging Growth (Pinnacle(TM))
                                                        2002          267        3.09        5.33         914
                                                        2001          337        4.11        7.82       1,767
MFS Emerging Growth (Pinnacle IV(TM))
                                                        2002           36        5.43        9.38         214
                                                        2001            8        7.23       10.11          69
MFS Investors Trust (Pinnacle(TM))
                                                        2002          135        5.90        8.53         883
                                                        2001          288        7.26       10.10       2,417
MFS Investors Trust (Pinnacle IV(TM))
                                                        2002           32        6.69        9.67         239
                                                        2001            9        8.24       10.07          82
MFS Mid Cap Growth (Pinnacle(TM))
                                                        2002          524        3.83        7.87       2,291
                                                        2001          870        5.81       10.47       6,814
MFS Mid Cap Growth (Pinnacle IV(TM))
                                                        2002           75        4.46        9.17         383
                                                        2001           20        6.77       10.00         185
MFS New Discovery (Pinnacle(TM))
                                                        2002          393        5.45        8.88       2,289
                                                        2001          418        6.58        9.98       3,624
MFS New Discovery (Pinnacle IV(TM))
                                                        2002           67        6.32       10.31         452
                                                        2001           17        7.64       10.14         175
MFS Capital Opportunities (Pinnacle(TM))
                                                        2002          375        3.97        6.71       1,705
                                                        2001          560        5.31        9.52       3,686
MFS Capital Opportunities (Pinnacle IV(TM))
                                                        2002           34        5.44        9.21         212
                                                        2001           16        7.28       10.11         141
MFS Investors Growth Stock (Pinnacle IV(TM))
                                                        2002           11        6.36        9.56          76
                                                        2001            5        7.72       10.16          50
                                                        CAPITAL GAIN  INVESTMENT
                                                          DIVIDEND      INCOME      EXPENSE     TOTAL
                      DIVISION                          DISTRIBUTION   RATIO (1)     RATIO    RETURN (2)
---------------------------------------------------------------------------------------------------------
Institutional Shares (continued):
Janus Aspen Money Market (Pinnacle(TM))
                                                                 -       1.62%       1.35%       0.26%
                                                                 -       3.96%       1.35%       2.81%
Janus Aspen Worldwide Growth (Pinnacle(TM))
                                                                 -       0.83%       1.35%     (26.53%)
                                                                 -       0.46%       1.35%     (23.49%)
SERVICE CLASS:
VIP Growth (Pinnacle(TM))
                                                                 -       0.14%       1.35%     (31.15%)
                                                           234,072       0.00%       1.35%     (18.86%)
VIP III Mid Cap (Pinnacle(TM))
                                                                 -       0.83%       1.35%     (11.12%)
                                                                 -       0.00%       1.35%      (4.69%)
MFS Emerging Growth (Pinnacle(TM))
                                                                 -       0.00%       1.35%     (34.73%)
                                                           106,101       0.00%       1.35%     (34.50%)
MFS Emerging Growth (Pinnacle IV(TM))
                                                                 -       0.00%       1.45%     (34.82%)
                                                                 -       0.00%       1.45%      (7.80%)
MFS Investors Trust (Pinnacle(TM))
                                                                 -       0.48%       1.35%     (22.29%)
                                                            31,554       0.51%       1.35%     (17.26%)
MFS Investors Trust (Pinnacle IV(TM))
                                                                 -       0.46%       1.45%     (22.29%)
                                                                 -       0.00%       1.45%      (4.90%)
MFS Mid Cap Growth (Pinnacle(TM))
                                                                 -       0.00%       1.35%     (44.19%)
                                                                 -       0.96%       1.35%     (18.69%)
MFS Mid Cap Growth (Pinnacle IV(TM))
                                                                 -       0.00%       1.45%     (44.24%)
                                                                 -       0.00%       1.45%      (8.90%)
MFS New Discovery (Pinnacle(TM))
                                                                 -       0.00%       1.35%     (32.76%)
                                                             2,852       2.44%       1.35%      (6.47%)
MFS New Discovery (Pinnacle IV(TM))
                                                                 -       0.00%       1.45%     (32.80%)
                                                                 -       0.00%       1.45%       0.60%
MFS Capital Opportunities (Pinnacle(TM))
                                                                 -       0.00%       1.35%     (30.85%)
                                                           128,720       4.68%       1.35%     (24.63%)
MFS Capital Opportunities (Pinnacle IV(TM))
                                                                 -       0.00%       1.45%     (30.82%)
                                                                 -       0.00%       1.45%      (9.80%)
MFS Investors Growth Stock (Pinnacle IV(TM))
                                                                 -       0.00%       1.45%     (28.81%)
                                                                 -       0.00%       1.45%      (5.60%)

(1)  Results for periods of less than one year have been annualized.
(2)  Results for periods of less than one year have not been annualized.
* -  Less than 1,000.

                                                                              --------------------
                                                                                   UNIT VALUE
                                                                    UNITS     --------------------   NET ASSETS
                      DIVISION                          YEAR        (000S)     LOWEST     HIGHEST      (000S)
------------------------------------------------------------------------------------------------------------------
Service Class (continued):
MFS Research (Pinnacle IV(TM))
                                                        2002            6      $ 6.27      $ 9.44     $    40
                                                        2001            3        7.80       10.09          29
MFS Total Return (Pinnacle IV(TM))
                                                        2002          262        8.54       10.22       2,430
                                                        2001           49        9.11       10.04         486
SERVICE CLASS 2:
VIP Contrafund (Pinnacle IV(TM))
                                                        2002          182        8.03       10.12       1,571
                                                        2001           49        8.49       10.00         474
VIP Dynamic Capital Appreciation (Pinnacle IV(TM))
                                                        2002            3        6.58       10.03          27
                                                        2001            3        7.46       10.31          29
VIP Equity-Income (Pinnacle IV(TM))
                                                        2002          347        6.73       10.14       2,733
                                                        2001           89        8.23       10.16         860
VIP Growth & Income (Pinnacle IV(TM))
                                                        2002          114        7.37       10.08         923
                                                        2001           27        8.55       10.16         265
VIP Growth (Pinnacle IV(TM))
                                                        2002          121        5.83        9.71         784
                                                        2001           41        7.58       10.26         384
VIP Growth Opportunities (Pinnacle IV(TM))
                                                        2002           10        6.58        9.73          77
                                                        2001            5        8.03       10.18          45
VIP Mid Cap (Pinnacle IV(TM))
                                                        2002          209        8.28       10.76       1,898
                                                        2001           40        9.00       10.28         404
VIP Money Market (Pinnacle IV(TM))
                                                        2002          356       10.05       10.06       3,575
                                                        2001          223       10.00       10.05       2,236
SERVICE SHARES:

Janus Aspen Aggressive Growth (Pinnacle(TM))
                                                        2002          238        2.61        4.03         679
                                                        2001          377        3.37        7.32       1,514
Janus Aspen Aggressive Growth (Pinnacle IV(TM))
                                                        2002            7        5.68        8.78          42
                                                        2001            2        7.35       10.22          21
Janus Aspen Balanced (Pinnacle IV(TM))
                                                        2002          164        8.70       10.03       1,489
                                                        2001           47        9.10       10.09         462
Janus Aspen Capital Appreciation (Pinnacle IV(TM))
                                                        2002           42        7.44        9.59         332
                                                        2001           15        8.12       10.23         143
Janus Aspen Core Equity (Pinnacle IV(TM))
                                                        2002            5        7.12       10.02          43
                                                        2001            2        8.15       10.16          23

                                                       CAPITAL GAIN  INVESTMENT
                                                         DIVIDEND      INCOME      EXPENSE     TOTAL
                      DIVISION                         DISTRIBUTION   RATIO (1)     RATIO    RETURN (2)
---------------------------------------------------------------------------------------------------------
Service Class (continued):
MFS Research (Pinnacle IV(TM))
                                                                -       0.14%       1.45%     (25.75%)
                                                                -       0.00%       1.45%      (6.80%)
MFS Total Return (Pinnacle IV(TM))
                                                            9,116       2.12%       1.45%      (6.74%)
                                                                -       0.00%       1.45%      (0.60%)
SERVICE CLASS 2:
VIP Contrafund (Pinnacle IV(TM))
                                                                -       0.43%       1.45%     (10.92%)
                                                                -       0.00%       1.45%      (2.90%)
VIP Dynamic Capital Appreciation (Pinnacle IV(TM))
                                                                -       0.09%       1.45%      (8.91%)
                                                                -       0.00%       1.45%      (5.70%)
VIP Equity-Income (Pinnacle IV(TM))
                                                           20,492       0.93%       1.45%     (18.36%)
                                                                -       0.00%       1.45%      (3.60%)
VIP Growth & Income (Pinnacle IV(TM))
                                                                -       0.92%       1.45%     (18.08%)
                                                                -       0.00%       1.45%      (1.00%)
VIP Growth (Pinnacle IV(TM))
                                                                -       0.10%       1.45%     (31.32%)
                                                                -       0.00%       1.45%      (5.80%)
VIP Growth Opportunities (Pinnacle IV(TM))
                                                                -       0.79%       1.45%     (23.17%)
                                                                -       0.00%       1.45%      (4.20%)
VIP Mid Cap (Pinnacle IV(TM))
                                                                -       0.36%       1.45%     (11.34%)
                                                                -       0.00%       1.45%       2.30%
VIP Money Market (Pinnacle IV(TM))
                                                                -       1.43%       1.45%       0.00%
                                                                -       2.51%       1.45%       0.50%
SERVICE SHARES:

Janus Aspen Aggressive Growth (Pinnacle(TM))
                                                                -       0.00%       1.35%     (29.10%)
                                                                -       0.00%       1.45%     (40.36%)
Janus Aspen Aggressive Growth (Pinnacle IV(TM))
                                                                -       0.00%       1.45%     (29.14%)
                                                                -       0.00%       1.45%     (12.50%)
Janus Aspen Balanced (Pinnacle IV(TM))
                                                                -       2.03%       1.45%      (7.99%)
                                                                -       4.81%       1.45%      (1.10%)
Janus Aspen Capital Appreciation (Pinnacle IV(TM))
                                                                -       0.34%       1.45%     (17.12%)
                                                                -       1.15%       1.45%      (5.40%)
Janus Aspen Core Equity (Pinnacle IV(TM))
                                                                -       0.09%       1.45%     (19.63%)
                                                                -       1.41%       1.45%      (3.70%)

(1)  Results for periods of less than one year have been annualized.
(2)  Results for periods of less than one year have not been annualized.

                                                                              --------------------
                                                                                   UNIT VALUE
                                                                    UNITS     --------------------   NET ASSETS
                      DIVISION                          YEAR        (000S)     LOWEST      HIGHEST     (000S)
------------------------------------------------------------------------------------------------------------------
Service Shares (continued):
Janus Aspen Growth (Pinnacle(TM))
                                                        2002          162      $ 4.22      $ 6.53      $  750
                                                        2001          249        5.27        9.53       1,594
Janus Aspen Growth (Pinnacle IV(TM))
                                                        2002           35        5.98        9.26         230
                                                        2001           48        7.47       10.31         439
Janus Aspen International Growth (Pinnacle IV(TM))
                                                        2002            3        6.47        9.75          21
                                                        2001            6        7.97       10.28          58
Janus Aspen Strategic Value (Pinnacle(TM))
                                                        2002          149        6.00        9.16         975
                                                        2001          216        7.51       10.21       1,873
Janus Aspen Strategic Value (Pinnacle IV(TM))
                                                        2002           28        6.55       10.01         203
                                                        2001            3        8.21       10.10          26
Janus Aspen Worldwide Growth (Pinnacle IV(TM))
                                                        2002           55        6.43        9.57         385
                                                        2001           53        7.86       10.28         502
CLASS 1B SHARES:

Putnam VT Growth & Income (Pinnacle(TM))
                                                        2002           64        6.47        9.90         485
                                                        2001           20        8.35       10.12         194
Putnam VT Growth & Income (Pinnacle IV(TM))
                                                        2002           67        6.48        9.92         508
                                                        2001           20        8.37       10.14         191
Putnam VT International Growth (Pinnacle(TM))
                                                        2002          175        7.04        9.82       1,365
                                                        2001           51        8.11       10.33         485
Putnam VT International Growth (Pinnacle IV(TM))
                                                        2002           58        7.10        9.90         456
                                                        2001            6        8.18       10.43          63
Putnam VT Small Cap Value (Pinnacle(TM))
                                                        2002          249        7.27       11.48       2,046
                                                        2001           73        8.09       10.29         741
Putnam VT Small Cap Value (Pinnacle IV(TM))
                                                        2002          152        7.23       11.44       1,244
                                                        2001           18        8.07       10.26         183
Putnam VT Voyager II (Pinnacle(TM))
                                                        2002           32        5.58        9.15         196
                                                        2001           10        6.91       10.12          94
Putnam VT Voyager II (Pinnacle IV(TM))
                                                        2002           30        5.62        9.23         190
                                                        2001            4        6.97       10.22          37
CLASS A SHARES:

Scudder EAFE Equity Index (Pinnacle(TM))
                                                        2002          261        6.19        8.82       1,755
                                                        2001          257        7.67       11.68       2,234
                                                        CAPITAL GAIN  INVESTMENT
                                                          DIVIDEND      INCOME      EXPENSE     TOTAL
                      DIVISION                          DISTRIBUTION   RATIO (1)     RATIO    RETURN (2)
---------------------------------------------------------------------------------------------------------
Service Shares (continued):
Janus Aspen Growth (Pinnacle(TM))
                                                                 -       0.00%       1.35%     (27.70%)
                                                             3,101       0.00%       1.35%     (25.96%)
Janus Aspen Growth (Pinnacle IV(TM))
                                                                 -       0.00%       1.45%     (27.81%)
                                                                 -       0.00%       1.45%      (9.40%)
Janus Aspen International Growth (Pinnacle IV(TM))
                                                                 -       0.65%       1.45%     (26.85%)
                                                                 -       0.80%       1.45%      (3.90%)
Janus Aspen Strategic Value (Pinnacle(TM))
                                                                 -       0.00%       1.35%     (24.45%)
                                                                 -       0.29%       1.35%      (9.59%)
Janus Aspen Strategic Value (Pinnacle IV(TM))
                                                                 -       0.00%       1.45%     (24.50%)
                                                                 -       0.00%       1.45%      (5.30%)
Janus Aspen Worldwide Growth (Pinnacle IV(TM))
                                                                 -       0.65%       1.45%     (26.79%)
                                                                 -       0.70%       1.45%      (5.20%)
CLASS 1B SHARES:

Putnam VT Growth & Income (Pinnacle(TM))
                                                             1,094       1.13%       1.35%     (20.08%)
                                                                 -       0.00%       1.35%      (4.90%)
Putnam VT Growth & Income (Pinnacle IV(TM))
                                                             2,121       1.61%       1.45%     (20.15%)
                                                                 -       0.00%       1.45%      (4.70%)
Putnam VT International Growth (Pinnacle(TM))
                                                                 -       0.63%       1.35%     (18.77%)
                                                                 -       0.00%       1.35%      (4.10%)
Putnam VT International Growth (Pinnacle IV(TM))
                                                                 -       0.44%       1.45%     (18.90%)
                                                                 -       0.00%       1.45%      (3.20%)
Putnam VT Small Cap Value (Pinnacle(TM))
                                                            15,339       0.14%       1.35%     (19.39%)
                                                                 -       0.00%       1.35%       2.10%
Putnam VT Small Cap Value (Pinnacle IV(TM))
                                                             4,669       0.12%       1.45%     (19.47%)
                                                                 -       0.00%       1.45%       1.70%
Putnam VT Voyager II (Pinnacle(TM))
                                                                 -       0.00%       1.35%     (30.50%)
                                                                 -       0.00%       1.35%     (10.50%)
Putnam VT Voyager II (Pinnacle IV(TM))
                                                                 -       0.00%       1.45%     (30.56%)
                                                                 -       0.00%       1.45%      (9.70%)
CLASS A SHARES:

Scudder EAFE Equity Index (Pinnacle(TM))
                                                                 -       1.38%       1.35%     (22.67%)
                                                                 -       0.00%       1.35%     (25.73%)

(1)  Results for periods of less than one year have been annualized.
(2)  Results for periods of less than one year have not been annualized.

                                                                              --------------------
                                                                                   UNIT VALUE
                                                                    UNITS     --------------------   NET ASSETS
                      DIVISION                          YEAR        (000S)     LOWEST      HIGHEST     (000S)
------------------------------------------------------------------------------------------------------------------
Class A Shares (continued):
Scudder EAFE Equity Index (Pinnacle IV(TM))
                                                        2002           18      $ 6.69      $ 9.54     $   130
                                                        2001            5        8.30       10.48          49
Scudder Equity 500 Index (Pinnacle(TM))
                                                        2002        1,911        8.04       12.14      17,391
                                                        2001        2,357       10.00       14.25      28,007
Scudder Equity 500 Index (Pinnacle IV(TM))
                                                        2002          197        6.44        9.73       1,441
                                                        2001           42        8.02       10.15         403
Scudder Small Cap Index (Pinnacle(TM))
                                                        2002          426        6.88       11.01       3,439
                                                        2001          491        7.99       10.91       5,064
Scudder Small Cap Index (Pinnacle IV(TM))
                                                        2002           22        6.71       10.73         175
                                                        2001            3        7.79       10.16          27

Scudder Equity 500 Index (Pinnacle IV(TM))
                                                        2002          222        7.38       10.51       1,857
Scudder Small Cap Index (Pinnacle IV(TM))
                                                        2002            2        6.49       10.20          15
                                                        CAPITAL GAIN  INVESTMENT
                                                          DIVIDEND      INCOME      EXPENSE     TOTAL
                      DIVISION                          DISTRIBUTION   RATIO (1)     RATIO    RETURN (2)
---------------------------------------------------------------------------------------------------------
Class A Shares (continued):
Scudder EAFE Equity Index (Pinnacle IV(TM))
                                                                 -       1.72%       1.45%     (22.77%)
                                                                 -       0.00%       1.45%      (6.00%)
Scudder Equity 500 Index (Pinnacle(TM))
                                                                 -       0.91%       1.35%     (23.40%)
                                                            24,484       0.80%       1.35%     (13.35%)
Scudder Equity 500 Index (Pinnacle IV(TM))
                                                                 -       1.92%       1.45%     (23.40%)
                                                               333       4.30%       1.45%      (4.70%)
Scudder Small Cap Index (Pinnacle(TM))
                                                             2,023       0.59%       1.35%     (21.63%)
                                                           107,632       3.04%       1.35%       0.68%
Scudder Small Cap Index (Pinnacle IV(TM))
                                                               103       1.09%       1.45%     (21.69%)
                                                               456      28.72%       1.45%       0.50%

Scudder Equity 500 Index (Pinnacle IV(TM))
                                                                 -       2.87%       1.45%     (16.50%)
Scudder Small Cap Index (Pinnacle IV(TM))
                                                                 9       0.57%       1.45%     (23.90%)

(1)  Results for periods of less than one year have been annualized.
(2)  Results for periods of less than one year have not been annualized.

5. SUBSEQUENT EVENTS (UNAUDITED)

On January 27, 2003, the Board of Directors of The Legends Fund, Inc. approved a proposal to reorganize each Portfolio with a corresponding series of Touchstone Variable Series Trust (each, a "Touchstone Fund"). Shareholders of record of each Portfolio as of January 31, 2003 will be asked to vote on the proposal at a special meeting of shareholders to be held on April 18, 2003. The reorganizations are part of a restructuring by Integrity, National Integrity and their affiliates designed to achieve greater operating efficiencies and potential economies of scale. Each Portfolio, the respective Touchstone Fund with which it will reorganize and the Touchstone Fund as it will be named after each reorganization (the "Combined Fund") is listed below:

PORTFOLIO:                        TOUCHSTONE FUND                    COMBINED FUND
---------------------------------------------------------------------------------------------------
Harris Bretall Sullivan &
  Smith Equity Growth             Touchstone Large Cap Growth        Touchstone Large Cap Growth
Third Avenue Value                Touchstone Small Cap Value         Touchstone Third Avenue Value
Gabelli Large Cap Value           Touchstone Value Plus              Touchstone Value Plus
Baron Small Cap                   A newly created fund               Touchstone Baron Small Cap

Each Combined Fund will have a similar or identical investment objective and similar or identical investment strategies and risks to those of the corresponding Portfolio. Touchstone Small Cap Value Fund will become a non-diversified fund, subject to the approval of its shareholders, to resemble the Third Avenue Value Portfolio.

Touchstone Advisers will continue to serve as investment manager to the Combined Funds after the reorganizations. The sub-adviser of each Combined Funds will be the same as the current sub-adviser of the corresponding Portfolio, except that the sub-adviser of Gabelli Large Cap Portfolio after the reorganization will be Fort Washington Investment Advisors, Inc., an affiliate of Touchstone Advisors.

                         Report of Independent Auditors

The Unit Holders and Board of Directors
Separate Account Ten of Integrity Life
     Insurance Company

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Separate Account Ten of Integrity Life Insurance Company (the "Separate Account") (comprised of the Select Ten Plus Division-March, Select Ten Plus Division-June, Select Ten Plus Division-September and Select Ten Plus Division-December) as of December 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2002 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective divisions constituting the Separate Account at December 31, 2002 and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Kansas City, Missouri
January 24, 2003

                        Select Ten Plus Division - March

                       Statement of Assets and Liabilities

                                                                       DECEMBER 31, 2002
                                                                       ------------------
ASSETS
   Investments in securities, at value
     (cost $4,357,127) - See accompanying schedule                      $    3,623,083
   Cash                                                                          6,972
   Dividends receivable                                                          7,933
                                                                        --------------
TOTAL ASSETS                                                                 3,637,988

LIABILITIES
   Accrued expenses                                                             11,432
                                                                        --------------
TOTAL LIABILITIES                                                               11,432
                                                                        --------------

NET ASSETS                                                              $    3,626,556
                                                                        ==============

UNIT VALUE, offering and redemption price per unit                      $         9.20
                                                                        ==============
Units outstanding                                                              394,155
                                                                        ==============

                             Statement of Operations


                                                                              YEAR ENDED
                                                                           DECEMBER 31, 2002
                                                                           -----------------
INVESTMENT INCOME
   Dividends                                                                $       143,015

EXPENSES
   Mortality and expense risk and administrative charges                             52,863
   Investment advisory and management fees                                           19,578
   Custody and accounting expenses                                                   22,496
   Professional fees                                                                 11,900
   Directors' fees and expenses                                                       3,100
   Printing and filing fees                                                           3,100
   Errors and omissions insurance                                                       200
                                                                            ---------------
     Total expenses before reimbursement                                            113,237
     Less: expense reimbursement                                                    (27,091)
                                                                            ---------------
     Net expenses                                                                    86,146
                                                                            ---------------
Net investment income                                                                56,869

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain on investments                                                 140,519
   Net unrealized depreciation during
     the period on investments                                                     (515,671)
                                                                            ---------------
Net realized and unrealized loss                                                   (375,152)
                                                                            ---------------

Net decrease in net assets resulting from operations                        $      (318,283)
                                                                            ===============

SEE ACCOMPANYING NOTES.

                        Select Ten Plus Division - March

                       Statements of Changes in Net Assets

                                                  YEAR ENDED          YEAR ENDED
                                               DECEMBER 31, 2002   DECEMBER 31, 2001
                                               -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment income                         $      56,869       $    38,089
   Net realized gain on investments                    140,519           109,655
   Net unrealized depreciation during
     the period on investments                        (515,671)         (296,533)
                                                 --------------      -------------
   Net decrease in net assets
     resulting from operations                        (318,283)         (148,789)

Contract related transactions:
   Contributions from contract holders
     (24,309 and 9,185 units, respectively)            261,314            89,444
   Cost of units redeemed (30,286 and
     33,849 units, respectively)                      (296,568)         (350,503)
                                                 --------------      -------------
   Net decrease in net assets
     resulting from unit transactions                  (35,254)         (261,059)
                                                 --------------      -------------

TOTAL DECREASE IN NET ASSETS                          (353,537)         (409,848)

NET ASSETS
Beginning of period                                  3,980,093         4,389,941
                                                 --------------      -------------
End of period                                    $   3,626,556       $ 3,980,093
                                                 =============       ============

SEE ACCOMPANYING NOTES.

                        Select Ten Plus Division - March

                              Financial Highlights


                                                                                                                   MARCH 31, 1999
                                                                                                                 (COMMENCEMENT OF
                                                        YEAR ENDED          YEAR ENDED         YEAR ENDED       OPERATIONS) THROUGH
                                                     DECEMBER 31, 2002  DECEMBER 31, 2001  DECEMBER 31, 2000(a)  DECEMBER 31, 1999
                                                     -----------------  -----------------  -------------------- --------------------
SELECTED PER-UNIT DATA
   Unit value, beginning of period                     $     9.95          $   10.33        $     10.24             $  10.00
   Income (loss) from investment operations:
     Net investment income                                   0.15               0.11               0.13                 0.04
     Net realized and unrealized gain
      (loss) on investments                                 (0.90)             (0.49)             (0.04)                0.20
                                                       ----------          ---------         ----------             ---------
     Total from investment operations                       (0.75)             (0.38)              0.09                 0.24
                                                       ----------          ---------         ----------             ---------
   Unit value, end of period                           $     9.20          $    9.95        $     10.33             $  10.24
                                                       ==========          =========         ==========             =========
TOTAL RETURN                                                (7.50%)            (3.75%)             0.97%                2.35%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)               $    3,627          $   3,980        $     4,390             $  6,800
Units outstanding                                         394,155            400,132            424,796              664,381
Ratio of investment income to average net assets             3.65%              3.11%              3.15%                2.58%
Ratio of net investment income to average net assets         1.45%              0.92%              0.95%                0.38%
Ratio of net investment income to average net assets
   before voluntary expense reimbursement                    0.76%              0.16%              0.32%                0.18%
Ratio of expenses to average net assets                      2.20%              2.20%              2.20%                2.20%
Ratio of expenses to average net assets
   before voluntary expense reimbursement                    2.89%              2.96%              2.83%                2.40%
Portfolio turnover rate                                        24%                19%                37%                  22%

PERCENTAGE AMOUNTS FOR PERIODS LESS THAN A FULL FISCAL YEAR ARE ANNUALIZED, EXCEPT TOTAL RETURN AND PORTFOLIO TURNOVER RATE.

(a) Effective March 3, 2000, Touchstone Advisors, Inc. replaced Integrity Capital Advisors, Inc. as adviser for the Separate Account.

SEE ACCOMPANYING NOTES.

                        Select Ten Plus Division - March

                             Schedule of Investments

                                December 31, 2002

                                                                    NUMBER           MARKET
                                                                   OF SHARES         VALUE
                                                                   ---------         -------
COMMON STOCKS (99.9%)
BASIC MATERIALS (20.4%)
     du Pont (E.I.) de Nemours and Company                           9,103      $    385,967
     International Paper Company                                    10,116           353,743
                                                                                ------------
                                                                                     739,710
CAPITAL GOODS (21.1%)
     Caterpillar, Inc.                                               7,628           348,752
     3M Company                                                      3,384           417,247
                                                                                ------------
                                                                                     765,999
COMMUNICATION SERVICES (8.8%)
     SBC Communications, Inc.                                       11,729           317,973

CONSUMER CYCLICAL (20.4%)
     Eastman Kodak Company                                          13,142           460,496
     General Motors Corporation                                      7,568           278,949
                                                                                ------------
                                                                                     739,445
CONSUMER STAPLE (9.2%)
     Philip Morris Companies, Inc.                                   8,205           332,549

FINANCIAL (8.4%)
     J.P. Morgan Chase & Company, Inc.                              12,743           305,832

PHARMACEUTICAL PREPARATIONS (11.6%)
     Merck & Co., Inc.                                               7,447           421,575
                                                                                ------------
TOTAL COMMON STOCKS (Cost $4,357,127)                                              3,623,083
                                                                                ------------
TOTAL INVESTMENTS (99.9%)                                                          3,623,083
OTHER ASSETS, LESS LIABILITIES (0.1%)                                                  3,473
                                                                                ------------
NET ASSETS (100.0%)                                                             $  3,626,556
                                                                                ============

OTHER INFORMATION:
Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the year ended December 31, 2002 aggregated $1,049,076 and $1,077,043, respectively. At December 31, 2002, net unrealized depreciation for tax purposes aggregated $734,044 of which $232,848 related to appreciated investments and $966,892 related to depreciated investments. The aggregate cost of investments was the same for financial statement and federal income tax purposes.


SEE ACCOMPANYING NOTES.

                         Select Ten Plus Division - June

                       Statement of Assets and Liabilities

                                                               DECEMBER 31, 2002
                                                               -----------------
ASSETS
   Investments in securities, at value
     (cost $3,991,925) - See accompanying schedule              $    3,225,249
   Cash                                                                  6,838
   Dividends receivable                                                  9,675
                                                                --------------
TOTAL ASSETS                                                         3,241,762

LIABILITIES
   Accrued expenses                                                     10,504
                                                                --------------
TOTAL LIABILITIES                                                       10,504
                                                                --------------

NET ASSETS                                                      $    3,231,258
                                                               ===============

UNIT VALUE, offering and redemption price per unit              $         9.22
                                                               ===============

Units outstanding                                                      350,392
                                                               ===============

                             Statement of Operations

                                                                   YEAR ENDED
                                                               DECEMBER 31, 2002
                                                               -----------------
INVESTMENT INCOME
   Dividends                                                    $    128,023

EXPENSES
   Mortality and expense risk and administrative charges              47,561
   Investment advisory and management fees                            17,616
   Custody and accounting expenses                                    22,090
   Professional fees                                                  12,000
   Directors' fees and expenses                                        3,100
   Printing and filing fees                                            3,000
   Errors and omissions insurance                                        232
                                                               -------------
     Total expenses before reimbursement                             105,599
     Less: expense reimbursement                                     (28,091)
                                                               -------------
     Net expenses                                                     77,508
                                                               -------------
Net investment income                                                 50,515

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain on investments                                   56,652
   Net unrealized depreciation during
     the period on investments                                      (491,140)
                                                               -------------
Net realized and unrealized loss                                    (434,488)
                                                               -------------
Net decrease in net assets resulting from operations            $   (383,973)
                                                               =============

SEE ACCOMPANYING NOTES.

                         Select Ten Plus Division - June

                       Statements of Changes in Net Assets

                                                YEAR ENDED         YEAR ENDED
                                             DECEMBER 31, 2002  DECEMBER 31, 2001
                                             -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment income                       $    50,515      $    32,934
   Net realized gain on investments                 56,652           21,014
   Net unrealized depreciation during
     the period on investments                    (491,140)        (217,778)
                                               -----------      -----------
   Net decrease in net assets
     resulting from operations                    (383,973)        (163,830)

Contract related transactions:
   Contributions from contract holders
     (54,708 and 11,424 units, respectively)       548,875          125,100
   Cost of units redeemed
     (58,732 and 33,213 units, respectively)      (565,306)        (354,170)
                                               -----------      -----------
   Net decrease in net assets
     resulting from unit transactions              (16,431)        (229,070)
                                               -----------      -----------

TOTAL DECREASE IN NET ASSETS                      (400,404)        (392,900)

NET ASSETS
Beginning of period                              3,631,662        4,024,562
                                               -----------      -----------
End of period                                  $ 3,231,258      $ 3,631,662
                                               ===========      ===========

SEE ACCOMPANYING NOTES.

                         Select Ten Plus Division - June

                              Financial Highlights

                                                                                                                    JUNE 30, 1998
                                                                                                                    (COMMENCEMENT
                                                                                                                    OF OPERATIONS)
                                          YEAR ENDED        YEAR ENDED         YEAR ENDED           YEAR ENDED         THROUGH
                                      DECEMBER 31, 2002  DECEMBER 31, 2001 DECEMBER 31, 2000(a) DECEMBER 31, 1999  DECEMBER 31, 1998
                                      -----------------  ----------------- -------------------- -----------------  -----------------
SELECTED PER-UNIT DATA
  Unit value, beginning of period      $  10.25           $  10.70            $  10.14               $  10.43            $  10.00
  Income (loss) from investment
     operations:
    Net investment income                  0.15               0.10                0.14                   0.02               0.03
    Net realized and unrealized gain
     (loss) on investments                (1.18)             (0.55)               0.42                  (0.31)              0.40
                                      ----------          -----------         --------               ---------            ---------
    Total from investment operations      (1.03)             (0.45)               0.56                  (0.29)              0.43
                                      ----------          -----------         --------               ---------            ---------
  Unit value, end of period            $   9.22           $  10.25            $  10.70               $  10.14            $  10.43
                                      ==========          ===========         ========               =========           ==========

TOTAL RETURN                             (10.00%)            (4.21%)              5.50%                 (2.78%)              4.30%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in thousands)                       $  3,231           $  3,632            $  4,025               $  6,431            $  2,043
Units outstanding                       350,392            354,416             376,205                634,209             195,841
Ratio of investment income
  to average net assets                    3.63%              3.06%               3.14%                  2.62%               2.69%
Ratio of net investment income
  to average net assets                    1.43%              0.86%               0.94%                  0.54%               0.50%
Ratio of net investment income (loss)
  to average net assets before
  voluntary expense reimbursement          0.63%              0.01%               0.19%                 (0.08%)             (1.50%)
Ratio of expenses to average
  net assets                               2.20%              2.20%               2.20%                  2.20%               2.20%
Ratio of expenses to average net
  assets before voluntary
  expense reimbursement                    3.00%              3.05%               2.95%                  2.82%               4.20%
Portfolio turnover rate                      29%                26%                 35%                    43%                  1%

PERCENTAGE AMOUNTS FOR PERIODS LESS THAN A FULL FISCAL YEAR ARE ANNUALIZED, EXCEPT TOTAL RETURN AND PORTFOLIO TURNOVER RATE.

(a) Effective March 3, 2000, Touchstone Advisors, Inc. replaced Integrity Capital Advisors, Inc. as adviser for the Separate Account.

SEE ACCOMPANYING NOTES.

                         Select Ten Plus Division - June

                             Schedule of Investments

                                December 31, 2002

                                                                   NUMBER OF           MARKET
                                                                    SHARES             VALUE
                                                                 ------------       -----------
COMMON STOCKS (99.8%)
BASIC MATERIALS (19.9%)
     du Pont (E.I.) de Nemours and Company                            7,977      $        338,225
     International Paper Company                                      8,709               304,542
                                                                                 ----------------
                                                                                          642,767

CAPITAL GOODS (10.5%)
     Caterpillar, Inc.                                                7,410               338,785

COMMUNICATION SERVICES (10.0%)
     SBC Communications, Inc.                                        11,943               323,775

CONSUMER CYCLICAL (20.6%)
     Eastman Kodak Company                                           11,366               398,264
     General Motors Corporation                                       7,240               266,881
                                                                                 ----------------
                                                                                          665,145
CONSUMER STAPLE (9.7%)
     Philip Morris Companies, Inc.                                    7,696               311,919

ELECTRICAL & ELECTRONIC MACHINERY (9.0%)
     General Electric Company                                        11,962               291,275

FINANCIAL (8.4%)
     J.P. Morgan Chase & Company, Inc.                               11,374               272,976

PHARMACEUTICAL PREPARATIONS (11.7%)
     Merck & Co., Inc.                                                6,688               378,607
                                                                                 ----------------

TOTAL COMMON STOCKS (Cost $3,991,925)                                                   3,225,249
                                                                                 ----------------
TOTAL INVESTMENTS (99.8%)                                                               3,225,249
OTHER ASSETS, LESS LIABILITIES (0.2%)                                                       6,009
                                                                                 ----------------
NET ASSETS (100.0%)                                                              $      3,231,258
                                                                                 ================

OTHER INFORMATION:
Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the year ended December 31, 2002 aggregated $1,085,194 and $1,109,225, respectively. At December 31, 2002, net unrealized depreciation for tax purposes aggregated $766,676 of which $79,242 related to appreciated investments and $845,918 related to depreciated investments. The aggregate cost of investments was the same for financial statement and federal income tax purposes.

SEE ACCOMPANYING NOTES.

                      Select Ten Plus Division - September

                       Statement of Assets and Liabilities

                                                               DECEMBER 31, 2002
                                                               -----------------
ASSETS
   Investments in securities, at value
     (cost $4,926,114) - See accompanying schedule              $    4,581,909
   Cash                                                                 10,960
   Dividends receivable                                                  9,900
                                                               ---------------
TOTAL ASSETS                                                         4,602,769

LIABILITIES
   Due to investment advisor                                             3,372
   Accrued expenses                                                     11,733
                                                               ---------------
TOTAL LIABILITIES                                                       15,105
                                                               ---------------

NET ASSETS                                                      $    4,587,664
                                                               ===============

UNIT VALUE, offering and redemption price per unit              $         9.95
                                                               ===============

Units outstanding                                                      460,979
                                                               ===============

                             Statement of Operations

                                                                  YEAR ENDED
                                                               DECEMBER 31, 2002
                                                               -----------------
INVESTMENT INCOME
   Dividends                                                    $   181,052

EXPENSES
   Mortality and expense risk and administrative charges             68,120
   Investment advisory and management fees                           25,230
   Custody and accounting expenses                                   23,259
   Professional fees                                                 12,000
   Directors' fees and expenses                                       3,100
   Printing and filing fees                                           3,000
   Errors and omissions insurance                                       200
                                                               --------------
     Total expenses before reimbursement                            134,909
     Less: expense reimbursement                                    (23,897)
                                                               --------------
     Net expenses                                                   111,012
                                                               --------------
Net investment income                                                70,040

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss on investments                                 (51,136)
   Net unrealized depreciation
     during the period on investments                              (284,880)
                                                               --------------
Net realized and unrealized loss                                   (336,016)
                                                               --------------

Net decrease in net assets resulting from operations            $  (265,976)
                                                               ==============

SEE ACCOMPANYING NOTES.

                      Select Ten Plus Division - September

                       Statements of Changes in Net Assets

                                                         YEAR ENDED                YEAR ENDED
                                                      DECEMBER 31, 2002         DECEMBER 31, 2001
                                                      -----------------         -----------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment income                               $       70,040           $      53,057
   Net realized gain (loss) on investments                    (51,136)                 12,110
   Net unrealized depreciation during
     the period on investments                               (284,880)                 (4,366)
                                                       ---------------          --------------
   Net increase (decrease) in net assets
     resulting from operations                               (265,976)                 60,801

Contract related transactions:
   Contributions from contract holders
     (14,877 and 31,962 units, respectively)                  128,546                 301,858
   Cost of units redeemed (74,239 and
     164,133 units, respectively)                            (761,389)             (1,749,776)
                                                       ---------------          --------------
   Net decrease in net assets resulting
     from unit transactions                                  (632,843)             (1,447,919)
                                                       ---------------          --------------

TOTAL DECREASE IN NET ASSETS                                 (898,819)             (1,387,118)

NET ASSETS
Beginning of period                                         5,486,483               6,873,601
                                                       ---------------          --------------

End of period                                          $    4,587,664           $   5,486,483
                                                       ===============          ==============

SEE ACCOMPANYING NOTES.

                      Select Ten Plus Division - September

                              Financial Highlights

                                                                                                                 SEPTEMBER 30, 1998
                                                                                                                  (COMMENCEMENT OF
                                         YEAR ENDED        YEAR ENDED         YEAR ENDED          YEAR ENDED     OPERATIONS) THROUGH
                                     DECEMBER 31, 2002  DECEMBER 31, 2001 DECEMBER 31, 2000(a) DECEMBER 31, 1999  DECEMBER 31, 1998
                                     -----------------  ----------------- -------------------- ----------------- -------------------
SELECTED PER-UNIT DATA
   Unit value, beginning of period       $   10.54         $   10.53          $   10.11        $    10.26           $    10.00
   Income (loss)  from investment
     operations:
     Net investment income                    0.21              0.17               0.18              0.05                 0.02
     Net realized and unrealized
       gain (loss) on investments            (0.80)            (0.16)              0.24             (0.20)                0.24
                                         ----------        ----------         ---------        -----------         ------------
     Total from investment
       operations                            (0.59)             0.01               0.42             (0.15)                0.26
                                         ----------        ----------         ---------        -----------         ------------
  Unit value, end of period              $    9.95         $   10.54          $   10.53        $    10.11           $    10.26
                                         =========         =========          =========        ==========           ===========

TOTAL RETURN                                 (5.61%)            0.09%              4.15%            (1.42%)               2.60%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
  thousands)                             $   4,588         $   5,486          $   6,874        $   11,247           $   11,012
Units outstanding                          460,979         $ 520,341            652,512         1,111,983            1,072,954
Ratio of investment income to
  average net assets                          3.59%             3.09%              3.32%             2.77%                2.80%
Ratio of net investment income to
  average net assets                          1.39%             0.89%              1.12%             0.57%                0.57%
Ratio of net investment income to
  average net assets before
  voluntary expense reimbursement             0.92%             0.03%              0.52%             0.29%                0.28%
Ratio of expenses to average net
  assets                                      2.20%             2.20%              2.20%             2.20%                2.20%
Ratio of expenses to average
  net assets before voluntary
  expense reimbursement                       2.67%             3.06%              2.80%             2.48%                2.49%
Portfolio turnover rate                         30%               26%                28%               50%                   1%

PERCENTAGE AMOUNTS FOR PERIODS LESS THAN A FULL FISCAL YEAR ARE ANNUALIZED, EXCEPT TOTAL RETURN AND PORTFOLIO TURNOVER RATE.

(a) Effective March 3, 2000, Touchstone Advisors, Inc. replaced Integrity Capital Advisors, Inc. as adviser for the Separate Account.

SEE ACCOMPANYING NOTES.

                      Select Ten Plus Division - September

                             Schedule of Investments

                                December 31, 2002

                                                                    NUMBER OF     MARKET
                                                                     SHARES       VALUE
                                                                    ---------    --------
COMMON STOCKS (99.9%)
AIRCRAFT PARTS & EQUIPMENT (9.2%)
     Honeywell International, Inc.                                  17,496       $  419,904

BASIC MATERIALS (9.8%)
     du Pont (E.I.) de Nemours and Company                          10,569          448,126

CAPITAL GOODS (10.4%)
     Caterpillar, Inc.                                              10,443          477,454

COMMUNICATION SERVICES (11.1%)
     SBC Communications, Inc.                                       18,842          510,807

CONSUMER CYCLICAL (18.7%)
     Eastman Kodak Company                                          13,861          485,689
     General Motors Corporation                                     10,138          373,680
                                                                                 ----------
                                                                                    859,369
CONSUMER STAPLE (9.2%)
     Philip Morris Companies, Inc.                                  10,362          419,972

FINANCIAL (11.2%)
     J.P. Morgan Chase & Company, Inc.                              21,440          514,560

PHARMACEUTICAL PREPARATIONS (10.4%)
     Merck & Co., Inc.                                                8,431         477,279

PRIMARY METAL INDUSTRIES (9.9%)
     Alcoa, Inc.                                                    19,949          454,438
                                                                                 ----------

TOTAL COMMON STOCKS (Cost $4,926,114)                                             4,581,909
                                                                                 ----------
TOTAL INVESTMENTS (99.9%)                                                         4,581,909
OTHER ASSETS, LESS LIABILITIES (0.1%)                                                 5,755
                                                                                 ----------
NET ASSETS (100.0%)                                                              $4,587,664
                                                                                 ==========


OTHER INFORMATION:
Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the year ended December 31, 2002 aggregated $1,579,545 and $2,288,404, respectively. At December 31, 2002, net unrealized depreciation for tax purposes aggregated $344,205 of which $377,902 related to appreciated investments and $722,107 related to depreciated investments. The aggregate cost of investments was the same for financial statement and federal income tax purposes.

SEE ACCOMPANYING NOTES.

                       Select Ten Plus Division - December

                       Statement of Assets and Liabilities

                                                     DECEMBER 31, 2002
                                                     -----------------
ASSETS
   Investments in securities, at value
     (cost $5,363,817) - See accompanying schedule   $       4,610,409
   Cash                                                         69,602
   Dividends receivable                                         10,127
   Receivable for investment securities sold                 1,598,642
                                                     -----------------
TOTAL ASSETS                                                 6,288,780

LIABILITIES
   Payable for investment securities purchased               1,646,541
   Accrued expenses                                              9,244
                                                     -----------------
TOTAL LIABILITIES                                            1,655,785
                                                     -----------------

NET ASSETS                                           $       4,632,995
                                                     =================

UNIT VALUE, offering and redemption price per unit   $            8.79
                                                     =================

Units outstanding                                              527,129
                                                     =================

                             Statement of Operations

                                                                                YEAR ENDED
                                                                             DECEMBER 31, 2002
                                                                             -----------------
INVESTMENT INCOME
   Dividends                                                                  $         187,144

EXPENSES
   Mortality and expense risk and administrative charges                                 68,752
   Investment advisory and management fees                                               25,464
   Custody and accounting expenses                                                       22,371
   Professional fees                                                                      5,419
   Directors' fees and expenses                                                           3,100
   Printing and filing fees                                                               3,000
   Errors and omissions insurance                                                         6,582
                                                                              -----------------
     Total expenses before reimbursement                                                134,687
     Less: expense reimbursement                                                        (22,647)
                                                                              -----------------
     Net expenses                                                                       112,040
                                                                              -----------------
Net investment income                                                                    75,104

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss on investments                                                    (496,819)
   Net unrealized depreciation during the period on investments                        (143,768)
                                                                              -----------------
Net realized and unrealized loss                                                       (640,587)
                                                                              -----------------

Net decrease in net assets resulting from operations                          $        (565,483)
                                                                              =================

SEE ACCOMPANYING NOTES.

                       Select Ten Plus Division - December

                       Statements of Changes in Net Assets

                                                         YEAR ENDED           YEAR ENDED
                                                      DECEMBER 31, 2002    DECEMBER 31, 2001
                                                      -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment income                             $           75,104    $           54,689
   Net realized gain (loss) on investments                     (496,819)              235,844
   Net unrealized depreciation
     during the period on investments                          (143,768)             (654,615)
                                                     ------------------    ------------------
   Net decrease in net assets
     resulting from operations                                 (565,483)             (364,082)

Contract related transactions:
   Contributions from contract holders
     (5,432 and 28,713 units, respectively)                      48,125               285,589
   Cost of units redeemed
     (42,418 and 49,768 units, respectively)                   (401,052)             (525,020)
                                                     ------------------    ------------------
   Net decrease in net assets resulting
     from unit transactions                                    (352,927)             (239,431)
                                                     ------------------    ------------------

TOTAL DECREASE IN NET ASSETS                                   (918,410)             (603,513)

NET ASSETS
Beginning of period                                           5,551,405             6,154,918
                                                     ------------------    ------------------

End of period                                        $        4,632,995    $        5,551,405
                                                     ==================    ==================

SEE ACCOMPANYING NOTES.

                       Select Ten Plus Division - December

                              Financial Highlights

                                                          YEAR ENDED            YEAR ENDED             YEAR ENDED
                                                       DECEMBER 31, 2002     DECEMBER 31, 2001     DECEMBER 31, 2000(a)
                                                       -----------------     -----------------     --------------------
SELECTED PER-UNIT DATA
   Unit value, beginning of period                     $            9.84     $           10.52     $              10.15
   Income (loss) from investment operations:
     Net investment income                                          0.17                  0.11                     0.18
     Net realized and unrealized gain
        (loss) on investments                                      (1.22)                (0.79)                    0.19
                                                       -----------------     -----------------     --------------------
     Total from investment operations                              (1.05)                (0.68)                    0.37
                                                       -----------------     -----------------     --------------------
   Unit value, end of period                           $            8.79     $            9.84     $              10.52
                                                       =================     =================     ====================

TOTAL RETURN                                                      (10.69%)               (6.45%)                   3.62%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)               $           4,633     $           5,551     $              6,155
Units outstanding                                                527,129               564,115                  585,170
Ratio of investment income to average net
  assets                                                            3.67%                 3.15%                    3.11%
Ratio of net investment income (loss) to average
  net assets                                                        1.47%                 0.95%                    0.91%
Ratio of net investment income (loss) to average net
  assets before voluntary expense reimbursement                     1.03%                 0.61%                    0.71%
Ratio of expenses to average net assets                             2.20%                 2.20%                    2.20%
Ratio of expenses to average net assets
  before voluntary expense reimbursement                            2.64%                 2.54%                    2.40%
Portfolio turnover rate                                               33%                   17%                       9%

                                                                              FOR THE ONE DAY
                                                                               PERIOD ENDED
                                                                             DECEMBER 31, 1998
                                                          YEAR ENDED           (COMMENCEMENT
                                                       DECEMBER 31, 1999       OF OPERATIONS)
                                                       -----------------     -----------------
SELECTED PER-UNIT DATA
   Unit value, beginning of period                     $            9.82    $           10.00
   Income (loss) from investment operations:
     Net investment income                                          0.05                - (b)
     Net realized and unrealized gain
        (loss) on investments                                       0.28                (0.18)
                                                       -----------------    -----------------
     Total from investment operations                               0.33                (0.18)
                                                       -----------------    -----------------
   Unit value, end of period                           $           10.15    $            9.82
                                                       =================    =================

TOTAL RETURN                                                        3.38%               (1.80%)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)               $          13,113    $          14,520
Units outstanding                                              1,291,739            1,478,641
Ratio of investment income to average net
  assets                                                            2.63%                --
Ratio of net investment income (loss) to average
  net assets                                                        0.51%               (2.12%)
Ratio of net investment income (loss) to average net
  assets before voluntary expense reimbursement                     0.51%               (2.12%)
Ratio of expenses to average net assets                             2.12%                2.12%
Ratio of expenses to average net assets
  before voluntary expense reimbursement                            2.12%                2.12%
Portfolio turnover rate                                               36%                   0%

PERCENTAGE AMOUNTS FOR PERIODS LESS THAN A FULL FISCAL YEAR ARE ANNUALIZED, EXCEPT TOTAL RETURN AND PORTFOLIO TURNOVER RATE.

(a) Effective March 3, 2000, Touchstone Advisors, Inc. replaced Integrity Capital Advisors, Inc. as adviser for the Separate Account.
(b)  Less than $0.01

SEE ACCOMPANYING NOTES.

                       Select Ten Plus Division - December

                             Schedule of Investments

                                December 31, 2002

                                              NUMBER OF    MARKET
                                               SHARES      VALUE
                                              ---------  ----------
COMMON STOCKS (99.5%)
AIRCRAFT PARTS & EQUIPMENT (10.6%)
     Honeywell International, Inc.              20,462   $  491,088

BASIC MATERIALS (9.9%)
     du Pont (E.I.) de Nemours and Company      10,756      456,054
     International Paper Company                    92        3,228
                                                         ----------
                                                            459,282

CAPITAL GOODS (10.0%)
     Caterpillar, Inc.                          10,112      462,321

COMMUNICATION SERVICES (19.9%)
     AT&T Corporation                           17,650      460,842
     SBC Communications, Inc.                   16,861      457,102
                                                         ----------
                                                            917,944

CONSUMER CYCLICAL (19.7%)
     Eastman Kodak Company                      12,809      448,827
     General Motors Corporation                 12,581      463,739
                                                         ----------
                                                            912,566

CONSUMER STAPLE (9.7%)
     Philip Morris Companies, Inc.              11,109      450,248

ELECTRICAL & ELECTRONIC MACHINERY (9.9%)
     General Electric Company                   18,767      456,976

FINANCIAL (9.8%)
     J.P. Morgan Chase & Company, Inc.          19,166      459,984
                                                         ----------

TOTAL COMMON STOCKS (Cost $5,363,817)                     4,610,409
                                                         ----------
TOTAL INVESTMENTS (99.5%)                                 4,610,409
OTHER ASSETS, LESS LIABILITIES (0.5%)                        22,586
                                                         ----------
NET ASSETS (100.0%)                                      $4,632,995
                                                         ==========

OTHER INFORMATION:
Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the year ended December 31, 2002 aggregated $1,703,370 and $2,032,993, respectively. At December 31, 2002, net unrealized depreciation for tax purposes aggregated $753,408 of which $209,702 related to appreciated investments and $963,110 related to depreciated investments. The aggregate cost of investments was the same for financial statement and federal income tax purposes.

SEE ACCOMPANYING NOTES.

            Separate Account Ten of Integrity Life Insurance Company

                          Notes to Financial Statements

                                December 31, 2002

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Separate Account Ten of Integrity Life Insurance Company (the "Separate Account") was established as of February 4, 1998. The Separate Account is registered under the Investment Company Act of 1940 as a management investment company. Contributions to the Separate Account are currently limited to PINNACLE contract holders and SYNDICATED SELECT TEN PLUS contract holders. PINNACLE and SYNDICATED SELECT TEN PLUS are flexible premium variable annuity products issued by Integrity Life Insurance Company ("Integrity"). The Separate Account is currently divided into four divisions: Select Ten Plus Division - March, Select Ten Plus Division - June, Select Ten Plus Division - September, and Select Ten Plus Division - December (the "Division(s)"). Each Division is a non-diversified investment company that invests directly in securities. The Divisions seek total return by acquiring the ten highest yielding stocks in the Dow Jones Industrial Average in equal weights and holding them for approximately twelve months. Each Division is open for new investments on only one day of each year. The twelve month holding period begins on the last day of the month for which the Division is named. For example, the Select Ten Plus Division - March invests only on the last business day of March each year. The assets of the Separate Account are owned by Integrity.

Touchstone Securities, Inc. ("Touchstone Securities"), a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc., distributes units of the Separate Account. Touchstone Advisors, Inc. ("Touchstone Advisors"), an investment adviser registered under the Investment Advisers Act of 1940, provides management services to the Separate Account pursuant to a management agreement. INVESCO-National Asset Management ("National Asset"), an investment adviser registered under the Investment Advisers Act of 1940, serves as the sub-adviser of the Divisions pursuant to a Sub-Advisory Agreement.

The Western and Southern Life Insurance Company ("W&S") is the ultimate parent of Integrity, Touchstone Advisors and Touchstone Securities.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States as set forth for separate accounts in the revised audit and accounting guide issued by the American Institute of Certified Public Accountants, AUDITS OF INVESTMENT COMPANIES.

SECURITY VALUATION

Common stocks are valued at the last sale price on the exchange on which they are primarily traded.

SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date net of brokerage fees, commissions and transfer fees. Dividend income is recorded on the ex-dividend date. Interest income, if any, is accrued daily. Realized gains and losses on sales of investments are determined on the basis of the first-in, first-out method for all of the Divisions.

FEDERAL INCOME TAX MATTERS

Operations of the Separate Account are included in the income tax return of Integrity, which is taxed as a life insurance company under the Internal Revenue Code. The Separate Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. Under existing federal income tax law, no taxes are payable on the investment income or on the capital gains of the Separate Account.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2.   EXPENSES

Integrity assumes mortality and expense risks and incurs certain administrative expenses related to the operations of the Separate Account and deducts a charge from the assets of the Divisions at an annual rate of 1.20% and 0.15% of average daily net assets, respectively, to cover these risks and expenses. In addition, an annual charge of $30 per contract is assessed if the contract holder's account value is less than $50,000 at the end of any participation year prior to the contract holder's retirement date (as defined by the contract).

3.   INVESTMENT ADVISORY AGREEMENTS AND PAYMENTS TO RELATED PARTIES

Touchstone Advisors serves as investment adviser for the Divisions and National Asset serves as the sub-adviser for the Divisions. For providing investment management services to the divisions, Touchstone Advisors receives a monthly fee based on an annual rate of 0.50% of each Division's average daily net assets. Touchstone Advisors, not the Separate Account, pays sub-advisory fees to National Asset based on the average daily net assets of the Divisions. Fees under the sub-advisory agreement are paid at an annual rate of 0.10% of average daily net assets up to $100 million and 0.05% of average daily net assets in excess of $100 million. Touchstone Advisors has guaranteed it or an affiliate will pay National Asset a minimum annual subadvisory fee of $50,000.

Touchstone Advisors has agreed to reimburse each Division for operating expenses (excluding investment advisory and management fees and mortality and expense risk and administrative charges) above an annual rate of 0.35% of the Divisions' average net assets.

Certain officers and directors of the Separate Account are also officers of Touchstone Securities, Touchstone Advisors, and Integrity. The Separate Account does not pay any amounts to compensate these individuals.

4.   CHANGE IN OFFICERS AND DIRECTORS (UNAUDITED)

On November 21, 2002, the Board of Managers of the Separate Account approved Don
W. Cummings as President, Kevin L. Howard as Secretary, Meredith Hettinger as Treasurer, and Lee Ann Gaydosh as Anti-Money Laundering Compliance Officer. Formerly, Edward J. Haines acted as president and Don W. Cummings acted as controller/treasurer.

                                     PART C

                                OTHER INFORMATION

ITEM 24.    FINANCIAL STATEMENTS AND EXHIBITS

(a)         FINANCIAL STATEMENTS INCLUDED IN PART A:

            Part 1 - Financial Information

            FINANCIAL STATEMENTS INCLUDED IN PART B:

            SEPARATE ACCOUNT II:

            Report of Independent Auditors

            Statement of Assets and Liabilities as of December 31, 2002 Statement of Operations for the Year Ended December 31, 2002 Statements of Changes in Net Assets for the Years Ended December 31,
                       2002 and 2001

            Notes to Financial Statements

            SEPARATE ACCOUNT TEN:

            Report of Independent Auditors

            Statement of Assets and Liabilities as of December 31, 2001 Statement of Changes in Net Assets for the Year Ended December 31,
                      2001
            Statement of Operations for the Year Ended December 31, 2001

            Notes to Financial Statements

            INTEGRITY LIFE INSURANCE COMPANY:

            Report of Independent Auditors

            Balance Sheets (Statutory Basis) as of December 31, 2002 and 2001 Statements of Income (Statutory Basis) for the Years Ended
                       December 31, 2002 and 2001
            Statements of Changes in Capital and Surplus (Statutory Basis) for
                       the Years Ended December 31, 2002 and 2001
            Statements of Cash Flows (Statutory Basis) for the Years Ended
                       December 31, 2002 and 2001

            Notes to Financial Statements (Statutory Basis)

            (b)      EXHIBITS:

            The following exhibits are filed herewith:

            1. Resolutions of the Board of Directors of Integrity Life Insurance Company (INTEGRITY) and Certification of the Chief Executive Officer authorizing the establishment of Separate Account II, the Registrant. Incorporated by reference to Registrant's Form N-4 registration statement filed on August 24, 1992.

            2.       Not applicable.

            3.(a) Form of Selling/General Agent Agreement between Integrity and PaineWebber Incorporated. Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 registration statement on Form N-4 filed on November 9, 1992.

            3.(b) Form of Variable Contract Principal Underwriter Agreement with Touchstone Securities Corporation. Incorporated by reference to Registrant's Form N-4 registration statement (File

                     No. 33-51268) on May 1, 1996.

            4.(a) Form of trust agreement. Incorporated by reference to Registrant's Form N-4 registration statement filed on August 24, 1992.

            4.(b) Form of group variable annuity contract. Incorporated by reference to pre-effective amendment no. 1 to Registrant's Form N-4 registration statement filed on November 9, 1992.

            4.(c) Form of variable annuity certificate. Incorporated by reference to Registrant's N-4 registration statement filed on August 24, 1992.

            4.(d) Form of individual variable annuity contract. Incorporated by reference to pre-effective amendment no. 1 to Registrant's Form N-4 registration statement (File No. 33-51270), filed on November 9, 1992.

            4.(e) Forms of riders to certificate for qualified plans. Incorporated by reference to pre-effective amendment no. 1 to Registrant's Form N-4 registration statement filed on November 9, 1992.

            4.(f) Form of rider for use in certain states eliminating the Guarantee Period Options. Incorporated by reference to Form N-4 registration statement (File No. 33-56654).

            4.(g) Alternate form of variable annuity contract for use in certain states. Incorporated by reference to Registrant's Form N-4 registration statement (File No. 33-51268) on May 1, 1996.

            5. Form of application. Incorporated by reference to post-effective amendment no. 1 to Form S-1 registration statement (File No. 33-51270).

            6.(a) Certificate of Incorporation of Integrity. Incorporated by reference to post-effective amendment no. 4 to Registrant's Form N-4 registration statement (File No. 51268), filed on April 28, 1995.

            6.(b) By-Laws of Integrity. Incorporated by reference to post-effective amendment no. 4 to Registrant's Form N-4 registration statement (File No. 33-51268), filed on April 28, 1995.

            7.(a) Reinsurance Agreement between Integrity and Connecticut General Life Insurance Company (CIGNA). Incorporated by reference to post-effective amendment no. 4 to Registrant's Form N-4 registration statement (File No. 33-51268), filed on April 28, 1995.

            7.(b) Reinsurance Agreement between Integrity and Connecticut General Life Insurance Company (CIGNA) effective January 1, 1995. Incorporated by reference to Registrant's Form N-4 registration statement (File No. 33-51268) on May 1, 1996.

            8.(a) Form of Participation Agreement among Integrity Series Fund, Inc., Integrity Financial Services, Inc. and Integrity, incorporated by reference to Registrant's registration statement on Form N-4 (File No. 33-51268) filed August 24, 1992.

            8.(b) Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation ("FDC") and Integrity, dated November 20, 1990. Incorporated by reference from post-effective amendment no. 5 to Form N-4 registration statement of Separate Account I of Integrity (File No. 33-8903), filed on February 28, 1992.

            8.(c) Participation Agreement Among Variable Insurance Products Fund II, FDC and Integrity, dated November 20, 1990. Incorporated by reference from post-effective amendment no. 5 to Form N-4 registration statement of Separate Account I of Integrity (File No. 33-8903), filed on February 28, 1992.

            8.(d) Amendment No. 1 to Participation Agreements Among Variable Insurance Products Fund,

                     Variable Insurance Products Fund II, FDC, and Integrity. Incorporated by reference from Form N-4 registration statement of Separate Account I of Integrity (File No. 33-56654), filed on May 1, 1996.

            8.(e) Participation Agreement Among Variable Insurance Products Fund III, FDC and Integrity, dated February 1, 1997. Incorporated by reference from Form N-4 registration statement of Separate Account I of Integrity (File No. 33-56658), filed on May 1, 1997.

            8.(f) Form of Participation Agreement Among BT Insurance Funds Trust, Bankers Trust Company and Integrity. Incorporated by reference to Registrant's Form N-4 registration statement (File No. 33-51268) filed on April 28, 1999.

            8.(g) Form of Participation Agreement Between Janus Aspen Series and Integrity. Incorporated by reference to Registrant's Form N-4 registration statement (File No. 33-51268) on April 28, 1999.

            8.(h) Form of Participation Agreement Between JPM Series Trust II and Integrity. Incorporated by reference to Registrant's Form N-4 registration statement (File No. 33-51268) on April 28, 1999.

            8.(i) Form of Participation Agreement Between Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd, LLP and Integrity. Incorporated by reference to Registrant's Form N-4 registration statement (File No. 33-51268) on April 28, 1999.

            8.(j) Form of Participation Agreement (Service Shares) between Janus Aspen Series and National Integrity, incorporated by reference to Registrant's registration statement on Form N-4 (File No. 33-51268) filed April 24, 2000.

            8.(k) Form of Distribution and Shareholder Services Agreement (Service Shares) between Janus Distributors, Inc. and Integrity, incorporated by reference to Registrant's registration statement on Form N-4 (File No. 33-51268) filed April 24, 2000.

            8.(l) Form of Participation Agreement between MFS Variable Insurance Trust, Massachusetts Financial Services Company and Integrity, incorporated by reference to Registrant's registration statement on Form N-4 (File No. 33-51268) filed April 24, 2000.

            8.(m) Form of Participation Agreement among Putnam Variable Trust, Putnam Mutual Fund Corp., Touchstone Securities, Inc. and Integrity, incorporated by reference to Registrant's registration statement on Form N-4 (File No. 333-44876) filed November 13, 2000.

            8.(n) Form of Participation Agreement among Van Kampen Funds, Inc., Touchstone Securities, Inc. and Integrity, incorporated by reference to Registrant's registration statement. On Form N-4 (File No. 333-44876) filed November 13, 2000.


            8.(o) Form of Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Touchstone Securities, Inc. and Integrity Life Insurance Company incorportaed by reference to Registrant's registration statwment on Form N-4 (File No 33-51268) filed December 30, 2002.


            9.       Opinion and Consent of G. Stephen Wastek.

            10.      Consents of Ernst & Young LLP.

            11.      Not applicable.

            12.      Not applicable.

            13. Schedule for computation of performance quotations. Incorporated by reference to Registrant's Form N-4 registration statement (File No. 33-51268) on May 1, 1996.

            14.      Not applicable.

ITEM 25.    DIRECTORS AND OFFICERS OF THE DEPOSITOR

            Set forth below is information regarding the directors and principal officers of Integrity, the Depositor:

DIRECTORS:


NAME AND PRINCIPAL BUSINESS ADDRESS                POSITION AND OFFICES WITH DEPOSITOR
-----------------------------------                -----------------------------------
John F. Barrett                                    Vice Chairman of the Board and Director
400 Broadway, Cincinnati, Ohio 45202

Dennis L. Carr                                     Director, Executive Vice President and Chief Actuary
515 W. Market, Louisville, Kentucky 40202

John R. Lindholm                                   Director, President & CEO
515 W. Market, Louisville, Kentucky 40202

Robert L. Walker                                   Director
400 Broadway, Cincinnati, Ohio 45202

William J. Williams                                Chairman of the Board and Director
400 Broadway, Cincinnati, Ohio 45202

Donald J. Wuebbling                                Director
400 Broadway, Cincinnati, Ohio 45202

OFFICERS:

John R. Lindholm*                                  President

Dennis L. Carr*                                    Executive Vice President & Chief Actuary

James G. Kaiser                                    Executive Vice President
333 Ludlow Street, Stamford, Connecticut 06902

Don W. Cummings*                                   Senior Vice President & Chief Financial Officer

William F. Ledwin                                  Senior Vice President & Chief Investment Officer
400 Broadway, Cincinnati, Ohio 45202

William H. Guth*                                   Senior Vice President

Edward J. Haines*                                  Senior Vice President

Kevin L. Howard*                                   Senior Vice President

Kenneth A. Palmer*                                 Senior Vice President

Jill R. Keinsley*                                  Senior Vice President

James J. Vance                                     Vice President & Treasurer
400 Broadway, Cincinnati, Ohio 45202

Joseph F. Vap*                                          Director, Financial Operations

Edward J. Babbitt                                       Secretary
400 Broadway, Cincinnati, Ohio 45202

* Principal Business Address: 515 West Market Street, Louisville, Kentucky 40202

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH INTEGRITY OR REGISTRANT

The Western and Southern Life Insurance Company ("WSLIC"); Ohio corporation

     Western-Southern Life Assurance Company ("WSLAC"); Ohio corporation; 100% owned by WSLIC

          Courtyard Nursing Care, Inc.; Ohio corporation; 100% owned by WSLAC;
               ownership and operation of real estate.

          IFS Financial Services, Inc. ("IFS"); Ohio corporation; 100% owned by
               WSLAC; development and marketing of financial products for distribution through financial institutions.

               IFS Systems, Inc.; Delaware corporation; 100% owned by IFS;
                    development, marketing and support of software systems.

               IFS Insurance Agency, Inc.; Ohio corporation; 99% owned by IFS,
                    1% owned by William F. Ledwin; general insurance agency.

               Touchstone Securities, Inc.; Nebraska corporation; 100% owned by
                    IFS; securities broker-dealer.

               Touchstone Advisors, Inc.; Ohio corporation; 100% owned by IFS;
                    registered investment adviser.

               IFS Agency Services, Inc.; Pennsylvania corporation; 100% owned by IFS; general insurance agency.

               IFS Agency, Inc.; Texas corporation; 100% owned by an
                    individual; general insurance agency.

               IFS General Agency, Inc.; Pennsylvania corporation; 100% owned by William F. Ledwin; general insurance agency.

               Fort Washington Brokerage Services, Inc.; Ohio corporation; 100%
                    owned by IFS Financial Services, Inc.; registered investment advisor and broker dealer.

               IFS Fund Distributors, Inc.; Ohio corporation; 100% owned by IFS
                    Financial Services, Inc.; registered broker dealer

               Integrated Fund Services, Inc.; Ohio corporation; 100% owned by
                    IFS Financial Services, Inc.; registered transfer agent

     Integrity Life Insurance Company; Ohio corporation; 100% owned by WSLIC.

          National Integrity Life Insurance Company; New York corporation; 100% owned by Integrity Life Insurance Company.

     Seasons Congregate Living, Inc.; Ohio corporation; 100% owned by WSLIC;
          ownership and operation of real
          estate.

     Latitudes at the Moors, Inc.; Florida corporation; 100% owned by WSLIC;
          ownership and operation of real estate.

     WestAd Inc.; Ohio corporation; 100% owned by WSLIC, general advertising, book-selling and publishing.

     Fort Washington Investment Advisors, Inc.; Ohio corporation; 100% owned by
          WSLIC; registered investment adviser.

          Todd Investment Advisors, Inc.; Kentucky corporation; 100% owned by
               Fort Washington Investment Advisors, Inc.; registered investment adviser.

               Fort Washington Brokerage Services, Inc.; Ohio corporation; 100%
                    owned by IFS Financial Services, Inc.; registered investment advisor and broker dealer.

               IFS Fund Distributors, Inc.; Ohio corporation; 100% owned by IFS
                    Financial Services, Inc.; registered broker dealer

               Integrated Fund Services, Inc.; Ohio corporation; 100% owned by
                    IFS Financial Services, Inc.; registered transfer agent

     Columbus Life Insurance Company; Ohio corporation; 100% owned by WSLIC;
          insurance.

          Colmain Properties, Inc.; Ohio corporation; 100% owned by Columbus
               Life Insurance Company; acquiring, owning, managing, leasing, selling real estate.

               Colpick, Inc.; Ohio corporation; 100% owned by Colmain
                    Properties, Inc.; acquiring, owning, managing, leasing and selling real estate.

          CAI Holding Company, Inc.; Ohio corporation; 100% owned by Columbus
               Life Insurance Company; holding company.

               Capital Analysts Incorporated; Delaware corporation; 100% owned by CAI Holding Company; securities broker-dealer and registered investment advisor.

               Capital Analysts Agency, Inc.; Ohio corporation; 99% owned by
                    Capital Analysts Incorporated, 1% owned by William F. Ledwin; general insurance agency.

               Capital Analysts Agency, Inc.; Texas corporation; 100% owned by an individual who is a resident of Texas, but under contractual association with Capital Analysts Incorporated; general insurance agency.

               Capital Analysts Insurance Agency, Inc.; Massachusetts
                    corporation; 100% owned by Capital Analysts Incorporated; general insurance agency.

          CLIC Company I; Delaware corporation; 100% owned by Columbus Life
               Insurance Company; holding company.

          CLIC Company II; Delaware corporation; 100% owned by Columbus Life
               Insurance Company; holding company.

     Eagle Properties, Inc.; Ohio corporation; 100% owned by WSLIC; ownership, development and management of real estate.

          Seasons Management Company; Ohio corporation; 100 % owned by Eagle
               Properties, Inc.;

               management of real estate.

          Waslic Company II; Delaware corporation; 100% owned by WSLIC; holding company.

          WestTax, Inc.; Ohio corporation, 100% owned by WSLIC; preparation and electronic filing of tax returns.

          Florida Outlet Marts, Inc.; Florida corporation; 100% owned by WSLIC;
               ownership and operation of real estate.

          AM Concepts Inc.; Delaware corporation, 100% owned by WSLIC; venture capital investment in companies engaged in alternative marketing of financial products.

          Western-Southern Agency, Inc.; Ohio corporation; 99% owned by WSLIC;
               1% owned by William F. Ledwin; general insurance agency.

          Western-Southern Agency Services, Inc.; Pennsylvania corporation; 100% owned by WSLIC; general insurance agency.

          W-S Agency of Texas, Inc.; Texas corporation; 100% owned by an individual; general insurance agency.

ITEM 27.    NUMBER OF CONTRACT OWNERS


            As of March 31, 2003 there were 8091 contract owners of Separate Account II of Integrity.


ITEM 28.    INDEMNIFICATION

BY-LAWS OF INTEGRITY. Integrity's By-Laws provide, in Article V, as follows:

            Section 5.1 INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND INCORPORATORS. To the extent permitted by the laws of the State of Ohio, subject to all applicable requirements thereof:

            (a) The Corporation shall indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the Corporation, by reason of the fact that he is or was a Director, officer, employee, or agent of the Corporation or is or was serving at the request of the Corporation as a Director, trustee, officer, employee, or agent of another corporation, domestic or foreign, non-profit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorney's fees, judgements, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

            (b) The Corporation shall indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a Director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, trustee, officer, employee, or agent of another corporation, domestic or foreign, non-profit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorney's fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect to any of the following:

                   (1) Any claim, issue, or matter as to which such person is adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless, and only to the extent the court of common pleas or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper;

                   (2) Any action of suit in which the only liability asserted against a Director is pursuant to Section 1701.95 of the Ohio Revised Code.

            (c) To the extent that a Director, trustee, officer, employee, or agent has been successful in the merits or otherwise in defense of any action, suit, or proceeding referred to in division (a) and (b) of this Article, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses, including attorney's fees, actually and reasonably incurred by him in connection with the action, suit, or proceeding.

            (d) Any indemnification under divisions (a) and (b) of this Article, unless ordered by a court, shall be made by the Corporation only as authorized in the specific case upon the determination that indemnification of the Director, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in divisions (a) and (b) of this Article. Such determination shall be made as follows:

                   (1) By a majority vote of a quorum consisting of Directors of the Corporation who were not and are not parties to or threatened with any such action, suit, or proceeding;

                   (2)   If the quorum described in division (d)(1) of this
                   Article is not obtainable or if a majority vote of a quorum of disinterested Directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the Corporation or any person to be indemnified within the past five years;

                   (3)   By the Shareholders; or

                   (4) By the court of common pleas or the court in which such action, suit or proceeding was brought.

            Any determination made by the disinterested Directors under Article
            (d)(1) or by independent legal counsel under Article (d)(2) shall be promptly communicated to the person who threatened or brought the action or suit by in the right of the Corporation under (b) of this Article, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

            (e)    (1)   Expenses, including attorney's fees, incurred by a
            Director in defending the action, suit, or proceeding shall be paid by the Corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding upon receipt of an undertaking by or on behalf of the Director in which he agrees to do both of the following:

                         (i) Repay such amount if it is proved by clear and convincing evidence in a court of competent jurisdiction that his action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the Corporation or undertaken with reckless disregard for the best interests of the Corporation;

                         (ii) Reasonably cooperate with the Corporation concerning the action, suit or proceeding.

                   (2) Expenses, including attorney's fees, incurred by a Director, officer, employee, or agent in defending any action, suit, or proceeding referred to in divisions (a) and
                   (b) of this Article, may be paid by the Corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding as authorized by the Directors in the specific case upon receipt of an undertaking by or on behalf of the Director, officer, employee, or agent to repay such amount, if it ultimately is determined that he is not entitled to be indemnified by the Corporation.

            (f) The indemnification authorized by this section shall not be exclusive of, and shall be in addition to, any other rights granted to those seeking indemnification under the Articles or the Regulations for any agreement, vote of Shareholders or disinterested Directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a Director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

            (g) The Corporation may purchase and maintain insurance or furnish similar protection, including but not limited to trust funds, letters of credit, or self insurance, on behalf of or for any person who is or was a Director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee, or agent of another corporation, domestic or foreign, non-profit or for profit, partnership, joint venture, trust, or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under this section. Insurance may be purchased from or maintained with a person in which the Corporation has a financial interest.

ITEM 29.    PRINCIPAL UNDERWRITERS

     (a) Touchstone Securities is the principal underwriter for Separate Account II. Touchstone Securities also serves as an underwriter for Separate Account I and Ten of Integrity, Separate Accounts I and II of National Integrity Life Insurance Company, contracts issued under Western-Southern Life Assurance Company's Separate Accounts 1 and 2; The Legends Fund, Inc.; and for the shares of several series (Funds) of Touchstone Series Trust (formerly Select Advisors Trust A), Touchstone Strategic Trust, Touchstone Investment Trust and Touchstone Tax-Free Trust; each of which is affiliated with the Depositor. Integrity is the Depositor of Separate Accounts II, I, Ten and VUL.

     (b) The names and business addresses of the officers and directors of, and their positions with, Touchstone Securities are as follows:

DIRECTORS:

NAME AND PRINCIPAL BUSINESS ADDRESS      POSITION AND OFFICES WITH TOUCHSTONE SECURITIES
-----------------------------------      -----------------------------------------------
James N. Clark(1)                        Director

Jill T. McGruder(3)                      Director, Chief Executive Officer and President

Edward S. Heenan(1)                      Director and Controller

William F. Ledwin(1)                     Director

Donald J. Wuebbling(1)                   Director

OFFICERS:

Jill T McGruder(3)                       President and CEO

Richard K. Taulbee(1)                    Vice President

Robert F. Morand(1)                      Secretary

Patricia Wilson(3)                       Chief Compliance Officer

Edward S. Heenan(1)                      Controller

James J. Vance(1)                        Vice President and Treasurer

Robert F. Morand(1)                      Secretary

Terrie A. Wiedenheft(3)                  Chief Financial Officer

Don W. Cummings(2)                       Vice President

Elaine M. Reuss(1)                       Assistant Treasurer

Jospeh Vap(2)                            Assistant Treasurer

David L. Anders(2)                       Assistant Vice President

Laurel S. Durham(2)                      Assistant Vice President

Lisa C. Heffley(2)                       Assistant Vice President

Patricia L. Tackett(2)                   Assistant Vice President

Mark Murphy(2)                           Assistant Vice President

(1)  Principal Business Address: 400 Broadway, Cincinnati, Ohio 45202
(2)  Principal Business Address: 515 W. Market St. Louisville, Kentucky 40202
(3) Principal Business Address: 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202

(c)         Not applicable.

ITEM 30.    LOCATION OF ACCOUNTS AND RECORDS

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Integrity at 515 West Market Street, Louisville, Kentucky 40202.

ITEM 31.    MANAGEMENT SERVICES

There are currently no management-related services provided to the Registrant.

ITEM 32.    UNDERTAKINGS

The Registrant hereby undertakes:

(a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

Integrity represents that the aggregate charges under variable annuity contracts described in this Registration Statement are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Integrity.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet the requirements of Securities Act Rule 485 for effectiveness of this Registration statement and have duly caused this amendment to the Registration Statement to be signed on their behalf, in the City of Louisville and State of Kentucky on this 28th day of April, 2003.


                             SEPARATE ACCOUNT II OF
                        INTEGRITY LIFE INSURANCE COMPANY
                                  (Registrant)

                      By: Integrity Life Insurance Company
                                   (Depositor)


                            By: /s/ John R. Lindholm
                                --------------------
                                   John R. Lindholm

                                   President & CEO



                        INTEGRITY LIFE INSURANCE COMPANY
                                   (Depositor)


                            By: /s/ John R. Lindholm
                                --------------------
                                   John R. Lindholm

                                   President & CEO

                                   SIGNATURES

As required by the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.

PRINCIPAL EXECUTIVE OFFICER:         /s/ John R. Lindholm
                                   ---------------------------------------------

                                   John R. Lindholm, President & CEO
                                   Date: 4/28/03


PRINCIPAL FINANCIAL OFFICER:         /s/ Don W. Cummings
                                   ---------------------
                                   Don W. Cummings, Chief Financial Officer
                                   Date: 4/28/03



PRINCIPAL ACCOUNTING OFFICER:        /s/ Joseph F Vap
                                   ---------------------------------------------
                                   Joseph F. Vap, Director, Financial Operations

                                   Date: 4/28/03


DIRECTORS:

 /s/ Dennis L. Carr                /s/ Robert L. Walker
--------------------------         ---------------------------------------------
Dennis L. Carr                     Robert L. Walker

Date: 4/28/03                      Date: 4/28/03


 /s/ Donald J. Wuebbling
--------------------------         ---------------------------------------------
Donald J. Wuebbling                William J. Williams

Date: 4/28/03                      Date: 4/28/03


 /s/ John R. Lindholm
--------------------------
John R. Lindholm

Date: 4/28/03

 /s/ John F. Barrett

--------------------------
John F. Barrett

Date: 4/28/03

                                  EXHIBIT INDEX

EXHIBIT NUMBER




9.   Opinion and Consent of G. Stephen Wastek

10.  Auditors Consent